As filed with the Securities and Exchange Commission on November 7, 2019

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-05518

Investment Company Act file number

The RBB FUND, INC.
(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Salvatore Faia, President

c/o U.S. Bank Global Fund Services

615 East Michigan Street

Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-5366

Registrant's telephone number, including area code

Date of fiscal year end: August 31

Date of reporting period: August 31, 2019

Item 1. Reports to Stockholders.

Abbey Capital Futures Strategy Fund

of

THE RBB FUND, INC.

Annual Report

August 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-844-261-6484.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-844-261-6484 to inform the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

Abbey Capital Futures Strategy Fund

Annual Investment Adviser’s Report

August 31, 2019 (Unaudited)

Dear Shareholder,

The Abbey Capital Futures Strategy Fund (the “Fund”) Class I returned +10.63% net of fees for the 12-month fiscal year ended August 31, 2019. The positive performance was driven primarily by profits in fixed income and major currencies, although losses were incurred in equities and energy over the period. The Fund’s core allocation to Diversified Trendfollowing (“Trendfollowing”) sub-advisers (sub-advisers are also known as “Trading Advisers”) drove the majority of positive performance over the period, with the Fund’s non-Trendfollowing allocation performing negatively. The Fund may invest up to 25% of its total assets in Abbey Capital Master Offshore Fund Limited (“ACMOF”), which invests substantially all of its assets in Abbey Capital Offshore Fund SPC (“ACOF”), which is a multi-adviser fund that invests in managed futures and foreign exchange. The Fund may also invest up to 25% of its assets into Abbey Capital Onshore Series LLC (“ACOS”), which is a multi-adviser fund that invests in managed futures and foreign exchange contracts.

Average Total Returns for the Periods Ended August 31, 2019 (unless otherwise noted)

	2019 YTD	1 Year	SEP. 1, 2017 TO AUG. 31, 2018	5 Year Annualized	ANNUALIZED SINCE INCEPTION ON JULY 1, 2014
Class I Shares	15.35%	10.63%	1.34%	4.40%	4.98%
Class A Shares*	15.28%	10.37%	1.08%	4.15%	4.72%
Class A Shares (max load)*	8.64%	4.01%	-4.73%	2.93%	3.53%
Class C Shares**	14.57%	9.49%	0.36%	3.38%	3.95%
BofA Merrill Lynch 3-Month T- Bill Index***	1.63%	2.36%	1.52%	0.95%	0.92%
S&P 500® Total Return Index***	18.34%	2.92%	19.66%	10.11%	10.31%
Barclay CTA Index***	7.62%	5.64%	-0.10%	1.47%	1.72%

Barclay CTA numbers are based on the estimates available on the BarclayHedge website as of September 20, 2019

Source: Abbey Capital, Bloomberg and BarclayHedge.

Performance quoted is past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. Visit www.abbeycapital.com for returns updated daily. Call (US Toll Free) 1-844-261-6484 or (international callers) + 1-508-871-3276 for returns current to the most recent month-end.

Please note the above is shown for illustrative purposes only

*

Class A Shares performance prior to its inception on August 29, 2014 is the performance of Class I Shares, adjusted for the Class A Shares expense ratio. There is a maximum sales charge (load) imposed on purchases (as a percentage of offering price) of 5.75% in Class A Shares.

**	Class C Shares performance prior to its inception on October 6, 2015 is the performance of Class I Shares, adjusted for the Class C Shares expense ratio.

***

The Barclay CTA Index is derived from data that is self-reported by investment managers based on the performance of privately managed funds. In contrast, the S&P 500® Total Return Index and the Bank of America Merrill Lynch 3-Month T-Bill Index are comprised of publicly traded securities. As a result of these differences, these indices may not be directly comparable and the table above is shown for illustrative purposes only.

Abbey Capital Limited (the “Adviser”) has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 1.79%, 2.04% and 2.79% of the Fund’s average daily net assets attributable to Class I Shares, Class A Shares, and Class C Shares, respectively. These represent the net expense ratios and are applicable to investors. This contractual limitation is in effect until December 31, 2020, and may not be terminated

1

Abbey Capital Futures Strategy Fund

Annual Investment Adviser’s Report (Continued)

August 31, 2019 (Unaudited)

without the approval of the Board of Directors of The RBB Fund, Inc. In addition, the Adviser may recoup any waived or reimbursed amounts from the Fund within three years from the date on which such waiver or reimbursement was made by the Adviser, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement. Without the expense limitation agreement, the expense ratios are 1.88%. 2.13% and 2.88% of the Fund’s average daily net assets attributable to Class I Shares, Class A Shares, and Class C Shares, respectively, as stated in the Fund’s current prospectus dated December 31, 2018, as supplemented (and which may differ from the actual expense ratios for the period covered by this report). The quoted performance would have been lower without the expense limitation.

Please refer to the prospectus for further information on expenses and fees.

Market Commentary

The twelve-month fiscal year ended August 31, 2019 saw various themes emerge and drive market sentiment, leading to periods of elevated volatility in certain market sectors. Geopolitics was a key driver of equity markets across the globe, with investors having to consider US-China trade tensions and Brexit, among other risks. Monetary policy was another market driver as a number of global central banks shifted towards a more dovish stance in 2019. Concerns over weak global economic data, particularly slowing manufacturing growth, and global trade uncertainty were some of the factors impacting central bank policy. Overall, geopolitical uncertainty and more accommodative monetary policy supported fixed income markets over the period, while there were periods of volatility within equity markets that were also notable.

October 2018 saw a sharp selloff in US equities due to policy tightening fears following robust US economic data and some hawkish rhetoric from US Federal Reserve (“Fed”) Chair Powell. Threats from US President Trump to escalate the trade war with China were an added headwind for stocks, with Asian indices particularly impacted by the deteriorating US-China trade relations. Although global equity markets stabilised in November, most major indices tumbled in early December as the Fed hiked rates for the fourth time in 2018 and was perceived to be less dovish than expected given rising concerns over global growth. A US government shutdown and hard Brexit concerns added to the list of political risks influencing markets.

Sentiment improved in early 2019 on optimism over the US-China trade impasse, with risk assets receiving a boost from an almost synchronous shift in policy guidance by central banks. With persistently weak eurozone economic data and signs that the global economy may be slowing, the European Central Bank (“ECB”) pushed back the date of any potential rate hike and announced plans to increase credit availability. The Fed also backed away from its previous guidance for rate hikes in 2019 after acknowledging a slowdown in US economic activity. Guidance from central banks in Australia, Canada, Japan and New Zealand also turned more cautious, which all tended to support a rally in global bonds in the first part of 2019.

Concerns over slowing global growth increased in Q2 2019, while further escalation in the US- China trade dispute was another market-moving theme. As a result, expectations of easier monetary policy followed, and global fixed income markets saw an extended bullish trend. Stocks were also mostly higher in Q2 2019, with the S&P 500 Index recording its strongest first half of a year since 1998. Perceived haven assets and currencies were also in high demand in the second half of Q2 2019, with USD/JPY declining from late April 2019 until August 2019. Gold prices rose slightly later in Q2 2019 amid low global bond yields and general caution over the global economic outlook. Gold prices reached a six-year high in August 2019 as the uptrend extended, ultimately finishing August slightly below this level.

With persistent concerns over US-China trade and weak economic data, July 2019 saw the Fed cut rates and the ECB hinting at fresh monetary stimulus later in the year. Eurozone bond markets extended gains in July as a result, while the USD rose in value, and US Treasury yields ticked higher as the Fed attempted to downplay its rate cut as a ‘mid-cycle adjustment’. In the United Kingdom (“UK”), yields dropped alongside the GBP as Brexit became a notable driver of UK asset prices. Boris Johnson’s confirmation as UK Prime Minister sparked fresh fears over a ‘no-deal’ Brexit, which would remain a concern throughout August. Over the full 12-month period, UK 10-year yields dropped by over 0.90%,

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Abbey Capital Futures Strategy Fund

Annual Investment Adviser’s Report (Continued)

August 31, 2019 (Unaudited)

highlighting both the stark rally across global bond markets and caution over the UK’s exit from the European Union. Yields in the US fell more drastically, with the US 10- year Treasury yield down over 1.30%, of which 0.52% were lost in August 2019. The sharp decline in US yields saw the Treasury yield curve invert between the 2-year and 10-year maturities, which spooked equity markets in August 2019. Over the full fiscal year, the S&P 500 Index finished up 0.9% and the DJ Euro Stoxx 50 Index in Europe was also higher. In Asia, the Nikkei 225 Index and the Hang Seng Index both saw notable twelve-month losses.

Apart from gold prices, commodity markets saw few multi-month trends over the period and choppy trading was apparent in energy and agricultural commodities. Crude oil sold off sharply in Q4 2018 on global demand concerns, record US and Russian production and a smaller-than- expected Organization of Petroleum Exporting Countries supply cut. Prices recovered in Q1 2019 and early Q2 2019, before the market started trading within a broad range, with the West Texas Intermediate contract largely trading between $50 and $65 per barrel. Within agricultural commodities, corn and wheat futures saw a sharp break higher in May 2019 amid fears over US planting progress. The breakout reversed later in the period, with both markets finishing the fiscal year lower. Elsewhere, worries over Chinese demand and slower global growth generally weighed on copper and aluminium prices, while nickel prices spiked in August on news that Indonesia would introduce a ban on nickel ore exports.

Performance Attribution

Positive performance for the Fund was driven by gains from ACOF’s and ACOS’s exposure to fixed income, major currencies and precious metals, while some losses were incurred due to equity and energy exposure. The Trendfollowing sub-advisers were the strongest performing trading style over the period, while Value and Global Macro sub-advisers struggled.

Within bonds, long exposure to German and French contracts were held throughout the period, with both positions generating strong gains. US contracts were also additive within the bond sector, as long exposures in 2019 were strong performing positions. Interest rate gains stemmed from Eurodollar, LIBOR and Australian Interbank 3-month contracts. By trading style, Trendfollowing was the standout performer within fixed income, capturing the majority of gains, particularly in German and US contracts. Value saw profits from long positions in French and Italian debt. Major currencies was a profitable sector largely due to short exposure in EUR/USD, which was a position held by all trading styles over the period. Further, smaller gains were generated from primarily short exposures in GBP/USD, AUD/USD and EUR/JPY, while losses were incurred from mostly long USD/JPY positioning. In precious metals, the majority of gains came late in the twelve-month period, notably from long gold exposure as prices broke higher in late Q2 2019.

On the negative side, equities was the largest detracting sector, as mostly long exposures in US, Japanese and UK indices sustained losses. Particularly in October 2018 as US equity markets corrected, long exposures in the S&P 500 Index and Nikkei 225 Index proved difficult. Trendfollowing formed most of the equity losses overall, with twelve-month losses in most indices traded apart from the DJ Euro Stoxx 50 Index. Global Macro was close to flat within equities, while Value was negative due to mixed exposures in the DAX 30 Index and FTSE 100 Index. Elsewhere, energy losses stemmed from mixed exposures in crude oil and distillate contracts, with long crude oil positions in Q4 2018 incurring losses as the market turned lower. Trendfollowing was the largest driver of energy losses, while Value was also negative due to short gasoline and long crude positions held over most of the period. Smaller sector-level losses were seen in emerging market currencies, agricultural commodities and base metals.

Key to Currency Abbreviations
AUD	Australian Dollar
EUR	Euro
GBP	British Pound Sterling
JPY	Japanese Yen
USD	US Dollar

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Abbey Capital Futures Strategy Fund

Annual Investment Adviser’s Report (Concluded)

August 31, 2019 (Unaudited)

An investment in the Fund is speculative and involves substantial risk. It is possible that an investor may lose some or all of their investment. The Fund may invest up to 25% of its total assets in Abbey Capital Master Offshore Fund Limited (“ACMOF”), which invests substantially all of its assets in Abbey Capital Offshore Fund SPC (“ACOF”), which is a multi-adviser fund that invests in managed futures and foreign exchange. The Fund may also invest up to 25% of its assets into Abbey Capital Onshore Series LLC (“ACOS”), which is a multi-adviser fund that invests in managed futures and foreign exchange. All investments in securities involve risk of the loss of capital. An investment in the Fund includes the risks inherent in an investment in securities, as well as specific risks associated with this open-ended investment product. Among the risks associated with investing in this Fund are Commodity Sector Risk, Counter-Party Risk, Credit Risk, Currency Risk, Manager and Management Risks, Subsidiary Risk, Tax Risk, Emerging Markets Risk, Leveraging Risk, Foreign Investment Risk, Fixed Income Securities Risks, Short Sale Risk and Portfolio Turnover Risks. The Fund may invest in or utilize derivative investments, futures contracts, and hedging strategies. One or more Trading Advisers, from time to time, may invest a substantial portion of the assets managed in a specific industry sector. As a result, the Fund’s investment portfolio may be subject to greater risk and volatility than if investments had been made in the securities of a broader range of issuers. There can be no assurance that the Fund’s strategy (hedging or otherwise) will be successful or that it will employ such strategies with respect to all or any portion of its portfolio. The value of the Fund’s portfolio investments should be expected to fluctuate. Investing in managed futures is not suitable for all investors given its speculative nature and the high level of risk involved. The Fund is appropriate only for investors who can bear the risks associated with the product. This brief statement cannot disclose all of the risks and other factors necessary to evaluate an investment in the Fund. Investors are urged to take appropriate investment advice and to carefully consider their investment objectives, personal situation, and factors such as net worth, income, age, risk tolerance and liquidity needs before investing in the Fund. Before investing, investors should carefully consider the Fund’s investment objectives, risks, tax considerations, sales charges and expenses.

Fund holdings and sector allocations are subject to change and should not be considered recommendations to buy or sell any security. Please refer to the Consolidated Portfolio of Investments in this report for a complete list of Fund holdings.

The Abbey Capital Futures Strategy Fund is distributed by Quasar Distributions, LLC.

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Abbey Capital Futures Strategy Fund

Performance Data

August 31, 2019 (Unaudited)

Comparison of Change in Value of $10,000 Investment in Abbey Capital Futures Strategy Fund - Class A Shares
vs. BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, S&P 500® Total Return Index and Barclay CTA Index

The chart illustrates the performance of a hypothetical $10,000 initial investment in the Fund made on July 1, 2014 and reflects Fund expenses and reinvestment of dividends and distributions (performance shown prior to August 29, 2014 is Class I Shares performance adjusted for Class A shares expense ratio). Class A Shares growth of a hypothetical investment of $10,000 is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425. Performance does not reflect the deduction of taxes a shareholder may pay on dividends, distributions or redemptions.

Average Annual Total Returns for the Periods Ended August 31, 2019
	One Year	Three Years	Five Years	Since Inception†
Class A Shares (without sales charge) (Pro forma July 1, 2014 to August 29, 2014)	10.37%	1.89%	4.15%	4.72%*
Class A Shares (with sales charge) (Pro forma July 1, 2014 to August 29, 2014)	4.01%	-0.11%	2.93%	3.53%*
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	2.36%	1.50%	0.95%	0.92%**
S&P 500® Total Return Index	2.92%	12.70%	10.11%	10.31%**
Barclay CTA Index	5.64%	1.07%	1.47%	1.72%**

†	Inception date of Class A Shares of the Fund was August 29, 2014.

*	Class A Shares performance prior to its inception on August 29, 2014 is the performance of Class I Shares, adjusted for the Class A Shares expense ratio.

**	Performance is from the inception date of the Fund and is not the inception date of the index itself. The above is shown for illustrative purposes only.

The Fund charges a 5.75% maximum sales charge on purchases (as a percentage of offering price) of Class A Shares. The performance data quoted reflects fee waivers in effect and would have been less in their absence. The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes)

5

Abbey Capital Futures Strategy Fund

Performance Data (Continued)

August 31, 2019 (Unaudited)

to 2.04% of the Fund’s average daily net assets attributable to Class A Shares. Without the limitation arrangement, the gross expense ratio is 2.13% for Class A Shares as stated in the current prospectus (and which may differ from the actual expense ratio for the period covered by this report). This contractual limitation is in effect until December 31, 2020 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. Please see the Consolidated Financial Highlights for current figures.

6

Abbey Capital Futures Strategy Fund

Performance Data (Continued)

August 31, 2019 (Unaudited)

Comparison of Change in Value of $1,000,000 Investment in Abbey Capital Futures Strategy Fund – Class I Shares
vs. BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, S&P 500® Total Return Index and Barclay CTA Index

The chart illustrates the performance of a hypothetical $1,000,000 minimum initial investment in the Fund made on July 1, 2014 and reflects Fund expenses and reinvestment of dividends and distributions. Performance does not reflect the deduction of taxes a shareholder may pay on dividends, distributions or redemptions.

Average Annual Total Returns for the Periods Ended August 31, 2019
	One Year	Three Years	Five Years	Since Inception†
Class I Shares	10.63%	2.12%	4.40%	4.98%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	2.36%	1.50%	0.95%	0.92%*
S&P 500® Total Return Index	2.92%	12.70%	10.11%	10.31%*
Barclay CTA Index	5.64%	1.07%	1.47%	1.72%*

†	Inception date of Class I Shares of the Fund was July 1, 2014.

*	Performance is from the inception date of the Fund and is not the inception date of the index itself. The above is shown for illustrative purposes only.

The performance data quoted reflects fee waivers in effect and would have been less in their absence. The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 1.79% of the Fund’s average daily net assets attributable to Class I Shares. Without the limitation arrangement, the gross expense ratio is 1.88% for Class I Shares, as stated in the current prospectus (and which may differ from the actual expense ratios for the period covered by this report). This contractual limitation is in effect until December 31, 2020 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. Please see the Consolidated Financial Highlights for current figures.

7

Abbey Capital Futures Strategy Fund

Performance Data (Continued)

August 31, 2019 (Unaudited)

Comparison of Change in Value of $10,000 Investment in Abbey Capital Futures Strategy Fund – Class C Shares
vs. BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, S&P 500® Total Return Index and Barclay CTA Index

The chart illustrates the performance of a hypothetical $10,000 minimum initial investment in the Fund made on July 1, 2014 and reflects Fund expenses and reinvestment of dividends and distributions (performance shown prior to October 6, 2015 is Class I Shares performance adjusted for Class C Shares expense ratio). Performance does not reflect the deduction of taxes a shareholder may pay on dividends, distributions or redemptions.

Average Annual Total Returns for the Periods Ended August 31, 2019
	One Year	Three Years	Five Years	Since Inception†
Class C Shares (Pro forma July 1, 2014 to October 6, 2015)	9.49%	1.13%	3.38%	3.95%*
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	2.36%	1.50%	0.95%	0.92%**
S&P 500® Total Return Index	2.92%	12.70%	10.11%	10.31%**
Barclay CTA Index	5.64%	1.07%	1.47%	1.72%**

†	Inception date of Class C Shares of the Fund was October 6, 2015.

*	Class C Shares performance prior to its inception on October 6, 2015 is the performance of Class I Shares, adjusted for the Class C Shares expense ratio.

**	Performance is from the inception date of the Fund and is not the inception date of the index itself. The above is shown for illustrative purposes only.

The performance data quoted reflects fee waivers in effect and would have been less in their absence. The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 2.79% of the Fund’s average daily net assets attributable to Class C Shares. Without the limitation arrangement, the gross expense ratio is 2.88% for Class C Shares, as stated in the current prospectus (and which may differ from the

8

Abbey Capital Futures Strategy Fund

Performance Data (Continued)

August 31, 2019 (Unaudited)

actual expense ratios for the period covered by this report). This contractual limitation is in effect until December 31, 2020 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. Please see the Consolidated Financial Highlights for current figures.

Performance quoted is past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. Visit www.abbeycapital.com for returns updated daily. Call (US Toll Free) 1-844-261-6484 or (international callers) + 1-508-871-3276 for returns current to the most recent month-end.

The Barclay CTA Index is derived from data which is self-reported by investment managers based on the performance of privately managed funds. In contrast, the S&P 500® Total Return Index and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index are comprised of publicly traded securities. As a result of these differences, these indices may not be directly comparable. Additionally, these indices are not available for direct investment and the above is shown for illustrative purposes only.

9

Abbey Capital Futures Strategy Fund

Performance Data (Concluded)

August 31, 2019 (Unaudited)

The S&P 500® Total Return Index

The S&P 500® Total Return Index is the total return version of the S&P 500® Index. Dividends are reinvested on a daily basis and all regular cash dividends are assumed reinvested in the index on the ex-dividend date.

S&P 500® Index

The S&P 500® Index is a market-capitalization-weighted index of 500 U.S. stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500® Index is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe. The S&P 500® Index was first introduced on January 1, 1923, though expanded to 500 stocks on March 4, 1957.

Barclay CTA Index

The Barclay CTA Index is a leading industry benchmark of representative performance of commodity trading advisors. There are currently 510 programs included in the calculation of the Barclay CTA Index for 2019. The Barclay CTA Index is equally weighted and rebalanced at the beginning of each year.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index

The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Hang Seng Index

The Hang Seng Index is a market capitalization-weighted index of 40 of the largest companies that trade on the Hong Kong Exchange. The Hang Seng Index is maintained by a subsidiary of Hang Seng Bank, and has been published since 1969.

Nikkei 225 Index

The Nikkei 225 Index is a price-weighted index comprised of Japan’s top 225 blue-chip companies traded on the Tokyo Stock Exchange.

DJ Euro Stoxx 50 Index

DJ Euro Stoxx 50 Index is a stock index of Eurozone stocks designed by STOXX, an index provider owned by Deutsche Börse Group. According to STOXX, its goal is “to provide a blue-chip representation of Supersector leaders in the Eurozone”. It is made up of fifty of the largest and most liquid stocks.

DAX 30 Index

DAX 30 Index is a blue chip stock market index consisting of the 30 major German companies trading on the Frankfurt Stock Exchange. Prices are taken from the Xetra trading venue.

FTSE 100 Index

FTSE 100 Index is a share index of the 100 companies listed on the London Stock Exchange with the highest market capitalization. It is seen as a gauge of prosperity for businesses regulated by UK company law.

A basis point is one hundredth of one percent.

Portfolio composition is subject to change. It is not possible to invest directly in an index.

10

Abbey Capital Futures Strategy Fund

Fund Expense Examples

August 31, 2019 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, (if any) and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2019 through August 31, 2019, and held for the entire period.

ACTUAL EXPENSES

The first section in the accompanying table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments (if any). Therefore, the second section of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Expenses Paid During Period*	Annualized Expense Ratio	Actual Six- Month Total Investment Return for the Fund
Actual
Class A Shares	$ 1,000.00	$ 1,171.20	$ 11.16	2.04%	17.12%
Class I Shares	1,000.00	1,171.80	9.80	1.79	17.18
Class C Shares	1,000.00	1,166.70	15.24	2.79	16.67
Hypothetical (5% return before expenses)
Class A Shares	$ 1,000.00	$ 1,014.92	$ 10.36	2.04%	N/A
Class I Shares	1,000.00	1,016.18	9.10	1.79	N/A
Class C Shares	1,000.00	1,011.14	14.14	2.79	N/A

*

Expenses are equal to the Funds’ Class A Shares, Class I Shares, and Class C Shares annualized six-month expense ratios for the period March 1, 2019 to August 31, 2019, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one half year period. The Fund’s ending account values in the first section in the table is based on the actual six-month total investment return for the Fund’s respective share classes.

11

Abbey Capital Futures Strategy Fund

Consolidated Portfolio Holdings Summary Table

August 31, 2019 (Unaudited)

The following table presents a consolidated summary of the portfolio holdings of the Fund:

	% of Net Assets	Value
SHORT-TERM INVESTMENTS:
U.S. Treasury Obligations	82.9%	$600,646,793
PURCHASED OPTIONS	0.0	26,906
OTHER ASSETS IN EXCESS OF LIABILITIES
(including futures, forward foreign currency contracts and written options)	17.1	123,811,133
NET ASSETS	100.0%	$724,484,832

The Fund seeks to achieve its investment objective by allocating its assets between a “Managed Futures” strategy and a “Fixed Income” strategy.

As a result of the Fund’s use of derivatives, the Fund may hold significant amounts of U.S. Treasuries or short-term investments.

Portfolio holdings are subject to change at any time.

Refer to the Consolidated Portfolio of Investments for a detailed listing of the Fund’s holdings.

The accompanying notes are an integral part of the consolidated financial statements.

12

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments

August 31, 2019

	Coupon*	Maturity Date	Par (000’s)	Value
SHORT-TERM INVESTMENTS — 82.9%
U.S. TREASURY OBLIGATIONS — 82.9%
U.S. Treasury Bills	2.464%	09/19/19	$34,212	$34,182,350
U.S. Treasury Bills	2.425%	09/26/19	4,084	4,078,971
U.S. Treasury Bills	2.447%	10/03/19	49,909	49,826,130
U.S. Treasury Bills	2.444%	10/10/19	511	509,952
U.S. Treasury Bills	2.428%	10/24/19	15,470	15,427,538
U.S. Treasury Bills	2.431%	10/31/19	32,378	32,277,049
U.S. Treasury Bills	2.293%	11/07/19	84,467	84,171,130
U.S. Treasury Bills	2.415%	11/14/19	61,227	60,991,052
U.S. Treasury Bills	2.380%	11/21/19	2,514	2,503,334
U.S. Treasury Bills	2.336%	11/29/19	42,983	42,781,465
U.S. Treasury Bills	2.186%	12/05/19	8,982	8,937,586
U.S. Treasury Bills	2.179%	12/12/19	9,295	9,246,356
U.S. Treasury Bills	2.044%	12/19/19	8,040	7,994,919
U.S. Treasury Bills	2.102%	12/26/19	14,695	14,606,748
U.S. Treasury Bills	2.103%	01/02/20	19,758	19,634,297
U.S. Treasury Bills	2.068%	01/09/20	39,674	39,411,588
U.S. Treasury Bills	2.041%	01/16/20	5,577	5,538,435
U.S. Treasury Bills	2.074%	01/23/20	8,656	8,593,082
U.S. Treasury Bills	1.947%	01/30/20	31,881	31,638,868
U.S. Treasury Bills	1.929%	02/06/20	26,973	26,758,958
U.S. Treasury Bills	1.890%	02/13/20	32,606	32,335,192
U.S. Treasury Bills	1.876%	02/20/20	21,805	21,616,637
U.S. Treasury Bills	1.876%	02/27/20	48,016	47,585,156
				600,646,793
TOTAL SHORT-TERM INVESTMENTS
(Cost $600,315,779)				600,646,793
TOTAL PURCHASED OPTIONS — 0.0%**
(Cost $562,205)				26,906
TOTAL INVESTMENTS — 82.9%
(Cost $600,877,984)				600,673,699

OTHER ASSETS IN EXCESS OF LIABILITIES — 17.1%				123,811,133
NET ASSETS — 100.0%				$724,484,832

*	Short-term investments’ coupon reflect the annualized effective yield on the date of purchase for discounted investments.
**	See page 21 for detailed information regarding the Purchased Options.

The accompanying notes are an integral part of the consolidated financial statements.

13

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2019

Futures contracts outstanding as of August 31, 2019 were as follows:

Long Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
10-Year Mini Japanese Government Bond Futures	Sep-19	17	$1,600,226	$15,541
3-Month Euro Euribor	Jun-20	770	211,566,360	91,248
3-Month Euro Euribor	Sep-20	3	824,285	879
3-Month Euro Euribor	Mar-21	4	1,099,046	1,992
3-Month Euro Euribor	Jun-21	4	1,099,046	3,311
3-Month Euro Euribor	Sep-21	10	2,747,615	11,471
3-Month Euro Euribor	Dec-21	15	4,121,423	15,428
3-Month Euro Euribor	Mar-22	4	1,099,046	3,915
3-Month Euro Euribor	Jun-22	4	1,099,046	2,597
90-DAY Bank Bill	Dec-19	37	24,917,671	15,256
90-DAY Bank Bill	Mar-20	58	39,060,132	28,370
90-DAY Bank Bill	Jun-20	661	445,150,819	231,550
90-DAY Bank Bill	Sep-20	24	16,162,813	13,857
90-DAY Bank Bill	Dec-20	23	15,489,363	11,362
90-DAY Bank Bill	Mar-21	16	10,775,209	7,675
90-DAY Eurodollar Futures	Jun-20	851	212,750,000	212,813
90-DAY Eurodollar Futures	Sep-20	25	6,250,000	22,675
90-DAY Eurodollar Futures	Dec-20	527	131,750,000	414,100
90-DAY Eurodollar Futures	Mar-21	24	6,000,000	30,263
90-DAY Eurodollar Futures	Jun-21	459	114,750,000	463,713
90-DAY Eurodollar Futures	Sep-21	22	5,500,000	26,450
90-DAY Eurodollar Futures	Dec-21	18	4,500,000	20,800
90-DAY Eurodollar Futures	Mar-22	5	1,250,000	4,013
90-DAY Eurodollar Futures	Jun-22	395	98,750,000	449,975
90-DAY Eurodollar Futures	Sep-22	4	1,000,000	4,787
90-DAY Eurodollar Futures	Dec-22	1	250,000	1,388
90-DAY Eurodollar Futures	Mar-23	2	500,000	1,625
90-DAY Sterling Futures	Mar-20	75	11,407,469	3,886
90-DAY Sterling Futures	Jun-20	2,923	444,587,080	225,381
90-DAY Sterling Futures	Sep-20	140	21,293,942	22,602
90-DAY Sterling Futures	Dec-20	978	148,753,392	246,607
90-DAY Sterling Futures	Mar-21	109	16,578,855	23,788
90-DAY Sterling Futures	Jun-21	706	107,382,305	147,407
90-DAY Sterling Futures	Sep-21	101	15,362,058	26,009
90-DAY Sterling Futures	Dec-21	84	12,776,365	26,131
90-DAY Sterling Futures	Mar-22	3	456,299	692
90-DAY Sterling Futures	Jun-22	653	99,321,027	159,598
Amsterdam Index Futures	Sep-19	76	9,322,838	296,010
Australian 10-Year Bond Futures	Sep-19	190	12,795,561	266,755
Australian 3-Year Bond Futures	Sep-19	758	51,047,552	411,691
Bank Acceptance Futures	Dec-19	115	21,593,811	6,281
Bank Acceptance Futures	Mar-20	112	21,030,494	17,782
Bank Acceptance Futures	Jun-20	88	16,523,960	21,293
Bank Acceptance Futures	Sep-20	56	10,515,247	16,186
Bank Acceptance Futures	Dec-20	36	6,759,802	11,266
Bank Acceptance Futures	Mar-21	23	4,318,762	7,286
Brent Crude Futures	Nov-19	25	1,481,250	23,210
CAC40 10 Euro Futures	Sep-19	385	23,179,210	503,391

The accompanying notes are an integral part of the consolidated financial statements.

14

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2019

Long Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Canadian 10-Year Bond Futures	Dec-19	293	$22,006,910	$135,339
DAX Index Futures	Sep-19	14	4,582,335	(152,493)
DJIA Mini E-CBOT	Sep-19	137	18,088,110	38,186
Dollar Index	Sep-19	328	32,800,000	464,730
ECX Emission ICE	Dec-19	5	144,634	(13,419)
Euro BUXL 30-Year Bond Futures	Sep-19	11	1,208,951	218,468
Euro BUXL 30-Year Bond Futures	Dec-19	1	109,905	264
Euro STOXX 50	Sep-19	870	32,691,454	14,727
Euro/CHF 3-Month Futures ICE	Dec-19	1	252,589	404
Euro/CHF 3-Month Futures ICE	Mar-20	2	505,178	657
Euro/CHF 3-Month Futures ICE	Jun-20	2	505,178	834
Euro/CHF 3-Month Futures ICE	Sep-20	1	252,589	480
Euro-Bobl Futures	Sep-19	616	67,701,235	566,119
Euro-Bobl Futures	Dec-19	904	99,353,761	190,662
Euro-BTP Futures	Sep-19	57	6,264,562	1,217,347
Euro-BTP Futures	Dec-19	13	1,428,760	(6,715)
Euro-Bund Futures	Sep-19	676	74,295,511	2,172,913
Euro-Bund Futures	Dec-19	209	22,970,062	11,584
Euro-Oat Futures	Sep-19	386	42,423,177	1,040,324
Euro-Oat Futures	Dec-19	15	1,648,569	3,429
Euro-Schatz Futures	Sep-19	628	69,020,091	254,528
Euro-Schatz Futures	Dec-19	12	1,318,855	330
FTSE 100 Index Futures	Sep-19	558	48,753,623	(922,014)
FTSE/MIB Index Futures	Sep-19	37	4,334,857	(110,646)
Gold 100 Oz Futures	Dec-19	254	38,846,760	1,701,920
IBEX 35 Index Futures	Sep-19	26	2,513,617	40,956
JPN 10-Year Bond (Osaka Securities Exchange)	Sep-19	92	86,600,461	1,326,587
JPY Currency Futures	Sep-19	277	32,592,837	32,815
LME Aluminum Forward	Sep-19	983	42,576,188	(1,239,510)
LME Aluminum Forward	Oct-19	72	3,135,600	(6,009)
LME Copper Forward	Sep-19	345	48,888,656	(1,822,117)
LME Lead Forward	Sep-19	6	302,588	880
LME Lead Forward	Oct-19	2	100,850	(4,664)
LME Nickel Forward	Sep-19	159	17,176,770	4,813,585
LME Nickel Forward	Oct-19	3	323,910	68,905
LME Nickel Forward	Dec-19	70	7,515,900	616,282
LME Zinc Forward	Sep-19	88	4,859,800	(272,729)
Long Gilt Futures	Dec-19	523	63,638,465	447,939
MSCI Singapore Exchange ETS	Sep-19	59	1,515,655	24,021
MSCI Taiwan Index	Sep-19	74	2,892,660	80,700
MXN Currency Futures	Sep-19	239	5,962,628	(215,225)
Nasdaq 100 E-Mini	Sep-19	184	28,301,960	(187,880)
Nikkei 225 Mini	Sep-19	37	720,601	4,382
OMX Stockholm 30 Index Futures	Sep-19	40	641,796	32,615
Platinum Futures	Oct-19	3	139,755	2,485
Russell 2000 E-Mini	Sep-19	8	597,680	(8,045)
S&P 500 E-Mini Futures	Sep-19	149	21,789,760	(293,290)
S&P/TSX 60 IX Futures	Sep-19	70	10,320,715	38,534
Short BTP Future	Sep-19	48	5,275,421	29,136
Short BTP Future	Dec-19	6	659,428	(780)

The accompanying notes are an integral part of the consolidated financial statements.

15

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2019

Long Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Silver Futures	Dec-19	233	$21,368,450	$409,055
SPI 200 Futures	Sep-19	61	6,748,497	46,973
U.S. Treasury 10-Year Notes (Chicago Board of Trade)	Dec-19	604	62,111,032	153,492
U.S. Treasury 2-Year Notes (Chicago Board of Trade)	Dec-19	69	14,117,285	(1,141)
U.S. Treasury 5-Year Notes (Chicago Board of Trade)	Dec-19	1,044	108,734,326	267,211
U.S. Treasury Long Bond (Chicago Board of Trade)	Dec-19	319	44,654,665	236,617
U.S. Treasury Ultra Long Bond (Chicago Board of Trade)	Dec-19	19	2,296,933	23,711
USD/NOK Futures	Sep-19	5	500,000	27,570
USD/SEK Futures	Sep-19	3	300,000	13,403
WTI Crude Futures	Oct-19	25	1,377,500	(91,990)
				$15,992,738

Short Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
3-Month Euro Euribor	Dec-19	1	$(274,762)	$(69)
3-Month Euro Euribor	Mar-20	641	(176,122,126)	(350,623)
3-Month Euro Euribor	Dec-20	27	(7,418,561)	9,754
90-DAY Eurodollar Futures	Dec-19	99	(24,750,000)	11,450
90-DAY Eurodollar Futures	Mar-20	5	(1,250,000)	6,800
90-DAY Sterling Futures	Dec-19	1	(152,100)	2,221
AUD/USD Currency Futures	Sep-19	829	(55,829,051)	1,592,412
Brent Crude Futures	Dec-19	7	(409,220)	(6,450)
CAD Currency Futures	Sep-19	374	(28,090,732)	21,275
CHF Currency Futures	Sep-19	164	(20,712,301)	110,063
Cocoa Futures	Dec-19	23	(511,060)	(260)
Cocoa Futures	Mar-20	9	(200,700)	520
Cocoa Futures ICE	Dec-19	8	(166,360)	(1,509)
Coffee ‘C’ Futures	Dec-19	226	(8,208,038)	257,869
Coffee ‘C’ Futures	Mar-20	8	(300,900)	18,487
Coffee ‘C’ Futures	May-20	8	(307,650)	6,206
Copper Futures	Dec-19	133	(8,483,738)	30,937
Corn Futures	Dec-19	1,331	(24,606,863)	281,250
Corn Futures	Mar-20	11	(210,238)	913
Cotton No.2 Futures	Dec-19	233	(6,853,695)	755,335
EUR Foreign Exchange Currency Futures	Sep-19	1,378	(189,310,678)	5,317,053
Euro/JPY Futures	Sep-19	134	(18,409,021)	868,793
FTSE/JSE TOP 40	Sep-19	6	(193,325)	(3,567)
Gasoline RBOB Futures	Oct-19	144	(9,251,626)	(9,408)
Gasoline RBOB Futures	Nov-19	20	(1,262,352)	22,319
GBP Currency Futures	Sep-19	440	(33,461,908)	1,120,342
Hang Seng China Enterprises Index Futures	Sep-19	21	(1,349,529)	(3,609)
Hang Seng Index Futures	Sep-19	66	(10,779,169)	(74,927)
Kansas City Hard Red Winter Wheat Futures	Dec-19	197	(3,912,913)	239,925
Lean Hogs Futures	Oct-19	108	(2,744,280)	333,970
Lean Hogs Futures	Dec-19	12	(304,200)	14,530
Live Cattle Futures	Oct-19	129	(5,104,528)	344,960
Live Cattle Futures	Dec-19	22	(912,340)	28,870

The accompanying notes are an integral part of the consolidated financial statements.

16

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2019

Short Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Live Cattle Futures	Feb-20	18	$(784,980)	$23,140
Live Cattle Futures	Apr-20	19	(844,928)	9,720
LME Aluminum Forward	Sep-19	983	(42,576,188)	1,954,746
LME Aluminum Forward	Oct-19	72	(3,135,600)	53,316
LME Aluminum Forward	Nov-19	46	(2,013,650)	(9,538)
LME Aluminum Forward	Dec-19	420	(18,430,125)	342,438
LME Copper Forward	Sep-19	345	(48,888,656)	2,292,935
LME Copper Forward	Oct-19	7	(992,994)	(14,736)
LME Copper Forward	Dec-19	160	(22,716,000)	210,670
LME Lead Forward	Sep-19	6	(302,588)	(13,777)
LME Nickel Forward	Sep-19	159	(17,176,770)	(4,591,864)
LME Zinc Forward	Sep-19	88	(4,859,800)	607,538
LME Zinc Forward	Oct-19	4	(221,000)	7,467
LME Zinc Forward	Dec-19	65	(3,581,500)	82,161
Low Sulphur Gasoil G Futures	Oct-19	23	(1,293,175)	(9,375)
Low Sulphur Gasoil G Futures	Nov-19	10	(559,500)	(12,150)
MSCI EAFE Index Futures	Sep-19	11	(1,014,145)	(10,260)
MSCI Emerging Markets Index Futures	Sep-19	26	(1,279,200)	(16,220)
Natural Gas Futures	Oct-19	488	(11,150,900)	(532,930)
Natural Gas Futures	Nov-19	35	(813,400)	(38,220)
Nikkei 225 (Chicago Mercantile Exchange)	Sep-19	6	(619,950)	(4,375)
Nikkei 225 (Osaka Securities Exchange)	Sep-19	33	(6,426,978)	194,663
Nikkei 225 (Singapore Exchange)	Sep-19	101	(9,825,717)	(115,899)
NY Harbor Ultra-Low Sulfur Diesel Futures	Oct-19	178	(13,735,655)	124,480
NY Harbor Ultra-Low Sulfur Diesel Futures	Nov-19	10	(772,632)	6,808
NZD Currency Futures	Sep-19	407	(25,645,065)	1,150,420
S&P Mid 400 E-Mini	Sep-19	2	(376,280)	(2,680)
Soybean Futures	Nov-19	269	(11,688,050)	350,200
Soybean Meal Futures	Dec-19	111	(3,277,830)	190,270
Soybean Oil Futures	Dec-19	48	(829,728)	(2,442)
Sugar No. 11 (World)	Oct-19	500	(6,238,400)	369,466
Sugar No. 11 (World)	Mar-20	484	(6,629,638)	281,355
Sugar No. 11 (World)	May-20	27	(374,371)	(986)
Topix Index Futures	Sep-19	84	(11,939,568)	290,959
Wheat (Chicago Board of Trade)	Dec-19	406	(9,388,750)	539,312
Wheat (Chicago Board of Trade)	Mar-20	14	(329,000)	8,138
WTI Crude Futures	Nov-19	4	(219,560)	(15,150)
				$14,645,432
Total Futures Contracts				$30,638,170

The accompanying notes are an integral part of the consolidated financial statements.

17

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2019

Forward foreign currency contracts outstanding as of August 31, 2019 were as follows:

Currency Purchased		Currency Sold		Expiration Date	Counterparty	Unrealized Appreciation/ (Depreciation)
AUD	33,327,856	USD	23,189,670	Sep 18 2019	BOA	$(731,625)
AUD	9,319,000	USD	6,488,573	Sep 19 2019	BOA	(208,757)
AUD	4,058,000	USD	2,796,576	Sep 20 2019	BOA	(61,920)
BRL	43,179,587	USD	11,167,976	Sep 18 2019	BOA	(753,756)
CAD	27,555,829	USD	20,730,951	Sep 03 2019	BOA	(32,781)
CAD	27,555,829	USD	20,700,334	Sep 04 2019	BOA	(1,841)
CAD	26,242,658	USD	19,907,174	Sep 18 2019	BOA	(190,590)
CAD	119,374,000	USD	90,041,698	Sep 19 2019	BOA	(352,385)
CAD	51,850,000	USD	39,501,103	Sep 20 2019	BOA	(543,987)
CAD	4,700,000	USD	3,549,222	Sep 26 2019	BOA	(17,565)
CHF	30,242,000	USD	31,291,725	Sep 19 2019	BOA	(681,012)
CHF	6,457,000	USD	6,636,811	Sep 20 2019	BOA	(100,468)
CLP	7,979,495,798	USD	11,455,511	Sep 23 2019	BOA	(394,785)
CNH	29,605,491	USD	4,300,000	Sep 18 2019	BOA	(167,916)
COP	25,532,252,638	USD	7,672,993	Sep 18 2019	BOA	(262,036)
AUD	9,157,482	USD	6,167,359	Sep 03 2019	BOA	583
CZK	104,080,483	EUR	4,050,000	Sep 18 2019	BOA	(47,749)
CZK	16,888,282	EUR	650,000	Dec 18 2019	BOA	(3,800)
EUR	21,501,159	USD	23,635,230	Sep 03 2019	BOA	2,659
EUR	4,050,000	CZK	104,333,400	Sep 18 2019	BOA	37,033
EUR	4,400,000	HUF	1,433,131,515	Sep 18 2019	BOA	82,567
EUR	9,350,000	NOK	92,704,742	Sep 18 2019	BOA	112,593
EUR	4,750,000	PLN	20,451,491	Sep 18 2019	BOA	89,104
EUR	24,200,000	SEK	258,522,619	Sep 18 2019	BOA	261,965
EUR	40,544,223	USD	45,677,915	Sep 18 2019	BOA	(1,051,415)
EUR	72,947,000	USD	81,606,428	Sep 19 2019	BOA	(1,308,156)
EUR	16,451,000	USD	18,558,011	Sep 20 2019	BOA	(447,697)
EUR	150,000	CZK	3,904,899	Dec 18 2019	BOA	554
EUR	1,400,000	HUF	460,721,256	Dec 18 2019	BOA	13,286
EUR	3,700,000	NOK	37,072,831	Dec 18 2019	BOA	24,923
EUR	300,000	PLN	1,321,370	Dec 18 2019	BOA	(71)
GBP	30,717,428	USD	37,369,242	Sep 03 2019	BOA	13,990
GBP	21,324,766	USD	26,609,676	Sep 18 2019	BOA	(639,768)
GBP	8,845,000	USD	11,029,551	Sep 19 2019	BOA	(257,364)
GBP	3,664,000	USD	4,553,648	Sep 20 2019	BOA	(91,116)
GBP	2,742,000	USD	3,371,388	Sep 26 2019	BOA	(30,878)
HUF	1,425,383,688	EUR	4,400,000	Sep 18 2019	BOA	(108,303)
HUF	1,236,419,371	USD	4,306,529	Sep 18 2019	BOA	(199,495)
ILS	9,899,304	USD	2,800,000	Sep 18 2019	BOA	3,860
INR	1,466,385,792	USD	20,871,814	Sep 18 2019	BOA	(378,343)
INR	50,878,575	USD	700,000	Dec 18 2019	BOA	3,474
JPY	2,865,436,450	USD	27,008,290	Sep 03 2019	BOA	(28,471)
JPY	2,865,436,450	USD	26,973,180	Sep 05 2019	BOA	10,240
JPY	2,916,780,695	USD	27,379,107	Sep 18 2019	BOA	115,160
JPY	6,470,600,000	USD	60,822,550	Sep 19 2019	BOA	175,582
JPY	4,230,259,000	USD	39,706,515	Sep 20 2019	BOA	175,083
JPY	751,066,672	EUR	6,381,000	Sep 26 2019	BOA	56,115
JPY	615,505,000	USD	5,816,138	Sep 26 2019	BOA	(10,647)
KRW	18,769,505,640	USD	15,867,789	Sep 18 2019	BOA	(363,968)

The accompanying notes are an integral part of the consolidated financial statements.

18

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2019

Currency Purchased		Currency Sold		Expiration Date	Counterparty	Unrealized Appreciation/ (Depreciation)
KRW	60,273,715	USD	50,000	Dec 18 2019	BOA	$(70)
MXN	273,303,628	USD	13,901,299	Sep 18 2019	BOA	(309,514)
MXN	304,610,000	USD	15,728,658	Sep 19 2019	BOA	(582,598)
MXN	94,750,000	USD	4,880,903	Sep 20 2019	BOA	(170,488)
NOK	91,316,431	EUR	9,350,000	Sep 18 2019	BOA	(265,028)
NOK	112,982,712	USD	13,100,758	Sep 18 2019	BOA	(695,439)
NOK	129,400,000	USD	15,098,297	Sep 19 2019	BOA	(890,044)
NZD	22,742,623	USD	15,150,634	Sep 18 2019	BOA	(812,297)
NZD	34,306,000	USD	22,672,649	Sep 19 2019	BOA	(1,043,463)
NZD	2,084,000	USD	1,368,140	Sep 20 2019	BOA	(54,188)
PHP	312,308,785	USD	5,950,000	Sep 18 2019	BOA	43,260
PHP	49,889,010	USD	950,000	Dec 18 2019	BOA	3,222
PLN	20,419,356	EUR	4,750,000	Sep 18 2019	BOA	(97,179)
PLN	59,425,761	USD	15,761,265	Sep 18 2019	BOA	(828,444)
PLN	85,800,000	USD	22,754,415	Sep 19 2019	BOA	(1,193,782)
RUB	441,832,662	USD	6,700,000	Sep 18 2019	BOA	(93,788)
SEK	204,215,169	EUR	19,300,000	Sep 18 2019	BOA	(409,083)
SEK	32,323,307	USD	3,444,276	Sep 18 2019	BOA	(146,630)
SEK	13,660,000	USD	1,461,652	Sep 19 2019	BOA	(67,953)
SGD	12,918,614	USD	9,434,506	Sep 18 2019	BOA	(123,468)
THB	145,464,921	USD	4,700,000	Sep 18 2019	BOA	60,509
THB	61,199,526	USD	2,000,000	Dec 18 2019	BOA	7,076
TRY	22,618,857	USD	3,800,000	Sep 18 2019	BOA	51,828
TRY	105,095,000	USD	17,662,741	Sep 19 2019	BOA	227,192
TRY	10,296,188	USD	1,700,000	Dec 18 2019	BOA	(4,801)
TWD	206,691,708	USD	6,646,391	Sep 18 2019	BOA	(58,830)
USD	6,165,747	AUD	9,157,482	Sep 03 2019	BOA	(2,194)
USD	5,657,352	AUD	8,399,455	Sep 05 2019	BOA	(409)
USD	32,357,519	AUD	46,657,455	Sep 18 2019	BOA	917,296
USD	6,448,722	AUD	9,319,000	Sep 19 2019	BOA	168,906
USD	18,857,813	AUD	27,160,000	Sep 20 2019	BOA	554,891
USD	2,551,471	AUD	3,772,000	Sep 26 2019	BOA	9,091
USD	9,659,920	BRL	38,582,117	Sep 18 2019	BOA	354,536
USD	650,000	BRL	2,670,308	Dec 18 2019	BOA	10,351
USD	20,699,992	CAD	27,555,829	Sep 03 2019	BOA	1,821
USD	13,889,000	CAD	18,459,898	Sep 10 2019	BOA	21,556
USD	22,737,099	CAD	30,085,985	Sep 18 2019	BOA	132,953
USD	36,043,293	CAD	47,373,000	Sep 19 2019	BOA	450,518
USD	29,690,420	CAD	39,387,000	Sep 20 2019	BOA	97,286
USD	3,529,276	CAD	4,700,000	Sep 26 2019	BOA	(2,381)
USD	30,821,396	CHF	30,242,000	Sep 19 2019	BOA	210,684
USD	18,243,955	CHF	17,917,000	Sep 20 2019	BOA	106,793
USD	11,755,769	CLP	8,229,273,289	Sep 23 2019	BOA	348,817
USD	2,300,000	CLP	1,659,950,950	Dec 18 2019	BOA	(4,280)
USD	6,100,000	CNH	42,396,802	Sep 18 2019	BOA	182,613
USD	7,600,000	COP	25,532,252,638	Sep 18 2019	BOA	189,043
USD	1,550,000	COP	5,387,429,175	Dec 18 2019	BOA	(4,822)
USD	23,818,663	EUR	21,501,159	Sep 03 2019	BOA	180,773
USD	22,306,744	EUR	20,294,319	Sep 05 2019	BOA	(7,737)
USD	71,734,201	EUR	63,388,486	Sep 18 2019	BOA	1,963,317
USD	65,241,781	EUR	57,356,000	Sep 19 2019	BOA	2,105,701

The accompanying notes are an integral part of the consolidated financial statements.

19

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2019

Currency Purchased		Currency Sold		Expiration Date	Counterparty	Unrealized Appreciation/ (Depreciation)
USD	50,225,036	EUR	44,320,000	Sep 20 2019	BOA	$1,434,742
USD	4,207,562	EUR	3,810,000	Sep 26 2019	BOA	11,246
USD	37,518,166	GBP	30,717,428	Sep 03 2019	BOA	134,933
USD	36,582,753	GBP	30,069,911	Sep 05 2019	BOA	(15,566)
USD	34,052,219	GBP	26,915,495	Sep 18 2019	BOA	1,273,763
USD	11,250,894	GBP	8,902,000	Sep 19 2019	BOA	409,288
USD	27,463,027	GBP	21,683,000	Sep 20 2019	BOA	1,054,433
USD	3,335,758	GBP	2,742,000	Sep 26 2019	BOA	(4,752)
USD	4,833,053	HUF	1,404,210,670	Sep 18 2019	BOA	168,664
USD	1,300,000	ILS	4,606,017	Sep 18 2019	BOA	(4,600)
USD	14,737,937	INR	1,040,828,881	Sep 18 2019	BOA	191,836
USD	400,000	INR	29,136,568	Dec 18 2019	BOA	(2,858)
USD	26,968,814	JPY	2,865,436,450	Sep 03 2019	BOA	(11,006)
USD	23,647,234	JPY	2,546,743,811	Sep 18 2019	BOA	(358,977)
USD	57,647,481	JPY	6,204,800,000	Sep 19 2019	BOA	(844,963)
USD	22,974,324	JPY	2,462,422,000	Sep 20 2019	BOA	(240,644)
USD	20,327,644	KRW	24,044,378,957	Sep 18 2019	BOA	466,719
USD	2,000,000	KRW	2,420,205,100	Dec 18 2019	BOA	(4,873)
USD	11,096,885	MXN	217,709,488	Sep 18 2019	BOA	269,876
USD	19,237,046	MXN	379,380,000	Sep 19 2019	BOA	373,211
USD	2,222,449	MXN	44,183,000	Sep 20 2019	BOA	25,929
USD	10,888,570	NOK	95,163,112	Sep 18 2019	BOA	439,814
USD	26,067,226	NOK	231,490,000	Sep 19 2019	BOA	649,387
USD	20,449,784	NZD	31,021,509	Sep 18 2019	BOA	891,931
USD	22,814,435	NZD	34,889,000	Sep 19 2019	BOA	817,680
USD	7,691,811	NZD	11,681,000	Sep 20 2019	BOA	326,994
USD	2,748,011	NZD	4,313,000	Sep 26 2019	BOA	28,239
USD	6,020,821	PHP	312,308,785	Sep 18 2019	BOA	27,561
USD	200,000	PHP	10,532,951	Dec 18 2019	BOA	(1,252)
USD	13,572,572	PLN	51,972,728	Sep 18 2019	BOA	512,588
USD	27,093,779	PLN	104,670,000	Sep 19 2019	BOA	791,315
USD	5,750,000	RUB	379,089,538	Sep 18 2019	BOA	81,913
USD	5,826,249	SEK	55,061,266	Sep 18 2019	BOA	208,860
USD	1,451,614	SEK	13,670,000	Sep 19 2019	BOA	56,895
USD	12,740,209	SGD	17,433,925	Sep 18 2019	BOA	174,780
USD	3,712,313	SGD	5,152,000	Sep 26 2019	BOA	(1,333)
USD	1,750,000	SGD	2,418,043	Dec 18 2019	BOA	5,404
USD	4,700,000	THB	144,514,803	Sep 18 2019	BOA	(29,416)
USD	3,800,000	TRY	22,443,178	Sep 18 2019	BOA	(21,911)
USD	9,698,392	TRY	55,210,000	Sep 19 2019	BOA	300,198
USD	100,000	TRY	607,665	Dec 18 2019	BOA	(48)
USD	6,835,519	TWD	214,055,691	Sep 18 2019	BOA	13,258
USD	2,000,000	TWD	62,299,329	Dec 18 2019	BOA	4,619
USD	11,361,961	ZAR	168,440,380	Sep 18 2019	BOA	285,751
USD	7,059,234	ZAR	101,220,000	Sep 19 2019	BOA	404,123
USD	1,090,731	ZAR	16,709,000	Sep 26 2019	BOA	(6,877)
ZAR	180,102,079	USD	12,434,366	Sep 18 2019	BOA	(591,312)
ZAR	96,100,000	USD	6,478,133	Sep 19 2019	BOA	(159,657)
Total Forward Foreign Currency Contracts						$1,777,134

The accompanying notes are an integral part of the consolidated financial statements.

20

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Concluded)

August 31, 2019

	Put/Call	Counterparty	Number Of Contracts	Notional Amount	Value
PURCHASED OPTIONS — 0.0%
3-Month Euro Euribor, Expires 12/16/19, Strike Price $99.50	Put	N/A	4,356	EUR 175,224,456	$—
3-Month Euro Euribor, Expires 3/16/20, Strike Price $99.875	Put	N/A	1,735	EUR 69,826,810	—
IMM Eurodollar Futures, Expires 9/16/19, Strike Price $97.375	Put	N/A	180	EUR 7,044,120	1,125
IMM Eurodollar Futures, Expires 12/16/19, Strike Price $97.00	Put	N/A	4,125	EUR 161,931,000	25,781
TOTAL PURCHASED OPTIONS (COST $562,205)					$26,906

WRITTEN OPTIONS — (0.0%)
3-Month Euro Euribor, Expires 12/16/19, Strike Price $99.375	Put	N/A	4,356	EUR 175,224,456	$—
3-Month Euro Euribor, Expires 3/16/20, Strike Price $99.625	Put	N/A	1,735	EUR 69,826,810	—
IMM Eurodollar Futures, Expires 12/16/19, Strike Price $96.875	Put	N/A	4,125	EUR 161,931,000	(25,781)
TOTAL WRITTEN OPTIONS (PREMIUMS RECEIVED $259,291)					$(25,781)

AUD	Australian Dollar	JPY	Japanese Yen
BOA	Bank of America	JSE	Johannesburg Stock Exchange
BRL	Brazilian Real	KRW	Korean Won
BUXL	German Bond	LME	London Mercantile Exchange
CAD	Canadian Dollar	MIB	Milano Indice di Borsa
CHF	Swiss Franc	MXN	Mexican Peso
CLP	Chilean Peso	NOK	Norwegian Krone
CNH	Chinese Yuan Renminbi	NZD	New Zealand Dollar
COP	Colombian Peso	OMX	Stockholm Stock Exchange
CZK	Czech Koruna	PHP	Philippine Peso
DAX	German Stock Exchange	PLN	Polish Zloty
DJIA	Dow Jones Industrial Average	RBOB	Reformulated Blendstock for Oxygenate Blending
ECX	European Climate Exchange	RUB	Russian Ruble
EUR	Euro	SEK	Swedish Krona
FTSE	Financial Times Stock Exchange	SGD	Singapore Dollar
GBP	British Pound	THB	Thai Baht
HUF	Hungarian Forint	TRY	Turkish Lira
IBEX	Index of the Bolsa de Madrid	TSX	Toronto Stock Exchange
ICE	Intercontinental Exchange	TWD	Taiwan Dollar
ILS	Israeli New Shekel	USD	United States Dollar
IMM	International Monetary Market	WTI	West Texas Intermediate
INR	Indian Rupee	ZAR	South African Rand

The accompanying notes are an integral part of the consolidated financial statements.

21

Abbey Capital Futures Strategy Fund

Consolidated Statement of Assets And Liabilities

August 31, 2019

ASSETS
Investments, at value (cost $600,877,984)	$600,673,699
Cash	52,868
Foreign currency deposits with broker for futures contracts (cost $2,348,875)	2,329,022
Deposits with broker for forward foreign currency contracts	40,712,483
Deposits with broker for futures contracts	43,889,190
Receivables for:
Capital shares sold	6,341,159
Unrealized appreciation on forward foreign currency contracts	21,414,754
Unrealized appreciation on futures contracts	41,827,861
Prepaid expenses and other assets	60,552
Total assets	757,301,588

LIABILITIES
Options written, at value (premiums received $259,291)	25,781
Payables for:
Advisory fees	991,427
Capital shares redeemed	811,615
Administration and accounting services fees	29,689
Unrealized depreciation on forward foreign currency contracts	19,637,620
Unrealized depreciation on futures contracts	11,189,691
Other accrued expenses and liabilities	130,933
Total liabilities	32,816,756
Net assets	$724,484,832

NET ASSETS CONSIST OF:
Par value	$57,732
Paid-in capital	706,781,209
Total distributable earnings/(losses)	17,645,891
Net assets	$724,484,832

CLASS A SHARES:
Net assets	$12,433,831
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	999,037
Net asset value and redemption price per share	$12.45
Maximum offering price per share (100/94.25 of $12.45)	$13.21

CLASS I SHARES:
Net assets	$707,564,476
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	56,362,229
Net asset value, offering and redemption price per share	$12.55

CLASS C SHARES:
Net assets	$4,486,525
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	370,443
Net asset value, offering and redemption price per share	$12.11

The accompanying notes are an integral part of the consolidated financial statements.

22

Abbey Capital Futures Strategy Fund

Consolidated Statement of Operations

For the Year Ended August 31, 2019

INVESTMENT INCOME
Interest	$14,578,050
Total investment income	14,578,050
EXPENSES
Advisory fees (Note 2)	12,995,863
Administration and accounting services fees (Note 2)	355,144
Transfer agent fees (Note 2)	95,572
Registration and filing fees	84,995
Printing and shareholder reporting fees	83,738
Legal fees	81,562
Directors fees	70,353
Audit and tax service fees	49,063
Custodian fees (Note 2)	43,526
Distribution fees (Class C Shares) (Note 2)	39,662
Distribution fees (Class A Shares) (Note 2)	31,665
Officers fees	35,723
Other expenses	46,045
Total expenses before waivers and/or reimbursements	14,012,911
Less: waivers and/or reimbursements (Note 2)	(770,182)
Net expenses after waivers and/or reimbursements	13,242,729
Net investment income/(loss)	1,335,321
NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from:
Investments	(5,675,893)
Futures contracts	58,803,863
Foreign currency transactions	469,886
Forward foreign currency contracts	(5,983,435)
Written options	1,164,652
Net change in unrealized appreciation/(depreciation) on:
Investments	874,525
Futures contracts	5,755,758
Foreign currency translations	(25,626)
Forward foreign currency contracts	(257,980)
Written options	(563,670)
Net realized and unrealized gain/(loss) from investments	54,562,080
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$55,897,401

The accompanying notes are an integral part of the consolidated financial statements.

23

Abbey Capital Futures Strategy Fund

Consolidated Statements of Changes in Net Assets

	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018(1)
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$1,335,321	$(3,893,993)
Net realized gain/(loss) from investments, futures contracts, foreign currency transactions, forward foreign currency contracts and written options	48,779,073	10,153,119
Net change in unrealized appreciation/(depreciation) on investments, futures contracts, foreign currency translations, forward foreign currency contracts and written options	5,783,007	1,803,899
Net increase/(decrease) in net assets resulting from operations	55,897,401	8,063,025
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Total distributable earnings	(1,067,180)	—
Net decrease in net assets from dividends and distributions to shareholders	(1,067,180)	—
CAPITAL SHARE TRANSACTIONS:
Class A Shares
Proceeds from shares sold	3,556,791	5,261,446
Shares redeemed	(7,628,192)	(5,290,537)
Total from Class A Shares	(4,071,401)	(29,091)
Class I Shares
Proceeds from shares sold	313,688,622	552,444,530
Proceeds from reinvestment of distributions	527,421	—
Shares redeemed	(573,740,986)	(419,282,057)
Total from Class I Shares	(259,524,943)	133,162,473
Class C Shares
Proceeds from shares sold	255,081	1,216,630
Shares redeemed	(4,461,451)	(2,231,665)
Total from Class C Shares	(4,206,370)	(1,015,035)
Net increase/(decrease) in net assets from capital share transactions	(267,802,714)	132,118,347
Total increase/(decrease) in net assets	(212,972,493)	140,181,372
NET ASSETS:
Beginning of period	937,457,325	797,275,953
End of period	$724,484,832	$937,457,325

(1)

The following information was previously reported in the August 31, 2018 financial statements. See Note 6 for more details on the Securities and Exchange Commission’s (“SEC”) Final Rule on Disclosure Update and Simplificaton. Accumulated net investment income/(loss) as of August 31, 2018 was $(16,745,577).

The accompanying notes are an integral part of the consolidated financial statements.

24

Abbey Capital Futures Strategy Fund

Consolidated Statements of Changes in Net Assets (Concluded)

	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018
SHARE TRANSACTIONS:
Class A Shares
Shares sold	318,840	467,333
Shares redeemed	(697,645)	(471,065)
Total Class A Shares	(378,805)	(3,732)
Class I Shares
Shares sold	28,320,027	48,188,097
Shares reinvested	48,926	—
Shares redeemed	(52,397,812)	(36,743,166)
Total Class I Shares	(24,028,859)	11,444,931
Class C Shares
Shares sold	24,070	107,360
Shares redeemed	(420,710)	(199,506)
Total Class C Shares	(396,640)	(92,146)
Net increase/(decrease) in shares outstanding	(24,804,304)	11,349,053

The accompanying notes are an integral part of the consolidated financial statements.

25

Abbey Capital Futures Strategy Fund

Consolidated Financial Highlights

Contained below is per share operating performance data for Class A Shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the consolidated financial statements.

	Class A Shares
	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015
Per Share Operating Performance
Net asset value, beginning of period	$11.28	$11.15	$11.77	$12.01	$10.36
Net investment income/(loss)(1)	(0.01)	(0.07)	(0.18)	(0.24)	(0.27)
Net realized and unrealized gain/(loss) from investments	1.18	0.20	(0.44)	0.01	2.14
Net increase/(decrease) in net assets resulting from operations	1.17	0.13	(0.62)	(0.23)	1.87
Dividends and distributions to shareholders from:
Net investment income	—	—	—	(0.01)	(0.21)
Net realized capital gains	—	—	—	—	(0.01)
Total dividends and distributions to shareholders	—	—	—	(0.01)	(0.22)
Net asset value, end of period	$12.45	$11.28	$11.15	$11.77	$12.01
Total investment return/(loss)(2)	10.37%	1.08%	(5.18)%	(1.94)%	18.17%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12,434	$15,539	$15,401	$17,125	$11,013
Ratio of expenses to average net assets with waivers and/or reimbursements (including interest expense)(3)	2.04%	2.04%	2.14%	2.26%	2.28%
Ratio of expenses to average net assets with waivers and/or reimbursements (excluding interest expense)(3)	2.04%	2.04%	2.14%	2.24%	2.24%
Ratio of expenses to average net assets without waivers and/or reimbursements (including interest expense)(3)	2.14%	2.13%	2.28%	2.42%	2.71%
Ratio of net investment income/(loss) to average net assets	(0.05)%	(0.65)%	(1.60)%	(2.01)%	(2.23)%
Portfolio turnover rate(4)	0%	0%	0%	0%	0%

(1)	Calculated based on average shares outstanding for the period.
(2)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each year reported and includes reinvestments of dividends and distributions, if any. Total return does not reflect any applicable sales charge.

(3)

Effective February 28, 2017, the Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired Fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 2.04% of the Fund’s average daily net assets attributable to Class A Shares. Prior to February 28, 2017, the contractual fee waiver limited total annual Fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 2.24% of the Fund’s average daily net assets attributable to Class A Shares.

(4)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

The accompanying notes are an integral part of the consolidated financial statements.

26

Abbey Capital Futures Strategy Fund

Consolidated Financial Highlights (Continued)

Contained below is per share operating performance data for Class I Shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the consolidated financial statements.

	Class I Shares
	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015
Per Share Operating Performance
Net asset value, beginning of period	$11.36	$11.20	$11.80	$12.03	$10.36
Net investment income/(loss)(1)	0.02	(0.05)	(0.15)	(0.21)	(0.24)
Net realized and unrealized gain/(loss) from investments	1.19	0.21	(0.45)	0.01	2.14
Net increase/(decrease) in net assets resulting from operations	1.21	0.16	(0.60)	(0.20)	1.90
Dividends and distributions to shareholders from:
Net investment income	(0.02)	—	—	(0.03)	(0.22)
Net realized capital gains	—	—	—	—	(0.01)
Total dividends and distributions to shareholders	(0.02)	—	—	(0.03)	(0.23)
Net asset value, end of period	$12.55	$11.36	$11.20	$11.80	$12.03
Total investment return/(loss)(2)	10.63%	1.34%	(5.00)%	(1.68)%	18.46%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$707,564	$913,437	$772,413	$739,842	$220,441
Ratio of expenses to average net assets with waivers and/or reimbursements (including interest expense)(3)	1.79%	1.79%	1.89%	2.01%	2.03%
Ratio of expenses to average net assets with waivers and/or reimbursements (excluding interest expense)(3)	1.79%	1.79%	1.89%	1.99%	1.99%
Ratio of expenses to average net assets without waivers and/or reimbursements (including interest expense)(3)	1.89%	1.88%	2.03%	2.17%	2.46%
Ratio of net investment income/(loss) to average net assets	0.20%	(0.40)%	(1.35)%	(1.76)%	(1.98)%
Portfolio turnover rate(4)	0%	0%	0%	0%	0%

(1)	Calculated based on average shares outstanding for the period.
(2)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(3)

Effective February 28, 2017, the Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired Fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 1.79% of the Fund’s average daily net assets attributable to Class I Shares. Prior to February 28, 2017, the contractual fee waiver limited total annual Fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 1.99% of the Fund’s average daily net assets attributable to Class I Shares.

(4)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

The accompanying notes are an integral part of the consolidated financial statements.

27

Abbey Capital Futures Strategy Fund

Consolidated Financial Highlights (Concluded)

Contained below is per share operating performance data for Class C Shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the consolidated financial statements.

	Class C Shares
	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Period Ended August 31, 2016(1)
Per Share Operating Performance
Net asset value, beginning of period	$11.06	$11.01	$11.71	$11.99
Net investment income/(loss)(2)	(0.08)	(0.16)	(0.26)	(0.30)
Net realized and unrealized gain/(loss) from investments	1.13	0.21	(0.44)	0.03
Net increase/(decrease) in net assets resulting from operations	1.05	0.05	(0.70)	(0.27)
Dividends and distributions to shareholders from:
Net investment income	—	—	—	(0.01)
Total dividends and distributions to shareholders	—	—	—	(0.01)
Net asset value, end of period	$12.11	$11.06	$11.01	$11.71
Total investment return/(loss)(3)	9.49%	0.36%	(5.89)%	(2.22	)%(4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,487	$8,481	$9,462	$8,380
Ratio of expenses to average net assets with waivers and/or reimbursements (including interest expense)(6)	2.79%	2.79%	2.89%	3.01	%(5)
Ratio of expenses to average net assets with waivers and/or reimbursements (excluding interest expense)(6)	2.79%	2.79%	2.89%	2.99	%(5)
Ratio of expenses to average net assets without waivers and/or reimbursements (including interest expense)(6)	2.89%	2.88%	3.03%	3.17	%(5)
Ratio of net investment income/(loss) to average net assets	(0.80)%	(1.40)%	(2.35)%	(2.76	)%(5)
Portfolio turnover rate(7)	0%	0%	0%	0	%(4)

(1)	Inception date of Class C Shares of the Fund was October 6, 2015.
(2)	Calculated based on average shares outstanding for the period.
(3)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of the period reported and includes reinvestments of dividends and distributions, if any.

(4)	Not annualized.
(5)	Annualized.
(6)

Effective February 28, 2017, the Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired Fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 2.79% of the Fund’s average daily net assets attributable to Class C Shares. Prior to February 28, 2017, the contractual fee waiver limited total annual Fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 2.99% of the Fund’s average daily net assets attributable to Class C Shares.

(7)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

The accompanying notes are an integral part of the consolidated financial statements.

28

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements

August 31, 2019

1. Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has thirty-three separate investment portfolios, including the Abbey Capital Futures Strategy Fund (the “Fund”), which commenced investment operations on July 1, 2014. The Fund is authorized to offer four classes of shares, Class A Shares, Class I Shares, Class C Shares and Class T Shares. Class A Shares are sold subject to a front-end maximum sales charge of 5.75%. Front-end sales charges may be reduced or waived under certain circumstances. Class T Shares are not currently available for sale.

RBB has authorized capital of one hundred billion shares of common stock of which 87.423 billion shares are currently classified into one hundred and eighty-five classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The Fund seeks to achieve its investment objective by allocating its assets between a “Managed Futures” strategy and a “Fixed Income” strategy.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.”

The end of the reporting period for the Fund is August 31, 2019, and the period covered by these Notes to Consolidated Financial Statements is the fiscal period ended August 31, 2019 (the “current fiscal period”).

CONSOLIDATION OF SUBSIDIARIES – The Managed Futures strategy is achieved by the Fund investing up to 25% of its total assets in Abbey Capital Master Offshore Fund Limited (the “Cayman Subsidiary”), a wholly-owned and controlled subsidiary of the Fund organized under the laws of the Cayman Islands. Effective on or about October 1, 2018, the Fund’s previous wholly-owned subsidiary, the Abbey Capital Offshore Fund Limited became a wholly-owned subsidiary of the Cayman Subsidiary through a share exchange between the Fund and the Cayman Subsidiary and registered as a segregated portfolio company under the laws of the Cayman Islands under the name Abbey Capital Offshore Fund SPC (the “SPC”). The Cayman Subsidiary serves solely as an intermediate entity through which the Fund invests in the SPC and makes no independent investment decisions and has no investment or other discretion over the Fund’s investable assets.

The Fund may also invest up to 25% of its assets in segregated series of another wholly-owned subsidiary of the Fund, the Abbey Capital Onshore Series LLC (the “Onshore Subsidiary”), which was formed on August 16, 2018.

The consolidated financial statements of the Fund include the financial statements of the Cayman Subsidiary, the Onshore Subsidiary and SPC. The Fund consolidates the results of subsidiaries in which the Fund holds a controlling financial interest. All inter-company accounts and transactions have been eliminated. As of the end of the reporting period, the net assets of the Cayman Subsidiary and SPC were $159,148,154, which represented 21.97% of the Fund’s net assets. As of the end of the reporting period, the net assets of the Onshore Subsidiary were $158,712,775, which represented 21.91% of the Fund’s net assets.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Forward exchange contracts are valued by interpolating between spot and forward currency rates as quoted by an independent pricing service. Futures contracts are generally valued using the settlement price determined by the relevant exchange. Options for which the primary market is a national securities exchange are valued at the last sale price on the

29

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2019

exchange on which they are traded, or, in the absence of any sale, will be valued at the mean of the last bid and ask prices prior to the market close. Options not traded on a national securities exchange are valued at the last quoted bid price for long option positions and the closing ask price for short option positions. If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuation techniques used to measure the fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

● Level 1 –	Prices are determined using quoted prices in active markets for identical securities.

● Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

● Level 3 –	Prices are determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Fund’s investments carried at fair value:

	Total	Level 1	Level 2	Level 3
Short-Term Investments	$600,646,793	$600,646,793	$—	$—
Commodity Contracts
Futures Contracts	17,426,573	17,426,573	—	—
Equity Contracts
Futures Contracts	1,606,117	1,606,117	—	—
Foreign Currency Contracts
Forward Foreign Currency Contracts	21,414,754	—	21,414,754	—
Futures Contracts	10,718,876	10,718,876	—	—
Purchased Options	—	—	—	—
Interest Rate Contracts
Futures Contracts	12,076,295	12,076,295	—	—
Purchased Options	26,906	26,906	—	—
Total Assets	$663,916,314	$642,501,560	$21,414,754	$—

	Total	Level 1	Level 2	Level 3
Commodity Contracts
Futures Contracts	$(8,709,233)	$(8,709,233)	$—	$—
Equity Contracts
Futures Contracts	(1,905,905)	(1,905,905)	—	—
Foreign Currency Contracts
Forward Foreign Currency Contracts	(19,637,620)	—	(19,637,620)	—
Futures Contracts	(215,225)	(215,225)	—	—
Interest Rate Contracts
Futures Contracts	(359,328)	(359,328)	—	—
Written Options	(25,781)	(25,781)	—	—
Total Liabilities	$(30,853,092)	$(11,215,472)	$(19,637,620)	$—

30

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2019

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all Level 3 transfers are disclosed if the Fund had an amount of total Level 3 transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Fund had no Level 3 transfers.

Disclosures about Derivative instruments and Hedging Activities — Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that the Fund used during the period include options, forward foreign currency contracts and futures contracts.

During the current fiscal period, the Fund used long and short contracts on U.S. and foreign equity market indices, U.S. and foreign government bonds, foreign currencies, interest rates and commodities (through investment in the Abbey Capital Master Offshore Fund Limited and the SPC), to gain investment exposure in accordance with its investment objective.

The following tables provide quantitative disclosures about fair value amounts of, and gains and losses on, the Fund’s derivative instruments as of and for the current fiscal period.

31

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2019

The following tables list the fair values and location on the Consolidated Statement of Assets and Liabilities of the Fund’s derivative holdings as of the end of the reporting period, grouped by contract type and risk exposure category.

Derivative Type	Consolidated Statement of Assets and Liabilities Location	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts	Commodity Contracts	Total
Asset Derivatives
Purchased Options	Investments, at value	$—	$26,906	$—	$—	$26,906
Forward Contracts (a)	Unrealized appreciation on forward foreign currency contracts	—	—	21,414,754	—	21,414,754
Futures Contracts (a)	Unrealized appreciation on futures contracts	1,606,117	12,076,295	10,718,876	17,426,573	41,827,861
Total Value- Assets		$1,606,117	$12,103,201	$32,133,630	$17,426,573	$63,269,521

Liability Derivatives
Written Options	Options written, at value	$—	$(25,781)	$—	$—	$(25,781)
Forward Contracts (a)	Unrealized depreciation on forward foreign currency contracts	—	—	(19,637,620)	—	(19,637,620)
Futures Contracts (a)	Unrealized depreciation on futures contracts	(1,905,905)	(359,328)	(215,225)	(8,709,233)	(11,189,691)
Total Value- Liabilities		$(1,905,905)	$(385,109)	$(19,852,845)	$(8,709,233)	$(30,853,092)

(a)	This amount represents the cumulative appreciation/(depreciation) of forwards and futures contracts as reported on the Consolidated Portfolio of Investments.

32

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2019

The following table lists the amounts of realized gains/(losses) included in net increase/(decrease) in net assets resulting from operations during the current fiscal period, grouped by contract type and risk exposure.

Derivative Type	Consolidated Statement of Operations Location	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts	Commodity Contracts	Total
Realized Gain/(Loss)
Purchased Options	Net realized gain/(loss) from investments	$—	$(2,997,661)	$(2,269,592)	$(537,709)	$(5,804,962)
Futures Contracts	Net realized gain/(loss) from futures contracts	(32,420,625)	91,682,888	14,466,717	(14,925,117)	58,803,863
Forward Contracts	Net realized gain/(loss) from forward foreign currency contracts	—	—	(5,983,435)	—	(5,983,435)
Written Options	Net realized gain/(loss) from written options	—	1,145,504	19,148	—	1,164,652
Total Realized Gain/(Loss)		$(32,420,625)	$89,830,731	$6,232,838	$(15,462,826)	$48,180,118

The following table lists the amounts of change in unrealized appreciation/(depreciation) included in net increase/(decrease) in net assets resulting from operations during the current fiscal period, grouped by contract type and risk exposure.

Derivative Type	Consolidated Statement of Operations Location	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts	Commodity Contracts	Total
Change in Unrealized Appreciation/(Depreciation)
Purchased Options	Net change in unrealized appreciation/ (depreciation) on investments	$—	$573,983	$—	$—	$573,983
Futures Contracts	Net change in unrealized appreciation/ (depreciation) on futures contracts	(9,117,600)	7,443,963	4,323,473	3,105,922	5,755,758
Forward Contracts	Net change in unrealized appreciation/ (depreciation) on forward foreign currency contracts	—	—	(257,980)	—	(257,980)
Written Options	Net change in unrealized appreciation/ (depreciation) on written options	—	(563,670)	—	—	(563,670)
Total Change in Unrealized Appreciation/(Depreciation)		$(9,117,600)	$7,454,276	$4,065,493	$3,105,922	$5,508,091

33

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2019

During the current fiscal period, the Fund’s quarterly average volume of derivatives was as follows:

Purchased Options (Cost)	Written Options (Proceeds)	Long Futures Notional Amount	Short Futures Notional Amount	Forward Foreign Currency Contracts — Payable (Value at Trade Date)	Forward Foreign Currency Contracts — Receivable (Value at Trade Date)
$904,948	$(493,290)	$3,890,690,382	$(1,949,342,856)	$(2,492,455,685)	$2,492,321,555

For financial reporting purposes, the Fund does not offset fair value amounts recognized for derivative instruments and fair value amounts recognized for the right to reclaim cash collateral (receivables) or the obligation to return cash collateral (payables) arising from derivative instruments recognized at fair value executed with the same counterparty under a master netting arrangement.

The following is a summary of financial and derivative instruments that are subject to enforceable master netting agreements (or similar arrangements) and collateral received and pledged in connection with the master netting agreements (or similar arrangements).

		Gross Amount Not Offset in Consolidated Statement of Assets and Liabilities				Gross Amount Not Offset in Consolidated Statement of Assets and Liabilities
Description	Gross Amount Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount(1)	Gross Amount Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged(2)	Net Amount(3)
	Assets				Liabilities
Forward Foreign Currency Contracts	$21,414,754	$(19,637,620)	$—	$1,777,134	$19,637,620	$(19,637,620)	$—	$—

(1)	Net amount represents the net amount receivable from the counterparty in the event of default.

(2)	Actual collateral pledged may be more than the amount shown.

(3)	Net amount represents the net amount payable to the counterparty in the event of default.

Use of Estimates — The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

Investment Transactions, Investment Income and Expenses — The Fund records security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income (including amortization of premiums and accretion of discounts) is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund’s investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred on behalf of a specific class, fund or fund family of the Company are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB funds (such as director

34

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2019

or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

The Cayman Subsidiary is registered as an “exempted company” and the SPC as an “exempted segregated portfolio company” pursuant to the Companies Law (Revised) of the Cayman Islands (as amended). Each of the Cayman Subsidiary and the SPC has received an undertaking from the Governor in Cabinet of the Cayman Islands to the effect that, for a period of twenty years from the date of the undertaking, no law that thereafter is enacted in the Cayman Islands imposing any tax or duty to be levied on profits, income or on gains or appreciation, or any tax in the nature of estate duty or inheritance tax, will apply to any property comprised in or any income arising under the Cayman Subsidiary or the SPC, or to the shareholders thereof, in respect of any such property or income. For U.S. federal income tax purposes, the Cayman Subsidiary is treated as a “controlled foreign corporation.” The SPCs are treated as an entity disregarded from its owner, the Cayman Subsidiary, for U.S. income tax purposes. The Onshore Subsidiary is treated as an entity disregarded from its owner, the Fund, for U.S. income tax purposes.

Foreign Currency Translation — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investments in the Consolidated Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Consolidated Statement of Operations.

Currency Risk —Investment in foreign securities involves currency risk associated with securities that trade or are denominated in currencies other than the U.S. dollar and which may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency may cause the U.S. dollar value of an investment in that country to decline. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls. Forward foreign currency exchange contracts may limit potential gains from a favorable change in value between the U.S. dollar and foreign currencies. Unanticipated changes in currency pricing may result in poorer overall performance for the Fund than if it had not engaged in these contracts.

Commodity Sector Risk — Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and

35

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2019

demand and governmental regulatory policies. The commodity-linked securities in which the Fund invests may be issued by companies in the financial services sector, and events affecting the financial services sector may cause the Fund’s share value to fluctuate.

Foreign Securities Market Risk — A substantial portion of the trades of the Fund are expected to take place on markets or exchanges outside the United States. There is no limit to the amount of assets of the Fund that may be committed to trading on foreign markets. The risk of loss in trading foreign futures and options on futures contracts can be substantial. Participation in foreign futures and options on futures contracts involves the execution and clearing of trades on, or subject to the rules of, a foreign board of trade or exchange. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

Counterparty Risk — The derivative contracts entered into by the Fund, the SPC or Onshore Subsidiary may be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease.

Credit Risk — Credit risk refers to the possibility that the issuer of the security or a counterparty in respect of a derivative instrument will not be able to satisfy its payment obligations to the Fund when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value or default. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes.

Options — An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Fund may use futures contracts and related options for: bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options are accounted for in the same manner as other securities owned. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

Options Written — The Fund may enter into options written for: bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. Such options may relate to particular securities or domestic stock indices, and may or may not be listed on exchanges regulated by the Commodity Futures Trading Commission or on other non-U.S. exchanges. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the accumulated cash balance in the writer’s futures margin account is delivered to the holder of the option. That balance represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. The maximum risk of loss associated with writing put options is limited to the exercised fair value of the option contract. The maximum risk of loss associated with writing call options is potentially unlimited. The Fund also has the additional risk of being unable to enter

36

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2019

into a closing transaction at an acceptable price if a liquid secondary market does not exist. The Fund also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party. Option contracts also involve the risk that they may result in loss due to unanticipated developments in market conditions or other causes. Written options are initially recorded as liabilities to the extent of premiums received and subsequently marked to market to reflect the current value of the option written. Gains or losses are realized when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option or the purchase cost for a written put option is adjusted by the amount of the premium received. Listed option contracts present minimal counterparty credit risk since they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. As of the end of the reporting period, all of the Fund’s written options are exchange-traded options.

Futures Contracts — The Fund uses futures contracts in the normal course of pursuing its investment objective. Upon entering into a futures contract, the Fund must deposit initial margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets. Pursuant to the futures contract, the Fund agrees to receive from, or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such a receipt of payment is known as “variation margin” and is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contract. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. Use of long futures contracts subjects the Fund to risk of loss in excess of the amount shown on the Consolidated Statement of Assets and Liabilities, up to the notional value of the futures contract. Use of short futures contracts subjects the Fund to unlimited risk of loss.

Forward Foreign Currency Contracts — In the normal course of pursuing its investment objectives, the Fund is subject to foreign investment and currency risk. The Fund uses forward foreign currency contracts (“forward contracts”) for purposes of hedging, duration management, as a substitute for securities, to increase returns, for currency hedging or risk management, or to otherwise help achieve the Fund’s investment objective. These contracts are marked-to-market daily at the applicable translation rates. The Fund records realized gains or losses at the time the forward contract is closed. A forward contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. Risks may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies. The Fund’s maximum risk of loss from counterparty credit risk related to forward foreign currency contracts is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between the Fund and the counterparty is in place and to the extent the Fund obtains collateral to cover the Fund’s exposure to the counterparty.

Cash and Cash Equivalents — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, the Fund expects the risk of material loss from such claims to be remote.

2. Investment Adviser and Other Services

Abbey Capital Limited (“Abbey Capital” or the “Adviser”) serves as the investment adviser to the Fund and the Cayman Subsidiary, Onshore Subsidiary and SPC. The Adviser allocates the assets of the Onshore Subsidiary and SPC (via the Cayman Subsidiary) to one or more Trading Advisers unaffiliated with the Adviser to manage. The Adviser also has the ultimate responsibility to oversee the Trading Advisers, and to recommend their hiring, termination and

37

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2019

replacement, subject to approval by the Board. The Fund compensates the Adviser for its services at an annual rate based on the Fund’s average daily net assets (the “Advisory Fee”), payable on a monthly basis in arrears, as shown in the following table. The Adviser compensates the Trading Advisers out of the Advisory Fee.

The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding certain items discussed below) to the rates (“Expense Caps”) shown in the following table of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed the Expense Caps as applicable: acquired fund fees and expenses, brokerage commissions, extraordinary expenses, interest and taxes. This contractual limitation is in effect until December 31, 2020 and may not be terminated without the approval of the Board. The Adviser may discontinue these arrangements at any time after December 31, 2020.

Advisory Fee	Expense Caps
	Class A	Class I	Class C	Class T
1.77%	2.04%	1.79%	2.79%	2.04%

During the current fiscal period, investment advisory fees accrued, waived and/or reimbursed were as follows:

Gross Advisory Fees	Waivers and/or Reimbursements	Net Advisory Fees
$12,995,863	$(770,182)	$12,225,681

If at any time the Fund’s total annual fund operating expenses (not including acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) for a year are less than the relevant share class’s Expense Cap, the Adviser may recoup any waived or reimbursed amounts from the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

As of the end of the reporting period, the Fund had amounts available for recoupment as follows:

Expiration
August 31, 2020	August 31, 2021	August 31, 2022	Total
$1,087,123	$815,529	$770,182	$2,672,834

Altis Partners (Jersey) Limited, Aspect Capital Limited, Cantab Capital Partners LLP, Eclipse Capital Management, Inc., Episteme Capital Partners, LLP, Graham Capital Management, LP, P/E Global, LLC, Revolution Capital Management, LLC, Trigon Investment Advisors, LLC, Tudor Investment Corporation and Welton Investment Partners, LLC each served as a Trading Adviser to the Fund during the current fiscal period.

Effective December 5, 2018, Episteme Capital Partners, LLP serves as a Trading Adviser to the Fund. Effective April 5, 2019, Altis Partners (Jersey) Limited no longer serves as a Trading Adviser to the Fund.

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as administrator for the Fund. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Fund’s transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

38

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2019

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Quasar Distributors, LLC (the “Distributor”) serves as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with RBB.

For compensation amounts paid to Fund Services and the Custodian, please refer to the Consolidated Statement of Operations.

The Board has adopted a Plan of Distribution for the Class A Shares, Class C Shares and Class T Shares (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund’s distributor is entitled to receive from the Fund a distribution fee with respect to the Shares, which is accrued daily and paid monthly, of up to 0.25% on an annualized basis of the average daily net assets of the Class A Shares and Class T Shares and up to 1.00% of the Class C Shares. The actual amount of such compensation under the Plan is agreed upon by the Board and by the Distributor. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Amounts paid to the Distributor under the Plan may be used by the Distributor to cover expenses that are related to (i) the sale of the Shares, (ii) ongoing servicing and/or maintenance of the accounts of shareholders, and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Shares, all as set forth in the Fund’s 12b-1 Plan.

3. Director And Officer Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. Employees of Vigilant Compliance, LLC serve as President, Chief Compliance Officer and Assistant Treasurer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. An employee of RBB serves as Treasurer and Secretary and is compensated for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Fund or the Company. For Director and Officer compensation amounts, please refer to the Consolidated Statement of Operations.

4. Purchases and Sales of Investment Securities

During the current fiscal period, there were no purchases or sales of investment securities or long-term U.S. Government securities (excluding short-term investments and derivative transactions) by the Fund.

5. Federal Income Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the consolidated financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

39

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2019

As of August 31, 2019, the federal tax cost and aggregate gross unrealized appreciation and depreciation of investments held by the Fund were as follows(a):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$678,942,419	$63,812,100	$(65,508,256)	$(1,696,156)

(a)

The difference between the book basis and tax basis cost and aggregate gross unrealized appreciation and depreciation of investments is attributable primarily to timing differences related to taxable income from a wholly-owned controlled foreign corporation.

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying consolidated financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

Permanent differences as of August 31, 2019, primarily attributable to disallowed book income from the Cayman Subsidiary, were reclassified to the following accounts:

Distributable Earnings/(Loss)	Paid-In Capital
$(47,074,076)	$47,074,076

As of August 31, 2019, the components of distributable earnings/(deficits) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards	Qualified Late-Year Losses	Other Temporary Differences
$46,898,860	$8,709,556	$(37,962,525)	$—	$—	$—

The differences between the book and tax basis components of distributable earnings/(deficits) relate principally to the timing of recognition of income and gains of the Cayman Subsidiary for federal income tax purposes.

The tax character of dividends and distributions paid during the fiscal years ended August 31, 2019 and August 31, 2018 were as follows:

	Ordinary Income	Long-Term Gains	Total
2019	$1,067,180	$—	$1,067,180
2018	$—	$—	$—

Accumulated capital losses represent net capital loss carry forwards as of August 31, 2018 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. During the year ended August 31, 2019, the Fund utilized $6,346 of total capital loss carryforwards. As of August 31, 2019, the Fund had no tax basis capital loss carryforwards to offset future capital gains.

40

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements (Concluded)

August 31, 2019

6. New Accounting Pronouncements and Regulatory Updates

In August 2018, FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all affected entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An affected entity is permitted to adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of additional disclosures, which are required for public companies only, until their effective date. Management evaluated the impact of these changes on the Fund’s financial statements and has elected to early adopt the removed and modified disclosures effective February 28, 2019. The impact of adoption was limited to changes in the financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy. Management is still evaluating the impact of the additional disclosure requirements.

In August 2018, the SEC released its Final Rule on Disclosure Update and Simplification, which amends certain disclosure requirements effective for filings subsequent to November 5, 2018. As of February 28, 2019, management has adopted this amendment. The amendment requires presentation of the total, rather than the components, of distributable earnings on the Consolidated Statement of Assets and Liabilities. The amendment also requires presentation of the total distributions, rather than the components thereof, on the Consolidated Statements of Changes in Net Assets and removes the requirement for disclosure of accumulated net investment income/(loss) on a book basis. These changes generally simplify the disclosure of information without significantly altering the information provided to investors.

7. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued and has determined that there were no significant events requiring recognition or disclosure in the consolidated financial statements.

41

Abbey Capital Futures Strategy Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The RBB Fund, Inc. and
Shareholders of Abbey Capital Futures Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Abbey Capital Futures Strategy Fund (the “Fund”) (one of the portfolios constituting The RBB Fund, Inc. (the “Company”)), including the consolidated portfolio of investments, as of August 31, 2019, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the portfolios constituting The RBB Fund, Inc.) at August 31, 2019, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Abbey Capital investment companies since 2014.

Philadelphia, Pennsylvania
October 30, 2019

42

Abbey Capital Futures Strategy Fund

Shareholder Tax Information

(Unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended August 31, 2019. The information and distribution reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2019. During the fiscal year ended August 31, 2019, the Fund paid no ordinary income dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2019. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2020.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

43

Abbey Capital Futures Strategy Fund

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling (844) 261-6484 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q (or as an exhibit to its reports on Form N-Q’s successor, Form N-PORT). The Company’s Form N-Q is available on the SEC website at http://www.sec.gov.

Approval of Advisory Agreements and Trading Advisory Agreements

As required by the Investment Company Act of 1940, as amended (the “1940 Act”), the Board of Directors (the “Board”) of the Company, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of (1) the investment advisory agreement between Abbey Capital and the Company on behalf of the Fund (the “Investment Advisory Agreement”), (2) each of the separate Advisory Agreements between Abbey Capital Onshore Series LLC, Abbey Capital Master Offshore Fund Limited, and Abbey Capital Offshore Fund SPC (the “Subsidiaries”) and Abbey Capital (collectively, the “Subsidiary Investment Advisory Agreements”), and (3) the trading advisory agreements among Abbey Capital, and Aspect Capital Limited, Cantab Capital Partners LLP, Eclipse Capital Management, Inc., Episteme Capital Partners (UK), LLP, Graham Capital Management, LP, P/E Global, LLC, Revolution Capital Management, LLC, Trigon Investment Advisors LLC, Tudor Investment Corporation and Welton Investment Partners LLC (each, a “Trading Adviser”)(the “Trading Advisory Agreements”), at a meeting of the Board held on May 15-16, 2019 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Advisory Agreement, the Subsidiary Investment Advisory Agreements, and the Trading Advisory Agreements for an additional one-year term ending August 16, 2020. The Board’s decision to approve the Advisory Agreement, the Subsidiary Investment Advisory Agreements, and the Trading Advisory Agreements reflects the exercise of its business judgment to continue the existing arrangement. In approving the Advisory Agreement, Subsidiary Investment Advisory Agreements, and the Trading Advisory Agreements,, the Board considered information provided by Abbey Capital and each of the Trading Advisers with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal of the Investment Advisory Agreement between the Company and Abbey Capital with respect to the Fund, the Subsidiary Investment Advisory Agreements, and the Trading Advisory Agreements between Abbey Capital and each Trading Adviser with respect to the Fund, the Directors took into account all materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of services provided to the Fund by Abbey Capital and each Trading Adviser; (ii) descriptions of the experience and qualifications of the personnel providing those services; (iii) Abbey Capital’s and the Trading Advisers’ investment philosophies and processes; (iv) Abbey Capital’s and the Trading Advisers’ assets under management and client descriptions; (v) Abbey Capital’s and the Trading Advisers’ soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Abbey Capital’s and the Trading Advisers’ advisory fee arrangements with the Company and other similarly managed clients, as applicable; (vii) Abbey Capital’s and the Trading Advisers’ compliance procedures; (viii) Abbey Capital’s and the Trading Advisers’ financial information and insurance coverage; (ix) the extent to which economies of scale are relevant to the Fund; (x) a report prepared by Broadridge/Lipper comparing the Fund’s management fees and total expense ratio to those of its Lipper Group and comparing the performance of the Fund to the performance of its Lipper Group; and (xi) a report comparing the performance of the Fund to the performance of its benchmark.

44

Abbey Capital Futures Strategy Fund

Other Information (Concluded)

(Unaudited)

As part of their review, the Directors considered the nature, extent and quality of the services provided by Abbey Capital and each Trading Adviser. The Directors concluded that Abbey Capital and each Trading Adviser had substantial resources to provide services to the Fund and the Subsidiaries, as applicable.

The Directors also considered the investment performance of the Fund, noting that the Fund had underperformed its benchmark for the year-to-date, one-year, three-year and since-inception periods ended March 31, 2019. The Directors considered the Fund’s investment performance in light of its investment objective and investment strategies. The Directors noted that the Fund ranked in the 1st quintile within its Lipper Performance Group for the one-year period ended December 31, 2018 and ranked in the 2nd quintile within its Lipper Performance Universe for the since-inception period ended December 31, 2018.

The Board also considered the advisory fee rate payable by the Fund under the Investment Advisory Agreement. In this regard, information on the fees paid by the Fund and the Fund’s total operating expense ratio (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that the Fund’s actual advisory fees ranked in the 5th quintile of both its Lipper Expense Group and Lipper Expense Universe, and that the total expenses of the Fund ranked in the 4th quintile of its Lipper Expense Group and Lipper Expense Universe. The Directors also considered the fees payable to each Trading Adviser under the Trading Advisory Agreements and the information provided by Abbey Capital on the services provided by the different Trading Advisers. In this regard, the Directors noted that the fees for each Trading Adviser were paid directly by Abbey Capital and not by the Fund. The Directors noted that Abbey Capital had contractually agreed to waive management fees and reimburse expenses through at least December 31, 2019 to limit total annual operating expenses to agreed upon levels for the Fund.

After reviewing the information regarding Abbey Capital’s and the Trading Advisers’ costs, profitability and economies of scale, and after considering the services to be provided by Abbey Capital and each Trading Adviser, the Directors concluded that the investment advisory fees to be paid by the Fund to Abbey Capital and the trading advisory fees to be paid by Abbey Capital to each Trading Adviser were fair and reasonable and that the Investment Advisory Agreement, the Subsidiary Investment Advisory Agreements, and the Trading Advisory Agreements should be approved and continued for additional one-year period ending August 16, 2020.

45

Abbey Capital Futures Strategy Fund

Company Management

(Unaudited)

Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (844) 261-6484.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Independent Directors
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 86	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	33	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 615 East Michigan Street Milwaukee, WI 53202 Age: 80	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since 2004, Director of Cornerstone Bank.	33	None
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 52	Director	2012 to present	Since 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	33

Emtec, Inc.; FS Investment Corporation (business development company) (until December 2018); FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios)(registered investment company).

Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 76	Director	2006 to present	Since 1997, Consultant, financial services organizations.	33

IntriCon Corporation (biomedical device manufacturer); Kalmar Pooled Investment Trust (registered investment company) (until September 2017); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance).

Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 71	Chairman Director	2005 to present 1991 to present	From 2006-2016, Co-Founder and Chief Executive Officer, Lifebooker, LLC (online beauty and health appointment booking service).	33	Independent Trustee of EIP Investment Trust (registered investment company).

46

Abbey Capital Futures Strategy Fund

Company Management (Continued)

(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 59	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm); from 1983-2014, Chief Executive Officer and various positions, Pershing LLC (broker dealer, clearing and custody firm).	33

WisdomTree Investments, Inc. (asset management company) (until March 2019); Fidelity National Information Services, Inc. (financial services technology company); Ameriprise Financial, Inc (financial services company).

Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 78	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	33	Reich and Tang Group (asset management) (until 2015).
Interested Director[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 81	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	33	None
Officers
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 56	President Chief Compliance Officer	2009 to present 2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company).	N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 58	Treasurer and Secretary	2016 to present

Since 2016, Treasurer and Secretary of The RBB Fund, Inc.; from 2005 to 2016, Assistant Treasurer of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).

				N/A	N/A
Robert Amweg Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 66	Assistant Treasurer	2016 to present

Since 2013, Compliance Director, Vigilant Compliance, LLC (investment management services company); since 2012, Consultant to the financial services industry; from 2007 to 2012, Chief Financial Officer and Chief Accounting Officer, Turner registered Investments, LP (registered investment company).

				N/A	N/A

47

Abbey Capital Futures Strategy Fund

Company Management (Concluded)

(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 36	Assistant Treasurer	2018 to present	Since 2016, Assistant Vice President, U.S. Bancorp Fund Services, LLC (fund administrative services firm); from 2007 to 2016, Supervisor, Nuveen Investments (registered investment company).	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 48	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 60	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 40	Assistant Secretary	2017 to present	Partner, Drinker Biddle & Reath LLP (law firm) (2017-Present); Drinker Biddle & Reath LLP (2006-Present).	N/A	N/A

*	Each Director oversees 33 portfolios of the Company.

1.

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the past five years. Each Director possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Straniere has been a practicing attorney for over 30 years and also serves on the boards of an asset management company and another registered investment company. Mr. Brodsky has over 40 years of senior executive level management experience in the cable television and communications industry. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Carnall has decades of senior executive-level management experience in the banking and financial services industry and also serves on the boards of various corporations and a bank. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing and investment services industry and service on securities industry and investment company boards.

48

Abbey Capital Futures Strategy Fund

Privacy Notice

(Unaudited)

Abbey Capital Futures Strategy Fund

FACTS	WHAT DOES THE ABBEY CAPITAL FUTURES STRATEGY FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Abbey Capital Futures Strategy Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your information	Does the Abbey Capital Futures Strategy Fund share?	Can you limit this sharing?
For our everyday business purpose — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share.
For affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-844-261-6484 or go to www.abbeycapital.com

49

Abbey Capital Futures Strategy Fund

Privacy Notice (Continued)

(Unaudited)

What we do
How does the Abbey Capital Futures Strategy Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Abbey Capital Futures Strategy Fund collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes — information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

European Union’s General Data Protection Regulation

In addition to the above information, where applicable, you have the following rights under the European Union’s General Data Protection Regulation (“GDPR”) and U.S. Privacy Laws, as applicable and to the extent permitted by law, to

● Check whether we hold personal information about you and to access such data (in accordance with our policy)

● Request the correction of personal information about you that is inaccurate

● Have a copy of the personal information we hold about you provided to you or another “controller” where technically feasible

● Request the erasure of your personal information

● Request the restriction of processing concerning you

The legal grounds for processing of your personal information is for contractual necessity and compliance with law.

If you wish to exercise any of your rights above, please call: 1-844-261-6484. You are required to ensure the personal information we hold about you is up-to-date and accurate and you must notify us of any changes to the personal data you provided to us.

50

Abbey Capital Futures Strategy Fund

Privacy Notice (Concluded)

(Unaudited)

The Abbey Capital Futures Strategy Fund shall retain your personal data for as long as you are an investor in the Fund and thereafter as long as necessary to comply with applicable laws that require the Fund to retain your personal data, such as the Securities and Exchange Commission’s data retention rules. Your personal data will be transferred to the United States so that the Fund may provide the agreed upon services for you. No adequacy decision has been rendered by the European Commission as to the data protection of your personal data when transferring it to the United States. However, the Fund does take the security of your personal data seriously.

You also have the right to lodge a complaint with the appropriate regulatory authority with respect to issues you may have.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Our affiliates include Abbey Capital Futures Strategy Fund’s investment adviser, Abbey Capital Limited, and each sub-adviser.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● The Abbey Capital Futures Strategy Fund doesn’t share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Abbey Capital Futures Strategy Fund does not jointly market.
Controller

“Controller” means the natural or legal person, public authority, agency or other body which, alone or jointly with others, determines the purposes and means of the processing of personal data; where the purposes and means of such processing are determined by European Union or European Member State law, the controller or the specific criteria for its nomination may be provided for by European Union or European Member State law.

51

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Investment Adviser
Abbey Capital Limited
1-2 Cavendish Row
Dublin 1, Ireland

Administrator and Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

Principal Underwriter
Quasar Distributors, LLC
777 East Wisconsin Avenue, Floor 6
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Ernst & Young LLP
One Commerce Square
2005 Market Street, Suite 700
Philadelphia, PA 19103

Legal Counsel
Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

AFS-AR19

Abbey Capital Multi Asset Fund

of

THE RBB FUND, INC.

Annual Report

August 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-844-261-6484.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-844-261-6484 to inform the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

Abbey Capital Multi Asset Fund

Annual Investment Adviser’s Report

August 31, 2019 (Unaudited)

Dear Shareholder,

The Abbey Capital Multi Asset Fund (the “Fund”) Class I Shares returned +12.20% net of fees for the 12-month fiscal period ended August 31, 2019.

The positive performance was driven by the managed futures allocation, which profited in fixed income and major currencies, while the equity allocation was marginally positive over the period. The Fund allocates assets to its underlying trading advisers through its investment in Abbey Capital Multi Asset Offshore Fund Limited (the “ACMAOF”), a wholly-owned subsidiary of the Fund. The Fund invests up to 25% of its assets into the ACMAOF and invests its remaining assets in a long-only US equity strategy consisting of S&P 500 futures only and a fixed income strategy consisting primarily of U.S. Treasury obligations.

Abbey Global, LP (the “Predecessor Fund”), transferred all of its assets to the Fund on April 11, 2018. The Fund targets approximately 50% exposure of its net assets to S&P 500 futures and 100% exposure of its net assets to a managed futures strategy.

Average Total Returns for the Periods Ended August 31, 2019 (unless otherwise noted)

	2019 YTD	1 Year	Sep. 1, 2017 to Aug. 31, 2018	5 Year Annualized	10 Year Annualized	Annualized Since Inception on May 14, 2002
Class I Shares	24.89%	12.20%	12.98%	9.74%	11.03%	10.50%
BofA Merrill Lynch 3-Month T-Bill Index*	1.63%	2.36%	1.52%	0.95%	0.52%	1.37%
S&P 500® Total Return Index*	18.34%	2.92%	19.66%	10.11%	13.45%	8.14%
Barclay CTA Index*	7.62%	5.64%	-0.10%	1.47%	1.07%	3.65%

Barclay CTA numbers are based on the estimates available on the BarclayHedge website as of September 20, 2019

Source: Abbey Capital and Bloomberg

Performance quoted is past performance and does not guarantee future results. Additionally, the Predecessor Fund was not registered under the Investment Company Act of 1940 (“1940 Act”), and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Predecessor Fund had been registered under the 1940 Act, its performance may have been adversely affected. Accordingly, Fund performance may be different than the Predecessor Fund’s restated past performance, which is included in the table above for the period between inception of the Fund on May 14, 2002 and April 11, 2018. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. Visit www.abbeycapital.com for returns updated daily. Call (US Toll Free) 1-844-261-6484 or (international callers) + 1-508-871-3276 for returns current to the most recent month-end.

There is a maximum sales charge (load) imposed on purchases (as a percentage of offering price) of 5.75% in Class A Shares.

Please note the above is shown for illustrative purposes only.

Performance from May 14, 2002 to April 11, 2018 is performance of the Predecessor Fund. The Fund commenced operations as a series of The RBB Fund, Inc. on April 11, 2018, when all of the assets of the Predecessor Fund transferred to Class I Shares of the Fund. The Fund’s objectives, policies, guidelines and restrictions are in all material respects equivalent to the Predecessor Fund. Performance of the Predecessor Fund is not an indicator of future Fund results. Performance from April 2014 represents proprietary performance as the only investors for that period were Abbey Capital Limited and its officers.

*

The Barclay CTA Index is derived from data that is self-reported by investment managers based on the performance of privately managed funds. In contrast, the S&P 500® Total Return Index and the Bank of America Merrill Lynch 3-Month T-Bill Index are comprised of publicly traded securities. As a result of these differences, these indices may not be directly comparable and the table above is shown for illustrative purposes only.

1

Abbey Capital Multi Asset Fund

Annual Investment Adviser’s Report (Continued)

August 31, 2019 (Unaudited)

Abbey Capital Limited (the “Adviser”) has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 1.79%, 2.04% and 2.79% of the Fund’s average daily net assets attributable to Class I Shares, Class A Shares, and Class C Shares, respectively. These represent the net expense ratios and are applicable to investors. This contractual limitation is in effect until December 31, 2020, and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. In addition, the Adviser may recoup any waived or reimbursed amounts from the Fund within three years from the date on which such waiver or reimbursement was made by the Adviser, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement. Without the expense limitation agreement, the expense ratios are 2.84%. 3.09% and 3.84% of the Fund’s average daily net assets attributable to Class I Shares, Class A Shares, and Class C Shares, respectively, as stated in the Fund’s current prospectus dated December 31, 2018 (and which may differ from the actual expense ratios for the period covered by this report). The quoted performance would have been lower without the expense limitation.

Please refer to the prospectus for further information on expenses and fees.

Market Commentary

The twelve-month fiscal year ended August 31, 2019 saw various themes emerge and drive market sentiment, leading to periods of elevated volatility in certain market sectors. Geopolitics was a key driver of equity markets across the globe, with investors having to consider US-China trade tensions and Brexit, among other risks. Monetary policy was another market driver as a number of global central banks shifted towards a more dovish stance in 2019. Concerns over weak global economic data, particularly slowing manufacturing growth, and global trade uncertainty were some of the factors impacting central bank policy. Overall, geopolitical uncertainty and more accommodative monetary policy supported fixed income markets over the period, while there were periods of volatility within equity markets that were also notable.

October 2018 saw a sharp selloff in US equities due to policy tightening fears following robust US economic data and some hawkish rhetoric from US Federal Reserve (“Fed”) Chair Powell. Threats from US President Trump to escalate the trade war with China were an added headwind for stocks, with Asian indices particularly impacted by the deteriorating US-China trade relations. Although global equity markets stabilised in November, most major indices tumbled in early December as the Fed hiked rates for the fourth time in 2018 and was perceived to be less dovish than expected given rising concerns over global growth. A US government shutdown and hard Brexit concerns added to the list of political risks influencing markets.

Sentiment improved in early 2019 on optimism over the US-China trade impasse, with risk assets receiving a boost from an almost synchronous shift in policy guidance by central banks. With persistently weak eurozone economic data and signs that the global economy may be slowing, the European Central Bank (“ECB”) pushed back the date of any potential rate hike and announced plans to increase credit availability. The Fed also backed away from its previous guidance for rate hikes in 2019 after acknowledging a slowdown in US economic activity. Guidance from central banks in Australia, Canada, Japan and New Zealand also turned more cautious, which all tended to support a rally in global bonds in the first part of 2019.

Concerns over slowing global growth increased in Q2 2019, while further escalation in the US-China trade dispute was another market-moving theme. As a result, expectations of easier monetary policy followed, and global fixed income markets saw an extended bullish trend. Stocks were also mostly higher in Q2 2019, with the S&P 500 Index recording its strongest first half of a year since 1998. Perceived haven assets and currencies were also in high demand in the second half of Q2 2019, with USD/JPY declining from late April 2019 until August 2019. Gold prices rose slightly later in Q2 2019 amid low global bond yields and general caution over the global economic outlook. Gold prices reached a six-year high in August as the uptrend extended, ultimately finishing August slightly below this level.

With persistent concerns over US-China trade and weak economic data, July 2019 saw the Fed cut rates and the ECB hinting at fresh monetary stimulus later in the year. Eurozone bond markets extended gains in July as a result, while the USD strengthened, and US Treasury yields ticked higher as the Fed attempted to downplay its rate cut as a ‘mid-cycle adjustment’. In the United Kingdom (“UK”), yields dropped alongside the GBP as Brexit became a notable driver of UK asset prices. Boris Johnson’s confirmation as UK Prime Minister sparked fresh fears over a ‘no-deal’ Brexit, which would remain a concern throughout August. Over the full 12-month period, UK 10-year Gilt yields dropped by over 0.90%, highlighting both the stark rally across global bond markets and caution over the UK’s exit from the European Union. Yields in the US fell more drastically, with the US 10-year Treasury yield down over 1.30% points, of which 0.52% basis points were lost in August 2019. The sharp decline in US yields saw the Treasury yield curve invert between the 2-year and 10-year maturities, which spooked equity markets in August 2019. Over the full fiscal year, the S&P 500 Index finished up 0.9% and the DJ Euro Stoxx 50 Index in Europe was also higher. In Asia, the Nikkei 225 Index and the Hang Seng Index both saw notable twelve-month losses.

2

Abbey Capital Multi Asset Fund

Annual Investment Adviser’s Report (Continued)

August 31, 2019 (Unaudited)

Apart from gold prices, commodity markets saw few multi-month trends over the period and choppy trading was apparent in energy and agricultural commodities. Crude oil sold off sharply in Q4 2018 on global demand concerns, record US and Russian production and a smaller-than-expected Organization of Petroleum Exporting Countries (“OPEC”) supply cut. Prices recovered in Q1 2019 and early Q2 2019, before the market traded within a broad range, with the West Texas Intermediate (“WTI”) contract largely trading between $50 and $65 per barrel. Within agricultural commodities, corn and wheat futures saw a sharp break higher in May 2019 amid fears over US planting progress. The breakout reversed later in the period, with both markets finishing the fiscal year lower. Elsewhere, worries over Chinese demand and slower global growth generally weighed on copper and aluminium prices, while nickel prices spiked in August on news that Indonesia would introduce a ban on nickel ore exports.

Performance Attribution

The Fund’s returns stemmed from strong performance by the managed futures allocation over the twelve-month fiscal year ended August 31 2019, although the equity allocation was also slightly positive over the period.

By market sector, the managed futures allocation generated most of its gains in fixed income. Within bonds, long exposures to German and US contracts were the biggest contributors. There were no negative contracts within the bond sector over the period, as upward trends in bonds during 2019 led to profits from long exposures across multiple bond markets. In interest rates, profits stemmed from mostly long exposures. Major currency gains stemmed from short EUR/USD exposures, which were held throughout the period, while smaller gains were made from primarily short GBP/USD, AUD/USD and EUR/JPY positions. In precious metals, both gold and silver made gains, particularly late in the period as prices rallied. Smaller sector-level profits were made in base metals.

On the negative side, the managed futures allocation saw losses in equities, energy and grains. In equities, mostly long exposures in the S&P 500 Index, Nikkei 225 Index and FTSE 100 Index proved costly, while longs in other US indices and mixed positioning in the Hang Seng Index were additional underperforming positions. Energy produced negative performance, as long crude oil exposures in Q4 2018 generated losses as the market turned lower, with mixed positioning for the rest of the period also proving difficult. Further energy losses were incurred in the oil distillate contracts, with natural gas the only positive energy contract. In grains, both corn and wheat detracted from performance. Elsewhere, smaller (sector-level losses were made in softs, meats and emerging market currencies.

For the equity allocation, a sharp selloff in US equity futures in October and December 2018 proved difficult for long S&P 500 Index positioning. Sentiment improved in January 2019, with markets advancing until May 2019, when US-China trade concerns weighed heavily on equity futures. The S&P 500 Index recovered to reach new highs in July 2019, but prices subsequently declined in August 2019 as persistent global trade concerns and concerns over slowing global growth weighed on the market. Over the full twelve-month period, S&P 500 Index was up 0.9%.

Key to Currency Abbreviations
AUD	Australian Dollar
GBP	British Pound Sterling
USD	US Dollar
EUR	Euro
JPY	Japanese Yen

An investment in the Fund is speculative and involves substantial risk. It is possible that an investor may lose some or all of their investment. The Fund may invest up to 25% of its total assets in Abbey Capital Multi Asset Offshore Fund Limited, which is a wholly-owned subsidiary of the Fund that invests in managed futures and foreign exchange. All investments in securities involve risk of the loss of capital. An investment in the Fund includes the risks inherent in an investment in securities, as well as specific risks associated with this open-ended investment product. Among the risks associated with investing in this Fund are Commodity Sector Risk, Counter-Party Risk, Credit Risk, Currency Risk, Manager and Management Risks, Subsidiary Risk, Tax Risk, Emerging Markets Risk, Leveraging Risk, Foreign Investment Risk, Fixed Income Securities Risks, Short Sale Risk and Portfolio Turnover Risks. The Fund may invest in or utilize derivative investments, futures contracts, and hedging strategies. One or more Trading Advisers, from time to time, may invest a substantial portion of the assets managed in a specific industry sector. As a result, the Fund’s investment portfolio may be subject to greater risk and volatility than if investments had been made in the securities of a broader range of issuers. There can be no assurance that the Fund’s strategy (hedging or otherwise) will be successful or that it will employ such strategies with respect to all or any portion of its portfolio. The value of the Fund’s portfolio investments should be expected to fluctuate. Investing in managed futures is not suitable for all investors given its speculative nature and the high level of risk involved. The Fund is appropriate only for investors who can bear the

3

Abbey Capital Multi Asset Fund

Annual Investment Adviser’s Report (Concluded)

August 31, 2019 (Unaudited)

risks associated with the product. This brief statement cannot disclose all of the risks and other factors necessary to evaluate an investment in the Fund. Investors are urged to take appropriate investment advice and to carefully consider their investment objectives, personal situation, and factors such as net worth, income, age, risk tolerance and liquidity needs before investing in the Fund. Before investing, investors should carefully consider the Fund’s investment objectives, risks, tax considerations, sales charges and expenses.

Fund holdings and sector allocations are subject to change and should not be considered recommendations to buy or sell any security. Please refer to the Consolidated Portfolio of Investments in this report for a complete list of Fund holdings.

The Abbey Capital Multi Asset Fund is distributed by Quasar Distributions, LLC.

4

Abbey Capital Multi Asset Fund

Performance Data

August 31, 2019 (Unaudited)

Comparison of Change in Value of $1,000,000 Investment in Abbey Capital Multi Asset Fund - Class I Shares
vs. BoFA Merrill Lynch 3-Month U.S. Treasury Bill Index,
S&P 500® Total Return Index and Barclay CTA Index

Average Annual Total Returns for the Periods Ended August 31, 2019
	One Year	Five Years	Ten Years	Since Inception
Class I Shares*	12.20%	9.74%	11.03%	10.50%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	2.36%	0.95%	0.52%	1.37%**
S&P 500® Total Return Index	2.92%	10.11%	13.45%	8.14%**
Barclay CTA Index	5.64%	1.47%	1.07%	3.65%**

*

Performance from May 14, 2002 to April 10, 2018 is performance of Abbey Global LP (the “Predecessor Fund”). The Fund commenced operations as a series of The RBB Fund, Inc. on April 11, 2018, when all of the assets of the Predecessor Fund transferred to Class I Shares of the Fund.

**	Performance is from the inception date of the Predecessor Fund only and is not the inception date of the index itself.

The performance quoted reflects fee waivers in effect and would have been less in their absence. The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 1.79% of the Fund’s average daily net assets attributable to Class I Shares. Without the limitation arrangement, the gross expense ratio is 2.84% for Class I Shares, as stated in the current prospectus (and which may differ from the actual expense ratio for the period covered by this report). This contractual limitation is in effect until December 31, 2020 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. Please see the Consolidated Financial Highlights for current figures.

Performance quoted is past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. Visit www.abbeycapital.com for returns updated daily. Call (US Toll Free) 1-844-261-6484 or (international callers) + 1-508-871-3276 for returns current to the most recent month-end.

5

Abbey Capital Multi Asset Fund

Performance Data (Concluded)

August 31, 2019 (Unaudited)

The S&P 500® Total Return Index

The S&P 500® Total Return Index is the total return version of the S&P 500® Index. Dividends are reinvested on a daily basis and all regular cash dividends are assumed reinvested in the index on the ex-dividend date.

S&P 500® Index

The S&P 500® Index is a market-capitalization-weighted index of 500 U.S. stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500® Index is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe. The S&P 500® Index was first introduced on January 1, 1923, though expanded to 500 stocks on March 4, 1957.

Barclay CTA Index

The Barclay CTA Index is a leading industry benchmark of representative performance of commodity trading advisors. There are currently 510 programs included in the calculation of the Barclay CTA Index for 2019. The Barclay CTA Index is equally weighted and rebalanced at the beginning of each year.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index

The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Nikkei 225 Index

The Nikkei 225 Index is a price-weighted index comprised of Japan’s top 225 blue-chip companies traded on the Tokyo Stock Exchange.

DJ Euro Stoxx 50 Index

DJ Euro Stoxx 50 Index is a stock index of Eurozone stocks designed by STOXX, an index provider owned by Deutsche Börse Group. According to STOXX, its goal is “to provide a blue-chip representation of Supersector leaders in the Eurozone”. It is made up of fifty of the largest and most liquid stocks.

Hang Seng Index

The Hang Seng Index is a market capitalization-weighted index of 40 of the largest companies that trade on the Hong Kong Exchange. The Hang Seng Index is maintained by a subsidiary of Hang Seng Bank, and has been published since 1969.

FTSE 100 Index

FTSE 100 Index is a share index of the 100 companies listed on the London Stock Exchange with the highest market capitalization. It is seen as a gauge of prosperity for businesses regulated by UK company law.

A basis point is one hundredth of one percent.

Portfolio composition is subject to change. It is not possible to invest directly in an index.

6

Abbey Capital Multi Asset Fund

Fund Expense Example

August 31, 2019 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, (if any) and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2019 through August 31, 2019, and held for the entire period.

ACTUAL EXPENSES

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments (if any). Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Class I Shares
	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Expenses Paid During Period *	Annualized Expense Ratio	Actual Six-Month Total Investment Return for the Fund
Actual	$ 1,000.00	$ 1,219.60	$ 10.01	1.79%	21.96%
Hypothetical (5% return before expenses)	1,000.00	1,016.18	9.10	1.79	N/A

*

Expenses are equal to the Fund’s annualized six-month expense ratio for the period March 1, 2019 to August 31, 2019, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one half year period. The Fund’s ending account value on the first line in the table is based on the actual six-month total investment return for the Fund.

7

Abbey Capital Multi Asset Fund

Consolidated Portfolio Holdings Summary Table

August 31, 2019 (Unaudited)

The following table presents a consolidated summary of the portfolio holdings of the Fund:

	% of Net Assets	Value
SHORT-TERM INVESTMENTS:
U.S. Treasury Obligations	81.8%	$23,100,362
OTHER ASSETS IN EXCESS OF LIABILITIES
(including futures and forward foreign currency contracts)	18.2	5,141,522
NET ASSETS	100.0%	$28,241,884

The Fund seeks to achieve its investment objective by allocating its assets between a “Managed Futures” strategy, a “Long U.S. Equity” strategy and a “Fixed Income” strategy.

As a result of the Fund’s use of derivatives, the Fund may hold significant amounts of U.S. Treasuries or short-term investments.

Portfolio holdings are subject to change at any time.

Refer to the Consolidated Portfolio of Investments for a detailed listing of the Fund’s holdings.

The accompanying notes are an integral part of the consolidated financial statements.
8

Abbey Capital Multi Asset Fund

Consolidated Portfolio of Investments

August 31, 2019

	Coupon*	Maturity Date	Par (000’s)	Value
SHORT-TERM INVESTMENTS — 81.8%
U.S. TREASURY OBLIGATIONS — 81.8%
U.S. Treasury Bills	2.490%	09/19/19	$2,618	$2,615,731
U.S. Treasury Bills	2.436%	09/26/19	2,040	2,037,488
U.S. Treasury Bills	2.452%	10/10/19	1,138	1,135,667
U.S. Treasury Bills	2.457%	10/17/19	89	88,784
U.S. Treasury Bills	2.437%	10/24/19	1,190	1,186,734
U.S. Treasury Bills	2.234%	10/31/19	851	848,347
U.S. Treasury Bills	2.426%	11/07/19	2,443	2,434,443
U.S. Treasury Bills	2.373%	11/29/19	360	358,312
U.S. Treasury Bills	2.206%	12/05/19	1,284	1,277,651
U.S. Treasury Bills	2.079%	12/12/19	659	655,551
U.S. Treasury Bills	2.038%	12/19/19	4,079	4,056,129
U.S. Treasury Bills	2.111%	01/02/20	658	653,880
U.S. Treasury Bills	2.069%	01/09/20	690	685,436
U.S. Treasury Bills	2.038%	01/16/20	103	102,288
U.S. Treasury Bills	2.043%	01/23/20	708	702,854
U.S. Treasury Bills	1.988%	01/30/20	549	544,830
U.S. Treasury Bills	1.934%	02/06/20	408	404,762
U.S. Treasury Bills	1.892%	02/13/20	1,817	1,801,909
U.S. Treasury Bills	1.881%	02/20/20	694	688,005
U.S. Treasury Bills	1.876%	02/27/20	829	821,561
				23,100,362
TOTAL SHORT-TERM INVESTMENTS
(Cost $23,089,134)				23,100,362
TOTAL INVESTMENTS — 81.8%
(Cost $23,089,134)				23,100,362

OTHER ASSETS IN EXCESS OF LIABILITIES — 18.2%				5,141,522
NET ASSETS — 100.0%				$28,241,884

*	Short-term investments’ coupon reflect the annualized effective yield on the date of purchase for discounted investments.

The accompanying notes are an integral part of the consolidated financial statements.
9

Abbey Capital Multi Asset Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2019

Futures contracts outstanding as of August 31, 2019 were as follows:

Long Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
10-Year Mini Japanese Government Bond Futures	Sep-19	21	$1,976,750	$31,826
3-Month Euro Euribor	Jun-20	91	25,003,297	20,593
3-Month Euro Euribor	Dec-20	5	1,373,808	3,888
3-Month Euro Euribor	Dec-21	1	274,762	1,003
90-DAY Bank Bill	Dec-19	4	2,693,802	1,190
90-DAY Bank Bill	Mar-20	4	2,693,802	1,058
90-DAY Bank Bill	Jun-20	34	22,897,319	11,778
90-DAY Bank Bill	Sep-20	1	673,451	414
90-DAY Bank Bill	Dec-20	1	673,451	513
90-DAY Bank Bill	Mar-21	1	673,451	480
90-DAY Eurodollar Futures	Dec-19	1	250,000	400
90-DAY Eurodollar Futures	Mar-20	2	500,000	1,150
90-DAY Eurodollar Futures	Jun-20	52	13,000,000	12,100
90-DAY Eurodollar Futures	Sep-20	2	500,000	50
90-DAY Eurodollar Futures	Dec-20	1	250,000	738
90-DAY Eurodollar Futures	Mar-21	1	250,000	1,100
90-DAY Eurodollar Futures	Jun-21	22	5,500,000	21,300
90-DAY Eurodollar Futures	Sep-21	1	250,000	1,288
90-DAY Eurodollar Futures	Dec-21	1	250,000	1,175
90-DAY Eurodollar Futures	Jun-22	20	5,000,000	23,563
90-DAY Sterling Futures	Dec-19	1	152,100	53
90-DAY Sterling Futures	Mar-20	5	760,498	198
90-DAY Sterling Futures	Jun-20	197	29,963,618	14,738
90-DAY Sterling Futures	Sep-20	8	1,216,797	1,300
90-DAY Sterling Futures	Dec-20	44	6,692,382	12,799
90-DAY Sterling Futures	Mar-21	6	912,597	1,331
90-DAY Sterling Futures	Jun-21	38	5,779,784	7,932
90-DAY Sterling Futures	Sep-21	6	912,597	1,612
90-DAY Sterling Futures	Dec-21	5	760,498	662
90-DAY Sterling Futures	Jun-22	33	5,019,286	7,232
Amsterdam Index Futures	Sep-19	3	368,007	12,740
Australian 10-Year Bond Futures	Sep-19	18	1,212,211	14,665
Australian 3-Year Bond Futures	Sep-19	41	2,761,147	21,828
Bank Acceptance Futures	Dec-19	7	1,314,406	591
Bank Acceptance Futures	Mar-20	7	1,314,406	1,108
Bank Acceptance Futures	Jun-20	5	938,861	1,052
Bank Acceptance Futures	Sep-20	3	563,317	1,005
Bank Acceptance Futures	Dec-20	2	375,545	610
Bank Acceptance Futures	Mar-21	1	187,772	254
CAC40 10 Euro Futures	Sep-19	18	1,083,703	16,052
Canadian 10-Year Bond Futures	Dec-19	4	300,436	1,615
DAX Index Futures	Sep-19	3	981,929	(34,950)
DJIA Mini E-CBOT	Sep-19	7	924,210	(210)
Dollar Index	Sep-19	21	2,100,000	28,925
Euro STOXX 50	Sep-19	36	1,352,750	(5,133)
Euro-Bobl Futures	Sep-19	29	3,187,233	20,519
Euro-Bobl Futures	Dec-19	67	7,363,608	14,156
Euro-BTP Futures	Sep-19	7	769,332	118,027

The accompanying notes are an integral part of the consolidated financial statements.
10

Abbey Capital Multi Asset Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2019

Long Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Euro-Bund Futures	Sep-19	18	$1,978,283	$49,699
Euro-Bund Futures	Dec-19	15	1,648,569	802
Euro-Oat Futures	Sep-19	6	659,428	21,772
Euro-Schatz Futures	Sep-19	31	3,407,043	14,628
Euro-Schatz Futures	Dec-19	1	109,905	27
FTSE 100 Index Futures	Sep-19	11	961,093	(26,806)
FTSE/MIB Index Futures	Sep-19	2	234,317	(5,358)
Gold 100 Oz Futures	Dec-19	11	1,682,340	60,600
JPY Currency Futures	Sep-19	16	1,882,619	(263)
LME Aluminum Forward	Sep-19	52	2,252,250	(68,931)
LME Copper Forward	Sep-19	18	2,550,713	(119,265)
LME Nickel Forward	Sep-19	11	1,188,330	330,193
LME Nickel Forward	Dec-19	5	536,850	49,788
Long Gilt Futures	Dec-19	30	3,650,390	21,379
MSCI Singapore Exchange ETS	Sep-19	3	77,067	1,222
MSCI Taiwan Index	Sep-19	4	156,360	4,400
MXN Currency Futures	Sep-19	11	274,431	(10,695)
Nasdaq 100 E-Mini	Sep-19	8	1,230,520	8,165
OMX Stockholm 30 Index Futures	Sep-19	2	32,090	1,676
S&P 500 E-Mini Futures	Sep-19	88	12,869,120	(19,283)
S&P/TSX 60 IX Futures	Sep-19	3	442,316	7,421
Short BTP Futures	Sep-19	3	329,714	1,803
Silver Futures	Dec-19	15	1,375,650	25,920
SPI 200 Futures	Sep-19	4	442,524	2,155
U.S. Treasury 10-Year Notes (Chicago Board of Trade)	Dec-19	39	4,010,479	8,281
U.S. Treasury 2-Year Notes (Chicago Board of Trade)	Dec-19	1	204,582	(16)
U.S. Treasury 5-Year Notes (Chicago Board of Trade)	Dec-19	32	3,332,853	12,281
U.S. Treasury Long Bond (Chicago Board of Trade)	Dec-19	15	2,099,749	4,813
U.S. Treasury Ultra Long Bond (Chicago Board of Trade)	Dec-19	1	120,893	(445)
				$772,281

Short Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
AUD/USD Currency Futures	Sep-19	37	$(2,491,767)	$65,850
Brent Crude Futures	Nov-19	1	(59,250)	(800)
CAD Currency Futures	Sep-19	21	(1,577,287)	1,125
CHF Currency Futures	Sep-19	14	(1,768,123)	8,437
Cocoa Futures	Dec-19	1	(22,220)	(470)
Cocoa Futures	Mar-20	1	(22,300)	240
Coffee ‘C’ Futures	Dec-19	8	(290,550)	12,056
Copper Futures	Dec-19	8	(510,300)	1,238
Corn Futures	Dec-19	78	(1,442,025)	17,075
Corn Futures	Mar-20	1	(19,113)	(125)
Cotton No.2 Futures	Dec-19	9	(264,735)	27,215
EUR Foreign Exchange Currency Futures	Sep-19	56	(7,693,322)	160,150
Euro/JPY Futures	Sep-19	7	(961,665)	21,615
Gasoline RBOB Futures	Oct-19	5	(321,237)	214

The accompanying notes are an integral part of the consolidated financial statements.
11

Abbey Capital Multi Asset Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2019

Short Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Gasoline RBOB Futures	Nov-19	1	$(63,118)	$1,117
GBP Currency Futures	Sep-19	24	(1,825,195)	60,594
Hang Seng China Enterprises Index Futures	Sep-19	1	(64,263)	(83)
Hang Seng Index Futures	Sep-19	4	(653,283)	(3,297)
Kansas City Hard Red Winter Wheat Futures	Dec-19	3	(59,588)	1,225
Lean Hogs Futures	Oct-19	7	(177,868)	23,290
Lean Hogs Futures	Dec-19	1	(25,352)	260
Live Cattle Futures	Oct-19	7	(276,992)	21,480
Live Cattle Futures	Dec-19	1	(41,472)	410
Live Cattle Futures	Feb-20	1	(43,612)	420
Live Cattle Futures	Apr-20	1	(44,472)	530
LME Aluminum Forward	Sep-19	52	(2,252,250)	103,476
LME Aluminum Forward	Dec-19	19	(833,744)	17,024
LME Copper Forward	Sep-19	18	(2,550,713)	127,566
LME Copper Forward	Dec-19	8	(1,135,800)	18,553
LME Nickel Forward	Sep-19	11	(1,188,330)	(310,088)
LME Zinc Forward	Dec-19	1	(55,100)	1,671
Low Sulphur Gasoil G Futures	Oct-19	1	(56,225)	(1,700)
Low Sulphur Gasoil G Futures	Nov-19	1	(55,950)	(1,325)
MSCI EAFE Index Futures	Sep-19	1	(92,195)	(1,065)
MSCI Emerging Markets Index Futures	Sep-19	2	(98,400)	(1,250)
Natural Gas Futures	Oct-19	24	(548,400)	(29,920)
Natural Gas Futures	Nov-19	2	(46,500)	(2,000)
Nikkei 225 (Singapore Exchange)	Sep-19	5	(486,422)	(4,283)
NY Harbor Ultra-Low Sulfur Diesel Futures	Oct-19	5	(385,833)	22,210
NZD Currency Futures	Sep-19	21	(1,323,210)	60,530
Russell 2000 E-Mini	Sep-19	1	(74,710)	(1,655)
Soybean Futures	Nov-19	9	(391,050)	6,138
Soybean Meal Futures	Dec-19	2	(59,060)	3,290
Sugar No. 11 (World)	Mar-20	25	(342,440)	16,016
Sugar No. 11 (World)	May-20	2	(27,731)	(67)
Sugar No. 11 (World)	Oct-19	30	(374,304)	19,186
Topix Index Futures	Sep-19	1	(142,138)	(4,471)
Wheat (Chicago Board of Trade)	Dec-19	20	(462,500)	19,175
Wheat (Chicago Board of Trade)	Mar-20	1	(23,500)	600
WTI Crude Futures	Oct-19	5	(275,500)	(1,300)
				$476,077
Total Futures Contracts				$1,248,358

The accompanying notes are an integral part of the consolidated financial statements.
12

Abbey Capital Multi Asset Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2019

Forward foreign currency contracts outstanding as of August 31, 2019 were as follows:

Currency Purchased		Currency Sold		Expiration Date	Counterparty	Unrealized Appreciation/ (Depreciation)
AUD	653,232	USD	439,364	Sep 03 2019	SOCIETE GENERALE	$615
BRL	801,875	USD	207,914	Sep 18 2019	SOCIETE GENERALE	(14,514)
CAD	2,143,039	USD	1,611,171	Sep 03 2019	SOCIETE GENERALE	(1,457)
CAD	2,143,039	USD	1,607,828	Sep 04 2019	SOCIETE GENERALE	1,910
CLP	385,925,260	USD	552,931	Sep 23 2019	SOCIETE GENERALE	(17,983)
CNH	2,062,117	USD	300,000	Sep 18 2019	SOCIETE GENERALE	(12,187)
COP	1,342,817,762	USD	402,714	Sep 18 2019	SOCIETE GENERALE	(12,949)
CZK	6,422,390	EUR	250,000	Sep 18 2019	SOCIETE GENERALE	(3,046)
CZK	1,299,099	EUR	50,000	Dec 18 2019	SOCIETE GENERALE	(292)
EUR	1,619,438	USD	1,777,945	Sep 03 2019	SOCIETE GENERALE	2,429
EUR	250,000	CZK	6,433,631	Sep 18 2019	SOCIETE GENERALE	2,570
EUR	400,000	HUF	130,419,201	Sep 18 2019	SOCIETE GENERALE	7,059
EUR	550,000	NOK	5,448,278	Sep 18 2019	SOCIETE GENERALE	7,166
EUR	300,000	PLN	1,290,122	Sep 18 2019	SOCIETE GENERALE	6,017
EUR	1,200,000	SEK	12,827,168	Sep 18 2019	SOCIETE GENERALE	12,188
EUR	100,000	HUF	32,861,000	Dec 18 2019	SOCIETE GENERALE	1,108
EUR	200,000	NOK	2,002,876	Dec 18 2019	SOCIETE GENERALE	1,464
GBP	2,338,561	USD	2,840,650	Sep 03 2019	SOCIETE GENERALE	5,388
HUF	130,091,616	EUR	400,000	Sep 18 2019	SOCIETE GENERALE	(8,148)
ILS	351,936	USD	100,000	Sep 18 2019	SOCIETE GENERALE	(319)
INR	31,662,951	USD	450,295	Sep 18 2019	SOCIETE GENERALE	(7,790)
INR	3,643,484	USD	50,000	Dec 18 2019	SOCIETE GENERALE	377
JPY	222,847,150	USD	2,102,332	Sep 03 2019	SOCIETE GENERALE	(4,091)
JPY	222,847,150	USD	2,096,290	Sep 05 2019	SOCIETE GENERALE	2,231
KRW	533,703,020	USD	450,877	Sep 18 2019	SOCIETE GENERALE	(10,032)
NOK	5,369,830	EUR	550,000	Sep 18 2019	SOCIETE GENERALE	(15,779)
PHP	18,324,417	USD	350,000	Sep 18 2019	SOCIETE GENERALE	1,649
PHP	2,625,737	USD	50,000	Dec 18 2019	SOCIETE GENERALE	170
PLN	1,289,715	EUR	300,000	Sep 18 2019	SOCIETE GENERALE	(6,120)
RUB	26,232,501	USD	400,000	Sep 18 2019	SOCIETE GENERALE	(7,776)
SEK	9,508,246	EUR	900,000	Sep 18 2019	SOCIETE GENERALE	(20,580)
SGD	342,378	USD	250,000	Sep 18 2019	SOCIETE GENERALE	(3,233)
THB	7,738,230	USD	250,000	Sep 18 2019	SOCIETE GENERALE	3,242
THB	3,059,984	USD	100,000	Dec 18 2019	SOCIETE GENERALE	354
TRY	604,424	USD	100,000	Sep 18 2019	SOCIETE GENERALE	2,929
TRY	605,658	USD	100,000	Dec 18 2019	SOCIETE GENERALE	(282)
TWD	10,950,725	USD	352,423	Sep 18 2019	SOCIETE GENERALE	(3,408)
USD	440,271	AUD	653,232	Sep 03 2019	SOCIETE GENERALE	292
USD	439,392	AUD	653,232	Sep 05 2019	SOCIETE GENERALE	(616)
USD	200,000	BRL	801,875	Sep 18 2019	SOCIETE GENERALE	6,601
USD	50,000	BRL	207,477	Dec 18 2019	SOCIETE GENERALE	301
USD	1,607,802	CAD	2,143,039	Sep 03 2019	SOCIETE GENERALE	(1,912)
USD	550,000	CLP	385,925,260	Sep 23 2019	SOCIETE GENERALE	15,052
USD	150,000	CLP	108,294,975	Dec 18 2019	SOCIETE GENERALE	(331)
USD	400,000	CNH	2,772,990	Sep 18 2019	SOCIETE GENERALE	12,970
USD	400,000	COP	1,342,817,763	Sep 18 2019	SOCIETE GENERALE	10,235
USD	100,000	COP	346,812,850	Dec 18 2019	SOCIETE GENERALE	(91)
USD	1,795,042	EUR	1,619,438	Sep 03 2019	SOCIETE GENERALE	14,668
USD	1,732,758	EUR	1,578,305	Sep 05 2019	SOCIETE GENERALE	(2,657)

The accompanying notes are an integral part of the consolidated financial statements.
13

Abbey Capital Multi Asset Fund

Consolidated Portfolio of Investments (Concluded)

August 31, 2019

Currency Purchased		Currency Sold		Expiration Date	Counterparty	Unrealized Appreciation/ (Depreciation)
USD	2,858,657	GBP	2,338,561	Sep 03 2019	SOCIETE GENERALE	$12,619
USD	2,840,870	GBP	2,338,561	Sep 05 2019	SOCIETE GENERALE	(5,411)
USD	450,000	INR	31,662,951	Sep 18 2019	SOCIETE GENERALE	7,494
USD	50,000	INR	3,644,616	Dec 18 2019	SOCIETE GENERALE	(392)
USD	2,096,004	JPY	222,847,150	Sep 03 2019	SOCIETE GENERALE	(2,237)
USD	450,000	KRW	533,703,020	Sep 18 2019	SOCIETE GENERALE	9,155
USD	100,000	KRW	121,007,630	Dec 18 2019	SOCIETE GENERALE	(241)
USD	352,896	PHP	18,324,417	Sep 18 2019	SOCIETE GENERALE	1,248
USD	350,000	RUB	23,096,916	Sep 18 2019	SOCIETE GENERALE	4,659
USD	250,000	SGD	343,818	Sep 18 2019	SOCIETE GENERALE	2,195
USD	100,000	SGD	138,110	Dec 18 2019	SOCIETE GENERALE	354
USD	250,000	THB	7,681,516	Sep 18 2019	SOCIETE GENERALE	(1,387)
USD	100,000	TRY	585,802	Sep 18 2019	SOCIETE GENERALE	242
USD	350,000	TWD	10,950,725	Sep 18 2019	SOCIETE GENERALE	985
USD	100,000	TWD	3,114,777	Dec 18 2019	SOCIETE GENERALE	237
USD	350,000	ZAR	5,133,686	Sep 18 2019	SOCIETE GENERALE	12,422
ZAR	4,313,275	USD	300,000	Sep 18 2019	SOCIETE GENERALE	(16,370)
Total Forward Foreign Currency Contracts						$(11,036)

AUD	Australian Dollar	KRW	Korean Won
BRL	Brazilian Real	LME	London Mercantile Exchange
CAD	Canadian Dollar	MIB	Milano Indice di Borsa
CHF	Swiss Franc	MXN	Mexican Peso
CLP	Chilean Peso	NOK	Norwegian Krone
CNH	Chinese Yuan Renminbi	NZD	New Zealand Dollar
COP	Colombian Peso	OMX	Stockholm Stock Exchange
CZK	Czech Koruna	PHP	Philippine Peso
DAX	Deutscher Aktienindex	PLN	Polish Zloty
DJIA	Dow Jones Industrial Average	RBOB	Reformulated Blendstock for Oxygenate Blending
EUR	Euro	RUB	Russian Ruble
FTSE	Financial Times Stock Exchange	SEK	Swedish Krona
GBP	British Pound	SGD	Singapore Dollar
HUF	Hungarian Forint	THB	Thai Baht
ILS	Israeli New Shekel	TRY	Turkish Lira
INR	Indian Rupee	TWD	Taiwan Dollar
JPY	Japanese Yen	USD	United States Dollar
		WTI	West Texas Intermediate
		ZAR	South African Rand

The accompanying notes are an integral part of the consolidated financial statements.
14

Abbey Capital Multi Asset Fund

Consolidated Statement of Assets And Liabilities

August 31, 2019

ASSETS
Investments, at value (cost $23,089,134)	$23,100,362
Cash	213,649
Foreign currency deposits with broker for futures contracts (cost $502,932)	499,324
Deposits with broker for forward foreign currency contracts	269,255
Deposits with broker for futures contracts	2,972,050
Receivables for:
Capital shares sold	20,000
Unrealized appreciation on forward foreign currency contracts	170,595
Unrealized appreciation on futures contracts	1,903,612
Prepaid expenses and other assets	12,209
Total assets	29,161,056

LIABILITIES
Payables for:
Advisory fees	15,646
Administration and accounting services fees	951
Unrealized depreciation on forward foreign currency contracts	181,631
Unrealized depreciation on futures contracts	655,254
Other accrued expenses and liabilities	65,690
Total liabilities	919,172
Net assets	$28,241,884

NET ASSETS CONSIST OF:
Par value	$2,581
Paid-in capital	27,656,224
Total distributable earnings/(losses)	583,079
Net assets	$28,241,884

CLASS I SHARES:
Net assets	$28,241,884
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	2,581,379
Net asset value, offering and redemption price per share	$10.94

The accompanying notes are an integral part of the consolidated financial statements.
15

Abbey Capital Multi Asset Fund

Consolidated Statement of Operations

For the Year Ended August 31, 2019

INVESTMENT INCOME
Interest	$450,877
Total investment income	450,877
EXPENSES
Advisory fees (Note 2)	390,294
Audit and tax service fees	50,197
Administration and accounting services fees (Note 2)	34,157
Registration and filing fees	11,522
Director fees	10,383
Custodian fees (Note 2)	1,758
Transfer agent fees (Note 2)	1,312
Legal fees	647
Officer fees	439
Other expenses	775
Total expenses before waivers and/or reimbursements	501,484
Less: waivers and/or reimbursements (Note 2)	(106,779)
Net expenses after waivers and/or reimbursements	394,705
Net investment income/(loss)	56,172
NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from:
Investments	2,883
Futures contracts	2,763,832
Foreign currency transactions	(28,168)
Forward foreign currency contracts	(70,771)
Net change in unrealized appreciation/(depreciation) on:
Investments	10,275
Futures contracts	338,843
Foreign currency translations	(3,293)
Forward foreign currency contracts	(49,826)
Net realized and unrealized gain/(loss) from investments	2,963,775
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,019,947

The accompanying notes are an integral part of the consolidated financial statements.
16

Abbey Capital Multi Asset Fund

Consolidated Statements of Changes in Net Assets

	For the Year Ended August 31, 2019	For the Period Ended August 31, 2018*(1)
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$56,172	$(20,104)
Net realized gain/(loss) from investments, futures contracts, foreign currency transactions and forward foreign currency contracts	2,667,776	380,916
Net change in unrealized appreciation/(depreciation) on investments, futures contracts, foreign currency translations and forward foreign currency contracts	295,999	948,943
Net increase/(decrease) in net assets resulting from operations	3,019,947	1,309,755
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Total distributable earnings	(1,736,107)	—
Net decrease in net assets from dividends and distributions to shareholders	(1,736,107)	—
CAPITAL SHARE TRANSACTIONS:
Class I Shares
Proceeds from shares sold	3,807,213	20,298,269
Proceeds from reinvestment of distributions	1,699,774	—
Shares redeemed	(156,967)	—
Total from Class I Shares	5,350,020	20,298,269
Net increase/(decrease) in net assets from capital share transactions	5,350,020	20,298,269
Total increase/(decrease) in net assets	6,633,860	21,608,024
NET ASSETS:
Beginning of period	21,608,024	—
End of period	$28,241,884	$21,608,024
SHARE TRANSACTIONS:
Class I Shares
Shares sold	378,195	2,029,596
Shares reinvested	191,201	—
Shares redeemed	(17,613)	—
Total Class I Shares	551,783	2,029,596
Net increase/(decrease) in shares outstanding	551,783	2,029,596

*	Inception date of the Fund was April 11, 2018.

(1)

The following information was previously reported in the August 31, 2018 financial statements. See Note 6 for more details on the Securities and Exchange Commission’s (“SEC”) Final Rule on Disclosure Update and Simplificaton. Accumulated net investment income/(loss) as of August 31, 2018 was $(39,231).

The accompanying notes are an integral part of the consolidated financial statements.
17

Abbey Capital Multi Asset Fund

Consolidated Financial Highlights

Contained below is per share operating performance data for Class I Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the consolidated financial statements.

	For the Year Ended August 31, 2019	For the Period Ended August 31, 2018(1)
Per Share Operating Performance
Net asset value, beginning of period	$10.65	$10.00
Net investment income/(loss)(2)	0.02	(0.01)
Net realized and unrealized gain/(loss) from investments	1.09	0.66
Net increase/(decrease) in net assets resulting from operations	1.11	0.65
Dividends and distributions to shareholders from:
Net investment income	(0.36)	—
Net realized capital gains	(0.46)	—
Total dividends and distributions to shareholders	(0.82)	—
Net asset value, end of period	$10.94	$10.65
Total investment return/(loss)(3)	12.20%	6.50	%(4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$28,242	$21,608
Ratio of expenses to average net assets with waivers and/or reimbursements(6)	1.79%	1.79	%(5)
Ratio of expenses to average net assets without waivers and/or reimbursements(6)	2.27%	2.84	%(5)
Ratio of net investment income/(loss) to average net assets	0.25%	(0.25	)%(5)
Portfolio turnover rate	0%	0	%(4)

(1)	Inception date of Class I Shares of the Fund was April 11, 2018.
(2)	Calculated based on average shares outstanding for the period.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of the period reported and includes reinvestments of dividends and distributions, if any.

(4)	Not annualized.
(5)	Annualized.
(6)

The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired Fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes)to 1.79% of the Fund’s average daily net assets attributable to Class I Shares.

The accompanying notes are an integral part of the consolidated financial statements.
18

Abbey Capital Multi Asset Fund

Notes To Consolidated Financial Statements

August 31, 2019

1. Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has thirty-three separate investment portfolios, including the Abbey Capital Multi Asset Fund (the “Fund”), which commenced investment operations on April 11, 2018. The Fund is authorized to offer three classes of shares, Class A Shares, Class I Shares and Class C Shares. Class A Shares will be sold subject to a front-end maximum sales charge of 5.75%. Front-end sales charges may be reduced or waived under certain circumstances. Class A Shares and Class C Shares have not yet commenced operations as of the end of the reporting period.

RBB has authorized capital of one hundred billion shares of common stock of which 87.423 billion shares are currently classified into one hundred and eighty-five classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The Fund seeks to achieve its investment objective by allocating its assets between a “Managed Futures” strategy, a “Long U.S. Equity” strategy and a “Fixed Income” strategy.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.”

The end of the reporting period for the Fund is August 31, 2019, and the period covered by these Notes to Consolidated Financial Statements is the fiscal period ended August 31, 2019 (the “current fiscal period”).

Consolidation of Subsidiary — The Managed Futures strategy will be achieved by the Fund investing up to 25% of its total assets in Abbey Capital Multi Asset Offshore Fund Limited (the “Subsidiary”), a wholly-owned and controlled subsidiary of the Fund organized under the laws of the Cayman Islands. The consolidated financial statements of the Fund include the financial statements of the Subsidiary. The Fund consolidates the results of subsidiaries in which the Fund holds a controlling financial interest. All inter-company accounts and transactions have been eliminated. As of the end of the reporting period, the net assets of the Subsidiary were $6,064,622, which represented 21.47% of the Fund’s net assets.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Forward exchange contracts are valued by interpolating between spot and forward currency rates as quoted by an independent pricing service. Futures contracts are generally valued using the settlement price determined by the relevant exchange. If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuation techniques used to measure the fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

● Level 1 –	Prices are determined using quoted prices in active markets for identical securities.

● Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

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Abbey Capital Multi Asset Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2019

● Level 3 –	Prices are determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Fund’s investments carried at fair value:

	Total	Level 1	Level 2	Level 3
Short-Term Investments	$23,100,362	$23,100,362	$—	$—
Commodity Contracts
Futures Contracts	928,176	928,176	—	—
Equity Contracts
Futures Contracts	53,831	53,831	—	—
Foreign Currency Contracts
Forward Foreign Currency Contracts	170,595	—	170,595	—
Futures Contracts	407,226	407,226	—	—
Interest Rate Contracts
Futures Contracts	514,379	514,379	—	—
Total Assets	$25,174,569	$25,003,974	$170,595	$—

	Total	Level 1	Level 2	Level 3
Commodity Contracts
Futures Contracts	$(535,991)	$(535,991)	$—	$—
Equity Contracts
Futures Contracts	(107,844)	(107,844)	—	—
Foreign Currency Contracts
Forward Foreign Currency Contracts	(181,631)	—	(181,631)	—
Futures Contracts	(10,958)	(10,958)	—	—
Interest Rate Contracts
Futures Contracts	(461)	(461)	—	—
Total Liabilities	$(836,885)	$(655,254)	$(181,631)	$—

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end

20

Abbey Capital Multi Asset Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2019

of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for Level 3 transfers are disclosed if the Fund had an amount of total Level 3 transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Fund had no Level 3 transfers.

Disclosures about Derivative instruments and Hedging Activities — Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that the Fund used during the period include forward foreign currency contracts and futures contracts.

During the current fiscal period, the Fund used long and short contracts on U.S. and foreign equity market indices, U.S. and foreign government bonds, foreign currencies, interest rates and commodities (through investment in the Subsidiary), to gain investment exposure in accordance with its investment objective.

The following tables provide quantitative disclosures about fair value amounts of, and gains and losses on, the Fund’s derivative instruments as of and for the current fiscal period.

The following tables list the fair values of the Fund’s derivative holdings and location on the Consolidated Statement of Assets and Liabilities as of the end of the reporting period, grouped by contract type and risk exposure category.

Derivative Type	Consolidated Statement of Assets and Liabilities Location	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts	Commodity Contracts	Total
Asset Derivatives
Forward Contracts (a)	Unrealized appreciation on forward foreign currency contracts	$—	$—	$170,595	$—	$170,595
Futures Contracts (a)	Unrealized appreciation on futures contracts	53,831	514,379	407,226	928,176	1,903,612
Total Value-Assets		$53,831	$514,379	$577,821	$928,176	$2,074,207
Liability Derivatives
Forward Contracts (a)	Unrealized depreciation on forward foreign currency contracts	$—	$—	$(181,631)	$—	$(181,631)
Futures Contracts (a)	Unrealized depreciation on futures contracts	(107,844)	(461)	(10,958)	(535,991)	(655,254)
Total Value-Liabilities		$(107,844)	$(461)	$(192,589)	$(535,991)	$(836,885)

(a)	This amount represents the cumulative appreciation/(depreciation) of forwards and futures contracts as reported on the Consolidated Portfolio of Investments.

21

Abbey Capital Multi Asset Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2019

The following table lists the amounts of realized gains/(losses) included in net increase/(decrease) in net assets resulting from operations during the current fiscal period, grouped by contract type and risk exposure.

Derivative Type	Consolidated Statement of Operations Location	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts	Commodity Contracts	Total
Realized Gain/(Loss)
Futures Contracts	Net realized gain/(loss) from futures contracts	$(620,467)	$3,484,742	$288,493	$(388,936)	$2,763,832
Forward Contracts	Net realized gain/(loss) from forward foreign currency contracts	—	—	(70,771)	—	(70,771)
Total Realized Gain/(Loss)		$(620,467)	$3,484,742	$217,722	$(388,936)	$2,693,061

The following table lists the amounts of change in unrealized appreciation/(depreciation) included in net increase/(decrease) in net assets resulting from operations during the current fiscal period, grouped by contract type and risk exposure.

Derivative Type	Consolidated Statement of Operations Location	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts	Commodity Contracts	Total
Change in Unrealized Appreciation/(Depreciation)
Futures Contracts	Net change in unrealized appreciation/(depreciation) on futures contracts	$(696,429)	$469,688	$289,893	$275,691	$338,843
Forward Contracts	Net change in unrealized appreciation/(depreciation) on forward foreign currency contracts	—	—	(49,826)	—	(49,826)
Total Change in Unrealized Appreciation/(Depreciation)		$(696,429)	$469,688	$240,067	$275,691	$289,017

During the current fiscal period, the Fund’s quarterly average volume of derivatives was as follows:

Long Futures Notional Amount	Short Futures Notional Amount	Forward Foreign Currency Contracts — Payable (Value at Trade Date)	Forward Foreign Currency Contracts — Receivable (Value at Trade Date)
$152,574,514	$(38,740,513)	$(48,767,450)	$48,754,208

For financial reporting purposes, the Fund does not offset fair value amounts recognized for derivative instruments and fair value amounts recognized for the right to reclaim cash collateral (receivables) or the obligation to return cash collateral (payables) arising from derivative instruments recognized at fair value executed with the same counterparty under a master netting arrangement.

22

Abbey Capital Multi Asset Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2019

The following is a summary of financial and derivative instruments that are subject to enforceable master netting agreements (or similar arrangements) and collateral received and pledged in connection with the master netting agreements (or similar arrangements).

		Gross Amount Not Offset in Consolidated Statement of Assets and Liabilities				Gross Amount Not Offset in Consolidated Statement of Assets and Liabilities
Description	Gross Amount Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount(1)	Gross Amount Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged(2)	Net Amount(3)
	Assets				Liabilities
Forward Foreign Currency Contracts	$170,595	$(170,595)	$—	$—	$181,631	$(170,595)	$(11,036)	$—

(1)	Net amount represents the net amount receivable from the counterparty in the event of default.

(2)	Actual collateral pledged may be more than the amount shown.

(3)	Net amount represents the net amount payable to the counterparty in the event of default.

Use of Estimates — The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

Investment Transactions, Investment Income and Expenses — The Fund records security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income (including amortization of premiums and accretion of discounts) is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund’s investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred on behalf of a specific class, fund or fund family of the Company are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

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Abbey Capital Multi Asset Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2019

For tax purposes, the Subsidiary is an exempted Cayman Islands investment company. The Subsidiary has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation and as such is not subject to U.S. income tax.

Foreign Currency Translation — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investments in the Consolidated Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Consolidated Statement of Operations.

Currency Risk —Investment in foreign securities involves currency risk associated with securities that trade or are denominated in currencies other than the U.S. dollar and which may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency may cause the U.S. dollar value of an investment in that country to decline. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls. Forward foreign currency exchange contracts may limit potential gains from a favorable change in value between the U.S. dollar and foreign currencies. Unanticipated changes in currency pricing may result in poorer overall performance for the Fund than if it had not engaged in these contracts.

Commodity Sector Risk — Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The commodity-linked securities in which the Fund invests may be issued by companies in the financial services sector, and events affecting the financial services sector may cause the Fund’s share value to fluctuate.

Foreign Securities Market Risk — A substantial portion of the trades of the Fund are expected to take place on markets or exchanges outside the United States. There is no limit to the amount of assets of the Fund that may be committed to trading on foreign markets. The risk of loss in trading foreign futures and options on futures contracts can be substantial. Participation in foreign futures and options on futures contracts involves the execution and clearing of trades on, or subject to the rules of, a foreign board of trade or exchange. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

Counterparty Risk — The derivative contracts entered into by the Fund or its Subsidiary may be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease.

24

Abbey Capital Multi Asset Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2019

Credit Risk — Credit risk refers to the possibility that the issuer of the security or a counterparty in respect of a derivative instrument will not be able to satisfy its payment obligations to the Fund when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value or default. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes.

Futures Contracts — The Fund uses futures contracts in the normal course of pursuing its investment objective. Upon entering into a futures contract, the Fund must deposit initial margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets. Pursuant to the futures contract, the Fund agrees to receive from, or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such a receipt of payment is known as “variation margin” and is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contract. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. Use of long futures contracts subjects the Fund to risk of loss in excess of the amount shown on the Consolidated Statement of Assets and Liabilities, up to the notional value of the futures contract. Use of short futures contracts subjects the Fund to unlimited risk of loss.

Forward Foreign Currency Contracts — In the normal course of pursuing its investment objectives, the Fund is subject to foreign investment and currency risk. The Fund uses forward foreign currency contracts (“forward contracts”) for purposes of hedging, duration management, as a substitute for securities, to increase returns, for currency hedging or risk management, or to otherwise help achieve the Fund’s investment objective. These contracts are marked-to-market daily at the applicable translation rates. The Fund records realized gains or losses at the time the forward contract is closed. A forward contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. Risks may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies. The Fund’s maximum risk of loss from counterparty credit risk related to forward foreign currency contracts is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between the Fund and the counterparty is in place and to the extent the Fund obtains collateral to cover the Fund’s exposure to the counterparty.

Cash and Cash Equivalents — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, the Fund expects the risk of material loss from such claims to be remote.

2. Investment Adviser and Other Services

Abbey Capital Limited (“Abbey Capital” or the “Adviser”) serves as the investment adviser to the Fund and its Subsidiary. The Adviser allocates the assets of the Subsidiary to one or more Trading Advisers unaffiliated with the Adviser to manage. The Adviser also has the ultimate responsibility to oversee the Trading Advisers, and to recommend their hiring, termination and replacement, subject to approval by the Board. The Fund compensates the Adviser for its services at an annual rate based on the Fund’s average daily net assets (the “Advisory Fee”), payable on a monthly basis in arrears, as shown in the following table. The Adviser compensates the Trading Advisers out of the Advisory Fee.

25

Abbey Capital Multi Asset Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2019

The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding certain items discussed below) to the rates (“Expense Caps”) shown in the following table of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed the Expense Caps as applicable: acquired fund fees and expenses, brokerage commissions, extraordinary expenses, interest and taxes. This contractual limitation is in effect until December 31, 2020 and may not be terminated without the approval of the Board. The Adviser may discontinue these arrangements at any time after December 31, 2020.

Advisory Fee	Expense Caps
	Class A	Class I	Class C
1.77%	2.04%	1.79%	2.79%

During the current fiscal period, investment advisory fees accrued, waived and/or reimbursed were as follows:

Gross Advisory Fees	Waivers and/or Reimbursements	Net Advisory Fees
$390,294	$(106,779)	$283,515

If at any time the Fund’s total annual fund operating expenses (not including acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) for a year are less than the relevant share class’s Expense Cap, the Adviser may recoup any waived or reimbursed amounts from the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

As of the end of the reporting period, the Fund had amounts available for recoupment as follows:

Expiration
August 31, 2021	August 31, 2022	Total
$84,306	$106,779	$191,085

Aspect Capital Limited, Eclipse Capital Management, Inc., Revolution Capital Management, LLC, Tudor Investment Corporation and Welton Investment Partners, LLC each served as a Trading Adviser to the Fund during the period.

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as administrator for the Fund. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Fund’s transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Quasar Distributors, LLC (the “Distributor”) serves as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with RBB.

For compensation amounts paid to Fund Services and the Custodian, please refer to the Consolidated Statement of Operations.

26

Abbey Capital Multi Asset Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2019

The Board has adopted a Plan of Distribution for the Class A Shares and Class C Shares (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund’s distributor is entitled to receive from the Fund a distribution fee with respect to the Shares, which is accrued daily and paid monthly, of up to 0.25% on an annualized basis of the average daily net assets of the Class A Shares and up to 1.00% of the Class C Shares. The actual amount of such compensation under the Plan is agreed upon by the Board and by the Distributor. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Amounts paid to the Distributor under the Plan may be used by the Distributor to cover expenses that are related to (i) the sale of the Shares, (ii) ongoing servicing and/or maintenance of the accounts of shareholders, and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Shares, all as set forth in the Fund’s 12b-1 Plan.

3. Director And Officer Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. Employees of Vigilant Compliance, LLC serve as President, Chief Compliance Officer and Assistant Treasurer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. An employee of RBB serves as Treasurer and Secretary and is compensated for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Fund or the Company. For Director and Officer compensation amounts, please refer to the Consolidated Statement of Operations.

4. Purchases and Sales of Investment Securities

During the current fiscal period, there were no purchases or sales of investment securities or long-term U.S. Government securities (excluding short-term investments and derivative transactions) by the Fund.

5. Federal Income Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the consolidated financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2019, the federal tax cost and aggregate gross unrealized appreciation and depreciation of investments held by the Fund were as follows(a):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$27,846,293	$10,171	$(695,866)	$(685,695)

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying consolidated financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

(a)

The difference between the book basis and tax basis cost and aggregate gross unrealized appreciation and depreciation of investments is attributable primarily to timing differences related to taxable income from a wholly-owned controlled foreign corporation.

27

Abbey Capital Multi Asset Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2019

Permanent differences as of August 31, 2019, primarily attributable to disallowed book income from the Subsidiary were reclassified to the following accounts:

Distributable Earnings/(Loss)	Paid-In Capital
$(2,164,378)	$2,164,378

As of August 31, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards	Qualified Late-Year Losses	Other Temporary Differences
$2,523,473	$78,953	$(2,019,347)	$—	$—	$—

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains of the Subsidiary for federal income tax purposes.

The tax character of dividends and distributions paid during the fiscal years ended August 31, 2019 and August 31, 2018, were as follows:

	Ordinary Income	Long-Term Gains	Total
2019	$1,151,783	$584,324	$1,736,107
2018	$—	$—	$—

6. New Accounting Pronouncements AND REGULATORY UPDATES

In August 2018, FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all affected entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An affected entity is permitted to adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of additional disclosures, which are required for public companies only, until their effective date. Management evaluated the impact of these changes on the Fund’s financial statements and has elected to early adopt the removed and modified disclosures effective February 28, 2019. The impact of adoption was limited to changes in the financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy. Management is still evaluating the impact of the additional disclosure requirements.

In August 2018, the SEC released its Final Rule on Disclosure Update and Simplification, which amends certain disclosure requirements effective for filings subsequent to November 5, 2018. As of February 28, 2019, management has adopted this amendment. The amendment requires presentation of the total, rather than the components, of distributable earnings on the Consolidated Statement of Assets and Liabilities. The amendment also requires presentation of the total distributions, rather than the components thereof, on the Consolidated Statements of Changes in Net Assets and removes the requirement for disclosure of accumulated net investment income/(loss) on a book basis. These changes generally simplify amendments facilitate compliance of the disclosure of information without significantly altering the information provided to investors.

28

Abbey Capital Multi Asset Fund

Notes To Consolidated Financial Statements (Concluded)

August 31, 2019

7. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued and has determined that there were no significant events requiring recognition or disclosure in the consolidated financial statements.

29

Abbey Capital Multi Asset Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The RBB Fund, Inc. and
Shareholders of Abbey Capital Multi Asset Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Abbey Capital Multi Asset Fund (the “Fund”) (one of the portfolios constituting The RBB Fund, Inc. (the “Company”)), including the consolidated portfolio of investments, as of August 31, 2019, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets and the consolidated financial highlights for the year ended August 31, 2019 and for the period April 11, 2018 (commencement of operations) to August 31, 2018 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the portfolios constituting The RBB Fund, Inc.) at August 31, 2019, the consolidated results of its operations for the year then ended, and the consolidated changes in its net assets and its consolidated financial highlights for the year ended August 31, 2019 and for the period April 11, 2018 (commencement of operations) to August 31, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Abbey Capital investment companies since 2014.

Philadelphia, Pennsylvania
October 30, 2019

30

Abbey Capital Multi Asset Fund

Shareholder Tax Information

(Unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended August 31, 2019. The information and distribution reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2019. During the fiscal year ended August 31, 2019, the Fund paid no ordinary income dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the Fund is 33.82%.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2019. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2020.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

31

Abbey Capital Multi Asset Fund

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling (844) 261-6484 and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q (or as an exhibit to its reports on Form N-Q’s successor, Form N-PORT). The Company’s Form N-Q is available on the SEC website at http://www.sec.gov.

Approval of Investment Advisory Agreement

As required by the Investment Company Act of 1940, as amended (the “1940 Act”), the Board of Directors (the “Board”) of the Company, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of (1) the investment advisory agreement between Abbey Capital and the Company on behalf of the Fund (the “Investment Advisory Agreement”), (2) the investment advisory agreement between Abbey Capital and Abbey Capital Multi Asset Offshore Fund Limited (“ACMAF”) (together with the Investment Advisory Agreement, the “Advisory Agreements”), and (3) the trading advisory agreements among Abbey Capital, ACMAF and Aspect Capital Limited, Eclipse Capital Management, Inc., Revolution Capital Management, LLC, Tudor Investment Corporation and Welton Investment Partners LLC (each, a “Trading Adviser”)(the “Trading Advisory Agreements”), at a meeting of the Board held on May 15-16, 2019 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Advisory Agreements and the Trading Advisory Agreements for an additional one-year term ending August 16, 2020. The Board’s decision to approve the Advisory Agreements and the Trading Advisory Agreements reflects the exercise of its business judgment to continue the existing arrangement. In approving the Advisory Agreements and the Trading Advisory Agreements, the Board considered information provided by Abbey Capital and each of the Trading Advisers with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal of the Investment Advisory Agreement between the Company and Abbey Capital, the approval of the investment advisory agreement between Abbey Capital and ACMAF, and the approval of the Trading Advisory Agreements with respect to the Fund, the Directors took into account all materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of services provided to the Fund by Abbey Capital and each Trading Adviser; (ii) descriptions of the experience and qualifications of the personnel providing those services; (iii) Abbey Capital’s and the Trading Advisers’ investment philosophies and processes; (iv) Abbey Capital’s and the Trading Advisers’ assets under management and client descriptions; (v) Abbey Capital’s and the Trading Advisers’ soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Abbey Capital’s and the Trading Advisers’ advisory fee arrangements with the Company and other similarly managed clients, as applicable; (vii) Abbey Capital’s and the Trading Advisers’ compliance procedures; (viii) Abbey Capital’s and the Trading Advisers’ financial information and insurance coverage; (ix) the extent to which economies of scale are relevant to the Fund; (x) a report prepared by Broadridge/Lipper comparing the Fund’s management fees and total expense ratio to those of its Lipper Group and comparing the performance of the Fund to the performance of its Lipper Group; and (xi) a report comparing the performance of the Fund to the performance of its benchmark.

As part of their review, the Directors considered the nature, extent and quality of the services provided by Abbey Capital and each Trading Adviser. The Directors concluded that Abbey Capital and each Trading Adviser had substantial resources to provide services to the Fund and ACMAF, as applicable.

32

Abbey Capital Multi Asset Fund

Other Information (Concluded)

(Unaudited)

The Directors also considered the investment performance of the Fund, noting that the Fund had underperformed its benchmark for the year-to-date and since-inception periods ended March 31, 2019. The Directors considered the Fund’s investment performance in light of its investment objective and investment strategies. The Directors noted that the Fund ranked in the 3rd quintile within its Lipper Performance Group for the since-inception period ended December 31, 2018 and ranked in the 4th quintile within its Lipper Performance Universe for the since-inception period ended December 31, 2018.

The Board also considered the advisory fee rate payable by the Fund under the Investment Advisory Agreement. In this regard, information on the fees paid by the Fund and the Fund’s total operating expense ratio (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that the Fund’s actual advisor fee ranked in the 3rd quintile of its Lipper Expense Group and ranked in the 1st quintile of its Lipper Expense Universe, and that the total expenses of the Fund ranked in the 1st quintile of both its Lipper Expense Group and Lipper Expense Universe. The Directors also considered the fees payable to each Trading Adviser under the Trading Advisory Agreements and the information provided by Abbey Capital on the services provided by the different Trading Advisers. In this regard, the Directors noted that the fees for each Trading Adviser were payable by Abbey Capital. The Directors noted that Abbey Capital had contractually agreed to waive management fees and reimburse expenses through at least December 31, 2019 to limit total annual operating expenses to agreed upon levels for the Fund.

After reviewing the information regarding Abbey Capital’s and the Trading Advisers’ costs, profitability and economies of scale, and after considering the services to be provided by Abbey Capital and each Trading Adviser, the Directors concluded that the investment advisory fees to be paid by the Fund to Abbey Capital and the trading advisory fees to be paid by Abbey Capital to each Trading Adviser were fair and reasonable and that the Advisory Agreements and Trading Advisory Agreements should be approved and continued for an additional one-year period ending August 16, 2020.

33

Abbey Capital Multi Asset Fund

Company Management

(Unaudited)

Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (844) 261-6484.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Independent Directors
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 86	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	33	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 615 East Michigan Street Milwaukee, WI 53202 Age: 80	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since 2004, Director of Cornerstone Bank.	33	None
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 52	Director	2012 to present	Since 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	33

Emtec, Inc.; FS Investment Corporation (business development company) (until December 2018); FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios)(registered investment company).

Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 76	Director	2006 to present	Since 1997, Consultant, financial services organizations.	33

IntriCon Corporation (biomedical device manufacturer); Kalmar Pooled Investment Trust (registered investment company) (until September 2017); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance).

Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 71	Chairman Director	2005 to present 1991 to present	From 2006-2016, Co-Founder and Chief Executive Officer, Lifebooker, LLC (online beauty and health appointment booking service).	33	Independent Trustee of EIP Investment Trust (registered investment company).

34

Abbey Capital Multi Asset Fund

Company Management (Continued)

(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 59	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm); from 1983-2014, Chief Executive Officer and various positions, Pershing LLC (broker dealer, clearing and custody firm).	33

WisdomTree Investments, Inc. (asset management company) (until March 2019); Fidelity National Information Services, Inc. (financial services technology company); Ameriprise Financial, Inc. (financial services company).

Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 78	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	33	Reich and Tang Group (asset management) (until 2015).
Interested Director[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 81	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	33	None
Officers
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 56	President Chief Compliance Officer	2009 to present 2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company).	N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 58	Treasurer and Secretary	2016 to present

Since 2016, Treasurer and Secretary of The RBB Fund, Inc.; from 2005 to 2016, Assistant Treasurer of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).

				N/A	N/A
Robert Amweg Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 66	Assistant Treasurer	2016 to present

Since 2013, Compliance Director, Vigilant Compliance, LLC (investment management services company); since 2012, Consultant to the financial services industry; from 2007 to 2012, Chief Financial Officer and Chief Accounting Officer, Turner Investments, LP (registered investment company).

				N/A	N/A

35

Abbey Capital Multi Asset Fund

Company Management (Continued)

(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 36	Assistant Treasurer	2018 to present	Since 2016, Assistant Vice President, U.S. Bancorp Fund Services, LLC (fund administrative services firm); from 2007 to 2016, Supervisor, Nuveen Investments (registered investment company).	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 48	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 60	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 40	Assistant Secretary	2017 to present	Partner, Drinker Biddle & Reath LLP (law firm) (2017-Present); Drinker Biddle & Reath LLP (2006-Present).	N/A	N/A

*	Each Director oversees 33 portfolios of the Company.

1.

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

36

Abbey Capital Multi Asset Fund

Company Management (Concluded)

(Unaudited)

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the past five years. Each Director possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Straniere has been a practicing attorney for over 30 years and also serves on the boards of an asset management company and another registered investment company. Mr. Brodsky has over 40 years of senior executive level management experience in the cable television and communications industry. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Carnall has decades of senior executive-level management experience in the banking and financial services industry and also serves on the boards of various corporations and a bank. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing and investment services industry and service on securities industry and investment company boards.

37

Abbey Capital Multi Asset Fund

Privacy Notice

(Unaudited)

Abbey Capital Multi Asset Fund

FACTS	WHAT DOES THE ABBEY CAPITAL MULTI ASSET FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Abbey Capital Multi Asset Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your information	Does the Abbey Capital Multi Asset Fund share?	Can you limit this sharing?
For our everyday business purpose — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share.
For affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-844-261-6484 or go to www.abbeycapital.com

38

Abbey Capital Multi Asset Fund

Privacy Notice (Continued)

(Unaudited)

What we do
How does the Abbey Capital Multi Asset Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Abbey Capital Multi Asset Fund collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes — information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

European Union’s General Data Protection Regulation

In addition to the above information, where applicable, you have the following rights under the European Union’s General Data Protection Regulation (“GDPR”) and U.S. Privacy Laws, as applicable and to the extent permitted by law, to

● Check whether we hold personal information about you and to access such data (in accordance with our policy)

● Request the correction of personal information about you that is inaccurate

● Have a copy of the personal information we hold about you provided to you or another “controller” where technically feasible

● Request the erasure of your personal information

● Request the restriction of processing concerning you

The legal grounds for processing of your personal information is for contractual necessity and compliance with law.

If you wish to exercise any of your rights above, please call: 1-844-261-6484.
You are required to ensure the personal information we hold about you is up-to-date and accurate and you must notify us of any changes to the personal data you provided to us.

39

Abbey Capital Multi Asset Fund

Privacy Notice (Concluded)

(Unaudited)

The Abbey Capital Multi Asset Fund shall retain your personal data for as long as you are an investor in the Fund and thereafter as long as necessary to comply with applicable laws that require the Fund to retain your personal data, such as the Securities and Exchange Commission’s data retention rules. Your personal data will be transferred to the United States so that the Fund may provide the agreed upon services for you. No adequacy decision has been rendered by the European Commission as to the data protection of your personal data when transferring it to the United States. However, the Fund does take the security of your personal data seriously.

You also have the right to lodge a complaint with the appropriate regulatory authority with respect to issues you may have.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Our affiliates include Abbey Capital Multi Asset Fund’s investment adviser, Abbey Capital Limited, and each sub-adviser.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Abbey Capital Multi Asset Fund doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Abbey Capital Multi Asset Fund does not jointly market.
Controller

“Controller” means the natural or legal person, public authority, agency or other body which, alone or jointly with others, determines the purposes and means of the processing of personal data; where the purposes and means of such processing are determined by European Union or European Member State law, the controller or the specific criteria for its nomination may be provided for by European Union or European Member State law.

40

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Investment Adviser
Abbey Capital Limited
1-2 Cavendish Row
Dublin 1, Ireland

Administrator and Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

Principal Underwriter
Quasar Distributors, LLC
777 East Wisconsin Avenue, Floor 6
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Ernst & Young LLP
One Commerce Square
2005 Market Street, Suite 700
Philadelphia, PA 19103

Legal Counsel
Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

AMA-AR19

ADARA SMALLER COMPANIES FUND

of

The RBB Fund, Inc.

ANNUAL REPORT

August 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-844-261-6482.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-844-261-6482 to inform the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

ADARA SMALLER COMPANIES FUND

ANNUAL INVESTMENT ADVISER’S REPORT

AUGUST 31, 2019 (UNAUDITED)

Dear Shareholder,

The Adara Smaller Companies Fund (the “Fund”) generated a loss of 11.16% for the fiscal year ended August 31, 2019. This compared to a loss of 12.89% for the benchmark Russell 2000® Index over the same period.

Smaller stocks were disproportionately affected by the volatility that affected all equity markets during the period, as confidence was hurt by concerns about slowing economic growth and the U.S.-China trade war. Microcap stocks suffered even more than their larger peers, with the Russell Microcap® Index declining 20.53% over the 12-month period ended August 31, 2019.

The Fund has six underlying sub-advisers: microcap managers Driehaus Capital Management LLC, Granite Investment Partners, LLC and Pacific Ridge Capital Partners, LLC and small-cap managers Pier Capital LLC, River Road Asset Management, LLC and our tax-loss harvesting manager Aperio Group, LLC. During the 2019 fiscal year, returns for the underlying sub-advisers were as follows: River Road Asset Management, LLC -1.18%, Driehaus Capital Management LLC -5.12%, Pier Capital LLC -7.18%, Aperio Group, LLC -14.87%, Granite Investment Partners, LLC -18.86% and Pacific Ridge Capital Partners, LLC -20.71%.

Altair continues to believe that the small and microcap space of the market remains highly inefficient, with little analyst coverage or institutional ownership. We believe these inefficiencies provide the potential for active managers to generate meaningful outperformance over the long term.

Sincerely,
Altair Advisers LLC

Opinions expressed are those of the Investment Adviser and are subject to change, are not guaranteed and should not be considered investment advice.

Past performance does not guarantee future results.

The Russell 2000® Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000® Index, as ranked by market capitalization.

Russell Microcap® Index is a U.S. microcap stock market index measuring the performance of the smallest 1000 stocks by market cap size within the Russell 2000 Index plus the next smallest 1000 stocks.

It is not possible to invest directly in an index.

Must be preceded or accompanied by a prospectus.

1

ADARA SMALLER COMPANIES FUND

ANNUAL report
Performance Data

AUGUST 31, 2019 (UNAUDITED)

Comparison of Change in Value of $10,000 Invested in
ADARA Smaller Companies Fund vs. Russell 2000® Index

This chart assumes a hypothetical $10,000 initial investment in the Fund made on October 21, 2014 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell 2000® Index is unmanaged, and does not incur expenses and is not available for investment.

Average Annual Total Returns for the Periods Ended August 31, 2019
	One Year	Three Years	Since Inception
Adara Smaller Companies Fund	-11.16%	11.36%	9.39%*
Russell 2000® Index	-12.89%	7.89%	7.74%**

*	The Fund commenced operations on October 21, 2014.

**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling (844) 261-6482.

The Fund’s total annual Fund operating expenses, as stated in the current prospectus dated December 31, 2018, are 0.97% of average daily net assets. This ratio may differ from the actual expenses incurred by the Fund for the period covered by this report.

The Fund invests in common stocks, preferred stocks, warrants to acquire common stocks and securities convertible into common stocks. Portfolio composition is subject to change.

The Fund evaluates performance as compared to that of the Russell 2000® Index. The Russell 2000® Index is a widely-recognized, capitalization-weighted index that measures the performance of the smallest 2,000 companies in the Russell 3000® Index and is considered representative of small-cap stocks. It is impossible to invest directly in an index.

Investment Considerations

Investing in the Fund involves risk and an investor may lose money. The success of the Fund’s strategy depends on the Adviser’s ability to select Sub-Advisers and each manager’s ability to select investments for the Fund. The Fund may invest in riskier types of investments including small and micro-cap stocks, initial public offerings, special situations and illiquid securities all of which may be more volatile and less liquid.

2

ADARA SMALLER COMPANIES FUND

Fund Expense Example

AUGUST 31, 2019 (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2019 through August 31, 2019 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Expenses Paid During Period*	Annualized Expense Ratio	Actual Six Month Total Investment Return
Class I Shares
Actual	$1,000.00	$ 981.00	$4.54	0.91%	-1.90%
Hypothetical (5% return before expenses)	1,000.00	1,020.62	4.63	0.91	N/A

*

Expenses are equal to the Fund’s annualized six-month expense ratio for the period March 1, 2019 through August 31, 2019, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period. The Fund’s ending account value on the first line in the table is based on the actual six-month total investment return for the Fund.

3

ADARA SMALLER COMPANIES FUND

Portfolio Holdings Summary Table

AUGUST 31, 2019 (UNAUDITED)

The following table presents a summary by security type of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Software	9.6%	$28,410,820
Banks	7.0	20,756,366
Retail	6.8	19,898,554
Commercial Services	5.3	15,460,877
Healthcare-Products	5.1	14,769,956
Computers	4.8	14,000,474
Electronics	3.7	10,782,758
Pharmaceuticals	3.6	10,502,238
Biotechnology	3.3	9,569,882
Semiconductors	3.0	8,632,432
Internet	2.9	8,412,741
Insurance	2.8	8,193,951
Healthcare-Services	2.5	7,210,633
Home Builders	2.1	6,066,807
Transportation	1.9	5,493,256
Diversified Financial Services	1.8	5,320,405
REITS	1.8	5,165,397
Food	1.7	5,062,686
Engineering & Construction	1.6	4,662,509
Telecommunications	1.5	4,455,537
Machinery-Diversified	1.4	4,085,177
Aerospace/Defense	1.2	3,629,946
Auto Parts & Equipment	1.2	3,437,431
Oil & Gas	1.1	3,342,668
Distribution/Wholesale	1.1	3,069,829
Building Materials	1.0	2,982,903
Savings & Loans	0.9	2,654,612
Miscellaneous Manufacturing	0.9	2,631,748
Chemicals	0.9	2,488,171
Lodging	0.7	2,118,409
Leisure Time	0.6	1,883,987
Textiles	0.6	1,759,272
Advertising	0.6	1,748,370
Home Furnishings	0.6	1,739,536
Mining	0.6	1,733,933
Oil & Gas Services	0.6%	$1,642,730
Metal Fabricate/Hardware	0.4	1,221,831
Toys/Games/Hobbies	0.4	1,184,746
Beverages	0.4	1,171,423
Hand/Machine Tools	0.4	1,132,204
Cosmetics/Personal Care	0.4	1,095,754
Water	0.4	1,081,630
Apparel	0.4	1,044,276
Gas	0.4	1,023,351
Real Estate	0.3	992,967
Agriculture	0.3	956,291
Airlines	0.3	893,622
Electrical Components & Equipment	0.3	876,260
Housewares	0.3	862,669
Machinery-Construction & Mining	0.3	751,845
Office Furnishings	0.2	710,286
Environmental Control	0.2	634,114
Holding Companies-Diversified	0.2	544,601
Entertainment	0.2	535,053
Electric	0.2	519,347
Household Products/Wares	0.2	492,831
Energy-Alternate Sources	0.2	467,107
Media	0.2	440,960
Iron/Steel	0.1	321,545
Forest Products & Paper	0.1	241,103
Trucking & Leasing	0.0	75,040
Auto Manufacturers	0.0	54,328
SHORT-TERM INVESTMENTS	6.4	18,634,778
OTHER ASSETS IN EXCESS OF LIABILITIES	0.0	122,365
NET ASSETS	100.0%	$291,859,328

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.
4

ADARA SMALLER COMPANIES FUND

Portfolio of Investments

AUGUST 31, 2019

	Number of Shares	Value
COMMON STOCKS — 93.6%

Advertising — 0.6%
Telaria, Inc.*	123,029	$1,227,829
Trade Desk, Inc., (The), Class A*	2,118	520,541
		1,748,370
Aerospace/Defense — 1.2%
Aerovironment, Inc.*	1,433	73,842
Coda Octopus Group, Inc.*	30,224	268,389
Cubic Corp.	25,717	1,781,417
Kaman Corp.	2,787	162,733
Kratos Defense & Security Solutions, Inc.*	49,403	986,578
Moog, Inc., Class A	1,762	143,163
National Presto Industries, Inc.	954	81,767
Triumph Group, Inc.	6,355	132,057
		3,629,946
Agriculture — 0.3%
Andersons, Inc., (The)	2,417	55,398
Darling Ingredients, Inc.*	8,943	166,340
Phibro Animal Health Corp., Class A	2,922	60,339
Turning Point Brands, Inc.	7,577	271,635
Universal Corp.	1,451	72,637
Village Farms International, Inc.*	31,423	329,942
		956,291
Airlines — 0.3%
Controladora Vuela Cia de Aviacion SAB de CV, ADR*	48,110	427,698
SkyWest, Inc.	8,137	465,924
		893,622
Apparel — 0.4%
Canada Goose Holdings, Inc.*	5,260	196,198
Kontoor Brands, Inc.	2,389	81,799
Lakeland Industries, Inc.*	23,773	244,386
Oxford Industries, Inc.	1,483	103,484
Skechers U.S.A., Inc., Class A*	3,666	116,066
Steven Madden Ltd.	4,833	160,552
Wolverine World Wide, Inc.	5,464	141,791
		1,044,276
Auto Manufacturers — 0.0%
Wabash National Corp.	3,983	54,328
Auto Parts & Equipment — 1.2%
American Axle & Manufacturing Holdings, Inc.*	17,188	108,972
Cooper-Standard Holdings, Inc.*	2,441	91,391
Dorman Products, Inc.*	901	64,043
Douglas Dynamics, Inc.	6,319	263,882
Gentherm, Inc.*	3,355	123,129
Modine Manufacturing Co.*	29,158	297,703

	Number of Shares	Value
Auto Parts & Equipment — (Continued)
Motorcar Parts of America, Inc.*	1,306	$18,976
Spartan Motors, Inc.	115,354	1,454,614
Standard Motor Products, Inc.	843	37,353
Unique Fabricating, Inc.	92,570	270,989
Westport Fuel Systems, Inc.*	265,556	706,379
		3,437,431
Banks — 7.0%
American River Bankshares	49,250	659,950
Ameris Bancorp	1,944	68,409
Atlantic Capital Bancshares, Inc.*	27,782	452,847
Bank of Commerce Holdings	67,500	675,000
Banner Corp.	1,722	92,833
Baycom Corp.*	10,738	237,310
Boston Private Financial Holdings, Inc.	20,682	219,643
Capital Bancorp, Inc.*	33,540	405,834
Central Pacific Financial Corp.	4,068	113,172
City Holding Co.	4,208	312,865
Civista Bancshares, Inc.	16,700	341,181
Community Bank System, Inc.	1,997	121,797
Customers Bancorp, Inc.*	5,463	103,196
CVB Financial Corp.	8,715	179,268
Esquire Financial Holdings, Inc.*	58,196	1,367,606
Farmers National Bancorp	42,530	574,155
First BanCorp	46,257	443,142
First Bancshares, Inc., (The)	16,320	514,733
First Business Financial Services, Inc.	26,040	587,202
First Citizens BancShares, Inc., Class A	1,104	490,838
First Commonwealth Financial Corp.	13,475	166,686
First Financial Bancorp	7,350	172,137
First Financial Bankshares, Inc.	13,162	403,020
First Merchants Corp.	16,501	589,416
First Northwest Bancorp	34,350	548,913
Glacier Bancorp, Inc.	3,879	153,957
Hanmi Financial Corp.	3,616	64,763
Heritage Commerce Corp.	41,929	485,957
Home BancShares, Inc.	9,066	160,649
HomeStreet, Inc.*	1,286	33,912
Horizon Bancorp	39,607	644,010
Independent Bank Corp.	1,226	82,890
LCNB Corp.	32,790	549,888
LegacyTexas Financial Group, Inc.	2,712	109,565
Metropolitan Bank Holding Corp.*	16,340	591,508
Midland States Bancorp, Inc.	23,260	599,410
National Bank Holdings Corp., Class A	1,305	42,595
Northeast Bank	44,280	929,437

The accompanying notes are an integral part of the financial statements.
5

ADARA SMALLER COMPANIES FUND

Portfolio of Investments (Continued)

AUGUST 31, 2019

	Number of Shares	Value
Banks — (Continued)
Northrim BanCorp, Inc.	13,490	$488,338
OFG Bancorp	30,603	627,974
OP Bancorp	42,770	406,315
Opus Bank	6,702	139,134
Orrstown Financial Services, Inc.	16,480	351,683
Parke Bancorp, Inc.	31,792	723,904
PCB Bancorp	24,870	409,609
Preferred Bank	696	34,772
Premier Financial Bancorp, Inc.	45,635	707,342
Southside Bancshares, Inc.	6,100	200,873
Texas Capital Bancshares, Inc.*	1,396	75,216
Tompkins Financial Corp.	1,925	152,267
TrustCo Bank Corp.	25,920	198,806
UMB Financial Corp.	3,746	233,451
United Bankshares, Inc.	2,242	82,685
United Community Banks, Inc.	23,743	627,053
Walker & Dunlop, Inc.	2,381	133,003
Webster Financial Corp.	2,884	129,088
West Bancorporation, Inc.	27,780	578,935
Westamerica Bancorp	2,698	166,224
		20,756,366
Beverages — 0.4%
Celsius Holdings, Inc.*	232,809	954,517
Youngevity International, Inc.*	50,679	216,906
		1,171,423
Biotechnology — 3.3%
Acorda Therapeutics, Inc.*	7,336	23,695
Allakos, Inc.*	5,297	468,573
ANI Pharmaceuticals, Inc.*	2,019	132,245
Argenx SE, ADR*	8,249	1,084,331
Arrowhead Pharmaceuticals, Inc.*	4,386	149,870
Biohaven Pharmaceutical Holding Co. Ltd.*	10,944	428,895
Cambrex Corp.*	571	34,220
Champions Oncology, Inc.*	90,026	486,140
ChromaDex Corp.*	78,373	306,439
Emergent BioSolutions, Inc.*	12,648	553,982
Evolus, Inc.*	12,296	211,983
Guardant Health, Inc.*	3,819	334,277
Innoviva, Inc.*	9,226	106,929
Ligand Pharmaceuticals, Inc.*	1,187	107,910
Medicines Co., (The)*	3,613	151,602
Myriad Genetics, Inc.*	3,946	92,849
Nektar Therapeutics*	5,506	96,740
NeoGenomics, Inc.*	36,267	905,950
Orchard Therapeutics PLC, ADR*	33,625	497,650
Pfenex, Inc.*	26,132	192,070
Pieris Pharmaceuticals, Inc.*	61,877	287,728
REGENXBIO, Inc.*	6,239	215,183

	Number of Shares	Value
Biotechnology — (Continued)
Rigel Pharmaceuticals, Inc.*	96,899	$163,759
Twist Bioscience Corp.*	20,286	588,903
Veracyte, Inc.*	25,222	668,383
Vericel Corp.*	41,227	681,895
Y-mAbs Therapeutics, Inc.*	9,711	258,021
Zymeworks, Inc.*	12,750	339,660
		9,569,882
Building Materials — 1.0%
AAON, Inc.	2,783	133,501
American Woodmark Corp.*	1,043	85,912
Armstrong World Industries, Inc.	11,764	1,123,109
Boise Cascade Co.	3,571	112,129
Gibraltar Industries, Inc.*	4,141	166,758
Patrick Industries, Inc.*	3,524	127,357
Simpson Manufacturing Co., Inc.	2,069	132,830
SPX Corp.*	4,521	171,572
Trex Co., Inc.*	7,166	612,908
Universal Forest Products, Inc.	8,103	316,827
		2,982,903
Chemicals — 0.9%
AdvanSix, Inc.*	3,845	85,897
Balchem Corp.	1,142	101,398
Chemours Co., (The)	9,276	131,441
HB Fuller Co.	4,743	202,099
Ingevity Corp.*	2,186	166,508
Innophos Holdings, Inc.	1,654	46,461
Innospec, Inc.	1,121	93,245
Koppers Holdings, Inc.*	5,436	144,108
Kraton Corp.*	4,379	120,160
Materion Corp.	1,920	112,973
Northern Technologies International Corp.	33,620	369,820
Oil-Dri Corp. of America	5,545	170,564
Rogers Corp.*	3,669	485,849
Stepan Co.	2,701	257,648
		2,488,171
Commercial Services — 5.3%
ABM Industries, Inc.	2,589	96,466
Acacia Research Corp.*	133,010	347,156
AMN Healthcare Services, Inc.*	3,294	192,370
ARC Document Solutions, Inc.*	247,850	344,511
Arlo Technologies, Inc.*	6,176	19,393
ASGN, Inc.*	3,035	189,596
Barrett Business Services, Inc.	20,179	1,758,196
BG Staffing, Inc.	41,870	784,644
Brink’s Co., (The)	4,054	305,063
CAI International, Inc.*	35,550	752,949
Cardtronics, PLC, Class A*	998	29,561
Care.com, Inc.*	40,955	405,045
Career Education Corp.*	26,590	545,361

The accompanying notes are an integral part of the financial statements.
6

ADARA SMALLER COMPANIES FUND

Portfolio of Investments (Continued)

AUGUST 31, 2019

	Number of Shares	Value
Commercial Services — (Continued)
CRA International, Inc.	14,630	$568,961
Green Dot Corp., Class A*	4,948	151,310
Harsco Corp.*	45,829	820,339
HealthEquity, Inc.*	6,563	389,580
Heidrick & Struggles International, Inc.	1,496	39,719
HMS Holdings Corp.*	9,256	338,122
I3 Verticals, Inc., Class A*	31,552	713,706
ICF International, Inc.	3,691	312,480
Insperity, Inc.	2,292	227,045
K12, Inc.*	8,482	223,501
Kelly Services, Inc., Class A	4,673	113,133
Korn Ferry International	4,210	164,527
MarketAxess Holdings, Inc.	1,703	677,147
Medifast, Inc.	1,970	196,921
Monro Muffler Brake, Inc.	1,316	102,280
Navigant Consulting, Inc.	3,071	85,589
R1 RCM, Inc.*	39,573	461,421
Resources Connection, Inc.	45,818	758,288
Rosetta Stone, Inc.*	33,352	608,674
SP Plus Corp.*	13,285	458,465
Strategic Education, Inc.	2,810	475,536
Team, Inc.*	5,510	90,805
Vectrus, Inc.*	5,743	232,362
Viad Corp.	15,918	1,028,780
Willdan Group, Inc.*	12,500	451,875
		15,460,877
Computers — 4.8%
3D Systems Corp.*	7,350	51,450
Agilysys, Inc.*	40,200	1,095,450
CACI International, Inc., Class A*	1,145	254,522
Carbon Black, Inc.*	7,979	208,252
Computer Services, Inc.	29,805	1,281,615
Cray, Inc.*	2,699	94,276
Diebold Nixdorf, Inc.*	4,568	51,207
Elastic NV*	5,267	462,917
Endava PLC, SP ADR*	29,687	1,115,934
ExlService Holdings, Inc.*	1,497	101,347
Globant S.A.*	3,237	307,288
Icad, Inc.*	62,846	377,076
Insight Enterprises, Inc.*	2,176	104,579
Kornit Digital Ltd.*	14,971	422,332
MAXIMUS, Inc.	1,853	142,570
Mercury Systems, Inc.*	21,868	1,872,557
Mitek Systems, Inc.*	114,020	1,156,163
NCR Corp.*	29,822	939,691
OneSpan, Inc.*	12,715	171,653
PAR Technology Corp.*	21,485	496,948
Rapid7, Inc.*	4,299	230,813
Science Applications International Corp.	1,681	147,945

	Number of Shares	Value
Computers — (Continued)
Sykes Enterprises, Inc.*	16,287	$472,323
TTEC Holdings, Inc.	3,501	164,232
Tufin Software Technologies Ltd.*	16,850	303,637
Unisys Corp.*	3,325	21,746
Virtusa Corp.*	4,689	169,460
Vocera Communications, Inc.*	21,955	503,867
WNS Holdings Ltd., ADR*	7,540	458,281
Zscaler, Inc.*	11,934	820,343
		14,000,474
Cosmetics/Personal Care — 0.4%
Avon Products, Inc.*	17,249	75,033
elf Beauty, Inc.*	53,527	873,561
Inter Parfums, Inc.	2,289	147,160
		1,095,754
Distribution/Wholesale — 1.1%
Anixter International, Inc.*	14,787	886,776
EVI Industries, Inc.	12,357	368,362
Fossil Group, Inc.*	7,293	93,351
G-III Apparel Group Ltd.*	3,296	67,601
Manitex International, Inc.*	120,680	678,222
Pool Corp.	2,106	413,576
ScanSource, Inc.*	1,959	55,361
SiteOne Landscape Supply, Inc.*	6,478	506,580
		3,069,829
Diversified Financial Services — 1.8%
Blucora, Inc.*	3,569	80,588
Encore Capital Group, Inc.*	3,458	127,600
Enova International, Inc.*	24,746	591,429
Evercore Partners, Inc., Class A	7,929	632,417
Greenhill & Co., Inc.	2,057	28,880
Houlihan Lokey, Inc.	15,744	695,570
Interactive Brokers Group, Inc., Class A	3,063	144,574
LendingTree, Inc.*	1,427	442,498
Meta Financial Group, Inc.	21,222	655,972
Moelis & Co., Class A	15,211	510,025
Paysign, Inc.*	15,912	211,470
Silvercrest Asset Management Group, Inc., Class A	59,303	775,090
Virtus Investment Partners, Inc.	807	86,099
Waddell & Reed Financial, Inc., Class A	3,203	51,793
World Acceptance Corp.*	2,155	286,400
		5,320,405
Electric — 0.2%
ALLETE, Inc.	4,232	362,809
Avista Corp.	1,395	65,426
El Paso Electric Co.	1,366	91,112
		519,347

The accompanying notes are an integral part of the financial statements.
7

ADARA SMALLER COMPANIES FUND

Portfolio of Investments (Continued)

AUGUST 31, 2019

	Number of Shares	Value
Electrical Components & Equipment — 0.3%
Encore Wire Corp.	1,848	$99,773
EnerSys	3,171	177,576
Insteel Industries, Inc.	2,808	52,510
Littelfuse, Inc.	3,501	546,401
		876,260
Electronics — 3.7%
Atkore International Group, Inc.*	26,202	760,120
Benchmark Electronics, Inc.	3,373	89,317
Brady Corp., Class A	2,928	138,231
Coherent, Inc.*	1,014	146,990
Comtech Telecommunications Corp.	39,830	1,065,453
FARO Technologies, Inc.*	2,255	111,036
Fluidigm Corp.*	69,860	389,819
Identiv, Inc.*	68,711	333,248
II-VI, Inc.*	3,812	142,988
Itron, Inc.*	4,655	323,290
Ituran Location and Control Ltd.	25,101	646,100
Knowles Corp.*	4,797	97,283
Napco Security Technologies, Inc.*	51,080	1,761,238
NVE Corp.	2,254	144,707
nVent Electric PLC	30,782	623,643
OSI Systems, Inc.*	1,136	119,291
Plexus Corp.*	2,641	151,092
RADA Electronic Industries Ltd.*	56,003	272,735
Sanmina Corp.*	6,648	192,127
Stoneridge, Inc.*	10,655	327,215
SYNNEX Corp.	830	69,562
Tech Data Corp.*	13,042	1,209,385
TTM Technologies, Inc.*	8,548	91,122
Turtle Beach Corp.*	16,813	151,821
Woodward, Inc.	4,605	496,649
ZAGG, Inc.*	144,820	928,296
		10,782,758
Energy-Alternate Sources — 0.2%
Green Plains, Inc.	3,344	27,454
REX American Resources Corp.*	1,203	82,622
SolarEdge Technologies, Inc.*	1,052	86,180
Sunrun, Inc.*	17,668	270,851
		467,107
Engineering & Construction — 1.6%
Arcosa, Inc.	11,261	365,870
Argan, Inc.	22,960	948,478
Comfort Systems USA, Inc.	24,230	936,732
Dycom Industries, Inc.*	2,682	119,349
EMCOR Group, Inc.	4,741	414,553
Exponent, Inc.	2,780	197,074
Iteris, Inc.*	64,429	350,494
Mistras Group, Inc.*	9,150	133,590

	Number of Shares	Value
Engineering & Construction — (Continued)
MYR Group, Inc.*	4,168	$119,497
Primoris Services Corp.	22,288	435,507
Sterling Construction Co., Inc.*	34,910	390,643
TopBuild Corp.*	2,707	250,722
		4,662,509
Entertainment — 0.2%
Red Rock Resorts, Inc., Class A	20,196	421,087
Scientific Games Corp.*	6,167	113,966
		535,053
Environmental Control — 0.2%
Casella Waste Systems, Inc., Class A*	8,235	374,692
Tetra Tech, Inc.	3,198	259,422
		634,114
Food — 1.7%
Calavo Growers, Inc.	688	60,991
Cal-Maine Foods, Inc.	1,158	46,945
Grocery Outlet Holding Corp.*	10,848	438,802
Hostess Brands, Inc.*	137,570	1,928,731
Ingles Markets, Inc., Class A	32,020	1,244,938
J&J Snack Foods Corp.	681	131,474
Landec Corp.*	78,653	864,397
Sanderson Farms, Inc.	1,371	205,129
SpartanNash Co.	5,743	61,852
United Natural Foods, Inc.*	9,879	79,427
		5,062,686
Forest Products & Paper — 0.1%
Neenah Paper, Inc.	1,590	101,410
PH Glatfelter Co.	3,923	56,413
Schweitzer-Mauduit International, Inc.	2,483	83,280
		241,103
Gas — 0.4%
New Jersey Resources Corp.	2,340	107,032
Northwest Natural Holding Co.	2,390	170,550
South Jersey Industries, Inc.	4,502	145,595
Southwest Gas Holdings, Inc.	1,612	147,063
Spire, Inc.	5,337	453,111
		1,023,351
Hand/Machine Tools — 0.4%
Colfax Corp.*	26,843	730,129
Franklin Electric Co., Inc.	1,896	86,932
Luxfer Holdings PLC	20,060	315,143
		1,132,204
Healthcare-Products — 5.1%
ABIOMED, Inc.*	1,453	280,531
Alpha Pro Tech Ltd.*	44,141	152,286
Alphatec Holdings, Inc.*	56,338	294,648

The accompanying notes are an integral part of the financial statements.
8

ADARA SMALLER COMPANIES FUND

Portfolio of Investments (Continued)

AUGUST 31, 2019

	Number of Shares	Value
Healthcare-Products — (Continued)
AngioDynamics, Inc.*	1,976	$36,299
Axonics Modulation Technologies, Inc.*	16,550	550,618
BioLife Solutions, Inc.*	72,136	1,492,494
Cantel Medical Corp.	1,814	166,761
Cerus Corp.*	63,054	338,600
CRH Medical Corp.*	276,610	851,959
CytoSorbents Corp.*	28,463	126,945
Glaukos Corp.*	3,071	197,496
Haemonetics Corp.*	3,260	435,308
ICU Medical, Inc.*	578	93,492
Inspire Medical Systems, Inc.*	24,294	1,688,676
Insulet Corp.*	2,773	427,513
Integra LifeSciences Holdings Corp.*	3,088	185,342
iRhythm Technologies, Inc.*	5,901	449,184
Masimo Corp.*	3,409	522,429
Merit Medical Systems, Inc.*	3,088	107,401
NuVasive, Inc.*	789	50,117
OrthoPediatrics Corp.*	24,977	804,010
Oxford Immunotec Global, PLC*	31,836	425,329
Patterson Cos., Inc.	16,500	275,880
Repligen Corp.*	7,699	714,544
Semler Scientific, Inc.*	8,868	388,241
Shockwave Medical, Inc.*	3,809	159,407
SI-BONE, Inc.*	37,609	731,119
Tactile Systems Technology, Inc.*	8,351	421,224
Tandem Diabetes Care, Inc.*	22,094	1,600,268
ViewRay, Inc.*	52,687	207,587
West Pharmaceutical Services, Inc.	2,836	412,525
Zynex, Inc.	20,327	181,723
		14,769,956
Healthcare-Services — 2.5%
Addus HomeCare Corp.*	6,555	576,709
Amedisys, Inc.*	2,217	285,350
Castle Biosciences, Inc.*	14,743	411,624
Catalent, Inc.*	8,413	443,702
Chemed Corp.	621	266,676
eHealth, Inc.*	13,271	1,105,607
Ensign Group, Inc., (The)	2,070	103,293
Joint Corp., (The)*	69,711	1,169,751
LHC Group, Inc.*	7,212	854,622
Magellan Health, Inc.*	1,789	112,725
Natera, Inc.*	29,413	969,158
Neuronetics, Inc.*	16,348	174,433
Providence Service Corp., (The)*	2,212	124,336
Psychemedics Corp.	11,854	92,935
Tivity Health, Inc.*	2,872	52,443
US Physical Therapy, Inc.	1,232	164,497
Vapotherm, Inc.*	26,101	302,772
		7,210,633

	Number of Shares	Value
Holding Companies-Diversified — 0.2%
Repay Holdings Corp.*	42,882	$544,601
Home Builders — 2.1%
Century Communities, Inc.*	35,764	1,007,829
Installed Building Products, Inc.*	21,450	1,220,719
LCI Industries	2,012	170,517
LGI Homes, Inc.*	20,603	1,679,350
M/I Homes, Inc.*	1,254	45,320
MDC Holdings, Inc.	4,064	157,155
Skyline Corp.*	55,609	1,557,052
William Lyon Homes, Class A*	3,473	61,368
Winnebago Industries, Inc.	5,231	167,497
		6,066,807
Home Furnishings — 0.6%
Ethan Allen Interiors, Inc.	4,612	79,326
Floor & Decor Holdings, Inc., Class A*	6,321	311,120
Hooker Furniture Corp.	8,270	147,702
iRobot Corp.*	968	59,832
La-Z-Boy, Inc.	2,014	64,186
Sleep Number Corp.*	10,926	457,144
Universal Electronics, Inc.*	13,737	620,226
		1,739,536
Household Products/Wares — 0.2%
Acme United Corp.	11,359	230,474
Quanex Building Products Corp.	4,702	80,968
WD-40 Co.	995	181,389
		492,831
Housewares — 0.3%
Lifetime Brands, Inc.	61,860	477,559
Toro Co., (The)	5,348	385,110
		862,669
Insurance — 2.8%
American Equity Investment Life Holding Co.	11,107	239,356
American National Insurance Co.	4,156	474,075
Employers Holdings, Inc.	3,729	160,832
FGL Holdings	82,160	655,637
Genworth Financial, Inc., Class A*	47,731	211,448
Goosehead Insurance, Inc., Class A	14,666	678,156
HCI Group, Inc.	2,950	114,962
Health Insurance Innovations, Inc.*	13,772	252,578
Heritage Insurance Holdings, Inc.	48,290	633,082
Horace Mann Educators Corp.	2,570	112,746
James River Group Holdings Ltd.	6,819	336,040
Kinsale Capital Group, Inc.	9,810	963,636
Palomar Holdings, Inc.*	19,215	653,886

The accompanying notes are an integral part of the financial statements.
9

ADARA SMALLER COMPANIES FUND

Portfolio of Investments (Continued)

AUGUST 31, 2019

	Number of Shares	Value
Insurance — (Continued)
RLI Corp.	1,478	$135,340
Safety Insurance Group, Inc.	1,702	164,141
Selective Insurance Group, Inc.	3,866	307,850
White Mountains Insurance Group Ltd.	1,980	2,100,186
		8,193,951
Internet — 2.9%
8x8, Inc.*	18,169	441,689
Bandwidth, Inc., Class A*	21,051	1,835,437
Cardlytics, Inc.*	32,132	1,207,199
DHI Group, Inc.*	45,973	166,882
EverQuote, Inc., Class A*	13,272	297,160
HealthStream, Inc.*	2,625	66,334
Mimecast Ltd.*	17,653	722,537
Monaker Group, Inc.*	55,562	119,458
New Media Investment Group, Inc.	9,699	85,157
OptimizeRx Corp.*	26,987	442,857
Perficient, Inc.*	17,853	657,705
Q2 Holdings, Inc.*	5,134	461,803
RealReal Inc., (The)*	13,883	181,451
Rubicon Project Inc., (The)*	117,613	1,203,181
Stamps.com, Inc.*	659	42,413
Wix.com Ltd.*	3,433	481,478
		8,412,741
Iron/Steel — 0.1%
AK Steel Holding Corp.*	23,245	50,209
Allegheny Technologies, Inc.*	13,690	271,336
		321,545
Leisure Time — 0.6%
Callaway Golf Co.	7,398	131,388
Camping World Holdings, Inc., Class A	30,001	228,008
Lindblad Expeditions Holdings, Inc.*	57,993	1,082,149
OneSpaWorld Holdings Ltd.*	28,181	442,442
		1,883,987
Lodging — 0.7%
Boyd Gaming Corp.	24,684	593,403
Century Casinos, Inc.*	38,404	294,943
Extended Stay America, Inc.	87,549	1,230,063
		2,118,409
Machinery-Construction & Mining — 0.3%
ASV Holdings, Inc.*	88,330	620,960
Polar Power, Inc.*	37,828	130,885
		751,845
Machinery-Diversified — 1.4%
Albany International Corp., Class A	1,126	92,580

	Number of Shares	Value
Machinery-Diversified — (Continued)
Applied Industrial Technologies, Inc.	1,045	$55,793
Briggs & Stratton Corp.	6,886	29,747
Chart Industries, Inc.*	2,562	160,996
Columbus McKinnon Corp.	21,669	701,425
Curtiss-Wright Corp.	2,004	245,771
DXP Enterprises, Inc.*	719	23,332
GrafTech International Ltd.	59,466	724,890
Hurco Cos., Inc.	18,870	602,142
Newpark Resources, Inc.*	7,708	50,950
NN, Inc.	53,780	345,268
SPX FLOW, Inc.*	10,543	355,404
Tennant Co.	2,414	165,093
Twin Disc, Inc.*	52,600	531,786
		4,085,177
Media — 0.2%
Gannett Co., Inc.	11,330	119,192
MSG Networks, Inc., Class A*	19,620	321,768
		440,960
Metal Fabricate/Hardware — 0.4%
AZZ, Inc.	1,465	60,461
CIRCOR International, Inc.*	925	31,792
Mayville Engineering Co, Inc.*	16,608	219,558
Northwest Pipe Co.*	37,750	868,250
TimkenSteel Corp.*	8,002	41,770
		1,221,831
Mining — 0.6%
A-Mark Precious Metals, Inc.	14,762	208,735
Astec Industries, Inc.	4,097	113,077
Century Aluminum Co.*	18,637	102,690
Constellium SE*	44,362	534,118
Kaiser Aluminum Corp.	1,039	91,879
ProPetro Holding Corp.*	4,300	45,795
SSR Mining, Inc.*	19,362	317,924
United States Lime & Minerals, Inc.	4,143	319,715
		1,733,933
Miscellaneous Manufacturing — 0.9%
Axon Enterprise, Inc.*	5,340	320,240
EnPro Industries, Inc.	2,498	155,575
ESCO Technologies, Inc.	7,916	602,645
Fabrinet*	3,054	154,197
Federal Signal Corp.	10,762	319,739
FreightCar America, Inc.*	41,980	175,476
Hillenbrand, Inc.	2,960	81,222
John Bean Technologies Corp.	2,493	255,084
LiqTech International, Inc.*	20,135	136,314
Lydall, Inc.*	1,617	32,518
Proto Labs, Inc.*	1,026	97,203

The accompanying notes are an integral part of the financial statements.
10

ADARA SMALLER COMPANIES FUND

Portfolio of Investments (Continued)

AUGUST 31, 2019

	Number of Shares	Value
Miscellaneous Manufacturing — (Continued)
Raven Industries, Inc.	6,617	$193,018
Standex International Corp.	1,001	68,819
Sturm Ruger & Co., Inc.	968	39,698
		2,631,748
Office Furnishings — 0.2%
Knoll, Inc.	28,165	649,485
Pitney Bowes, Inc.	17,079	60,801
		710,286
Oil & Gas — 1.1%
Carrizo Oil & Gas, Inc.*	9,026	74,825
Denbury Resources, Inc.*	65,228	70,446
Evolution Petroleum Corp.	58,943	348,943
Gran Tierra Energy, Inc.*	92,840	130,904
Gulfport Energy Corp.*	33,287	79,889
Laredo Petroleum, Inc.*	30,273	75,077
Matador Resources Co.*	30,587	478,687
Murphy USA, Inc.*	13,465	1,203,771
Nabors Industries Ltd.	70,626	118,652
Noble Corp., PLC*	46,912	75,059
PBF Energy, Inc., Class A	21,825	517,252
Penn Virginia Corp.*	1,946	55,461
SM Energy Co.	8,270	78,400
Unit Corp.*	5,198	15,750
Whiting Petroleum Corp.*	2,949	19,552
		3,342,668
Oil & Gas Services — 0.6%
Archrock, Inc.	14,715	142,883
DMC Global, Inc.	11,700	508,131
Helix Energy Solutions Group, Inc.*	17,356	125,657
Natural Gas Services Group, Inc.*	44,400	478,632
Oil States International, Inc.*	7,659	105,618
Profire Energy, Inc.*	156,577	239,563
US Silica Holdings, Inc.	4,154	42,246
		1,642,730
Pharmaceuticals — 3.6%
Akorn, Inc.*	18,512	53,500
Anika Therapeutics, Inc.*	1,566	88,886
Corcept Therapeutics, Inc.*	2,448	30,869
Cytokinetics, Inc.*	83,706	1,176,069
Diplomat Pharmacy, Inc.*	9,618	55,881
Enanta Pharmaceuticals, Inc.*	4,093	288,761
Endo International PLC*	18,664	44,234
Global Blood Therapeutics, Inc.*	6,503	299,008
Harrow Health, Inc.*	117,894	630,733
Heron Therapeutics, Inc.*	16,731	309,858
Kura Oncology, Inc.*	23,363	354,650
MERUS N V*	14,794	236,704

	Number of Shares	Value
Pharmaceuticals — (Continued)
Mirati Therapeutics, Inc.*	8,281	$678,794
Momenta Pharmaceuticals, Inc.*	8,455	106,787
MyoKardia, Inc.*	18,002	967,967
Neogen Corp.*	2,310	162,901
Odonate Therapeutics, Inc.*	18,586	572,635
Premier, Inc., Class A*	55,476	1,956,084
Principia Biopharma, Inc.*	9,159	363,612
Progenics Pharmaceuticals, Inc.*	15,612	68,693
Ra Pharmaceuticals, Inc.*	14,706	400,003
Reata Pharmaceuticals, Inc., Class A*	7,938	612,020
Sutro Biopharma, Inc.*	9,324	75,245
Tricida, Inc.*	13,659	476,562
Turning Point Therapeutics, Inc.*	8,406	458,379
Xencor, Inc.*	896	33,403
		10,502,238
Real Estate — 0.3%
Marcus & Millichap, Inc.*	10,680	385,334
Newmark Group, Inc., Class A	27,808	241,373
Redfin Corp.*	21,685	366,260
		992,967
REITS — 1.8%
Acadia Realty Trust	4,655	127,314
Agree Realty Corp.	1,641	122,566
Armada Hoffler Properties, Inc.	7,721	133,882
CareTrust REIT, Inc.	3,664	87,167
Chatham Lodging Trust	4,755	78,885
Community Healthcare Trust, Inc.	2,769	118,070
CoreSite Realty Corp.	1,355	157,424
DiamondRock Hospitality Co.	8,155	77,228
EastGroup Properties, Inc.	2,590	322,507
Franklin Street Properties Corp.	2,595	19,644
Getty Realty Corp.	5,173	164,294
Global Medical REIT, Inc.	71,950	786,414
Global Net Lease, Inc.	3,919	75,166
Great Ajax Corp.	38,530	561,767
Healthcare Realty Trust, Inc.	7,137	237,163
Independence Realty Trust, Inc.	4,656	64,765
iStar, Inc.	11,563	148,006
Lexington Realty Trust	12,112	125,844
Manhattan Bridge Capital, Inc.	55,566	339,508
Medical Properties Trust, Inc.	5,867	109,068
New York Mortgage Trust, Inc.	13,164	80,959
Office Properties Income Trust	3,799	102,991
Pennsylvania Real Estate Investment Trust	17,632	90,628
PS Business Parks, Inc.	1,242	223,076
RPT Realty	2,382	28,346
Summit Hotel Properties, Inc.	13,199	147,301

The accompanying notes are an integral part of the financial statements.
11

ADARA SMALLER COMPANIES FUND

Portfolio of Investments (Continued)

AUGUST 31, 2019

	Number of Shares	Value
REITS — (Continued)
Universal Health Realty Income Trust	3,469	$335,418
Urstadt Biddle Properties, Inc., Class A	4,983	104,593
Washington Prime Group, Inc.	25,878	83,586
Whitestone REIT	9,003	111,817
		5,165,397
Retail — 6.8%
Abercrombie & Fitch Co., Class A	5,117	74,811
Asbury Automotive Group, Inc.*	2,463	232,261
Big 5 Sporting Goods Corp.	112,890	202,073
Big Lots, Inc.	1,598	36,354
BJ’s Wholesale Club Holdings, Inc.*	33,705	885,093
Boot Barn Holdings, Inc.*	28,283	968,693
Buckle, Inc., (The)	4,527	88,729
Build-A-Bear Workshop, Inc.*	80,700	200,136
Cannae Holdings, Inc.*	98,379	2,736,904
Casey’s General Stores, Inc.	4,727	793,427
Cato Corp., (The), Class A	1,624	27,819
Chico’s FAS, Inc.	42,208	131,689
Children’s Place, Inc., (The)	1,027	89,606
Chuy’s Holdings, Inc.*	2,086	52,922
Conn’s, Inc.*	2,356	47,497
Cracker Barrel Old Country Store, Inc.	669	110,653
DineEquity, Inc.	3,392	239,306
El Pollo Loco Holdings, Inc.*	10,833	110,605
EZCORP, Inc., Class A*	11,293	88,876
FirstCash, Inc.	2,930	289,279
Five Below, Inc.*	3,696	454,127
Freshpet, Inc.*	20,062	984,643
Genesco, Inc.*	4,461	159,168
GMS, Inc.*	24,404	718,942
Guess?, Inc.	6,372	115,142
Hibbett Sports, Inc.*	6,047	100,017
Hudson Ltd., Class A*	37,222	403,859
J Alexander’s Holdings, Inc.*	44,656	526,941
Lovesac Co., (The)*	19,181	329,913
MarineMax, Inc.*	569	8,228
MSC Industrial Direct Co., Inc., Class A	14,398	973,593
National Vision Holdings, Inc.*	18,676	529,651
Office Depot, Inc.	38,135	49,575
Ollie’s Bargain Outlet Holdings, Inc.*	3,891	215,756
PC Connection, Inc.	13,650	480,889
PCM, Inc.*	36,190	1,266,650
PetIQ, Inc.*	17,472	553,164
PetMed Express, Inc.	4,155	65,649

	Number of Shares	Value
Retail — (Continued)
Red Robin Gourmet Burgers, Inc.*	1,984	$66,444
Regis Corp.*	8,392	135,699
RH*	2,622	375,601
Shoe Carnival, Inc.	10,140	311,704
Sonic Automotive, Inc., Class A	21,222	571,084
Texas Roadhouse, Inc.	12,493	642,890
Vera Bradley, Inc.*	1,890	20,015
Vitamin Shoppe, Inc.*	8,900	57,405
Wingstop, Inc.	10,552	1,056,994
Winmark Corp.	3,329	540,962
World Fuel Services Corp.	17,749	681,562
Zumiez, Inc.*	3,678	95,554
		19,898,554
Savings & Loans — 0.9%
Axos Financial, Inc.*	3,461	89,675
Banc of California, Inc.	3,977	57,945
Berkshire Hills Bancorp, Inc.	3,296	96,672
Brookline Bancorp, Inc.	13,535	190,031
Dime Community Bancshares, Inc.	10,493	208,076
FS Bancorp, Inc.	14,670	710,028
Oritani Financial Corp.	9,163	156,962
Provident Financial Services, Inc.	1,569	37,358
Riverview Bancorp, Inc.	125,101	881,962
Sterling Bancorp	11,846	225,903
		2,654,612
Semiconductors — 3.0%
Adesto Technologies Corp.*	27,373	279,205
Advanced Energy Industries, Inc.*	2,466	127,344
Amtech Systems, Inc.*	109,030	552,782
AXT, Inc.*	204,970	694,848
Brooks Automation, Inc.	2,595	86,491
Cabot Microelectronics Corp.	1,581	197,072
Cirrus Logic, Inc.*	3,525	189,081
Cohu, Inc.	57,482	685,185
FormFactor, Inc.*	3,724	63,643
Impinj, Inc.*	20,417	742,770
Inphi Corp.*	19,251	1,177,969
inTEST Corp.*	38,780	162,876
Kulicke & Soffa Industries, Inc.	6,419	133,708
Lattice Semiconductor Corp.*	24,665	485,654
MKS Instruments, Inc.	1,371	107,336
Monolithic Power Systems, Inc.	1,952	293,893
Nanometrics, Inc.*	1,823	49,750
Photronics, Inc.*	7,595	82,026
Power Integrations, Inc.	3,164	281,659
Rudolph Technologies, Inc.*	3,770	82,902
Semtech Corp.*	11,928	500,618

The accompanying notes are an integral part of the financial statements.
12

ADARA SMALLER COMPANIES FUND

Portfolio of Investments (Continued)

AUGUST 31, 2019

	Number of Shares	Value
Semiconductors — (Continued)
Silicon Laboratories, Inc.*	4,428	$482,652
Ultra Clean Holdings, Inc.*	88,790	1,060,153
Xperi Corp.	6,158	112,815
		8,632,432
Software — 9.6%
ACI Worldwide, Inc.*	6,240	185,827
Alteryx, Inc., Class A*	10,628	1,513,959
American Software, Inc., Class A	41,399	652,448
Appfolio, Inc., Class A*	4,352	429,847
Appian Corp.*	7,963	473,560
Asure Software, Inc.*	113,600	731,584
Avalara, Inc.*	5,236	441,604
Avaya Holdings Corp.*	66,900	944,628
Blackbaud, Inc.	2,160	196,495
Bottomline Technologies de, Inc.*	2,442	100,708
Cogent Communications Holdings, Inc.	1,297	78,974
Computer Programs & Systems, Inc.	28,663	606,223
Coupa Software, Inc.*	3,526	489,867
CSG Systems International, Inc.	2,981	160,616
Digital Turbine, Inc.*	47,339	360,250
Ebix, Inc.	2,006	71,053
eGain Corp.*	46,019	330,416
Everbridge, Inc.*	19,661	1,694,778
Fastly, Inc., Class A*	33,940	1,072,504
Five9, Inc.*	20,453	1,292,834
Health Catalyst, Inc.*	4,520	180,167
InnerWorkings, Inc.*	108,980	462,075
j2 Global, Inc.	1,540	130,284
LivePerson, Inc.*	20,647	820,512
LiveRamp Holdings, Inc.*	9,320	394,795
ManTech International Corp., Class A	2,301	161,714
Materialise NV, ADR*	32,354	636,080
Medidata Solutions, Inc.*	2,714	248,548
MiX Telematics Ltd., SP ADR	29,769	420,338
Model N, Inc.*	51,881	1,485,353
NextGen Healthcare, Inc.*	3,902	55,447
Omnicell, Inc.*	9,557	686,193
Phreesia, Inc.*	16,033	429,203
Pluralsight, Inc., Class A*	12,046	193,941
Progress Software Corp.	5,306	200,461
PROS Holdings, Inc.*	15,540	1,103,651
QAD, Inc., Class A	21,362	865,588
Red Violet, Inc.*	74,989	1,016,101
SharpSpring, Inc.*	96,478	1,119,145
ShiftPixy, Inc.*	263,298	125,251
Simulations Plus, Inc.	23,817	860,032
Smartsheet, Inc., Class A*	28,335	1,377,081
SVMK, Inc.*	35,432	593,132

	Number of Shares	Value
Software — (Continued)
Tabula Rasa HealthCare, Inc.*	13,068	$742,262
Take-Two Interactive Software, Inc.*	3,989	526,428
TiVo Corp.	5,483	41,287
Upland Software, Inc.*	14,136	537,168
Veritone, Inc.*	53,288	241,928
Verra Mobility Corp.*	25,608	356,463
Yext, Inc.*	23,324	367,820
Zovio, Inc.*	89,560	204,197
		28,410,820
Telecommunications — 1.5%
ADTRAN, Inc.	3,336	34,261
ATN International, Inc.	1,366	77,616
Consolidated Communications Holdings, Inc.	23,651	95,313
ExOne Co., (The)*	68,687	564,607
Iridium Communications, Inc.*	9,628	232,805
Liberty Latin America Ltd., Class C*	72,042	1,187,973
LogMeIn, Inc.	1,382	92,373
Maxar Technologies, Inc.	19,646	139,094
NETGEAR, Inc.*	2,616	90,827
One Stop Systems, Inc.*	90,330	210,469
ORBCOMM, Inc.*	75,383	347,516
Pagerduty, Inc.*	7,320	287,456
Sonim Technologies, Inc.*	22,374	162,435
Viavi Solutions, Inc.*	23,640	328,360
Vonage Holdings Corp.*	45,721	604,432
		4,455,537
Textiles — 0.6%
UniFirst Corp.	8,980	1,759,272
Toys/Games/Hobbies — 0.4%
Funko, Inc., Class A*	49,385	1,184,746
Transportation — 1.9%
Air Transport Services Group, Inc.*	84,335	1,703,567
ArcBest Corp.	4,606	136,384
Atlas Air Worldwide Holdings, Inc.*	11,526	297,947
CryoPort, Inc.*	10,702	232,875
Echo Global Logistics, Inc.*	4,834	96,873
Forward Air Corp.	9,439	588,050
Heartland Express, Inc.	3,583	73,702
Knight-Swift Transportation Holdings, Inc.	1,873	63,944
Marten Transport Ltd.	4,885	96,088
Matson, Inc.	2,281	81,044
PAM Transportation Services, Inc.*	13,830	797,853

The accompanying notes are an integral part of the financial statements.
13

ADARA SMALLER COMPANIES FUND

Portfolio of Investments (Concluded)

AUGUST 31, 2019

	Number of Shares	Value
Transportation — (Continued)
Saia, Inc.*	15,489	$1,324,929
		5,493,256
Trucking & Leasing — 0.0%
Greenbrier Cos., Inc., (The)	3,222	75,040
Water — 0.4%
American States Water Co.	1,758	162,668
California Water Service Group	1,969	111,130
Global Water Resources, Inc.	36,066	429,546
PICO Holdings, Inc.*	39,282	378,286
		1,081,630
TOTAL COMMON STOCKS (Cost $215,109,334)		273,102,185

SHORT-TERM INVESTMENTS — 6.4%
First American Treasury Obligations Fund Class X, 2.02%(a)	18,634,778	18,634,778
TOTAL SHORT-TERM INVESTMENTS (Cost $18,634,778)		18,634,778
TOTAL INVESTMENTS — 100.0% (Cost $233,744,112)		291,736,963
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.0%		122,365
NET ASSETS — 100.0%		$291,859,328

*     Non-income producing security.

(a)     Seven-day yield as of August 31, 2019.

ADR     American Depositary Receipt

PLC     Public Limited Company

REIT     Real Estate Investment Trust

SP ADR    Sponsored ADR

The accompanying notes are an integral part of the financial statements.
14

ADARA SMALLER COMPANIES FUND

STATEMENT of Assets and Liabilities

AUGUST 31, 2019

ASSETS
Investments, at value (cost $215,109,334)	$273,102,185
Short-term investments, at value (cost $18,634,778)	18,634,778
Receivables for:
Investments sold	1,078,649
Dividends	173,922
Capital shares sold	3,595
Prepaid expenses and other assets	38,638
Total assets	293,031,767

LIABILITIES
Payables for:
Investments purchased	946,329
Sub-advisory fees	197,942
Other accrued expenses and liabilities	28,168
Total liabilities	1,172,439
Net assets	$291,859,328

NET ASSETS CONSIST OF:
Par value	$22,637
Paid-in capital	236,568,535
Total distributable earnings/(loss)	55,268,156
Net assets	$291,859,328

CAPITAL SHARES:
Net Assets	$291,859,328
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	22,637,143
Net asset value, offering and redemption price per share	$12.89

The accompanying notes are an integral part of the financial statements.
15

ADARA SMALLER COMPANIES FUND

Statement of Operations

For the Year Ended AUGUST 31, 2019

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $8,085)	$2,494,423
Total investment income	2,494,423

EXPENSES
Sub-advisory fees (Note 2)	2,293,440
Administration and accounting services fees (Note 2)	141,986
Custodian fees (Note 2)	49,572
Legal fees	46,900
Audit and tax service fees	39,430
Transfer agent fees (Note 2)	37,336
Registration and filing fees	29,606
Director fees	25,465
Officer fees	22,705
Printing and shareholder reporting fees	1,762
Other expenses	32,143
Total expenses	2,720,345
Net investment income/(loss)	(225,922)

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from investments	4,988,025
Net change in unrealized appreciation/(depreciation) on investments	(46,405,937)
Net realized and unrealized gain/(loss) on investments	(41,417,912)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(41,643,834)

The accompanying notes are an integral part of the financial statements.
16

ADARA SMALLER COMPANIES FUND

Statements of Changes in Net Assets

	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018(1)
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income/(loss)	$(225,922)	$(211,235)
Net realized gain/(loss) from investments	4,988,025	38,840,504
Net change in unrealized appreciation/(depreciation) on investments	(46,405,937)	51,272,470
Net increase/(decrease) in net assets resulting from operations	(41,643,834)	89,901,739

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Total distributable earnings	(38,776,479)	(10,628,260)
Net decrease in net assets from dividends and distributions to shareholders	(38,776,479)	(10,628,260)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	26,867,823	17,644,311
Reinvestment of distributions	34,269,675	9,704,541
Shares redeemed	(38,209,914)	(19,750,651)
Net increase/(decrease) in net assets resulting from capital share transactions	22,927,584	7,598,201
Total increase/(decrease) in net assets	(57,492,729)	86,871,680

NET ASSETS:
Beginning of period	349,352,057	262,480,377
End of period	$291,859,328	$349,352,057

SHARE TRANSACTIONS:
Shares sold	2,069,021	1,198,238
Shares reinvested	2,836,894	714,620
Shares redeemed	(3,114,162)	(1,350,953)
Net increase/(decrease) in shares	1,791,753	561,905

(1)

The following information was previously reported in the August 31, 2018 financial statements. See Note 6 for more details on the Securities and Exchange Commission’s (“SEC”) Final Rule on Disclosure Update and Simplification. Dividends and distributions to shareholders from net realized capital gains were $(10,628,260) during the year ended August 31, 2018, and undistributed/accumulated net investment income/(loss) as of August 31, 2018 was $0.

The accompanying notes are an integral part of the financial statements.
17

ADARA SMALLER COMPANIES FUND

Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Period October 21, 2014(1) to August 31, 2015
Per Share Operating Performance
Net asset value, beginning of period	$16.76	$12.94	$11.20	$10.59	$10.00
Net investment income/(loss)(2)	(0.01)	(0.01)	(0.02)	(0.03)	(0.04)
Net realized and unrealized gain/(loss) from investments	(1.99)	4.36	1.76	0.64	0.63
Net increase/(decrease) in net assets resulting from operations	(2.00)	4.35	1.74	0.61	0.59
Dividends and distributions to shareholders from:
Net realized capital gains	(1.87)	(0.53)	—	— (3)	—
Total dividends and distributions to shareholders	(1.87)	(0.53)	—	—	—
Net asset value, end of period	$12.89	$16.76	$12.94	$11.20	$10.59
Total investment return/(loss)(4)	(11.16)%	34.54%	15.54%	5.76%	5.90	%(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$291,859	$349,352	$262,480	$225,101	$212,934
Ratio of expenses to average net assets	0.93%	0.90%	0.92%	1.15%	1.15	%(6)
Ratio of net investment income/(loss) to average net assets	(0.08)%	(0.07)%	(0.15)%	(0.26)%	(0.41	)%(6)
Portfolio turnover rate	80%	86%	88%	101%	95	%(5)

(1)	Commencement of operations.

(2)	Calculated based on average shares outstanding for the period.

(3)	Amount represents less than $0.005 per share.

(4)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(5)	Not annualized.

(6)	Annualized.

The accompanying notes are an integral part of the financial statements.
18

ADARA SMALLER COMPANIES FUND

NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 2019

1. Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has thirty-three separate investment portfolios, including the Adara Smaller Companies Fund (the “Fund”), which commenced investment operations on October 21, 2014.

RBB has authorized capital of one hundred billion shares of common stock of which 87.423 billion shares are currently classified into one hundred and eighty-five classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The Fund’s investment objective seeks capital appreciation.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services - Investment Companies”.

The end of the reporting period for the Fund is August 31, 2019, and the period covered by these Notes to Financial Statements is for the fiscal period ended August 31, 2019 (the “current fiscal period”).

PORTFOLIO VALUATION – The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies, if any, are valued based on the NAV of those investment companies (which may use fair value pricing as disclosed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

FAIR VALUE MEASUREMENTS – The inputs and valuation techniques used to measure the fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

● Level 1 —	Prices are determined using quoted prices in active markets for identical securities.

● Level 2 —	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

● Level 3 —	Prices are determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

19

ADARA SMALLER COMPANIES FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2019

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Fund’s investments carried at fair value:

	Total	Level 1	Level 2	Level 3
Common Stocks	$273,102,185	$273,102,185	$—	$—
Short-Term Investments	18,634,778	18,634,778	—	—
Total Investments*	$291,736,963	$291,736,963	$—	$—

* Please refer to the Portfolio of Investments for further details.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for Level 3 transfers are disclosed if the Fund had an amount of total Level 3 transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Fund had no Level 3 transfers.

REITS — The Fund has made certain investments in real estate investment trusts (“REITs”) which pay dividnds to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its annual distributions to shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — The Fund records security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income (including amortization of premiums and accretion of discounts) is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund’s investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are

20

ADARA SMALLER COMPANIES FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2019

allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred on behalf of a specific class, fund or fund family of the Company are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions from net realized capital gains (including net short-term capital gains), if any, are declared and paid at least annually to shareholders recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

CASH AND CASH EQUIVALENTS — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

OTHER — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, the Fund expects the risk of material loss from such claims to be remote.

2. Investment Adviser and Other Services

Altair Advisers, LLC (“Altair” or the “Adviser”) serves as the investment adviser to the Fund. Aperio Group, LLC, Driehaus Capital Management, LLC, Granite Investment Partners, LLC, Pacific Ridge Capital Partners, LLC, Pier Capital, LLC and River Road Asset Management, LLC each serve as an investment sub-adviser (“Sub-Adviser”) to the Fund.

The Fund is managed by the Adviser and one or more Sub-Advisers unaffiliated with the Adviser. The Adviser also has the ultimate responsibility to oversee the Sub-Advisers, and to recommend their hiring, termination and replacement, subject to approval by the Board. The Adviser has an investment team that is jointly responsible for the day-to-day management of the Fund. The Sub-Advisers provide investment advisory services to the portion of the Fund’s portfolio allocated to them by the Adviser. The Adviser and the Fund have entered into sub-advisory agreements with the Sub-Advisers to manage the Fund, subject to supervision of the Adviser and the Board, and in accordance with the investment objective and restrictions of the Fund. The Fund compensates the Sub-Advisers for their services at an annual rate based on the Fund’s average daily net assets, (the “Sub-Advisory Fee”), not to exceed 1.00%, payable on a monthly basis in arrears.

During the current fiscal period, collectively, sub-advisory fees accrued were $2,293,440, or the rate of 0.77%.

The Fund is currently only available to clients of the Adviser and to other investors at the Fund’s discretion. The Adviser does not receive a separate management fee from the Fund. However, pursuant to the Fund’s investment advisory agreement with the Adviser, the Adviser is entitled to receive reimbursement for out-of-pocket expenses it incurs in connection with its compliance monitoring of Fund trading, up to 0.01% of the Fund’s average daily net assets.

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as administrator for the Fund. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

21

ADARA SMALLER COMPANIES FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2019

Fund Services serves as the Fund’s transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Quasar Distributors, LLC serves as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with RBB.

For compensation amounts paid to Fund Services and the Custodian, please refer to the Statement of Operations.

3. Director and Officer Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. Employees of Vigilant Compliance, LLC serve as President, Chief Compliance Officer and Assistant Treasurer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. An employee of RBB serves as Treasurer and Secretary, and is compensated for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Fund or the Company. For Director and Officer compensation amounts, please refer to the Statement of Operations.

4. Purchases and Sales of Investment Securities

During the current fiscal period, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

PURCHASES	SALES
$227,667,022	$246,275,767

There were no purchases or sales of long-term U.S. Government securities during the current fiscal period.

5. Federal Income Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2019, the federal tax cost and aggregate gross unrealized appreciation and depreciation of investments held by the Fund were as follows:

FEDERAL TAX COST	UNREALIZED APPRECIATION	UNREALIZED (DEPRECIATION)	Net Unrealized Appreciation/ (Depreciation)
$236,284,618	$76,532,457	$(21,080,112)	$55,452,345

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes

22

ADARA SMALLER COMPANIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

AUGUST 31, 2019

may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

Permanent differences as of August 31, 2019, primarily attributable to current year write-off of PFIC sales and distributions, were reclassified among the following accounts:

Distributable earnings/(loss)	PAID-IN CAPITAL
$—	$—

As of August 31, 2019, the components of distributable earnings on a tax basis were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	CAPITAL LOSS CARRYFORWARDS	NET UNREALIZED APPRECIATION/ (DEPRECIATION)	QUALIFIED LATE-YEAR LOSSES
$—	$11,161,988	$—	$55,452,345	$11,346,177

The differences between the book and tax basis components of distributable earnings relate primarily to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains, if applicable, are reported as ordinary income for federal income tax purposes.

The tax character of dividends and distributions paid during the fiscal year ended August 31, 2019 were as follows:

	ORDINARY INCOME	LONG-TERM GAINS	TOTAL
2019	$11,724,339	$27,052,140	$38,776,479
2018	1,402,124	9,226,136	10,628,260

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and August 31 and late year ordinary losses ((i) ordinary losses between January 1 and August 31, and (ii) specified ordinary and currency losses between November 1 and August 31) as occurring on the first day of the following tax year. For the fiscal year ended August 31, 2019, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until September 1, 2019. The Fund deferred qualified late-year losses of $11,346,177 which will be treated as arising on the first business day of the following fiscal year.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. As of August 31, 2019, the Fund had no capital loss carryforwards.

6. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurement. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all affected entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An affected entity is permitted to adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of additional disclosures, which are required for public

23

ADARA SMALLER COMPANIES FUND

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

AUGUST 31, 2019

companies only, until their effective date. Management evaluated the impact of these changes on the Fund’s financial statements and has elected to early adopt the removed and modified disclosures effective February 28, 2019. The impact of adoption was limited to changes in the financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy. Management is still evaluating the impact of the additional disclosure requirements.

In August 2018, the SEC released its Final Rule on Disclosure Update and Simplification, which amends certain disclosure requirements effective for filings subsequent to November 5, 2018. As of February 28, 2019, management has adopted this amendment. The amendment requires presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities. The amendment also requires presentation of the total distributions, rather than the components thereof, on the Statements of Changes in Net Assets and removes the requirement for disclosure of accumulated net investment income/(loss) on a book basis. These changes generally simplify the disclosure of information without significantly altering the information provided to investors.

7. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no significant events requiring recognition or disclosure in the financial statements.

24

ADARA SMALLER COMPANIES FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of The RBB Fund, Inc. and Shareholders of Adara Smaller Companies Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Adara Smaller Companies Fund (the “Fund”), a separately managed portfolio of The RBB Fund, Inc., as of August 31, 2019, the related statement of operations for the year ended August 31, 2019, the statement of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania
October 25, 2019

We have served as the auditor of one or more Altair Advisers, LLC investment companies since 2015.

25

ADARA SMALLER COMPANIES FUND

SHAREHOLDER TAX INFORMATION (UNAUDITED)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable period ended August 31, 2019. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ending December 31, 2019. During the fiscal year ended August 31, 2019, the following dividends and distributions were paid by the Fund:

Ordinary Income	Long-Term Gains
$11,724,339	$27,052,140

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Under the Jobs and Growth Tax relief Reconciliation Act of 2003 the following percentages of ordinary dividends paid during the fiscal year ended August 31, 2019 are designated as “qualified dividend income,” as defined in the Act, and are subject to reduced tax rates:

Adara Smaller Companies Fund	31.83%

The percentage of total ordinary income dividends paid qualifying for the corporate dividends received deduction for the Fund is as follows:

Adara Smaller Companies Fund	30.78%

The percentage of ordinary income distributions designated as qualified short-term gains pursuant to the American Job Creation Act of 2004 is as follows:

Adara Smaller Companies Fund	98.85%

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2019. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2020.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

26

ADARA SMALLER COMPANIES FUND

Other Information (Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling (844) 261-6482 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q or as an exhibit to its reports on Form N-Q’s successor, N-PORT. The Company’s Form N-Q is available on the SEC website at http://www.sec.gov.

approval of investment advisory agreement

As required by the Investment Company Act of 1940, as amended (the “1940 Act”), the Board of Directors (the “Board”) of the Company, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered (1) the renewal of the investment advisory agreement between Altair and the Company (the “Investment Advisory Agreement”) on behalf of the Fund, and (2) the renewal of the sub-advisory agreements among Altair, the Company and each of Aperio Group, LLC, Driehaus Capital Management, LLC, Granite Investment Partners, LLC, Pacific Ridge Capital Partners, LLC, Pier Capital, LLC, and River Road Asset Management, LLC (collectively, the “Sub-Advisers”) (together, the “Sub-Advisory Agreements”), at a meeting of the Board held on May 15-16, 2019 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreement and the Sub-Advisory Agreements for an additional one-year term. The Board’s decision to approve the Investment Advisory Agreement and the Sub-Advisory Agreements reflects the exercise of its business judgment to continue the existing arrangement. In approving the Investment Advisory Agreement and the Sub-Advisory Agreements, the Board considered information provided by Altair and each of the Sub-Advisers with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Investment Advisory Agreement and the Sub-Advisory Agreements between the Company and Altair with respect to the Fund, the Directors took into account all materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of services provided to the Fund by Altair and each Sub-Adviser; (ii) descriptions of the experience and qualifications of the personnel providing those services; (iii) Altair’s and the Sub-Advisers’ investment philosophies and processes; (iv) Altair’s and the Sub-Advisers’ assets under management and client descriptions; (v) Altair’s and the Sub-Advisers’ soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Altair’s and the Sub-Advisers’ advisory fee arrangements and other similarly managed clients, as applicable; (vii) Altair’s and the Sub-Advisers’ compliance procedures; (viii) Altair’s and the Sub-Advisers’ financial information and insurance coverage; (ix) the extent to which economies of scale are relevant to the Fund; (x) a report prepared by Broadridge/Lipper comparing the Fund’s management fees and total expense ratio to those of its Lipper Group and comparing the performance of the Fund to the performance of its Lipper Group; and (xi) a report comparing the performance of the Fund to the performance of its benchmark.

As part of their review, the Directors considered the nature, extent and quality of the services provided by Altair and each Sub-Adviser. The Directors concluded that Altair and each Sub-Adviser had substantial resources to provide services to the Fund, and that Altair’s and the Sub-Advisers’ services had been acceptable.

27

ADARA SMALLER COMPANIES FUND

Other Information (Unaudited) (CONCLUDED)

The Directors also considered the investment performance of the Fund and considered the Fund’s investment performance in light of its investment objective and investment strategies. The Directors noted that the Fund had outperformed its primary benchmark for the year-to-date, one- and three-year periods ended March 31, 2019. The Directors also considered the Fund’s 1st quintile ranking within its Lipper Performance Group and Lipper Performance Universe for the one-, two-, three-, four-year and since-inception periods ended December 31, 2018.

The Board also considered the advisory fee rate payable by the Fund under the Investment Advisory Agreement. In this regard, information on the fees paid by the Fund and the Fund’s total operating expense ratio were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that the Fund’s actual advisor fees ranked in the 2nd quintile of its Lipper Expense Group, and that the total expenses of the Fund ranked in the in the 2nd quintile of its Lipper Expense Group and Lipper Expense Universe. The Directors considered that the Fund does not pay a contractual management fee to Altair, but instead reimburses for out-of-pocket expenses in connection with its compliance monitoring of the Fund’s trading, up to 0.01% of the Fund’s average daily net assets. The Directors also considered the fees payable to each Sub-Adviser under the Sub-Advisory Agreement.

After reviewing the information regarding Altair’s and the Sub-Advisers’ costs, profitability and economies of scale, and after considering the services to be provided by Altair and the Sub-Advisers, the Directors concluded that the investment advisory fees to be paid by the Fund to Altair and the sub-advisory fees to be paid to each Sub-Adviser were fair and reasonable and that the Investment Advisory Agreement and Sub-Advisory Agreements should be approved and continued for an additional one-year period ending August 16, 2020.

28

ADARA SMALLER COMPANIES FUND

Company Management (Unaudited)

Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (844) 261-6482.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 86	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	33	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 615 East Michigan Street Milwaukee, WI 53202 Age: 80	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since 2004, Director of Cornerstone Bank.	33	None
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 52	Director	2012 to present	Since 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	33

Emtec, Inc.; FS Investment Corporation (business development company) (until December 2018); FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios)(registered investment company).

29

ADARA SMALLER COMPANIES FUND

Company Management (Unaudited) (continued)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 76	Director	2006 to present	Since 1997, Consultant, financial services organizations.	33

IntriCon Corporation (biomedical device manufacturer); Kalmar Pooled Investment Trust (registered investment company) (until September 2017); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance).

Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 71	Chairman Director	2005 to present 1991 to present	From 2006-2016, Co-Founder and Chief Executive Officer, Lifebooker, LLC (online beauty and health appointment booking service).	33	Independent Trustee of EIP Investment Trust (registered investment company).
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 59	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm); from 1983-2014, Chief Executive Officer and various positions, Pershing LLC (broker dealer, clearing and custody firm).	33

WisdomTree Investments, Inc. (asset management company) (until March 2019); Fidelity National Information Services, Inc. (financial services technology company) Ameriprise Financial, Inc. (financial services company)

Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 78	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	33	Reich and Tang Group (asset management) (until 2015).

30

ADARA SMALLER COMPANIES FUND

Company Management (Unaudited) (continued)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INTERESTED DIRECTOR[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 81	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director - Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	33	None
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 56	President Chief Compliance Officer	2009 to present 2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company).	N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 58	Treasurer and Secretary	2016 to present

Since 2016, Treasurer and Secretary of The RBB Fund, Inc.; from 2005 to 2016, Assistant Treasurer of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).

				N/A	N/A
Robert Amweg Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 66	Assistant Treasurer	2016 to present

Since 2013, Compliance Director, Vigilant Compliance, LLC (investment management services company); since 2012, Consultant to the financial services industry; from 2007 to 2012, Chief Financial Officer and Chief Accounting Officer, Turner Investments, LP (registered investment company).

				N/A	N/A

31

ADARA SMALLER COMPANIES FUND

Company Management (Unaudited) (continued)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 36	Assistant Treasurer	2018 to present	Since 2016, Assistant Vice President, U.S. Bancorp Fund Services, LLC (fund administrative services firm); from 2007 to 2016, Supervisor, Nuveen Investments (registered investment company).	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 48	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 60	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 40	Assistant Secretary	2017 to present	Partner, Drinker Biddle & Reath LLP (law firm) (2017-Present); Drinker Biddle & Reath LLP (2006-Present).	N/A	N/A

*	Each Director oversees 33 portfolios of the Company.

1.

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

32

ADARA SMALLER COMPANIES FUND

Company Management (Unaudited) (CONCLUDED)

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the past five years. Each Director possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Straniere has been a practicing attorney for over 30 years and also serves on the boards of an asset management company and another registered investment company. Mr. Brodsky has over 40 years of senior executive level management experience in the cable television and communications industry. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Carnall has decades of senior executive-level management experience in the banking and financial services industry and also serves on the boards of various corporations and a bank. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing and investment services industry and service on securities industry and investment company boards.

33

ADARA SMALLER COMPANIES FUND

PRIVACY NOTICE (Unaudited)

FACTS	WHAT DOES THE ADARA SMALLER COMPANIES FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Adara Smaller Companies Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your information	Does the Adara Smaller Companies Fund share?	Can you limit this sharing?
For our everyday business purpose — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-844-261-6482

34

ADARA SMALLER COMPANIES FUND

PRIVACY NOTICE (Unaudited)

What we do
How does the Adara Smaller Companies Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Adara Smaller Companies Fund collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes — information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Our affiliates include Altair Advisers, LLC, the investment adviser to the Adara Smaller Companies Fund.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Adara Smaller Companies Fund doesn’t share with nonaffiliates so they can market to you.
Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

● Adara Smaller Companies Fund may share your information with other financial institutions with whom they have joint marketing arrangements who may suggest additional fund services or other investments products which may be of interest to you. We do not currently have any joint marketing arrangements with other financial institutions.

35

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Investment Adviser
Altair Advisers, LLC
303 West Madison Street, Suite 600
Chicago, IL 60606

Administrator and Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

Principal Underwriter
Quasar Distributors, LLC
777 East Wisconsin Avenue, Floor 6
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
Two Commerce Square
2001 Market Street, Suite 1800
Philadelphia, PA 19103

Legal Counsel
Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

ADA-AR19

AQUARIUS INTERNATIONAL FUND

of

The RBB Fund, Inc.

ANNUAL REPORT

August 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-844-261-6482.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-844-261-6482 to inform the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

This report is submitted for the general information of the shareholders of the Fund.
It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

AQUARIUS INTERNATIONAL FUND

ANNUAL INVESTMENT ADVISER’S REPORT

AUGUST 31, 2019 (UNAUDITED)

Dear Shareholder,

The Aquarius International Fund (the “Fund”) generated a loss of 2.12% during the fiscal year ended August 31, 2019, slightly better than the 2.78% loss of the benchmark MSCI ACWI ex USA Index during the period.

International equities were pressured during the fiscal year by the U.S.-China trade war, which affected global trade and weighed on economic growth. The loss was felt across global asset classes but was elevated among emerging markets. The MSCI EAFE Index for international developed markets declined 2.75% over the Fund’s fiscal year ended August 31, 2019, while the MSCI Emerging Markets Index fell 3.99% over the same period.

Altair launched the Fund as a vehicle for clients to access high quality managers in the international and emerging-markets equity asset classes. The Fund is managed by four underlying sub-advisers: international developed managers Mawer Investment Management Ltd. and Setanta Asset Management Limited, emerging markets manager Driehaus Capital Management LLC, and Aperio Group, LLC, a tax-loss harvesting manager. During the 2019 fiscal year, returns for the underlying sub-advisers were as follows: Driehaus Capital Management LLC +2.96%, Mawer Investment Management Ltd. -2.06%, Setanta Asset Management Limited -4.51% and Aperio Group, LLC-7.08%.

Altair believes international equities play an important role in a diversified portfolio. By investing directly in overseas companies, the potential exists to obtain exposure to economies with higher growth or companies trading at more attractive valuations than similar companies in the United States. International equities also can help mitigate certain risks associated with investing only in U.S. companies and the dollar. We continue to believe international equities represent an opportunity for U.S. investors to diversify their equity portfolios.

Sincerely,
Altair Advisers LLC

Opinions expressed are those of the Investment Adviser and are subject to change, are not guaranteed and should not be considered investment advice.

Diversification does not assure a profit or protect against a loss in a declining market.

Past performance does not guarantee future results.

MSCI ACWI ex USA Index is a stock market index measuring the performance of large and mid cap stocks across 22 of 23 developed markets countries* (excluding the U.S.) and 26 emerging markets countries.** With 2,215 constituents, the index covers approximately 85% of the global equity opportunity set outside the US.

MSCI EAFE Index is a stock market index measuring the performance of large and mid cap stocks across 21 Developed Markets countries* around the world, excluding the US and Canada. With 923 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

MSCI Emerging Markets Index is a stock market index measuring the performance of large and mid cap stocks across 26 emerging markets countries.** With 1,202 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

*

DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK.

**

EM countries include: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

It is not possible to invest directly in an index.

Must be preceded or accompanied by a prospectus.

1

AQUARIUS INTERNATIONAL FUND

Annual Report
Performance Data

AUGUST 31, 2019 (UNAUDITED)

Comparison of Change in Value of $10,000 Invested in Aquarius International Fund
vs. MSCI ACWI EX USA INDEX

This chart assumes a hypothetical $10,000 initial investment in the Fund made on April 17, 2018 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the MSCI ACWI ex USA Index is unmanaged, and does not incur expenses and is not available for investment.

Average Annual Total Returns for the Period Ended August 31, 2019
	One Year	Since Inception
Aquarius International Fund	-2.12%	-4.36%*
MSCI AC WORLD INDEX ex USA Gross Index	-2.78%	-4.73%**

*	The Fund commenced operations on April 17, 2018.

**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling (844) 261-6482.

The Fund’s total annual Fund operating expenses, as stated in the current prospectus dated December 31, 2018, are 0.82% of average daily net assets. This ratio may differ from the actual expenses incurred by the Fund for the period covered by this report.

The Fund invests in common stocks, preferred stocks, warrants to acquire common stocks and securities convertible into common stocks. Portfolio composition is subject to change.

The MSCI ACWI ex USA Index captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 24 Emerging Markets (EM) countries. With 2,137 constituents, the index covers approximately 85% of the global equity opportunity set outside the US.

Investment Considerations

Investing in the Fund involves risk and an investor may lose money. The success of the Fund’s strategy depends on the Adviser’s ability to select Sub-Advisers and each manager’s ability to select investments for the Fund. The Fund may invest in riskier type investments including small, micro-cap and large cap stocks, IPOs, special situations, foreign markets, emerging markets and illiquid securities all of which may be more volatile and less liquid.

2

AQUARIUS INTERNATIONAL FUND

Fund Expense Example

AUGUST 31, 2019 (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2019 through August 31, 2019 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Expenses Paid During Period*	Annualized Expense Ratio	Actual Six Month Total Investment Return
Actual	$ 1,000.00	$ 1,009.20	$0.00	0.92%	0.00%
Hypothetical (5% return before expenses)	1,000.00	1,025.21	0.00	2.52	N/A

*

Expenses are equal to the Fund’s annualized since inception expense ratio, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period. The Fund’s ending account value on the first line in the table is based on the actual six-month total investment return for the Fund.

3

AQUARIUS INTERNATIONAL FUND

Portfolio Holdings Summary Table

August 31, 2019 (UNAUDITED)

The following table presents a summary by security type of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Banks	8.2%	$13,225,503
Pharmaceuticals	7.5	12,100,378
Insurance	5.8	9,524,170
Telecommunications	4.6	7,544,191
Beverages	4.5	7,421,269
Commercial Services	4.5	7,308,798
Chemicals	3.7	6,013,343
Oil & Gas	3.7	6,008,590
Food	3.1	5,099,921
Semiconductors	3.1	5,018,144
Internet	3.0	4,952,171
Retail	2.9	4,757,578
Investment Companies	2.6	4,234,029
Diversified Financial Services	2.5	4,014,512
Machinery-Diversified	2.2	3,513,878
Electronics	1.9	3,102,343
Cosmetics/Personal Care	1.6	2,669,079
Software	1.6	2,658,679
Building Materials	1.5	2,440,852
Apparel	1.5	2,400,780
Media	1.4	2,354,376
Miscellaneous Manufacturing	1.1	1,871,737
REITS	1.0	1,661,215
Distribution/Wholesale	1.0	1,610,449
Lodging	0.9	1,533,904
Healthcare-Products	0.9	1,411,914
Airlines	0.9	1,401,341
Food Service	0.8	1,376,279
Real Estate	0.8	1,376,021
Healthcare-Services	0.8	1,316,946
Mining	0.7	1,225,218
Electrical Components & Equipment	0.7	1,223,083
Home Builders	0.7	1,067,533
Transportation	0.6	1,045,371
Auto Manufacturers	0.6	1,013,724
Electric	0.6	1,001,115
Agriculture	0.6	997,932
Water	0.6	976,233
Auto Parts & Equipment	0.5	704,091
Household Products/Wares	0.4%	$612,240
Computers	0.4	593,099
Aerospace/Defense	0.3	509,214
Machinery-Construction & Mining	0.3	498,547
Engineering & Construction	0.2	407,081
Hand/Machine Tools	0.2	360,085
Pipelines	0.2	273,766
Gas	0.2	264,499
Biotechnology	0.2	263,168
Private Equity	0.2	247,931
Home Furnishings	0.1	235,673
Advertising	0.1	222,152
Office & Business Equipment	0.1	202,875
Leisure Time	0.1	188,886
Iron/Steel	0.1	181,857
Oil & Gas Services	0.1	177,722
Energy-Alternate Sources	0.1	144,480
Toys/Games/Hobbies	0.1	139,417
Forest Products & Paper	0.1	119,684
Holding Companies-Diversification	0.1	104,282
Entertainment	0.0	45,532
EXCHANGE TRADED FUNDS:
Other Investment Pools and Funds	0.2	310,911
Diversified Financial Services	0.1	229,605
PREFERRED STOCKS:
Cosmetics/Personal Care	0.5	731,877
Semiconductors	0.4	632,019
Chemicals	0.3	534,632
Banks	0.3	492,958
Telecommunications	0.0	67,237
Iron/Steel	0.0	45,997
Electric	0.0	31,219
SHORT-TERM INVESTMENTS	9.1	14,868,944
OTHER ASSETS IN EXCESS OF LIABILITIES	0.3	460,299
NET ASSETS	100.0%	$163,374,578

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.
4

AQUARIUS INTERNATIONAL FUND

Portfolio of Investments

August 31, 2019

	Number of Shares	Value
COMMON STOCKS — 88.8%

Advertising — 0.1%
WPP, PLC	18,778	$222,152
Aerospace/Defense — 0.3%
Airbus SE, ADR	4,324	148,832
BAE Systems PLC, SP ADR	3,620	96,618
CAE, Inc.	2,943	77,018
Embraer SA, SP ADR	2,135	37,426
Rolls-Royce Holdings, PLC, SP ADR	2,991	28,205
Rolls-Royce Holdings, PLC	2,681	25,197
Safran SA	231	33,551
Safran SA, ADR	1,720	62,367
		509,214
Agriculture — 0.6%
British American Tabacco, PLC, SP ADR	2,579	90,523
Imperial Brands, PLC, SP ADR	4,738	123,141
Origin Enterprises, PLC	147,132	784,268
		997,932
Airlines — 0.9%
Aeroflot PJSC	21,076	34,674
Copa Holdings SA, Class A	1,771	182,732
Latam Airlines Group SA, SP ADR	7,024	58,229
Pegasus Hava Tasimaciligi AS*	3,586	43,710
Ryanair Holding, PLC, SP ADR*	18,883	1,081,996
		1,401,341
Apparel — 1.5%
Adidas AG, SP ADR	892	132,413
Fila Korea Ltd.	1,794	84,794
Gildan Activewear, Inc.	2,356	86,418
Hermes International	80	54,631
Kering SA, ADR	360	17,485
Kering SA	139	67,352
LVMH Moet Hennessy Louis Vuitton SE	3,440	1,371,820
LVMH Moet Hennessy Louis Vuitton SE, ADR	2,915	232,588
Shenzhou International Group Holdings, Ltd.	26,039	353,279
		2,400,780
Auto Manufacturers — 0.6%
BYD Co., Ltd., ADR	1,408	14,601
Daimler AG	1,552	72,897
Ferrari NV	366	57,736
Fiat Chrysler Automobiles NV	4,285	56,305
Geely Automobile Holdings Ltd., ADR	883	27,082
Geely Automobile Holdings Ltd.	6,982	10,756

	Number of Shares	Value
Auto Manufacturers — (Continued)
Hyundai Motor Co.	427	$45,388
Peugeot SA	1,067	23,855
Subaru Corp.	2,000	53,511
Suzuki Motor Corp.	400	15,400
Tata Motors, Ltd., SP ADR*	4,891	40,204
Toyota Motor Corp., SP ADR	3,440	449,367
Volkswagen AG	168	27,474
Volkswagen AG, ADR	3,570	58,012
Volvo AB, Class B, ADR	785	10,817
Volvo AB, Class B	3,636	50,319
		1,013,724
Auto Parts & Equipment — 0.5%
Bridgestone Corp.	1,219	46,165
Cie Generale des Etablissements Michelin SCA, ADR	1,905	40,127
Continental AG	83	10,016
Denso Corp., ADR	660	13,814
Denso Corp.	734	30,753
Fuyao Glass Industrials Group, Ltd. (a)	116,000	329,976
Hyundai Mobis Co., Ltd.	267	54,880
Mando Corp.	2,597	73,253
Michelin	299	31,479
Sumitomo Electric Industries, Ltd.	2,800	32,925
Valeo SA, SP ADR	1,646	22,534
Valeo SA	664	18,169
		704,091
Banks — 8.2%
Abu Dhabi Community Bank.	72,560	171,638
Agricultural Bank of China Ltd.	130,000	49,979
Aozora Bank Ltd.	1,000	23,084
Australia & New Zealand Banking Group, Ltd., SP ADR	1,618	29,043
Australia & New Zealand Banking Group, Ltd.	4,273	76,865
Banco do Brasil SA, SP ADR	4,966	55,172
Banco Santander Brasil SA, ADR	4,470	45,818
Banco Santander Chile, ADR	3,575	101,530
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, ADR	6,639	41,693
Banco Santander SA, SP ADR	26,482	99,307
Bangkok Bank PCL	113,800	636,851
Bank Central Asia Tbk PT	179,638	385,551
Bank Leumi Le Israel	174,384	1,188,229
Bank Mandiri Persero Tbk PT, ADR	6,234	62,434
Bank of China, Ltd.	41,028	15,688
Bank of Ireland Group, PLC	213,775	812,921

The accompanying notes are an integral part of the financial statements.
5

AQUARIUS INTERNATIONAL FUND

Portfolio of Investments (Continued)

August 31, 2019

	Number of Shares	Value
Banks — (Continued)
Bank Rakyat Indonesia Persero Tbk PT, ADR	2,219	$32,974
Barclays, PLC, SP ADR	6,946	46,121
BDO Unibank, Inc.	83,500	238,926
BNP Paribas SA	1,469	66,216
BNP Paribas SA, ADR	3,020	68,010
CaixaBank SA	8,352	18,952
China Construction Bank Corp.	74,614	55,447
China Merchants Bank Co., Ltd.	6,063	27,508
China Merchants Bank Co., Ltd., ADR	554	12,559
China Minsheng Banking Corp., Ltd.	77,000	50,593
CITIC, Ltd.	15,542	18,375
Commercial International Bank Egypt SAE	41,248	199,834
Commerzbank AG, SP ADR	2,429	13,675
Commerzbank AG	4,316	24,466
Commonwealth Bank Of Australia	2,556	135,952
Commonweatlh Bank Of Australia, SP ADR	334	17,712
Credicorp, Ltd.	1,348	279,198
Credit Agricole SA	2,988	34,061
Credit Suisse Group AG, SP ADR*	9,439	110,248
Dah Sing Financial Holdings, Ltd.	115,200	422,618
Danske Bank A/S	1,799	23,684
Danske Bank A/S, SP ADR	3,496	23,178
DBS Group Holdings, Ltd.	55,600	980,400
DBS Group Holdings, Ltd., SP ADR	2,231	156,817
DNB ASA, SP ADR	1,877	30,201
DNB ASA	2,001	32,237
Erste Group Bank AG*	1,151	37,021
Erste Group Bank AG, SP ADR	2,034	32,845
FirstRand, Ltd.	11,220	44,397
Fukuoka Financial Group, Inc.	2,000	34,351
Grupo Financiero Banorte SAB de CV, SP ADR	1,841	49,615
Hang Seng Bank, Ltd.	1,800	37,496
HDFC Bank, Ltd.	31,940	998,525
HDFC Bank, Ltd., ADR	3,123	336,659
HSBC Holdings, PLC, SP ADR	8,995	322,921
ICICI Bank, Ltd., SP ADR	60,845	683,289
Industrial & Commerical Bank China, Ltd., ADR	1,942	24,314
Industrial & Commerical Bank China, Ltd.	323,597	204,079
ING Groep NV, SP ADR	10,206	97,467
Intesa Sanpaolo	9,153	20,141
Intesa Sanpaolo SpA, SP ADR	2,278	30,092
Kasikornbank PCL, ADR	4,440	92,929

	Number of Shares	Value
Banks — (Continued)
Kasikornbank PCL, NVDR	18,111	$94,556
Kotak Mahindra Bank, Ltd.	11,719	235,067
Lloyds Banking Group PLC, ADR	26,067	62,300
Macquarie Group, Ltd.	679	56,607
Macquarie Group, Ltd., ADR	272	22,566
Mediobanca Banca di Credito Finanziario SpA	2,387	23,723
Mitsubishi UFJ Financial Group Inc., SP ADR	32,727	157,744
Mitsubishi UFJ Financial Group, Inc., SP ADR	11,911	57,331
Mizuho Financial Group, Inc.	35,600	51,728
National Australia Bank, Ltd.	1,788	32,953
National Australia Bank, Ltd., SP ADR	2,302	21,305
Nedbank Group, Ltd.	1,180	17,594
Nedbank Group, Ltd., SP ADR	627	9,330
Nordea Bank Abp	93	580
OTP Bank, PLC	5,719	228,043
Oversea-Chinese Bank Corp., Ltd.	6,614	50,690
Powszechna Kasa Oszczednosci Bank Polski SA	10,385	102,183
Resona Holdings, Inc.	9,918	38,873
Royal Bank Canada	3,528	263,753
Sberbank Russia, SP ADR	14,617	200,691
Shinhan Financial Group Co., Ltd., ADR	2,523	84,369
Shinhan Financial Group Co., Ltd.	1,996	67,186
Skandinaviska Enskilda Banken AB, Class A	2,420	20,826
Societe Generale SA, SP ADR	11,240	57,751
Societe Generale SA	1,533	38,807
Standard Bank Group Ltd.	10,733	125,580
Standard Chart, PLC	4,927	37,442
Sumitomo Mitsui Financial Group Inc., SP ADR	34,185	222,544
Toronto-Dominion Bank, (The)	4,300	233,017
UBS Group AG*	4,093	43,458
UBS Group AG-CVA*	9,031	95,729
UniCredit SpA, ADR	6,246	34,415
UniCredit SpA	3,419	38,028
United Overseas Bank, Ltd., SP ADR	1,440	51,797
United Overseas Bank, Ltd.	3,027	54,356
Westpac Banking Corp., SP ADR	13,894	263,708
Woori Financial Group, Inc.	3,429	33,743
Woori Financial Group, Inc., SP ADR	1,132	33,224
		13,225,503

The accompanying notes are an integral part of the financial statements.
6

AQUARIUS INTERNATIONAL FUND

Portfolio of Investments (Continued)

August 31, 2019

	Number of Shares	Value
Beverages — 4.5%
Ambev SA, ADR	14,935	$67,805
Anheuser-Busch InBev SA NV	8,760	827,987
Anheuser-Busch InBev SA NV, SP ADR	1,873	176,998
Asahi Group Holdings Ltd.	800	37,296
Coca-Cola Amatil, Ltd.	237,694	1,738,965
Coca-Cola Bottlers Japan Holdings Inc.	1,000	21,719
Coca-Cola European Partners, PLC	1,923	108,342
Compania Cervecerias Unidas SA, SP ADR	4,606	104,096
Diageo, PLC	42,852	1,834,651
Diageo, PLC, SP ADR	1,670	286,038
Fomento Economico Mexicano SAB de CV, SP ADR	843	77,016
Heineken Holding NV	491	48,592
Heineken NV, SP ADR	720	38,340
Heineken NV	1,300	138,317
Kirin Holdings Co., Ltd., SP ADR	2,224	43,702
Kirin Holdings Co., Ltd.	1,057	20,861
Pernod Ricard SA	330	63,000
Pernod Ricard SA, ADR	1,910	72,962
Thai Beverage, PCL	1,863,000	1,206,312
Wuliangye Yibin Co., Ltd., Class A	25,669	508,270
		7,421,269
Biotechnology — 0.2%
BeiGene Ltd.*, ADR	238	34,213
CSL Ltd.	628	101,726
CSL Ltd., SP ADR	1,030	83,327
Genmab A/S*	184	37,613
H. Lundbeck A/S	173	6,289
		263,168
Building Materials — 1.5%
Anhui Conch Cement Co., Ltd., ADR	455	12,751
Anhui Conch Cement Co., Ltd.	3,500	19,647
Cemex SAB de CV, SP ADR	5,460	20,475
Cie de Saint-Gobain	862	31,081
CRH, PLC	27,245	911,826
CRH, PLC, SP ADR	3,605	121,200
Daikin Industries, Ltd., ADR	1,490	18,401
Daikin Industries, Ltd.	149	18,423
Geberit AG	90	41,031
HeidelbergCement AG	617	42,847
Imerys SA	579	23,642
LafargeHolcim, Ltd.*	797	37,834
Semen Indonesia Persero Tbk PT, ADR	2,553	47,460
Sika AG	7,511	1,081,044

	Number of Shares	Value
Building Materials — (Continued)
TOTO Ltd.	365	$13,190
		2,440,852
Chemicals — 3.7%
Air Liquide SA	13,636	1,899,904
Air Liquide SA, ADR	1,610	44,919
Akzo Nobel NV, SP ADR	1,443	43,088
Akzo Nobel NV	417	37,378
Asian Paints Ltd.	4,768	108,050
Covestro AG, SP ADR	736	16,692
Croda International PLC	18,230	1,046,547
Fuchs Petrolub SE	14,943	513,753
Givaudan SA	27	73,217
Givaudan SA, ADR	600	32,490
Kansai Paint Co., Ltd.	1,360	28,267
Kingboard Holdings Ltd.	6,500	15,178
Kuraray Co., Ltd.	8	91
LG Chem, Ltd.	190	51,980
Mitsubishi Chemical Holdings Corp.	6,000	41,127
Mitsubishi Gas Chemical Co, Inc.	3,000	36,021
Mitsui Chemicals, Inc.	1,022	21,803
Nippon Paint Holdings Co., Ltd.	422	19,943
Novozymes A/S	15,151	645,875
Novozymes A/S, ADR	573	24,339
Nutrien, Ltd.	2,400	120,864
Sasol Ltd.	1,347	25,535
Sasol Ltd., SP ADR	3,143	59,466
Shin Etsu Chemical Co., Ltd., ADR	2,744	69,094
Shin-Etsu Chemical Co., Ltd.	654	65,874
Umicore SA, ADR	3,052	24,355
UPL Ltd.	102,537	808,735
Yara International ASA	3,202	138,758
		6,013,343
Commercial Services — 4.5%
Adecco Group AG	374	19,744
Afya Ltd., Class A*	2,549	55,823
ALD SA (a)	43,354	650,043
Amadeus IT Group SA, ADR	460	34,362
Amadeus IT Holdings SA	9,710	724,080
Atlantia SpA	534	13,048
Experian PLC, SP ADR	2,262	69,647
Experian, PLC	2,543	78,211
IHS Markit, Ltd.*	6,980	457,958
Intertek Group, PLC	23,392	1,550,681
IWG, PLC	119,498	607,070
New Oriental Education & Tech Group Inc., SP ADR*	3,044	345,189
Recruit Holdings Co., Ltd.	1,992	60,318
RELX, PLC	67,207	1,612,713

The accompanying notes are an integral part of the financial statements.
7

AQUARIUS INTERNATIONAL FUND

Portfolio of Investments (Continued)

August 31, 2019

	Number of Shares	Value
Commercial Services — (Continued)
RELX, PLC, SP ADR	5,023	$120,803
Secom Co., Ltd.	358	30,504
SGS SA	299	736,513
TAL Education Group, ADR*	1,488	53,017
Transurban Group	6,366	64,079
Wirecard AG	156	24,995
		7,308,798
Computers — 0.4%
CGI, Inc.*	1,680	131,846
Globant S.A.*	1,278	121,321
Infosys Ltd., SP ADR	18,699	214,852
Tata Consultancy Services, Ltd.	3,851	121,860
Wipro Ltd., ADR	843	3,220
		593,099
Cosmetics/Personal Care — 1.6%
Essity AB	1,117	34,893
Kao Corp., ADR	2,590	37,374
Kao Corp.	1,250	90,199
LG Household & Health Care, Ltd.	214	208,780
L’Oreal SA	68	18,568
L’Oreal SA, ADR	3,400	185,538
Shiseido Co., Ltd.	626	51,156
Shiseido Co., Ltd., SP ADR	495	40,392
Unicharm Corp.	1,087	33,369
Unilever NV	2,067	128,340
Unilever NV-CVA	29,662	1,840,470
		2,669,079
Distribution/Wholesale — 1.0%
Bunzl, PLC	53,851	1,320,816
ITOCHU Corp., ADR	426	16,925
ITOCHU Corp.	3,700	73,714
Jardine Cycle & Carriage Ltd.	974	21,635
Mitsubishi Corp., SP ADR	413	20,040
Mitsubishi Corp.	881	21,427
Mitsui & Co., Ltd., SP ADR	37	11,600
Mitsui & Co., Ltd.	5,159	80,708
Sumitomo Corp.	15	225
Toyota Tsusho Corp.	1,400	43,359
		1,610,449
Diversified Financial Services — 2.5%
B3 SA - Brasil Bolsa Balcao	12,604	136,997
BOC Aviation Ltd. (a)	6,600	57,263
Capitec Bank Holdings Ltd.	2,160	155,912
Deutsche Boerse AG, ADR	3,350	49,044
Deutsche Boerse AG	8,409	1,235,557
Hong Kong Exchange & Clearing, Ltd., ADR	1,137	34,838
Hong Kong Exchange & Clearing, Ltd.	5,349	163,245

	Number of Shares	Value
Diversified Financial Services — (Continued)
Housing Development Finance Corp. Ltd.	6,369	$193,499
Japan Exchange Group, Inc., ADR	55,800	882,267
Julius Baer Group Ltd., ADR*	3,350	26,264
Julius Baer Group Ltd.*	858	34,054
KB Financial Group, Inc., ADR	4,352	141,483
London Stock Exchange Group PLC, ADR	2,464	52,015
London Stock Exchange Group, PLC	791	67,096
Network International Holdings PLC* (a)	2,656	19,576
Noah Holdings, Ltd., SP ADR*	789	23,670
ORIX Corp., SP ADR	1,073	79,252
ORIX Corp.	53	782
Pagseguro Digital, Ltd., Class A*	1,985	99,171
Rathbone Brothers, PLC	20,731	562,527
		4,014,512
Electric — 0.6%
AGL Energy Ltd.	1,892	24,119
CLP Holdings, Ltd.	1,947	20,037
E.ON SE, SP ADR	4,225	38,997
E.ON SE	2,520	23,445
Endesa SA	2,751	70,703
Enel SpA	6,768	49,100
Fortis, Inc.	5,996	247,455
Iberdrola SA, SP ADR	1,618	66,775
Iberdrola SA	8,686	89,414
Korea Electric Power Corp., SP ADR*	9,425	100,188
Orsted A/S (a)	381	36,361
Power Assets Holdings, Ltd.	8,000	53,195
RWE AG	1,019	29,048
Sembcorp Industries, Ltd.	307	457
SSE PLC, SP ADR	5,415	76,027
Transmissora Alianca de Energia Eletrica SA	11,286	75,794
		1,001,115
Electrical Components & Equipment — 0.7%
Delta Electronics, Inc.	48,281	225,048
Legrand SA, ADR*	1,125	15,887
Legrand SA	12,128	856,262
Schneider Electric SE	698	58,467
Schneider Electric SE, ADR	4,025	67,419
		1,223,083
Electronics — 1.9%
AAC Technologies Holdings, Inc., ADR	2,903	12,323
AAC Technologies Holdings, Inc.	5,000	21,475

The accompanying notes are an integral part of the financial statements.
8

AQUARIUS INTERNATIONAL FUND

Portfolio of Investments (Continued)

August 31, 2019

	Number of Shares	Value
Electronics — (Continued)
Assa Abloy AB, ADR	3,966	$41,350
Assa Abloy AB, Class B	71,286	1,488,035
Halma, PLC	41,110	985,993
Hirose Electric Co., Ltd.	127	14,412
Hon Hai Precision	56,353	133,024
Hoya Corp., SP ADR	487	39,413
Hoya Corp.	670	54,474
Kyocera Corp., SP ADR	743	44,082
Kyocera Corp.	900	53,417
Murata Manufacturing Co., Ltd., ADR	5,048	52,297
Murata Manufacturing Co., Ltd.	1,119	46,520
Nidec Corp., SP ADR	2,188	71,416
Nidec Corp.	339	44,112
		3,102,343
Energy-Alternate Sources — 0.1%
LONGi Green Energy*	25,900	100,225
Vestas Wind Systems A/S, ADR	1,119	27,416
Vestas Wind Systems A/S	229	16,839
		144,480
Engineering & Construction — 0.2%
ACS Actividades de Construccion y Servicios SA	976	36,933
Bouygues SA	663	25,185
Grupo Aeroportuario del Sureste SAB de CV, ADR	302	44,512
Kajima Corp.	2,921	35,506
Keppel Corp., Ltd.	9,000	37,825
LendLease Group	2,252	25,861
Shimizu Corp.	3,000	24,991
Sydney Airport	8,427	47,792
Vinci SA	597	65,226
Vinci SA, ADR	2,316	63,250
		407,081
Entertainment — 0.0%
Oriental Land Co., Ltd.	313	45,532
Food — 3.1%
Aeon Co., Ltd.	676	11,982
Carrefour SA	1,262	21,508
China Mengniu Dairy Co., Ltd.*	52,748	208,668
Danone SA, SP ADR	10,290	183,882
Foshan Haitian Flavouring & Food Co., Ltd., Class A	8,469	135,874
Glanbia, PLC	60,629	664,675
J Sainsbury PLC	8,762	20,966
Kerry Group, PLC, Class A	5,642	671,549
Koninklijke Ahold Delhaize NV	696	16,304
Koninklijke Ahold Delhaize NV, SP ADR	4,031	94,519
Marine Harvest	1,676	40,091

	Number of Shares	Value
Food — (Continued)
Mowi ASA, SP ADR	803	$19,256
Nestle India Ltd.	607	109,486
Nestle SA	8,778	986,423
Nestle SA, SP ADR	6,845	769,309
Seven & i Holdings Co., Ltd.	28,100	993,795
Tesco, PLC, SP ADR	7,867	63,093
Tesco, PLC	12,787	34,178
Woolworths Group, Ltd.	2,137	54,363
		5,099,921
Food Service — 0.8%
Compass Group, PLC, SP ADR	3,508	88,788
Compass Group, PLC	50,764	1,287,491
		1,376,279
Forest Products & Paper — 0.1%
Smurfit Kappa Group PLC, ADR	1,402	43,140
Suzano Papel e Celulose SA, SP ADR	2,388	33,575
UPM-Kymmene Corp.	1,590	42,969
		119,684
Gas — 0.2%
China Gas Holdings, Ltd.	2,999	12,363
Hong Kong & China Gas Co., Ltd.	19,800	38,182
National Grid PLC	2,867	30,031
National Grid, PLC, SP ADR	2,605	136,267
Snam SpA	9,397	47,656
		264,499
Hand/Machine Tools — 0.2%
Sandvik AB	3,286	47,197
Schindler Holding AG	216	49,073
Techtronic Industrials Co., Ltd.	34,738	239,613
Techtronic Industries Co., Ltd., SP ADR	706	24,202
		360,085
Healthcare-Products — 0.9%
Alcon, Inc., CVA*	15,619	949,810
Alcon, Inc.*	1,629	99,304
Coloplast A/S, ADR	1,070	12,712
Coloplast A/S	327	38,981
Essilor International Cie Generale d’Opitque SA	384	56,697
EssilorLuxottica SA, ADR	1,096	80,852
Koninklijke Philips NV	2,544	119,771
Sysmex Corp., ADR	450	14,265
Terumo Corp.	1,362	39,522
		1,411,914
Healthcare-Services — 0.8%
Aier Eye Hospital Group Co., Ltd., Class A	24,238	114,614
Apollo Hospitals Enterprise Ltd.	4,306	90,940

The accompanying notes are an integral part of the financial statements.
9

AQUARIUS INTERNATIONAL FUND

Portfolio of Investments (Continued)

August 31, 2019

	Number of Shares	Value
Healthcare-Services — (Continued)
Fresenius Medical Care AG & Co., KGaA	6,429	$432,658
Fresenius Medical Care AG & Co., KGaA, ADR	1,806	60,681
Fresenius SE & Co., KGaA	707	34,367
Lonza Group AG, ADR	370	13,100
Lonza Group AG*	182	64,598
Notre Dame Intermedica Participacoes SA	18,940	247,990
Sonic Healthcare Ltd.	2,543	50,340
Sonic Healthcare Ltd., SP ADR	1,113	22,098
Wuxi Biologics Cayman, Inc.* (a)	17,680	185,560
		1,316,946
Holding Companies-Diversification — 0.1%
CK Hutchison Holdings, Ltd.	6,000	52,157
Jardine Matheson Holdings, Ltd.	293	15,932
KOC Holding AS, ADR	824	12,294
Swire Pacific, Ltd., Class A	2,443	23,899
		104,282
Home Builders — 0.7%
Daiwa House Industry Co., Ltd.	730	22,867
Daiwa House Industry Co., Ltd., ADR	1,099	34,393
Sekisui Chemical Co., Ltd.	58,400	840,167
WHA Corp. PCL, NVDR	1,060,257	170,106
		1,067,533
Home Furnishings — 0.1%
Electrolux AB	972	21,752
Panasonic Corp.	20	154
Sharp Corp.	3,000	30,858
Sony Corp., SP ADR	3,214	182,909
		235,673
Household Products/Wares — 0.4%
Henkel Ag & Co., KGaA	375	34,713
Henkel AG & Co., KGaA, SP ADR	1,004	23,147
Reckitt Benckiser Group, SP ADR	12,050	190,149
Societe BIC SA	5,700	364,231
		612,240
Insurance — 5.8%
AIA Group, Ltd.	98,154	949,813
AIA Group, Ltd., SP ADR	8,023	310,169
Allianz SE, SP ADR	8,370	184,140
Aon, PLC	13,800	2,688,930
Assic Generali SpA	2,795	50,806
AXA SA	709	16,258
AXA SA, SP ADR	3,387	77,528
Cathay Financials Holdings Co., Ltd.	38,000	48,554
China Life Insurance Co., Ltd., ADR	6,322	73,778

	Number of Shares	Value
Insurance — (Continued)
China Pacific Insurance Group Co., Ltd.	12,200	$48,697
Fosun International Ltd.	25,500	32,687
Hannover Rueck SE	286	45,560
ICICI Lombard General Insurance Co., Ltd. (a)	7,935	139,819
Japan Post Holdings Co., Ltd.	1,215	11,041
Lancashire Holdings, Ltd.	152,389	1,262,726
Legal & General Group PLC	24,158	64,724
Manulife Finanical Corp.	6,692	111,154
MS&AD Insurance Group Holdings, Inc.	1,600	50,784
Muenchener Rueckversicherungs-Gesellschaft AG	293	70,152
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, ADR	2,550	61,072
NN Group NV	245	8,210
Ping An Insurance Group Co. of China, Ltd., ADR	4,986	114,578
Ping An Insurance Group Co. of China, Ltd.	52,988	607,932
Prudential, PLC, ADR	2,986	99,703
QBE Insurance Group Ltd., SP ADR	5,619	47,593
Sampo Oyj, Class A, ADR*	1,628	32,300
Sampo, Class A, PLC	24,746	983,182
SCOR SE	784	31,280
Sompo Holdings, Inc.	1,000	39,865
Sun Life Financial, Inc.	2,970	121,800
Suncorp Group, Ltd.	6,125	56,863
Swiss Life Holding AG	124	58,965
Swiss Re AG, SP ADR	1,000	24,090
Swiss Re AG	569	54,894
Tokio Marine Holdings, Inc.	1,150	59,145
Tokio Marine Holdings, Inc., ADR	620	31,955
Topdanmark AS	17,182	853,423
		9,524,170
Internet — 3.0%
58.com, Inc., ADR*	703	37,814
Alibaba Group Holdings, Ltd., SP ADR*	7,453	1,304,499
Baidu, Inc., SP ADR*	934	97,575
Baozun, Inc., SP ADR*	512	23,429
China Literature, Ltd.* (a)	6,400	19,605
Ctrip.com International, Ltd., ADR	2,105	68,160
iQIYI, Inc., ADR*	1,374	25,131
JD.com, Inc., ADR*	2,393	72,987
LINE Corp., SP ADR*	1,409	49,780
LINE Corp.*	99	3,493

The accompanying notes are an integral part of the financial statements.
10

AQUARIUS INTERNATIONAL FUND

Portfolio of Investments (Continued)

August 31, 2019

	Number of Shares	Value
Internet — (Continued)
Meituan Dianping, Class B*	18,170	$171,944
Naspers, Ltd.	1,750	398,240
Naspers, Ltd., SP ADR	2,560	115,840
Naver Corp.	466	56,451
Rakuten, Inc.	2,559	24,078
Tencent Holdings, Ltd.	41,441	1,710,914
Tencent Holdings, Ltd., ADR	12,251	505,599
Vipshop Holdings, Ltd. ADR*	4,069	34,058
Yandex NV, Class A*	5,474	203,085
YY, Inc., ADR*	516	29,489
		4,952,171
Investment Companies — 2.6%
Groupe Bruxelles Lambert SA	26,379	2,464,955
Kinnevik AB	849	23,157
Melrose Industries, PLC	789,924	1,745,917
		4,234,029
Iron/Steel — 0.1%
Nippon Steel & Sumitomo Metal Corp.	2,568	35,864
Posco, SP ADR	496	21,635
thyssenkrupp AG	2,008	24,610
Vale SA, SP ADR	9,068	99,748
		181,857
Leisure Time — 0.1%
Giant Manufacturing Co., Ltd.	18,328	127,616
Shimano, Inc.	236	33,897
TUI AG	2,749	27,373
		188,886
Lodging — 0.9%
City Developments Ltd.	2,005	13,827
Galaxy Entertainment Group Ltd.	5,151	32,237
Huazhu Group, Ltd., ADR	1,213	40,065
InterContinental Hotels Group PLC	21,206	1,327,298
Melco Resorts & Entertainment, Ltd. ADR	2,462	51,210
Sands China, Ltd., ADR	218	9,889
Sands China, Ltd.	8,636	39,097
Whitbread PLC, SP ADR	964	12,869
Whitbread, PLC	139	7,412
		1,533,904
Machinery-Construction & Mining — 0.3%
Hitachi Ltd., ADR	750	51,022
Hitachi Ltd.	1,901	64,848
Komatsu Ltd. SP ADR	3,958	83,514
Komatsu Ltd.	1,700	35,999
Mitsubishi Electical Corp.	3,000	36,109
Mitsubishi Electric Corp., ADR	1,350	32,400
Mitsubishi Heavy Industries, Ltd.	948	35,587

	Number of Shares	Value
Machinery-Construction & Mining — (Continued)
Sandvik AB, SP ADR	960	$13,776
Sany Heavy Industry Co., Ltd., Class A	77,021	145,292
		498,547
Machinery-Diversified — 2.2%
Amada Co., Ltd.	58,400	607,057
Atlas Copco AB, Class A	1,701	50,857
Atlas Copco AB, Class A, SP ADR	1,656	49,730
Fanuc Corp., ADR	3,060	52,724
GEA Group AG	32,946	888,044
Keyence Corp.	307	181,406
KION Group AG	316	15,314
Kone Corp., Class B	13,412	776,135
SMC Corp.	110	41,470
SMC Corp. , SP ADR	2,280	42,828
Spirax-Sarco Engineering, PLC	8,248	808,313
		3,513,878
Media — 1.4%
Informa, PLC, SP ADR	616	13,223
Informa, PLC	5,071	53,709
Liberty Media Corp-Liberty Formula One*	4,628	193,173
MultiChoice Group, Ltd., ADR*	93	805
Shaw Communications, Inc.	6,416	121,968
Thomson Reuters Corp.	1,419	97,457
Vivendi SA	1,715	47,958
Vivendi SA, ADR	1,092	30,543
Wolters Kluwer	24,278	1,747,663
Wolters Kluwer NV, SP ADR	667	47,877
		2,354,376
Mining — 0.7%
Anglo American, PLC, SP ADR	2,842	30,566
Anglo American, PLC	1,881	40,760
Antofagasta, PLC	4,122	43,572
Barrick Gold Corp.	6,196	120,078
BHP Billiton Ltd., SP ADR	5,810	285,620
Franco-Nevada Corp.	1,038	101,371
Newcrest Mining Ltd., SP ADR	1,347	33,473
Newcrest Mining Ltd.	1,769	44,214
Rio Tinto, PLC, SP ADR	3,618	182,998
Teck Resources, Ltd., Class B	2,752	46,867
Vedanta, Ltd., ADR	7,526	59,154
Wheaton Precious Metals Corp.	8,043	236,545
		1,225,218
Miscellaneous Manufacturing — 1.1%
Largan Precision Co., Ltd.	322	39,983
Pidilite Industries Ltd.	4,606	88,878
Siemens AG, SP ADR	3,976	198,442

The accompanying notes are an integral part of the financial statements.
11

AQUARIUS INTERNATIONAL FUND

Portfolio of Investments (Continued)

August 31, 2019

	Number of Shares	Value
Miscellaneous Manufacturing — (Continued)
Smiths Group, PLC, SP ADR	1,646	$33,299
Smiths Group, PLC	71,567	1,458,416
Sunny Optical Technology Group Co., Ltd.	1,469	20,223
Toshiba Corp.	1,047	32,496
		1,871,737
Office & Business Equipment — 0.1%
Canon, Inc., SP ADR	7,833	202,875
Oil & Gas — 3.7%
BP, PLC, SP ADR	1,050	38,797
Canadian Natural Resources, Ltd.	891	21,295
Cenovus Energy, Inc.	4,155	36,273
CNOOC, Ltd., SP ADR	545	80,791
DCC, PLC	31,721	2,703,339
Ecopetrol SA, SP ADR	3,252	51,349
Eni SpA	33,119	499,879
Eni SpA, SP ADR	4,701	141,970
Equinor ASA	1,752	29,877
Equinor ASA, SP ADR	4,555	77,481
Gazprom PJSC, SP ADR	11,174	76,989
Idemitsu Kosan Co., Ltd.	58	1,555
JXTG Holdings, Inc.	6,600	27,228
Lukoil , PJSC, SP ADR	3,958	320,123
Lundin Petroleum AB	909	27,716
Neste Oyj	756	23,847
Novatek PJSC, SP GDR	1,196	231,259
Petroleo Brasileiro, SP ADR	15,398	208,643
Reliance Industries Ltd.	12,270	214,633
Repsol SA	2,180	31,718
Repsol SA, SP ADR	7,733	111,974
Royal Dutch Shell, PLC, Class A, SP ADR	9,764	542,878
Suncor Energy, Inc.	5,850	170,996
Total SA, SP ADR	5,452	272,164
Woodside Petroleum, Ltd.	2,311	49,916
Woodside Petroleum, Ltd., SP ADR	743	15,900
		6,008,590
Oil & Gas Services — 0.1%
Dialog Group Bhd	191,051	157,895
John Wood Group PLC	4,304	19,827
		177,722
Pharmaceuticals — 7.5%
Alfresa Holdings Corp.	66,800	1,510,888
Astellas Pharma, Inc., ADR	1,987	27,381
Astellas Pharma, Inc.	3,700	51,073
AstraZeneca, PLC, SP ADR	5,764	259,553
Bayer AG	1,297	96,398
Bayer AG, SP ADR	3,620	67,368

	Number of Shares	Value
Pharmaceuticals — (Continued)
Celltrion, Inc.*	174	$22,632
Chugai Pharmaceutical Co., Ltd.	700	49,994
CSPC Pharmaceutical Group, Ltd.	77,862	155,137
Daiichi Sankyo Co., Ltd.	916	60,413
Daiichi Sankyo Co., Ltd., SP ADR	292	19,301
Dr. Reddy’s Laboratories, Ltd., ADR	3,953	141,320
Eisai Co., Ltd., SP ADR	206	10,498
Eisai Co., Ltd.	92	4,695
Glaxosmithkline, PLC	61,290	1,277,242
Glaxosmithkline, PLC, SP ADR	6,006	249,729
Kobayashi Pharmaceutical Co., Ltd.	471	35,245
Merck KGaA	587	62,889
Novartis AG	18,529	1,670,477
Novartis AG, SP ADR	17,711	1,595,938
Novo-Nordisk AS, SP ADR	4,286	223,343
Orion Corporation, Class B	672	24,975
Recordati SpA	24,240	1,063,581
Roche Holdings AG	3,915	1,069,814
Roche Holdings AG, SP ADR	12,016	410,707
Sanofi	18,565	1,594,871
Sanofi, ADR	4,424	190,011
Shionogi & Co., Ltd.	227	12,150
Takeda Pharmaceutical Co., Ltd., SP ADR	8,374	141,186
UCB SA	21	1,569
		12,100,378
Pipelines — 0.2%
Enbridge, Inc.	5,698	190,655
TC Energy Corp.	1,622	83,111
		273,766
Private Equity — 0.2%
3i Group, PLC	3,463	46,295
Macquarie Korea Infrastructure Fund	15,512	147,916
Partners Group Holding AG	66	53,720
		247,931
Real Estate — 0.8%
CapitaLand, Ltd.	5,654	14,130
China Evergrande Group	7,111	14,679
China Overseas Land & Investment, Ltd.	13,605	42,917
China Resources Land Ltd.	1,714	6,949
CK Asset Holdings Ltd.	1,638	11,093
Country Garden Holdings Co., Ltd.	31,000	38,393
Country Garden Services Holdings Co., Ltd.	46,540	134,243

The accompanying notes are an integral part of the financial statements.
12

AQUARIUS INTERNATIONAL FUND

Portfolio of Investments (Continued)

August 31, 2019

	Number of Shares	Value
Real Estate — (Continued)
Daito Trust Construction Co., Ltd., SP ADR	392	$12,619
Great Eagle Holdings, Ltd.	193,662	716,164
Longfor Group Holdings, Ltd. (a)	6,500	23,114
Mitsubishi Estate Co., Ltd., ADR	717	13,695
Mitsubishi Estate Co., Ltd.	2,000	38,260
Mitsui Fudosan Co., Ltd.	2,000	47,883
REA Group Ltd.	633	44,457
Shanghai Industrial Holdings Ltd.	20,000	38,921
Sun Hung Kai Properties Ltd.	472	6,672
Sun Hung Kai Properties Ltd., SP ADR	1,748	24,559
Sunac China Holdings Ltd.	261	1,041
UOL Group, Ltd.	8,000	42,305
Vonovia SE	1,036	51,696
Wharf Real Estate Investment Co., Ltd.	3,319	17,931
Wheelock & Co., Ltd.	4,000	23,201
Wheelock & Co., Ltd., ADR	191	11,099
		1,376,021
REITS — 1.0%
Dexus	2,676	23,242
Fonciere Des Regions	362	38,512
Goodman Group	6,677	65,218
Japan Prime Realty Investment Corp.	15	68,480
Klepierre SA	900	27,470
Link	4,903	54,964
Merlin Properties Socimi SA	94,010	1,257,923
Nippon Building Fund Inc.	10	73,419
Segro, PLC	5,434	51,987
		1,661,215
Retail — 2.9%
Ace Hardware Indonesia Tbk PT	655,651	79,639
ANTA Sports Products Ltd.	561	4,653
Cie Financiere Richemont SA, ADR	11,080	85,538
Cie Financiere Richemont SA	198	15,385
Clicks Group, Ltd.	11,538	151,368
CP ALL PCL, NVDR	107,020	293,412
Fast Retailing Co., Ltd.	147	85,997
Fast Retailing Co., Ltd., ADR	170	9,943
Hennes & Mauritz AB	1,600	30,661
Industria de Diseno Textil SA, ADR	3,078	47,309
Industria de Diseno Textil SA	1,252	38,742
Lawson, Inc.	1,000	49,631
Li Ning Co., Ltd.	46,599	137,434
Lojas Renner SA	18,359	224,422
Nitori Holdings Co., Ltd.	3	432

	Number of Shares	Value
Retail — (Continued)
Pan Pacific International Holdings Corp.	2,000	$31,288
Raia Drogasil SA	9,435	210,824
Ryohin Keikaku Co., Ltd., ADR	900	31,095
Sundrug Co., Ltd.	1,100	34,194
Swatch Group AG, (The), ADR	1,280	17,326
Swatch Group AG, (The)	4,461	1,212,206
Tsuruha Holdings	12,400	1,351,894
USS Co., Ltd.	2,140	40,429
Wal-Mart de Mexico SAB de CV	107,424	304,774
Wal-Mart de Mexico SAB de CV, SP ADR	2,313	65,319
Yum China Holdings, Inc.	4,483	203,663
		4,757,578
Semiconductors — 3.1%
ASE Technology Holding Co., Ltd., ADR	6,033	27,148
ASM Pacific Technology Ltd.	9	103
ASML Holding NV	775	172,523
Infineon Technologies AG, ADR	3,242	55,957
Infineon Technologies AG	1,224	21,213
Mediatek, Inc.	10,000	116,973
Micron Technology, Inc.*	2,299	104,076
NXP Semiconductors NV	847	86,512
Rohm Co., Ltd.	40	2,847
Samsung Electronic Co., Ltd.	24,328	885,758
Samsung Electronic Co., Ltd., GDR	1,000	917,430
SK Hynix, Inc.	917	58,725
SUMCO Corp.	34	419
Taiwan Semiconductor Manufacturing Co., Ltd.	120,000	985,996
Taiwan Semiconductor Manufacturing Co., Ltd., SP ADR	31,209	1,330,440
Tokyo Electron, Ltd.	400	71,325
Tokyo Electron, Ltd., ADR	1,048	46,835
United Microelectronics Corp., SP ADR	16,362	34,524
Win Semiconductors Corp.	11,946	99,340
		5,018,144
Software — 1.6%
CD Projekt SA	3,040	192,927
Momo, Inc., SP ADR	749	27,548
NetEase, Inc., ADR	276	70,380
Nexon Co., Ltd.*	2,300	31,038
Open Text Corp.	2,489	97,295
Playtech, PLC	192,146	870,622
SAP SE	7,775	928,156
SAP SE, SP ADR	1,987	236,751

The accompanying notes are an integral part of the financial statements.
13

AQUARIUS INTERNATIONAL FUND

Portfolio of Investments (Continued)

August 31, 2019

	Number of Shares	Value
Software — (Continued)
Sea, Ltd., ADR*	6,350	$203,962
		2,658,679
Telecommunications — 4.6%
America Movil SAB de CV, Class L, SP ADR	1,689	24,693
Belgacom SA	23,680	700,337
China Mobile, Ltd.	74,000	612,320
China Mobile, Ltd., SP ADR	2,746	113,437
Chunghwa Telecom Co., Ltd., SP ADR	7,810	269,445
Deutsche Telekom AG, SP ADR	2,079	34,603
Deutsche Telekom AG	5,699	95,142
Elisa OYJ	619	31,131
GDS Holdings Ltd., ADR*	3,391	136,793
Hellenic Telecommunications Organization SA	10,216	136,138
KDDI Corp.	63,710	1,696,968
MTN Group, Ltd.	21,830	147,711
Nice Sys Ltd., SP ADR	1,343	205,815
Nippon Telegraph & Telephone Corp. ADR	2,110	101,132
Nokia OYJ, SP ADR	18,855	93,521
NTT DOCOMO, Inc., SP ADR	2,092	52,865
NTT DOCOMO, Inc.	703	17,734
Orange SA, SP ADR	7,165	108,836
PLDT, Inc., SP ADR	4,896	108,642
Rogers Communications, Inc., Class B	2,231	110,479
Samsung SDI Co., Ltd.	778	160,676
Singapore Telecommunications Ltd.	16,000	36,496
Singapore Telecommunications Ltd., ADR	902	20,430
SK Telecom Ltd., SP ADR	5,772	126,407
Softbank Group Corp., ADR	4,272	96,761
Swisscom AG	80	40,051
Tele2 AB	1,551	21,910
Telefonaktiebolaget LM Ericsson	136,989	1,071,963
Telefonaktiebolaget LM Ericsson, SP ADR	2,495	19,561
Telefonica SA, SP ADR	12,606	86,981
Telekomunikasi Indonesia Persero Tbk PT	594,002	186,761
Telekomunikasi Indonesia Persero Tbk PT, SP ADR	663	20,831
Telenor ASA	1,910	39,200
Telenor ASA, ADR	1,032	21,257
Turkcell Iletisim Hizmetleri AS, ADR	11,016	61,690
VEON Ltd., ADR	65,952	172,135

	Number of Shares	Value
Telecommunications — (Continued)
Vodafone Group, PLC	297,746	$563,339
		7,544,191
Toys/Games/Hobbies — 0.1%
Bandai Namco Holdings, Inc.	500	29,379
Nintendo Co., Ltd.	100	37,840
Nintendo, Ltd., ADR	1,528	72,198
		139,417
Transportation — 0.6%
Canadian National Railway Co.	2,128	196,074
Canadian Pacific Railway, Ltd.	534	128,560
Central Japan Railway Co.	156	30,845
Deutsche Post AG	1,395	45,778
Deutsche Post AG, SP ADR	2,117	69,480
DSV A/S, ADR	928	45,973
DSV AS	413	40,980
East Japan Railway Co., ADR	1,818	28,721
East Japan Railway Co.	991	94,319
Hankyu Hanshin Holdings, Inc.	1,000	37,869
Rumo SA*	17,721	95,217
West Japan Railway Co.	760	64,029
ZTO Express Cayman, Inc., ADR	8,168	167,526
		1,045,371
Water — 0.6%
Cia de Saneamento Basico do Estado de Sao Paulo, ADR	2,928	36,249
Guangdong Investment Ltd.	10,000	21,051
United Utilities Group, PLC	92,665	918,933
		976,233
TOTAL COMMON STOCKS
(Cost $148,065,487)		144,968,880

EXCHANGE TRADED FUNDS — 0.3%

Diversified Financial Services — 0.1%
Ishares MSCI India ETF	7,135	229,604

Other Investment Pools and Funds — 0.2%
Invesco India Exchange-Traded Fund Trust	7,309	171,104
iShares MSCI South Korea ETF	2,625	139,807
		310,911
TOTAL EXCHANGE TRADED FUNDS
(Cost $599,751)		540,515

The accompanying notes are an integral part of the financial statements.
14

AQUARIUS INTERNATIONAL FUND

Portfolio of Investments (Concluded)

August 31, 2019

	Number of Shares	Value
PREFERRED STOCKS — 1.5%

Banks — 0.3%
Banco Bradesco SA, ADR, 3.365%	14,346	$114,625
Bancolombia SA, SP ADR, 2.549%	3,463	172,457
Itau Unibanco Holdings, SP ADR, 8.464%	24,985	205,876
		492,958
Chemicals — 0.3%
Fuchs Petrolub SE, 3.043%	15,344	534,632
Cosmetics/Personal Care — 0.5%
LG Household & Health Care, Ltd., 1.281%	1,220	731,877
Electric — 0.0%
Cia Energetica de Minas Gerais, SP ADR, 3.887%	8,794	31,219
Iron/Steel — 0.0%
Gerdau SA, SP ADR, 3.168%	15,081	45,997
Semiconductors — 0.4%
Samsung Electronic Co., Ltd., 3.845%	20,744	632,019
Telecommunications — 0.0%
Telefonica Brasil SA, ADR, 11.072%	5,188	67,237
TOTAL PREFERRED STOCKS
(Cost $3,083,231)		2,535,939

SHORT-TERM INVESTMENTS — 9.1%
First American Government Obligations Fund Class X, 2.03%(b)	14,868,945	14,868,945
TOTAL SHORT-TERM INVESTMENTS
(Cost $14,868,945)		14,868,945
TOTAL INVESTMENTS — 99.7%
(Cost $166,617,414)		162,914,279
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.3%		460,299
NET ASSETS — 100.0%		$163,374,578

*	Non-income producing security.

(a)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. As of August 31, 2019, total market value of Rule 144A securities is $1,461,318 and represents 0.89% of net assets.

(b)	Seven-day yield as of August 31, 2019.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

NVDR	Non-Voting Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SP ADR	Sponsored ADR

SP GDR	Sponsored GDR

The accompanying notes are an integral part of the financial statements.
15

AQUARIUS INTERNATIONAL FUND

STATEMENT of Assets and Liabilities

August 31, 2019

ASSETS
Investments, at value (cost $151,748,469)	$148,045,334
Short-term investments, at value (cost $14,868,945)	14,868,945
Foreign currency at value (cost $95,464)	88,151
Receivables for:
Dividends	544,260
Investments sold	208,833
Capital shares sold	44,431
Prepaid expenses and other assets	20,407
Total assets	163,820,361

LIABILITIES
Payables for:
Investments purchased	225,432
Sub-advisory fees	61,389
Other accrued expenses and liabilities	158,962
Total liabilities	445,783
Net assets	$163,374,578

NET ASSETS CONSIST OF:
Par value	$17,633
Paid-in capital	178,208,747
Total distributable earnings/(loss)	(14,851,802)
Net assets	$163,374,578

CAPITAL SHARES:
Net Assets	$163,374,578
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	17,633,265
Net asset value, offering and redemption price per share	$9.27

The accompanying notes are an integral part of the financial statements.
16

AQUARIUS INTERNATIONAL FUND

Statement of Operations

For the Year Ended August 31, 2019

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $341,712)	$3,958,646
Total investment income	3,958,646

EXPENSES
Sub-advisory fees (Note 2)	713,507
Custodian fees (Note 2)	417,466
Administration and accounting services fees (Note 2)	165,026
Registration and filing fees	53,619
Audit and tax service fees	32,180
Transfer agent fees (Note 2)	30,845
Legal fees	10,151
Printing and shareholder reporting fees	4,563
Director fees	3,874
Officer fees	3,471
Other expenses	54,210
Total expenses	1,488,912
Net investment income/(loss)	2,469,734

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from investments and foreign currency transactions	(8,506,256)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	(2,529,903)
Net realized and unrealized gain/(loss) on investments	(11,036,159)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(8,566,425)

The accompanying notes are an integral part of the financial statements.
17

AQUARIUS INTERNATIONAL FUND

Statements of Changes in Net Assets

	For the Year Ended August 31, 2019	For the Period Ended August 31, 2018*(1)
INCREASE/(DECREASE) IN NET ASSETS FORM OPERATIONS
Net investment income/(loss)	$2,469,734	$1,123,114
Net realized gain/(loss) from investments and foreign currency transactions	(8,506,256)	(4,920,143)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	(2,529,903)	(1,180,545)
Net increase/(decrease) in net assets resulting from operations	(8,566,425)	(4,977,574)

DIVIDEND AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Total distributable earnings	(1,307,749)	—
Net decrease in net assets from dividends and distributions to shareholders	(1,307,749)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	153,773,759	182,733,411
Reinvestment of distributions	1,153,300	—
Shares redeemed	(158,646,047)	(788,097)
Net increase/(decrease) in net assets resulting from capital share transactions	(3,718,988)	181,945,314
Total increase/(decrease) in net assets	(13,593,162)	176,967,740

NET ASSETS:
Beginning of period	176,967,740	—
End of period	$163,374,578	$176,967,740

SHARE TRANSACTIONS:
Shares sold	17,019,112	18,491,161
Shares reinvested	133,638	—
Shares redeemed	(17,930,022)	(80,624)
Net increase/(decrease) in shares	(777,272)	18,410,537

*	Inception date of the Fund was April 17, 2018.

(1)

The following information was previously reported in the August 31, 2018 financial statements. See Note 6 for more details on the Securities and Exchange Commission’s (“SEC”) Final Rule on Disclosure Update and Simplification. Undistributed/(accumulated) net investment income/(loss) as of August 31, 2018 was $885,063.

The accompanying notes are an integral part of the financial statements.
18

AQUARIUS INTERNATIONAL FUND

Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	For the Year Ended August 31, 2019	For the Period April 17, 2018(1) to August 31, 2018
Per Share Operating Performance
Net asset value, beginning of period	$9.61	$10.00
Net investment income/(loss)(2)	0.14	0.08
Net realized and unrealized gain/(loss) from investments	(0.35)	(0.47)
Net increase/(decrease) in net assets resulting from operations	(0.21)	(0.39)
Dividends and distributions to shareholders from:
Net investment income	(0.13)	—
Total dividends and distributions to shareholders	(0.13)	—
Net asset value, end of period	$9.27	$9.61
Total investment return/(loss)(3)	(2.12)%	(3.90	)%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$163,375	$176,968
Ratio of expenses to average net assets	0.94%	0.80	%(5)
Ratio of net investment income/(loss) to average net assets	1.56%	2.21	%(5)
Portfolio turnover rate	81%	36	%(4)

(1)	Commencement of operations.

(2)	Calculated based on average shares outstanding for the period.

(3)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)	Not annualized.

(5)	Annualized.

The accompanying notes are an integral part of the financial statements.
19

AQUARIUS INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS

August 31, 2019

1. Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has thirty-three separate investment portfolios, including the Aquarius International Fund (the “Fund”), which commenced investment operations on April 17, 2018.

RBB has authorized capital of one hundred billion shares of common stock of which 87.423 billion shares are currently classified into one hundred and eighty-five classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The Fund’s investment objective seeks capital appreciation.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services - Investment Companies”.

The end of the reporting period for the Fund is August 31, 2019, and the period covered by these Notes to Financial Statements is the fiscal period ended August 31, 2019 (the “current fiscal period”).

PORTFOLIO VALUATION – The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies, if any, are valued based on the NAV of those investment companies (which may use fair value pricing as disclosed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. Such procedures use fundamental valuation methods, which may include, but are not limited to, an analysis of the effect of any restrictions on the resale of the security, industry analysis and trends, significant changes in the issuer’s financial position, and any other event which could have a significant impact on the value of the security. Determination of fair value involves subjective judgment as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction, and the difference between the recorded fair value and the value that would be received in a sale could be significant. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

20

AQUARIUS INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

August 31, 2019

FAIR VALUE MEASUREMENTS – The inputs and valuation techniques used to measure the fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

● Level 1 —	Prices are determined using quoted prices in active markets for identical securities.

● Level 2 —	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

● Level 3 —	Prices are determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Fund’s investments carried at fair value:

	Total	Level 1	Level 2	Level 3
Common Stocks	$144,968,880	$41,209,733	$103,759,147	$—
Exchange Traded Funds	540,515	540,515	—	—
Preferred Stocks	2,535,939	637,411	1,898,528	—
Short-Term Investments	14,868,945	14,868,945	—	—
Total Investments*	$162,914,279	$57,256,604	$105,657,675	$—

*	Please refer to the Portfolio of Investments for further details.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for Level 3 transfers are disclosed if the Fund had an amount of total Level 3 transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Fund had no Level 3 transfers.

21

AQUARIUS INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

August 31, 2019

REITS — The Fund has made certain investments in real estate investment trusts (“REITs”) which pay dividnds to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its annual distributions to shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — The Fund records security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income (including amortization of premiums and accretion of discounts) is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund’s investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred on behalf of a specific class, fund or fund family of the Company are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions from net realized capital gains (including net short-term capital gains), if any, are declared and paid at least annually to shareholders recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

FOREIGN CURRENCY TRANSLATION — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investments in the Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Statement of Operations.

CASH AND CASH EQUIVALENTS — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

OTHER — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, the Fund expects the risk of material loss from such claims to be remote.

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AQUARIUS INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

August 31, 2019

The Fund may be subject to taxes imposed by countries in which it invests, with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Fund accrues such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. Additionally, if there is a deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

MARKET RISK — Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of international securities held by the Fund may be inhibited.

2. Investment Adviser and Other Services

Altair Advisers, LLC (“Altair” or the “Adviser”) serves as the investment adviser to the Fund. Aperio Group, LLC, Driehaus Capital Management, LLC, Mawer Investment Management, Ltd. and Setanta Asset Management Limited each serve as an investment sub-adviser (“Sub-Adviser”) to the Fund.

The Fund is managed by the Adviser and one or more Sub-Advisers unaffiliated with the Adviser. The Adviser also has the ultimate responsibility to oversee the Sub-Advisers, and to recommend their hiring, termination and replacement, subject to approval by the Board. The Adviser has an investment team that is jointly responsible for the day-to-day management of the Fund. The Sub-Advisers provide investment advisory services to the portion of the Fund’s portfolio allocated to them by the Adviser. The Adviser and the Fund have entered into sub-advisory agreements with the Sub-Advisers to manage the Fund, subject to supervision of the Adviser and the Board, and in accordance with the investment objective and restrictions of the Fund. The Fund compensates the Sub-Advisers for their services at an annual rate based on the Fund’s average daily net assets, (the “Sub-Advisory Fee”), not to exceed 0.90%, payable on a monthly basis in arrears.

During the current fiscal period, collectively, sub-advisory fees accrued were $713,507, or the rate of 0.45%.

The Fund is currently only available to clients of the Adviser and to other investors at the Fund’s discretion. The Adviser does not receive a separate management fee from the Fund. However, pursuant to the Fund’s investment advisory agreement with the Adviser, the Adviser is entitled to receive reimbursement for compliance expenses in connection with managing the Fund, up to 0.03% of the Fund’s average daily net assets.

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as administrator for the Fund. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Fund’s transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Quasar Distributors, LLC serves as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with RBB.

For compensation amounts paid to Fund Services and the Custodian, please refer to the Statement of Operations.

23

AQUARIUS INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

August 31, 2019

3. Director and Officer Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. Employees of Vigilant Compliance, LLC serve as President, Chief Compliance Officer and Assistant Treasurer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. An employee of RBB serves as Treasurer and Secretary, and is compensated for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Fund or the Company. For Director and Officer compensation amounts, please refer to the Statement of Operations.

4. Purchases and Sales of Investment Securities

During the current fiscal period, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

PURCHASES	SALES
$114,138,452	$113,877,213

There were no purchases or sales of long-term U.S. Government securities during the current fiscal period.

5. Federal Income Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2019, the federal tax cost and aggregate gross unrealized appreciation and depreciation of investments held by the Fund were as follows:

FEDERAL TAX COST	UNREALIZED APPRECIATION	UNREALIZED (DEPRECIATION)	Net Unrealized Appreciation/ (Depreciation)
$167,824,584	$9,349,578	$(14,267,196)	$(4,917,618)

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

Permanent differences as of August 31, 2019, primarily attributable to foreign currency and an adjustment for sale of a Passive Foreign Investment Company, were reclassified among the following accounts:

Distributable Earnings/(loss)	PAID-IN CAPITAL
$(54)	$54

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AQUARIUS INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

August 31, 2019

As of August 31, 2019, the components of distributable earnings on a tax basis were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	CAPITAL LOSS CARRYFORWARDS	NET UNREALIZED APPRECIATION/ (DEPRECIATION)	QUALIFIED LATE-YEAR LOSSES
$1,898,859	$—	$(11,833,043)	$(4,917,618)	$—

The differences between the book and tax basis components of distributable earnings relate primarily to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains are reported as ordinary income for federal income tax purposes.

The tax character of dividends and distributions paid during the fiscal period ended August 31, 2019, were as follows:

	ORDINARY INCOME	LONG-TERM GAINS	TOTAL
2019	$1,307,749	$—	$1,307,749
2018	—	—	—

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. As of August 31, 2019, the Fund had capital loss carryforwards of $11,833,043.

6. NEW ACCOUNTING PRONOUNCEMENTS and regulatory updates

In August 2018, FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all affected entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An affected entity is permitted to adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of additional disclosures, which are required for public companies only, until their effective date. Management evaluated the impact of these changes on the Fund’s financial statements and has elected to early adopt the removed and modified disclosures effective February 28, 2019. The impact of adoption was limited to changes in the financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy. Management is still evaluating the impact of the additional disclosure requirements.

In August 2018, the SEC released its Final Rule on Disclosure Update and Simplification, which amends certain disclosure requirements effective for filings subsequent to November 5, 2018. As of February 28, 2019, management has adopted this amendment. The amendment requires presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities. The amendment also requires presentation of the total distributions, rather than the components thereof, on the Statements of Changes in Net Assets and removes the requirement for disclosure of accumulated net investment income/(loss) on a book basis. These changes generally simplify the disclosure of information without significantly altering the information provided to investors.

7. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no significant events requiring recognition or disclosure in the financial statements.

25

AQUARIUS INTERNATIONAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of The RBB Fund, Inc. and Shareholders of Aquarius International Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Aquarius International Fund (the “Fund”), a separately managed portfolio of The RBB Fund, Inc., as of August 31, 2019, the related statement of operations for the year ended August 31, 2019 and the statement of changes in net assets and the financial highlights for the year ended August 31, 2019 and for the period April 17, 2018 (commencement of operations) through August 31, 2018, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year ended August 31, 2019, and the changes in its net assets and the financial highlights for the year ended August 31, 2019 and for the period April 17, 2018 (commencement of operations) through August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania
October 25, 2019

We have served as the auditor of one or more Altair Advisers, LLC investment companies since 2015.

26

AQUARIUS INTERNATIONAL FUND

SHAREHOLDER TAX INFORMATION (UNAUDITED)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable period ended August 31, 2019. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ending December 31, 2019. During the fiscal year ended August 31, 2019, the following dividends and distributions were paid by the Fund:

Ordinary Income	Long-Term Gains
$1,307,749	$—

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Under the Jobs and Growth Tax relief Reconciliation Act of 2003 the following percentages of ordinary dividends paid during the fiscal year ended August 31, 2019 are designated as “qualified dividend income,” as defined in the Act, and are subject to reduced tax rates:

Aquarius International Fund	97.01%

The percentage of total ordinary income dividends paid qualifying for the corporate dividends received deduction for the Fund is as follows:

Aquarius International Fund	0%

The percentage of ordinary income distributions designated as qualified short-term gains pursuant to the American Job Creation Act of 2004 is as follows:

Aquarius International Fund	0%

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2019. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2020.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

27

AQUARIUS INTERNATIONAL FUND

Other Information (Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling (844) 261-6482 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q or as an exhibit to its reports on Form N-Q’s successor, N-PORT. The Company’s Form N-Q is available on the SEC website at http://www.sec.gov.

Altair Advisers LLC — Aquarius International Fund

As required by the Investment Company Act of 1940, as amended (the “1940 Act”), the Board of Directors (the “Board”) of the Company, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered (1) the renewal of the investment advisory agreement between Altair and the Company (the “Investment Advisory Agreement”) on behalf of the Fund, and (2) the renewal of the sub-advisory agreements among Altair, the Company and each of Aperio Group, LLC, Driehaus Capital Management, LLC, Mawer Investment Management, Ltd. and Setanta Asset Management Limited (collectively, the “Sub-Advisers”) (together, the “Sub-Advisory Agreements”), at a meeting of the Board held on May 15-16, 2019 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreement and the Sub-Advisory Agreements for an additional one-year term. The Board’s decision to approve the Investment Advisory Agreement and the Sub-Advisory Agreements reflects the exercise of its business judgment to continue the existing arrangement. In approving the Investment Advisory Agreement and the Sub-Advisory Agreements, the Board considered information provided by Altair and each of the Sub-Advisers with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Investment Advisory Agreement and the Sub-Advisory Agreements between the Company and Altair with respect to the Fund, the Directors took into account all materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of services provided to the Fund by Altair and each Sub-Adviser; (ii) descriptions of the experience and qualifications of the personnel providing those services; (iii) Altair’s and the Sub-Advisers’ investment philosophies and processes; (iv) Altair’s and the Sub-Advisers’ assets under management and client descriptions; (v) Altair’s and the Sub-Advisers’ soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Altair’s and the Sub-Advisers’ advisory fee arrangements and other similarly managed clients, as applicable; (vii) Altair’s and the Sub-Advisers’ compliance procedures; (viii) Altair’s and the Sub-Advisers’ financial information and insurance coverage; (ix) the extent to which economies of scale are relevant to the Fund; (x) a report prepared by Broadridge/Lipper comparing the Fund’s management fees and total expense ratio to those of its Lipper Group and comparing the performance of the Fund to the performance of its Lipper Group; and (xi) a report comparing the performance of the Fund to the performance of its benchmark.

As part of their review, the Directors considered the nature, extent and quality of the services provided by Altair and each Sub-Adviser. The Directors concluded that Altair and each Sub-Adviser had substantial resources to provide services to the Fund, and that Altair’s and the Sub-Advisers’ services had been acceptable.

28

AQUARIUS INTERNATIONAL FUND

Other Information (Unaudited) (CONCLUDED)

The Directors also considered the investment performance of the Fund and considered the Fund’s investment performance in light of its investment objective and investment strategies, noting that the Fund had commenced operations on April 17, 2018. The Directors noted that the Fund had underperformed its primary benchmark for the year-to-date period ended March 31, 2019. The Directors also considered the Fund’s 1st quintile ranking within its Lipper Performance Group and Lipper Performance Universe for the one-year period ended December 31, 2018.

The Board also considered the advisory fee rate payable by the Fund under the Investment Advisory Agreement. In this regard, information on the fees paid by the Fund and the Fund’s total operating expense ratio were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that the Fund’s actual advisor fees ranked in the 1st quintile of its Lipper Expense Group and Lipper Expense Universe, and that the total expenses of the Fund ranked in the 1st quintile of its Lipper Expense Group and Lipper Expense Universe. The Directors considered that the Fund does not pay a contractual management fee to Altair, but instead reimburses for out-of-pocket expenses in connection with its compliance monitoring of the Fund’s trading, up to 0.03% of the Fund’s average daily net assets. The Directors also considered the fees payable to each Sub-Adviser under the Sub-Advisory Agreement.

After reviewing the information regarding Altair’s and the Sub-Advisers’ costs, profitability and economies of scale, and after considering the services to be provided by Altair and the Sub-Advisers, the Directors concluded that the investment advisory fees to be paid by the Fund to Altair and the sub-advisory fees to be paid to each Sub-Adviser were fair and reasonable and that the Investment Advisory Agreement and Sub-Advisory Agreements should be approved and continued for an additional one-year period ending August 16, 2020.

29

AQUARIUS INTERNATIONAL FUND

COMPANY MANAGEMENT (Unaudited)

Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (844) 261-6482.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 86	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	33	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 615 East Michigan Street Milwaukee, WI 53202 Age: 80	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since 2004, Director of Cornerstone Bank.	33	None
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 52	Director	2012 to present	Since 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	33

Emtec, Inc.; FS Investment Corporation (business development company) (until December 2018); FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios)(registered investment company).

30

AQUARIUS INTERNATIONAL FUND

COMPANY MANAGEMENT (Unaudited) (continued)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 76	Director	2006 to present	Since 1997, Consultant, financial services organizations.	33

IntriCon Corporation (biomedical device manufacturer); Kalmar Pooled Investment Trust (registered investment company) (until September 2017); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance).

Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 71	Chairman Director	2005 to present 1991 to present	From 2006-2016, Co-Founder and Chief Executive Officer, Lifebooker, LLC (online beauty and health appointment booking service).	33	Independent Trustee of EIP Investment Trust (registered investment company).
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 59	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm); from 1983-2014, Chief Executive Officer and various positions, Pershing LLC (broker dealer, clearing and custody firm).	33

WisdomTree Investments, Inc. (asset management company) (until March 2019); Fidelity National Information Services, Inc. (financial services technology company); Ameriprise Financial, Inc. (financial services company).

Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 78	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	33	Reich and Tang Group (asset management) (until 2015).

31

AQUARIUS INTERNATIONAL FUND

COMPANY MANAGEMENT (Unaudited) (continued)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INTERESTED DIRECTOR[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 81	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director - Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	33	None
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 56	President Chief Compliance Officer	2009 to present 2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company).	N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 58	Treasurer and Secretary	2016 to present

Since 2016, Treasurer and Secretary of The RBB Fund, Inc.; from 2005 to 2016, Assistant Treasurer of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).

				N/A	N/A
Robert Amweg Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 66	Assistant Treasurer	2016 to present

Since 2013, Compliance Director, Vigilant Compliance, LLC (investment management services company); since 2012, Consultant to the financial services industry; from 2007 to 2012, Chief Financial Officer and Chief Accounting Officer, Turner Investments, LP (registered investment company).

				N/A	N/A

32

AQUARIUS INTERNATIONAL FUND

COMPANY MANAGEMENT (Unaudited) (Continued)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 36	Assistant Treasurer	2018 to present	Since 2016, Assistant Vice President, U.S. Bancorp Fund Services, LLC (fund administrative services firm); from 2007 to 2016, Supervisor, Nuveen Investments (registered investment company).	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 48	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 60	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 40	Assistant Secretary	2017 to present	Partner, Drinker Biddle & Reath LLP (law firm) (2017-Present); Drinker Biddle & Reath LLP (2006-Present).	N/A	N/A

*	Each Director oversees 33 portfolios of the Company.

1.

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

33

AQUARIUS INTERNATIONAL FUND

COMPANY MANAGEMENT (Unaudited) (CONCLUDED)

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the past five years. Each Director possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Straniere has been a practicing attorney for over 30 years and also serves on the boards of an asset management company and another registered investment company. Mr. Brodsky has over 40 years of senior executive level management experience in the cable television and communications industry. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Carnall has decades of senior executive-level management experience in the banking and financial services industry and also serves on the boards of various corporations and a bank. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing and investment services industry and service on securities industry and investment company boards.

34

AQUARIUS INTERNATIONAL FUND

PRIVACY NOTICE (UNAUDITED)

FACTS	WHAT DOES THE AQUARIUS INTERNATIONAL FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Aquarius International Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your information	Does the Aquarius International Fund share?	Can you limit this sharing?
For our everyday business purpose — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-844-261-6482

35

AQUARIUS INTERNATIONAL FUND

PRIVACY NOTICE (UNAUDITED)

What we do
How does the Aquarius International Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Aquarius International Fund collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes — information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Our affiliates include Altair Advisers, LLC, the investment adviser to the Aquarius International Fund.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Aquarius International Fund doesn’t share with nonaffiliates so they can market to you.
Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

● Aquarius International Fund may share your information with other financial institutions with whom they have joint marketing arrangements who may suggest additional fund services or other investments products which may be of interest to you. We do not currently have any joint marketing arrangements with other financial institutions.

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Investment Adviser
Altair Advisers, LLC
303 West Madison Street, Suite 600
Chicago, IL 60606

Administrator and Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

Principal Underwriter
Quasar Distributors, LLC
777 East Wisconsin Avenue, Floor 6
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
Two Commerce Square
2001 Market Street, Suite 1800
Philadelphia, PA 19103

Legal Counsel
Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

AQU-AR19

Bogle Investment Management

Small Cap
Growth Fund

of THE RBB FUND, INC.

Annual Report
August 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-877-264-5346.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-877-264-5346 to inform the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

Bogle Investment Management
Small Cap Growth Fund

Annual Investment Adviser’s Report

August 31, 2019 (Unaudited)

Fellow Shareholder:

For the fiscal year ended August 31, 2019, the Bogle Investment Management Small Cap Growth Fund (the “Fund”) returned -16.02%, underperforming by -3.13% the unmanaged Russell 2000® Index of small cap stocks (the “Benchmark”), which returned -12.89% over the same period. The Fund’s periodic returns and returns since inception are shown in the chart on page five. The following sections of this letter will provide background on the market environment, performance attribution, Fund characteristics as of its fiscal year end, and a Bogle Investment Management, L.P. business update.

Market Environment. U.S. small cap equity markets, as measured by the Benchmark, had negative performance for the fiscal year ended August 31, 2019. The Benchmark began the period by dropping -22.12% from September 1, 2018 through December 31, 2018. The U.S. Federal Reserve’s plan for increasing interest rates and quantitative tightening, investor uncertainty about manifold U.S. economic, political and military policies, increased trade/tariff tensions, and geopolitical risk generally led to equity market declines. Following the steep equity market declines and signs of economic weakness, the U.S. Federal Reserve reversed course and pledged a willingness to act with more accommodative policy if necessary. Equity markets responded positively and the Russell 2000® Index rebounded +17.03% from January 1, 2019 through February 28, 2019. After these two months of steady positive performance, episodic volatility returned and equity markets were range-bound for the balance of the fiscal year. From March 1, 2019 through August 30, 2019, the Benchmark returned -4.43%.

Large cap stocks outperformed small cap stocks for the fiscal year ended August 31, 2019, with the Russell 1000® Index of large cap stocks beating the Russell 2000® Index of small cap stocks by +15.38% (+2.49% versus -12.89%). Continuing a steady trend since the beginning of 2017, investors showed a preference for growth stocks over value stocks. For the fiscal year, the Russell 2000® Growth Index outperformed the Russell 2000® Value Index by approximately four percentage points (-11.02% versus -14.89%). The CBOE Volatility Index (VIX), which measures the market’s implied, expected future volatility, was somewhat variable during the fiscal year. It rose from historically low levels in early September, 2018 to elevated levels during the rapid market decline in December, 2018. The VIX retreated as the market rebounded in January and February 2019, and approached new historic lows in April. It then bounced up in May and again in August as equity markets faltered.

Performance Attribution. The Fund underperformed the Benchmark by -3.13%, net of all fees and expenses over the course of the fiscal year ended August 31, 2019. Most of the underperformance occurred during November, 2018 when the Fund underperformed by -4.44% (-2.85% versus +1.59%). From January 1, 2019 through August 31, 2019 the Fund outperformed the Benchmark by +0.64% (+12.49 versus +11.85%). Because we hold very little cash and tend to have limited sector deviations compared to the Benchmark, the majority of our performance relative to the Benchmark is typically attributed to “stock selection”. This was not the case for the most recent fiscal year. Stock selection was positive for the fiscal year while net sector and growth exposures were the primary detractors from net excess return. Health technology and energy minerals sectors were the most significant detractors. The Fund’s exposure to higher growth companies also contributed to the negative net excess return. Specific Fund holdings with significant negative contributions were Surmodics, Inc. (SRDX), Weight Watchers International, Inc. (WW), and On Deck Capital, Inc. (ONDK). Stocks with significant positive contributions included Cyberark Software, Ltd. (CYBR), Veracyte, Inc. (VCYT), and Lattice Semiconductor Corporation (LSCC).

In addition to stock selection and common factor exposures, we also evaluate the effectiveness of the individual models that form our composite stock selection process. The investment process combines insights derived from a rigorous and systematic analysis of fundamental financial data and complementary sources of information that measure non-fundamental, often shorter-horizon, data. This combination of signals can be thought of, conceptually, as the exploitation of investment opportunities created, primarily, by stocks with attractive fundamental financial characteristics whose appeal hasn’t yet been fully appreciated by the market, and secondarily, by opportunistically trading these securities when market data indicate that there is a statistical probability that their current prices will either revert toward, or start to diverge from, their short-term equilibrium price levels. Our fundamental models have tended to work best when markets are focused more on discriminating between similar stocks than when investors are focused on broader

1

Bogle Investment Management
Small Cap Growth Fund

Annual Investment Adviser’s Report

August 31, 2019 (Unaudited)

macroeconomic themes, moving into or out of groups or portfolios of stocks in unison. During periods when investors are focused on macroeconomic themes, our non-fundamental signals are designed to try to add value by finding both a greater number of opportunities from, and greater likelihood of investment success with, short-term price movements caused by thematic trading. Consistent with model tendencies, our different model types contributed at different times during the fiscal year. For the full fiscal year ended August 31, 2019, the Fund’s exposure to stocks that were relatively undervalued and exhibited stronger financial quality characteristics in comparison to peers was not rewarded. The Fund’s exposure to stocks with better potential for earnings in comparison to peers contributed positively, but it was not enough to offset the negative performance from the other fundamental factors. The contribution of the Fund’s exposure to our non-fundamental signals was mixed during the period. Despite the fact that our aggregate exposures did not allow us to beat our Benchmark over this fiscal year, we remain confident that these fundamental exposures should be rewarded over the long term.

The primary reason for our conviction in our ability to add value going forward is the continual work we do to try to improve our investment process. Our investment team continues to spend their time trying to discover, research and analyze myriad data that we think might give our models an edge in picking stocks that should outperform. We regularly evaluate new signals to potentially add to the investment models, review existing models to see if there are ways to improve them, and assess trading data to understand how efficiently our trading models have been working to carefully and deliberately invest and divest positions. In January 2019, after months, and in some cases years, of analysis, we incorporated into the live investment process a series of new stock selection signals and risk control techniques. These are ideas that we have methodically evaluated in simulation, and out-of-sample with live data we collect over the subsequent months or years. We believe that the updated models will reduce the overall volatility of the Fund, will reduce its active risk in comparison to the Benchmark, and that investment results should improve. While we’ve experienced only a short time with the new investment process, we’re encouraged that early results appear improved; we returned -4.11% in the last six months of the fiscal year ended August 31, 2019, beating the Benchmark return of -4.43%, marginally (by +0.32%), and reduced active volatility to 4.3% annualized over that period, after having 7.7% annualized active volatility in the first six months of the fiscal year. We thank you for your patience and long-term perspective in continuing to trust our stewardship of your investment.

Fund Characteristics. As of August 31, 2019, the Fund held 120 stocks, with the largest position representing 1.70% of net assets. As shown in the table to the right, the Fund looks similar to the Benchmark across a variety of fundamental risk characteristics. As of August 31, 2019, the Fund’s median market capitalization was smaller than the Benchmark. The Fund’s median price-to-sales ratio was also below the Benchmark, reflecting the influence of our relative valuation model.

Fundamental Characteristics August 31, 2019
Median	BOGIX*	Russell 2000® Index
Median Market Cap ($mil.)	$1,698	$2,012
Price/Historical Earnings	18.4x	20.7x
Price/Forward Earnings	15.4x	18.3x
Price/Sales	1.0x	2.5x

* The Fund’s median characteristics refer to the Fund’s holdings, not the Fund itself. Price/Historical Earnings is a measure of the price paid for a share relative to the last year of earnings per share. Price/Forward Earnings is a measure of the price paid for a share relative to the estimated future earnings (over the next one to two years) per share. Estimated future earnings come from the First Call database and actual earnings may vary from this figure. Price/Sales is a measure of the price paid for a share relative to the last year of revenues per share.

2

Bogle Investment Management
Small Cap Growth Fund

Annual Investment Adviser’s Report

August 31, 2019 (Unaudited)

Risk Statistics* Fiscal Year Period
Measurement	BOGIX	Russell 2000® Index
Standard Deviation	21.7%	19.6%
Active Volatility	6.2%
Beta with Russell 2000® Index	1.07

** Risk statistics apply to the Fund and Benchmark. Standard deviation is a statistical measure of the range of performance. Active volatility is the standard deviation of the difference between the Fund and Benchmark performance. Beta is a measure of a portfolio’s sensitivity to market movements.

The Fund’s annualized active volatility (the variability of the difference between Fund and Benchmark performance, also called “tracking error”) was 6.2% in the fiscal year ended August 31, 2019, in line with the Fund’s long-term average of 6.3% (as noted previously, active volatility was 7.7% in the first six months of the fiscal year, and 4.3% in the last six months). The Fund’s beta with the Benchmark was approximately 1.07.

Self-Assessment. After underperforming the Benchmark by -3.13%, we have to give ourselves a poor mark for investment performance. The strategy’s exposure to relative value and financial quality have continued to underperform the past few years, as the market seems to reward expensive companies and favor sales growth with little regard for the quality of earnings. This may be a sign that we are in the late stages of the business cycle. Although we know there will be environments in which our exposures are not rewarded, we continue to believe that the prices paid for securities and the quality of the earnings that a company generates are important components of any investment strategy. We have experienced environments like this in the past (the mid to late 90’s) and we remain confident that investors should one day again reward these core fundamental exposures. We have an experienced team of professionals who have worked together for many years. We focus on one core investment approach, and we strictly control the amount of capital we will accept to limit the erosion of our investment insights that inevitably comes from an asset base that has been allowed to grow too large. We maintain conviction that we have all of the elements required to deliver attractive long-term returns.

While investment results are our primary focus, our shareholder services are important as well. We work with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, to provide shareholder services, giving them feedback that we have received from you as well as feedback from us based on our own experiences as fellow shareholders. We encourage you to let us know how we can improve your shareholder experience.

Progress at Bogle Investment Management. At the end of August 2019, net assets in the Fund were approximately $69 million. Our investment team remains unchanged; the same five investment professionals continue to work together to generate new ideas for improving our investment process. We appreciate you staying the course with your investments with us.

More information about the Fund, including sector allocation, fundamental characteristics, and top ten holdings, can be viewed on our website, www.boglefunds.com. The Fund’s net asset value is updated daily while other Fund information is updated quarterly. Fund information is also available on Morningstar.com and other internet-based financial data providers. We thank you for your ongoing support and, moreover, for the trust and confidence you have placed in us.

Respectfully,

Bogle Investment Management, L.P.
Management Office: 781-283-5000
Shareholder Services Toll Free: 1-877-BOGLEIM (264-5346)

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at 1-877-264-5346. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance quoted reflects fee waivers in effect and would have been less in their absence.

3

Bogle Investment Management
Small Cap Growth Fund

Annual Investment Adviser’s Report

August 31, 2019 (Unaudited)

The Fund’s investment adviser, Bogle Investment Management, L.P. (the “Adviser”), has contractually agreed to waive management fees and reimburse expenses through December 31, 2020 to the extent that total annual Fund operating expenses (excluding certain expenses) exceed 1.25%. The Adviser, in its discretion, has the right to extend this waiver. The total expense ratio for the Fund, prior to fee waivers, as stated in the current prospectus dated December 31, 2018, is 1.30%. The net expense ratio of 1.26% is applicable to investors.

The Russell 1000® Index is a market capitalization weighted index of approximately 1,000 of the largest companies in the U.S. equity markets. The Russell 2000® Index is an index of stocks 1001 through 3000 in the Russell 3000® Index, which is made up of 3,000 of the largest U.S. stocks ranked by market capitalization. The Russell 2000 Value® Index is a subset of the securities found in the Russell 2000® Index that exhibit a value probability using the price-to-book ratio. The Russell 2000 Growth® Index is a subset of the securities found in the Russell 2000® Index that exhibit a growth probability using the Institutional Brokers’ Estimate System (I/B/E/S) forecast medium-term growth (2-year) and sales per share historical growth (5-year). The indexes are published and maintained by FTSE Russell and a direct investment in the indexes is not possible. Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and / or Russell ratings or underlying data and no party may rely on any Russell Indexes and / or Russell ratings and / or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication. VIX is the ticker symbol for the Chicago Board Options Exchange (CBOE) Volatility Index, which shows the market’s expectation of 30-day volatility.

Mutual Fund investing involves risk including the possible loss of principal. Investing in small companies can involve more volatility, less liquidity and less available information than investing in large companies. The Fund may invest in undervalued securities which may not appreciate in value as anticipated or may remain undervalued for long periods of time.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk.

Please refer to the Schedule of Investments in this report for a complete list of Fund holdings as of August 31, 2019.

4

Bogle Investment Management
Small Cap Growth Fund

Performance Data

August 31, 2019 (Unaudited)

Comparison of Change in Value of $10,000 Investment in Bogle Investment Management
Small Cap Growth Fund vs. Russell 2000® Index

This chart assumes a hypothetical $10,000 initial investment in the Fund made on August 31, 2009 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell 2000® Index is unmanaged, does not incur expenses and is not available for investment.

Average Annual Total Returns for the Periods Ended August 31, 2019
	One Year	Five Year	Ten Year	Since Inception(1)
Bogle Investment Management Small Cap Growth Fund	-16.02%	2.88%	12.10%	10.23%
Russell 2000® Index	-12.89%	6.41%	11.59%	7.96%

(1)	For the period October 1, 1999 (commencement of operations) through August 31, 2019.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at 1-877-264-5346. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance quoted reflects fee waivers in effect and would have been less in their absence. The total annual Fund operating expense ratio, as stated in the current prospectus dated December 31, 2018, is 1.30% for the Fund prior to fee waivers.

Bogle Investment Management, L.P. (the “Adviser” or “Bogle”) waived a portion of its advisory fee and agreed to reimburse a portion of the Bogle Investment Management Small Cap Growth Fund’s (the “Fund”) operating expenses, if necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and reimbursements of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions.

5

Bogle Investment Management
Small Cap Growth Fund

Fund Expense Example

August 31, 2019 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2019 through August 31, 2019 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Expenses Paid During Period*	Annualized Expense Ratio	Actual Six-Month Total Investment Return for the Fund
Actual	$1,000.00	$ 958.90	$6.17	1.25%	-4.11%
Hypothetical (5% return before expenses)	1,000.00	1,018.90	6.36	1.25%	N/A

*

Expenses are equal to the Fund’s annualized six-month expense ratio for the period March 1, 2019 to August 31, 2019, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one half-year period. The Fund’s ending account value on the first line in the table is based on the actual six-month total investment return for the Fund.

6

Bogle Investment Management
Small Cap Growth Fund

Portfolio Holdings Summary Table

August 31, 2019 (Unaudited)

The following table presents a summary by security type of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Finance	23.3%	$16,153,025
Electronic Technology	9.9	6,854,519
Health Technology	9.9	6,842,000
Producer Manufacturing	9.4	6,553,218
Technology Services	8.2	5,650,327
Retail Trade	5.3	3,683,442
Consumer Services	5.0	3,459,864
Non-Energy Minerals	3.8	2,651,883
Commercial Services	3.7	2,569,684
Distribution Services	3.7	2,557,925
Process Industries	3.3	2,276,674
Industrial Services	3.2	2,196,500
Consumer Non-Durables	3.0	2,050,230
Energy Minerals	2.5	1,748,766
Consumer Durables	1.8	1,267,078
Health Services	1.4	973,481
Transportation	0.6	430,663
Utilities	0.0	10,786
SHORT-TERM INVESTMENTS	1.9	1,323,231
OTHER ASSETS IN EXCESS OF LIABILITIES	0.1	48,411
NET ASSETS	100.0%	$69,301,707

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.
7

Bogle Investment Management
Small Cap Growth Fund

Portfolio of Investments

August 31, 2019

	Number of Shares	Value
COMMON STOCKS—98.0%
COMMERCIAL SERVICES—3.7%
Cardtronics PLC, Class A*	12,000	$355,440
Conduent, Inc.*	102,171	665,133
Medpace Holdings, Inc.*	10,259	830,056
Vectrus, Inc.*	17,772	719,055
		2,569,684
CONSUMER DURABLES—1.8%
Beazer Homes USA, Inc.*	68,387	856,889
M/I Homes, Inc.*	11,350	410,189
		1,267,078
CONSUMER NON-DURABLES—3.0%
BRF SA, ADR*	78,886	725,751
Coca-Cola Consolidated, Inc.	2,068	696,110
Cott Corp.	49,831	628,369
		2,050,230
CONSUMER SERVICES—5.0%
Career Education Corp.*	40,421	829,035
Carnival PLC, ADR	9,775	417,979
Everi Holdings, Inc.*	71,715	641,132
K12, Inc.*	29,804	785,335
Unifirst Corp.	4,014	786,383
		3,459,864
DISTRIBUTION SERVICES—3.7%
Core-Mark Holding Co., Inc.	26,045	843,597
Foundation Building Materials, Inc.*	35,609	609,982
World Fuel Services Corp.	28,759	1,104,346
		2,557,925
ELECTRONIC TECHNOLOGY—9.9%
Astronics Corp.*	17,071	469,623
Audiocodes Ltd.	49,677	866,864
Benchmark Electronics, Inc.	7,425	196,614
Ciena Corp.*	12,026	492,224
Comtech Telecommunications Corp.	29,620	792,335
Ducommun, Inc.*	9,978	410,894
Lattice Semiconductor Corp.*	59,732	1,176,123
ManTech International Corp., Class A	8,814	619,448
NeoPhotonics Corp.*	77,388	484,449
OSI Systems, Inc.*	2,883	302,744
Radware Ltd.*	17,028	416,334
SMART Global Holdings, Inc.*	22,065	626,867
		6,854,519
ENERGY MINERALS—2.5%
Delek US Holdings, Inc.	18,375	601,781
HollyFrontier Corp.	11,164	495,235
ENERGY MINERALS—(continued)
PBF Energy, Inc., Class A	27,500	$651,750
		1,748,766
FINANCE—23.3%
Aaron’s, Inc.	12,442	797,657
Alleghany Corp.*	772	578,467
Ambac Financial Group, Inc.*	23,587	425,509
Argo Group International Holdings Ltd.	9,899	650,562
Axis Capital Holdings Ltd.	10,727	658,531
BGC Partners, Inc., Class A	123,173	628,182
Brightsphere Investment Group PLC	58,012	527,329
Ellington Financial, Inc.	27,372	478,189
Employers Holdings, Inc.	700	30,191
Erie Indemnity Co., Class A	1,302	285,542
Essent Group Ltd.	12,467	604,650
Federal Agricultural Mortgage Corp., Class C	2,100	172,935
H&E Equipment Services, Inc.	2,910	70,684
Hanover Insurance Group, Inc., (The)	4,767	634,726
Hertz Global Holdings, Inc.*	31,662	383,427
INTL FCStone, Inc.*	17,556	688,371
Macquarie Infrastructure Corp.	16,200	612,684
Mercury General Corp.	10,973	587,056
Mr Cooper Group, Inc.*	67,053	590,737
Nelnet, Inc., Class A	10,385	696,314
NMI Holdings, Inc., Class A*	22,233	630,083
On Deck Capital, Inc.*	156,293	507,952
PennyMac Financial Services, Inc.*	29,013	858,495
RenaissanceRe Holdings Ltd.	2,960	534,428
Rent-A-Center, Inc.	35,578	908,306
Safety Insurance Group, Inc.	5,593	539,389
Stifel Financial Corp.	3,816	203,851
Third Point Reinsurance Ltd.*	64,402	606,667
Universal Insurance Holdings, Inc.	26,630	665,750
Walker & Dunlop, Inc.	10,676	596,361
		16,153,025
HEALTH SERVICES—1.4%
Joint Corp., (The)*	26,009	436,431
Triple-S Management Corp., Class B*	26,172	537,050
		973,481
HEALTH TECHNOLOGY—9.9%
Assertio Therapeutics, Inc.*	65,375	94,140
Collegium Pharmaceutical, Inc.*	25,051	290,091
Cutera, Inc.*	31,595	912,148

The accompanying notes are an integral part of the financial statements.
8

Bogle Investment Management
Small Cap Growth Fund

Portfolio of Investments (Concluded)

August 31, 2019

	Number of Shares	Value
HEALTH TECHNOLOGY—(continued)
Fluidigm Corp.*	40,564	$226,347
Horizon Therapeutics PLC*	25,762	711,804
ICON PLC*	3,211	495,104
Iveric Bio, Inc.*	11,071	12,178
Jazz Pharmaceuticals PLC*	4,256	545,406
Meridian Bioscience, Inc.	68,982	636,704
Novocure Ltd.*	9,196	835,548
OraSure Technologies, Inc.*	80,992	534,547
Puma Biotechnology, Inc.*	56,320	605,440
Rocket Pharmaceuticals, Inc.*	38,050	412,843
Vanda Pharmaceuticals, Inc.*	37,594	529,700
		6,842,000
INDUSTRIAL SERVICES—3.2%
Basic Energy Services, Inc.*	15,620	20,775
Clean Harbors, Inc.*	8,117	597,005
EMCOR Group, Inc.	10,168	889,090
Great Lakes Dredge & Dock Corp.*	63,619	689,630
		2,196,500
NON-ENERGY MINERALS—3.8%
Alcoa Corp.*	28,190	505,447
Boise Cascade Co.	26,417	829,494
Materion Corp.	12,119	713,082
Universal Forest Products, Inc.	15,444	603,860
		2,651,883
PROCESS INDUSTRIES—3.3%
Berry Global Group, Inc.*	13,488	527,920
Cosan Ltd., Class A	70,640	990,373
Daqo New Energy Corp., ADR*	2,900	149,640
Silgan Holdings, Inc.	20,455	608,741
		2,276,674
PRODUCER MANUFACTURING—9.4%
American Superconductor Corp.*	20,836	159,812
American Woodmark Corp.*	9,022	743,142
BMC Stock Holdings, Inc.*	31,157	792,322
Builders FirstSource, Inc.*	41,488	806,942
Canadian Solar, Inc.*	33,460	782,629
Gibraltar Industries, Inc.*	15,859	638,642
HNI Corp.	19,857	619,340
Installed Building Products, Inc.*	10,926	621,799
Navistar International Corp.*	20,219	465,037
TopBuild Corp.*	6,723	622,684
Tupperware Brands Corp.	23,126	300,869
		6,553,218
RETAIL TRADE—5.3%
Casey’s General Stores, Inc.	3,200	537,120
Cia Brasileira de Distribuicao Class A, SP ADR	31,773	671,681
RETAIL TRADE—(continued)
Conn’s, Inc.*	30,111	$607,038
Medifast, Inc.	6,218	621,551
RH*	4,788	685,881
Vipshop Holdings Ltd., ADR*	66,926	560,171
		3,683,442
TECHNOLOGY SERVICES—8.2%
Dropbox, Inc., Class A*	21,420	383,418
Euronet Worldwide, Inc.*	4,006	613,479
Five9, Inc.*	12,945	818,253
LogMeIn, Inc.	8,949	598,151
Perspecta, Inc.	25,554	663,126
QIWI PLC, SP ADR	33,399	811,595
Rubicon Project, Inc., (The)*	55,397	566,712
Telaria, Inc.*	48,404	483,072
TriNet Group, Inc.*	117	7,854
Workiva, Inc., Class A*	14,647	704,667
		5,650,327
TRANSPORTATION—0.6%
Gol Linhas Aereas Inteligentes SA, ADR*	10,841	174,215
Grupo Aeroportuario del Centro Norte SAB de CV, SP ADR	5,482	256,448
		430,663
UTILITIES—0.0%
Pampa Energia SA, SP ADR*	831	10,786
TOTAL COMMON STOCKS
(Cost $67,498,198)		67,930,065

SHORT-TERM INVESTMENTS—1.9%
Fidelity Investments Money Market Funds - Government Portfolio, 2.00% (a)	1,323,231
TOTAL SHORT-TERM INVESTMENTS
(Cost $1,323,231)	1,323,231
TOTAL INVESTMENTS—99.9%
(Cost $68,821,429)	69,253,296
OTHER ASSETS IN EXCESS OF LIABILITIES—0.1%	48,411
NET ASSETS—100.0%	$69,301,707

*	Non-income producing security.

(a)	Seven-day yield as of August 31, 2019.

ADR — American Depositary Receipt

PLC — Public Limited Company

SP ADR — Sponsored American Depositary Receipt

The accompanying notes are an integral part of the financial statements.
9

Bogle Investment Management
Small Cap Growth Fund

Statement Of Assets And Liabilities

August 31, 2019

Assets
Investments, at value (cost $67,498,198)	$67,930,065
Short-term investments, at value (cost $1,323,231)	1,323,231
Receivables for:
Investments sold	731,521
Dividends	68,310
Prepaid expenses and other assets	23,659
Total assets	70,076,786

Liabilities
Payables for:
Investments purchased	649,649
Advisory fees	53,177
Other accrued expenses and liabilities	72,253
Total liabilities	775,079
Net assets	$69,301,707

Net Assets Consist of:
Par value	$2,700
Paid-in capital	69,244,153
Total distributable earnings/(loss)	54,854
Net assets	$69,301,707

CAPITAL SHARES:
Net assets	$69,301,707
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	2,699,943
Net asset value, offering and redemption price per share	$25.67

The accompanying notes are an integral part of the financial statements.
10

Bogle Investment Management
Small Cap Growth Fund

Statement Of Operations

For the Year Ended August 31, 2019

Investment Income
Dividends (net of foreign taxes withheld of $5,424)	$547,029
Total investment income	547,029

Expenses
Advisory fees (Note 2)	765,066
Transfer agent fees (Note 2)	58,963
Administration and accounting fees (Note 2)	51,455
Audit and tax service fees	30,485
Legal fees	28,619
Custodian fees (Note 2)	26,775
Registration and filing fees	25,841
Officer fees	17,139
Director fees	13,992
Printing and shareholder reporting fees	13,461
Other expenses	13,059
Total expenses before waivers	1,044,855
Less: waivers (Note 2)	(88,523)
Net expenses after waivers	956,332
Net investment income/(loss)	(409,303)

Net Realized and Unrealized Gain/(Loss) from Investments
Net realized gain/(loss) from investments	292,411
Net change in unrealized appreciation/(depreciation) on investments	(15,076,628)
Net realized and unrealized gain/(loss) on investments	(14,784,217)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(15,193,520)

The accompanying notes are an integral part of the financial statements.
11

Bogle Investment Management
Small Cap Growth Fund

Statements of Changes in Net Assets

	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018(1)
Increase/(Decrease) in Net Assets From Operations:
Net investment income/(loss)	$(409,303)	$(612,116)
Net realized gain/(loss) from investments	292,411	13,872,196
Net change in unrealized appreciation/(depreciation) on investments	(15,076,628)	7,823,184
Net increase/(decrease) in net assets resulting from operations	(15,193,520)	21,083,264

Dividends and Distributions to Shareholders:
Total distributable earnings	(9,977,095)	(10,781,589)
Net decrease in net assets from dividends and distributions to shareholders	(9,977,095)	(10,781,589)

Increase/(Decrease) in Net Assets Derived From Capital Share Transactions:
Proceeds from shares sold	1,103,223	1,934,636
Reinvestment of distributions	9,551,887	10,427,402
Distributions for shares redeemed	(12,761,667)	(32,362,655)
Net increase/(decrease) in net assets from capital share transactions	(2,106,557)	(20,000,617)
Total increase/(decrease) in net assets	(27,277,172)	(9,698,942)

Net Assets:
Beginning of period	96,578,879	106,277,821
End of period	$69,301,707	$96,578,879

Shares Transactions:
Shares sold	42,495	59,630
Shares reinvested	379,043	344,480
Shares redeemed	(469,806)	(973,282)
Net increase/(decrease) in shares outstanding	(48,268)	(569,172)

(1)

The following information was previously reported in the August 31, 2018 financial statements. See Note 6 for more details on the Securities and Exchange Commission’s (“SEC”) Final Rule on Disclosure Update and Simplification. Dividends and distributions to shareholders from net realized capital gains were $10,781,589 during the year ended August 31, 2018, and undistributed/accumulated net investment income/(loss) as of August 31, 2018 was $0.

The accompanying notes are an integral part of the financial statements.
12

Bogle Investment Management
Small Cap Growth Fund

Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015
Per Share Operating Performance
Net asset value, beginning of period	$35.14	$32.04	$27.00	$30.00	$38.07
Net investment income/(loss)(1)	(0.15)	(0.19)	(0.18)	(0.13)	(0.18)
Net realized and unrealized gain/(loss) from investments	(5.55)	6.63	5.22	1.21	(3.09)
Net increase/(decrease) in net assets resulting from operations	(5.70)	6.44	5.04	1.08	(3.27)
Dividends and distributions to shareholders from:
Net realized capital gains	(3.77)	(3.34)	—	(4.08)	(4.80)
Total dividends and distributions to shareholders	(3.77)	(3.34)	—	(4.08)	(4.80)
Net asset value, end of period	$25.67	$35.14	$32.04	$27.00	$30.00
Total investment return(2)	(16.02)%	21.77%	18.69%	4.37%	(8.99)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$69,302	$96,579	$ 106,278	$57,180	$88,086
Ratio of expenses to average net assets with waivers and reimbursements	1.25%	1.25%	1.27%	1.25%	1.25%
Ratio of expenses to average net assets without waiver and reimbursements(3)	1.37%	1.29%	1.37%	1.42%	1.35%
Ratio of net investment income/(loss) to average net assets	(0.53)%	(0.57)%	(0.61)%	(0.50)%	(0.53)%
Portfolio turnover rate	344%	349%	366%	380%	196%

(1)	Calculated based on average shares outstanding for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(3)	During the current fiscal period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.
13

Bogle Investment Management
Small Cap Growth Fund

Notes To Financial Statements

August 31, 2019

1. Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has thirty-three separate investment portfolios, including the Bogle Investment Management Small Cap Growth Fund (the “Fund”), which commenced investment operations on October 1, 1999.

RBB has authorized capital of one hundred billion shares of common stock of which 87.423 billion shares are currently classified into one hundred and eighty-five classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The Fund’s investment objective is to provide long-term capital appreciation.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services - Investment Companies”.

The end of the reporting period for the Fund is August 31, 2019, and the period covered by these Notes to Financial Statements is the fiscal period ended August 31, 2019 (the “current fiscal period”).

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Investments in other open-end investment companies, if any, are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuation techniques used to measure the fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

● Level 1 –	Prices are determined using quoted prices in active markets for identical securities.

● Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

● Level 3 –	Prices are determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

14

Bogle Investment Management
Small Cap Growth Fund

Notes To Financial Statements (Continued)

August 31, 2019

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Fund’s investments carried at fair value:

	Total	Level 1	Level 2	Level 3
Common Stocks	$67,930,065	$67,930,065	$—	$—
Short-Term Investments	1,323,231	1,323,231	—	—
Total Investments*	$69,253,296	$69,253,296	$—	$—

*	Please refer to the Portfolio of Investments for further details.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for Level 3 transfers are disclosed if the Fund had an amount of total Level 3 transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Fund had no Level 3 transfers.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

Investment Transactions, Investment Income and Expenses — The Fund records security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income (including amortization of premiums and accretion of discounts) is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Fund’s investment income, expenses (other than class specific distribution fees) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred on behalf of a specific class, fund or fund family of the Company are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.

15

Bogle Investment Management
Small Cap Growth Fund

Notes To Financial Statements (Continued)

August 31, 2019

Dividends And Distributions To Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Cash and Cash Equivalents — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, the Fund expects the risk of material loss from such claims to be remote.

2. Investment Adviser and Other Services

Bogle Investment Management, L.P. (“Bogle” or the “Adviser”) serves as the investment adviser to the Fund. The Fund compensates the Adviser for its services at an annual rate based on the Fund’s average daily net assets (the “Advisory Fee”), payable on a monthly basis in arrears, as shown in the accompanying table.

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent that total Fund operating expenses (excluding certain items discussed below) exceed the rate (“Expense Cap”) shown in the accompanying table. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and certain of these expenses could cause net total annual Fund operating expenses to exceed the Expense Cap: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until December 31, 2020 and may not be terminated without the approval of the Board. The Adviser may discontinue these arrangements at any time after December 31, 2020. The Fund will not pay the Adviser at a later time for any amounts the Adviser may waive and/or any amounts that the Adviser has assumed. The contractual fee waiver does not provide for recoupment of fees that were waived and/or expenses that were reimbursed.

Advisory Fee	Expense Cap
1.00%	1.25%

During the current fiscal period, investment advisory fees accrued and waived were as follows:

Gross Advisory Fees	Waivers	Net Advisory Fees
$765,066	$(88,523)	$676,543

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as administrator for the Fund. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Fund’s transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

16

Bogle Investment Management
Small Cap Growth Fund

Notes To Financial Statements (Continued)
August 31, 2019

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Quasar Distributors, LLC serves as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with RBB.

For compensation amounts paid to Fund Services and the Custodian, please refer to the Statement of Operations.

3. Director and Officer Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. Employees of Vigilant Compliance, LLC serve as President, Chief Compliance Officer and Assistant Treasurer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. An employee of RBB serves as Treasurer and Secretary, and is compensated for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Fund or the Company. For Director and Officer compensation amounts, please refer to the Statement of Operations.

4. Purchases and Sales of Investment Securities

During the current fiscal period, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

Purchases	Sales
$261,623,003	$272,971,305

There were no purchases or sales of long-term U.S. Government securities during the current fiscal period.

5. Federal Income Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2019, the federal tax cost and aggregate gross unrealized appreciation and depreciation of investments held by the Fund were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$69,062,918	$5,869,582	$(5,679,204)	$190,378

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

17

Bogle Investment Management
Small Cap Growth Fund

Notes To Financial Statements (Continued)

August 31, 2019

Permanent differences as of August 31, 2019, primarily attributable to tax equalization and PFICs, were reclassified among the following accounts:

DISTRIBUTABLE EARNINGS/(LOSS)	Paid-In Capital
$(908,263)	$908,263

As of August 31, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)	Qualified Late-Year Loss Deferral
$208,697	$190,378	$344,221

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains, if applicable, are reported as ordinary income for federal income tax purposes.

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and August 31 and late year ordinary losses ((i) ordinary losses between January 1 and August 31, and (ii) specified ordinary and currency losses between November 1 and August 31) as occurring on the first day of the following tax year. For the fiscal year ended August 31, 2019, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until September 1, 2019. The Fund deferred qualified late-year losses of $344,221 which will be treated as arising on the first business day of the following fiscal year.

The tax character of dividends and distributions paid during the fiscal years ended August 31, 2019 and August 31, 2018 were as follows:

	Ordinary Income	Long-Term Gains	Total
2019	$8,520,438	$1,456,657	$9,977,095
2018	10,781,589	—	10,781,589

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The Fund is permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses. As of August 31, 2019, the Fund had no capital loss carryforwards.

6. New Accounting Pronouncements and regulatory updates

In August 2018, FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurement. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all affected entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An affected entity is permitted to adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of additional disclosures, which are required for public companies only, until their effective date. Management evaluated the impact of these changes on the Fund’s financial statements and

18

Bogle Investment Management
Small Cap Growth Fund

Notes To Financial Statements (Concluded)

August 31, 2019

has elected to early adopt the removed and modified disclosures effective February 28, 2019. The impact of adoption was limited to changes in the financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy. Management is still evaluating the impact of the additional disclosure requirements.

In August 2018, the SEC released its Final Rule on Disclosure Update and Simplification, which amends certain disclosure requirements effective for filings subsequent to November 5, 2018. As of February 28, 2019, management has adopted this amendment. The amendment requires presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities. The amendment also requires presentation of the total distributions, rather than the components thereof, on the Statements of Changes in Net Assets and removes the requirement for disclosure of accumulated net investment income/(loss) on a book basis. These changes generally simplify the disclosure of information without significantly altering the information provided to investors.

7. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no significant events requiring recognition or disclosure in the financial statements.

19

Bogle Investment Management
Small Cap Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The RBB Fund, Inc. and Shareholders of Bogle Investment Management Small Cap Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Bogle Investment Management Small Cap Growth Fund (the “Fund”), a separately managed portfolio of The RBB Fund, Inc., as of August 31, 2019, the related statement of operations for the year ended August 31, 2019, the statement of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2019 and the financial highlights for each of the five years in the period ended August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania
October 25, 2019

We have served as the auditor of one or more Bogle Investment Management, L.P. investment companies since 2000.

20

Bogle Investment Management
Small Cap Growth Fund

Shareholder Tax Information

(Unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended August 31, 2019. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2019. During the fiscal year ended August 31, 2019, the following dividends and distributions were paid by the Fund:

Ordinary Income Dividend	Long-Term Capital Gain Dividends
$8,520,438	$1,456,657

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The percentage of ordinary income dividends qualifying for the 15% dividend tax rate is 5.48%.

The percentage of ordinary income dividends qualifying for the corporate dividends received deduction is 4.94%.

The Fund designates 100.00% of the ordinary income distributions as qualified short-term gain pursuant to the American Job Creation Act of 2004.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2019. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2020.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

21

Bogle Investment Management
Small Cap Growth Fund

Other Information (Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling (877) 264-5346 and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q (or as an exhibit to its reports on Form N-Q’s successor, Form N-PORT). The Company’s Form N-Q is available on the SEC website at http://www.sec.gov.

Approval of Investment Advisory Agreement

As required by the Investment Company Act of 1940, as amended (the “1940 Act”), the Board of Directors (the “Board”) of the Company, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of the investment advisory agreement between Bogle and the Company (the “Investment Advisory Agreement”) on behalf of the Fund, at a meeting of the Board held on May 15-16, 2019 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreement for an additional one-year term. The Board’s decision to approve the Investment Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Investment Advisory Agreement, the Board considered information provided by Bogle with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Investment Advisory Agreement between the Company and Bogle with respect to the Fund, the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of Bogle’s services provided to the Fund; (ii) descriptions of the experience and qualifications of Bogle’s personnel providing those services; (iii) Bogle’s investment philosophies and processes; (iv) Bogle’s assets under management and client descriptions; (v) Bogle’s soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Bogle’s current advisory fee arrangement with the Company and other similarly managed clients; (vii) Bogle’s compliance procedures; (viii) Bogle’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Fund; (ix) the extent to which economies of scale are relevant to the Fund; (x) a report prepared by Broadridge/Lipper comparing the Fund’s management fees and total expense ratio to those of its Lipper Group and comparing the performance of the Fund to the performance of its Lipper Group; and (xi) a report comparing the performance of the Fund to the performance of its benchmark.

As part of their review, the Directors considered the nature, extent and quality of the services provided by Bogle. The Directors concluded that Bogle had substantial resources to provide services to the Fund and that Bogle’s services had been acceptable.

The Directors also considered the investment performance of the Fund and Bogle. The Directors noted that the Fund had outperformed the Fund’s primary benchmark for the year-to-date and since-inception periods ended March 31, 2019. The Directors also considered the Fund’s 2nd quintile ranking within its Lipper Performance Group for the two-year and three-year periods ended December 31, 2018, and 3rd quintile ranking within its Lipper Performance Universe for the two-year and three-year periods ended December 31, 2018.

22

Bogle Investment Management
Small Cap Growth Fund

Other Information (Concluded)

(Unaudited)

The Board also considered the advisory fee rate payable by the Fund under the Investment Advisory Agreement. In this regard, information on the fees paid by the Fund and the Fund’s total operating expense ratio (before and after fee waivers and expense reimbursements) was compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that the contractual advisory fees of the Fund were slightly above the peer group median, and the actual advisory fees of the Fund were slightly above the peer group median. In addition, the Directors noted that Bogle has contractually agreed to waive management fees and reimburse expenses through December 31, 2020 to the extent that total annual Fund operating expenses exceed 1.25% for the Fund.

After reviewing the information regarding the Fund’s costs, profitability and economies of scale, and after considering Bogle’s services, the Directors concluded that the investment advisory fees paid by the Fund were fair and reasonable and that the Investment Advisory Agreement should be approved and continued for an additional one-year period ending August 16, 2020.

23

Bogle Investment Management
Small Cap Growth Fund

Company Management

(Unaudited)

Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (877) 264-5346.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 86	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	33	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 615 East Michigan Street Milwaukee, WI 53202 Age: 80	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since 2004, Director of Cornerstone Bank.	33	None
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 52	Director	2012 to present	Since 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	33

Emtec, Inc.; FS Investment Corporation (business development company) (until December 2018); FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios)(registered investment company).

Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 76	Director	2006 to present	Since 1997, Consultant, financial services organizations.	33

IntriCon Corporation (biomedical device manufacturer); Kalmar Pooled Investment Trust (registered investment company) (until September 2017); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance).

24

Bogle Investment Management
Small Cap Growth Fund

Company Management (Continued)

(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 71	Chairman Director	2005 to present 1991 to present	From 2006-2016, Co-Founder and Chief Executive Officer, Lifebooker, LLC (online beauty and health appointment booking service).	33	Independent Trustee of EIP Investment Trust (registered investment company).
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 59	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm); from 1983-2014, Chief Executive Officer and various positions, Pershing LLC (broker dealer, clearing and custody firm).	33

WisdomTree Investments, Inc. (asset management company) (until March 2019); Fidelity National Information Services, Inc. (financial services technology company); Ameriprise Financial, Inc. (financial services company).

Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 78	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	33	Reich and Tang Group (asset management) (until 2015).
INTERESTED DIRECTOR[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 81	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	33	None
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 56	President Chief Compliance Officer	2009 to present 2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company).	N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 58	Treasurer and Secretary	2016 to present

Since 2016, Treasurer and Secretary of The RBB Fund, Inc.; from 2005 to 2016, Assistant Treasurer of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).

				N/A	N/A

25

Bogle Investment Management
Small Cap Growth Fund

Company Management (Continued)

(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
OFFICERS
Robert Amweg Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 66	Assistant Treasurer	2016 to present

Since 2013, Compliance Director, Vigilant Compliance, LLC (investment management services company); since 2012, Consultant to the financial services industry; from 2007 to 2012, Chief Financial Officer and Chief Accounting Officer, Turner Investments, LP (registered investment company).

				N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 36	Assistant Treasurer	2018 to present	Since 2016, Assistant Vice President, U.S. Bancorp Fund Services, LLC (fund administrative services firm); from 2007 to 2016, Supervisor, Nuveen Investments (registered investment company).	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 48	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 60	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 40	Assistant Secretary	2017 to present	Partner, Drinker Biddle & Reath LLP (law firm) (2017-Present); Drinker Biddle & Reath LLP (2006-Present).	N/A	N/A

*	Each Director oversees 33 portfolios of the Company.

1.

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

26

Bogle Investment Management
Small Cap Growth Fund

Company Management (Concluded)

(Unaudited)

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the past five years. Each Director possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Straniere has been a practicing attorney for over 30 years and also serves on the boards of an asset management company and another registered investment company. Mr. Brodsky has over 40 years of senior executive-level management experience in the cable television and communications industry. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Carnall has decades of senior executive-level management experience in the banking and financial services industry and also serves on the boards of various corporations and a bank. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing and investment services industry and service on securities industry and investment company boards.

27

Bogle Investment Management
Small Cap Growth Fund

Privacy Notice

(Unaudited)

FACTS	WHAT DOES THE Bogle Investment Management Small Cap Growth Fund DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●   Social Security number

●   account balances

●   account transactions

●   transaction history

●   wire transfer instructions

●   checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Bogle Investment Management Small Cap Growth Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Bogle Investment Management Small Cap Growth Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share.
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share.
For our affiliates to market to you	No	We don’t share.
For nonaffiliates to market to you	No	We don’t share.

Questions?	Call (877) 264-5346 or go to www.boglefunds.com

28

Bogle Investment Management
Small Cap Growth Fund

Privacy Notice (Continued)

(Unaudited)

What we do
How does the Bogle Investment Management Small Cap Growth Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Bogle Investment Management Small Cap Growth Fund collect my personal information?

We collect your personal information, for example, when you

●   open an account

●   provide account information

●   give us your contact information

●   make a wire transfer

●   tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●   sharing for affiliates’ everyday business purposes – information about your creditworthiness

●   affiliates from using your information to market to you

●   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

European Union’s General Data Protection Regulation

In addition to the above information, where applicable, you have the following rights under the European Union’s General Data Protection Regulation (“GDPR”) and U.S. Privacy Laws, as applicable and to the extent permitted by law, to

●   Check whether we hold personal information about you and to access such data (in accordance with our policy)

●   Request the correction of personal information about you that is inaccurate

●   Have a copy of the personal information we hold about you provided to you or another “controller” where technically feasible

●   Request the erasure of your personal information

●   Request the restriction of processing concerning you

The legal grounds for processing of your personal information is for contractual necessity and compliance with law.

If you wish to exercise any of your rights above, please call: 1-844-261-6484.

You are required to ensure the personal information we hold about you is up-to-date and accurate and you must notify us of any changes to the personal data you provided to us.

The Bogle Investment Management Small Cap Growth Fund shall retain your personal data for as long as you are an investor in the Fund and thereafter as long as necessary to comply with applicable laws that require the Fund to retain your personal data, such as the Securities and Exchange Commission’s data retention rules. Your personal data will be transferred to the United States so that the Fund may provide the agreed upon services for you. No adequacy decision has been rendered by the European Commission as to the data protection of your personal data when transferring it to the United States. However, the Fund does take the security of your personal data seriously.

You also have the right to lodge a complaint with the appropriate regulatory authority with respect to issues you may have.

29

Bogle Investment Management
Small Cap Growth Fund

Privacy Notice (Concluded)

(Unaudited)

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Our affiliates include Bogle Investment Management, L.P.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

●   The Bogle Investment Management Small Cap Growth Fund doesn’t share with nonaffiliates so they can market to you. The Fund may share information with nonaffiliates that perform marketing services on our behalf.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

●   The Bogle Investment Management Small Cap Growth Fund does not jointly market.

Controller

“Controller” means the natural or legal person, public authority, agency or other body which, alone or jointly with others, determines the purposes and means of the processing of personal data; where the purposes and means of such processing are determined by European Union or European Member State law, the Controller or the specific criteria for its nomination may be provided for by European Union or European Member State law.

30

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Investment Adviser
Bogle Investment Management, L.P.
2310 Washington Street
Suite 310
Newton Lower Falls, MA 02462

Administrator and Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

Principal Underwriter
Quasar Distributors, LLC
777 East Wisconsin Avenue, Floor 6
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1800
2001 Market Street
Philadelphia, PA 19103-7042

Legal Counsel
Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

BOG-AR19

Boston Partners Investment Funds
of The RBB Fund, Inc.

Annual Report
August 31, 2019

Boston Partners Small Cap Value Fund II

Boston Partners Long/Short Equity Fund

Boston Partners Long/Short Research Fund

Boston Partners All-Cap Value Fund

WPG Partners Small/Micro Cap Value Fund

Boston Partners Global Equity Fund

Boston Partners Global Long/Short Fund

Boston Partners Emerging Markets Long/Short Fund

Boston Partners Emerging Markets Fund

Boston Partners Global Equity Advantage Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-888-261-4073.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1-888-261-4073 to inform the Funds that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Funds.

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS INVESTMENT FUNDS

GENERAL MARKET COMMENTARY

Dear Shareholder,

Equity market performance was mixed for the fiscal year ended August 31, 2019, with some key indices realizing only modest returns over the trailing twelve months. The oft observed S&P 500 Index, for example, produced a mediocre gain of 2.92% over the 1-year period, although the path to that return was marked by a good deal of performance volatility caused by a number of key events.

The first third of the period (September to December 2018) was marred by a host of “risk-off” events: the initial escalation of trade tensions between the U.S. and China, two Federal Reserve (“Fed”) rate hikes, the flattening of the yield curve, weak growth in China and Europe, hawkish statements from the Fed on the future path of interest rates, Oval Office firings and a government shutdown, all contributing to the 13.03% loss for the S&P 500 Index over the first four months of the fiscal year.

Many of these “risk-off” conditions remained in place for the rest of the period, save for one major change: a 180 degree pivot by the Fed, including a cut in the Fed Funds rate in July ( the first in ten years) and a reversal of policy intentions from “We’re a long way from neutral [rates]”1 to “The Fed will act as appropriate to sustain this expansion”1. Over the last eight months (or calendar ending August 31, 2019) the S&P 500 Index has gained 18.34%, spurred by what is being deemed as “The Powell Put”.

A rekindling of recession fears (a byproduct of the flat-to-inverted yield curve) led to a significant move in interest rates over the one-year period, with the yield on the 2-year Treasury falling by 112 basis points and the yield on the 10-year Treasury falling by 136 basis points. Lower rates helped lift the U.S. Aggregate Bond Index to a +6.56% return for the period. The drop in rates led to an expansion of forward price-to-earnings multiples for the S&P 500 Index from a low of 14.4X in December 2018 to 16.6X by August 2019.

What happened in the bond market also had a significant impact on the S&P 500 Index in terms of sector returns, with the bond surrogate Utilities and Real Estate sectors gaining 21.18% and 20.30%, respectively, while hindering the return of the Financials sector which fell by 2.90%. The Energy sector pulled up the rear of sector returns at -20.13%, as the price of crude oil dropped by 29.7% with the U.S. Energy Information Administration (EIA) cutting its forecast for global oil demand for seven consecutive months.

From a style perspective, large-capitalization stocks dominated small-capitalization stocks during the period, with the Russell 1000 Index returning 2.49% while the Russell 2000 Index lost 12.89%. Large-caps were rewarded for their superior operating metrics, lower leverage and higher overall quality than small-caps.

With growth (economic and earnings) becoming more expensive, Growth stocks continued their lead over Value stocks, with the Russell 1000, Russell Midcap and Russell 2000 Growth Indices beating their Value counterparts by an average of 5.54% across the three market capitalization segments. Value also suffered along with Financials, as that sector represented the largest weight in each of the small-, mid- and large-cap Russell Value indices.

From an MSCI factor standpoint, Low Volatility reigned supreme, gaining 12.66% while Value struggled with a loss of 11.02%. As an investment style, Value continued to be negatively impacted from the deceleration of both U.S. and global economic growth, which was exacerbated by the escalation of the U.S./China trade war.

International markets continued to lag the U.S. as the MSCI EAFE Index was essentially flat, with a return of 0.02% in local currency terms but falling by 2.75% in U.S. dollar terms, as the U.S. Dollar Trade Weighted Major Currency Index gained 3.38% over the period. Emerging Markets struggled further, with the MSCI EM Index dropping by 2.44% in local currency terms and by 3.99% in U.S. dollar terms. Over the one-year period the JP Morgan Emerging Market Currency Index fell by 1.98%, once again reflecting the strength of the U.S. dollar.

Looking Ahead

Central bank actions, geopolitics and the U.S./China trade war will likely continue to garner headlines in the months ahead.

The European Central Bank has all but promised to deliver a multi-faceted stimulus package at the conclusion of its monetary policy meeting on September 12, 2019 in Frankfurt. The package could contain provisions to cut rates, restart bond purchases (QE) and provide some form of compensation to banks to help offset the effect of negative interest rates in Europe.

The Fed’s Federal Open Market Committee (FOMC) will conclude its two-day meeting on September 18, 2019 with the futures market placing a 100% certainty on a rate cut and a 70% chance of a 25-basis point cut and a 30% chance of a 50-basis point cut. The futures market is also pricing in at least two more rate cuts by March 2020.

By suspending Parliament for almost a month, United Kingdom Prime Minister Boris Johnson has, in effect, reduced the amount of time that opposing MP’s have to potentially block a no-deal Brexit, and made a move that could also trigger an early election. European officials have stated that an election victory for Boris Johnson would not help him gain concessions from the European Union regarding Brexit.

Italy’s anti-establishment Five Star Movement has voted to form a coalition with its center-left former rival Democratic Party in a defeat for the anti-immigration/far right League party. The new coalition is expected to take a less combative stance toward the European Union. As the saying goes “Politics makes strange bedfellows”, particularly in Italy.

[1]	Jerome Powell, Chair of the Federal Reserve

Annual Report 2019  |  1

BOSTON PARTNERS INVESTMENT FUNDS

GENERAL MARKET COMMENTARY (CONTINUED)

In terms of trade, “Hope springs eternal”, as Chinese Vice Premier Liu He has agreed to an early October 2019 visit to Washington to reopen negotiations with the U.S.

August saw a significant increase in volatility, with the average daily price move of the S&P 500 Index during the month exceeding 1% for the first time this year. Given September’s propensity for being the worst month of the year for stock returns, and with many key issues remaining unresolved, one should not be surprised to see a continuation of heightened volatility over the near term.

Lastly, for Value investing to regain traction we believe that any one or any combination of the following conditions could provide the catalyst: a reduction in trade tensions, signs of inflation pressures building, higher long-term interest rates, additional monetary stimulus by the Fed and other foreign central banks, new fiscal stimulus programs in developed economies and/or mean-reversion, where super-stretched valuations in segments of the market (low-volatility, growth, momentum) move back towards levels that would be considered “normal” from a historical context.

2  |  Annual Report 2019

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS SMALL CAP VALUE FUND II (UNAUDITED)

Dear Shareholder,

For the one-year period ended August 31, 2019, the small cap value market, as represented by the Russell 2000 Value Index (the “Index”), declined 14.89%. Solid positive returns earlier in 2018 were largely erased by the sharp decline of US equities in the 4th quarter of 2018, with the Index dropping 18.67%. A combination of tightening monetary policy and increased trade tensions between the US and China resulted in a stretch of volatility at year-end, beginning with a sell-off in October 2018. Then, in January 2019, the Index rebounded 10.94% and the ups and downs have continued to date. The Boston Partners Small Cap Value Fund II (the “Fund”) generally kept pace in the tumultuous environment of late 2018 and has outperformed the Index year-to-date through August, with its Class I shares up 13.74% year-to-date versus 7.31% for the Index. Overall, the Fund’s Class I shares returned -9.92% for the year ended August 31, 2019, net of fees, which is above its benchmark Index’s return of -14.89%.

For the one-year period, almost all sectors in the Index posted negative returns, many down 20% or more, with the worst sector return in Energy at -58.6%. The only exception was the Utilities sector, up significantly at 14.8%. With increased market volatility, investors fled to this defensive, yet expensive, sector. The Fund’s return dropped less than the Index for the fiscal year, with good stock selection adding value across a variety of sectors. Leading the way was the strong performance of holdings in the Consumer Services, Finance and Health Care sectors. The retail industry was hit particularly hard, declining 25% or more for the Index, and the Fund avoided many retail pitfalls while gaining positive contributions from the names it owned. Automotive dealership group, Lithia Motors Inc., was the overall top performer for the Fund. The company generated significantly better-than-expected results as its dealership model remained resilient due to parts and services revenue and used car sales, more than offsetting sluggish new car sales. Within the Finance sector, a tilt towards financial services stocks over regional banks was additive, as banks underperformed. Holdings such as mortgage insurers Essent Group and NMI Holdings added value as well as student loan management and servicer Nelnet Inc. In Health Care, diversified company, Chemed Corp., posted a 33.2% return for the period. Earnings growth is expected from both its hospice and plumbing businesses due to a very favorable ruling on Medicare reimbursement rates for hospice care along with a recent expansion of its plumbing franchise locations.

Other top contributors to relative performance included long-term holding World Fuel Services. The fuel logistics company rebounded as turnaround efforts produced earnings that doubled those of a year ago, with increased operating income from its land and marine segments as it exited lower margin businesses. Within Consumer Non-Durables, Skechers appreciated 37.6% year-to-date (7.4% for the one-year period), as the apparel company beat earnings expectations.

Conversely, the Fund’s underweight to Utilities was the leading detractor for the one-year period. An underweight to REITs also detracted. With all sectors declining – except Utilities which was up 14.8% and REITs which dropped only -2.2% – the Fund’s lack of considerable exposure to these areas detracted from relative returns. Stock valuations, based on price/earnings (P/E) ratios,

Top Ten Positions (as of 8/31/19)	% of Net Assets
Lithia Motors, Inc., Class A	2.53%
Air Lease Corp.	2.24%
Two Harbors Investments Corp.	2.22%
Assured Guaranty Ltd.	2.18%
World Fuel Services Corp.	2.02%
WESCO International, Inc.	1.95%
SLM Corp.	1.91%
Walker & Dunlop, Inc.	1.85%
Valvoline, Inc.	1.84%
Graphic Packaging Holdings Co.	1.78%

Portfolio Review (as of 8/31/19)
P/E: Price/Earnings:	13.9	x
P/B: Price/Book:	1.5	x
Holdings:	146
Weighted Average Market Capitalization (millions):	$2,817
ROE: Return on Equity:	12.9%
OROA: Operating Return on Operating Assets:	52.2%

Portfolio holdings are subject to change at any time.

Small cap companies are those with a market capitalization similar to the Russell 2000® Index. These companies tend to be more volatile, less liquid, not as diversified in their business activities as companies with market capitalizations greater than the market capitalization of companies in the Russell 2000® Index, and they may fluctuate widely in market value. Small caps may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange. Foreign securities may expose the Fund to currency and exchange rate fluctuations. Illiquid securities may be limited in resale and cause uncertainty in determining valuation. As a result, an investment in Boston Partners Small Cap Value Fund II should be part of a carefully diversified portfolio.

for example, increased significantly in recent years as investors sought perceived ‘safety’ on recession concerns or due to higher dividend yields in an environment of low interest rates. In our view, stocks in the Utilities and REITs sectors were selling at premium prices.

Broadly, growth stocks outperformed value stocks over the last year, and this was seen even within the Fund’s benchmark Index as the higher valuation, ‘growthy’ stocks often performed better. Throughout this environment, we maintained our process of selecting stocks at reasonable valuations of companies generating solid earnings and exhibiting positive business momentum. Year-to-date through August 31, 2019, our steadfast discipline of buying more attractively-priced stocks has been rewarded with outperformance over the Index. As always, we aim to structure the Fund with better-than-market valuation, strong fundamentals and positive business momentum, which has outperformed since inception of the Fund.

Sincerely,

David Dabora, CFA

Portfolio Manager, Boston Partners Small Cap Value Fund II

Annual Report 2019  |  3

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS SMALL CAP VALUE FUND II (UNAUDITED) (CONTINUED)

Comparison of Change in Value of $100,000 Investment in

Boston Partners Small Cap Value Fund II vs. Russell Indices

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund made on August 31, 2009 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell indices are unmanaged, do not incur expenses and are not available for investment.

For The Periods Ended August 31, 2019
				Gross	Net
	Average Annual Total Return			Expense	Expense
	1 Year	5 Year	10 Year	Ratio	Ratio
Boston Partner Small Cap Value Fund II
Institutional Class	–9.92%	4.84%	10.82%	1.15%	1.10%
Russell 2000® Value Index	–14.89%	4.63%	10.05%	n/a	n/a
Russell 2000® Index(1)	–12.89%	6.41%	11.59%	n/a	n/a

[1]	This is not a primary benchmark of the Fund. Results of the index performance are presented for general comparative purposes.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (excluding certain items discussed below) for the Fund’s Institutional Class shares exceeds 1.10% of the average daily net assets attributable to the Fund’s Institutional Class shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 1.10%: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until February 29, 2020 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. (the “Board of Directors” or the “Board”). If at any time the Fund’s total annual Fund operating expenses (not including acquired fund fees and expenses, short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 1.10% or the expense cap then in effect, whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. Annual operating expense ratios above are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

4  |  Annual Report 2019

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS SMALL CAP VALUE FUND II (UNAUDITED) (CONCLUDED)

Comparison of Change in Value of $10,000 Investment in
Boston Partners Small Cap Value Fund II vs. Russell Indices

The chart assumes a hypothetical $10,000 initial investment in the Fund made on August 31, 2009 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell indices are unmanaged, do not incur expenses and are not available for investment.

For The Periods Ended August 31, 2019
				Gross	Net
	Average Annual Total Return			Expense	Expense
	1 Year	5 Year	10 Year	Ratio	Ratio
Boston Partners Small Cap Value Fund II
Investor Class	–10.20%	4.57%	10.54%	1.40%	1.35%
Russell 2000® Value Index	–14.89%	4.63%	10.05%	n/a	n/a
Russell 2000® Index(1)	–12.89%	6.41%	11.59%	n/a	n/a

[1]	This is not a primary benchmark of the Fund. Results of the index performance are presented for general comparative purposes.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (excluding certain items discussed below) for the Fund’s Investor Class shares exceeds 1.35% of the average daily net assets attributable to the Fund’s Investor Class shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 1.35%: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until February 29, 2020 and may not be terminated without the approval of the Board of Directors. If at any time, the Fund’s total annual Fund operating expenses (not including acquired fund fees and expenses, short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 1.35% or the expense cap then in effect, whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

Annual Report 2019  |  5

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS LONG/SHORT EQUITY FUND (UNAUDITED)

Dear Shareholder:

The Boston Partners Long/Short Equity Fund (“Fund”) – Institutional Class shares returned -6.05% net of fees while averaging 48% net long exposure for the fiscal year ended August 31, 2019. This compares to the 2.92% return posted by the S&P 500 Index during the same period.

The fiscal year was marked by erratic stock market performance, as the S&P 500 Index plummeted over the final months of 2018 and subsequently, in 2019, posted the best first half calendar year return since 1997. Stock investors were spooked by heightened trade tensions between Washington and Beijing, an inverted U.S. yield curve, as well as geopolitical turmoil across much of Europe, highlighted by a messy Brexit. The response was a seemingly crowded trade into what has been viewed as assets with “defensive” characteristics: strong revenue growth and low beta. We observe that many of the stocks with strong revenue growth lack material free cash flow generation yet trade at statistically extreme multiples of sales, while the stocks with low beta trade at a premium to the market not seen in many years. With statistically rich valuations coupled with subpar profitability and/or earnings growth, we do not view these investments as defensive. Growth continued its dominance over value, with the Russell 3000 Growth Index returning 3.09% during the fiscal year compared to the -0.56% return of the Russell 3000 Value Index. This was a headwind for our value-oriented investment approach, as the most expensive cohort of the S&P 500 Index led the Index’s return.

The Fund’s long holdings were down approximately 10.05%, with the Fund’s low price-to-earnings tilt relative to the S&P 500 Index (owning inexpensive instead of expensive stocks) being the primary driver of long underperformance. Energy, Health Care and Finance holdings were the top sector detractors. Energy longs were down along with the price of oil, with exploration and production (E&P) and oil services holdings representing the largest detractors. Services and pharmaceuticals within the Health Care sector were down as political rhetoric weighed on the sector; we continue to find ample attractive opportunities in the space. Insurance and financial services holdings detracted within the Finance sector, yet we remain attracted to the significant total yields (stock buybacks plus dividends), strong balance sheets and very low absolute and relative valuations of securities in these industries.

The Fund’s short holdings declined in price approximately 11.51%, positively contributing to the Fund’s return. Gains were most prominent in the Consumer Services, Health Care, and Consumer Non-Durables sectors. Retailers and business services holdings fell in price due to stretched valuations and deteriorating momentum. Within the Health Care sector, smaller-cap services and supplies names retreated from lofty relative and absolute valuations. Gains within the Consumer Non-Durables sector were primarily sourced from beverages, foods, and recreational products.

For market gains to be sustained going forward, we believe that a positive resolution to the US-China trade war and/or US and European central banks’ continued support of economic growth will need to become a reality, as both earnings and economic prospects in the near-to-intermediate term look mundane

Top Ten Positions (as of 8/31/19)	% of Net Assets
Comcast Corp., Class A	2.79%
Facebook, Inc., Class A	2.10%
Citigroup, Inc.	2.06%
Chevron Corp.	2.00%
Berkshire Hathway, Inc., Class B	1.72%
Johnson & Johnson	1.54%
KBR, Inc.	1.28%
UnitedHealth Group, Inc.	1.23%
Bank of America Corp.	1.23%
Fox Corp., Class B	1.21%

Portfolio Review (as of 8/31/19)	Long		Short
P/E: Price/Earnings:	15.4	x	31.8	x
P/B: Price/Book:	1.9	x	4.8	x
Holdings:	145		130
Weighted Average Market Capitalization (millions):	$67,683		$8,483
ROE: Return on Equity:	16.0%		–20.3%
OROA: Operating Return on Operating Assets:	43.0%		–53.3%

Portfolio holdings are subject to change at any time.

The Boston Partners Long/Short Equity Fund may be more volatile and risky than some other forms of investments. Since the Fund has both a long and a short portfolio, there is the risk that the portfolio managers may make more poor investment decisions than those of a fund with only a long portfolio. The Fund may have a high portfolio turnover rate that could increase transaction costs and cause short-term capital gains to be realized. Investments made in small or mid- capitalization companies may be more volatile, less liquid, not as diversified in their business activities as companies with greater market capitalizations, and they may fluctuate widely in market value. Small caps may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange. Foreign securities may expose the Fund to currency and exchange rate fluctuations. Illiquid securities may be limited in resale and cause great uncertainty in determining valuation. High yield debt (also known as “junk bonds”), may be sensitive to changes in financial strength of an issuer or the debt’s credit rating;an issuer of high yield debt may default on its obligation to pay interest and principal. All of these factors may cause greater volatility and less liquidity.

at best. While the Bank of Japan and the European Central Bank have also promised the necessary stimulus required to keep the Japanese and European economies afloat, by far the most important event in the near term will be what takes place at the Federal Reserve’s (“Fed”) FOMC committee meetings. With investors betting that a cut is “baked-in-the-cake”, we believe that market risk is probably skewed towards the downside unless a “miraculous” turn of economic events occurs, helping to offset any potential disappointment arising from the Fed. The chances of a near term resolution to the U.S./China trade war look slim, as the only real outcome of the Trump/Xi meeting in Osaka was just some assurance that there would be no near-term escalation of the conflict. Identifying and constructing the nitty-gritty details required to produce a long-term agreement that would appease both countries remains a daunting task.

We continue to focus our efforts on purchasing shares of only those companies we deem most likely to appreciate on the long side, while selling short securities likely to fail due to a

6  |  Annual Report 2019

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS LONG/SHORT EQUITY FUND (UNAUDITED) (CONTINUED)

combination of valuation risk, earnings risk, and/or balance sheet risk. Our analysis process is bottom-up and rooted in the three circles framework of low valuation, positive momentum and strong business fundamentals that the portfolio managers of Boston Partners and its predecessors have been employing for over a quarter century.

Sincerely,

Pat Regan, CFA and Robert Jones, CFA

Portfolio Managers for the Boston Partners Long/Short Equity Fund

Annual Report 2019  |  7

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS LONG/SHORT EQUITY FUND (UNAUDITED) (CONTINUED)

Comparison of Change in Value of $100,000 Investment in
Boston Partners Long/Short Equity Fund vs. S&P 500® Index

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund made on August 31, 2009 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500® Index is unmanaged, does not incur expenses and is not available for investment.

For The Periods Ended August 31, 2019
				Gross	Net
	Average Annual Total Return			Expense	Expense
	1 Year	5 Year	10 Year	Ratio	Ratio
Boston Partners Long/Short Equity Fund
Institutional Class	–6.05%	0.42%	7.10%	3.01%	3.01%
S&P 500® Index	2.92%	10.11%	13.45%	n/a	n/a

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) for the Fund’s Institutional Class exceeds 2.50% of the average daily net assets attributable to the Fund’s Institutional Class shares. Because dividend expenses on short sales, acquired fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes are excluded from the expense limitation, total annual Fund operating expenses (after fee waivers and expense reimbursements) are expected to exceed 2.50%. This contractual limitation is in effect until February 29, 2020 and may not be terminated without the approval of the Board of Directors. The Adviser may not recoup any of its waived investment advisory fees. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above (including interest and dividend expense on short sales) are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

8  |  Annual Report 2019

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS LONG/SHORT EQUITY FUND (UNAUDITED) (CONCLUDED)

Comparison of Change in Value of $10,000 Investment in
Boston Partners Long/Short Equity Fund vs. S&P 500® Index

The chart assumes a hypothetical $10,000 initial investment in the Fund made on August 31, 2009 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500® Index is unmanaged, does not incur expenses and is not available for investment.

For The Periods Ended August 31, 2019
				Gross	Net
	Average Annual Total Return			Expense	Expense
	1 Year	5 Year	10 Year	Ratio	Ratio
Boston Partners Long/Short Equity Fund
Investor Class	–6.27%	0.17%	6.78%	3.26%	3.26%
S&P 500® Index	2.92%	10.11%	13.45%	n/a	n/a

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) for the Fund’s Investor Class shares exceeds 2.75% of the average daily net assets attributable to the Fund’s Investor Class shares. Because dividend expenses on short sales, acquired fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes are excluded from the expense limitation, total annual Fund operating expenses (after fee waivers and expense reimbursements) are expected to exceed 2.75%. This contractual limitation is in effect until February 29, 2020 and may not be terminated without the approval of the Board of Directors. The Adviser may not recoup any of its waived investment advisory fees. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above (including interest and dividend expense on short sales) are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

Annual Report 2019  |  9

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS LONG/SHORT RESEARCH FUND (UNAUDITED)

Dear Shareholder:

The Boston Partners Long/Short Research Fund (“Fund”) – Institutional Class shares returned -4.05% net of fees while averaging 50% net long exposure for the fiscal year ended August 31, 2019. This compares to the 2.92% return posted by the S&P 500 Index during the same period.

The fiscal year was marked by erratic stock market performance, as the S&P 500 Index plummeted over the final months of 2018 and subsequently, in 2019, posted the best first half calendar year return since 1997. Stock investors were spooked by heightened trade tensions between Washington and Beijing, an inverted U.S. yield curve, as well as geopolitical turmoil across much of Europe, highlighted by a messy Brexit. The response was a seemingly crowded trade into what has been viewed as assets with “defensive” characteristics: strong revenue growth and low beta. We observe that many of the stocks with strong revenue growth lack material free cash flow generation yet trade at statistically extreme multiples of sales, while stocks with low beta trade at a premium to the market not seen in many years. With statistically rich valuations coupled with subpar profitability and/or earnings growth, we do not view these investments as defensive. Growth continued its dominance over value, with the Russell 3000 Growth Index returning 3.09% during the fiscal year compared to the -0.56% return of the Russell 3000 Value Index. This was a headwind for our value-oriented investment approach, as the most expensive cohort of the S&P 500 Index led the Index’s return.

The Fund’s long holdings were down approximately 5.63%. Top long detractors included investments in the Energy, Technology, and Finance sectors. Energy longs were down along with the price of oil, with exploration and production (E&P) and oil services holdings representing the largest detractors. Within the Technology sector, computer equipment manufacturers and services providers were adversely affected by slowing spending across large enterprise customers, though valuations remain very attractive. Banks and financial services holdings detracted within the Finance sector, yet we remain attracted to the significant total yields (stock buybacks plus dividends), strong balance sheets and very low absolute and relative valuations of securities in these industries.

The Fund’s short holdings were down in price approximately 6.37% and positively contributed to Fund returns. Gains were generated in the Energy, Consumer Durables and Finance sectors. Energy shorts were down in price significantly more than our longs within the sector, as E&P and oil services holdings led the decline. Autos and auto parts holdings within the Consumer Durables sector were down, as end markets weakened. Regional banks shorts within the Finance sector sold off as the yield curve flattened during the period, pressuring interest income and near-term earnings estimates.

The Fund began the period with 48% net long exposure and ended with 47% net long exposure, a decrease attributable to adding several shorts amid the market rally early in 2019. At the end of the period, the largest exposures in the long portfolio resided in the Finance, Technology, and Health Care sectors, while largest short exposures were in the Technology, Finance, and Consumer Services sectors. We continue to favor large-caps

Top Ten Positions (as of 8/31/19)	% of Net Assets
Alphabet, Inc., Class A	1.81%
Microsoft Corp.	1.60%
Comcast Corp., Class A	1.59%
ebay, Inc.	1.45%
JP Morgan Chase & Co.	1.30%
Citigroup, Inc.	1.29%
Johnson & Johnson	1.28%
Bank of America Corp.	1.24%
Mondelez International, Inc., Class A	1.22%
Kansas City Southern	1.14%

Portfolio Review (as of 8/31/19)	Long		Short
P/E: Price/Earnings:	15.0	x	19.8	x
P/B: Price/Book:	2.1	x	2.3	x
Holdings:	183		164
Weighted Average Market Capitalization (millions):	$87,756		$7,917
ROE: Return on Equity:	23.9%		3.8%
OROA: Operating Return on Operating Assets:	83.0%		2.6%

Portfolio holdings are subject to change at any time.

The Boston Partners Long/Short Research Fund may be more volatile and risky than some other forms of investments. Fund will engage in short sales, which creates a form of investment leverage and means the Fund’s loss potential on a short sale is unlimited. Fluctuations in the market value of the Fund’s portfolio may have disproportionately large effects or cause the NAV of the Fund to decline faster than it would otherwise. Investments made in small or mid-capitalization companies may be more volatile, less liquid, not as diversified in their business activities as companies with greater market capitalizations, and they may fluctuate widely in market value. Small caps may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange. Foreign securities may expose the Fund to currency and exchange rate fluctuations. Derivatives (futures, options, swaps) may be leveraged and result in losses exceeding the amounts invested. REITs include the risk of possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties. Illiquid securities may be limited in resale and cause great uncertainty in determining valuation. High yield debt (also known as “junk bonds”) may be sensitive to changes in financial strength of an issuer or the debt’s credit rating; an issuer of high yield debt may default on its obligation to pay interest and principal. The Fund may experience high portfolio turnover which may result in higher costs and capital gains.

on the long side and small- to mid-cap stocks on the short side of the Fund’s portfolio.

For market gains to be sustained going forward, we believe that a positive resolution to the US-China trade war and/or US and European central banks’ continued support of economic growth will need to become a reality, as both earnings and economic prospects in the near-to-intermediate term look mundane at best. While the Bank of Japan and the European Central Bank have also promised the necessary stimulus required to keep the Japanese and European economies afloat, by far the most important event in the near term will be what takes place at the Federal Reserve’s (“Fed”) FOMC committee meetings. With investors betting that a cut is “baked-in-the-cake”, we believe

10  |  Annual Report 2019

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS LONG/SHORT RESEARCH FUND (UNAUDITED) (CONTINUED)

that market risk is probably skewed towards the downside unless a “miraculous” turn of economic events occurs, helping to offset any potential disappointment arising from the Fed. The chances of a near term resolution to the U.S./China trade war look slim, as the only real outcome of the Trump/Xi meeting in Osaka was just some assurance that there would be no near-term escalation of the conflict. Identifying and constructing the nitty-gritty details required to produce a long-term agreement that would appease both countries remains a daunting task.

The portfolio managers managing the Fund continue to focus their efforts on purchasing shares of only those companies they deem most likely to appreciate on the long side, while selling short securities likely to fail due to a combination of valuation risk, earnings risk, and/or balance sheet risk. Our analysis process is bottom-up and rooted in the three circles framework of low valuation, positive momentum and strong business fundamentals that the portfolio managers of Boston Partners and its predecessors have been employing for over a quarter century.

Sincerely,

Joseph Feeney, CFA & Eric Connerly, CFA

Portfolio Managers for the Boston Partners Long/Short Research Fund

Annual Report 2019  |  11

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS LONG/SHORT RESEARCH FUND (UNAUDITED) (CONTINUED)

Comparison of Change in Value of $100,000 Investment in
Boston Partners Long/Short Research Fund vs. S&P 500® Index

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund made on September 30, 2010 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500® Index is unmanaged, does not incur expenses and is not available for investment.

For The Periods Ended August 31, 2019
						Gross	Net
	Average Annual Total Return			Since		Expense	Expense
	1 Year	5 Year	10 Year	Inception		Ratio	Ratio
Boston Partners Long/Short Research Fund
Institutional Class(1)	–4.05%	2.11%	n/a	6.26%		2.10%	2.10%
S&P 500 Index	2.92%	10.11%	n/a	13.49	%(2)	n/a	n/a

[1]	Inception date of the class was September 30, 2010.
[2]	Index Performance is from inception date of the Class only and is not the inception date of the index itself.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to forgo all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) exceeds 1.50% of the average daily net assets attributable to the Fund’s Institutional Class shares. Because acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest and taxes are excluded from the expense limitation, total annual Fund operating expenses (after fee waivers and expense reimbursements) are expected to exceed 1.50%. This contractual limitation is in effect until at least February 29, 2020 and may not be terminated without approval of the Board of Directors. If at any time the Fund’s total annual Fund operating expenses (not including acquired fund fees and expenses, short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 1.50% or the expense cap then in effect, whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above (including interest and dividend expense on short sales) are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www. boston-partners.com.

12  |  Annual Report 2019

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS LONG/SHORT RESEARCH FUND (UNAUDITED) (CONCLUDED)

Comparison of Change in Value of $10,000 Investment in
Boston Partners Long/Short Research Fund vs. S&P 500® Index

The chart assumes a hypothetical $10,000 initial investment in the Fund made on November 29, 2010 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500® Index is unmanaged, does not incur expenses and is not available for investment.

For The Periods Ended August 31, 2019
						Gross	Net
	Average Annual Total Return			Since		Expense	Expense
	1 Year	5 Year	10 Year	Inception		Ratio	Ratio
Boston Partners Long/Short Research Fund
Investor Class(1)	–4.27%	1.86%	n/a	5.65%		2.35%	2.35%
S&P 500® Index	2.92%	10.11%	n/a	13.18	%(2)	n/a	n/a

[1]	Inception date of the class was November 29, 2010.
[2]	Index Performance is from inception date of the Class only and is not the inception date of the index itself.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to forgo all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) exceeds 1.75% of the average daily net assets attributable to the Fund’s Investor Class shares. Because acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest and taxes are excluded from the expense limitation, total annual Fund operating expenses (after fee waivers and expense reimbursements) are expected to exceed 1.75%. This contractual limitation is in effect until at least February 29, 2020 and may not be terminated without approval of the Board of Directors. If at any time the Fund’s total annual Fund operating expenses (not including acquired fund fees and expenses, short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 1.75% or the expense cap then in effect, whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above (including interest and dividend expense on short sales) are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www. boston-partners.com.

Annual Report 2019  |  13

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS ALL-CAP VALUE FUND (UNAUDITED)

Dear Shareholder,

The Boston Partners All-Cap Value Fund (“Fund”) underperformed its benchmark, the Russell 3000® Value Index (“Benchmark”), for the fiscal year ended August 31, 2019. Institutional Class shares of the Fund generated a net return of -4.65% during the past year, versus the Benchmark’s return of -0.56%.

During the fiscal year ended August 31, 2019, our preference for low valuation companies impacted our performance, as more expensive stocks outperformed during this defensive market environment. Over this period, our overweight to stocks with lower price-to-earnings ratios and our underweight of higher price-to-earnings companies were responsible for our lagging relative performance. For example, our underweight to the Utilities, REITs and Communications sectors impacted our relative returns. These sectors, while possessing high payout ratios, are extremely expensive by historical standards. The Fund had little to no exposure to these high-yielding, expensive and defensive sectors. These areas of the market performed well in the period, as interest rates fell and investors fled to perceived safety during the market sell-off in the fourth quarter of 2018. Our investment discipline has not found many attractive opportunities in this portion of the market. The Fund’s sector positioning is entirely a result of our bottom-up stock selection process aimed at finding inexpensive, high quality investments with improving business momentum.

The Fund’s holdings in the Technology sector were also affected by the market environment during the fiscal year. Two of our holdings, DXC Technology and Alliance Data Systems, underperformed despite trading at historically low valuation levels. Both companies failed to meet investor expectations this year and, uncharacteristically, their low valuations did not help support their stocks. Despite the low valuation, we exited DXC Technology on deteriorating business momentum. Alliance Data Systems is undergoing a restructuring to cut corporate costs and sell non-core businesses. We believe the company is undervalued and has strong growth potential under its new leadership and corporate structure. We continue to own our position.

During the period, we bought and sold companies when opportunities that fit our Three Circle criteria presented themselves or if our sell discipline was triggered. Within the Health Care sector, we initiated a position in Biogen Inc., a biotech company that develops and manufactures therapies for the treatment of neurological and neurodegenerative diseases worldwide. We believe that the company is attractively valued, with strong returns, a net cash balance sheet, and good capital use. In the Consumer Services sector, we initiated a position in Fox Corporation, a news and entertainment company that exhibits attractive fundamentals and valuation along with improving business momentum. We believe that this company represents a top tier media asset that should generate strong free cash flow growth enabled by leading live content ratings trends, which mitigates secular pressures of the industry. We exited our position in EQT Corp, a natural gas production company in the Energy sector. We closed this position due to the company’s deteriorating fundamentals and weakened momentum. In the Technology sector, we exited our position in GrafTech International. The company has struggled due to declining spot graphite electrode prices and management has become less

Top Ten Positions (as of 8/31/19)	% of Net Assets
Merck & Co, Inc.	2.46%
Bank of America Corp.	2.11%
JP Morgan Chase & Co.	2.00%
Medtronic PLC	1.99%
American International Group, Inc.	1.90%
Citigroup, Inc.	1.85%
Johnson & Johnson	1.71%
PepsiCo, Inc.	1.69%
Cisco Systems, Inc.	1.68%
Chubb Ltd.	1.60%

Portfolio Review (as of 8/31/19)
P/E: Price/Earnings:	14.3	x
P/B: Price/Book:	1.8	x
Holdings:	138
Weighted Average Market Capitalization (millions):	$99,166
ROE: Return on Equity:	19.7%
OROA: Operating Return on Operating Assets:	96.1%

Portfolio holdings are subject to change at any time.

The Boston Partners All-Cap Value Fund may invest small cap companies. These companies may be more volatile, less liquid, not as diversified in their business activities as companies with greater market capitalizations, and they may fluctuate widely in market value. Small caps may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange. Derivatives (futures, options, swaps) may be leveraged and result in losses exceeding the amounts invested. Foreign securities may expose the Fund to currency and exchange rate fluctuations. Illiquid securities may be limited in resale and cause great uncertainty in determining valuation. Options (a type of derivative) can be highly volatile and their use can result in loss if the portfolio manager is incorrect in its expectation of price fluctuations. All of these factors may cause greater volatility and less liquidity.

transparent about the drivers of their quarterly sales volumes. Over the past year, we have increased our exposure to the Health Care and Consumer Non-Durables sectors and reduced our weighting to the Finance, Technology and Energy sectors. Looking ahead, we will continue to invest your Fund on a stock-by-stock basis within our Three-Circle framework of attractive valuation, strong business fundamentals and positive business momentum. We believe that the Fund’s valuation edge and quality advantage over the Benchmark has positioned the Fund favorably for the longer term. We look forward to keeping you informed of the work we are doing on your Fund’s behalf.

Duilio Ramallo, CFA – Portfolio Manager

Boston Partners All-Cap Value Fund

14  |  Annual Report 2019

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS ALL-CAP VALUE FUND (UNAUDITED) (CONTINUED)

Comparison of Change in Value of $100,000 Investment in
Boston Partners All-Cap Value Fund vs. Russell Indices

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund made on August 31, 2009 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell indices are unmanaged, do not incur expenses and are not available for investment.

For The Periods Ended August 31, 2019

	Average Annual Total Return			Gross Expense	Net Expense
	1 Year	5 Year	10 Year	Ratio	Ratio
Boston Partners All-Cap Value Fund
Institutional Class	–4.65%	7.01%	11.70%	0.81%	0.80%
Russell 3000® Value Index	–0.56%	6.46%	11.39%	n/a	n/a
Russell 3000® Index(1)	1.31%	9.60%	13.35%	n/a	n/a

[1]	This is not a primary benchmark of the Fund. Results of the index performance are presented for general comparative purposes.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (excluding certain items discussed below) for the Fund’s Institutional Class shares exceeds 0.80% of the average daily net assets attributable to the Fund’s Institutional Class shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 0.80%: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until February 29, 2020 and may not be terminated without the approval of the Board of Directors. The Adviser may not recoup any of its waived investment advisory fees. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

Annual Report 2019  |  15

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS ALL-CAP VALUE FUND (UNAUDITED) (CONCLUDED)

Comparison of Change in Value of $10,000 Investment in
Boston Partners All-Cap Value Fund vs. Russell Indices

The chart assumes a hypothetical $10,000 initial investment in the Fund made on August 31, 2009 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell indices are unmanaged, do not incur expenses and are not available for investment.

For The Periods Ended August 31, 2019

	Average Annual Total Return			Gross Expense	Net Expense
	1 Year	5 Year	10 Year	Ratio	Ratio
Boston Partners All-Cap Value Fund
Investor Class	–4.90%	6.74%	11.44%	1.06%	1.05%
Russell 3000® Value Index	–0.56%	6.46%	11.39%	n/a	n/a
Russell 3000® Index(1)	1.31%	9.60%	13.35%	n/a	n/a

[1]	This is not a primary benchmark of the Fund. Results of the index performance are presented for general comparative purposes.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (excluding certain items discussed below) for the Fund’s Investor Class shares exceeds 1.05% of the average daily net assets attributable to the Fund’s Investor Class shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 1.05%: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until February 29, 2020 and may not be terminated without the approval of the Board of Directors. The Adviser may not recoup any of its waived investment advisory fees. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

16  |  Annual Report 2019

BOSTON PARTNERS INVESTMENT FUNDS

WPG PARTNERS SMALL/MICRO CAP VALUE FUND (UNAUDITED)

Dear Shareholder,

For the fiscal year ended August 31, 2019, the Boston Partners WPG Small/Micro Cap Value Fund (“Fund’’) – Institutional Class shares underperformed the Fund’s benchmark, the Russell 2000 Value Index. The Fund generated a net loss of 18.85% versus the Russell 2000 Value Index, which generated a loss of 14.89% during the fiscal year. Returns for both Growth and Large Cap stocks exceeded those of Small-Cap and Value stocks. The Russell 2000 Growth Index was down 10.44%, the Nasdaq 100 was up 1.75% and the S&P 500 was up 2.85% during the fiscal year. This pronounced shift away from Value has prevailed in the market for the better part of this decade. The embodiment of this is the relentless focus on the “FANG” (Facebook, Amazon, Netflix, Google) stocks. These stocks offer compelling characteristics for current investors: they are both large and fast growers. Beyond these stocks though, even stocks included in the more mainstream S&P 500 Index have offered better performance. While we cannot predict when the climate for our style of investing will sustainably improve, recent relative performance has been encouraging.

For the 2019 fiscal year, almost all the Fund’s underperformance can be attributed to sector allocation. The most significant detractor was the Energy sector. Energy stocks were down almost 60% during the fiscal year. The sector was buffeted by a decline in its underlying commodities, both oil and gas, as well as a continuing slowdown in related capital spending. The next largest detractor was the Utility sector. Utilities were the best performing sector in the Fund’s benchmark during the fiscal year, up almost 15%. The Fund’s stock selection was ahead of its benchmark, but our underweight in the Utilities sector was a drag on performance. Utility stocks benefitted from two trends. First, long term interest rates began a precipitous decline early in the fiscal year. Second, consolidation activity continued in the utility space. The Fund’s best performing sectors were Healthcare and Finance. While Healthcare underperformed the Fund’s benchmark, down 37%, the Fund benefitted from a significant underweight. Our mindset had been that there was little value in the sector. Finance benefitted from very good stock selection.

Two dominant themes appear to be emerging as we begin the new fiscal year: declining interest rates and a global slowdown. First, interest rates appear to have reverted to “low for long.” Last year’s rise in interest rates now appears to be an aberration in a multi-year down trend. In fact, the 10-year Treasury is now hitting record low yields. The discussion of negative yields in other economies is relevant, but part of a much broader discussion. For short term interest rates, the narrative has also dramatically changed. Last year at this time, we were speculating about how many more Federal Reserve (“Fed”) funds rate increases we would endure. Today, it is widely assumed that the Fed will reduce interest rates for the foreseeable future. Second, economies across the globe are slowing. Even before tariffs became the topic de jure, many regions were slowing or in recession. The difference today is that large economies are part of the discussion, including Germany and China.

As a result, the world is experiencing a renewed focus on monetary easing and fiscal stimulus. The European Central Bank and China have been very upfront about trying to alleviate the

Top Ten Positions (as of 8/31/19)	% of Net Assets
Popular, Inc.	3.22%
KBR, Inc.	3.21%
ICF International, Inc.	2.53%
Tutor Perini Corp.	2.51%
Microstrategy, Inc., Class A	2.26%
Essential Properties Realty Trust, Inc.	2.26%
Generac Holdings, Inc.	2.24%
Schweitzer-Mauduit International, Inc.	2.19%
Kemper Corp.	2.13%
Investors Real Estate Trust	2.13%

Portfolio Review (as of 8/31/19)
P/E: Price/Earnings:	12.5	x
P/B: Price/Book:	1.2	x
Holdings:	90
Weighted Average Market Capitalization (millions):	$1,880
ROE: Return on Equity:	3.4%
OROA: Operating Return on Operating Assets:	14.5%

Portfolio holdings are subject to change at any time.

Value investing involves buying the stocks of companies that are out of favor or are undervalued. This may adversely affect The WPG Partners Small/ Micro Cap Value Fund’s value and return. Investments in REITs include the risk of possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties. The purchase of rights and warrants involves risk that the Fund could lose the purchase value of the right or warrant if the right to subscribe to additional shares is not executed prior to the right’s or warrant’s expiration. The effective price paid for a right or warrant may exceed the value of the subscribed security’s market price. Investments made in small or micro-capitalization companies may be more volatile, less liquid, not as diversified in their business activities as companies with greater market capitalizations, and they may fluctuate widely in market value. Small and micro-caps may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange.

current slowdown. The Fed seems to be the laggard. The Fed is, however, showing signs of moving towards a significantly more accommodative posture.

Presently, the US economy appears to be decelerating but we believe that it is not moving into recession. Certain sectors, such as Manufacturing and Autos are soft. On the other hand, Consumer Spending seems to be holding up quite well. The recent decline in interest rates should act as a stimulus: mortgage and corporate debt financing have both picked up.

We remain confident in our investment style and discipline. Overall, we believe that the outlook for equites should be good. Global turmoil is a constant part of the scenery. However, the increase in global liquidity is usually a nice tailwind in addition to stable underlying energy commodity prices. We believe our portfolio is well positioned once money flows shift into small-cap value-oriented assets.

Sincerely,

Richard Shuster, CFA

Portfolio Manager, Boston Partners WPG Small/Micro Cap Value Fund

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BOSTON PARTNERS INVESTMENT FUNDS

WPG PARTNERS SMALL/MICRO CAP VALUE FUND (UNAUDITED) (CONCLUDED)

Comparison of Change in Value of $100,000 Investment in
WPG Partners Small/Micro Cap Value Fund vs. Russell 2000® Value Index

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund made on August 31, 2009 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell 2000® Value Index is unmanaged, does not incur expenses and is not available for investment.

For The Periods Ended August 31, 2019

	Average Annual Total Return			Gross Expense	Net Expense
	1 Year	5 Year	10 Year	Ratio	Ratio
WPG Partners Small/Micro Cap Value Fund
Institutional Class	–18.85%	–2.55%	6.49%	1.11%	1.10%
Russell 2000® Value Index	–14.89%	4.63%	10.05%	n/a	n/a

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (excluding certain items discussed below) for the Fund’s Institutional Class shares exceeds 1.10% of the average daily net assets attributable to the Fund’s Institutional Class shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 1.10%: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until February 29, 2020 and may not be terminated without the approval of the Board of Directors. If at any time the Fund’s total annual Fund operating expenses (not including acquired fund fees and expenses, short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 1.10% or the expense cap then in effect, whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

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BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS GLOBAL EQUITY FUND (UNAUDITED)

Dear Shareholder,

The Boston Partners Global Equity Fund (“Fund”) returned -7.92% for the trailing 12-months ended August 31, 2019. During that same period, the MSCI World Index – Net Return returned 0.26%. Equity market performance was heavily influenced by geopolitical and macro-economic issues. Markets oscillated with the rise and fall of US-China trade tensions, and with speculation about the US Federal Reserve’s (“US Fed”) next move. The MSCI World Index’s most difficult performance period during the prior 12-months took place between September and December of 2018, when fears about the trade war’s effect on the global economy and expectations of US Fed tightening peaked. Investments flowed back into equity markets during the beginning of 2019 on optimism that US-China trade talks would bear fruit and after the US Fed scuttled its planned rate increases. More recently, equity markets have cooled after China escalated the trade war by letting the yuan sink below 7 per dollar, a move that suggests the level is no longer a line in the sand for policy makers in Beijing.

The period was also marked by the pronounced outperformance of Low Volatility, Price Momentum, and Growth styles of investing over Value investing. The performance of the aforementioned investment styles and the macro-backdrop described in the previous paragraph are related. Market participants continued to seek out momentum and “stability” at the expense of valuation or financial productivity in the face of heightened uncertainty. During up markets, expensive Growth and Momentum stocks have led, while during down markets, perceived stability and bond proxies have outperformed. In short, valuation has been irrelevant among many market participants when making investment decisions.

Value remains as important as ever to us. Most readers of this letter already know that Valuation, along with Fundamentals and Business Momentum are components in our Three Circle Stock Selection process. The impact of Value’s underperformance has been most acute and observable in the results from our quantitative model. Although we are bottom-up, fundamental stock-pickers we make use of quantitative tools. The quantitative model ranks investable stocks based upon a number of value, quality, and momentum factors. Ultimately, these factors are rolled up into a composite score and help to steer our fundamental analysts towards what we believe are quality stocks. Over the trailing year, stocks with attractive Value scores based on this model underperformed the MSCI World Index to a magnitude last seen during the 2008 financial crisis and Tech Bubble. Despite the recent underperformance of Value investing, our firm’s experience has demonstrated the benefits of incorporating Valuation with our Three Circle Stock Selection process. As a result of Value being ignored, if not penalized, we have been able to construct a Fund trading at its deepest historical discount relative to the MSCI World Index, while still maintaining favorable fundamental and business momentum characteristics. September 2018 began with Price Momentum investing showing signs of significant stress, reminiscent of Price Momentum’s underper-formance and Value’s resurgence following the Tech Bubble and Financial Crisis. Given the Fund’s attractive Three-Circle characteristics with a compelling Value proposition, we are optimistic about the period ahead.

Top Ten Positions (as of 8/31/19)	% of Net Assets
Microsoft Corp.	3.20%
Berkshire Hathway, Inc., Class B	2.90%
Danone SA	2.56%
Verizon Communications, Inc.	2.34%
Sony Corp.	2.28%
Alphabet, Inc., Class C	1.97%
United Technologies Corp.	1.90%
Comcast Corp., Class A	1.87%
Medtronic PLC	1.74%
Novo Nordisk A/S Class B	1.71%

Portfolio Review (as of 8/31/19)
P/E: Price/Earnings:	14.9	x
P/B: Price/Book:	1.8	x
Holdings:	111
Weighted Average Market Capitalization (millions):	$110,807
ROE: Return on Equity:	19.5%
OROA: Operating Return on Operating Assets:	50.8%

Portfolio holdings are subject to change at any time.

International investing is subject to special risks including, but not limited to, currency risk associated with securities denominated in other than US dollar, which may be affected by fluctuations in currency exchange rates, political, social or economic instability, and differences in taxation, auditing and other financial practices. Investment in emerging market securities may increase these risks. Emerging markets investments are subject to the aforementioned risks, along with periods of high inflation, increased risk of default, less governmental supervision and regulation of securities markets, lack of liquidity in the markets and significantly smaller market capitalizations. The Fund may invest in small and mid-cap companies which may be more volatile, less liquid, not as diversified in their business activities as companies with greater market capitalizations, and they may fluctuate widely in market value. Small caps may be traded only in the over-the- counter market or on a regional securities exchange, may be listed only in the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange. Illiquid securities may be limited in resale and cause great uncertainty in determining valuation. An investment in the Fund should be part of a carefully diversified portfolio.

As always, our strategy remains focused on identifying dislocations between underlying fundamentals and valuations on an individual company basis. Sector and Region allocation are the by-products of bottom-up stock selection. The fund experienced a challenging performance environment across most sectors and regions, led by underperformance within North America, where the outperformance of Momentum was most severe.

Materials and Communication Services are the most overweight sectors in the portfolio. The Materials overweight is led by Construction Materials and Metals & Mining. Technology is the most underweight sector, mainly because of valuations. The portfolio remains underweight the REITs and Utilities sectors. From a regional perspective, the portfolio is overweight Europe and Emerging Markets at the expense of North America and the Pacific ex-Japan. The underlying rationale for all Fund exposures is the dislocation between valuations and company fundamentals.

Sincerely,

Christopher K. Hart, CFA

Senior Portfolio Manager, Boston Partners Global Equity Fund

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BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS GLOBAL EQUITY FUND (UNAUDITED) (CONCLUDED)

Comparison of Change in Value of $100,000 Investment in
Boston Partners Global Equity Fund vs. MSCI World Index

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund made on December 30, 2011 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the MSCI World Index is unmanaged, does not incur expenses and is not available for investment.

For The Periods Ended August 31, 2019

	Average Annual Total Return			Since		Gross Expense	Net Expense
	1 Year	5 Year	10 Year	Inception		Ratio	Ratio
Boston Partners Global Equity Fund
Institutional Class(1)	–7.92%	3.84%	n/a	9.23%		1.04%	0.95%
MSCI World Index – Gross Return	0.84%	6.75%	n/a	10.87	%(2)	n/a	n/a
MSCI World Index – Net Return	0.26%	6.15%	n/a	10.24	%(2)	n/a	n/a

[1]	Inception date of the fund was December 30, 2011.
[2]	Index Performance is from inception date of the Class only and is not the inception date of the index itself.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (excluding certain items discussed below) for the Fund’s Institutional Class shares exceeds 0.95% of the average daily net assets attributable to the Fund’s Institutional Class shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 0.95%: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until February 29, 2020 and may not be terminated without the approval of the Board of Directors. If at any time the Fund’s total annual Fund operating expenses (not including acquired fund fees and expenses, short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 0.95% or the expense cap then in effect, or whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees waived and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

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BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS GLOBAL LONG/SHORT FUND (UNAUDITED)

Dear Shareholder:

The Boston Partners Global Long/Short Fund (“Fund”) – Institutional Class shares returned -5.00% net of fees while averaging 47% net long exposure for the fiscal year ended August 31, 2019. This compares to the 0.26% return posted by the MSCI World Index – Net Return during the same period.

The fiscal year was marked by erratic stock market performance, as the MSCI World NR Index plummeted over the final months of 2018 and subsequently, in 2019, posted the best first half calendar year return in over a decade. Stock investors were spooked by heightened trade tensions between Washington and Beijing, an inverted U.S. yield curve, as well as geopolitical turmoil across much of Europe, highlighted by a messy Brexit. The response was a seemingly crowded trade into what has been viewed as assets with “defensive” characteristics: strong revenue growth and low beta. We observe that many of the stocks with strong revenue growth lack material free cash flow generation yet trade at statistically extreme multiples of sales, while stocks with low beta trade at a premium to the market not seen in many years. With statistically rich valuations coupled with subpar profitability and/or earnings growth, we do not view these investments as defensive. Growth continued its dominance over value, with the MSCI World Growth Index returning 2.73% during the fiscal year compared to the -2.21% return of the MSCI World Value Index. This was a headwind for our value-oriented investment approach, as the most expensive cohort of the MSCI World Index led the Index’s return.

The Fund’s long holdings were down approximately 8.44%, with the Fund’s low price-to-earnings tilt relative to the MSCI World NR Index (owning inexpensive instead of expensive stocks) being the primary driver of long underperformance. Top long detractors included the Fund’s investments in the Energy, Materials, and Financials sectors. Energy longs were down along with the price of oil, with exploration and production (E&P) holdings representing the largest detractors. Within the Materials sector, specialty chemicals holdings declined primarily during the selloff late in 2019, though we continue to see attractive opportunities in the industry. Banks and financial services holdings detracted within the Finance sector, yet we remain attracted to the significant total yields (stock buybacks plus dividends), strong balance sheets and very low absolute and relative valuations of securities in those industries.

The Fund’s short holdings were down in price approximately 9.61% and positively contributed to Fund returns. Gains were generated in the Energy, Consumer Discretionary and Industrial sectors. Energy shorts were down in price significantly more than our longs within the sector, as E&P and oil services holdings led the decline. Several auto and retail shorts retreated from lofty valuations during the year and added to performance. Business services and machinery shorts were primary contributors within the Industrials sector.

The Fund began the period with 50% net long exposure and ended with 42% net long exposure, a decrease attributable to adding short positions amid the market rally early in 2019. At the end of the period, the largest exposures in the long portfolio resided in the Financials, Technology, and Industrials sectors, while largest short exposures were in the Consumer Discretionary,

Top Ten Positions (as of 8/31/19)	% of Net Assets
Microsoft Corp.	3.24%
Berkshire Hathway, Inc. Class B	3.08%
Danone SA	2.77%
Sony Corp.	2.60%
Alphabet, Inc. Class C	2.14%
Medtronic PLC	2.01%
Verizon Communications, Inc.	1.90%
Barrick Gold Corp.	1.77%
Vistra Energy Corp.	1.75%
TOTAL SA	1.73%

Portfolio Review (as of 8/31/19)	Long		Short
P/E: Price/Earnings:	14.4	x	20.6	x
P/B: Price/Book:	1.7	x	2.6	x
Holdings:	106		150
Weighted Average Market Capitalization (millions):	$107,253		$11,375
ROE: Return on Equity:	18.7%		6.7%
OROA: Operating Return on Operating Assets:	53.1%		22.1%

Portfolio holdings are subject to change at any time.

The Fund will engage in short sales, which creates a form of investment leverage and means the Fund’s loss potential on a short sale is unlimited. Fluctuations in the market value of the Fund’s portfolio may have disproportionately large effects or cause the NAV of the Fund to decline faster than it would otherwise. The Fund may invest in small and mid-cap companies which may be more volatile, less liquid, not as diversified in their business activities as companies with greater market capitalizations, and they may fluctuate widely in market value. Small caps may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange. Foreign securities may expose the Fund to currency and exchange rate fluctuations. Derivatives (futures, options, swaps) may be leveraged and result in losses exceeding the amounts invested. REITS include the risk of possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties. Illiquid securities may be limited in resale and cause great uncertainty in determining valuation. High yield debt (also known as “junk bonds”) may be sensitive to changes in financial strength of an issuer or the debt’s credit rating; an issuer of high yield debt may default on its obligation to pay interest and principal. All of these factors may cause greater volatility and less liquidity. The Fund may experience high portfolio turnover which may result in higher costs and capital gains.

Industrials, and Financials sectors. We continue to favor large-caps on the long side and small- to mid-cap stocks on the short side of the Fund’s portfolio.

For market gains to be sustained going forward, we believe that a positive resolution to the US-China trade war and/or US and European central banks’ continued support of economic growth will need to become a reality, as both earnings and economic prospects in the near-to-intermediate term look mundane at best. While the Bank of Japan and the European Central Bank have also promised the necessary stimulus required to keep the Japanese and European economies afloat, by far the most important event in the near term will be what takes place at the Federal Reserve’s (“Fed”) FOMC committee meetings. With investors betting that a cut is “baked-in-the-cake”, we believe

Annual Report 2019  |  21

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS GLOBAL LONG/SHORT FUND (UNAUDITED) (CONTINUED)

that market risk is probably skewed towards the downside unless a “miraculous” turn of economic events occurs, helping to offset any potential disappointment arising from the Fed. The chances of a near term resolution to the U.S./China trade war look slim, as the only real outcome of the Trump/Xi meeting in Osaka was just some assurance that there would be no near-term escalation of the conflict. Identifying and constructing the nitty-gritty details required to produce a long-term agreement that would appease both countries remains a daunting task.

The portfolio managers managing the Fund continue to focus their efforts on purchasing shares of only those companies they deem most likely to appreciate on the long side, while selling short securities likely to fail due to a combination of valuation risk, earnings risk, and/or balance sheet risk. Our analysis process is bottom-up and rooted in the three circles framework of low valuation, positive momentum and strong business fundamentals that the portfolio managers of Boston Partners and its predecessors have been employing for over a quarter century.

Sincerely,

Chris Hart, CFA, Josh Jones, CFA and Josh White, CFA Portfolio Managers for the Boston Partners Global Long/Short Fund

22  |  Annual Report 2019

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS GLOBAL LONG/SHORT FUND (UNAUDITED) (CONTINUED)

Comparison of Change in Value of $100,000 Investment in
Boston Partners Global Long/Short Fund vs. MSCI World Index

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund made on December 31, 2013 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the MSCI World Index is unmanaged, does not incur expenses and is not available for investment.

For The Periods Ended August 31, 2019

	Average Annual Total Return			Since		Gross Expense	Net Expense
	1 Year	5 Year	10 Year	Inception		Ratio	Ratio
Boston Partners Global Long/Short Fund
Institutional Class(1)	–5.00%	1.37%	n/a	1.72%		2.35%	2.35%
MSCI World Index – Gross Return	0.84%	6.75%	n/a	7.24	%(2)	n/a	n/a
MSCI World Index – Net Return	0.26%	6.15%	n/a	6.63	%(2)	n/a	n/a

[1]	Inception date of the class was December 31, 2013.
[2]	Index Performance is from inception date of the Class only and is not the inception date of the index itself.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) for the Fund’s Institutional Class shares exceeds 2.00% of the average daily net assets attributable to the Fund’s Institutional Class shares. Because dividend expenses on short sales, acquired fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes are excluded from the expense limitation, total annual Fund operating expenses (after fee waivers and/or expense reimbursements) are expected to exceed 2.00%. This contractual limitation is in effect until February 29, 2020 and may not be terminated without the approval of the Board of Directors. If at any time the Fund’s total annual Fund operating expenses for a year are less than 2.00% or the expense cap then in effect, or whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees waived and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above (including interest and dividend expense on short sales) are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

Annual Report 2019  |  23

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS GLOBAL LONG/SHORT FUND (UNAUDITED) (CONCLUDED)

Comparison of Change in Value of $10,000 Investment in
Boston Partners Global Long/Short Fund vs. MSCI World Index

The chart assumes a hypothetical $10,000 initial investment in the Fund made on April 11, 2014 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the MSCI World Index is unmanaged, does not incur expenses and is not available for investment.

For The Periods Ended August 31, 2019

	Average Annual Total Return			Since		Gross Expense	Net Expense
	1 Year	5 Year	10 Year	Inception		Ratio	Ratio
Boston Partners Global Long/Short Fund
Investor Class(1)	–5.14%	1.11%	n/a	1.83%		2.60%	2.60%
MSCI World Index – Gross Return	0.84%	6.75%	n/a	7.54	%(2)	n/a	n/a
MSCI World Index – Net Return	0.26%	6.15%	n/a	6.92	%(2)	n/a	n/a

[1]	Inception date of the class was April 11, 2014.
[2]	Index Performance is from inception date of the Class only and is not the inception date of the index itself.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) for the Fund’s Investor Class shares exceeds 2.25% of the average daily net assets attributable to the Fund’s Investor Class shares. Because dividend expenses on short sales, acquired fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes are excluded from the expense limitation, total annual Fund operating expenses (after fee waivers and/or expense reimbursements) are expected to exceed 2.25%. This contractual limitation is in effect until February 29, 2020 and may not be terminated without the approval of the Board of Directors. If at any time the Fund’s total annual Fund operating expenses for a year are less than 2.25% or the expense cap then in effect, or whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees waived and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above (including interest and dividend expense on short sales) are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

24  |  Annual Report 2019

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS EMERGING MARKETS LONG/SHORT FUND (UNAUDITED)

Dear Shareholder:

The Boston Partners Emerging Markets Long/Short Fund (“Fund”) returned 0.18% for the trailing 12-months ended August 31, 2019. During that same period the MSCI Emerging Markets Index – Net Return returned -4.36%, the MSCI World Index returned 0.26%, and the MSCI EAFE Index returned -3.26%. Equity market performance was most influenced by geopolitical and macro-economic issues. Markets oscillated with the rise and fall of US-China trade tensions, and with speculation about the US Federal Reserve’s (“US Fed”) next move. The most difficult performance period for the market during the prior 12-months took place between September and December of 2018, when fears about the US-China trade war’s effect on the global economy and expectations of US Fed tightening peaked. Investments flowed back into Emerging Markets during the beginning of 2019 on optimism that US-China trade talks would bear fruit and after the US Fed scuttled its planned rate increases. More recently, markets have sold-off after China escalated the trade war by letting the yuan sink below 7 per dollar, a move that suggests the level is no longer a line in the sand for policy makers in Beijing.

Latin America, Europe, and the Middle East were the best performing regions within the MSCI Emerging Markets Index during the period. Those regions were led higher by a resurgent Brazil and Turkey, which posted dismal performance through the first half of 2018. Brazil had sold-off on political unrest in the lead-up to the country’s October 2018 presidential election. The eventual winner and now-president, Jair Bolsonaro, was stabbed while campaigning and criticized as being “far-right”. Regardless, Brazilian equities responded favorably following his victory due in equal parts to his market-oriented capitalist tendencies and the fact that Brazilian equites had already fallen so far. Turkey was the worst performing country in the MSCI Emerging Markets Index during the first part of 2018. So, like Brazil, Turkey had a low base from which to appreciate. Turkish equities had been under pressure because of a diplomatic dispute with the US over a jailed pastor. Also, Turkey typically runs a current-account deficit, which makes its economy vulnerable when its currency, the lira, falls against major currencies. The lira, along with most emerging market currencies, weakened during 2018 on the prospect of US Fed tightening. Turkish equities have since rebounded as policy makers reduced the size of the current-account deficit, the US Fed reversed its tightening course, and the diplomatic row with the US was resolved.

Perhaps more interesting was market performance in Asia, which trailed the MSCI Emerging Markets Index from a regional perspective. South Korea was the biggest laggard in the group. South Korea is the second largest country (behind China) in the MSCI Emerging Markets Index. South Korea’s export-reliant economy, whose companies supply most of the world’s electronics and semiconductors, has been acutely impacted by the US-China trade war. A diplomatic row with Japan that resulted in export curbs to South Korea also hurt manufacturing in South Korea. Value stocks are abundant in South Korea, but corporate earnings estimates have declined because of the US-China trade war.

Shifting gears to performance, the Fund returned 0.18%, with an average equity exposure of 59%. This compares favorably to the MSCI Emerging Markets Index’s return of -4.36%, which is

Top Ten Positions (as of 8/31/19)	% of Net Assets
Alibaba Group Holdings, Ltd.-SP ADR	6.40%
Samsung Electronics Co., Ltd.	4.02%
Las Vegas Sands Corp.	3.76%
Naspers Ltd. Class N	3.76%
Wynn Macau Ltd.	2.68%
DBS Group Holdings Ltd.	2.02%
Netease, Inc.-ADR	1.52%
Philip Morris International, Inc.	1.49%
United Overseas Bank Ltd.	1.49%
Sberbank of Russia PJSC-SP ADR	1.43%

Portfolio Review (as of 8/31/19)	Long		Short
P/E: Price/Earnings:	12.4	x	18.1	x
P/B: Price/Book:	1.8	x	1.5	x
Holdings:	111		73
Weighted Average Market Capitalization (millions):	$94,612		$7,761
ROE: Return on Equity:	32.3%		13.1%
OROA: Operating Return on Operating Assets:	112.8%		18.3%

Portfolio holdings are subject to change at any time.

The Fund will engage in short sales, which creates a form of investment leverage and means the Fund’s loss potential on a short sale is unlimited. Fluctuations in the market value of the Fund’s portfolio may have disproportionately large effects or cause the NAV of the Fund to decline faster than it would otherwise. The Fund may invest in small and mid-cap companies which may be more volatile, less liquid, not as diversified in their business activities as companies with greater market capitalizations, and they may fluctuate widely in market value. Small caps may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange. Foreign and emerging market securities may expose the fund to currency and exchange rate fluctuations, high inflation, increased risk of default, less governmental supervision and regulation of securities markets, lack of liquidity in the markets, significantly smaller market capitalizations, political, social or economic instability, and differences in taxation, auditing and other financial practices. Derivatives (futures, options, swaps) may be leveraged and result in losses exceeding the amounts invested. REITS include the risk of possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties. Illiquid securities may be limited in resale and cause great uncertainty in determining valuation. High yield debt (also known as “junk bonds”) may be sensitive to changes in financial strength of an issuer or the debt’s credit rating; an issuer of high yield debt may default on its obligation to pay interest and principal. All of these factors may cause greater volatility and less liquidity. The Fund may experience high portfolio turnover which may result in higher costs and capital gains.

-2.57% when adjusted for the Fund’s equity exposure (59% x -4.36%). The Fund’s relative outperformance was driven by its long investments, which returned 1.59% during the fiscal year. Positioning in all regions, with the exception of Latin America, aided the long-book’s relative performance. The best relative performance came from positioning in China & Hong Kong, where shares of overweight Chinese Baijiu stocks rose on upbeat results and expectations of future sales and price increases. The Fund’s short investments declined -4.13%, roughly in-line with the MSCI Emerging Markets Index return. Performance was mixed across regions, with short positioning in Latin America and South Korea

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BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS EMERGING MARKETS LONG/SHORT FUND (UNAUDITED) (CONTINUED)

benefitting performance, offset by the short book’s performance in China & Hong Kong and selected Developed Market stocks.

Our target for net exposure is 50%, the midpoint of our 30-70% range. The Fund’s long book is fully invested, and, on a stock-by-stock basis, we look to build 30-70% of shorts. The long percentage (approximately 100%) minus the short percentage is referred to as “net long exposure.” The Fund began the period with a net long exposure of 64% and ended the period at 55%. The Fund’s short position weight increased in several regions during the period, led by China & Hong Kong, Taiwan & Singapore, and South Korea.

Since the strategy’s inception, the team managing the Emerging Markets Long/Short Fund has purchased shares of only those companies it deems most likely to appreciate on the long side, while selling short securities it believes are likely to fail due to valuation risk, earnings risk, and/or balance sheet risk. Our investment process is rooted in the Three Circle framework of low valuation, positive business momentum, and strong business fundamentals that the portfolio managers of Boston Partners and its predecessors have been employing for over three decades.

Sincerely,

Paul Korngiebel, CFA

Portfolio Manager, Emerging Markets Long/Short Fund

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BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS EMERGING MARKETS LONG/SHORT FUND (UNAUDITED) (CONTINUED)

Comparison of Change in Value of $100,000 Investment in
Boston Partners Emerging Markets Long/Short Fund vs. MSCI Indices

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund made on March 1, 2015 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the MSCI Indices are unmanaged, do not incur expenses and are not available for investment.

Total Return for the Period Ended August 31, 2019

	Average Annual Total Return			Since		Gross Expense	Net Expense
	1 Year	5 Year	10 Year	Inception		Ratio	Ratio
Boston Partners Emerging Markets Long/Short Fund
Institutional Class(1)	0.18%	n/a	n/a	2.99%		2.44%	2.01%
MSCI World Index—Gross Return(2)	0.84%	n/a	n/a	6.97	%(3)	n/a	n/a
MSCI Emerging Markets Index—Gross Return(4)	–3.99%	n/a	n/a	2.77	%(3)	n/a	n/a
MSCI Emerging Markets Index—Net Return(4)	–4.36%	n/a	n/a	2.38	%(3)	n/a	n/a

[1]	Inception date of the fund was March 1, 2015. The Fund commenced operations as a series of The RBB Fund, Inc. on December 15, 2015, when substantially all of the assets of Boston Partners Emerging Market Long/Short Equity (the “Prior Account”) transferred to the Fund. The Fund is managed in all material respects in a manner equivalent to the management of the Prior Account. Accordingly, the performance information shown above for periods prior to December 15, 2015 is that of the Prior Account.
[2]	This is not a primary benchmark of the Fund. Results of the index performance are presented for general comparative purposes.
[3]	Index Performance is from inception date of the Class only and is not the inception date of the index itself.
[4]	Beginning on August 31, 2019, the Fund has opted to change its primary index from the MSCI Emerging Markets Index—Gross Return to the MSCI Emerging Markets Index—Net Return. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) to 2.00% of the Fund’s average daily net assets attributable to Institutional Class shares. This contractual limitation is in effect until February 29, 2020, and may not be terminated without the approval of the Board of Directors. Because acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest and taxes are excluded from the expense limitation, total annual Fund operating expenses (after fee waivers and/or expense reimbursements) are expected to exceed 2.00%. This contractual limitation is in effect until February 29, 2020 and may not be terminated without the approval of the Board of Directors. If at any time the Fund’s total annual Fund operating expenses (not including acquired fund fees and expenses, short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 2.00% or the expense cap then in effect, whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made provided such reimbursement does not cause the Fund to exceed

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BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS EMERGING MARKETS LONG/SHORT FUND (UNAUDITED) (CONCLUDED)

expense limitations that were in effect at the time of the waiver or reimbursement. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above (including interest and dividend expense on short sales) are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

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BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS EMERGING MARKETS FUND (UNAUDITED)

Dear Shareholder:

The Boston Partners Emerging Markets Fund (“Fund”) returned 0.55% for the trailing 12-months ended August 31, 2019. During that same period the MSCI Emerging Markets Index – Net Return returned -4.36%, the MSCI World Index returned 0.26%, and the MSCI EAFE Index returned -3.26%. Equity market performance was most influenced by geopolitical and macro-economic issues. Markets oscillated with the rise and fall of US-China trade tensions, and with speculation about the US Federal Reserve’s (“US Fed”) next move. The most difficult performance period for the market during the prior 12-months took place between September and December of 2018, when fears about the US-China trade war’s effect on the global economy and expectations of US Fed tightening peaked. Investments flowed back into Emerging Markets during the beginning of the year on optimism that US-China trade talks would bear fruit and after the US Fed scuttled its planned rate increases. More recently, markets have sold-off after China escalated the trade war by letting the yuan sink below 7 per dollar, a move that suggests the level is no longer a line in the sand for policy makers in Beijing.

Latin America, Europe, and the Middle East were the best performing regions within the MSCI Emerging Markets Index during the period. Those regions were led higher by a resurgent Brazil and Turkey, which posted dismal performance through the first half of 2018. Brazil had sold-off on political unrest in the lead-up to the country’s October 2018 presidential election. The eventual winner and now-president, Jair Bolsonaro, was stabbed while campaigning and criticized as being “far-right”. Regardless, Brazilian equities responded favorably following his victory due in equal parts to his market-oriented capitalist tendencies and the fact that Brazilian equites had already fallen so far. Turkey was the worst performing country in the MSCI Emerging Markets Index during the first part of 2018. So, like Brazil, Turkey had a low base from which to appreciate. Turkish equities had been under pressure because of a diplomatic dispute with the US over a jailed pastor. Also, Turkey typically runs a current-account deficit, which makes its economy vulnerable when its currency, the lira, falls against major currencies. The lira, along with most emerging market currencies, weakened during 2018 on the prospect of US Fed tightening. Turkish equities have since rebounded, as policy makers reduced the size of the current-account deficit, the US Fed reversed its tightening course, and the diplomatic row with the US was resolved.

Perhaps more interesting was market performance in Asia, which trailed the MSCI Emerging Markets Index from a regional perspective. South Korea was the biggest laggard in the group. South Korea is the second largest country (behind China) in the MSCI Emerging Markets Index. South Korea’s export-reliant economy, whose companies supply most of the world’s electronics and semiconductors, has been acutely impacted by the US-China trade war. A diplomatic row with Japan that resulted in export curbs to South Korea also hurt manufacturing in South Korea. Value stocks are abundant in South Korea, but corporate earnings estimates have declined because of the US-China trade war.

Shifting gears to performance, the Fund returned 0.55%, which compares favorably to the MSCI Emerging Markets Index’s return of -4.36%. Positioning in all regions, with the exception of

Top Ten Positions (as of 8/31/19)	% of Net Assets
Alibaba Group Holdings, Ltd.-SP ADR	6.41%
Naspers Ltd.	3.73%
Las Vegas Sands Corp.	3.71%
Tencent Holdings Ltd.	2.75%
Wynn Macau Ltd.	2.66%
Samsung Electronics Co., Ltd.	2.12%
DBS Group Holdings Ltd.	2.03%
Netease, Inc.-ADR	1.51%
Philip Morris International, Inc.	1.48%
Taiwan Semiconductors Manufacturing Co., Ltd.	1.48%

Portfolio Review (as of 8/31/19)
P/E: Price/Earnings:	12.4	x
P/B: Price/Book:	1.8	x
Holdings:	110
Weighted Average Market Capitalization (millions):	$94,086
ROE: Return on Equity:	32.1%
OROA: Operating Return on Operating Assets:	112.8%

The Fund may invest in small and mid-cap companies which may be more volatile, less liquid, not as diversified in their business activities as companies with greater market capitalizations, and they may fluctuate widely in market value. Small caps may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange. Foreign and emerging market securities may expose the fund to currency and exchange rate fluctuations, high inflation, increased risk of default, less governmental supervision and regulation of securities markets, lack of liquidity in the markets, significantly smaller market capitalizations, political, social or economic instability, and differences in taxation, auditing and other financial practices. Derivatives (futures, options, swaps) may be leveraged and result in losses exceeding the amounts invested. REITS include the risk of possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties. Illiquid securities may be limited in resale and cause great uncertainty in determining valuation. High yield debt (also known as “junk bonds”) may be sensitive to changes in financial strength of an issuer or the debt’s credit rating; an issuer of high yield debt may default on its obligation to pay interest and principal. All of these factors may cause greater volatility and less liquidity. The Fund may experience high portfolio turnover which may result in higher costs and capital gains

Latin America, aided relative Fund performance. The best relative performance came from positioning in China & Hong Kong, where shares of overweight Chinese Baijiu stocks rose on upbeat results and expectations of future sales and price increases. Other areas of strong relative performance were delivered from positioning in Africa & Middle East, led higher by an Israeli REIT position that climbed after reporting higher net operating income and progress in a planned acquisition. As mentioned above, portfolio positioning in Latin America was the only region where Fund performance lagged the benchmark. The Fund’s underweight allocation to Brazilian banks was the primary cause of the underperformance. After trading lower through the first half of 2018, Brazilian banks rallied following the election of Jair Bolsonaro. Our stock selection process is rooted in the Three Circle framework of low valuation, positive business momentum, and strong business fundamentals that the portfolio managers of Boston Partners and its predecessors have been employing for over three decades.

Sincerely,

Paul Korngiebel, CFA

Portfolio Manager, Emerging Markets Fund

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BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS EMERGING MARKETS FUND (UNAUDITED) (CONCLUDED)

Comparison of Change in Value of $100,000 Investment in
Boston Partners Emerging Markets Fund vs. MSCI World Indices

The chart assumes a hypothetical $100,000 initial investment in the Fund made on October 17, 2017 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the MSCI indices are unmanaged, do not incur expenses and are not available for investment.

Total Return for the Period Ended August 31, 2019

						Gross	Net
	Average Annual Total Return			Since		Expense	Expense
	1 Year	5 Year	10 Year	Inception		Ratio	Ratio
Boston Partner Emerging Markets Fund
Institutional Class(1)	0.55%	n/a	n/a	–4.14%		3.02%	1.10%
MSCI World Index—Gross Return(2)	0.84%	n/a	n/a	5.43	%(3)	n/a	n/a
MSCI Emerging Markets Index—Gross Return(3)	–3.99%	n/a	n/a	–4.47	%(3)	n/a	n/a
MSCI Emerging Markets Index—Net Return(3)	–4.36%	n/a	n/a	–4.84	%(3)	n/a	n/a

[1]	Inception date of the fund was October 17, 2017.
[2]	This is not a primary benchmark of the Fund. Results of the index performance are presented for general comparative purposes.
[3]	Beginning on August 31, 2019, the Fund has opted to change its primary index from the MSCI Emerging Markets Index—Gross Return to the MSCI Emerging Markets Index—Net Return. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) for the Fund’s Institutional Class shares exceeds 1.10% of the average daily net assets attributable to the Fund’s Institutional Class shares. This contractual limitation is in effect until February 29, 2020 and may not be terminated without the approval of the Board of Directors. If at any time the Fund’s total annual Fund operating expenses for a year are less than 1.10% or the expense cap then in effect, or whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees waived and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above (including interest and dividend expense on short sales) are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

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BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS GLOBAL EQUITY ADVANTAGE FUND (UNAUDITED)

Top Ten Positions (as of 8/31/19)	% of Net Assets
Microsoft Corp.	2.78%
Berkshire Hathaway, Inc., Class B	2.71%
Danone SA	2.23%
Verizon Communications, Inc.	2.04%
Sony Corp.	1.96%
Alphabet, Inc., Class C	1.71%
United Technologies Corp.	1.65%
Comcast Corp., Class A	1.62%
Medtronic PLC	1.51%
Novo Nordisk A/S, Class B	1.48%

Portfolio Review (as of 8/31/19)
P/E: Price/Earnings:	14.9	x
P/B: Price/Book:	1.8	x
Holdings:	111
Weighted Average Market Capitalization (millions):	$111,304
ROE: Return on Equity:	19.5%
OROA: Operating Return on Operating Assets:	51.0%

Portfolio holdings are subject to change at any time.

International investing is subject to special risks including, but not limited to, currency risk associated with securities denominated in other than US dollar, which may be affected by fluctuations in currency exchange rates, political, social or economic instability, and differences in taxation, auditing and other financial practices. Investment in emerging market securities may increase these risks. Emerging markets investments are subject to the aforementioned risks, along with periods of high inflation, increased risk of default, less governmental supervision and regulation of securities markets, lack of liquidity in the markets and significantly smaller market capitalizations. The Fund may invest in small and mid-cap companies which may be more volatile, less liquid, not as diversified in their business activities as companies with greater market capitalizations, and they may fluctuate widely in market value. Small caps may be traded only in the over-the- counter market or on a regional securities exchange, may be listed only in the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange. Illiquid securities may be limited in resale and cause great uncertainty in determining valuation. An investment in the Fund should be part of a carefully diversified portfolio.

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BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS GLOBAL EQUITY ADVANTAGE FUND (UNAUDITED) (CONCLUDED)

Comparison of Change in Value of $100,000 Investment in
Boston Partners Global Equity Advantage Fund vs. MSCI World Index

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund made on May 29, 2019 (the date on which the Fund commenced investment operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the MSCI World Index is unmanaged, does not incur expenses and is not available for investment.

For The Periods Ended August 31, 2019

						Gross	Net
	Average Annual Total Return			Since		Expense	Expense
	1 Year	5 Year	10 Year	Inception		Ratio	Ratio
Boston Partner Global Equity Advantage Fund
Institutional Class(1)	n/a	n/a	n/a	5.70	%(2)	1.25%	1.05%
MSCI World Index—Net Return(2)	n/a	n/a	n/a	4.01	%(3)	n/a	n/a

[1]	Inception date of the fund was May 29, 2019.
[2]	Not Annualized.
[3]	Index Performance is from inception date of the Class only and is not the inception date of the index itself.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (excluding certain items discussed below) for the Fund’s Institutional Class shares exceeds 1.05% of the average daily net assets attributable to the Fund’s Institutional Class shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 1.05%: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until February 29, 2020 and may not be terminated without the approval of the Board of Directors. If at any time the Fund’s total annual Fund operating expenses (not including acquired fund fees and expenses, short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 1.05% or the expense cap then in effect, or whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees waived and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

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BOSTON PARTNERS INVESTMENT FUNDS

DEFINITIONS (UNAUDITED)

Past Performance is not a guarantee of future results.

Opinions expressed herein are as of August 31, 2019 and are subject to change at any time, are not guaranteed and should not be considered investment advice. This report is for the information of shareholders of the Funds. It may also be used as sales literature when preceded or accompanied by the current prospectus.

Basis point refers to a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01%, or 0.0001.

Beta or beta coefficient is a measure of a stock or portfolio’s level of systematic and unsystematic risk based on in its prior performance. In general, a higher beta indicates a more volatile security in relation to its benchmark and lower beta indicates a less volatile security in relation to its benchmark.

Bloomberg Barclays US Aggregate Bond Index “US Aggregate Bond Index” is a broad base bond market index consisting of approximately 17,000 bonds, representing intermediate term investment grade bonds traded in the United States.

Earnings per share: Is the portion of a company’s profit allocated to each outstanding share of common stock.

Free cash flow yield is an indicator that compare free cash flow and market cap. It is a representation of the income created by an investment.

Growth stocks typically are more volatile than value stocks; however, value stocks generally have a lower expected growth rate in earnings and sales.

High Dividend: The MSCI High Dividend Yield Factor aims to capture the high dividend yield equity opportunity set within a standard MSCI parent index (U.S.) by including only securities that offer a higher than average dividend yield (i.e. at least 30% higher) relative to that of the parent index and that pass dividend sustainability and persistence screens.

JP Morgan Emerging Markets Currency Index is a market-cap weighted index of 10 emerging market currencies versus the US dollar.

Mergers and Acquisitions (M&A) is a general term that refers to the consolidation of companies or assets through various types of financial transactions.

Momentum: High Momentum companies are characterized in the literature as companies with high price performance in the recent history, up to 12-months. High Momentum companies tend to continue their high price performance over the near term, typically over a 6 – 12 month period.

MSCI EAFE (EAFE) Index is a stock market index that is designed to measure the equity market performance of developed markets outside of the U.S. & Canada. It is maintained by MSCI Inc., a provider of investment decision support tools; the EAFE acronym stands for Europe, Australasia and Far East.

MSCI Emerging Markets (EM) Index is an index created by Morgan Stanley Capital International (MSCI) designed to measure equity market performance in global emerging markets.

MSCI World Index is an unmanaged index that measures the equity market performance of developed markets.

MSCI World Growth Index captures large and mid-cap securities exhibiting overall growth style characteristics across 23 Developed Markets Countries.

MSCI World Value NR Index is an index tracking value stocks, which are stocks with prices lower than their intrinsic values.

A net return index includes reinvesting the after tax dividends. A gross return index includes reinvesting the before tax dividends. In general, a net return index should under perform a gross return index.

OROA: Operating Return on Operating Assets

P/B: Price/Book: A valuation ratio of a company’s current share price compared to its book value.

P/E: Price/Earnings: A valuation ratio of a company’s current share price compared to its per-share earnings.

Quality has long been established as an investment approach, dating back to Benjamin Graham, but it is less well accepted as a factor, especially when compared with value, size, yield, momentum and low volatility. By “factor”, we mean any characteristic that helps explain the risk and returns of a group of securities.

ROE: Return on Equity: measures a corporation’s profitability by revealing how much profit a company generates with the money invested.

Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index and is considered representative of small-cap stocks.

Russell 2000® Growth Index is an unmanaged index that measures the performance of Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

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BOSTON PARTNERS INVESTMENT FUNDS

DEFINITIONS (UNAUDITED) (CONCLUDED)

Russell 2000® Value Index is an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

Russell 3000® Growth Index is a market capitalization weighted index based on the Russell 3000® Index. It includes companies that display signs of above average growth.

Russell 3000® Value Index is an unmanaged index that measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Trade Weighted U.S. Dollar Index: Major Currencies is a weighted average of the foreign exchange value of the U.S. dollar against a subset of the broad index currencies that circulate widely outside the country of issue. Major currencies index includes the Euro Area, Canada, Japan, United Kingdom, Switzerland, Australia, and Sweden.

34  |  Annual Report 2019

BOSTON PARTNERS INVESTMENT FUNDS

FUND EXPENSE EXAMPLES

AUGUST 31, 2019 (UNAUDITED)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, if any, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2019 through August 31, 2019, and held for the entire period.

ACTUAL EXPENSES

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund(s) and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, if any. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE MARCH 1, 2019	ENDING ACCOUNT VALUE AUGUST 31, 2019	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO		ACTUAL SIX-MONTH TOTAL INVESTMENT RETURN FOR THE FUND
Boston Partners Small Cap Value Fund II
Institutional
Actual	$1,000.00	$978.70	$5.49	1.10%		-2.13%
Hypothetical (5% return before expenses)	1,000.00	1,019.66	5.60	1.10		N/A
Investor
Actual	$1,000.00	$977.20	$6.73	1.35%		-2.28%
Hypothetical (5% return before expenses)	1,000.00	1,018.40	6.87	1.35		N/A
Boston Partners Long/Short Equity Fund
Institutional
Actual	$1,000.00	$982.80	$13.19	2.64	%(1)	–1.72%
Hypothetical (5% return before expenses)	1,000.00	1,011.90	13.39	2.64	(1)	N/A
Investor
Actual	$1,000.00	$981.80	$14.44	2.89	%(1)	–1.82%
Hypothetical (5% return before expenses)	1,000.00	1,010.64	14.65	2.89	(1)	N/A
Boston Partners Long/Short Research Fund
Institutional
Actual	$1,000.00	$1,003.30	$12.12	2.40	%(1)	0.33%
Hypothetical (5% return before expenses)	1,000.00	1,013.11	12.18	2.40	(1)	N/A
Investor
Actual	$1,000.00	$1,002.00	$13.37	2.65	%(1)	0.20%
Hypothetical (5% return before expenses)	1,000.00	1,011.85	13.44	2.65	(1)	N/A
Boston Partners All-Cap Value Fund
Institutional
Actual	$1,000.00	$1,012.60	$4.06	0.80%		1.26%
Hypothetical (5% return before expenses)	1,000.00	1,021.17	4.08	0.80		N/A
Investor
Actual	$1,000.00	$1,011.40	$5.32	1.05%		1.14%
Hypothetical (5% return before expenses)	1,000.00	1,019.91	5.35	1.05		N/A

Annual Report 2019  |  35

BOSTON PARTNERS INVESTMENT FUNDS

FUND EXPENSE EXAMPLES (CONCLUDED)

AUGUST 31, 2019 (UNAUDITED)

	BEGINNING ACCOUNT VALUE MARCH 1, 2019	ENDING ACCOUNT VALUE AUGUST 31, 2019	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO		ACTUAL SIX-MONTH TOTAL INVESTMENT RETURN FOR THE FUND
WPG Partners Small/Micro Cap Value Fund
Institutional
Actual	$1,000.00	$907.80	$5.29	1.10%		–9.22%
Hypothetical (5% return before expenses)	1,000.00	1,019.66	5.60	1.10		N/A
Boston Partners Global Equity Fund
Institutional
Actual	$1,000.00	$988.80	$4.76	0.95%		–1.12%
Hypothetical (5% return before expenses)	1,000.00	1,020.42	4.84	0.95		N/A
Boston Partners Global Long/Short Fund
Institutional
Actual	$1,000.00	$995.40	$14.23	2.83	%(1)	–0.46%
Hypothetical (5% return before expenses)	1,000.00	1,010.94	14.34	2.83	(1)	N/A
Investor
Actual	$1,000.00	$994.40	$15.48	3.08	%(1)	–0.56%
Hypothetical (5% return before expenses)	1,000.00	1,009.68	15.60	3.08	(1)	N/A
Boston Partners Emerging Markets Long/Short Fund
Institutional
Actual	$1,000.00	$1,026.50	$9.96	1.95	%(1)	2.65%
Hypothetical (5% return before expenses)	1,000.00	1,015.38	9.91	1.95	(1)	N/A
Boston Partners Emerging Markets Fund
Institutional
Actual	$1,000.00	$1,003.30	$5.35	1.06%		0.33%
Hypothetical (5% return before expenses)	1,000.00	1,019.86	5.40	1.06		N/A
Boston Partners Global Equity Advantage Fund
Institutional
Actual(2)	$1,000.00	$1,057.00	$2.78	1.05%		5.70%
Hypothetical (5% return before expenses)(2)	1,000.00	1,019.91	5.35	1.05		N/A

*	Expenses are equal to each Fund’s annualized six-month expense ratios in the table above, which include waived fees or reimbursed expenses, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.
(1)	These amounts include dividends paid on securities which the Funds have sold short (“Short-sale dividends”) and related interest expense. The amount of short-sale dividends and related interest expense was 0.17% of average net assets for the six-month period ended August 31, 2019 for both the Institutional Class and Investor Class of the Boston Partners Long/Short Equity Fund, 1.00% of average net assets for the Institutional Class and Investor Class of the Boston Partners Long/Short Research Fund, 1.18% of average net assets of the Institutional Class and Investor Class of the Boston Partners Global Long/Short Fund and 0.00% of average net assets for the Institutional Class of the Boston Partners Emerging Markets Long/Short Fund.
(2)	Expenses are equal to the Fund’s annualized expense ratio for the period beginning May 29, 2019 (commencement of operations) to August 31, 2019 of 1.05%, multiplied by the average account value over the period, multiplied by the number of days (94) in the most recent period then divided by 365 days to reflect the days in the period. For comparison purposes, the hypothetical expenses are as if the Fund had been in existence from March 1, 2019 and are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent six-month period, then divided by 365 to reflect the period.

36  |  Annual Report 2019

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2019
Portfolio Holdings Summary Tables (unaudited)

BOSTON PARTNERS SMALL CAP VALUE FUND II
SECURITY TYPE/SECTOR CLASSIFICATION	% OF NET ASSETS	VALUE
COMMON STOCK
Finance	33.1%	$179,994,870
Consumer Services	13.8	75,214,808
Technology	11.0	60,135,755
Capital Goods	10.0	54,366,055
Real Estate Investment Trusts	7.9	43,074,131
Basic Industries	7.0	38,373,373
Consumer Non-Durables	4.1	22,352,167
Health Care	3.9	21,016,888
Energy	3.2	17,159,391
Consumer Durables	2.2	11,878,734
Communications	0.5	2,670,119
Transportation	0.4	2,111,925
Utilities	0.4	2,035,515
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL	23.6	128,381,830
SHORT-TERM INVESTMENTS	2.5	13,618,474
LIABILITIES IN EXCESS OF OTHER ASSETS	(23.6)	(128,252,557)
NET ASSETS	100.0%	$544,131,478

Portfolio holdings are subject to change at any time.

BOSTON PARTNERS LONG/SHORT EQUITY FUND
SECURITY TYPE/SECTOR CLASSIFICATION	% OF NET ASSETS	VALUE
LONG POSITIONS:
COMMON STOCK
Technology	23.4%	$59,871,895
Consumer Services	15.9	40,625,423
Finance	13.9	35,642,126
Health Care	13.6	34,736,557
Energy	8.7	22,203,260
Capital Goods	6.1	15,530,710
Communications	5.1	12,986,723
Real Estate Investment Trusts	2.8	7,214,547
Basic Industries	2.7	6,873,761
Consumer Non-Durables	2.6	6,721,015
Transportation	2.1	5,512,451
Utilities	2.1	5,427,507
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL	13.5	34,683,073
SHORT-TERM INVESTMENTS	1.1	2,791,849

SHORT POSITIONS:
COMMON STOCK
Technology	(16.6)	(42,626,969)
Consumer Services	(8.1)	(20,647,296)
Capital Goods	(5.1)	(13,125,499)
Consumer Non-Durables	(4.8)	(12,212,111)
Health Care	(4.7)	(11,962,647)
Finance	(4.0)	(10,300,762)
Basic Industries	(3.7)	(9,425,451)
Consumer Durables	(2.5)	(6,401,310)
Communications	(2.0)	(5,228,456)
Utilities	(1.8)	(4,636,568)
BOSTON PARTNERS LONG/SHORT EQUITY FUND (continued)
SECURITY TYPE/SECTOR CLASSIFICATION	% OF NET ASSETS	VALUE
Real Estate Investment Trusts	(1.3)%	$(3,362,796)
Transportation	(0.5)	(1,206,285)
Energy	(0.0)	(9)
OPTIONS WRITTEN	(0.3)	(642,730)
OTHER ASSETS IN EXCESS OF LIABILITIES	41.8	106,947,394
NET ASSETS	100.0%	$255,989,402

Portfolio holdings are subject to change at any time.

BOSTON PARTNERS LONG/SHORT RESEARCH FUND
SECURITY TYPE/SECTOR CLASSIFICATION	% OF NET ASSETS	VALUE
LONG POSITIONS:
COMMON STOCK
Finance	19.9%	$649,338,444
Technology	17.2	562,769,034
Health Care	13.5	440,581,327
Consumer Services	11.5	375,300,620
Consumer Non-Durables	7.5	245,554,878
Energy	7.2	235,373,227
Capital Goods	6.8	223,383,065
Basic Industries	4.7	153,032,370
Transportation	3.8	125,171,303
Consumer Durables	3.4	110,581,546
Communications	3.2	103,868,879
Real Estate Investment Trusts	0.2	7,823,439
Utilities	0.2	6,067,865
WARRANTS	0.0	285,552
SHORT-TERM INVESTMENTS	0.4	12,689,655

SHORT POSITIONS:
COMMON STOCK
Technology	(9.6)	(313,230,288)
Finance	(9.6)	(312,596,629)
Consumer Services	(6.7)	(220,612,203)
Basic Industries	(5.9)	(192,604,069)
Capital Goods	(4.3)	(139,764,086)
Consumer Non-Durables	(3.4)	(112,459,628)
Health Care	(3.0)	(98,554,027)
Energy	(1.7)	(55,415,361)
Consumer Durables	(1.4)	(45,067,365)
Real Estate Investment Trusts	(1.0)	(31,531,688)
Transportation	(0.6)	(20,527,138)
Communications	(0.3)	(10,028,339)
OTHER ASSETS IN EXCESS OF LIABILITIES	48.0	1,567,871,079
NET ASSETS	100.0%	$3,267,301,462

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

Annual Report 2019  |  37

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2019
Portfolio Holdings Summary Tables (unaudited) (continued)

BOSTON PARTNERS ALL-CAP VALUE FUND
SECURITY TYPE/SECTOR CLASSIFICATION	% OF NET ASSETS	VALUE
COMMON STOCK
Finance	28.9%	$543,457,199
Health Care	22.8	428,644,605
Technology	16.4	308,674,915
Consumer Services	7.6	143,364,946
Capital Goods	6.2	117,283,178
Energy	3.9	72,564,207
Consumer Non-Durables	3.6	67,021,061
Basic Industries	3.2	60,807,046
Consumer Durables	1.8	34,815,498
Transportation	1.0	18,898,736
Communications	0.6	10,755,711
Utilities	0.5	9,593,673
RIGHTS	0.0	—
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL	16.1	303,800,656
SHORT-TERM INVESTMENTS	2.3	42,544,557
LIABILITIES IN EXCESS OF OTHER ASSETS	(14.9)	(280,034,443)
NET ASSETS	100.0%	$1,882,191,545

Portfolio holdings are subject to change at any time.

WPG PARTNERS SMALL/MICRO CAP VALUE FUND
SECURITY TYPE/SECTOR CLASSIFICATION	% OF NET ASSETS	VALUE
COMMON STOCK
Finance	27.2%	$6,062,856
Capital Goods	14.9	3,313,793
Real Estate Investment Trusts	12.5	2,786,547
Technology	10.1	2,242,375
Consumer Services	7.5	1,674,510
Energy	6.2	1,378,651
Utilities	5.3	1,179,525
Transportation	4.9	1,083,391
Basic Industries	3.8	845,796
Consumer Non-Durables	3.5	788,862
Health Care	1.7	392,166
Communications	0.5	111,463
Consumer Durables	0.3	64,784
WARRANTS	0.0	1,466
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL	9.0	1,998,279
SHORT-TERM INVESTMENTS	1.9	414,083
LIABILITIES IN EXCESS OF OTHER ASSETS	(9.3)	(2,065,643)
NET ASSETS	100.0%	$22,272,904

Portfolio holdings are subject to change at any time.

BOSTON PARTNERS GLOBAL EQUITY FUND
SECURITY TYPE/SECTOR CLASSIFICATION	% OF NET ASSETS	VALUE
COMMON STOCK
Financials	16.0%	$109,131,218
Health Care	12.7	86,885,386
Information Technology	12.2	83,636,731
Industrials	10.5	71,813,177
Communication Services	10.4	71,426,961
Consumer Discretionary	8.9	60,589,277
Materials	8.5	58,496,902
Consumer Staples	8.1	55,145,224
Energy	6.3	42,840,431
Utilities	1.5	10,295,817
Real Estate	0.9	6,265,118
PREFERRED STOCKS	0.7	4,720,578
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL	1.3	8,824,253
SHORT-TERM INVESTMENTS	3.3	22,652,473
LIABILITIES IN EXCESS OF OTHER ASSETS	(1.3)	(9,074,241)
NET ASSETS	100.0%	$683,649,305

Portfolio holdings are subject to change at any time.

BOSTON PARTNERS GLOBAL LONG/SHORT FUND
SECURITY TYPE/SECTOR CLASSIFICATION	% OF NET ASSETS	VALUE
LONG POSITIONS:
COMMON STOCK
Financials	14.8%	$92,866,407
Information Technology	12.5	78,464,911
Industrials	12.2	76,259,101
Health Care	11.5	71,876,818
Communication Services	10.2	63,788,591
Consumer Discretionary	9.5	59,575,059
Materials	9.2	57,394,655
Consumer Staples	7.1	44,668,706
Energy	6.5	40,757,929
Utilities	1.8	11,003,000
Real Estate	1.1	6,517,636
PREFERRED STOCKS	0.7	4,637,125
SHORT-TERM INVESTMENTS	4.8	30,159,105

SHORT POSITIONS:
COMMON STOCK
Consumer Discretionary	(9.3)	(58,326,407)
Industrials	(7.1)	(44,224,272)
Financials	(7.0)	(43,891,518)
Information Technology	(6.5)	(40,524,708)
Materials	(5.5)	(34,571,369)
Health Care	(3.2)	(20,035,517)
Consumer Staples	(3.1)	(19,272,282)
Energy	(3.0)	(18,986,392)
Communication Services	(2.8)	(17,724,643)
Utilities	(1.4)	(8,574,385)
Real Estate	(0.7)	(4,680,580)
PREFERRED STOCK	(0.3)	(1,660,444)
OPTIONS WRITTEN	(1.6)	(9,963,114)
OTHER ASSETS IN EXCESS OF LIABILITIES	49.6	310,330,738
NET ASSETS	100.0%	$625,864,150

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

38  |  Annual Report 2019

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2019
Portfolio Holdings Summary Tables (unaudited) (concluded)

BOSTON PARTNERS EMERGING MARKETS LONG/SHORT FUND*
SECURITY TYPE/SECTOR CLASSIFICATION	% OF NET ASSETS	VALUE
LONG POSITIONS:
COMMON STOCK
Consumer Discretionary	20.2%	$11,803,546
Financials	9.5	5,555,920
Consumer Staples	8.0	4,703,260
Communication Services	6.7	3,905,107
Energy	5.1	2,988,428
Information Technology	4.0	2,341,935
Real Estate	3.3	1,922,519
Industrials	2.8	1,611,878
Health Care	1.4	811,801
Utilities	1.2	688,285
Materials	0.1	59,835
PREFERRED STOCKS	4.4	2,532,151
SHORT-TERM INVESTMENTS	28.8	16,845,457
OTHER ASSETS IN EXCESS OF LIABILITIES	4.5	2,654,008
NET ASSETS	100.0%	$58,424,130

*	Fund has short exposure in Contracts for Difference.

Portfolio holdings are subject to change at any time.

BOSTON PARTNERS EMERGING MARKETS FUND
SECURITY TYPE/SECTOR CLASSIFICATION	% OF NET ASSETS	VALUE
COMMON STOCK
Consumer Discretionary	22.2%	$2,101,220
Financials	12.8	1,209,040
Consumer Staples	10.0	949,642
Communication Services	9.4	887,289
Information Technology	8.1	767,100
Energy	4.6	433,606
Real Estate	3.4	322,727
Industrials	3.3	315,253
Health Care	1.4	127,743
Utilities	1.2	114,278
Materials	1.0	9,966
PREFERRED STOCKS	0.3	29,626
SHORT-TERM INVESTMENTS	23.1	2,188,667
OTHER ASSETS IN EXCESS OF LIABILITIES	0.1	12,112
NET ASSETS	100.0%	$9,468,269

Portfolio holdings are subject to change at any time.

BOSTON PARTNERS GLOBAL EQUITY ADVANTAGE FUND
SECURITY TYPE/SECTOR CLASSIFICATION	% OF NET ASSETS	VALUE
COMMON STOCK
Financials	14.0%	$3,702,999
Health Care	11.0	2,906,392
Information Technology	10.6	2,803,756
Industrials	9.1	2,405,281
Communication Services	9.1	2,400,206
Consumer Discretionary	7.6	2,025,707
Materials	7.4	1,959,886
Consumer Staples	6.9	1,838,569
Energy	5.5	1,434,306
Utilities	1.3	345,158
Real Estate	0.8	208,518
PREFERRED STOCKS	0.6	158,314
INVESTMENT COMPANY	12.8	3,372,500
SHORT-TERM INVESTMENTS	3.1	812,203
OTHER ASSETS IN EXCESS OF LIABILITIES	0.2	55,181
NET ASSETS	100.0%	$26,428,976

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

Annual Report 2019  |  39

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2019
BOSTON PARTNERS SMALL CAP VALUE FUND II	Portfolio Of Investments

	NUMBER OF SHARES	VALUE
COMMON STOCKS—97.5%
Basic Industries—7.0%
Ferro Corp.*	101,695	$1,036,272
Graphic Packaging Holding Co.(a)	701,576	9,688,764
Innophos Holdings, Inc.	77,362	2,173,099
Orion Engineered Carbons SA	140,857	1,959,321
Owens-Illinois, Inc.(a)	208,225	2,117,648
PQ Group Holdings, Inc.*	243,472	3,479,215
Schweitzer-Mauduit International, Inc.	136,824	4,589,077
SunCoke Energy, Inc.*	532,364	3,321,951
Valvoline, Inc.	442,833	10,008,026
		38,373,373
Capital Goods—10.0%
Aegion Corp.*(a)	199,461	3,937,360
BMC Stock Holdings, Inc.*	145,616	3,703,015
Continental Building Products, Inc.*	77,726	1,954,032
Foundation Building Materials, Inc.*	114,291	1,957,805
Granite Construction, Inc.(a)	43,596	1,239,870
LCI Industries	78,626	6,663,553
Minerals Technologies, Inc.	82,091	3,956,786
NN, Inc.(a)	119,066	764,404
Orion Group Holdings, Inc.*	265,665	1,099,853
Timken Co., (The)	82,674	3,321,841
Trinseo SA	74,178	2,602,906
Tutor Perini Corp.*(a)	153,406	1,532,526
WESCO International, Inc.*	235,798	10,629,774
World Fuel Services Corp.	286,519	11,002,330
		54,366,055
Communications—0.5%
AMC Networks, Inc. Class A*(a)	55,054	2,670,119
Consumer Durables—2.2%
frontdoor, Inc.*	81,211	4,169,372
La-Z-Boy, Inc.(a)	48,839	1,556,499
Standard Motor Products, Inc.(a)	37,580	1,665,170
Strattec Security Corp.	18,116	336,052
Tower International, Inc.	134,227	4,151,641
		11,878,734
Consumer Non-Durables—4.1%
Energizer Holdings, Inc.(a)	176,724	6,803,874
Fresh Del Monte Produce, Inc.	91,201	2,374,874
Skechers U.S.A., Inc. Class A*	173,766	5,501,431
Steven Madden Ltd.(a)	143,046	4,751,988
Universal Corp.	58,330	2,920,000
		22,352,167
Consumer Services—13.8%
ABM Industries, Inc.(a)	123,423	4,598,741
ACCO Brands Corp.	324,402	3,007,207
ASGN, Inc.*(a)	73,283	4,577,989
CBIZ, Inc.*	122,609	2,739,085
Civeo Corp.*	434,841	604,429
Ennis, Inc.	48,891	983,198
Entercom Communications Corp. Class A(a)	281,886	1,003,514
FTI Consulting, Inc.*	76,781	8,303,097
Group 1 Automotive, Inc.	23,507	1,756,443
Huron Consulting Group, Inc.*	36,661	2,244,020
ICF International, Inc.	63,701	5,392,927
KAR Auction Services, Inc.(a)	208,472	5,537,016
Lithia Motors, Inc. Class A(a)	104,853	13,743,083
MAXIMUS, Inc.	44,662	3,436,294
	NUMBER OF SHARES	VALUE
Consumer Services—(continued)
Navigant Consulting, Inc.	133,033	$3,707,630
Playa Hotels & Resorts NV*	234,961	1,900,834
PRA Group, Inc.*(a)	84,423	2,882,201
Tetra Tech, Inc.	75,997	6,164,877
TravelCenters of America, Inc.*	35,648	466,989
Viad Corp.	33,502	2,165,234
		75,214,808
Energy—3.2%
Apergy Corp.*	80,556	2,092,845
Cactus, Inc., Class A*	97,718	2,488,877
Enerplus Corp.	482,531	3,150,927
Extraction Oil & Gas, Inc.*(a)	255,449	1,029,459
Jagged Peak Energy, Inc.*(a)	134,075	925,118
Key Energy Services, Inc.*(a)	117,616	121,145
Kosmos Energy Ltd.(a)	850,710	5,376,487
Nine Energy Service, Inc.*	141,756	776,823
ProPetro Holding Corp.*	112,461	1,197,710
		17,159,391
Finance—33.1%
AIR LEASE Corp.(a)	293,641	12,197,847
AMERISAFE, Inc.	42,281	2,904,705
Ares Commercial Real Estate Corp.	109,836	1,646,442
Assured Guaranty Ltd.	279,060	11,874,003
Axis Capital Holdings Ltd.	36,559	2,244,357
BankUnited, Inc.	149,454	4,746,659
Boston Private Financial Holdings, Inc.	227,356	2,414,521
Cadence BanCorp(a)	274,966	4,226,227
CenterState Banks, Inc.	125,128	2,830,395
Columbia Banking System, Inc.(a)	48,875	1,686,676
Essent Group Ltd.	180,101	8,734,899
Evercore, Inc., Class A(a)	32,457	2,588,770
Federal Agricultural Mortgage Corp., Class C	51,376	4,230,814
First Citizens BancShares Inc., Class A	6,219	2,764,967
First Hawaiian, Inc.	292,190	7,509,283
First Merchants Corp.	83,960	2,999,051
First Midwest Bancorp Inc.	103,183	1,981,114
FirstCash, Inc.	16,950	1,673,474
Flushing Financial Corp.	61,347	1,183,384
Gladstone Capital Corp.(a)	35,138	327,486
Global Indemnity Ltd. Class A	31,836	819,777
Greenhill & Co, Inc.(a)	66,533	934,123
Hanmi Financial Corp.	126,221	2,260,618
Hanover Insurance Group Inc., (The)	30,086	4,005,951
Heritage Financial Corp.(a)	78,962	2,067,225
Hope Bancorp, Inc.	126,327	1,694,045
James River Group Holdings Ltd.	95,086	4,685,838
Luther Burbank Corp.	199,955	2,091,529
Merchants Bancorp	89,113	1,413,332
National General Holdings Corp.	301,177	7,101,754
Navient Corp.	496,197	6,321,550
Nelnet, Inc., Class A	93,440	6,265,152
NMI Holdings, Inc. Class A*	143,425	4,064,665
Peapack Gladstone Financial Corp.	98,539	2,771,902
PennyMac Financial Services, Inc.*	167,222	4,948,099
Preferred Bank(a)	49,609	2,478,466
ProAssurance Corp.	77,766	3,038,318
Radian Group, Inc.	183,748	4,143,517

The accompanying notes are an integral part of the financial statements.

40  |  Annual Report 2019

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2019
BOSTON PARTNERS SMALL CAP VALUE FUND II	Portfolio Of Investments (continued)

	NUMBER OF SHARES	VALUE
Finance—(continued)
RBB Bancorp	68,397	$1,260,557
Silvercrest Asset Management Group, Inc. Class A	259,095	3,386,372
SLM Corp.(a)	1,228,651	10,369,814
South State Corp.(a)	14,023	1,031,812
State Auto Financial Corp.	51,325	1,640,860
Synovus Financial Corp.	48,107	1,709,723
Umpqua Holdings Corp.	89,716	1,409,438
Walker & Dunlop, Inc.	180,053	10,057,761
Washington Federal, Inc.(a)	65,557	2,333,829
White Mountains Insurance Group Ltd.	4,642	4,923,769
		179,994,870
Health Care—3.9%
Chemed Corp.	9,508	4,083,021
ICON PLC*	29,317	4,520,388
LHC Group, Inc.*(a)	39,526	4,683,831
Patterson Cos., Inc.(a)	84,803	1,417,906
Syneos Health, Inc.*(a)	120,155	6,311,742
		21,016,888
Real Estate Investment Trusts—7.9%
Arlington Asset Investment Corp., Class A(a)	185,233	915,051
Blackstone Mortgage Trust, Inc. Class A(a)	190,621	6,633,611
Chatham Lodging Trust	120,732	2,002,944
Colony Capital, Inc.(a)	300,814	1,353,663
Cousins Properties, Inc.(a)	48,026	1,666,502
Front Yard Residential Corp.(a)	59,236	656,927
Gladstone Commercial Corp.	41,341	937,201
MFA Financial, Inc.	659,146	4,726,077
Redwood Trust, Inc.(a)	202,349	3,358,993
Retail Properties of America, Inc.	216,336	2,457,577
Spirit Realty Capital, Inc.(a)	41,636	1,996,030
Starwood Property Trust, Inc.	182,941	4,286,308
Two Harbors Investment Corp.(a)	956,710	12,083,247
		43,074,131
Technology—11.0%
Bel Fuse, Inc., Class B	130,607	1,436,677
Belden, Inc.(a)	93,406	4,260,248
Brooks Automation, Inc.(a)	69,755	2,324,934
Ciena Corp.*	194,664	7,967,598
EnerSys	74,059	4,147,304
EVERTEC, Inc.	96,368	3,359,389
Insight Enterprises, Inc.*(a)	73,807	3,547,164
NCR Corp.*	147,802	4,657,241
PC Connection, Inc.(a)	29,839	1,051,228
Science Applications International Corp.	52,623	4,631,350
SMART Global Holdings, Inc.*(a)	109,147	3,100,866
Sykes Enterprises, Inc.*	161,022	4,669,638
SYNNEX Corp.	81,003	6,788,861
TTEC Holdings, Inc.	108,693	5,098,789
Versum Materials, Inc.	59,509	3,094,468
		60,135,755
	NUMBER OF SHARES	VALUE
Transportation—0.4%
Spirit Airlines, Inc.*(a)	56,258	$2,111,925
Utilities—0.4%
Pure Cycle Corp.*	187,605	2,035,515
TOTAL COMMON STOCKS (Cost $454,108,938)		530,383,731
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL—23.6%
Mount Vernon Liquid Assets Portfolio, LLC, 2.27%(b)	128,381,830	128,381,830
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL (Cost $128,381,830)		128,381,830
SHORT-TERM INVESTMENTS—2.5%
Fidelity Investments Money Market Funds – Government Portfolio, 2.00%(b)	13,618,474	13,618,474
TOTAL SHORT-TERM INVESTMENTS (Cost $13,618,474)		13,618,474
TOTAL INVESTMENTS—123.6% (Cost $596,109,242)		672,384,035
LIABILITIES IN EXCESS OF OTHER ASSETS—(23.6)%		(128,252,557)
NET ASSETS—100.0%		$544,131,478

PLC	—	Public Limited Company
*	—	Non-income producing.
(a)	—	All or a portion of the security is on loan. At August 31, 2019, the market value of securities on loan was $125,319,842.
(b)	—	Seven-day yield as of August 31, 2019.

Industry classifications may be different than those used for compliance monitoring purposes

The accompanying notes are an integral part of the financial statements.

Annual Report 2019  |  41

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2019
BOSTON PARTNERS SMALL CAP VALUE FUND II	Portfolio Of Investments (concluded)

A summary of the inputs used to value the Fund’s investments carried at fair value as of August 31, 2019 is as follows (see Notes to Portfolio of Investments):

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE*
Common Stock
Basic Industries	$38,373,373	$38,373,373	$—	$—	$—
Capital Goods	54,366,055	54,366,055	—	—	—
Communications	2,670,119	2,670,119	—	—	—
Consumer Durables	11,878,734	11,878,734	—	—	—
Consumer Non-Durables	22,352,167	22,352,167	—	—	—
Consumer Services	75,214,808	75,214,808	—	—	—
Energy	17,159,391	17,159,391	—	—	—
Finance	179,994,870	179,994,870	—	—	—
Health Care	21,016,888	21,016,888	—	—	—
Real Estate Investment Trusts	43,074,131	43,074,131	—	—	—
Technology	60,135,755	60,135,755	—	—	—
Transportation	2,111,925	2,111,925	—	—	—
Utilities	2,035,515	2,035,515	—	—	—
Investments Purchased with Proceeds from Securities Lending Collateral	128,381,830	—	—	—	128,381,830
Short-Term Investments	13,618,474	13,618,474	—	—	—
Total Assets	$672,384,035	$544,002,205	$—	$—	$128,381,830

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy included to reconcile to the amounts presented in the Portfolio of Investments

The accompanying notes are an integral part of the financial statements.

42  |  Annual Report 2019

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2019
BOSTON PARTNERS LONG/SHORT EQUITY FUND	Portfolio Of Investments

	NUMBER OF SHARES	VALUE
LONG POSITIONS—113.6%
COMMON STOCKS—99.0%
Basic Industries—2.7%
BHP Billiton Ltd. - SP ADR(a)†	27,355	$1,344,772
Freeport-McMoRan, Inc.(a)†	100,871	927,004
LyondellBasell Industries NV, Class A	15,921	1,231,967
Mosaic Co., (The)(a)	32,979	606,484
Nutrien Ltd.	24,857	1,251,799
Rio Tinto PLC - SP ADR†	29,888	1,511,735
		6,873,761
Capital Goods—6.1%
Argan, Inc.(a)	41,052	1,695,858
CECO Environmental Corp.*(a)	161,160	1,120,062
Colfax Corp.*(a)	52,637	1,431,726
DMC Global, Inc.(a)	29,599	1,285,485
Fluor Corp.† #	37,760	667,219
Graham Corp.†	57,084	1,050,917
Hexcel Corp.(a)	15,629	1,315,180
KBR, Inc.†	128,853	3,288,329
Quanta Services, Inc.	53,328	1,807,819
Safran SA - ADR†	51,520	1,868,115
		15,530,710
Communications—5.1%
Comcast Corp., Class A†	161,602	7,152,505
Discovery, Inc., Class C*(a)	81,129	2,111,788
Naspers Ltd. - SP ADR	48,545	2,196,661
Verizon Communications, Inc.	26,234	1,525,769
		12,986,723
Consumer Non-Durables—2.6%
Coca-Cola European Partners PLC(a)	28,881	1,627,155
Huami Corp. - ADR*	100,121	992,199
Nomad Foods Ltd.*†	54,398	1,096,120
Skechers U.S.A., Inc. Class A*	61,812	1,956,968
USANA Health Sciences, Inc.*	15,427	1,048,573
		6,721,015
Consumer Services—15.9%
Alibaba Group Holding Ltd. - SP ADR*	15,087	2,640,678
Aramark	39,471	1,612,785
ASGN, Inc.*(a)	26,584	1,660,703
Barrett Business Services, Inc.†	12,240	1,066,471
CarMax, Inc.*(a)	21,190	1,764,703
Carter’s, Inc.(a)	22,455	2,054,183
CDK Global, Inc.(a)	44,414	1,916,908
FleetCor Technologies, Inc.*	6,429	1,918,414
Fox Corp., Class B	94,334	3,094,155
Hackett Group Inc., (The)	62,137	1,002,270
IAA, Inc.*	25,566	1,248,899
ICF International, Inc.	16,018	1,356,084
IHS Markit Ltd.*	27,792	1,823,433
International Game Technology PLC†	136,696	1,637,618
JD.com, Inc. - ADR*	56,666	1,728,313
KAR Auction Services, Inc.(a)	25,566	679,033
Las Vegas Sands Corp.†	27,941	1,549,887
Perficient, Inc.*	52,260	1,925,258
Points International Ltd.*	72,334	810,864
Quad/Graphics, Inc.(a)	134,646	1,210,468
Stars Group Inc., (The)*	123,080	1,870,143
Tetra Tech, Inc.	13,726	1,113,453
Vectrus, Inc.*	31,873	1,289,582
Vipshop Holdings Ltd. - ADR*	179,260	1,500,406
	NUMBER OF SHARES	VALUE
Consumer Services—(continued)
Wyndham Destinations, Inc.†	48,505	$2,150,712
		40,625,423
Energy—8.7%
Canadian Natural Resources Ltd.†	86,813	2,074,831
Chevron Corp.†	43,411	5,110,343
Crescent Point Energy Corp.	239,851	757,929
Dawson Geophysical Co.*	102,305	215,864
Marathon Petroleum Corp.	26,264	1,292,451
Mitcham Industries, Inc.*	177,720	629,129
Occidental Petroleum Corp.	26,219	1,140,010
Phillips 66†	19,369	1,910,364
Royal Dutch Shell PLC, Class A - SP ADR	38,522	2,141,823
Schlumberger Ltd.†	43,553	1,412,424
Solaris Oilfield Infrastructure, Inc. Class A(a)	50,123	689,191
TOTAL SA - SP ADR	52,408	2,616,207
Valero Energy Corp.†	17,238	1,297,677
Viper Energy Partners LP(a)†	31,585	915,017
		22,203,260

Finance—13.9%
AerCap Holdings NV*†	20,859	1,118,460
AMERCO(a)	3,822	1,343,892
American International Group, Inc.	36,088	1,878,019
Arthur J Gallagher & Co.(a)	20,464	1,856,289
Banco Macro SA - ADR	22,157	516,480
Bank of America Corp.	114,509	3,150,143
Berkshire Hathaway, Inc., Class B*† #	21,668	4,407,488
Citigroup, Inc.†	81,749	5,260,548
Discover Financial Services†	30,235	2,417,893
E*TRADE Financial Corp.	38,427	1,603,943
FedNat Holding Co.	101,473	1,241,015
Fortress Transportation & Infrastructure Investors LLC	59,843	892,259
Jefferies Financial Group, Inc.†	76,754	1,430,694
Morgan Stanley†	66,503	2,759,209
Stifel Financial Corp.†	45,471	2,429,061
Umpqua Holdings Corp.†	104,553	1,642,528
Western Alliance Bancorp	39,019	1,694,205
		35,642,126
Health Care—13.6%
Akebia Therapeutics, Inc.*	175,071	723,043
Alcon, Inc.*(a)	6,084	370,881
Anthem, Inc.†	8,534	2,231,812
Centene Corp.*(a)	21,015	979,719
Cigna Corp.†	19,623	3,021,353
CVS Health Corp.†	37,957	2,312,340
Exelixis, Inc.*†	95,212	1,889,958
Hanger, Inc.*	106,780	2,016,006
HCA Healthcare, Inc.†	24,891	2,991,898
Jazz Pharmaceuticals PLC*	14,631	1,874,963
Johnson & Johnson†	30,708	3,941,679
Kala Pharmaceuticals, Inc.*(a)	85,506	351,430
Medtronic PLC†	26,123	2,818,411
Novartis AG - SP ADR†	22,990	2,071,629
Pfizer, Inc.	77,351	2,749,828
Syneos Health, Inc.*(a)	23,594	1,239,393
UnitedHealth Group, Inc.†	13,471	3,152,214
		34,736,557

The accompanying notes are an integral part of the financial statements.

Annual Report 2019  |  43

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2019
BOSTON PARTNERS LONG/SHORT EQUITY FUND	Portfolio Of Investments (continued)

	NUMBER OF SHARES	VALUE
Real Estate Investment Trusts—2.8%
Industrial Logistics Properties Trust†	104,781	$2,241,265
Medical Properties Trust, Inc.	65,524	1,218,091
Newmark Group, Inc., Class A†	210,482	1,826,984
Piedmont Office Realty Trust, Inc., Class A(a)	88,504	1,747,069
Wheeler Real Estate Investment Trust, Inc.*(a)	121,569	181,138
		7,214,547
Technology—23.4%
Akamai Technologies, Inc.*	19,681	1,754,168
Baidu, Inc. - SP ADR*†	9,747	1,018,269
Booking Holdings, Inc.*(a)	1,429	2,810,000
CACI International, Inc., Class A*	11,750	2,611,908
Capgemini SE - ADR	67,146	1,613,921
CDW Corp.	16,832	1,944,096
Cognizant Technology Solutions Corp., Class A(a)†	31,944	1,961,042
Coherent, Inc.*(a)	10,696	1,550,492
Dolby Laboratories, Inc. Class A	23,700	1,458,972
EchoStar Corp., Class A*(a)	46,433	1,961,794
Euronet Worldwide, Inc.*	13,979	2,140,744
EVERTEC, Inc.†	68,747	2,396,520
Fabrinet*	31,909	1,611,085
Facebook, Inc., Class A*†	28,989	5,382,388
Fidelity National Information Services, Inc.	14,238	1,939,500
Fiserv, Inc.*†	15,284	1,634,471
Hollysys Automation Technologies, Ltd.	118,865	1,860,237
Infosys Ltd. - SP ADR(a)	166,844	1,917,038
Insight Enterprises, Inc.*(a)†	46,591	2,239,164
InterDigital Inc.	31,637	1,555,591
Model N, Inc.*	54,582	1,562,683
Net 1 UEPS Technologies, Inc.*	264,651	828,358
Nuance Communications, Inc.*†	126,312	2,123,305
Open Text Corp.	33,922	1,326,011
Rubicon Project Inc., (The)*	254,588	2,604,435
Sabre Corp.†	51,492	1,217,271
Sensata Technologies Holding PLC*	30,486	1,389,552
SINA Corp.*	15,101	621,708
SYNNEX Corp.†	17,635	1,477,989
Telefonaktiebolaget LM Ericsson - SP ADR(a)	185,964	1,457,958
YY, Inc. - ADR*(a)	25,786	1,473,670
Zebra Technologies Corp., Class A*†	11,840	2,427,555
		59,871,895
Transportation—2.1%
Forward Air Corp.	18,284	1,139,093
Golar LNG Partners LP	37,518	368,052
Hub Group, Inc., Class A*	26,904	1,158,486
Mesa Air Group, Inc.*	154,870	1,000,460
Overseas Shipholding Group, Inc., Class A*	364,539	594,199
Teekay LNG Partners LP	86,237	1,252,161
		5,512,451
	NUMBER OF SHARES	VALUE
Utilities—2.1%
Cheniere Energy, Inc.*(a)	14,116	$842,866
Enterprise Products Partners LP	58,481	1,667,293
MPLX LP	36,518	1,019,218
TerraForm Power, Inc., Class A	111,918	1,898,130
		5,427,507
TOTAL COMMON STOCKS (Cost $208,002,562)		253,345,975
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL—13.5%
Mount Vernon Liquid Assets Portfolio, LLC, 2.27%(b)	34,683,073	34,683,073
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL (Cost $34,683,073)		34,683,073
SHORT-TERM INVESTMENTS—1.1%
Morgan Stanley Institutional Liquidity Funds – Treasury Portfolio, Institutional Class, 1.95%(b)	2,791,849	2,791,849
TOTAL SHORT-TERM INVESTMENTS (Cost $2,791,849)		2,791,849
TOTAL LONG POSITIONS—113.6% (Cost $245,477,484)		290,820,897
SECURITIES SOLD SHORT—(55.1%)
COMMON STOCKS—(55.1%)
Basic Industries—(3.7%)
Ball Corp.	(21,741)	(1,748,194)
ChromaDex Corp.*	(128,789)	(503,565)
CryoPort, Inc.*	(77,377)	(1,683,723)
MAG Silver Corp.*	(115,133)	(1,467,946)
Mountain Province Diamonds, Inc.	(38,279)	(29,900)
Seabridge Gold, Inc.*	(93,265)	(1,471,722)
Tanzanian Gold Corp.*	(147,000)	(117,306)
Trex Co., Inc.*	(24,013)	(2,053,832)
Uranium Energy Corp.*	(372,786)	(349,263)
		(9,425,451)
Capital Goods—-(5.1%)
AAON, Inc.	(39,016)	(1,871,598)
Axon Enterprise, Inc.*	(29,829)	(1,788,845)
Blue Bird Corp.*	(95,028)	(1,733,311)
DynaMotive Energy Systems Corp.*‡	(72,185)	(7)
Kornit Digital Ltd.*	(78,269)	(2,207,968)
Kratos Defense & Security Solutions, Inc.*	(43,296)	(864,621)
Lindsay Corp.	(11,395)	(1,005,723)
Proto Labs, Inc.*	(11,427)	(1,082,594)
ShotSpotter, Inc.*	(34,221)	(931,838)
SiteOne Landscape Supply, Inc.*	(20,959)	(1,638,994)
		(13,125,499)
Communications—(2.0%)
CTC Communications Group, Inc.*‡	(98,900)	0
Netflix, Inc.*	(17,799)	(5,228,456)
		(5,228,456)

The accompanying notes are an integral part of the financial statements.

44  |  Annual Report 2019

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2019
BOSTON PARTNERS LONG/SHORT EQUITY FUND	Portfolio Of Investments (continued)

	NUMBER OF SHARES	VALUE
Consumer Durables—(2.5%)
Brunswick Corp.	(31,806)	$(1,482,160)
GoPro, Inc., Class A*	(292,414)	(1,131,642)
iRobot Corp.*	(14,719)	(909,781)
National Presto Industries, Inc.	(7,320)	(627,397)
Qsound Labs, Inc.*‡	(4,440)	0
Tesla Motors, Inc.*	(4,724)	(1,065,782)
Winnebago Industries, Inc.	(36,994)	(1,184,548)
		(6,401,310)
Consumer Non-Durables—(4.8%)
Amish Naturals, Inc.*‡	(25,959)	0
Beyond Meat, Inc.*	(5,172)	(866,982)
Canada Goose Holdings, Inc.*	(22,420)	(836,266)
Fitbit, Inc., Class A*	(351,074)	(1,084,819)
Freshpet, Inc.*	(33,445)	(1,641,481)
Johnson Outdoors, Inc., Class A	(15,890)	(889,840)
Lancaster Colony Corp.	(8,985)	(1,310,911)
Limoneira Co.	(59,523)	(1,080,938)
Marine Products Corp.	(27,427)	(414,971)
Mattel, Inc.*	(92,914)	(910,557)
MGP Ingredients, Inc.	(19,278)	(928,621)
Primo Water Corp.*	(114,152)	(1,396,079)
Valence Technology, Inc.*‡	(27,585)	(3)
Vince Holding Corp.*	(69,158)	(850,643)
		(12,212,111)
Consumer Services—(8.1%)
Brink’s Co. (The)	(21,761)	(1,637,515)
Carvana Co.*	(23,773)	(1,929,417)
Chuy’s Holdings, Inc.*	(62,174)	(1,577,354)
Corporate Resource Services, Inc.*	(218,896)	(98)
Dave & Buster’s Entertainment, Inc.	(31,453)	(1,354,052)
Domino’s Pizza, Inc.	(7,149)	(1,621,679)
eXp World Holdings, Inc.*	(107,970)	(939,339)
Fiesta Restaurant Group, Inc.*	(56,679)	(489,707)
GrubHub, Inc.*	(24,844)	(1,474,243)
Hibbett Sports, Inc.*	(42,930)	(710,062)
Lands’ End, Inc.*	(92,113)	(713,876)
Noodles & Co.*	(167,458)	(966,233)
Papa John’s International, Inc.	(24,663)	(1,227,231)
SeaWorld Entertainment, Inc.*	(68,688)	(1,992,639)
Shake Shack, Inc. Class A*	(16,908)	(1,676,597)
Sonic Automotive, Inc., Class A	(51,143)	(1,376,258)
Wayfair, Inc. Class A*	(8,524)	(960,996)
		(20,647,296)
Energy—0.0%
Beard Co.*	(9,710)	(9)
Finance—(4.0%)
Kinsale Capital Group, Inc.	(15,028)	(1,476,201)
KKR & Co., Inc., Class A	(38,992)	(1,007,553)
RLI Corp.	(14,076)	(1,288,939)
Siebert Financial Corp.	(70,866)	(777,400)
Trupanion, Inc.*	(65,198)	(1,570,620)
Westamerica Bancorporation	(25,062)	(1,544,070)
WillScot Corp.*	(125,645)	(1,752,748)
WisdomTree Investments, Inc.	(183,624)	(883,231)
		(10,300,762)
Health Care—(4.7%)
Align Technology, Inc.*	(10,727)	(1,964,221)
BodyTel Scientific, Inc.*‡	(4,840)	(1)
CareView Communications, Inc.*	(190,048)	(1,777)
	NUMBER OF SHARES	VALUE
Health Care—(continued)
Corbus Pharmaceuticals Holdings, Inc.*	(93,856)	$(486,174)
Endologix, Inc.*	(34,327)	(183,995)
Heska Corp.*	(26,032)	(1,827,186)
Natera, Inc.*	(44,727)	(1,473,755)
Nevro Corp.*	(14,761)	(1,235,939)
Quidel Corp.*	(24,029)	(1,515,028)
Tactile Systems Technology, Inc.*	(34,278)	(1,728,982)
ViewRay, Inc.*	(184,063)	(725,208)
ZIOPHARM Oncology, Inc.*	(164,405)	(820,381)
		(11,962,647)
Real Estate Investment Trusts—(1.3%)
Agree Realty Corp.	(22,961)	(1,714,957)
Redfin Corp.*	(97,563)	(1,647,839)
		(3,362,796)
Technology—(16.6%)
8x8, Inc.*	(93,445)	(2,271,648)
ANGI Homeservices, Inc., Class A*	(96,736)	(750,671)
ANTs Software, Inc.*‡	(10,334)	(1)
Applied Energetics, Inc.*	(333,673)	(79,247)
Benefitfocus, Inc.*	(27,653)	(722,296)
Blackbaud, Inc.	(9,827)	(893,962)
Box, Inc., Class A*	(77,523)	(1,134,162)
Calix, Inc.*	(164,228)	(987,010)
Capstone Turbine Corp.*	(26,386)	(17,256)
Cardlytics, Inc.*	(65,948)	(2,477,666)
Consygen, Inc.*‡	(200)	0
Cree, Inc.*	(35,619)	(1,529,124)
DocuSign, Inc.*	(27,853)	(1,300,457)
Ener1, Inc.*‡	(102,820)	(10)
FireEye, Inc.*	(134,917)	(1,811,935)
Glu Mobile, Inc.*	(121,955)	(541,480)
Impinj, Inc.*	(38,175)	(1,388,807)
Inovalon Holdings, Inc., Class A*	(86,698)	(1,466,930)
Inseego Corp.*	(382,918)	(1,700,156)
Instructure, Inc.*	(44,175)	(1,827,078)
Interliant, Inc.*‡	(600)	0
LivePerson, Inc.*	(31,938)	(1,269,216)
Nestor, Inc.*‡	(15,200)	(2)
NetScout Systems, Inc.*	(62,550)	(1,385,483)
New Relic, Inc.*	(22,417)	(1,285,391)
nLight, Inc.*	(68,622)	(886,596)
Plug Power, Inc.*	(561,127)	(1,217,646)
Proofpoint, Inc.*	(13,644)	(1,550,095)
PROS Holdings, Inc.*	(18,389)	(1,305,987)
Shopify, Inc., Class A*	(3,384)	(1,304,160)
Sonos, Inc.*	(100,289)	(1,456,196)
Spotify Technology SA*	(13,971)	(1,885,386)
Square, Inc., Class A*	(17,314)	(1,070,698)
SunPower Corp.*	(203,171)	(2,543,701)
Tiger Telematics, Inc.*‡	(6,510)	0
TrueCar, Inc.*	(216,573)	(857,629)
Tucows, Inc., Class A*	(24,063)	(1,214,219)
Uni-Pixel, Inc.*	(19,665)	(16)
Veeco Instruments, Inc.*	(77,312)	(715,909)
Vocera Communications, Inc.*	(50,387)	(1,156,382)
Worldgate Communications, Inc.*‡	(582,655)	(58)
Xybernaut Corp.*‡	(34,156)	0
Zscaler, Inc.*	(9,053)	(622,303)
		(42,626,969)

The accompanying notes are an integral part of the financial statements.

Annual Report 2019  |  45

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2019
BOSTON PARTNERS LONG/SHORT EQUITY FUND	Portfolio Of Investments (continued)

		NUMBER OF SHARES	VALUE
Transportation—(0.5%)
Saia, Inc.*		(14,102)	$(1,206,285)
Utilities—(1.8%)
Cadiz, Inc.*		(54,282)	(624,786)
California Water Service Group		(31,362)	(1,770,071)
MGE Energy, Inc.		(15,226)	(1,154,892)
PNM Resources, Inc.		(21,306)	(1,086,819)
			(4,636,568)
TOTAL COMMON STOCKS (Proceeds $(147,956,248))			(141,136,159)
TOTAL SECURITIES SOLD SHORT—(55.1%) (Proceeds $(147,956,248))			(141,136,159)

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT
OPTIONS WRITTEN ††—(0.3%)
Call Options Written—(0.0%)
Beyond Meat, Inc.
Expiration: 01/17/2020, Exercise Price: 200.00	(40)	(670,520)	(18,400)
Energous Corp.
Expiration: 01/17/2020, Exercise Price: 20.00	(623)	(226,772)	(3,115)
TOTAL CALL OPTIONS WRITTEN (Premiums received $(275,729))			(21,515)
Put Options Written—(0.3%)
Berkshire Hathaway, Inc., Class B
Expiration: 01/17/2020, Exercise Price: 185.00	(131)	(2,664,671)	(39,955)
Fluor Corp.
Expiration: 10/18/2019, Exercise Price: 30.00	(239)	(422,313)	(298,750)
Wells Fargo & Co.
Expiration: 06/19/2020, Exercise Price: 45.00	(774)	(3,604,518)	(282,510)
TOTAL PUT OPTIONS WRITTEN (Premiums received $(531,921))			(621,215)
TOTAL OPTIONS WRITTEN (Premiums received $(807,650))			(642,730)
OTHER ASSETS IN EXCESS OF LIABILITIES—41.8%			106,947,394
NET ASSETS—100.0%			$255,989,402

ADR	—	American Depositary Receipt
PLC	—	Public Limited Company
SP ADR	—	Sponsored American Depositary Receipt
*	—	Non-income producing.
(a)	—	All or a portion of the security is on loan. At August 31, 2019, the market value of securities on loan was $34,014,339.
(b)	—	Seven-day yield as of August 31, 2019.
†	—	Security position is either entirely or partially held in a segregated account as collateral for securities sold short.
#	—	Security segregated as collateral for options written.
††	—	Primary risk exposure is equity contracts.
‡	—	Security has been valued at fair market value using significant unobservable inputs as determined in good faith by or under the direction of The RBB Fund, Inc.’s Board of Directors. as of August 31, 2019, these securities amounted to $(82) or 0.0% of net assets.

Industry classifications may be different than those used for compliance monitoring purposes

The accompanying notes are an integral part of the financial statements.

46  |  Annual Report 2019

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2019
BOSTON PARTNERS LONG/SHORT EQUITY FUND	Portfolio Of Investments (concluded)

A summary of the inputs used to value the Fund’s investments carried at fair value as of August 31, 2019 is as follows (see Notes to Portfolio of Investments):

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE*
Common Stock
Basic Industries	$6,873,761	$6,873,761	$—	$—	$—
Capital Goods	15,530,710	15,530,710	—	—	—
Communications	12,986,723	12,986,723	—	—	—
Consumer Non-Durables	6,721,015	6,721,015	—	—	—
Consumer Services	40,625,423	40,625,423	—	—	—
Energy	22,203,260	22,203,260	—	—	—
Finance	35,642,126	35,642,126	—	—	—
Health Care	34,736,557	34,736,557	—	—	—
Real Estate Investment Trusts	7,214,547	7,214,547	—	—	—
Technology	59,871,895	59,871,895	—	—	—
Transportation	5,512,451	5,512,451	—	—	—
Utilities	5,427,507	5,427,507	—	—	—
Investments Purchased with Proceeds from Securities Lending Collateral	34,683,073	—	—	—	34,683,073
Short-Term Investments	2,791,849	2,791,849	—	—	—
Total Assets	$290,820,897	$256,137,824	$—	$—	$34,683,073

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE*
Securities Sold Short
Basic Industries	$(9,425,451)	$(9,425,451)	$—	$—	$—
Capital Goods	(13,125,499)	(13,125,492)	—	(7)	—
Communications	(5,228,456)	(5,228,456)	—	— **	—
Consumer Durables	(6,401,310)	(6,401,310)	—	— **	—
Consumer Non-Durables	(12,212,111)	(12,212,108)	—	(3)	—
Consumer Services	(20,647,296)	(20,647,198)	(98)	—	—
Energy	(9)	—	(9)	—	—
Finance	(10,300,762)	(10,300,762)	—	—	—
Health Care	(11,962,647)	(11,960,869)	(1,777)	(1)	—
Real Estate Investment Trusts	(3,362,796)	(3,362,796)	—	—	—
Technology	(42,626,969)	(42,626,898)	—	(71)	—
Transportation	(1,206,285)	(1,206,285)	—	—	—
Utilities	(4,636,568)	(4,636,568)	—	—	—
Options Written
Equity Contracts	(642,730)	(340,865)	(301,865)	—	—
Total Liabilities	$(141,778,889)	$(141,475,058)	$(303,749)	$(82)	$—

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy included to reconcile to the amounts presented in the Portfolio of Investments
**	Value equals zero as of the end of the reporting period.

The accompanying notes are an integral part of the financial statements.

Annual Report 2019  |  47

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2019
BOSTON PARTNERS LONG/SHORT RESEARCH FUND	Portfolio Of Investments

	NUMBER OF SHARES	VALUE
LONG POSITIONS—99.5%
COMMON STOCKS—99.1%
Basic Industries—4.7%
Avery Dennison Corp.	130,862	$15,123,721
Barrick Gold Corp.	1,289,949	24,999,212
Corteva, Inc.	409,419	12,004,165
DuPont de Nemours, Inc.	240,939	16,366,986
FMC Corp.	224,180	19,353,459
Graphic Packaging Holding Co.†	2,232,242	30,827,262
Mosaic Co., (The)†	964,237	17,732,319
Nutrien Ltd.†	330,128	16,625,246
		153,032,370
Capital Goods—-6.8%
AMETEK, Inc.†	312,971	26,893,598
Caterpillar, Inc.	122,123	14,532,637
Curtiss-Wright Corp.	34,452	4,225,193
Dover Corp.	226,654	21,246,546
Eagle Materials, Inc.	256,378	21,584,464
HD Supply Holdings, Inc.*	425,430	16,553,481
HeidelbergCement AG	91,273	6,338,403
ITT, Inc.	424,122	24,141,024
Leonardo SpA	548,009	6,733,616
Owens Corning	486,366	27,897,954
Parker-Hannifin Corp.†	67,423	11,176,711
Sandvik AB	1,004,670	14,430,226
Spirit AeroSystems Holdings, Inc. Class A	138,054	11,127,153
United Technologies Corp.†	126,705	16,502,059
		223,383,065
Communications—3.2%
Altice USA, Inc., Class A*	644,790	18,621,535
Comcast Corp., Class A†	1,178,357	52,154,081
Liberty Global PLC, Series C*	614,505	16,050,871
Verizon Communications, Inc.†	293,026	17,042,392
		103,868,879
Consumer Durables—3.4%
Berkeley Group Holdings Plc	270,175	12,903,519
Gentex Corp.	366,717	9,754,672
Lennar Corp., Class A	351,765	17,940,015
Persimmon PLC	1,540,580	35,771,573
Sony Corp.	456,300	25,991,965
Whirlpool Corp.	59,097	8,219,802
		110,581,546
Consumer Non-Durables—7.5%
Activision Blizzard, Inc.	188,664	9,546,398
Altria Group, Inc.†	441,884	19,328,006
Ambev SA - ADR	1,500,211	6,810,958
Coca-Cola European Partners PLC†	287,265	16,184,510
Danone SA	276,076	24,733,380
Electronic Arts, Inc.*	113,865	10,666,873
Imperial Brands PLC	320,751	8,311,617
Mondelez International, Inc., Class A	724,525	40,008,270
Nomad Foods Ltd.*†	1,136,154	22,893,503
PepsiCo, Inc.	169,078	23,118,035
Philip Morris International, Inc.	459,729	33,141,864
Tyson Foods, Inc., Class A	160,294	14,913,754
Unilever NV	256,043	15,897,710
		245,554,878
	NUMBER OF SHARES	VALUE
Consumer Service—11.5%
AutoZone, Inc.*	28,996	$31,944,603
CDK Global, Inc.†	792,963	34,224,283
Cineworld Group Plc	2,077,002	5,543,080
eBay, Inc.†	1,173,250	47,270,243
Expedia Group, Inc.	63,243	8,227,914
Fox Corp., Class A	999,531	33,154,443
GVC Holdings PLC	1,423,463	10,921,910
IAA, Inc.*	519,969	25,400,486
KAR Auction Services, Inc.	519,969	13,810,377
Las Vegas Sands Corp.	490,381	27,201,434
ManpowerGroup, Inc.	72,669	5,939,964
Melco Resorts & Entertainment Ltd. - ADR	826,218	17,185,334
Moody’s Corp.	48,863	10,533,886
Nexstar Media Group, Inc., Class A	288,220	28,502,076
S&P Global, Inc.	41,048	10,680,279
Stars Group, Inc. (The)*	381,392	5,793,344
Teleperformance	41,433	9,048,411
Tribune Media Co., Class A	295,988	13,787,121
Wyndham Destinations, Inc.	514,505	22,813,152
Wyndham Hotels & Resorts, Inc.	168,854	8,675,719
Zee Entertainment Enterprises Ltd.	889,097	4,642,561
		375,300,620
Energy—7.2%
Apergy Corp.*	411,970	10,702,981
Cactus, Inc., Class A*	326,370	8,312,644
Canadian Natural Resources Ltd.	249,096	5,953,394
Chevron Corp.†	97,439	11,470,519
Cimarex Energy Co.	192,537	8,236,733
ConocoPhillips	413,559	21,579,509
Diamondback Energy, Inc.	92,788	9,100,647
Enerplus Corp.	1,322,848	8,654,053
Kosmos Energy Ltd.	1,620,981	10,244,600
Marathon Oil Corp.	1,072,267	12,695,641
Marathon Petroleum Corp.	311,317	15,319,909
Noble Energy, Inc.	676,286	15,270,538
Pioneer Natural Resources Co.†	120,970	14,930,117
Royal Dutch Shell PLC, Class A	709,776	19,719,806
TOTAL SA, Class A - SP ADR	545,227	27,217,732
Tullow Oil Plc	2,541,397	6,350,434
Valero Energy Corp.	307,531	23,150,934
Vista Oil & Gas SAB de CV - ADR*	1,615,759	6,463,036
		235,373,227
Finance—19.9%
AIR LEASE Corp.	121,993	5,067,589
Alleghany Corp.*†	31,045	23,262,329
Allstate Corp., (The)†	278,782	28,544,489
American Express Co.	60,072	7,230,867
American International Group, Inc.	604,905	31,479,256
Ameriprise Financial, Inc.	138,469	17,859,732
Aon PLC†	90,359	17,606,451
Aviva PLC	2,230,514	9,629,424
Bank of America Corp.†	1,472,156	40,499,012
Bank of Ireland Group Plc	1,199,173	4,560,088
BB&T Corp.†	269,527	12,842,962
Berkshire Hathaway, Inc., Class B*†	159,863	32,517,733
Capital One Financial Corp.†	81,263	7,039,001
Chubb Ltd.†	177,518	27,742,513
Citigroup, Inc.†	657,040	42,280,524

The accompanying notes are an integral part of the financial statements.

48  |  Annual Report 2019

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2019
BOSTON PARTNERS LONG/SHORT RESEARCH FUND	Portfolio Of Investments (continued)

	NUMBER OF SHARES	VALUE
Finance—(continued)
Citizens Financial Group, Inc.†	124,011	$4,184,131
Discover Financial Services†	224,782	17,975,817
DNB ASA	451,324	7,270,952
E*TRADE Financial Corp.	484,005	20,202,369
East West Bancorp, Inc.	219,020	9,008,293
Everest Re Group Ltd.	65,518	15,454,386
Fifth Third Bancorp†	476,320	12,598,664
Goldman Sachs Group, Inc., (The)†	64,143	13,079,399
Huntington Bancshares, Inc.†	1,342,747	17,791,398
ING Groep NV	642,622	6,139,381
JPMorgan Chase & Co.†	387,388	42,558,446
KeyCorp	1,491,786	24,763,648
Marsh & McLennan Cos., Inc.	165,855	16,567,256
Morgan Stanley	152,723	6,336,477
Navient Corp.†	226,606	2,886,960
PNC Financial Services Group, Inc. (The)	80,961	10,438,302
Regions Financial Corp.	1,034,279	15,121,159
SLM Corp.	1,076,487	9,085,550
Sumitomo Mitsui Financial Group, Inc.	170,100	5,573,879
SunTrust Banks, Inc.	213,908	13,157,481
Synchrony Financial	362,930	11,631,906
TD Ameritrade Holding Corp.†	175,828	7,808,521
Travelers Cos., Inc., (The)†	109,250	16,055,380
United Overseas Bank Ltd.	429,700	7,716,097
Wells Fargo & Co.†	596,320	27,770,622
		649,338,444
Health Care—13.5%
AbbVie, Inc.†	237,002	15,580,511
AmerisourceBergen Corp.	111,446	9,168,662
Anthem, Inc.†	110,058	28,782,368
Avantor, Inc.*	1,196,469	20,938,208
Biogen, Inc.*	80,041	17,589,010
Cigna Corp.†	228,580	35,194,463
CVS Health Corp.†	367,857	22,409,848
Humana, Inc.	52,874	14,974,446
ICON PLC*	108,885	16,788,978
IQVIA Holdings, Inc.*	91,334	14,170,470
Jazz Pharmaceuticals PLC*	122,609	15,712,343
Johnson & Johnson†	325,826	41,823,025
Laboratory Corp. of America Holdings*	70,055	11,738,416
McKesson Corp.	89,412	12,362,997
Medtronic PLC	235,447	25,402,377
Merck & Co., Inc.	268,602	23,226,015
Molina Healthcare, Inc.*	67,976	8,855,913
Novartis AG - SP ADR	116,719	10,517,549
Novo Nordisk A/S, Class B	321,626	16,757,480
Pfizer, Inc.†	456,826	16,240,164
Quest Diagnostics, Inc.	47,507	4,863,292
Syneos Health, Inc.*	401,200	21,075,036
UnitedHealth Group, Inc.	126,313	29,557,242
Universal Health Services, Inc., Class B	47,396	6,852,514
		440,581,327
Real Estate Investment Trusts—0.2%
Retail Properties of America, Inc., Class A	688,683	7,823,439
	NUMBER OF SHARES	VALUE
Technology—17.2%
Alphabet, Inc., Class A*†	49,693	$59,161,007
Alphabet, Inc., Class C*	10,701	12,713,858
Amdocs Ltd.†	168,317	10,896,842
Arrow Electronics, Inc.*†	371,768	25,726,345
Avnet, Inc.	486,725	20,388,910
Booking Holdings, Inc.*	7,636	15,015,507
Broadcom, Inc.	62,134	17,561,554
Capgemini SA	250,174	30,017,649
CDW Corp.†	204,428	23,611,434
Change Healthcare, Inc.*	1,101,202	15,449,864
Cisco Systems, Inc.†	655,263	30,672,861
DXC Technology Co.†	509,962	16,940,938
Eaton Corp. PLC†	400,294	32,311,732
Flex Ltd.*†	2,059,420	19,832,215
Hewlett Packard Enterprise Co.†	1,593,082	22,016,393
HP, Inc.†	719,209	13,154,333
Jabil, Inc.†	261,388	7,530,588
KLA-Tencor Corp.	201,174	29,753,635
Leidos Holdings, Inc.†	223,309	19,508,274
Marvell Technology Group Ltd.†	370,400	8,878,488
Microsoft Corp.†	378,671	52,203,584
Oracle Corp.†	527,329	27,452,748
Qorvo, Inc.*	87,072	6,219,553
Samsung Electronics Co., Ltd.	832,180	30,298,825
Science Applications International Corp.	175,134	15,413,543
Xerox Holdings Corp.	1,323	38,354
		562,769,034
Transportation—3.8%
AP Moller - Maersk A/S, Class B	7,546	8,036,639
CH Robinson Worldwide, Inc.	207,375	17,521,114
Kansas City Southern	296,193	37,261,080
Union Pacific Corp.	214,771	34,784,311
United Parcel Service, Inc., Class B	232,329	27,568,159
		125,171,303
Utilities—0.2%
Vistra Energy Corp.	243,201	6,067,865
TOTAL COMMON STOCKS (Cost $2,681,582,851)		3,238,845,997
WARRANTS—0.0%
Energy—0.0%
Vista Oil & Gas SAB de CV *‡	1,204,819	285,552
TOTAL WARRANTS (Cost $0)		285,552
SHORT-TERM INVESTMENTS—0.4%
Morgan Stanley Institutional Liquidity Funds – Treasury Portfolio, Institutional Class, 1.95%(a)	12,689,655	12,689,655
TOTAL SHORT-TERM INVESTMENTS (Cost $12,689,655)		12,689,655
TOTAL LONG POSITIONS—99.5% (Cost $2,694,272,506)		3,251,821,204

The accompanying notes are an integral part of the financial statements.

Annual Report 2019  |  49

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2019
BOSTON PARTNERS LONG/SHORT RESEARCH FUND	Portfolio Of Investments (continued)

	NUMBER OF SHARES	VALUE
SECURITIES SOLD SHORT—(47.5%)
COMMON STOCKS—(47.5%)
Basic Industries—(5.9%)
Balchem Corp.	(82,251)	$(7,303,066)
Ball Corp.	(117,144)	(9,419,549)
Compass Minerals International, Inc.	(257,735)	(12,817,162)
Croda International Plc	(201,702)	(11,579,191)
Fortescue Metals Group Ltd.	(2,774,799)	(14,970,572)
Gerdau SA - SP ADR	(1,880,107)	(5,734,326)
Greif, Inc., Class A	(392,870)	(13,825,095)
Mitsubishi Chemical Holdings Corp.	(937,600)	(6,426,717)
Mitsui Chemicals, Inc.	(469,300)	(10,012,103)
Nucor Corp.	(132,705)	(6,499,891)
Quaker Chemical Corp.	(98,275)	(15,611,967)
RPM International, Inc.	(186,307)	(12,607,395)
Sonoco Products Co.	(73,672)	(4,214,038)
Trex Co., Inc.*	(292,187)	(24,990,754)
Umicore SA	(306,195)	(9,754,498)
United States Steel Corp.	(498,353)	(5,516,768)
US Silica Holdings, Inc.	(809,839)	(8,236,063)
Whitehaven Coal Ltd.	(4,251,725)	(9,819,389)
Yara International ASA	(75,356)	(3,265,525)
		(192,604,069)
Capital Goods—(4.3%)
AAON, Inc.	(262,602)	(12,597,018)
AO Smith Corp.	(321,193)	(14,941,898)
Axon Enterprise, Inc.*	(158,538)	(9,507,524)
Cornerstone Building Brands, Inc.*	(340,782)	(1,598,268)
Cubic Corp.	(298,674)	(20,689,148)
Elbit Systems Ltd.	(110,148)	(17,006,696)
GCP Applied Technologies, Inc.*	(490,805)	(8,613,628)
John Bean Technologies Corp.	(111,369)	(11,395,276)
MISUMI Group, Inc.	(299,500)	(6,773,976)
Trinity Industries, Inc.	(607,611)	(10,614,964)
Triumph Group, Inc.	(925,497)	(19,231,828)
Yaskawa Electric Corp.	(202,800)	(6,793,862)
		(139,764,086)
Communications—(0.3%)
Cogent Communications Holdings, Inc.	(164,696)	(10,028,339)
Consumer Durables—(1.4%)
Leggett & Platt, Inc.	(110,894)	(4,124,148)
NIO, Inc. - ADR*	(3,605,358)	(10,311,324)
Tesla Motors, Inc.*	(57,009)	(12,861,800)
Xinyi Glass Holdings Ltd.	(17,896,000)	(17,770,093)
		(45,067,365)
Consumer Non-Durables—(3.4%)
B&G Foods, Inc.	(215,651)	(3,650,971)
Cal-Maine Foods, Inc.	(264,420)	(10,719,587)
China Resources Beer Holdings Co., Ltd.	(1,770,000)	(10,019,035)
Hain Celestial Group Inc., (The)*	(367,149)	(6,994,188)
Hormel Foods Corp.	(210,135)	(8,953,852)
International Flavors & Fragrances, Inc.	(112,654)	(12,363,777)
Kikkoman Corp.	(172,700)	(7,762,358)
Mattel, Inc.*	(637,496)	(6,247,461)
MGP Ingredients, Inc.	(127,290)	(6,131,559)
National Beverage Corp.	(210,695)	(8,617,426)
	NUMBER OF SHARES	VALUE
Consumer Non-Durables—(continued)
Remy Cointreau SA	(48,697)	$(7,355,440)
Treasury Wine Estates Ltd.	(1,076,400)	(13,565,245)
Under Armour, Inc., Class A*	(541,576)	(10,078,729)
		(112,459,628)
Consumer Services—(6.7%)
Carvana Co.*	(314,282)	(25,507,127)
Casey’s General Stores, Inc	(68,481)	(11,494,536)
Choice Hotels International, Inc.	(144,294)	(13,127,868)
Cimpress NV*	(82,617)	(9,475,344)
Cracker Barrel Old Country Store, Inc.	(59,140)	(9,781,756)
Dunkin’ Brands Group, Inc.	(105,177)	(8,670,792)
GrubHub, Inc.*	(150,490)	(8,930,077)
Hertz Global Holdings, Inc.*	(861,247)	(10,429,701)
Lions Gate Entertainment Corp., Class A	(334,146)	(3,017,338)
Meredith Corp.	(228,877)	(10,020,235)
Monro Muffler Brake, Inc.	(245,492)	(19,079,638)
Norwegian Cruise Line Holdings Ltd.*	(213,564)	(10,838,373)
Pearson PLC	(944,508)	(9,572,569)
Shake Shack, Inc. Class A*	(198,158)	(19,649,347)
Stitch Fix, Inc., Class A*	(318,785)	(6,076,042)
Texas Roadhouse, Inc.	(127,551)	(6,563,775)
Tiffany & Co.	(86,459)	(7,337,775)
Vail Resorts, Inc.	(59,849)	(14,141,122)
Wayfair, Inc. Class A*	(89,218)	(10,058,437)
World Wrestling Entertainment, Inc., Class A	(95,763)	(6,840,351)
		(220,612,203)
Energy—(1.7%)
Apache Corp.	(246,553)	(5,318,148)
CNX Resources Corp.*	(1,021,784)	(8,143,618)
Devon Energy Corp.	(378,780)	(8,329,372)
EQT Corp.	(599,623)	(6,098,166)
Matador Resources Co.*	(476,944)	(7,464,174)
Occidental Petroleum Corp	(170,447)	(7,411,036)
Woodside Petroleum Ltd.	(585,706)	(12,650,847)
		(55,415,361)
Finance—(9.6%)
Ares Management Corp., Class A	(226,937)	(6,603,867)
Bank of East Asia Ltd., (The)	(1,757,615)	(4,437,269)
Bank of Hawaii Corp.	(78,807)	(6,515,763)
Bankinter SA	(789,259)	(4,599,218)
Canadian Western Bank	(382,668)	(9,128,388)
China International Capital Corp., Ltd., Class H	(2,676,400)	(4,615,186)
CNO Financial Group, Inc.	(396,522)	(5,741,639)
Commonwealth Bank of Australia	(156,443)	(8,321,079)
Community Bank System, Inc	(302,163)	(18,428,921)
Credit Suisse Group AG*	(1,106,521)	(12,946,468)
Cullen/Frost Bankers, Inc.	(54,619)	(4,533,923)
CVB Financial Corp.	(616,793)	(12,687,432)
CYBG Plc	(666,241)	(1,150,049)
FGL Holdings	(1,130,661)	(9,022,675)
First Financial Bankshares, Inc	(921,685)	(28,221,995)
First Republic Bank	(123,929)	(11,118,910)
Focus Financial Partners, Inc., Class A*	(416,180)	(8,540,014)

The accompanying notes are an integral part of the financial statements.

50  |  Annual Report 2019

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2019
BOSTON PARTNERS LONG/SHORT RESEARCH FUND	Portfolio Of Investments (continued)

	NUMBER OF SHARES	VALUE
Finance—(continued)
Glacier Bancorp, Inc.	(383,026)	$(15,202,302)
Hiscox Ltd.	(410,658)	(7,745,243)
Independent Bank Corp.	(105,984)	(7,165,578)
KKR & Co., Inc., Class A	(518,204)	(13,390,391)
LendingClub Corp.*	(340,824)	(4,461,381)
M&T Bank Corp.	(29,449)	(4,305,738)
MarketAxess Holdings, Inc.	(11,512)	(4,577,401)
New York Community Bancorp, Inc.	(400,940)	(4,626,848)
Prosperity Bancshares, Inc	(169,318)	(10,992,125)
RLI Corp.	(142,505)	(13,049,183)
Standard Chartered PLC	(585,716)	(4,451,015)
Trustmark Corp.	(428,611)	(14,007,007)
UMB Financial Corp.	(80,501)	(5,016,822)
United Bankshares, Inc.	(324,909)	(11,982,644)
Voya Financial, Inc.	(96,892)	(4,778,713)
Westamerica Bancorporation	(359,882)	(22,172,330)
WisdomTree Investments, Inc.	(1,675,491)	(8,059,112)
		(312,596,629)
Health Care—(3.0%)
ABIOMED, Inc.*	(37,864)	(7,310,402)
Align Technology, Inc.*	(19,836)	(3,632,170)
Allogene Therapeutics, Inc.*	(263,035)	(7,162,443)
GW Pharmaceuticals PLC - ADR*	(47,837)	(6,812,467)
Healthcare Services Group, Inc.	(273,597)	(6,169,612)
Moderna, Inc.*	(511,961)	(8,053,147)
Nevro Corp.*	(253,720)	(21,243,976)
Select Medical Holdings Corp.*	(539,401)	(8,749,084)
Stericycle, Inc.*	(280,974)	(12,612,923)
Teladoc Health, Inc.*	(150,045)	(8,684,605)
Tivity Health, Inc.*	(444,863)	(8,123,198)
		(98,554,027)
Real Estate Investment Trusts—(1.0%)
Iron Mountain, Inc.	(287,949)	(9,171,176)
Public Storage	(53,871)	(14,261,808)
Redfin Corp.*	(479,497)	(8,098,704)
		(31,531,688)
Technology—(9.6%)
Appian Corp.*	(289,282)	(17,203,601)
Avalara, Inc.*	(160,329)	(13,522,148)
Blackbaud, Inc.	(130,100)	(11,835,197)
Cognex Corp.	(266,077)	(11,994,751)
Cree, Inc.*	(290,810)	(12,484,473)
Guidewire Software, Inc.*	(146,099)	(14,051,802)
HubSpot, Inc.*	(63,775)	(12,734,592)
Inovalon Holdings, Inc., Class A*	(860,044)	(14,551,945)
Instructure, Inc.*	(296,372)	(12,257,946)
	NUMBER OF SHARES	VALUE
Technology—(continued)
Knowles Corp.*	(1,168,279)	$(23,692,698)
LiveRamp Holdings, Inc.*	(129,659)	(5,492,355)
Livongo Health, Inc.*	(210,084)	(6,436,974)
Manhattan Associates, Inc.*	(285,817)	(23,617,059)
Medallia, Inc.*	(160,197)	(5,706,217)
MercadoLibre, Inc.*	(11,726)	(6,972,280)
MongoDB, Inc.*	(67,461)	(10,274,985)
National Instruments Corp	(321,326)	(13,495,692)
Nidec Corp.	(109,500)	(14,248,664)
Plantronics, Inc.	(123,498)	(3,837,083)
PTC, Inc.*	(143,493)	(9,394,487)
Shopify, Inc., Class A*	(56,247)	(21,677,031)
Tabula Rasa HealthCare, Inc.*	(199,911)	(11,354,945)
Tokai Carbon Co., Ltd.	(849,700)	(8,114,480)
Universal Display Corp.	(62,317)	(12,804,274)
Xilinx, Inc.	(85,508)	(8,897,962)
Zillow Group, Inc., Class C*	(191,015)	(6,576,647)
		(313,230,288)
Transportation—(0.6%)
American Airlines Group, Inc.	(207,430)	(5,457,483)
XPO Logistics, Inc.*	(212,668)	(15,069,655)
		(20,527,138)
TOTAL COMMON STOCKS (Proceeds $(1,474,380,483))		(1,552,390,821)
TOTAL SECURITIES SOLD SHORT—(47.5%) (Proceeds $(1,474,380,483))		(1,552,390,821)
OTHER ASSETS IN EXCESS OF LIABILITIES—48.0%		1,567,871,079
NET ASSETS—100.0%		$3,267,301,462

ADR	—	American Depositary Receipt
PLC	—	Public Limited Company
SP ADR	—	Sponsored American Depositary Receipt
*	—	Non-income producing.
(a)	—	Seven-day yield as of August, 2019.
†	—	Security position is either entirely or partially held in a segregated account as collateral for securities sold short.
‡	—	Security has been valued at fair market value using significant unobservable inputs as determined in good faith by or under the direction of The RBB Fund, Inc.’s Board of Directors. As of August 31, 2019, these securities amounted to $285,552 or 0.0% of net assets.

Industry classifications may be different than those used for compliance monitoring purposes

The accompanying notes are an integral part of the financial statements.

Annual Report 2019  |  51

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2019
BOSTON PARTNERS LONG/SHORT RESEARCH FUND	Portfolio Of Investments (continued)

Contracts For Difference held by the Fund at August 31, 2019, are as follows:

REFERENCE COMPANY	COUNTERPARTY	EXPIRATION DATE	FINANCING RATE	PAYMENT FREQUENCY	NUMBER OF CONTRACTS LONG/ (SHORT)	NOTIONAL AMOUNT	UNREALIZED APPRECIATION (DEPRECIATION)
Long
China
Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., Class A	Goldman Sachs	9/15/2020	2.17%	Monthly	244,100	$3,824,767	$113,945
Total Long						3,824,767	113,945
Short
Brazil
Raia Drogasil SA	Goldman Sachs	9/15/2020	2.12	Monthly	(455,400)	$(10,175,842)	$(51,982)
China
Semiconductor Manufacturing	Goldman Sachs	12/31/2020	1.00	Monthly	(19,013,600)	(20,850,407)	69,710
Indonesia
Unilever Indonesia TBK PT	Macquarie	9/18/2019	2.09	Monthly	(2,432,800)	(8,370,803)	(666,522)
South Korea
Amorepacific Corp.	Macquarie	9/18/2019	2.09	Monthly	(63,347)	(6,813,388)	(98,449)
Celltrion Inc.	Goldman Sachs	9/15/2020	2.12	Monthly	(100,694)	(13,097,186)	(174,783)
Celltrion Health	Macquarie	9/18/2019	2.09	Monthly	(173,949)	(6,405,699)	(406,866)
Oil Corp.	Macquarie	9/15/2020	2.09	Monthly	(142,657)	(11,416,828)	(595,074)
Samsung Biologics	Macquarie	9/15/2020	2.09	Monthly	(30,499)	(6,787,949)	370,784
Sillajen, Inc.	Goldman Sachs	9/15/2020	0.43	Monthly	(625,448)	(5,437,648)	198,631
SK Innivation Co. Ltd.	Macquarie	9/18/2019	2.09	Monthly	(73,773)	(10,070,574)	(244,728)
						(60,029,272)	(950,485)
Taiwan
AU Optronics Corp.	Goldman Sachs	9/15/2020	2.12	Monthly	(50,614,000)	(13,182,827)	(757,885)
Eclat Textile Co., Ltd.	Macquarie	9/18/2019	2.09	Monthly	(869,000)	(10,604,390)	(207,416)
						(23,787,217)	(965,301)
Total Short						(123,213,541)	(2,564,580)
Net unrealized gain/(loss) on Contracts For Difference							$(2,450,635

The accompanying notes are an integral part of the financial statements.

52  |  Annual Report 2019

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2019
BOSTON PARTNERS LONG/SHORT RESEARCH FUND	Portfolio Of Investments (unaudited) (concluded)

A summary of the inputs used to value the Fund’s investments carried at fair value as of August 31, 2019 is as follows (see Notes to Portfolio of Investments):

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Common Stock
Basic Industries	$153,032,370	$153,032,370	$—	$—
Capital Goods	223,383,065	195,880,820	27,502,245	—
Communications	103,868,879	103,868,879	—	—
Consumer Durables	110,581,546	35,914,489	74,667,057	—
Consumer Non-Durables	245,554,878	212,509,881	33,044,997	—
Consumer Services	375,300,620	345,144,658	30,155,962	—
Energy	235,373,227	209,302,987	26,070,240	—
Finance	649,338,444	608,448,623	40,889,821	—
Health Care	440,581,327	423,823,847	16,757,480	—
Real Estate Investment Trusts	7,823,439	7,823,439	—	—
Technology	562,769,034	502,452,560	60,316,474	—
Transportation	125,171,303	117,134,664	8,036,639	—
Utilities	6,067,865	6,067,865	—	—
Warrants	285,552	—	—	285,552
Short-Term Investments	12,689,655	12,689,655	—	—
Contracts For Difference
Equity Contracts	753,070	—	753,070	—
Total Assets	$3,252,574,274	$2,934,094,737	$318,193,985	$285,552

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Securities Sold Short
Basic Industries	$(192,604,069)	$(126,776,074)	$(65,827,995)	$—
Capital Goods	(139,764,086)	(109,189,552)	(30,574,534)	—
Communications	(10,028,339)	(10,028,339)	—	—
Consumer Durables	(45,067,365)	(27,297,272)	(17,770,093)	—
Consumer Non-Durables	(112,459,628)	(73,757,550)	(38,702,078)	—
Consumer Services	(220,612,203)	(211,039,634)	(9,572,569)	—
Energy	(55,415,361)	(42,764,514)	(12,650,847)	—
Finance	(312,596,629)	(264,331,102)	(48,265,527)	—
Health Care	(98,554,027)	(98,554,027)	—	—
Real Estate Investment Trusts	(31,531,688)	(31,531,688)	—	—
Technology	(313,230,288)	(290,867,144)	(22,363,144)	—
Transportation	(20,527,138)	(20,527,138)	—	—
Contracts For Difference
Equity Contracts	(3,203,705)	(51,982)	(3,151,723)	—
Total Liabilities	$(1,555,594,526)	$(1,306,716,016)	$(248,878,510)	$—

The accompanying notes are an integral part of the financial statements.

Annual Report 2019  |  53

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2019
BOSTON PARTNERS ALL-CAP VALUE FUND	Portfolio Of Investments

	NUMBER OF SHARES	VALUE
COMMON STOCKS—96.5%
Basic Industries—3.2%
Avery Dennison Corp.	55,275	$6,388,132
Corteva, Inc.	345,095	10,118,185
DuPont de Nemours, Inc.	164,661	11,185,422
FMC Corp.	112,612	9,721,794
Graphic Packaging Holding Co.(a)	1,159,000	16,005,790
Mosaic Co., (The)(a)	401,725	7,387,723
		60,807,046
Capital Goods—6.2%
AMETEK, Inc.	74,866	6,433,235
Caterpillar, Inc.	74,052	8,812,188
Cemex SAB de CV - SP ADR(a)	1,006,842	3,775,658
CRH PLC - SP ADR(a)	283,358	9,526,496
Dover Corp.(a)	140,410	13,162,033
General Dynamics Corp.	72,954	13,953,912
Masco Corp.	152,239	6,200,695
Owens Corning	151,586	8,694,973
PACCAR, Inc.(a)	142,235	9,324,927
Spirit AeroSystems Holdings, Inc. Class A	66,377	5,349,986
Trinseo SA	98,876	3,469,559
United Technologies Corp.	107,614	14,015,647
WESCO International, Inc.*	181,086	8,163,357
World Fuel Services Corp.(a)	166,680	6,400,512
		117,283,178
Communications—0.6%
Comcast Corp., Class A	243,012	10,755,711
Consumer Durables—1.8%
Fiat Chrysler Automobiles NV	261,515	3,436,307
Lear Corp.	69,214	7,769,964
Sony Corp. - SP ADR(a)	414,852	23,609,227
		34,815,498
Consumer Non-Durables—3.6%
Activision Blizzard, Inc.	205,406	10,393,544
Altria Group, Inc.	169,559	7,416,511
Ambev SA - ADR	1,830,869	8,312,145
PepsiCo, Inc.	232,250	31,755,542
Philip Morris International, Inc.	126,832	9,143,319
		67,021,061
Consumer Services—7.6%
Dick’s Sporting Goods, Inc.(a)	282,411	9,613,270
Dollar Tree, Inc.*	72,047	7,314,932
eBay, Inc.	442,246	17,818,091
Foot Locker, Inc.(a)	95,120	3,442,393
Fox Corp., Class A(a)	493,868	16,381,601
Huron Consulting Group, Inc.*	106,309	6,507,174
IAA, Inc.*	100,020	4,885,977
Interpublic Group of Cos., Inc., (The)(a)	658,124	13,083,505
KAR Auction Services, Inc.(a)	100,019	2,656,505
Las Vegas Sands Corp.	99,278	5,506,951
Lowe’s Cos., Inc.	146,636	16,452,559
ManpowerGroup, Inc.	100,654	8,227,458
Melco Resorts & Entertainment Ltd. - ADR	282,165	5,869,032
Omnicom Group, Inc.(a)	86,814	6,603,073
Robert Half International, Inc.(a)	97,127	5,193,381
Target Corp.	76,270	8,163,941
Wyndham Destinations, Inc.	127,314	5,645,103
		143,364,946
	NUMBER OF SHARES	VALUE
Energy—3.9%
Apergy Corp.*(a)	189,617	$4,926,250
Canadian Natural Resources Ltd.	347,301	8,300,494
Cimarex Energy Co.(a)	222,807	9,531,683
Diamondback Energy, Inc.(a)	137,357	13,471,974
Marathon Oil Corp.	1,086,569	12,864,977
Marathon Petroleum Corp.	187,670	9,235,241
Phillips 66	97,539	9,620,272
Pioneer Natural Resources Co.	37,379	4,613,316
		72,564,207
Finance—28.9%
Aflac, Inc.	173,896	8,726,101
AIR LEASE Corp.(a)	330,406	13,725,065
Alleghany Corp.*	30,806	23,083,244
Allstate Corp., (The)	218,846	22,407,642
American International Group, Inc.	686,510	35,725,980
Aon PLC	56,112	10,933,423
Bank of America Corp.	1,443,377	39,707,301
BB&T Corp.(a)	440,915	21,009,600
Capital One Financial Corp.	175,658	15,215,496
Charles Schwab Corp., (The)	238,210	9,116,297
Chubb Ltd.	193,333	30,214,081
Citigroup, Inc.	540,382	34,773,582
Discover Financial Services	146,470	11,713,206
Fifth Third Bancorp	323,750	8,563,187
Globe Life, Inc.	66,455	5,931,773
Goldman Sachs Group, Inc., (The)(a)	78,247	15,955,346
Huntington Bancshares, Inc.(a)	1,027,220	13,610,665
JPMorgan Chase & Co.	342,725	37,651,769
KeyCorp	1,518,336	25,204,378
Loews Corp.	414,577	19,928,716
MetLife, Inc.	326,809	14,477,639
Prudential Financial, Inc.	174,738	13,994,766
Raymond James Financial, Inc.	129,021	10,129,439
Renaissance Holdings Ltd.	74,855	13,515,070
State Street Corp.	84,890	4,355,706
Synchrony Financial	322,887	10,348,528
TD Ameritrade Holding Corp.(a)	147,896	6,568,061
Travelers Cos., Inc., (The)(a)	106,282	15,619,203
Wells Fargo & Co.	527,522	24,566,700
White Mountains Insurance Group Ltd.	19,980	21,192,786
WR Berkley Corp.	77,087	5,492,449
		543,457,199
Health Care—22.8%
Abbott Laboratories	329,815	28,139,816
Alcon, Inc.*(a)	59,869	3,649,614
Allergan PLC	82,779	13,221,462
AmerisourceBergen Corp.	103,489	8,514,040
Anthem, Inc.	81,872	21,411,165
Avantor, Inc.*	474,401	8,302,018
Biogen, Inc.*	42,172	9,267,297
Centene Corp.*(a)	403,878	18,828,792
Cigna Corp.	60,270	9,279,772
Gilead Sciences, Inc.	379,428	24,108,855
GlaxoSmithKline PLC - SP ADR	242,473	10,082,027
Henry Schein, Inc.*(a)	90,626	5,584,374
Jazz Pharmaceuticals PLC*	66,259	8,491,091
Johnson & Johnson	250,191	32,114,517
Laboratory Corp. of America Holdings*	109,310	18,315,984
McKesson Corp.	156,220	21,600,539

The accompanying notes are an integral part of the financial statements.

54  |  Annual Report 2019

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2019
BOSTON PARTNERS ALL-CAP VALUE FUND	Portfolio Of Investments (continued)

	NUMBER OF SHARES	VALUE
Health Care—(continued)
Medtronic PLC	347,915	$37,536,549
Merck & Co., Inc.	535,521	46,306,501
Novartis AG - SP ADR	299,344	26,973,888
Pfizer, Inc.	808,171	28,730,479
Roche Holding AG-SP ADR	294,524	10,066,830
UnitedHealth Group, Inc.	88,927	20,808,918
Zimmer Biomet Holdings, Inc.	124,354	17,310,077
		428,644,605
Technology—16.4%
Alliance Data Systems Corp.	87,853	10,801,526
Alphabet, Inc., Class A*	12,714	15,136,398
Amdocs Ltd.	99,109	6,416,317
Arrow Electronics, Inc.*(a)	119,841	8,292,997
Belden, Inc.(a)	100,818	4,598,309
Booking Holdings, Inc.*(a)	5,458	10,732,666
Cisco Systems, Inc.	677,577	31,717,379
DXC Technology Co.	182,966	6,078,131
Eaton Corp. PLC(a)	194,476	15,698,103
EnerSys	92,618	5,186,608
Facebook, Inc., Class A*	87,773	16,296,813
Fidelity National Information Services, Inc.	57,128	7,781,976
Fiserv, Inc.*	94,841	10,142,297
Flex Ltd.*	766,635	7,382,695
Fortive Corp.(a)	73,796	5,232,136
Hewlett Packard Enterprise Co.	1,103,627	15,252,125
HP, Inc.	835,693	15,284,825
Jabil, Inc.	412,248	11,876,865
Leidos Holdings, Inc.	90,316	7,890,006
Microsoft Corp.	188,249	25,952,007
Momo, Inc. - SP ADR(a)	226,141	8,317,466
NetEase, Inc. - ADR	26,052	6,643,260
Oracle Corp.	192,694	10,031,650
Qorvo, Inc.*	274,553	19,611,321
Symantec Corp.	241,961	5,625,593
TE Connectivity Ltd.(a)	226,874	20,695,446
		308,674,915
Transportation—1.0%
CH Robinson Worldwide, Inc.(a)	71,276	6,022,109
Delta Air Lines, Inc.(a)	222,548	12,876,627
		18,898,736
Utilities—0.5%
Vistra Energy Corp.(a)	384,516	9,593,673
TOTAL COMMON STOCKS (Cost $1,449,696,606)		1,815,880,775
	NUMBER OF SHARES	VALUE
RIGHTS—0.0%
Technology—0.0%
CVR Banctec Inc. - Escrow Shares*‡	14,327	$0
TOTAL RIGHTS (Cost $0)		0
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL—16.1%
Mount Vernon Liquid Assets Portfolio, LLC, 2.27%(b)	303,800,656	303,800,656
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL (Cost $303,800,656)		303,800,656
SHORT-TERM INVESTMENTS—2.3%
Morgan Stanley Institutional Liquidity Funds – Treasury Portfolio, Institutional Class, 1.95%(b)	42,544,557	42,544,557
TOTAL SHORT-TERM INVESTMENTS (Cost $42,544,557)		42,544,557
TOTAL INVESTMENTS—114.9% (Cost $1,796,041,819)		2,162,225,988
LIABILITIES IN EXCESS OF OTHER ASSETS—(14.9)%		(280,034,443)
NET ASSETS—100.0%		$1,882,191,545

ADR	—	American Depositary Receipt
PLC	—	Public Limited Company
SP ADR	—	Sponsored American Depositary Receipt
*	—	Non-income producing.
(a)	—	All or a portion of the security is on loan. At August 31, 2019, the market value of securities on loan was $298,505,854.
(b)	—	Seven-day yield as of August 31, 2019.
‡	—	Security has been valued at fair market value using significant unobservable inputs as determined in good faith by or under the direction of The RBB fund, Inc.’s Board of Directors. as of August 31, 2019, these securities amounted to $0 or 0.0% of net assets.

Industry classifications may be different than those used for compliance monitoring purposes

The accompanying notes are an integral part of the financial statements.

Annual Report 2019  |  55

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2019
BOSTON PARTNERS ALL-CAP VALUE FUND	Portfolio Of Investments (concluded)

A summary of the inputs used to value the Fund’s investments carried at fair value as of August 31, 2019 is as follows (see Notes to Portfolio of Investments):

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3		INVESTMENTS MEASURED AT NET ASSET VALUE*
Common Stock
Basic Industries	$60,807,046	$60,807,046	$—	$—		$—
Capital Goods	117,283,178	117,283,178	—	—		—
Communications	10,755,711	10,755,711	—	—		—
Consumer Durables	34,815,498	34,815,498	—	—		—
Consumer Non-Durables	67,021,061	67,021,061	—	—		—
Consumer Services	143,364,946	143,364,946	—	—
Energy	72,564,207	72,564,207	—	—		—
Finance	543,457,199	543,457,199	—	—		—
Health Care	428,644,605	428,644,605	—	—		—
Technology	308,674,915	308,674,915	—	—		—
Transportation	18,898,736	18,898,736	—	—		—
Utilities	9,593,673	9,593,673	—	—		—
Rights	—	—	—	—	**	—
Investments Purchased with Proceeds from Securities Lending Collateral	303,800,656	—	—	—		303,800,656
Short-Term Investments	$42,544,557	42,544,557	—	—		—
Total Assets	$2,162,225,988	$1,858,425,332	$—	$—	**	$303,800,656

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy included to reconcile to the amounts presented in the Portfolio of Investments.
**	Value equals zero as of the end of the reporting period.

The accompanying notes are an integral part of the financial statements.

56  |  Annual Report 2019

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2019
WPG PARTNERS SMALL/MICRO CAP VALUE FUND	Portfolio Of Investments

	NUMBER OF SHARES	VALUE
COMMON STOCKS—98.4%
Basic Industries—3.8%
Allegheny Technologies, Inc.(a)*	11,935	$236,552
Haynes International, Inc.	4,097	122,377
Schweitzer-Mauduit International, Inc.	14,516	486,867
		845,796
Capital Goods—14.9%
Argan, Inc.	7,484	309,164
Astec Industries, Inc.	3,103	85,643
Carpenter Technology Corp.(a)	2,944	143,196
FreightCar America, Inc.*	24,279	101,486
Granite Construction, Inc.(a)	9,466	269,213
Great Lakes Dredge & Dock Corp.*	19,961	216,377
KBR, Inc.	28,020	715,071
Landec Corp.*	30,266	332,623
Matrix Service Co.*	11,148	221,511
Orion Group Holdings, Inc.*	48,772	201,916
PGT Innovations, Inc.*	9,972	159,552
Tutor Perini Corp.*(a)	55,860	558,041
		3,313,793
Communications—0.5%
Ooma, Inc.*	8,917	111,463
Consumer Durables—0.3%
Libbey, Inc.*(a)	38,334	64,784
Consumer Non-Durables—3.5%
Cott Corp.	13,939	175,771
Farmer Brothers Co.*	13,616	165,298
Fresh Del Monte Produce, Inc.	12,689	330,422
Primo Water Corp.*	9,597	117,371
		788,862
Consumer Services—7.5%
American Public Education, Inc.*	5,535	134,113
Del Taco Restaurants, Inc.*(a)	20,925	233,942
ICF International, Inc.	6,659	563,751
MDC Partners, Inc., Class A*	29,709	69,816
Shoe Carnival, Inc.	1,735	53,334
Tile Shop Holdings, Inc.(a)	64,047	172,286
Vectrus, Inc.*	7,243	293,052
Willdan Group, Inc.*	4,266	154,216
		1,674,510
Energy—6.2%
Gulfport Energy Corp.*	41,024	98,458
HighPoint Resources Corp.*(a)	166,647	194,977
Magnolia Oil & Gas Corp., Class A*(a)	22,126	225,906
Mammoth Energy Services, Inc.(a)	28,495	103,722
McDermott International, Inc.*(a)	51,866	244,808
Montage Resources Corp.*	5,601	16,691
Newpark Resources, Inc.*(a)	19,993	132,154
Solaris Oilfield Infrastructure, Inc. Class A(a)	11,798	162,222
Superior Energy Services, Inc.*	41,877	14,020
TETRA Technologies, Inc.*	111,863	185,693
		1,378,651
Finance—27.2%
Ameris Bancorp	8,865	311,959
Argo Group International Holdings Ltd.	5,087	334,318
Banner Corp.(a)	8,012	431,927
	NUMBER OF SHARES	VALUE
Finance—(continued)
Central Pacific Financial Corp.	13,864	$385,696
Essent Group Ltd.	6,478	314,183
First Foundation, Inc.	17,856	249,270
First Interstate BancSystem, Inc., Class A	8,037	313,443
Hanover Insurance Group Inc., (The)	1,502	199,991
HomeStreet, Inc.*	17,620	464,639
Kearny Financial Corp.(a)	10,172	127,964
Kemper Corp.	6,781	474,534
Kennedy-Wilson Holdings, Inc.	9,656	202,583
Ladder Capital Corp.	13,199	221,479
MGIC Investment Corp.	32,392	409,759
National Bank Holdings Corp., Class A	7,437	242,744
Origin Bancorp, Inc.(a)	6,313	202,269
Peapack Gladstone Financial Corp.	9,370	263,578
Popular, Inc.	13,621	716,056
United Community Banks, Inc.	7,439	196,464
		6,062,856
Health Care—1.7%
Accuray, Inc.*	65,066	174,377
PetIQ, Inc.*(a)	6,879	217,789
		392,166
Real Estate Investment Trusts—12.5%
Brixmor Property Group, Inc.	14,533	267,843
Equity Commonwealth	10,926	367,769
Essential Properties Realty Trust, Inc.	22,162	503,299
Industrial Logistics Properties Trust	17,840	381,598
Investors Real Estate Trust	6,837	473,462
NexPoint Residential Trust, Inc.	4,754	220,586
Piedmont Office Realty Trust, Inc., Class A	20,584	406,328
UMH Properties, Inc.	12,882	165,662
		2,786,547
Technology—10.1%
Cars.com, Inc.*	10,645	94,847
Coherent, Inc.*	909	131,769
CommVault Systems, Inc.*	3,273	141,950
Generac Holdings, Inc.*	6,406	499,604
MicroStrategy, Inc., Class A*	3,519	504,237
NeoPhotonics Corp.*	22,493	140,806
NetScout Systems, Inc.*	15,739	348,619
Plantronics, Inc.	3,595	111,697
QAD, Inc., Class A	1,016	41,168
SMART Global Holdings, Inc.*	8,014	227,678
		2,242,375
Transportation—4.9%
Ardmore Shipping Corp.*	39,548	246,780
Scorpio Tankers, Inc.	9,514	250,123
Spirit Airlines, Inc.*	8,747	328,362
StealthGas, Inc.*	47,309	149,023
YRC Worldwide, Inc.*(a)	50,047	109,103
		1,083,391
Utilities—5.3%
ALLETE, Inc.	2,346	201,123
Avista Corp.	3,990	187,131
El Paso Electric Co.	1,805	120,393
NorthWestern Corp.	2,890	209,352

The accompanying notes are an integral part of the financial statements.

Annual Report 2019  |  57

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2019
WPG PARTNERS SMALL/MICRO CAP VALUE FUND	Portfolio Of Investments (continued)

	NUMBER OF SHARES	VALUE
Utilities—(continued)
Portland General Electric Co.	4,006	$227,901
South Jersey Industries, Inc.(a)	7,224	233,625
		1,179,525
TOTAL COMMON STOCKS (Cost $22,158,076)		21,924,719
WARRANTS—0.0%
Energy—0.0%
TETRA Technologies, Inc. *‡	20,950	1,466
TOTAL WARRANTS (Cost $4,475)		1,466
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL—9.0%
Mount Vernon Liquid Assets Portfolio, LLC, 2.27%(b)	1,998,279	1,998,279
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL (Cost $1,998,279)		1,998,279
	NUMBER OF SHARES	VALUE
SHORT-TERM INVESTMENTS—1.9%
Morgan Stanley Institutional Liquidity Funds – Treasury Portfolio, Institutional Class, 1.95%(b)	414,083	$414,083
TOTAL SHORT-TERM INVESTMENTS (Cost $414,083)		414,083
TOTAL INVESTMENTS—109.3% (Cost $24,574,913)		24,338,547
LIABILITIES IN EXCESS OF OTHER ASSETS—(9.3)%		(2,065,643)
NET ASSETS—100.0%		$22,272,904

*	—	Non-income producing.
(a)	—	All or a portion of the security is on loan. At August 31, 2019, the market value of securities on loan was $1,939,038.
(b)	—	Seven-day yield as of August 31, 2019.
‡	—	Security has been valued at fair market value using significant unobservable inputs as determined in good faith by or under the direction of The RBB fund, inc.’s Board of Directors. As of August 31, 2019, these securities amounted to $1,466 or 0.0% of net assets.

Industry classifications may be different than those used for compliance monitoring purposes

The accompanying notes are an integral part of the financial statements.

58  |  Annual Report 2019

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2019
WPG PARTNERS SMALL/MICRO CAP VALUE FUND	Portfolio Of Investments (concluded)

A summary of the inputs used to value the Fund’s investments carried at fair value as of August 31, 2019 is as follows (see Notes to Portfolio of Investments):

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE*
Common Stock
Basic Industries	$845,796	$845,796	$—	$—	$—
Capital Goods	3,313,793	3,313,793	—	—	—
Communications	111,463	111,463	—	—	—
Consumer Durables	64,784	64,784	—	—	—
Consumer Non-Durables	788,862	788,862	—	—	—
Consumer Services	1,674,510	1,674,510	—	—	—
Energy	1,378,651	1,378,651	—	—	—
Finance	6,062,856	6,062,856	—	—
Health Care	392,166	392,166	—	—	—
Real Estate Investment Trusts	2,786,547	2,786,547	—	—	—
Technology	2,242,375	2,242,375	—	—	—
Transportation	1,083,391	1,083,391	—	—	—
Utilities	1,179,525	1,179,525	—	—	—
Warrants	1,466	—	—	1,466	—
Investments Purchased with Proceeds from Securities Lending Collateral	1,998,279	—	—	—	1,998,279
Short-Term Investments	414,083	414,083	—	—	—
Total Assets	$24,338,547	$22,338,802	$—	$1,466	$1,998,279

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy included to reconcile to the amounts presented in the Portfolio of Investments

The accompanying notes are an integral part of the financial statements.

Annual Report 2019  |  59

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2019
BOSTON PARTNERS GLOBAL EQUITY FUND	Portfolio Of Investments

	NUMBER OF SHARES	VALUE
COMMON STOCKS—96.0%
Bermuda—1.6%
Axis Capital Holdings Ltd.	68,777	$4,222,220
Everest Re Group Ltd.	28,312	6,678,235
		10,900,455
Brazil—0.2%
Azul SA - ADR*	37,924	1,331,891
Canada—3.8%
Barrick Gold Corp.	547,849	10,620,387
Canadian Natural Resources Ltd.	167,148	3,993,524
Nutrien Ltd.	68,407	3,444,976
Stars Group, Inc. (The)*	189,658	2,881,765
Yamana Gold, Inc.	1,421,833	5,132,817
		26,073,469
Denmark—2.2%
AP Moller-Maersk A/S, Class B	3,025	3,221,685
Novo Nordisk A/S Class B	223,873	11,664,316
		14,886,001
Finland—0.8%
Sampo Oyj, Class A	140,012	5,562,809
France—7.6%
Capgemini SA	71,120	8,533,482
Cie Generale des Etablissements Michelin SCA	20,150	2,121,371
Danone SA	195,606	17,524,151
Eiffage SA	40,293	4,175,281
Kering SA	7,134	3,456,758
TOTAL SA	213,906	10,682,149
Vinci SA	47,862	5,229,256
		51,722,448
Germany—0.9%
HeidelbergCement AG	89,903	6,243,264
Hong Kong—0.7%
Melco Resorts & Entertainment Ltd. - ADR	227,263	4,727,070
Hungary—0.6%
OTP Bank PLC	102,888	4,102,620
Ireland—1.8%
AIB Group PLC	815,240	2,061,415
Bank of Ireland Group PLC	585,884	2,227,938
CRH PLC	234,765	7,866,468
		12,155,821
Italy—0.2%
Leonardo SpA	107,633	1,322,532
Japan—8.9%
Asahi Group Holdings Ltd.	70,400	3,282,091
Bandai Namco Holdings, Inc.	94,900	5,576,097
Haseko Corp.	362,800	3,891,282
Hitachi Ltd.	233,800	7,975,466
Mitsubishi Estate Co. Ltd.	327,500	6,265,118
Nippon Telegraph & Telephone Corp.	180,100	8,633,614
Seven & i Holdings Co., Ltd.	156,700	5,541,912
Shionogi & Co. Ltd.	80,500	4,308,795
Sony Corp.	273,700	15,590,622
		61,064,997
Mexico—0.3%
Cemex SAB de CV - SP ADR(a)	644,932	2,418,495
	NUMBER OF SHARES	VALUE
Netherlands—2.8%
ING Groep NV	666,906	$6,371,382
Koninklijke KPN NV	1,652,540	5,234,090
NXP Semiconductors NV	39,216	4,005,522
Royal Dutch Shell PLC, Class A	118,156	3,282,745
		18,893,739
South Korea—0.3%
KT Corp. - SP ADR	165,929	1,863,383
Spain—0.8%
Industria de Diseno Textil SA	182,697	5,653,329
Sweden—0.7%
Sandvik AB	324,933	4,667,061
Switzerland—2.0%
Roche Holding AG	16,078	4,393,478
STMicroelectronics NV	207,316	3,675,287
Swiss Re AG	59,895	5,778,336
		13,847,101
United Kingdom—6.5%
Avast PLC	540,547	2,506,783
Aviva PLC	663,612	2,864,901
Cineworld Group PLC	1,304,300	3,480,902
GlaxoSmithKline PLC	332,712	6,933,491
Imperial Brands PLC	169,911	4,402,902
Nomad Foods Ltd.*	180,761	3,642,334
Persimmon PLC	96,676	2,244,773
Tesco PLC	1,464,563	3,914,626
Tullow Oil PLC	1,953,860	4,882,299
Unilever PLC	113,544	7,173,488
Vodafone Group PLC	1,195,663	2,262,210
		44,308,709
United States—53.3%
Allstate Corp. (The)	82,997	8,498,063
Alphabet, Inc., Class C*	11,330	13,461,173
American Express Co.	94,078	11,324,169
Berkshire Hathaway, Inc., Class B*	97,359	19,803,794
Biogen, Inc.*	23,111	5,078,642
CDK Global, Inc.	69,185	2,986,025
CH Robinson Worldwide, Inc.(a)	53,510	4,521,060
Chubb Ltd.	60,899	9,517,296
Cigna Corp.	46,844	7,212,571
Cisco Systems, Inc.	163,906	7,672,440
Citigroup, Inc.	101,493	6,531,075
Comcast Corp., Class A	288,517	12,769,762
Corteva, Inc.	202,741	5,944,366
CVS Health Corp.	190,995	11,635,415
Diamondback Energy, Inc.(a)	47,264	4,635,653
Dover Corp.	54,315	5,091,488
DuPont de Nemours, Inc.	114,686	7,790,620
Eaton Corp. PLC	91,472	7,383,620
Fox Corp., Class A	232,119	7,699,387
Goldman Sachs Group Inc., (The)	27,064	5,518,620
GrafTech International Ltd.(a)	136,420	1,662,960
Graphic Packaging Holding Co.	292,432	4,038,486
Johnson & Johnson	56,704	7,278,525
Kansas City Southern	40,839	5,137,546
KAR Auction Services, Inc.	28,220	749,523
Laboratory Corp. of America Holdings*	28,079	4,704,917
Las Vegas Sands Corp.	30,765	1,706,535
Lear Corp.	18,702	2,099,486

The accompanying notes are an integral part of the financial statements.

60  |  Annual Report 2019

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2019
BOSTON PARTNERS GLOBAL EQUITY FUND	Portfolio Of Investments (continued)

	NUMBER OF SHARES	VALUE
United States—(continued)
Lennar Corp., Class A	95,480	$4,869,480
Marathon Petroleum Corp.	105,878	5,210,256
Masco Corp.	96,566	3,933,133
McKesson Corp.	50,394	6,967,978
Medtronic PLC	110,377	11,908,575
Microsoft Corp.	158,754	21,885,826
Molson Coors Brewing Co., Class B	47,916	2,460,966
Mosaic Co. (The)	271,725	4,997,023
NetApp, Inc.	37,627	1,808,354
Oracle Corp.	197,139	10,263,056
Owens Corning	85,563	4,907,894
Parsley Energy, Inc., Class A	260,299	4,661,955
Pfizer, Inc.	134,984	4,798,681
Philip Morris International, Inc.	32,581	2,348,764
Pioneer Natural Resources Co.	33,823	4,174,435
ProPetro Holding Corp.*	123,701	1,317,416
PulteGroup, Inc.	170,731	5,770,708
Science Applications International Corp.(a)	58,552	5,153,162
SYNNEX Corp.	35,334	2,961,343
TE Connectivity Ltd.	46,152	4,209,985
Tyson Foods, Inc., Class A	52,171	4,853,990
United Parcel Service, Inc., Class B	45,984	5,456,461
United Technologies Corp.	99,983	13,021,786
Verizon Communications, Inc.	275,489	16,022,440
Vistra Energy Corp.	412,658	10,295,817
Wells Fargo & Co.	173,252	8,068,347
		364,781,048
TOTAL COMMON STOCKS (Cost $616,674,712)		656,526,242
	NUMBER OF SHARES	VALUE
PREFERRED STOCKS—0.9%
Brazil—0.7%
Petroleo Brasileiro SA, 4.455%	769,300	$4,720,578
TOTAL PREFERRED STOCKS (Cost $5,178,819)		4,720,578
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL—1.3%
Mount Vernon Liquid Assets Portfolio, LLC, 2.27%(b)	8,824,253	8,824,253
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL (Cost $8,824,253)		8,824,253
SHORT-TERM INVESTMENTS—3.3%
Morgan Stanley Institutional Liquidity Funds, Treasury Portfolio, Institutional Class, 1.95%(b)	22,652,473	22,652,473
TOTAL SHORT-TERM INVESTMENTS (Cost $22,652,473)		22,652,473
TOTAL INVESTMENTS—101.3% (Cost $653,330,257)		692,723,546
LIABILITIES IN EXCESS OF OTHER ASSETS—(1.3)%		(9,074,241)
NET ASSETS—100.0%		$683,649,305

ADR	—	American Depositary Receipt
PLC	—	Public Limited Company

SP ADR	—	Sponsored American Depositary Receipt
*	—	Non-income producing.
(a)	—	All or a portion of the security is on loan. At August 31, 2019, the market value of securities on loan was $8,677,138.
(b)	—	7 day yield as of August 31, 2019.

Industry classifications may be different than those used for compliance monitoring purposes

The accompanying notes are an integral part of the financial statements.

Annual Report 2019  |  61

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2019
BOSTON PARTNERS GLOBAL EQUITY FUND	Portfolio Of Investments (concluded)

A summary of the inputs used to value the Fund’s investments carried at fair value as of August 31, 2019 is as follows (see Notes to Portfolio of Investments):

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE*
Common Stock
Bermuda	$10,900,455	$10,900,455	$—	$—	$—
Brazil	1,331,891	1,331,891	—	—	—
Canada	26,073,469	26,073,469	—	—	—
Denmark	14,886,001	—	14,886,001	—	—
Finland	5,562,809	—	5,562,809	—	—
France	51,722,448	—	51,722,448	—	—
Germany	6,243,264	—	6,243,264	—	—
Hong Kong	4,727,070	4,727,070	—	—	—
Hungary	4,102,620	—	4,102,620	—	—
Ireland	12,155,821	—	12,155,821	—	—
Italy	1,322,532	—	1,322,532	—	—
Japan	61,064,997	—	61,064,997	—	—
Mexico	2,418,495	2,418,495	—	—	—
Netherlands	18,893,739	4,005,522	14,888,217	—	—
South Korea	1,863,383	1,863,383	—	—	—
Spain	5,653,329	—	5,653,329	—	—
Sweden	4,667,061	—	4,667,061	—	—
Switzerland	13,847,101	—	13,847,101	—	—
United Kingdom	44,308,709	3,642,334	40,666,375	—	—
United States	364,781,048	364,781,048	—	—	—
Preferred Stock
Brazil	4,720,578	4,720,578	—	—	—
Investments Purchased with Proceeds from Securities Lending Collateral	8,824,253	—	—	—	8,824,253
Short-Term Investments	22,652,473	22,652,473	—	—	—
Total Assets	$692,723,546	$447,116,718	$236,782,575	$—	$8,824,253

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy included to reconcile to the amounts presented in the Portfolio of Investments

The accompanying notes are an integral part of the financial statements.

62  |  Annual Report 2019

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2019
BOSTON PARTNERS GLOBAL LONG/SHORT FUND	Portfolio Of Investments

	NUMBER OF SHARES	VALUE
LONG POSITIONS—101.9%
COMMON STOCKS—96.4%
Bermuda—1.8%
Axis Capital Holdings Ltd.	73,485	$4,511,244
Everest Re Group Ltd.†#	28,316	6,679,178
		11,190,422
Brazil—0.7%
Azul SA - ADR*	118,074	4,146,759
Canada—3.5%
Barrick Gold Corp.	573,616	11,119,895
Canadian Natural Resources Ltd.	160,455	3,833,614
Nutrien Ltd.†	53,835	2,711,131
Yamana Gold, Inc.	1,140,784	4,118,230
		21,782,870
China—1.0%
NetEase, Inc. - ADR	24,365	6,213,075
Denmark—1.8%
AP Moller - Maersk A/S, Class B	3,102	3,303,691
Novo Nordisk A/S Class B	154,823	8,066,647
		11,370,338
Finland—0.8%
Sampo Oyj, Class A	123,481	4,906,017
France—8.2%
Capgemini SA	43,954	5,273,912
Cie Generale des Etablissements Michelin SCA	21,854	2,300,767
Danone SA	193,968	17,377,404
Dassault Aviation SA	2,024	2,878,463
Eiffage SA	45,841	4,750,182
Kering SA	6,061	2,936,839
TOTAL SA	216,739	10,823,625
Vinci SA	45,791	5,002,985
		51,344,177
Germany—0.9%
HeidelbergCement AG	79,809	5,542,292
Hong Kong—0.7%
Melco Resorts & Entertainment Ltd. - ADR	213,738	4,445,750
Hungary—0.8%
OTP Bank PLC	124,169	4,951,192
Ireland—1.8%
AIB Group PLC	1,010,032	2,553,966
Bank of Ireland Group PLC	324,880	1,235,419
CRH PLC	223,149	7,477,241
		11,266,626
Italy—0.6%
Leonardo SpA	285,770	3,511,376
Japan—10.4%
Bandai Namco Holdings, Inc.	92,000	5,405,700
Haseko Corp.	377,900	4,053,240
Hitachi Ltd.	222,400	7,586,585
Kamigumi Co. Ltd.	131,400	3,077,152
Mitsubishi Estate Co. Ltd.	340,700	6,517,636
Mitsui & Co. Ltd.	202,000	3,160,110
Nippon Telegraph & Telephone Corp.	186,100	8,921,241
Seven & i Holdings Co., Ltd.	162,100	5,732,891
Shionogi & Co. Ltd.	86,100	4,608,537
Sony Corp.	286,200	16,302,653
		65,365,745
	NUMBER OF SHARES	VALUE
Mexico—0.5%
Cemex SAB de CV - SP ADR	809,051	$3,033,941
Netherlands—1.9%
ING Groep NV	791,568	7,562,358
NXP Semiconductors NV	41,101	4,198,056
		11,760,414
South Africa—0.6%
Naspers Ltd., Class N	17,866	4,065,691
South Korea—0.3%
KT Corp. - SP ADR	194,272	2,181,675
Spain—0.8%
Industria de Diseno Textil SA	172,381	5,334,114
Sweden—0.7%
Sandvik AB	291,210	4,182,693
Switzerland—0.6%
STMicroelectronics NV	217,872	3,862,423
United Kingdom—5.8%
Avast PLC	930,823	4,316,687
Aviva PLC	726,240	3,135,274
Cineworld Group PLC	402,193	1,073,368
GlaxoSmithKline PLC	263,362	5,488,285
Imperial Brands PLC	247,351	6,409,604
Nomad Foods Ltd.*†	185,256	3,732,908
Persimmon PLC	90,996	2,112,886
Tesco PLC	1,492,352	3,988,903
Tullow Oil PLC	2,349,206	5,870,188
		36,128,103
United States—52.2%
Activision Blizzard, Inc.	92,194	4,665,016
Allstate Corp. (The)†#	43,993	4,504,443
Alphabet, Inc., Class C*†	11,272	13,392,263
American Express Co.†	64,342	7,744,847
Berkshire Hathaway, Inc., Class B*†	94,833	19,289,981
Biogen, Inc.*†#	22,594	4,965,032
CDK Global, Inc.	66,603	2,874,585
CH Robinson Worldwide, Inc.	50,491	4,265,985
Chubb Ltd.†#	33,247	5,195,841
Cigna Corp.†#	51,184	7,880,800
Cisco Systems, Inc.†	171,781	8,041,069
Citigroup, Inc.†	88,494	5,694,589
Comcast Corp., Class A†#	225,944	10,000,281
Corteva, Inc.†	207,063	6,071,087
CVS Health Corp.†	94,090	5,731,963
Diamondback Energy, Inc.	49,196	4,825,144
Dover Corp.	49,572	4,646,879
DuPont de Nemours, Inc.†	118,151	8,025,997
Eaton Corp. PLC†	61,611	4,973,240
Fox Corp., Class A	164,587	5,459,351
Goldman Sachs Group Inc., (The)	29,909	6,098,744
GrafTech International Ltd.	139,406	1,699,359
Graphic Packaging Holding Co.#	350,474	4,840,046
Johnson & Johnson#	40,329	5,176,630
Kansas City Southern	37,561	4,725,174
Laboratory Corp. of America Holdings*†#	34,566	5,791,879
Lear Corp.†	18,513	2,078,269
Lennar Corp., Class A	91,109	4,646,559
Marathon Petroleum Corp.	100,071	4,924,494
Masco Corp.†#	131,531	5,357,258
McKesson Corp.†	45,144	6,242,061

The accompanying notes are an integral part of the financial statements.

Annual Report 2019  |  63

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2019
BOSTON PARTNERS GLOBAL LONG/SHORT FUND	Portfolio Of Investments (continued)

	NUMBER OF SHARES	VALUE
United States—(continued)
Medtronic PLC#	116,626	$12,582,779
Microsoft Corp.†#	147,523	20,337,521
Molson Coors Brewing Co., Class B†	45,498	2,336,777
Mosaic Co. (The)†	242,240	4,454,794
NetApp, Inc.#	36,848	1,770,915
Oracle Corp.†#	184,018	9,579,977
Owens Corning	94,238	5,405,492
Parsley Energy, Inc., Class A†	286,940	5,139,095
Pfizer, Inc.†	150,273	5,342,205
Pioneer Natural Resources Co.†	31,985	3,947,589
ProPetro Holding Corp.*	130,909	1,394,181
PulteGroup, Inc.#	174,337	5,892,591
Science Applications International Corp.	37,078	3,263,235
SYNNEX Corp.	39,252	3,289,710
TE Connectivity Ltd.†	44,620	4,070,236
Tyson Foods, Inc., Class A	54,710	5,090,218
United Parcel Service, Inc., Class B†#	48,537	5,759,400
United Technologies Corp.†#	41,561	5,412,905
Verizon Communications, Inc.†#	204,304	11,882,321
Vistra Energy Corp.†	441,002	11,003,000
Wells Fargo & Co.†#	189,034	8,803,313
		326,587,120
TOTAL COMMON STOCKS (Cost $555,716,196)		603,172,813
PREFERRED STOCKS—0.7%
Brazil—0.7%
Petroleo Brasileiro SA, 4.455%	755,700	4,637,125
TOTAL PREFERRED STOCKS (Cost $5,056,420)		4,637,125
SHORT-TERM INVESTMENTS—4.8%
Morgan Stanley Institutional Liquidity Funds – Treasury Portfolio, Institutional Class, 1.95%(a)	30,159,105	30,159,105
TOTAL SHORT-TERM INVESTMENTS (Cost $30,159,105)		30,159,105
TOTAL INVESTMENTS—101.9% (Cost $590,931,721)		637,969,043
SECURITIES SOLD SHORT—(49.9%)
COMMON STOCKS—(49.7%)
Australia—(1.9%)
Alumina Ltd.	(1,741,844)	(2,544,492)
CIMIC Group Ltd.	(71,513)	(1,492,276)
Fortescue Metals Group Ltd.	(535,912)	(2,891,348)
WiseTech Global Ltd.	(78,870)	(1,959,703)
Woodside Petroleum Ltd.	(132,101)	(2,853,291)
		(11,741,110)
Belgium—(0.7%)
Colruyt SA	(45,288)	(2,318,954)
Umicore SA	(73,778)	(2,350,356)
		(4,669,310)
Bermuda—(0.6%)
Hiscox Ltd.	(190,478)	(3,592,523)
Canada—(1.1%)
Shopify, Inc., Class A*	(7,002)	(2,698,501)
TC Energy Corp.	(79,012)	(4,048,519)
		(6,747,020)
	NUMBER OF SHARES	VALUE
China—(1.0%)
ANTA Sports Products Ltd	(255,000)	$(2,115,235)
Autohome, Inc. - ADR*	(25,170)	(2,193,817)
Pinduoduo, Inc. - ADR*	(52,620)	(1,724,357)
		(6,033,409)
France—(0.8%)
Credit Agricole SA	(101,482)	(1,156,828)
Hermes International	(2,142)	(1,462,747)
Remy Cointreau SA	(14,516)	(2,192,569)
		(4,812,144)
Germany—(0.5%)
adidas AG	(10,899)	(3,230,602)
Hong Kong—(0.6%)
Hong Kong & China Gas Co. Ltd.	(1,225,720)	(2,363,693)
Xinyi Glass Holdings Ltd.	(1,584,000)	(1,572,856)
		(3,936,549)
Ireland—(0.4%)
Ryanair Holdings PLC*	(264,420)	(2,656,754)
Italy—(0.5%)
Brembo SpA	(310,826)	(2,904,007)
Japan—(5.6%)
Aeon Co., Ltd.	(187,400)	(3,321,611)
Ain Holdings, Inc.	(28,500)	(1,538,554)
Canon, Inc.	(107,900)	(2,797,368)
Japan Airport Terminal Co., Ltd.	(82,700)	(3,291,413)
LINE Corp.*	(48,800)	(1,721,869)
McDonald’s Holdings Co. Japan Ltd.	(35,500)	(1,665,243)
Mercari, Inc.*	(110,900)	(2,588,964)
MISUMI Group, Inc.	(134,300)	(3,037,546)
Mitsubishi Chemical Holdings Corp.	(283,800)	(1,945,288)
Mitsui Chemicals, Inc.	(128,700)	(2,745,701)
Nidec Corp.	(14,800)	(1,925,847)
Pigeon Corp.	(58,300)	(2,113,563)
Sharp Corp.	(244,900)	(2,519,038)
Yamaha Corp.	(50,500)	(2,174,516)
Yaskawa Electric Corp.	(57,100)	(1,912,867)
		(35,299,388)
Luxembourg—(0.4%)
Eurofins Scientific SE	(5,392)	(2,469,708)
New Zealand—(0.2%)
a2 Milk Co. Ltd.*	(154,658)	(1,411,353)
Sweden—(0.5%)
Autoliv, Inc.	(42,521)	(2,908,437)
Switzerland—(0.8%)
Credit Suisse Group AG*	(167,472)	(1,959,449)
VAT Group AG*	(25,638)	(3,091,715)
		(5,051,164)
United Kingdom—(3.8%)
ASOS PLC*	(70,196)	(2,036,692)
Croda International Plc	(55,728)	(3,199,201)
CYBG Plc	(162,608)	(280,690)
NMC Health PLC	(89,364)	(2,727,971)
Pearson PLC	(212,245)	(2,151,099)
Pennon Group PLC	(363,870)	(3,351,382)
Renishaw PLC	(74,551)	(3,227,954)
Severn Trent PLC	(113,403)	(2,859,310)
Standard Chartered PLC	(371,464)	(2,822,856)
Weir Group PLC, (The)	(70,387)	(1,258,960)
		(23,916,115)

The accompanying notes are an integral part of the financial statements.

64  |  Annual Report 2019

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2019
BOSTON PARTNERS GLOBAL LONG/SHORT FUND	Portfolio Of Investments (continued)

	NUMBER OF SHARES	VALUE
United States—(30.3%)
AAON, Inc.	(60,677)	$(2,910,676)
ABIOMED, Inc.*	(9,938)	(1,918,730)
Align Technology, Inc.*	(7,746)	(1,418,370)
Allogene Therapeutics, Inc.*	(56,547)	(1,539,775)
AO Smith Corp.	(97,562)	(4,538,584)
Apache Corp.	(46,209)	(996,728)
Appian Corp.*	(64,037)	(3,808,280)
Axon Enterprise, Inc.*	(39,349)	(2,359,760)
Ball Corp.	(59,436)	(4,779,249)
Blackbaud, Inc.	(19,438)	(1,768,275)
Brunswick Corp.	(77,817)	(3,626,272)
Carvana Co.*	(42,537)	(3,452,303)
Casey’s General Stores, Inc.	(11,062)	(1,856,757)
Choice Hotels International, Inc.	(26,967)	(2,453,458)
Cogent Communications Holdings, Inc.	(45,312)	(2,759,048)
Cognex Corp.	(64,220)	(2,895,038)
Cohen & Steers, Inc.	(27,248)	(1,469,485)
Community Bank System, Inc.	(68,901)	(4,202,272)
Compass Minerals International, Inc.	(69,390)	(3,450,765)
Cree, Inc.*	(35,197)	(1,511,007)
Cubic Corp.	(30,070)	(2,082,949)
Cullen/Frost Bankers, Inc.	(25,487)	(2,115,676)
Dorman Products, Inc.*	(36,560)	(2,598,685)
Exact Sciences Corp.*	(22,502)	(2,682,688)
First Financial Bankshares, Inc.	(95,187)	(2,914,626)
GCP Applied Technologies, Inc.*	(65,453)	(1,148,700)
Greif, Inc., Class A	(64,971)	(2,286,329)
GrubHub, Inc.*	(29,434)	(1,746,614)
Guidewire Software, Inc.*	(29,182)	(2,806,725)
Hamilton Lane, Inc., Class A	(33,268)	(2,067,274)
Healthcare Services Group, Inc.	(50,947)	(1,148,855)
Hormel Foods Corp.	(87,303)	(3,719,981)
International Flavors & Fragrances, Inc.	(11,365)	(1,247,309)
Iron Mountain, Inc.	(78,748)	(2,508,124)
John Bean Technologies Corp.	(24,463)	(2,503,054)
KKR & Co., Inc., Class A	(109,887)	(2,839,480)
Leggett & Platt, Inc.	(51,116)	(1,901,004)
LiveRamp Holdings, Inc.*	(40,520)	(1,716,427)
M&T Bank Corp.	(14,835)	(2,169,025)
Manhattan Associates, Inc.*	(26,326)	(2,175,317)
MarketAxess Holdings, Inc.	(3,496)	(1,390,080)
Martin Marietta Materials, Inc.	(9,129)	(2,316,666)
Matador Resources Co.*	(269,322)	(4,214,889)
Medallia, Inc.*	(59,102)	(2,105,213)
Middleby Corp., (The)*	(15,253)	(1,672,644)
MongoDB, Inc.*	(14,059)	(2,141,326)
Monro, Inc.	(14,584)	(1,133,468)
National Beverage Corp.	(19,534)	(798,941)
National Instruments Corp.	(48,387)	(2,032,254)
Netflix, Inc.*	(7,520)	(2,209,000)
Nevro Corp.*	(16,740)	(1,401,640)
Norwegian Cruise Line Holdings Ltd.*	(35,287)	(1,790,815)
Occidental Petroleum Corp.	(57,714)	(2,509,405)
Pinterest, Inc., Class A*	(58,670)	(2,019,421)
Power Integrations, Inc.	(19,550)	(1,740,341)
Prosperity Bancshares, Inc.	(29,654)	(1,925,138)
PTC, Inc.*	(14,547)	(952,392)
	NUMBER OF SHARES	VALUE
United States—(continued)
Public Storage	(8,206)	$(2,172,456)
Quaker Chemical Corp.	(13,146)	(2,088,374)
Range Resources Corp.	(242,840)	(864,510)
RLI Corp.	(56,488)	(5,172,606)
RPM International, Inc.	(23,313)	(1,577,591)
Select Medical Holdings Corp.*	(111,595)	(1,810,071)
SiteOne Landscape Supply, Inc.*	(19,127)	(1,495,731)
Stericycle, Inc.*	(42,595)	(1,912,090)
Tabula Rasa HealthCare, Inc.*	(39,040)	(2,217,472)
Teladoc Health, Inc.*	(31,947)	(1,849,092)
Tesla, Inc.*	(16,658)	(3,758,211)
Texas Roadhouse, Inc.	(35,873)	(1,846,025)
Tiffany & Co.	(31,355)	(2,661,099)
TransDigm Group, Inc.	(2,437)	(1,311,886)
Trex Co., Inc.*	(20,680)	(1,768,760)
Trinity Industries, Inc.	(133,922)	(2,339,617)
Triumph Group, Inc.	(68,583)	(1,425,155)
Trustmark Corp.	(80,497)	(2,630,642)
Universal Display Corp.	(10,853)	(2,229,966)
US Silica Holdings, Inc.	(156,458)	(1,591,178)
Vail Resorts, Inc.	(9,671)	(2,285,064)
Wayfair, Inc. Class A*	(19,254)	(2,170,696)
Westamerica Bancorporation	(58,763)	(3,620,388)
Williams Cos., Inc. (The)	(80,842)	(1,907,871)
WisdomTree Investments, Inc.	(324,840)	(1,562,480)
Workiva, Inc.*	(951)	(45,753)
World Wrestling Entertainment, Inc., Class A	(28,895)	(2,063,970)
Zillow Group, Inc., Class A*	(76,278)	(2,606,419)
		(189,432,480)
TOTAL COMMON STOCKS (Proceeds $(311,355,871))		(310,812,073)
PREFERRED STOCKS—(0.3%)
Brazil—(0.3%)
Gerdau SA - SP ADR, 3.168%	(544,408)	(1,660,444)
TOTAL PREFERRED STOCKS (Proceeds $(2,125,746))		(1,660,444)
TOTAL SECURITIES SOLD SHORT—(49.9%) (Proceeds $(313,481,617))		(312,472,517)

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	VALUE
OPTIONS WRITTEN††—(1.6%)
Call Options Written—(1.6%)
Allstate Corp., (The)
Expiration: 01/17/2020, Exercise Price: 97.50	(393)	(4,023,927)	(335,033)
Biogen, Inc.
Expiration: 01/17/2020, Exercise Price: 240.00	(225)	(4,944,375)	(220,500)
Chubb Ltd.
Expiration: 01/17/2020, Exercise Price: 140.00	(264)	(4,125,792)	(469,920)

The accompanying notes are an integral part of the financial statements.

Annual Report 2019  |  65

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2019
BOSTON PARTNERS GLOBAL LONG/SHORT FUND	Portfolio Of Investments (continued)

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	VALUE
Call Options Written—(continued)
Cigna Corp.
Expiration: 01/17/2020, Exercise Price: 160.00	(281)	(4,326,557)	$(276,785)
Comcast Corp., Class A
Expiration: 01/17/2020, Exercise Price: 40.00	(2,259)	(9,998,334)	(1,208,565)
Everest Re Group Ltd.
Expiration: 01/17/2020, Exercise Price: 250.00	(182)	(4,293,016)	(137,410)
Graphic Packaging Holding Co.
Expiration: 12/20/2019, Exercise Price: 12.50	(3,004)	(4,148,524)	(549,732)
Johnson & Johnson
Expiration: 01/17/2020, Exercise Price: 130.00	(402)	(5,160,072)	(209,040)
Laboratory Corp. of America Holdings
Expiration: 02/21/2020, Exercise Price: 160.00	(345)	(5,780,820)	(564,075)
Masco Corp.
Expiration: 01/17/2020, Exercise Price: 38.00	(1,279)	(5,209,367)	(594,735)
Medtronic PLC
Expiration: 01/17/2020, Exercise Price: 100.00	(690)	(7,444,410)	(710,700)
Microsoft Corp.
Expiration: 01/17/2020, Exercise Price: 130.00	(836)	(11,525,096)	(1,085,964)
NetApp, Inc.
Expiration: 01/17/2020, Exercise Price: 50.00	(368)	(1,768,608)	(109,112)
Oracle Corp.
Expiration: 01/17/2020, Exercise Price: 52.50	(1,760)	(9,162,560)	(554,400)
	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	VALUE
Call Options Written—(continued)
PulteGroup, Inc.
Expiration: 01/17/2020, Exercise Price: 30.00	(1,204)	(4,069,520)	$(585,144)
United Parcel Service, Inc., Class B
Expiration: 04/17/2020, Exercise Price: 110.00	(485)	(5,755,010)	(693,550)
United Technologies Corp.
Expiration: 01/17/2020, Exercise Price: 120.00	(373)	(4,857,952)	(535,255)
Verizon Communications, Inc.
Expiration: 01/17/2020, Exercise Price: 57.50	(2,041)	(11,870,456)	(569,439)
Wells Fargo & Co.
Expiration: 06/19/2020, Exercise Price: 47.50	(1,653)	(7,698,021)	(553,755)
TOTAL CALL OPTIONS WRITTEN (Premiums received $(8,925,175))			(9,963,114)
TOTAL OPTIONS WRITTEN (Premiums received $(8,925,175))			(9,963,114)
OTHER ASSETS IN EXCESS OF LIABILITIES—49.6%			310,330,738
NET ASSETS—100.0%			$625,864,150

(a)	— 7 day yield as of August 31, 2019
ADR	— American Depositary Receipt
PLC	— Public Limited Company
SP ADR	— Sponsored American Depositary Receipt
*	— Non-income producing.
†	— Security position is either entirely or partially held in a segregated account as collateral for securities sold short.
#	— Security segregated as collateral for options written.
††	— Primary risk exposure is equity contracts.

Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of the financial statements.

66  |  Annual Report 2019

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2019
BOSTON PARTNERS GLOBAL LONG/SHORT FUND	Portfolio Of Investments (continued)

Contracts For Difference held by the Fund at August 31, 2019, are as follows:

REFERENCE COMPANY	COUNTERPARTY	EXPIRATION DATE	FINANCING RATE	PAYMENT FREQUENCY	NUMBER OF CONTRACTS LONG/ (SHORT)	NOTIONAL AMOUNT	UNREALIZED APPRECIATION (DEPRECIATION)
Short
Indonesia
Afterpay Touch Group Ltd.	Morgan Stanley	9/15/2020	1.00%	Monthly	(32,064)	$(668,445)	$(124,603)
Brazil
Usinas Siderurgicas De Minas Gerais SA	Goldman Sachs	9/15/2020	2.12	Monthly	(1,015,900)	(1,881,660)	(48,763)
India
Axis Bank	Morgan Stanley	9/15/2020	2.12	Monthly	(20,783)	(957,057)	16,526
Indonesia
Unilever Indonesia TBK PT	Macquarie	9/18/2019	2.09	Monthly	(700,500)	(2,410,287)	(192,291)
South Korea
Celltrion Inc.	Goldman Sachs	9/15/2020	2.12	Monthly	(13,551)	(1,762,568)	(23,522)
LG Chem Ltd.	Goldman Sachs	12/31/2021	2.12	Monthly	(8,883)	(2,430,221)	(46,621)
Oil Corp.	Goldman Sachs	9/15/2020	2.12	Monthly	(24,996)	(2,000,428)	(106,672)
Samsung BioLogics Co. Ltd.	Goldman Sachs	9/15/2020	2.12	Monthly	(6,999)	(1,557,718)	85,242
Sillajen Inc.	Goldman Sachs	9/15/2020	2.12	Monthly	(28,088)	(244,197)	72,053
						(7,995,132)	(19,520)
Taiwan
AU Optronics Corp.	Macquarie	9/15/2020	2.09	Monthly	(4,783,000)	(1,245,771)	(71,774)
Eclat Textile Co., Ltd.	Macquarie	9/18/2019	2.09	Monthly	(170,000)	(2,074,507)	(40,702)
Hiwin Technologies Corp.	Macquarie	12/31/2021	2.09	Monthly	(326,170)	(2,639,159)	(82,714)
						(5,959,437)	(195,190)
United Kingdom
Whitbread	Goldman Sachs	12/31/2020	0.71	Monthly	(30,068)	(1,603,323)	(3,724)
Total Short						(21,475,341)	(567,565)
Net unrealized gain/(loss) on Contracts For Difference							$(567,565)

The accompanying notes are an integral part of the financial statements.

Annual Report 2019  |  67

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2019
BOSTON PARTNERS GLOBAL LONG/SHORT FUND	Portfolio Of Investments (concluded)

A summary of the inputs used to value the Fund’s investments carried at fair value as of August 31, 2019 is as follows (see Notes to Portfolio of Investments):

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Common Stock
Bermuda	$11,190,422	$11,190,422	$—	$—
Brazil	4,146,759	4,146,759	—	—
Canada	21,782,870	21,782,870	—	—
China	6,213,075	6,213,075	—	—
Denmark	11,370,338	—	11,370,338	—
Finland	4,906,017	—	4,906,017	—
France	51,344,177	2,878,463	48,465,714	—
Germany	5,542,292	—	5,542,292	—
Hong Kong	4,445,750	4,445,750	—	—
Hungary	4,951,192	—	4,951,192	—
Ireland	11,266,626	—	11,266,626	—
Italy	3,511,376	—	3,511,376	—
Japan	65,365,745	—	65,365,745	—
Mexico	3,033,941	3,033,941	—	—
Netherlands	11,760,414	4,198,056	7,562,358	—
South Africa	4,065,691	—	4,065,691	—
South Korea	2,181,675	2,181,675	—	—
Spain	5,334,114	—	5,334,114	—
Sweden	4,182,693	—	4,182,693	—
Switzerland	3,862,423	—	3,862,423	—
United Kingdom	36,128,103	3,732,908	32,395,195	—
United States	326,587,120	326,587,120	—	—
Preferred Stock Brazil	4,637,125	4,637,125	—	—
Short-Term Investments	30,159,105	30,159,105	—	—
Contracts For Difference
Equity Contracts	173,821	16,526	157,295	—
Total Assets	$638,142,864	$425,203,795	$212,939,069	$—

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Securities Sold Short
Australia	$(11,741,110)	$—	$(11,741,110)	$—
Belgium	(4,669,310)	—	(4,669,310)	—
Bermuda	(3,592,523)	—	(3,592,523)	—
Canada	(6,747,020)	(6,747,020)	—	—
China	(6,033,409)	(3,918,174)	(2,115,235)	—
France	(4,812,144)	—	(4,812,144)	—
Germany	(3,230,602)	(3,230,602)	—	—
Hong Kong	(3,936,549)	—	(3,936,549)	—
Ireland	(2,656,754)	(2,656,754)	—	—
Italy	(2,904,007)	—	(2,904,007)	—
Japan	(35,299,388)	—	(35,299,388)	—
Luxembourg	(2,469,708)	—	(2,469,708)	—
New Zealand	(1,411,353)	—	(1,411,353)	—
Sweden	(2,908,437)	(2,908,437)	—	—
Switzerland	(5,051,164)	—	(5,051,164)	—
United Kingdom	(23,916,115)	—	(23,916,115)	—
United States	(189,432,480)	(189,432,480)	—	—
Preferred Stock Brazil	(1,660,444)	(1,660,444)	—	—
Options Written Equity Contracts	(9,963,114)	(7,588,679)	(2,374,435)	—
Contracts For Difference
Equity Contracts	(741,386)	(48,763)	(692,623)	—
Total Liabilities	$(323,177,017)	$(218,191,353)	$(104,985,664)	$—

The accompanying notes are an integral part of the financial statements.

68  |  Annual Report 2019

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2019
BOSTON PARTNERS EMERGING MARKETS LONG/SHORT FUND	Portfolio Of Investments

	NUMBER OF SHARES	VALUE
LONG POSITIONS—95.5%
COMMON STOCKS—62.3%
Belgium—1.1%
Anheuser-Busch InBev SA - SP ADR†	6,971	$658,759
Brazil—1.9%
Ambev SA	96,700	439,715
Petroleo Brasileiro SA - SP ADR	20,869	282,775
Qualicorp SA	41,600	286,810
Tupy SA	30,200	127,043
		1,136,343
Chile—0.5%
Geopark Ltd.*	17,731	303,909
China—12.8%
Alibaba Group Holding Ltd. - SP ADR*	21,383	3,742,667
Anton Oilfield Services Group	2,818,000	286,622
China Construction Bank Corp., Class H	292,000	216,990
China Meidong Auto Holdings Ltd.	320,000	268,614
CRRC Corp. Ltd., Class H	453,000	310,953
Momo, Inc. - SP ADR	6,390	235,024
NetEase, Inc. - ADR	3,477	886,635
Ping An Insurance Group Co. of China Ltd., Class H	41,000	470,394
Tencent Holdings Ltd.	4,600	189,913
Tencent Holdings Ltd. - ADR†	15,609	644,183
Vipshop Holdings Ltd. - ADR*	29,795	249,384
		7,501,379
France—1.0%
TOTAL SA - SP ADR	11,942	596,145
Hong Kong—2.9%
China Mobile Ltd. - SP ADR	7,450	307,759
Galaxy Entertainment Group Ltd.	70,000	438,094
K Wah International Holdings Ltd.	811,000	421,246
Melco Resorts & Entertainment Ltd. - ADR	24,787	515,570
		1,682,669
Hungary—1.3%
OTP Bank PLC	18,415	734,291
India—3.6%
Gujarat State Petronet Ltd.	127,268	391,834
Hexaware Technologies Ltd.	49,715	269,543
Reliance Industries Ltd.	15,517	271,431
Tech Mahindra Ltd.	48,750	473,406
Zee Entertainment Enterprises Ltd.	137,685	718,944
		2,125,158
Ireland—0.1%
Kenmare Resources PLC	19,459	59,835
Luxembourg—1.0%
PLAY Communications SA	69,284	598,525
Macao—2.7%
Wynn Macau Ltd.	786,000	1,566,380
Mexico—2.4%
Concentradora Fibra Danhos SA de CV	262,200	348,658
Credito Real SAB de CV SOFOM ER	134,800	149,453
Fibra Uno Administracion SA de CV	285,600	395,450
Industrias Bachoco SAB de CV	48,600	222,830
Macquarie Mexico Real Estate Management SA de CV	244,200	294,748
		1,411,139
	NUMBER OF SHARES	VALUE
Netherlands—1.3%
DP Eurasia NV*	105,036	$117,838
Unilever NV	10,207	633,753
		751,591
Philippines—0.9%
Altus San Nicolas Corp.*‡	9,313	0
First Gen Corp.	584,700	296,451
Robinsons Land Corp.	483,700	232,291
		528,742
Portugal—1.2%
Jeronimo Martins SGPS SA	41,788	689,590
Russia—2.5%
Gazprom Neft PJSC	65,420	404,594
Sberbank of Russia PJSC - SP ADR	60,743	834,002
Yandex NV, Class A*	5,303	196,741
		1,435,337
Singapore—3.5%
DBS Group Holdings Ltd.	66,900	1,179,654
United Overseas Bank Ltd.	48,400	869,116
		2,048,770
South Africa—7.9%
Adcock Ingram Holdings Ltd.	138,090	524,991
Astral Foods Ltd.	43,567	456,127
AVI Ltd.	19,123	104,510
Barloworld Ltd.	46,769	342,566
Clover Industries Ltd.	81,450	122,158
Distell Group Holdings Ltd.	11,296	96,810
JSE Ltd.	24,774	210,686
Liberty Holdings Ltd.	32,846	237,390
Naspers Ltd., Class N	9,661	2,198,513
Oceana Group Ltd.	63,685	293,891
		4,587,642
South Korea—1.0%
Innocean Worldwide, Inc.	2,287	127,381
KB Financial Group, Inc.	13,759	449,549
		576,930
Taiwan—1.1%
Taiwan Semiconductor Manufacturing Co., Ltd. - SP ADR	14,936	636,722
Thailand—0.3%
Hana Microelectronics PCL	211,000	196,115
Turkey—0.5%
Mavi Giyim Sanayi Ve Ticaret AS, Class B*	29,116	184,536
Ulker Biskuvi Sanayi AS*	36,423	112,108
		296,644
United Arab Emirates—1.3%
Aramex PJSC	256,405	294,217
Emaar Malls PJSC	435,641	230,125
First Abu Dhabi Bank PJSC	49,182	204,397
		728,739
United States—9.5%
Air Lease Corp.	15,988	664,142
Kosmos Energy Ltd.†	45,440	287,181
Las Vegas Sands Corp.	39,668	2,200,384
Micron Technology, Inc.*	16,924	766,149
National Energy Services Reunited Corp.*	72,555	555,771
Philip Morris International, Inc.†	12,110	873,009

The accompanying notes are an integral part of the financial statements.

Annual Report 2019  |  69

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2019
BOSTON PARTNERS EMERGING MARKETS LONG/SHORT FUND	Portfolio Of Investments (continued)

	NUMBER OF SHARES	VALUE
United States—(continued)
Wynn Resorts Ltd.	1,766	$194,524
		5,541,160
TOTAL COMMON STOCKS (Cost $34,875,508)		36,392,514
PREFERRED STOCKS—4.4%
Brazil—0.3%
Cia Brasileira de Distribuicao, 1.844%	8,500	179,873
South Korea—4.1%
Samsung Electronics Co., Ltd., 3.845%	77,206	2,352,278
TOTAL PREFERRED STOCKS (Cost $2,459,617)		2,532,151
SHORT-TERM INVESTMENTS—28.8%
Morgan Stanley Institutional Liquidity Funds – Treasury Portfolio, Institutional Class, 1.95%(a)	16,845,457	16,845,457
TOTAL SHORT-TERM INVESTMENTS (Cost $16,845,457)		16,845,457
TOTAL INVESTMENTS—95.5% (Cost $54,180,582)		55,770,122
OTHER ASSETS IN EXCESS OF LIABILITIES—4.5%		2,654,008
NET ASSETS—100.0%		$58,424,130

ADR	—	American Depositary Receipt
PLC	—	Public Limited Company
SP ADR	—	Sponsored American Depositary Receipt
*	—	Non-income producing.
†	—	Security position is either entirely or partially held in a segregated account as collateral for securities sold short.
(a)	—	Seven-day yield as of August 31, 2019.
‡	—	Security has been valued at fair market value using significant unobservable inputs as determined in good faith by or under the direction of The RBB Fund, Inc.’s Board of Directors. As of August 31, 2019, these securities amounted to $0 or 0.0% of net assets.

Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of the financial statements.

70  |  Annual Report 2019

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2019
BOSTON PARTNERS EMERGING MARKETS LONG/SHORT FUND	Portfolio Of Investments (continued)

Contracts For Difference held by the Fund at August 31, 2019, are as follows:

REFERENCE COMPANY	COUNTERPARTY	EXPIRATION DATE	FINANCING RATE	PAYMENT FREQUENCY	NUMBER OF CONTRACTS LONG/ (SHORT)	NOTIONAL AMOUNT	UNREALIZED APPRECIATION (DEPRECIATION)
Long
Austria
Erste Group Bank AG	Goldman Sachs	9/15/2020	-0.26%	Monthly	9,005	$289,640	$(8,501)
Bermuda
Central European Media Entertainment, Class A	Goldman Sachs	9/15/2020	2.17	Monthly	64,411	298,867	(4,509)
Brazil
Mahle Metal Leve SA	Goldman Sachs	9/15/2020	2.17	Monthly	67,000	376,825	(14,069)
Canada
Yamana Gold, Inc.	Goldman Sachs	9/15/2020	2.17	Monthly	42,343	152,858	8,892
China
Agricultural Bank of China	Goldman Sachs	9/15/2020	1.93	Monthly	676,000	259,889	1,093
Alibaba Group Holding Ltd. - SP ADR	Goldman Sachs	12/31/2021	2.09	Monthly	2,911	509,512	11,060
Baidu Inc.-SP ADR	Goldman Sachs	12/31/2021	2.17	Monthly	971	101,441	(4,126)
Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., Class A	Goldman Sachs	9/15/2020	2.17	Monthly	76,700	1,201,801	35,734
Kweichow Moutai Co. Ltd.	Goldman Sachs	9/15/2020	2.17	Monthly	4,200	671,226	35,067
Shanghai Haohai Biological Technology Co., Ltd., Class H	Goldman Sachs	12/31/2021	1.93	Monthly	39,100	174,231	(8,144)
SINOPEC Engineering	Goldman Sachs	9/15/2020	1.93	Monthly	450,000	293,434	(18,386)
Tencent Holdings Ltd.	Goldman Sachs	12/31/2021	1.93	Monthly	34,300	1,416,094	(43,220)
Tencent Holdings Ltd.	Goldman Sachs	9/15/2020	2.09	Monthly	14,327	591,275	(1,383)
Wuliangye Yibin Co., Ltd., Class A	Goldman Sachs	9/15/2020	2.17	Monthly	51,700	1,023,707	75,291
Yantai Jereh Oilfield, Class A	Goldman Sachs	9/15/2020	2.17	Monthly	123,200	446,197	18,033
						6,688,807	101,019
Egypt
Commercial International Bank Egypt SAE	Goldman Sachs	12/31/2021	2.17	Monthly	127,663	618,491	34,377
Hong Kong
Champion Real Estate Investement Trust	Goldman Sachs	9/15/2020	1.93	Monthly	349,000	234,800	(5,694)
Fortune Real Estate Investment Trust	Goldman Sachs	9/15/2020	1.93	Monthly	322,000	369,446	(25,768)
Galaxy Entertainment Group, Class L	Goldman Sachs	9/15/2020	2.00	Monthly	68,000	436,470	0
Hang Lung Properties	Goldman Sachs	9/15/2020	1.93	Monthly	133,000	299,991	(4,491)
WH Group Ltd.	Goldman Sachs	9/15/2020	1.93	Monthly	1,437,500	1,151,960	(57,830)
						2,492,667	(93,783)
Israel
Gazit Globe Ltd.	Goldman Sachs	9/15/2020	0.25	Monthly	54,782	540,567	8,947
Tamar Petroleum Ltd. NPV	Goldman Sachs	9/15/2020	0.25	Monthly	33,789	90,645	4,479
						631,212	13,426
Japan
Suzuki Motor Co.	Goldman Sachs	9/15/2020	-0.10	Monthly	19,200	739,199	36,598
Mexico
Bolsa Mexicana De Valores	Goldman Sachs	9/15/2020	2.17	Monthly	176,800	327,020	15,888
Netherlands
Heineken NV	Goldman Sachs	9/15/2020	-0.41	Monthly	2,820	300,041	3,835
Russia
Sberbank of Russia PJSC - Sponsored ADR	Goldman Sachs	12/31/2021	2.09	Monthly	25,916	355,827	7,623
South Korea
Hana Financial Group, Inc.	Goldman Sachs	12/31/2021	2.17	Monthly	21,107	566,966	6,512
Samsung Electronics Co., Ltd.	Goldman Sachs	12/31/2021	2.17	Monthly	33,559	1,221,849	(13,988)
SK Hynix Inc.	Goldman Sachs	9/15/2020	2.17	Monthly	3,704	237,207	2,762
						2,026,022	(4,714)

The accompanying notes are an integral part of the financial statements.

Annual Report 2019  |  71

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2019
BOSTON PARTNERS EMERGING MARKETS LONG/SHORT FUND	Portfolio Of Investments (continued)

REFERENCE COMPANY	COUNTERPARTY	EXPIRATION DATE	FINANCING RATE	PAYMENT FREQUENCY	NUMBER OF CONTRACTS LONG/ (SHORT)	NOTIONAL AMOUNT	UNREALIZED APPRECIATION (DEPRECIATION)
Taiwan
Taiwan Semiconductor Manufacturing Co., Ltd.	Goldman Sachs	12/31/2021	2.17	Monthly	105,251	$864,808	$11,173
Taiwan Semiconductor	Goldman Sachs	9/15/2020	2.17	Monthly	4,097	174,655	374
Tripod Technology Corp.	Goldman Sachs	9/15/2020	2.17	Monthly	86,000	310,580	(1,851)
Wiwynn Corp.	Goldman Sachs	9/15/2020	2.17	Monthly	21,000	287,281	(12,539)
						1,637,324	(2,843)
United Kingdom
Georgia Capital	Goldman Sachs	9/15/2020	0.71	Monthly	28,508	346,191	(11,902)
Tullow Oil PLC	Goldman Sachs	9/15/2020	0.71	Monthly	58,722	146,734	372
						492,925	(11,530)
United States
Philip Morris International	Goldman Sachs	9/15/2020	2.09	Monthly	5,493	395,991	(14,109)
Total Long						17,823,716	67,600
Short
Australia
Fortescue Metals Group Ltd.	Goldman Sachs	9/15/2020	1.00	Monthly	(121,871)	$(657,517)	$(31,337)
Brazil
Gerdau SA - SP ADR	Goldman Sachs	9/15/2020	2.12	Monthly	(105,910)	(323,026)	(8,225)
Raia Drogasil SA	Goldman Sachs	9/15/2020	2.12	Monthly	(16,200)	(361,986)	(2,626)
Stone Co Ltd., Class A	Goldman Sachs	9/15/2020	2.12	Monthly	(8,829)	(265,576)	12,626
						(950,588)	1,775
China
AAC Technologies Holdings	Goldman Sachs	9/15/2020	0.48	Monthly	(111,500)	(478,879)	68,591
Autohome, Inc.	Goldman Sachs	9/15/2020	2.12	Monthly	(5,406)	(471,187)	(10,272)
China International Capital Corp. Ltd. Class H	Goldman Sachs	9/15/2020	0.48	Monthly	(127,200)	(219,344)	16,473
China Life Insurance Co., Ltd., Class H	Goldman Sachs	12/31/2021	0.48	Monthly	(166,000)	(388,011)	(1,013)
China Pacific Insurance Group, Ltd., Class H	Goldman Sachs	12/31/2021	0.48	Monthly	(83,800)	(334,493)	19,262
China Zhongwang Holdings Ltd.	Goldman Sachs	9/15/2020	0.48	Monthly	(834,800)	(342,248)	(29,477)
Cosco Shipping Holdings Co., Ltd.	Goldman Sachs	9/15/2020	0.48	Monthly	(739,500)	(263,585)	(4,505)
Huadian Power International Corp. Ltd., Class H	Goldman Sachs	12/31/2021	0.48	Monthly	(560,000)	(218,334)	3,882
Huaneng Power International Inc., Class H	Goldman Sachs	12/31/2021	0.48	Monthly	(380,000)	(208,557)	(2,697)
IMAX China Holding Inc.	Goldman Sachs	9/15/2020	0.48	Monthly	(75,800)	(163,794)	(1,821)
New China Life Insurance Co., Ltd., Class H	Goldman Sachs	12/31/2021	0.48	Monthly	(68,700)	(270,251)	34,651
Nio Inc. - SP ADR	Goldman Sachs	9/15/2020	2.12	Monthly	(37,354)	(106,832)	11,207
Parkson Retail Group Ltd.	Goldman Sachs	12/31/2021	0.48	Monthly	(850,000)	(68,184)	(4,248)
Semiconductor Manufacturing Co., Ltd.	Goldman Sachs	12/31/2020	0.48	Monthly	(523,500)	(574,073)	1,914
Xiaomi Corp., Class B	Citigroup	9/15/2020	0.00	Monthly	(461,800)	(500,646)	54,405
Zhaojin Mining	Goldman Sachs	9/15/2020	0.48	Monthly	(128,500)	(168,514)	226
						(4,776,932)	156,578
France
Edenred	Goldman Sachs	9/15/2020	-0.37	Monthly	(9,020)	(439,220)	2,365
Hong Kong
Café De Coral Holdings	Goldman Sachs	9/15/2020	0.48	Monthly	(96,000)	(305,859)	15,565
Cathay Pacific Airways	Goldman Sachs	9/15/2020	0.48	Monthly	(96,000)	(125,103)	5,359
China Power International	Goldman Sachs	9/15/2020	0.48	Monthly	(1,359,000)	(294,243)	24,596
China Taiping Insurance Holdings Co., Ltd.	Goldman Sachs	12/31/2021	0.48	Monthly	(96,800)	(217,215)	14,758
Fullshare Holdings	Goldman Sachs	9/15/2020	0.48	Monthly	(1,250,000)	(33,274)	(131)
Gome Retail Holdings Ltd.	Goldman Sachs	9/15/2020	0.48	Monthly	(3,942,000)	(356,338)	230
HK Electric Investments & HK Electric Investments Ltd.	Goldman Sachs	12/31/2021	0.48	Monthly	(492,000)	(471,112)	4,542
Hong Kong & China Gas Co., Ltd.	Goldman Sachs	12/31/2021	0.48	Monthly	(238,652)	(460,219)	60,237

The accompanying notes are an integral part of the financial statements.

72  |  Annual Report 2019

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2019
BOSTON PARTNERS EMERGING MARKETS LONG/SHORT FUND	Portfolio Of Investments (continued)

REFERENCE COMPANY	COUNTERPARTY	EXPIRATION DATE	FINANCING RATE	PAYMENT FREQUENCY	NUMBER OF CONTRACTS LONG/ (SHORT)	NOTIONAL AMOUNT	UNREALIZED APPRECIATION (DEPRECIATION)
Hong Kong—(continued)
Lee & Man Paper	Goldman Sachs	9/15/2020	0.48	Monthly	(546,000)	$(288,280)	$(9,050)
Lifestyle International Holdings Ltd.	Morgan Stanley	9/15/2020	0.61	Monthly	(194,500)	(217,297)	9,595
Nine Dragons Paper	Goldman Sachs	9/15/2020	0.48	Monthly	(469,000)	(354,345)	(7,428)
SJM Holdings Ltd.	Goldman Sachs	12/31/2021	0.48	Monthly	(609,000)	(573,993)	21,721
						(3,697,278)	139,994
India
Axis Bank	Goldman Sachs	9/15/2020	2.12	Monthly	(3,013)	(138,749)	2,401
Dr. Reddys Labs Ltd.	Goldman Sachs	9/15/2020	2.12	Monthly	(14,094)	(503,860)	(5,778)
						(642,609)	(3,377)
Indonesia
Unilever Indonesia TBK PT	Macquaire	9/18/2019	2.09	Monthly	(185,900)	(639,647)	(50,924)
Macao
MGM China Holdings	Goldman Sachs	9/15/2020	0.48	Monthly	(392,000)	(585,421)	16,754
Mexico
Grupo Televisa SAB - SP ADR	Goldman Sachs	9/15/2020	2.12	Monthly	(19,392)	(171,425)	(18,228)
Kimberly-Clark MXC	Goldman Sachs	9/15/2020	2.12	Monthly	(207,700)	(425,940)	(17,581)
Telesites SAB CV	Goldman Sachs	9/15/2020	2.12	Monthly	(256,800)	(161,449)	(4,498)
						(758,814)	(40,307)
Norway
Yara International	Goldman Sachs	9/15/2020	1.25	Monthly	(3,907)	(169,308)	(6,768)
Philippines
BDO Unibank Inc.	Macquaire	9/18/2019	2.10	Monthly	(134,460)	(384,742)	(12,165)
Poland
KGHM Polska Miedz	Goldman Sachs	9/15/2020	2.12	Monthly	(13,218)	(259,616)	(761)
PKN Orlen SA	Goldman Sachs	9/15/2020	2.12	Monthly	(9,612)	(218,691)	(339)
						(478,307)	(1,100)
Singapore
Genting Singapore Ltd.	Goldman Sachs	9/15/2020	1.62	Monthly	(815,100)	(522,046)	4,780
Golden Agri-Resources	Goldman Sachs	9/15/2020	1.38	Monthly	(2,741,500)	(522,622)	41,650
Sats Ltd. NPV	Goldman Sachs	9/15/2020	1.38	Monthly	(159,700)	(552,135)	2,627
SembCorp. Marine Ltd.	Morgan Stanley	12/31/2021	1.38	Monthly	(130,200)	(106,655)	10,498
Singapore Press Holdings Ltd.	Goldman Sachs	9/15/2020	1.38	Monthly	(230,300)	(329,983)	20,907
						(2,033,441)	80,462
South Africa
Dis-Chem Pharmacies Ltd.	Goldman Sachs	9/15/2020	6.34	Monthly	(129,983)	(190,663)	(15,273)
Momentum Metropolitan Holdings	Goldman Sachs	9/15/2020	6.34	Monthly	(308,789)	(334,668)	(14,813)
Nampak	Goldman Sachs	9/15/2020	6.34	Monthly	(214,695)	(130,896)	(3,744)
Pepkor Holdings Ltd.	Morgan Stanley	9/15/2020	6.51	Monthly	(196,378)	(215,425)	(12,374)
Rand Merchant Investment Holdings Ltd.	Goldman Sachs	9/15/2020	6.34	Monthly	(68,912)	(134,789)	(7,984)
						(1,006,441)	(54,188)
South Korea
Celltrion Health	Macquaire	9/18/2019	2.09	Monthly	(8,458)	(311,467)	(20,184)
Celltrion Inc.	Goldman Sachs	9/15/2020	2.12	Monthly	(3,263)	(424,416)	(5,661)
Helix Mith Co., Ltd.	Morgan Stanley	9/15/2020	2.12	Monthly	(784)	(118,652)	694
Hite Jinro Co. Ltd.	Goldman Sachs	9/15/2020	2.12	Monthly	(27,186)	(494,203)	2,255
Oil Corp. SWAP	Goldman Sachs	9/15/2020	2.12	Monthly	(7,541)	(603,506)	(31,299)
Paradise Co. Ltd.	Morgan Stanley	12/31/2021	2.12	Monthly	(44,798)	(599,892)	(19,911)
Samsung BioLogics Co. Ltd.	Goldman Sachs	9/15/2020	2.12	Monthly	(2,267)	(504,550)	27,612
Sillajen Inc.	Goldman Sachs	9/15/2020	2.12	Monthly	(6,748)	(58,667)	17,178
SK Networks Co. Ltd.	Morgan Stanley	9/15/2020	2.12	Monthly	(98,951)	(435,996)	7,388
						(3,551,349)	(21,928)
Taiwan
AU Optronics Corp.	Goldman Sachs	9/15/2020	2.12	Monthly	(599,000)	(156,014)	(8,972)
Cheng Shin Rubber	Goldman Sachs	9/15/2020	2.12	Monthly	(360,000)	(504,122)	(60,590)
China Airlines	Goldman Sachs	9/15/2020	2.12	Monthly	(1,873,000)	(550,897)	(12,549)

The accompanying notes are an integral part of the financial statements.

Annual Report 2019  |  73

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2019
BOSTON PARTNERS EMERGING MARKETS LONG/SHORT FUND	Portfolio Of Investments (continued)

REFERENCE COMPANY	COUNTERPARTY	EXPIRATION DATE	FINANCING RATE	PAYMENT FREQUENCY	NUMBER OF CONTRACTS LONG/ (SHORT)	NOTIONAL AMOUNT	UNREALIZED APPRECIATION (DEPRECIATION)
Taiwan—(continued)
Eclat Textile Co., Ltd.	Goldman Sachs	9/18/2019	2.12	Monthly	(29,000)	$(353,887)	$(6,727)
First Financial Holding Co.	Goldman Sachs	9/15/2020	2.12	Monthly	(806,990)	(552,298)	(30,294)
Hiwin Technologies Corp.	Macquaire	12/31/2021	2.09	Monthly	(52,530)	(425,039)	(16,242)
Largan Precision, Class C	Goldman Sachs	9/15/2020	2.12	Monthly	(2,000)	(248,344)	(6,313)
						(2,790,601)	(141,687)
Thailand
Airports of Thailand PCL	Morgan Stanley	9/15/2020	2.12	Monthly	(143,800)	(337,777)	(9,659)
Bumrungrad Hospital	Morgan Stanley	9/15/2020	2.12	Monthly	(53,400)	(241,337)	1,127
Thai Oil PCL	Morgan Stanley	9/15/2020	2.12	Monthly	(97,200)	(214,663)	(11,838)
						(793,777)	(20,370)
Total Short						(24,355,992)	13,777
Net unrealized gain/(loss) on Contracts For Difference							$81,377

The accompanying notes are an integral part of the financial statements.

74  |  Annual Report 2019

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2019
BOSTON PARTNERS EMERGING MARKETS LONG/SHORT FUND	Portfolio Of Investments (unaudited) (concluded)

A summary of the inputs used to value the Fund’s investments carried at fair value as of August 31, 2019 is as follows (see Notes to Portfolio of Investments):

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Common Stock
Belgium	$658,759	$658,759	$—	$—
Brazil	1,136,343	1,136,343	—	—
Chile	303,909	303,909	—	—
China	7,501,379	5,757,893	1,743,486	—
France	596,145	596,145	—	—
Hong Kong	1,682,669	823,329	859,340	—
Hungary	734,291	—	734,291	—
India	2,125,158	391,834	1,733,324	—
Ireland	59,835	—	59,835	—
Luxembourg	598,525	—	598,525	—
Macao	1,566,380	—	1,566,380	—
Mexico	1,411,139	1,411,139	—	—
Netherlands	751,591	751,591	—	—
Philippines	528,742	232,291	296,451	—	*
Portugal	689,590	—	689,590	—
Russia	1,435,337	1,030,743	404,594	—
Singapore	2,048,770	—	2,048,770	—
South Africa	4,587,642	1,417,062	3,170,580	—
South Korea	576,930	—	576,930	—
Taiwan	636,722	636,722	—	—
Thailand	196,115	—	196,115	—
Turkey	296,644	—	296,644	—
United Arab Emirates	728,739	—	728,739	—
United States	5,541,160	5,541,160	—	—
Preferred Stock
Brazil	179,873	179,873	—	—
South Korea	2,352,278	—	2,352,278	—
Short-Term Investments	16,845,457	16,845,457	—	—
Contracts For Difference
Equity Contracts	856,186	104,448	751,738	—
Total Assets	$56,626,308	$37,818,698	$18,807,610	$—	*

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Contracts For Difference
Equity Contracts	$(774,809)	$(159,766)	$(615,043)	$—
Total Liabilities	$(774,809)	$(159,766)	$(615,043)	$—

*	Value equals zero as of the end of the reporting period.

The accompanying notes are an integral part of the financial statements.

Annual Report 2019  |  75

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2019
BOSTON PARTNERS EMERGING MARKETS FUND	Portfolio Of Investments

	NUMBER OF SHARES	VALUE
COMMON STOCKS—76.5%
Belgium—1.2%
Anheuser-Busch InBev - SP ADR	1,166	$110,187
Brazil—2.7%
Ambev SA	16,200	73,665
Mahle-Metal Leve SA	11,500	64,679
Petroleo Brasileiro SA - SP ADR	3,598	48,753
Qualicorp SA	6,800	46,882
Tupy SA	5,000	21,034
		255,013
Chile—0.5%
Geopark Ltd.*	3,059	52,431
China—16.5%
Agricultural Bank of China Ltd., Class H	113,000	43,443
Alibaba Group Holding Ltd. - SP ADR*	3,467	606,829
Anton Oilfield Services	470,000	47,804
Baidu, Inc. - SP ADR*	159	16,611
China Construction Bank Corp., Class H	49,000	36,413
China Meidong Auto Holdings Ltd.	54,000	45,329
CRRC Corp. Ltd., Class H	75,000	51,482
Momo, Inc. - SP ADR	1,066	39,207
NetEase, Inc. - ADR	561	143,055
Ping An Insurance Group Co. of China Ltd., Class H	6,500	74,575
Sinopec Engineering Group Co. Ltd., Class H	76,000	49,558
Tencent Holdings Ltd.	6,300	260,099
Tencent Holdings Ltd. - ADR	2,531	104,454
Vipshop Holdings Ltd. - ADR*	4,831	40,435
		1,559,294
Egypt—1.1%
Commercial International Bank Egypt SAE	21,679	105,030
France—1.0%
TOTAL SA - SP ADR	1,967	98,193
Hong Kong—4.4%
China Mobile Ltd. - SP ADR	1,227	50,687
Galaxy Entertainment Group Ltd.	12,000	75,102
K Wah International Holdings Ltd.	138,000	71,679
Melco Resorts & Entertainment Ltd. - ADR	4,170	86,736
WH Group Ltd.	167,000	133,828
		418,032
Hungary—1.3%
OTP Bank PLC	3,074	122,575
India—3.7%
Gujarat State Petronet Ltd.	21,704	66,822
Hexaware Technologies Ltd.	7,935	43,022
Reliance Industries Ltd.	2,588	45,270
Tech Mahindra Ltd.	8,064	78,309
Zee Entertainment Enterprises Ltd.	22,896	119,555
		352,978
Ireland—0.1%
Kenmare Resources PLC	3,241	9,966
Japan—1.3%
Suzuki Motor Corp.	3,200	123,200
Luxembourg—1.1%
PLAY Communications SA	11,562	99,881
	NUMBER OF SHARES	VALUE
Macao—2.7%
Wynn Macau Ltd.	126,400	$251,896
Mexico—2.5%
Concentradora Fibra Danhos SA de CV	43,900	58,376
Credito Real SAB de CV SOFOM ER	22,400	24,835
Fibra Uno Administracion SA de CV	48,000	66,462
Industrias Bachoco SAB de CV	7,900	36,221
Macquarie Mexico Real Estate Management SA de CV	39,600	47,797
		233,691
Netherlands—1.8%
DP Eurasia NV*	17,325	19,437
Heineken NV	467	49,687
Unilever NV - ADR	1,634	101,455
		170,579
Philippines—0.9%
Altus San Nicolas Corp.*‡	1,610	0
First Gen Corp.	93,600	47,456
Robinsons Land Corp.	83,600	40,148
		87,604
Portugal—1.2%
Jeronimo Martins SGPS SA	6,879	113,518
Russia—1.8%
Sberbank of Russia PJSC - SP ADR	10,102	138,701
Yandex NV, Class A*	884	32,796
		171,497
Singapore—3.5%
DBS Group Holdings Ltd.	10,900	192,201
United Overseas Bank Ltd.	7,700	138,268
		330,469
South Africa—7.8%
Adcock Ingram Holdings Ltd.	21,269	80,861
Astral Foods Ltd.	7,259	75,999
AVI Ltd.	3,169	17,319
Barloworld Ltd.	7,969	58,370
Clover Industries Ltd.	12,979	19,466
Distell Group Holdings Ltd.	1,768	15,152
JSE Ltd.	4,038	34,340
Liberty Holdings Ltd.	5,667	40,957
Naspers Ltd.	1,552	353,182
Oceana Group Ltd.	9,607	44,334
		739,980
South Korea—4.5%
Hana Financial Group, Inc.	3,440	92,404
Innocean Worldwide	376	20,942
KB Financial Group, Inc.	2,248	73,449
Samsung Electronics Co., Ltd.	5,517	200,868
SK Hynix, Inc.	627	40,154
		427,817
Taiwan—2.6%
Taiwan Semiconductor Manufacturing Co. Ltd.	17,000	139,683
Taiwan Semiconductor Manufacturing Co., Ltd. - SP ADR	2,422	103,250
		242,933
Thailand—0.4%
Hana Microelectronics PCL	36,600	34,018

The accompanying notes are an integral part of the financial statements.

76  |  Annual Report 2019

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2019
BOSTON PARTNERS EMERGING MARKETS FUND	Portfolio Of Investments (continued)

	NUMBER OF SHARES	VALUE
Turkey—0.5%
Mavi Giyim Sanayi Ve Ticaret AS, Class B*	4,849	$30,733
Ulker Biskuvi Sanayi AS*	6,065	18,668
		49,401
United Arab Emirates—1.3%
Aramex PJSC	41,329	47,424
Emaar Malls PJSC	72,437	38,264
First Abu Dhabi Bank PJSC	8,201	34,083
		119,771
United Kingdom—0.6%
Georgia Capital PLC*	4,757	57,767
United States—9.5%
AIR LEASE Corp.	2,610	108,419
Kosmos Energy Ltd.	7,852	49,625
Las Vegas Sands Corp.	6,336	351,458
Micron Technology, Inc.*	2,823	127,797
National Energy Services Reunited Corp.*	11,949	91,529
Philip Morris International, Inc.	1,944	140,143
Wynn Resorts Ltd.	283	31,172
		900,143
TOTAL COMMON STOCKS (Cost $7,313,132)		7,237,864
	NUMBER OF SHARES	VALUE
PREFERRED STOCKS—0.3%
Brazil—0.3%
Cia Brasileira de Distribuicao, 1.844%	1,400	$29,626
TOTAL PREFERRED STOCKS (Cost $35,094)		29,626
SHORT-TERM INVESTMENTS—23.1%
Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio, Institutional Class, 1.95%(a)	2,188,667	2,188,667
TOTAL SHORT-TERM INVESTMENTS (Cost $2,188,667)		2,188,667
TOTAL INVESTMENTS—99.9% (Cost $9,536,893)		9,456,157
OTHER ASSETS IN EXCESS OF LIABILITIES—0.1%		12,112
NET ASSETS—100.0%		$9,468,269

ADR	—	American Depositary Receipt
PLC	—	Public Limited Company
SP ADR	—	Sponsored American Depositary Receipt
*	—	Non-income producing.
(a)	—	Seven-day yield as of August 31, 2019.
‡	—	Security has been valued at fair market value using significant unobservable inputs as determined in good faith by or under the direction of The RBB Fund, Inc.’s Board of Directors. As of August 31, 2019, these securities amounted to $0 or 0.0% of net assets.

Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of the financial statements.

Annual Report 2019  |  77

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2019
BOSTON PARTNERS EMERGING MARKETS FUND	Portfolio Of Investments (continued)

Contracts For Difference held by the Fund at August 31, 2019, are as follows:

REFERENCE COMPANY	COUNTERPARTY	EXPIRATION DATE	FINANCING RATE	PAYMENT FREQUENCY	NUMBER OF CONTRACTS LONG/ (SHORT)	NOTIONAL AMOUNT	UNREALIZED APPRECIATION (DEPRECIATION)
Long
Austria
Erste Group Bank	Goldman Sachs	9/15/2020	-0.27%	Monthly	1,443	$46,413	$(1,405)
Bermuda
Central European Media Enterprises, Class A	Goldman Sachs	9/15/2020	2.17	Monthly	10,632	49,333	(780)
China
Alibaba Group - SP ADR	Goldman Sachs	12/31/2021	2.09	Monthly	435	76,138	1,653
Hang Lung Properties Ltd.	Goldman Sachs	9/15/2020	1.93	Monthly	23,000	51,878	(776)
Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., Class A	Goldman Sachs	9/15/2020	2.17	Monthly	12,300	192,727	5,736
Kweichow Moutai	Goldman Sachs	9/15/2020	2.17	Monthly	700	111,871	5,844
Shanghai Haohai Biological, Class H	Goldman Sachs	12/31/2021	1.93	Monthly	6,500	28,964	(1,354)
Tencent Holdings Ltd.	Goldman Sachs	9/15/2020	2.09	Monthly	2,301	94,962	(222)
Wuliangye Yibin Co., Ltd., Class A	Goldman Sachs	9/15/2020	2.17	Monthly	8,700	172,268	12,644
Yantai Jereh Oilfield	Goldman Sachs	9/15/2020	2.17	Monthly	20,100	72,797	2,943
						801,605	26,468
Hong Kong
Champion REIT	Goldman Sachs	9/15/2020	1.93	Monthly	56,000	37,675	(888)
Fortune Real Estate Investors NPV REIT	Goldman Sachs	9/15/2020	1.93	Monthly	51,000	58,515	(3,967)
Galaxy Entertainment Group	Goldman Sachs	9/15/2020	2.00	Monthly	11,000	70,606	0
WH Group, Ltd.	Goldman Sachs	9/15/2020	2.00	Monthly	64,500	51,688	(1,915)
						218,484	(6,770)
Israel
Gazit-Globe Ltd.	Goldman Sachs	9/15/2020	0.25	Monthly	8,677	85,621	1,416
Tamar Petroleum Ltd.	Goldman Sachs	9/15/2020	0.25	Monthly	5,504	14,766	730
						100,387	2,146
Mexico
Bolsa Mexicana De Valores	Goldman Sachs	9/15/2020	2.17	Monthly	29,400	54,380	2,642
Russia
Gazprom Neft	Goldman Sachs	9/15/2020	2.17	Monthly	10,990	67,968	(757)
Serbank PJSC - SP ADR	Goldman Sachs	12/31/2021	2.09	Monthly	3,816	52,394	1,123
						120,362	366
South Korea
Samsung Electronics Co., Ltd.	Goldman Sachs	9/15/2020	2.17	Monthly	12,420	378,407	(2,815)
Taiwan
Taiwan Semiconductors	Goldman Sachs	9/15/2020	2.09	Monthly	657	28,008	60
Tripod Technology Corp.	Goldman Sachs	9/15/2020	2.17	Monthly	14,000	50,560	(302)
Wiwynn Corp.	Goldman Sachs	9/15/2020	2.17	Monthly	3,000	41,040	(1,789)
						119,608	(2,031)
United Kingdom
El Tullow Oil PLC	Goldman Sachs	9/15/2020	0.71	Monthly	9,664	24,148	61
United States
Philip Morris International	Goldman Sachs	9/15/2020	2.09	Monthly	882	63,583	(2,266)
Total Long						1,976,710	15,616
Net unrealized gain/(loss) on Contracts For Difference							$15,616

The accompanying notes are an integral part of the financial statements.

78  |  Annual Report 2019

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2019
BOSTON PARTNERS EMERGING MARKETS FUND	Portfolio Of Investments (unaudited) (concluded)

A summary of the inputs used to value the Fund’s investments carried at fair value as of August 31, 2019 is as follows (see Notes to Portfolio of Investments):

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Common Stock
Belgium	$110,187	$110,187	$—	$—
Brazil	255,013	255,013	—	—
Chile	52,431	52,431	—	—
China	1,559,294	950,591	608,703	—
Egypt	105,030	105,030	—	—
France	98,193	98,193	—	—
Hong Kong	418,032	137,423	280,609	—
Hungary	122,575	—	122,575	—
India	352,978	66,822	286,156	—
Ireland	9,966	—	9,966	—
Japan	123,200	—	123,200	—
Luxembourg	99,881	—	99,881	—
Macao	251,896	—	251,896	—
Mexico	233,691	233,691	—	—
Netherlands	170,579	120,892	49,687	—
Philippines	87,604	40,148	47,456	—	*
Portugal	113,518	—	113,518	—
Russia	171,497	171,497	—	—
Singapore	330,469	—	330,469	—
South Africa	739,980	230,248	509,732	—
South Korea	427,817	—	427,817	—
Taiwan	242,933	103,250	139,683	—
Thailand	34,018	—	34,018	—
Turkey	49,401	—	49,401	—
United Arab Emirates	119,771	—	119,771	—
United Kingdom	57,767	57,767	—	—
United States	900,143	900,143	—	—
Preferred Stock
Brazil	29,626	29,626	—	—
Short-Term Investments	2,188,667	2,188,667	—	—
Contracts For Difference
Equity Contracts	34,852	5,478	29,374	—
Total Assets	$9,491,009	$5,857,097	$3,633,912	$—	*

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Contracts For Difference
Equity Contracts	$(19,236)	$(3,268)	$(15,968)	$—
Total Liabilities	$(19,236)	$(3,268)	$(15,968)	$—

*	Value equals zero as of the end of the reporting period.

The accompanying notes are an integral part of the financial statements.

Annual Report 2019  |  79

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2019
BOSTON PARTNERS GLOBAL EQUITY ADVANTAGE FUND	Portfolio Of Investments

	NUMBER OF SHARES	VALUE
COMMON STOCKS—83.3%
Bermuda—1.4%
Axis Capital Holdings Ltd.	2,298	$141,074
Everest Re Group Ltd.	937	221,020
		362,094
Brazil—0.2%
Azul SA - ADR*	1,276	44,813
Canada—3.3%
Barrick Gold Corp.	18,352	355,765
Canadian Natural Resources Ltd.	5,586	133,461
Nutrien Ltd.	2,293	115,475
Stars Group, Inc. (The)*	6,357	96,592
Yamana Gold, Inc.	47,670	172,089
		873,382
Denmark—1.9%
AP Moller-Maersk A/S, Class B	101	107,567
Novo Nordisk A/S, Class B	7,495	390,507
		498,074
Finland—0.7%
Sampo Oyj, Class A	4,631	183,994
France—6.6%
Capgemini SA	2,383	285,929
Cie Generale des Etablissements Michelin SCA	674	70,958
Danone SA	6,556	587,346
Eiffage SA	1,355	140,409
Kering SA	238	115,322
TOTAL SA	7,169	358,009
Vinci SA	1,603	175,139
		1,733,112
Germany—0.8%
HeidelbergCement AG	3,014	209,306
Hong Kong—0.6%
Melco Resorts & Entertainment Ltd. - ADR	7,619	158,475
Hungary–0.5%
OTP Bank PLC	3,435	136,969
Ireland—1.5%
AIB Group PLC	27,323	69,089
Bank of Ireland Group PLC	19,636	74,670
CRH PLC	7,868	263,639
		407,398
Italy—0.2%
Leonardo SpA	3,620	44,481
Japan—7.7%
Asahi Group Holdings Ltd.	2,200	102,565
Bandai Namco Holdings, Inc.	3,200	188,025
Haseko Corp.	12,100	129,781
Hitachi Ltd.	7,800	266,076
Mitsubishi Estate Co. Ltd.	10,900	208,519
Nippon Telegraph & Telephone Corp.	6,000	287,627
Seven & i Holdings Co., Ltd.	5,200	183,905
Shionogi & Co. Ltd.	2,600	139,166
Sony Corp.	9,100	518,358
		2,024,022
Mexico—0.3%
Cemex SAB de CV - SP ADR	21,614	81,053
	NUMBER OF SHARES	VALUE
Netherlands—2.4%
ING Groep NV	22,249	$212,559
Koninklijke KPN NV	55,387	175,428
NXP Semiconductors NV	1,315	134,314
Royal Dutch Shell PLC, Class A	3,960	110,021
		632,322
South Korea—0.2%
KT Corp. - SP ADR	5,560	62,439
Spain—0.7%
Industria de Diseno Textil SA	6,090	188,447
Sweden—0.6%
Sandvik AB	10,834	155,610
Switzerland—1.7%
Roche Holding AG	539	147,287
STMicroelectronics NV	6,948	123,174
Swiss Re AG	2,007	193,624
		464,085
United Kingdom—5.6%
Avast PLC	18,116	84,013
Aviva PLC	22,283	96,199
Cineworld Group PLC	43,716	116,669
GlaxoSmithKline PLC	11,151	232,379
Imperial Brands PLC	5,707	147,885
Nomad Foods Ltd.*	6,058	122,069
Persimmon PLC	3,241	75,255
Tesco PLC	49,086	131,202
Tullow Oil PLC	65,544	163,781
Unilever PLC	3,805	240,392
Vodafone Group PLC	44,770	84,705
		1,494,549
United States—46.4%
Allstate Corp. (The)	2,782	284,849
Alphabet, Inc., Class C*	379	450,290
American Express Co.	3,153	379,527
Berkshire Hathaway, Inc., Class B*	3,521	716,207
Biogen, Inc.*	774	170,087
CDK Global, Inc.	2,352	101,512
CH Robinson Worldwide, Inc.	1,794	151,575
Chubb Ltd.	2,041	318,967
Cigna Corp.	1,569	241,579
Cisco Systems, Inc.	5,493	257,127
Citigroup, Inc.	3,402	218,919
Comcast Corp., Class A	9,670	427,994
Corteva, Inc.	6,775	198,643
CVS Health Corp.	6,401	389,949
Diamondback Energy, Inc.	1,583	155,261
Dover Corp.	1,820	170,607
DuPont de Nemours, Inc.	3,843	261,055
Eaton Corp. PLC	3,074	248,133
Fox Corp., Class A	7,780	258,063
Goldman Sachs Group Inc., (The)	907	184,946
GrafTech International Ltd.	4,393	53,551
Graphic Packaging Holding Co.	9,806	135,421
Johnson & Johnson	1,903	244,269
Kansas City Southern	1,363	171,465
KAR Auction Services, Inc.	963	25,577
Laboratory Corp. of America Holdings*	941	157,674
Las Vegas Sands Corp.	1,034	57,356
Lear Corp.	625	70,163

The accompanying notes are an integral part of the financial statements.

80  |  Annual Report 2019

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2019
BOSTON PARTNERS GLOBAL EQUITY ADVANTAGE FUND	Portfolio Of Investments

	NUMBER OF SHARES	VALUE
United States—(continued)
Lennar Corp., Class A	3,202	$163,302
Marathon Petroleum Corp.	3,549	174,646
Masco Corp.	3,236	131,802
McKesson Corp.	1,687	233,261
Medtronic PLC	3,699	399,085
Microsoft Corp.	5,321	733,553
Molson Coors Brewing Co., Class B	1,588	81,560
Mosaic Co. (The)	9,105	167,441
NetApp, Inc.	1,261	60,604
Oracle Corp.	6,616	344,429
Owens Corning	2,871	164,681
Parsley Energy, Inc., Class A	8,724	156,247
Pfizer, Inc.	4,533	161,148
Philip Morris International, Inc.	1,096	79,011
Pioneer Natural Resources Co.	1,124	138,724
ProPetro Holding Corp.*	4,146	44,155
PulteGroup, Inc.	5,730	193,674
Science Applications International Corp.	1,962	172,676
SYNNEX Corp.	1,184	99,231
TE Connectivity Ltd.	1,547	141,117
Tyson Foods, Inc., Class A	1,748	162,634
United Parcel Service, Inc., Class B	1,547	183,567
United Technologies Corp.	3,350	436,304
Verizon Communications, Inc.	9,233	536,991
Vistra Energy Corp.	13,834	345,158
Wells Fargo & Co.	5,806	270,386
		12,276,153
TOTAL COMMON STOCKS (Cost $21,591,413)		22,030,778
	NUMBER OF SHARES	VALUE
PREFERRED STOCKS—0.6%
Brazil—0.6%
Petroleo Brasileiro SA, 4.455%	25,800	$158,314
TOTAL PREFERRED STOCKS (Cost $171,426)		158,314
INVESTMENT COMPANY—12.8%
United States—12.8%
Campbell Advantage Fund	250,000	3,372,500
TOTAL INVESTMENT COMPANY (Cost $2,500,000)		3,372,500
SHORT TERM INVESTMENTS—3.1%
First American Treasury Obligations Fund, Class X, 2.02%(a)	812,203	812,203
TOTAL SHORT TERM INVESTMENTS (Cost $812,203)		812,203
TOTAL INVESTMENTS—100.0% (Cost $25,075,042)		26,373,795
OTHER ASSETS IN EXCESS OF LIABILITIES—0.2%		55,181
NET ASSETS—100.0%		$26,428,976

ADR	—	American Depositary Receipt
PLC	—	Public Limited Company
SP ADR	—	Sponsored American Depositary Receipt
*	—	Non-income producing.
(a)	—	7 day yield as of August 31, 2019.

Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of the financial statements.

Annual Report 2019  |  81

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2019
BOSTON PARTNERS GLOBAL EQUITY ADVANTAGE FUND	Portfolio Of Investments (concluded)

A summary of the inputs used to value the Fund’s investments carried at fair value as of August 31, 2019 is as follows (see Notes to Portfolio of Investments):

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Common Stock
Bermuda	$362,094	$362,094	$—	$—
Brazil	44,813	44,813	—	—
Canada	873,382	873,382	—	—
Denmark	498,074	—	498,074	—
Finland	183,994	—	183,994	—
France	1,733,112	—	1,733,112	—
Germany	209,306	—	209,306	—
Hong Kong	158,475	158,475	—	—
Hungary	136,969	—	136,969	—
Ireland	407,398	—	407,398	—
Italy	44,481	—	44,481	—
Japan	2,024,022	—	2,024,022	—
Mexico	81,053	81,053	—	—
Netherlands	632,322	134,314	498,008	—
South Korea	62,439	62,439	—	—
Spain	188,447	—	188,447	—
Sweden	155,610	—	155,610	—
Switzerland	464,085	—	464,085	—
United Kingdom	1,494,549	122,069	1,372,480	—
United States	12,276,153	12,276,153	—	—
Preferred Stock
Brazil	158,314	—	158,314	—
Investment Company
United States	3,372,500	3,372,500	—	—
Short-Term Investments	812,203	812,203	—	—
Total Assets	$26,373,795	$18,299,495	$8,074,300	$—

The accompanying notes are an integral part of the financial statements.

82  |  Annual Report 2019

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2019
STATEMENTS OF ASSETS AND LIABILITIES

	Boston Partners Small Cap Value Fund II	Boston Partners Long/Short Equity Fund	Boston Partners Long/Short Research Fund	Boston Partners All-Cap Value Fund
ASSETS
Investments in securities, at value †^	$530,383,731	$253,345,975	$3,239,131,549	$1,815,880,775
Investments purchased with proceeds from securities lending collateral, at value *	128,381,830	34,683,073	—	303,800,656
Short-term investments, at value **	13,618,474	2,791,849	12,689,655	42,544,557
Foreign currency, at value#	—	—	—	—
Offering costs	—	—	—	—
Receivables
Investments sold	—	6,338,272	35,820,307	21,551,324
Foreign currency deposits with brokers for securities sold short #	—	3,111,142	262,736,490	—
Deposits with brokers for contracts for difference	—	—	9,970,000	—
Deposits with brokers for securities sold short	—	133,503,706	1,290,707,674	—
Capital shares sold	333,418	240,888	2,102,611	1,512,146
Dividends and interest	660,210	491,077	7,704,268	3,759,692
Due from prime broker	—	—	—	—
Due from adviser	—	—	—	—
Unrealized appreciation on contracts for difference ◊	—	—	753,070	—
Prepaid expenses and other assets	41,817	25,982	149,074	104,554
Total assets	673,419,480	434,531,964	4,861,764,698	2,189,153,704
LIABILITIES
Securities sold short, at fair value ‡	—	141,136,159	1,552,390,821	—
Options written, at value +◊	—	642,730	—	—
Payables
Securities lending collateral (Note 8)	128,381,830	34,683,073	—	303,800,656
Investments purchased	—	1,047,001	27,546,681	—
Capital shares redeemed	218,022	200,304	3,728,144	1,701,036
Investment advisory fees	481,427	496,113	3,576,465	1,176,554
Custodian fees	2,949	78,034	—	10,236
Distribution and service fees	85,675	16,394	2,659	89,522
Dividends on securities sold short	—	27,482	2,737,696	—
Administration and accounting fees	16,400	50,264	307,886	51,657
Transfer agent fees	50,188	80,830	461,102	45,020
Audit and tax service fees	—	—	—	—
Unrealized depreciation on contracts for difference ◊	—	—	3,203,705	—
Other accrued expenses and liabilities	51,511	84,178	508,077	87,478
Total liabilities	129,288,002	178,542,562	1,594,463,236	306,962,159
Net Assets	$544,131,478	$255,989,402	$3,267,301,462	$1,882,191,545
NET ASSETS CONSIST OF:
Par value	$23,491	$14,582	$215,747	$75,452
Paid-in Capital	461,995,611	193,217,312	2,757,830,916	1,502,196,117
Total Distributable earnings/(loss)	82,112,376	62,757,508	509,254,799	379,919,976
Net Assets	$544,131,478	$255,989,402	$3,267,301,462	$1,882,191,545
INSTITUTIONAL CLASS
Net assets	$421,428,765	$227,833,809	$3,212,731,014	$1,561,229,094
Shares outstanding	17,996,631	12,841,117	212,061,462	62,521,767
Net asset value, offering and redemption price per share	$23.42	$17.74	$15.15	$24.97
INVESTOR CLASS
Net assets	$122,702,713	$28,155,593	$54,570,448	$320,962,451
Shares outstanding	5,494,025	1,740,988	3,685,106	12,930,366
Net asset value, offering and redemption price per share	$22.33	$16.17	$14.81	$24.82
† Investments in securities, at cost	$454,108,938	$208,002,562	$2,681,582,851	$1,449,696,606
^ Includes market value of securities on loan	$125,319,842	$34,014,339	$—	$298,505,854
* Investments purchased with proceeds from securities lending collateral, at cost	$128,381,830	$34,683,073	$—	$303,800,656
** Short-term investments, at cost	$13,618,474	$2,791,849	$12,689,655	$42,544,557
# Foreign currency, at cost	$—	$2,987,989	$265,216,081	$—
‡ Proceeds received, securities sold short	$—	$147,956,248	$1,474,380,483	$—
+ Premiums received, options written	$—	$807,650	$—	$—
◊ Primary risk exposure is equity contracts

The accompanying notes are an integral part of the financial statements.

Annual Report 2019  |  83

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2019
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

	WPG Partners Small/Micro Cap Value Fund	Boston Partners Global Equity Fund	Boston Partners Global Long/Short Fund
ASSETS
Investments in securities, at value †^	$21,926,185	$661,246,820	$607,809,938
Investments purchased with proceeds from securities lending collateral, at value *	1,998,279	8,824,253	—
Short-term investments, at value **	414,083	22,652,473	30,159,105
Foreign currency, at value#	—	815,950	—
Offering costs	—	—	—
Investments sold	96,334	168,335	1,640,348
Foreign currency deposits with brokers for securities sold short #	—	—	2,117,938
Deposits with brokers for contracts for difference	—	—	2,740,000
Deposits with brokers for securities sold short	—	—	315,279,756
Capital shares sold	328	61,377	164,220
Due from prime broker	—	—	—
Due from adviser	—	—	—
Dividends and interest	31,259	2,173,873	2,686,470
Unrealized appreciation on contracts for difference ◊	—	—	173,821
Prepaid expenses and other assets	13,632	43,652	37,499
Total assets	24,480,100	695,986,733	962,809,095
LIABILITIES
Securities sold short, at fair value ‡	—	—	312,472,517
Options written, at value +◊	—	—	9,963,114
Payables
Securities lending collateral (Note 8)	1,998,279	8,824,253	—
Investments purchased	156,129	2,870,848	10,626,091
Capital shares redeemed	—	100,020	1,200,429
Investment advisory fees	13,509	487,468	808,279
Custodian fees	1,886	—	8,970
Distribution and service fees	—	—	291
Dividends on securities sold short	—	—	760,653
Administration and accounting fees	3,080	8,469	31,248
Transfer agent fees	2,126	15,386	79,606
Audit and tax service fees	—	—	—
Unrealized depreciation on contracts for difference ◊	—	—	741,386
Other accrued expenses and liabilities	32,187	30,984	252,361
Total liabilities	2,207,196	12,337,428	336,944,945
Net Assets	$22,272,904	$683,649,305	$625,864,150
NET ASSETS CONSIST OF:
Par value	$1,689	$42,976	$58,287
Paid-in Capital	24,802,254	666,877,517	594,477,346
Total Distributable earnings/(loss)	(2,531,039)	16,728,812	31,328,517
Net Assets	$22,272,904	$683,649,305	$625,864,150
INSTITUTIONAL CLASS
Net assets	$22,272,904	$683,649,305	$611,254,077
Shares outstanding	1,688,578	42,975,814	56,910,159
Net asset value, offering and redemption price per share	$13.19	$15.91	$10.74
INVESTOR CLASS
Net assets	$—	$—	$14,610,073
Shares outstanding	—	—	1,377,327
Net asset value, offering and redemption price per share	$—	$—	$10.61
† Investments in securities, at cost	$22,162,551	$621,853,531	$560,772,616
^ Includes market value of securities on loan	$1,939,038	$8,677,138	$—
* Investments purchased with proceeds from securities lending collateral, at cost	$1,998,279	$8,824,253	$—
** Short-term investments, at cost	$414,083	$22,652,473	$30,159,105
# Foreign currency, at cost	$—	$820,930	$2,129,990
‡ Proceeds received, securities sold short	$—	$—	$313,481,617
+ Premiums received, options written	$—	$—	$8,925,175
◊ Primary risk exposure is equity contracts

The accompanying notes are an integral part of the financial statements.

84  |  Annual Report 2019

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2019
STATEMENTS OF ASSETS AND LIABILITIES (CONCLUDED)

	Boston Partners Emerging Markets Long/Short Fund	Boston Partners Emerging Markets Fund	Boston Partners Global Equity Advantage Fund
ASSETS
Investments in securities, at value †^	$38,924,665	$7,267,490	$25,561,592
Investments purchased with proceeds from securities lending collateral, at value *	—	—	—
Short-term investments, at value **	16,845,457	2,188,667	812,203
Foreign currency, at value#	37,968	8,887	27,506
Offering costs	—	—	44,693
Receivables
Investments sold	70,193	11,181	—
Foreign currency deposits with brokers for securities sold short #	—	—	—
Deposits with brokers for contracts for difference	2,734,859	10,000	—
Deposits with brokers for securities sold short	—	—	—
Capital shares sold	698	—	—
Due from prime broker	3,716	—	—
Due from adviser	—	—	64,680
Dividends and interest	100,241	15,708	47,226
Unrealized appreciation on contracts for difference ◊	856,186	34,852	—
Prepaid expenses and other assets	8,709	15,502	—
Total assets	59,582,692	9,552,287	26,557,900
LIABILITIES
Securities sold short, at fair value ‡	—	—	—
Options written, at value +◊	—	—	—
Payables
Securities lending collateral (Note 8)	—	—	—
Investments purchased	141,464	9,149	96,592
Capital shares redeemed	18,987	—	—
Investment advisory fees	112,359	2,021	—
Custodian fees	39,236	16,470	—
Distribution and service fees	—	—	—
Dividends on securities sold short	—	—	—
Administration and accounting fees	8,294	3,667	—
Transfer agent fees	3,549	1,228	282
Audit and tax service fees	—	—	28,748
Unrealized depreciation on contracts for difference ◊	774,809	19,236	—
Other accrued expenses and liabilities	59,864	32,247	3,302
Total liabilities	1,158,562	84,018	128,924
Net Assets	$58,424,130	$9,468,269	$26,428,976
NET ASSETS CONSIST OF:
Par value	$5,592	$1,031	$2,500
Paid-in Capital	62,087,930	10,308,360	24,997,500
Total Distributable earnings/(loss)	(3,669,392)	(841,122)	1,428,976
Net Assets	$58,424,130	$9,468,269	$26,428,976
INSTITUTIONAL CLASS
Net assets	$58,424,130	$9,468,269	$26,428,976
Shares outstanding	5,591,698	1,031,375	2,500,000
Net asset value, offering and redemption price per share	$10.45	$9.18	$10.57
INVESTOR CLASS
Net assets	$—	$—	$—
Shares outstanding	—	—	—
Net asset value, offering and redemption price per share	$—	$—	$—
† Investments in securities, at cost	$37,335,125	$7,348,226	$24,262,839
^ Includes market value of securities on loan	$—	$—	$—
* Investments purchased with proceeds from securities lending collateral, at cost	$—	$—	$—
** Short-term investments, at cost	$16,845,457	$2,188,667	$812,203
# Foreign currency, at cost	$35,948	$8,912	$27,673
‡ Proceeds received, securities sold short	$—	$—	$—
+ Premiums received, options written	$—	$—	$—
◊ Primary risk exposure is equity contracts

The accompanying notes are an integral part of the financial statements.

Annual Report 2019  |  85

BOSTON PARTNERS INVESTMENT FUNDS	For the Year Ended August 31, 2019
STATEMENTS OF OPERATIONS

	Boston Partners Small Cap Value Fund II	Boston Partners Long/Short Equity Fund	Boston Partners Long/Short Research Fund	Boston Partners All-Cap Value Fund
Investment Income
Dividends †	$10,868,521	$6,593,570	$101,702,277	$42,097,007
Interest	412,423	111,800	2,290,237	980,579
Income from securities loaned (Note 8)	261,942	162,205	—	546,484
Prime broker interest income	—	392,444	30,163,787	—
Total investment income	11,542,886	7,260,019	134,156,301	43,624,070
Expenses
Advisory fees (Note 2)	5,585,191	9,477,404	60,698,375	14,296,702
Transfer agent fees (Note 2)	472,292	273,566	2,669,544	1,132,895
Distribution fees (Investor Class) (Note 2)	324,992	95,054	213,020	976,084
Administration and accounting fees (Note 2)	170,642	164,664	1,530,127	572,982
Printing and shareholder reporting fees	59,034	44,983	311,364	168,708
Registration fees	50,898	42,328	92,233	85,561
Legal fees	37,346	35,459	383,919	135,195
Director’s fees	33,445	34,774	326,620	117,798
Audit and tax service fees	32,326	46,872	62,309	33,752
Custodian fees (Note 2)	26,569	187,175	677,915	73,082
Officer’s fees	21,142	23,085	223,319	81,579
Other expenses	15,370	19,037	164,249	60,153
Offering expense	—	—	—	—
Dividend expense on securities sold short	—	935,801	37,367,180	—
Total expenses before waivers and/or reimbursements	6,829,247	11,380,202	104,720,174	17,734,491
Less: waivers and/or reimbursements net of amounts recouped (Note 2) ■	(406,176)	(45,543)	—	(476,070)
Net expenses after waivers and/or reimbursements net of amounts recouped	6,423,071	11,334,659	104,720,174	17,258,421
Net investment income/(loss)	5,119,815	(4,074,640)	29,436,127	26,365,649

Net realized gain/(loss) from:
Investment securities	4,896,309	31,719,433	155,212,640	29,067,545
Purchased options **	—	(115,263)	—	—
Securities sold short	—	(13,433,345)	(133,964,592)	—
Options written **	—	4,364,136	—	—
Contracts for difference **	—	—	33,921,788	—
Foreign currency transactions	(31)	(84,511)	(22,189,984)	9,235
Net change in unrealized appreciation/(depreciation) on:
Investment securities	(73,206,238)	(124,100,712)	(713,775,653)	(181,342,148)
Purchased options **	—	122,212	—	—
Securities sold short	—	68,181,026	320,184,385	—
Options written **	—	(2,935,010)	—	—
Contracts for difference **	—	—	1,203,275	—
Foreign currency translation	26	59,009	13,612,377	(133)
Net realized and unrealized gain/(loss)	(68,309,934)	(36,223,025)	(345,795,764)	(152,265,501)
Net increase/(decrease) in net assets resulting from operations	$(63,190,119)	$(40,297,665)	$(316,359,637)	$(125,899,852)
† Net of foreign withholding taxes of	$(22,993)	$(83,198)	$(2,263,919)	$(166,421)
■	Includes Acquired fund fees and expenses. See Note 2 for more details.
** Primary risk exposure is equity contracts.

The accompanying notes are an integral part of the financial statements.

86  |  Annual Report 2019

BOSTON PARTNERS INVESTMENT FUNDS	For the Year Ended August 31, 2019
STATEMENTS OF OPERATIONS (CONTINUED)

	WPG Partners Small/Micro Cap Value Fund	Boston Partners Global Equity Fund	Boston Partners Global Long/Short Fund
Investment Income
Dividends †	$352,836	$16,532,434	$18,960,431
Interest	13,090	563,241	653,973
Income from securities loaned (Note 8)	18,743	89,395	—
Prime broker interest income	—	—	6,168,564
Total investment income	384,669	17,185,070	25,782,968
Expenses
Advisory fees (Note 2)	205,271	6,208,800	12,334,955
Transfer agent fees (Note 2)	13,065	409,457	517,800
Distribution fees (Investor Class) (Note 2)	—	—	50,020
Administration and accounting fees (Note 2)	25,762	194,270	260,689
Printing and shareholder reporting fees	108	19,175	74,550
Registration fees	24,168	28,668	59,034
Legal fees	1,348	42,022	60,761
Director’s fees	1,523	36,598	49,312
Audit and tax service fees	31,498	39,754	55,628
Custodian fees (Note 2)	10,821	105,139	80,526
Officer’s fees	806	25,698	34,369
Other expenses	2,320	17,590	19,671
Offering expense	—	—	—
Dividend expense on securities sold short	—	—	6,817,313
Total expenses before waivers and/or reimbursements	316,690	7,127,171	20,414,628
Less: waivers and/or reimbursements net of amounts recouped (Note 2) ■	(35,330)	(608,508)	—
Net expenses after waivers and/or reimbursements net of amounts recouped	281,360	6,518,663	20,414,628
Net investment income/(loss)	103,309	10,666,407	5,368,340

Net realized gain/(loss) from:
Investment securities	(1,256,510)	(23,736,886)	(16,141,448)
Purchased options **	—	—	—
Securities sold short	—	—	(370,518)
Options written **	—	—	1,774,280
Contracts for difference **	—	—	2,283,557
Foreign currency transactions	—	(120,449)	(744,996)
Net change in unrealized appreciation/(depreciation) on:
Investment securities	(4,803,121)	(38,407,882)	(66,208,382)
Purchased options **	—	—	—
Securities sold short	—	—	30,318,772
Options written **	—	—	(1,461,900)
Contracts for difference **	—	—	(232,794)
Foreign currency translation	—	(18,332)	(63,207)
Net realized and unrealized gain/(loss)	(6,059,631)	(62,283,549)	(50,846,636)
Net increase/(decrease) in net assets resulting from operations	$(5,956,322)	$(51,617,142)	$(45,478,296)
† Net of foreign withholding taxes of	$(1,772)	$(737,759)	$(641,652)
■ Includes Acquired fund fees and expenses. See Note 2 for more details.
** Primary risk exposure is equity contracts.

The accompanying notes are an integral part of the financial statements.

Annual Report 2019  |  87

BOSTON PARTNERS INVESTMENT FUNDS	For the Year Ended August 31, 2019
STATEMENTS OF OPERATIONS (CONCLUDED)

	Boston Partners Emerging Markets Long/Short Fund	Boston Partners Emerging Markets Fund	Boston Partners Global Equity Advantage Fund*
Investment Income
Dividends †	$1,074,163	$186,690	$125,334
Interest	368,913	35,078	6,224
Income from securities loaned (Note 8)	—	—	—
Prime broker interest income	388	—	—
Total investment income	1,443,464	221,768	131,558
Expenses
Advisory fees (Note 2)	1,117,812	75,861	67,086
Transfer agent fees (Note 2)	17,585	1,103	454
Distribution fees (Investor Class) (Note 2)	—	—	—
Administration and accounting fees (Note 2)	72,369	29,242	3,231
Printing and shareholder reporting fees	4,912	761	3,505
Registration fees	26,895	24,823	6,438
Legal fees	49,894	4,744	1,315
Director’s fees	3,007	1,598	—
Audit and tax service fees	51,105	41,611	28,748
Custodian fees (Note 2)	128,443	73,864	1,113
Officer’s fees	2,771	273	—
Other expenses	1,039	3,842	928
Offering expense	—	—	14,627
Dividend expense on securities sold short	—	—	—
Total expenses before waivers and/or reimbursements	1,475,832	257,722	127,445
Less: waivers and/or reimbursements net of amounts recouped (Note 2) ■	(291,221)	(162,027)	(110,276)
Net expenses after waivers and/or reimbursements net of amounts recouped	1,184,611	95,695	17,169
Net investment income/(loss)	258,853	126,073	114,389

Net realized gain/(loss) from:
Investment securities	(4,454,275)	(991,542)	(5,486)
Purchased options **	—	—	—
Securities sold short	16,209	—	—
Options written **	—	—	—
Contracts for difference **	431,402	291,449	—
Foreign currency transactions	(192,682)	(5,125)	21,320
Net change in unrealized appreciation/(depreciation) on:
Investment securities	4,216,421	751,459	1,298,753
Purchased options **	—	—	—
Securities sold short	—	—	—
Options written **	—	—	—
Contracts for difference **	(252,699)	(1,400)	—
Foreign currency translation	27,281	1,744	—
Net realized and unrealized gain/(loss)	(208,343)	46,585	1,314,587
Net increase/(decrease) in net assets resulting from operations	$50,510	$172,658	$1,428,976
† Net of foreign withholding taxes of	$(105,522)	$(18,186)	$(4,754)
* The Fund commenced operations on May 29, 2019.
■ Includes Acquired fund fees and expenses. See Note 2 for more details.
** Primary risk exposure is equity contracts.

The accompanying notes are an integral part of the financial statements.

88  |  Annual Report 2019

BOSTON PARTNERS INVESTMENT FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	Boston Partners Small Cap Value Fund II		Boston Partners Long/Short Equity Fund
	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018[1]	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018[2]
Increase/(decrease) in net assets from operations:
Net investment income/(loss)	$5,119,815	$4,165,801	$(4,074,640)	$(14,763,953)
Net realized gain/(loss) from investments and foreign currency	4,896,278	35,653,755	22,450,450	47,534,690
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	(73,206,212)	45,398,570	(58,673,475)	(37,259,134)
Net increase/(decrease) in net assets resulting from operations	(63,190,119)	85,218,126	(40,297,665)	(4,488,397)

Dividends and distributions to shareholders:
Institutional Class	(24,782,416)	(18,300,268)	(39,629,576)	(6,788,431)
Investor Class	(7,438,014)	(6,400,727)	(3,570,596)	(720,622)
Net decrease in net assets from dividends and distributions to shareholders	(32,220,430)	(24,700,995)	(43,200,172)	(7,509,053)

Capital transactions:
Institutional Class
Proceeds from shares sold	118,504,503	137,345,450	38,668,117	102,603,910
Reinvestment of distributions	24,557,730	18,092,538	33,235,863	5,867,217
Shares redeemed	(123,812,685)	(86,288,343)	(418,406,076)	(304,621,729)
Investor Class
Proceeds from shares sold	29,276,394	30,319,317	4,437,809	4,713,036
Reinvestment of distributions	7,318,410	6,316,311	3,529,676	716,185
Shares redeemed	(36,795,840)	(67,753,640)	(27,469,487)	(38,713,922)
Net increase/(decrease) in net assets from capital transactions	19,048,512	38,031,633	(366,004,098)	(229,435,303)
Total increase/(decrease) in net assets	(76,362,037)	98,548,764	(449,501,935)	(241,432,753)

Net assets:
Beginning of period	620,493,515	521,944,751	705,491,337	946,924,090
End of period	$544,131,478	$620,493,515	$255,989,402	$705,491,337

Share transactions:
Institutional Class
Shares sold	4,956,178	5,166,089	2,095,949	4,718,662
Shares reinvested	1,148,094	703,990	1,866,135	270,753
Shares redeemed	(5,270,333)	(3,235,880)	(22,879,083)	(14,202,057)
Net increase/(decrease)	833,939	2,634,199	(18,916,999)	(9,212,642)
Investor Class
Shares sold	1,325,727	1,188,640	263,262	235,731
Shares reinvested	358,044	256,656	217,077	35,827
Shares redeemed	(1,629,801)	(2,664,694)	(1,607,980)	(1,953,565)
Net increase/(decrease)	53,970	(1,219,398)	(1,127,641)	(1,682,007)

(1)	The following information was previously reported in the August 31, 2018 financial statements. See Note 9 for more details on the Securities and Exchange Commission’s (“SEC”) Final Rule on Disclosure Update and Simplification. Included in total dividends and distributions to shareholders was as follows: Institutional class had $(3,131,857) of net investment income and $(15,168,411) of net realized capital gains, and Investor class had $(786,948) of net investment income and $(5,613,779) of net realized capital gains during the year ended August 31, 2018. Undistributed/accumulated income net investment income/(loss) as of August 31, 2018 was $881,294.
(2)	The following information was previously reported in the August 31, 2018 financial statements. See Note 9 for more details on the SEC’s Final Rule on Disclosure Update and Simplification. Included in total dividends and distributions to shareholders was as follows: Institutional class had $(6,788,431) of net realized capital gains and Investor class had $(720,622) of net realized capital gains during the year ended August 31, 2018. Undistributed/accumulated net investment income/(loss) as of August 31, 2018 was $(9,628,861).

The accompanying notes are an integral part of the financial statements.

Annual Report 2019  |  89

BOSTON PARTNERS INVESTMENT FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

	Boston Partners Long/Short Research Fund		Boston Partners All-Cap Value Fund
	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018[1]	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018[2]
Increase/(decrease) in net assets from operations:
Net investment income/(loss)	$29,436,127	$(11,588,999)	$26,365,649	$16,073,569
Net realized gain/(loss) from investments and foreign currency	32,979,852	397,873,928	29,076,780	86,287,963
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	(378,775,616)	(240,490,868)	(181,342,281)	157,628,381
Net increase/(decrease) in net assets resulting from operations	(316,359,637)	145,794,061	(125,899,852)	259,989,913

Dividends and distributions to shareholders:
Institutional Class	(288,844,600)	—	(94,784,961)	(62,734,347)
Investor Class	(5,365,883)	—	(24,143,563)	(18,907,620)
Net decrease in net assets from dividends and distributions to shareholders	(294,210,483)	—	(118,928,524)	(81,641,967)

Capital transactions:
Institutional Class
Proceeds from shares sold	888,216,598	1,725,502,798	383,982,359	566,133,074
Reinvestment of distributions	123,003,382	—	80,182,626	52,423,689
Shares redeemed	(3,836,061,077)	(1,590,765,868)	(568,063,951)	(272,556,668)
Investor Class
Proceeds from shares sold	22,919,651	41,658,580	46,250,282	167,523,956
Reinvestment of distributions	5,351,175	—	23,512,998	18,427,873
Shares redeemed	(81,360,293)	(139,470,682)	(203,556,917)	(142,782,079)
Net increase/(decrease) in net assets from capital transactions	(2,877,930,564)	36,924,828	(237,692,603)	389,169,845
Total increase/(decrease) in net assets	(3,488,500,684)	182,718,889	(482,520,979)	567,517,791

Net assets:
Beginning of period	6,755,802,146	6,573,083,257	2,364,712,524	1,797,194,733
End of period	$3,267,301,462	$6,755,802,146	$1,882,191,545	$2,364,712,524

Share transactions:
Institutional Class
Shares sold	57,905,304	102,372,358	15,591,415	21,023,815
Shares reinvested	8,361,889	—	3,484,686	2,009,340
Shares redeemed	(253,044,783)	(94,541,695)	(23,090,761)	(10,090,987)
Net increase/(decrease)	(186,777,590)	7,830,663	(4,014,660)	12,942,168
Investor Class
Shares sold	1,485,426	2,523,186	1,831,239	6,274,736
Shares reinvested	371,609	—	1,026,320	709,583
Shares redeemed	(5,461,987)	(8,459,226)	(8,369,542)	(5,334,043)
Net increase/(decrease)	(3,604,952)	(5,936,040)	(5,511,983)	1,650,276

(1)	The following information was previously reported in the August 31, 2018 financial statements. See Note 9 for more details on the SEC’s Final Rule on Disclosure Update and Simplification. Undistributed/accumulated net investment income/(loss) as of August 31, 2018 was $286,748.
(2)	The following information was previously reported in the August 31, 2018 financial statements. See Note 9 for more details on the SEC’s Final Rule on Disclosure Update and Simplification. Included in total dividends and distributions to shareholders were as follows: Institutional class had $(10,210,846) of net investment income and $(52,523,501) of net realized capital gains, and Investor class had $(2,182,624) of net investment income and $(16,724,996) of net realized capital gains during the year ended August 31, 2018. Undistributed/accumulated income net investment income/(loss) as of August 31, 2018 was $11,901,867.

The accompanying notes are an integral part of the financial statements.

90  |  Annual Report 2019

BOSTON PARTNERS INVESTMENT FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

	WPG Partners Small/Micro Cap Value Fund		Boston Partners Global Equity Fund
	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018[1]	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018[2]
Increase/(decrease) in net assets from operations:
Net investment income/(loss)	$103,309	$74,602	$10,666,407	$5,648,895
Net realized gain/(loss) from investments and foreign currency	(1,256,510)	2,038,801	(23,857,335)	46,424,704
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	(4,803,121)	2,659,733	(38,426,214)	7,281,436
Net increase/(decrease) in net assets resulting from operations	(5,956,322)	4,773,136	(51,617,142)	59,355,035

Dividends and distributions to shareholders:
Institutional Class	(1,821,699)	(2,123,333)	(51,164,406)	(12,913,571)
Investor Class	—	—	—	—
Net decrease in net assets from dividends and distributions to shareholders	(1,821,699)	(2,123,333)	(51,164,406)	(12,913,571)

Capital transactions:
Institutional Class
Proceeds from shares sold	140,303	504,946	230,742,522	46,439,179
Reinvestment of distributions	1,747,841	2,038,894	50,626,116	12,899,308
Shares redeemed	(4,272,967)	(3,539,266)	(161,208,686)	(30,033,769)
Investor Class
Proceeds from shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
Net increase/(decrease) in net assets from capital transactions	(2,384,823)	(995,426)	120,159,952	29,304,718
Total increase/(decrease) in net assets	(10,162,844)	1,654,377	17,378,404	75,746,182

Net assets:
Beginning of period	32,435,748	30,781,371	666,270,901	590,524,719
End of period	$22,272,904	$32,435,748	$683,649,305	$666,270,901

Share transactions:
Institutional Class
Shares sold	10,622	29,909	13,882,358	2,527,611
Shares reinvested	132,714	123,869	3,304,577	711,097
Shares redeemed	(306,458)	(210,808)	(9,780,418)	(1,624,118)
Net increase/(decrease)	(163,122)	(57,030)	7,406,517	1,614,590
Investor Class
Shares sold	—	—	—	—
Shares reinvested	—	—	—	—
Shares redeemed	—	—	—	—
Net increase/(decrease)	—	—	—	—

(1)	The following information was previously reported in the August 31, 2018 financial statements. See Note 9 for more details on the SEC’s Final Rule on Disclosure Update and Simplification. Included in total dividends and distributions to shareholders were $(107,927) of net investment income and $(2,015,406) of net realized capital gains during the year ended August 31, 2018, and undistributed/accumulated net investment income/(loss) as of August 31, 2018 was $84,436.
(2)	The following information was previously reported in the August 31, 2018 financial statements. See Note 9 for more details on the SEC’s Final Rule on Disclosure Update and Simplification. Included in total dividends and distributions to shareholders were $(4,011,353) of net investment income and $(8,902,218) of net realized capital gains during the year ended August 31, 2018, and undistributed/accumulated net investment income/(loss) as of August 31, 2018 was $5,216,327.

The accompanying notes are an integral part of the financial statements.

Annual Report 2019  |  91

BOSTON PARTNERS INVESTMENT FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

	Boston Partners Global Long/Short Fund		Boston Partners Emerging Markets Long/Short Fund
	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018[1]	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018[2]
Increase/(decrease) in net assets from operations:
Net investment income/(loss)	$5,368,340	$(996,353)	$258,853	$(308,213)
Net realized gain/(loss) from investments and foreign currency	(13,199,125)	35,621,213	(4,199,346)	8,592
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	(37,647,511)	(17,081,700)	3,991,003	(5,868,792)
Net increase/(decrease) in net assets resulting from operations	(45,478,296)	17,543,160	50,510	(6,168,413)

Dividends and distributions to shareholders:
Institutional Class	(16,137,470)	—	(318,952)	(3,359,798)
Investor Class	(390,012)	—	—	—
Net decrease in net assets from dividends and distributions to shareholders	(16,527,482)	—	(318,952)	(3,359,798)

Capital transactions:
Institutional Class
Proceeds from shares sold	278,122,015	287,667,267	14,109,573	28,375,843
Reinvestment of distributions	14,614,857	—	312,795	3,358,724
Shares redeemed	(534,235,179)	(399,562,572)	(13,974,868)	(20,790,252)
Investor Class
Proceeds from shares sold	5,601,799	11,181,778	—	—
Reinvestment of distributions	384,274	—	—	—
Shares redeemed	(13,841,421)	(21,869,620)	—	—
Net increase/(decrease) in net assets from capital transactions	(249,353,655)	(122,583,147)	447,500	10,944,315
Total increase/(decrease) in net assets	(311,359,433)	(105,039,987)	179,058	1,416,104

Net assets:
Beginning of period	937,223,583	1,042,263,570	58,245,072	56,828,968
End of period	$625,864,150	$937,223,583	$58,424,130	$58,245,072
Share transactions:
Institutional Class
Shares sold	25,515,260	24,582,710	1,390,778	2,360,400
Shares reinvested	1,371,000	—	32,314	294,625
Shares redeemed	(49,275,262)	(34,220,197)	(1,385,704)	(1,789,266)
Net increase/(decrease)	(22,389,002)	(9,637,487)	37,388	865,759
Investor Class
Shares sold	528,313	967,934	—	—
Shares reinvested	36,459	—	—	—
Shares redeemed	(1,290,716)	(1,888,526)	—	—
Net increase/(decrease)	(725,944)	(920,592)	—	—

(1)	The following information was previously reported in the August 31, 2018 financial statements. See Note 9 for more details on the SEC’s Final Rule on Disclosure Update and Simplification. Undistributed/accumulated net investment income/(loss) as of August 31, 2018 was $334,771.
(2)	The following information was previously reported in the August 31, 2018 financial statements. See Note 9 for more details on the SEC’s Final Rule on Disclosure Update and Simplification. Included in total dividends and distributions to shareholders were $(1,225,534) of net investment income and $(2,134,264) of net realized capital gains during the year ended August 31, 2018, and undistributed/accumulated net investment income/(loss) as of August 31, 2018 was $(645,034).

The accompanying notes are an integral part of the financial statements.

92  |  Annual Report 2019

BOSTON PARTNERS INVESTMENT FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)

	Boston Partners Emerging Markets Fund		Boston Partners Global Equity Advantage Fund
	For the Year Ended August 31, 2019	For the Period Ended August 31, 2018*[1]	For the Period Ended August 31, 2019**
Increase/(decrease) in net assets from operations:
Net investment income/(loss)	$126,073	$42,575	$114,389
Net realized gain/(loss) from investments and foreign currency	(705,218)	(202,512)	15,834
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	751,803	(816,489)	1,298,753
Net increase/(decrease) in net assets resulting from operations	172,658	(976,426)	1,428,976

Dividends and distributions to shareholders:
Institutional Class	—	(37,354)	—
Net decrease in net assets from dividends and distributions to shareholders	—	(37,354)	—

Capital transactions:
Institutional Class
Proceeds from shares sold	1,000,000	9,272,037	25,000,000
Reinvestment of distributions	—	37,354	—
Shares redeemed	—	—	—
Net increase/(decrease) in net assets from capital transactions	1,000,000	9,309,391	25,000,000
Total increase/(decrease) in net assets	1,172,658	8,295,611	26,428,976

Net assets:
Beginning of period	8,295,611	—	—
End of period	$9,468,269	$8,295,611	$26,428,976

Share transactions:
Institutional Class
Shares sold	122,398	905,226	2,500,000
Shares reinvested	—	3,751	—
Shares redeemed	—	—	—
Net increase/(decrease)	122,398	908,977	2,500,000

*	The Fund commenced operations on October 17, 2017.
**	The Fund commenced operations on May 29, 2019.
(1)	The following information was previously reported in the August 31, 2018 financial statements. See Note 9 for more details on the SEC’s Final Rule on Disclosure Update and Simplification. Included in total dividends and distributions to shareholders was $(37,354) of net investment income, and undistributed/accumulated net investment income/(loss) as of August 31, 2018 was $(28,752).

The accompanying notes are an integral part of the financial statements.

Annual Report 2019  |  93

BOSTON PARTNERS INVESTMENT FUNDS
FINANCIAL HIGHLIGHTS	Per Share Operating Performance

Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)*	Net Realized and Unrealized Gain/ (Loss) on Investments	Net Increase/ (Decrease) in Net Assets Resulting from Operations	Dividends to Shareholders from Net Investment Income	Distributions to Shareholders from Net Realized Gains	Total Dividend and Distributions to Shareholders	Redemption Fees*^
Boston Partners Small Cap Value Fund II
Institutional Class
8/31/19	$27.74	$0.23	$(3.12)	$(2.89)	$(0.12)	$(1.31)	$(1.43)	$—
8/31/18	24.96	0.21	3.75	3.96	(0.20)	(0.98)	(1.18)	—
8/31/17	23.00	0.13	2.38	2.51	(0.21)	(0.34)	(0.55)	—
8/31/16	21.89	0.18	2.00	2.18	(0.12)	(0.95)	(1.07)	—	[3]
8/31/15	22.65	0.21	(0.54)	(0.33)	(0.15)	(0.28)	(0.43)	—
Investor Class
8/31/19	$26.53	$0.16	$(2.99)	$(2.83)	$(0.06)	$(1.31)	$(1.37)	$—
8/31/18	23.92	0.14	3.59	3.73	(0.14)	(0.98)	(1.12)	—
8/31/17	22.06	0.07	2.29	2.36	(0.16)	(0.34)	(0.50)	—
8/31/16	21.04	0.12	1.92	2.04	(0.07)	(0.95)	(1.02)	—	[3]
8/31/15	21.79	0.14	(0.51)	(0.37)	(0.10)	(0.28)	(0.38)	—
Boston Partners Long/Short Equity Fund
Institutional Class
8/31/19	$20.51	$(0.18)	$(1.06)	$(1.24)	$—	$(1.53)	$(1.53)	$—
8/31/18	20.96	(0.35)	0.07	(0.28)	—	(0.17)	(0.17)	—
8/31/17	20.09	(0.26)	1.13	0.87	—	—	—	—
8/31/16	19.04	(0.35)	3.04	2.69	—	(1.64)	(1.64)	—	[3]
8/31/15	22.65	(0.84)	(1.01)	(1.85)	—	(1.77)	(1.77)	0.01
Investor Class
8/31/19	$18.88	$(0.20)	$(0.98)	$(1.18)	$—	$(1.53)	$(1.53)	$—
8/31/18	19.36	(0.38)	0.07	(0.31)	—	(0.17)	(0.17)	—
8/31/17	18.60	(0.29)	1.05	0.76	—	—	—	—
8/31/16	17.79	(0.37)	2.82	2.45	—	(1.64)	(1.64)	—	[3]
8/31/15	21.33	(0.84)	(0.94)	(1.78)	—	(1.77)	(1.77)	0.01
Boston Partners Long/Short Research Fund
Institutional Class
8/31/19	$16.64	$0.09	$(0.79)	$(0.70)	$(0.01)	$(0.78)	$(0.79)	$—
8/31/18	16.27	(0.03)	0.40	0.37	—	—	—	—
8/31/17	15.23	(0.12)	1.16	1.04	—	—	—	—
8/31/16	15.20	(0.06)[4]	0.67	0.61	—	(0.58)	(0.58)	—	[3]
8/31/15	15.14	(0.14)	0.40	0.26	—	(0.20)	(0.20)	—	[3]
Investor Class
8/31/19	$16.31	$0.06	$(0.78)	$(0.72)	$—	$(0.78)	$(0.78)	$—
8/31/18	15.99	(0.08)	0.40	0.32	—	—	—	—
8/31/17	15.00	(0.15)	1.14	0.99	—	—	—	—
8/31/16	15.01	(0.09)[4]	0.66	0.57	—	(0.58)	(0.58)	—	[3]
8/31/15	15.00	(0.18)	0.39	0.21	—	(0.20)	(0.20)	—	[3]
*	Calculated based on average shares outstanding for the period.
^	Effective January 1, 2016, the Funds do not impose a redemption fee. Prior to January 1, 2016, there was a 1.00% redemption fee on shares redeemed that were held 60 days or less on BP Small Cap Value Fund II and BP Long/Short Research Fund. There was a 2.00% redemption fee on shares redeemed that were held 365 days or less on the BP Long/Short Equity Fund. The redemption fees were retained by the Funds for the benefit of the remaining shareholders and recorded as paid-in capital.

The accompanying notes are an integral part of the financial statements.

94  |  Annual Report 2019

BOSTON PARTNERS INVESTMENT FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)	Per Share Operating Performance

Net Asset Value, End of Period	Total Investment Return[1,2]	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets With Waivers, Reimbursements and Recoupment if any[5]	Ratio of Expenses to Average Net Assets With Waivers, Reimbursements and Recoupments if any (Excluding Dividend and Interest Expense)	Ratio of Expenses to Average Net Assets Without Waivers, Reimbursements and Recoupments if any	Ratio of Net Investment Income/(Loss) to Average Net Assets With Waivers and Reimbursements	Portfolio Turnover Rate

$23.42	(9.92%)	$421,429	1.10%	N/A	1.16%	0.97%	29%
27.74	16.25	476,179	1.10	N/A	1.14	0.78	40
24.96	10.92	362,674	1.10	N/A	1.18	0.53	24
23.00	10.67	279,049	1.10	N/A	1.22	0.86	29
21.89	(1.45)	180,057	1.10	N/A	1.23	0.91	14

$22.33	(10.20%)	$122,703	1.35%	N/A	1.41%	0.72%	29%
26.53	15.94	144,315	1.35	N/A	1.39	0.53	40
23.92	10.68	159,271	1.35	N/A	1.43	0.28	24
22.06	10.38	126,461	1.35	N/A	1.47	0.61	29
21.04	(1.68)	129,474	1.35	N/A	1.48	0.66	14

$17.74	(6.05%)	$227,834	2.67%	2.45%	2.68%	(0.94%)	64%
20.51	(1.38)	651,325	3.01	2.37	3.01	(1.62)	58
20.96	4.33	858,821	2.80	2.39	2.80	(1.21)	63
20.09	15.36	731,894	3.57	2.46	3.57	(1.79)	72
19.04	(8.35)	493,751	5.64	2.47	5.64	(4.22)	75

$16.17	(6.27%)	$28,156	2.92%	2.70%	2.93%	(1.19%)	64%
18.88	(1.65)	54,167	3.26	2.62	3.26	(1.87)	58
19.36	4.09	88,103	3.05	2.64	3.05	(1.46)	63
18.60	15.07	97,417	3.82	2.71	3.82	(2.04)	72
17.79	(8.55)	94,459	5.89	2.72	5.89	(4.47)	75

$15.15	(4.05%)	$3,212,731	2.15%	1.38%	2.15%	0.62%	60%
16.64	2.27	6,636,897	2.09	1.34	2.09	(0.19)	60
16.27	6.83	6,361,628	2.23	1.37	2.23	(0.75)	54
15.23	4.10	6,403,404	2.51	1.41	2.51	(0.38)[4]	53
15.20	1.73	6,738,894	2.43	1.39	2.43	(0.92)	62

$14.81	(4.27%)	$54,570	2.40%	1.63%	2.40%	0.37%	60%
16.31	2.00	118,905	2.34	1.59	2.34	(0.44)	60
15.99	6.60	211,455	2.48	1.63	2.48	(1.00)	54
15.00	3.88	259,400	2.76	1.66	2.76	(0.63)[4]	53
15.01	1.41	300,586	2.68	1.64	2.68	(1.17)	62
[1]	Total return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of the period and is not annualized if period is less than one year.
[2]	Redemption fees, if any, are reflected in total return calculations.
[3]	Amount is less than $0.005 per share.
[4]	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.10) and $(0.13) for Institutional Class and Investor Class, respectively. The ratio of net investment loss would have been (0.66)% and (0.91)% for Institutional Class and Investor Class, respectively.
[5]	Beginning on September 1, 2018, the expense limitation includes acquired fund fees and expenses (AFFE). AFFE are not reflected as expenses in these financial statements and therefore this may cause the net expense ratios after waivers/reimbursements to be lower than the expense limitation in place.

The accompanying notes are an integral part of the financial statements.

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BOSTON PARTNERS INVESTMENT FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)	Per Share Operating Performance

Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)*		Net Realized and Unrealized Gain/ (Loss) on Investments	Net Increase/ (Decrease) in Net Assets Resulting from Operations	Dividends to Shareholders from Net Investment Income	Distributions to Shareholders from Net Realized Gains	Total Dividend and Distributions to Shareholders	Redemption Fees*^
Boston Partners All-Cap Value Fund
Institutional Class
8/31/19	$27.86	$0.34		$(1.76)	$(1.42)	$(0.29)	$(1.18)	$(1.47)	$—
8/31/18	25.57	0.22		3.20	3.42	(0.18)	(0.95)	(1.13)	—
8/31/17	23.12	0.20		3.17	3.37	(0.27)	(0.65)	(0.92)	—
8/31/16	22.08	0.30		2.15	2.45	(0.30)	(1.11)	(1.41)	—
8/31/15	23.00	0.30		(0.08)	0.22	(0.22)	(0.92)	(1.14)	—
Investor Class
8/31/19	$27.69	$0.27		$(1.75)	$(1.48)	$(0.21)	$(1.18)	$(1.39)	$—
8/31/18	25.42	0.16		3.18	3.34	(0.12)	(0.95)	(1.07)	—
8/31/17	23.00	0.14		3.15	3.29	(0.22)	(0.65)	(0.87)	—
8/31/16	21.98	0.25		2.13	2.38	(0.25)	(1.11)	(1.36)	—
8/31/15	22.90	0.25		(0.08)	0.17	(0.17)	(0.92)	(1.09)	—
WPG Partners Small/Micro Cap Value Fund
Institutional Class
8/31/19	$17.52	$0.06		$(3.36)	$(3.30)	$(0.05)	$(0.98)	$(1.03)	$—
8/31/18	16.13	0.04		2.50	2.54	(0.06)	(1.09)	(1.15)	—
8/31/17	15.50	0.05		0.65	0.70	(0.07)	—	(0.07)	—
8/31/16	15.40	0.07		0.46	0.53	(0.10)	(0.33)	(0.43)	—
8/31/15	20.42	0.13		(2.84)	(2.71)	(0.13)	(2.18)	(2.31)	—	[4]
Boston Partners Global Equity Fund
Institutional Class
8/31/19	$18.73	$0.25		$(1.79)	$(1.54)	$(0.18)	$(1.10)	$(1.28)	$—
8/31/18	17.39	0.16		1.56	1.72	(0.12)	(0.26)	(0.38)	—
8/31/17	15.60	0.14		1.95	2.09	(0.30)	—	(0.30)	—
8/31/16	14.66	0.35	[5]	0.66	1.01	(0.05)	(0.02)	(0.07)	—
8/31/15	15.59	0.13		(0.40)	(0.27)	(0.14)	(0.52)	(0.66)	—
*	Calculated based on average shares outstanding.
^	Effective January 1, 2016, the Funds do not impose a redemption fee. Prior to January 1, 2016, there was a 1.00% redemption fee on shares redeemed that were held 60 days or less on BP Global Equity Fund. The WPG Small/Micro Cap Value Fund had a 2.00% redemption fee on shares redeemed within 60 days of purchase. The redemption fees were retained by the Funds for the benefit of the remaining shareholders and recorded as paid-in capital.

The accompanying notes are an integral part of the financial statements.

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FINANCIAL HIGHLIGHTS (CONTINUED)	Per Share Operating Performance

Net Asset Value, End of Period	Total Investment Return[1,2]	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets With Waivers, Reimbursements and Recoupment if any[6]	Ratio of Expenses to Average Net Assets With Waivers, Reimbursements and Recoupments if any (Excluding Dividend and Interest Expense)	Ratio of Expenses to Average Net Assets Without Waivers, Reimbursements and Recoupments if any	Ratio of Net Investment Income/(Loss) to Average Net Assets With Waivers and Reimbursements	Portfolio Turnover Rate

$24.97	(4.65%)	$1,561,229	0.80%	N/A	0.82%	1.34%	33%
27.86	13.70	1,853,976	0.80	N/A	0.80	0.83	33
25.57	14.88	1,370,288	0.80	N/A	0.88	0.83	27
23.12	11.68	1,016,106	0.77	N/A	0.96	1.41	30 [3]
22.08	0.88	793,098	0.70	N/A	0.95	1.32	33

$24.82	(4.90%)	$320,962	1.05%	N/A	1.07%	1.09%	33%
27.69	13.44	510,737	1.05	N/A	1.05	0.58	33
25.42	14.56	426,904	1.05	N/A	1.13	0.58	27
23.00	11.39	347,954	1.02	N/A	1.21	1.16	30 [3]
21.98	0.66	248,643	0.95	N/A	1.20	1.07	33

$13.19	(18.85%)	$22,273	1.10%	N/A	1.23%	0.40%	79%
17.52	16.16	32,436	1.09	N/A	1.11	0.23	80
16.13	4.50	30,781	1.10	N/A	1.29	0.30	78
15.50	3.74	33,929	1.10	N/A	1.55	0.47	62
15.40	(14.01)	36,461	1.10	N/A	1.41	0.78	80

$15.91	(7.92%)	$683,649	0.95%	N/A	1.03%	1.55%	97%
18.73	9.93	666,271	0.95	N/A	1.03	0.88	80
17.39	13.59	590,525	0.95	N/A	1.04	0.84	83
15.60	6.90	415,999	0.95	N/A	1.10	2.38 [5]	80
14.66	(1.75)	279,978	0.95	N/A	1.24	0.86	98
[1]	Total return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of the period and is not annualized if period is less than one year.
[2]	Redemption fees, if any, are reflected in total return calculations.
[3]	Portfolio turnover rate excludes securities delivered/received from processing redemptions/subscriptions in-kind.
[4]	Amount is less than $0.005.
[5]	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.18. The ratio of net investment income would have been 1.25%.
[6]	Beginning on September 1, 2018, the expense limitation includes acquired fund fees and expenses (AFFE). AFFE are not reflected as expenses in these financial statements and therefore this may cause the net expense ratios after waivers/reimbursements to be lower than the expense limitation in place.

The accompanying notes are an integral part of the financial statements.

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BOSTON PARTNERS INVESTMENT FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)	Per Share Operating Performance

Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)*	Net Realized and Unrealized Gain/ (Loss) on Investments	Net Increase/ (Decrease) in Net Assets Resulting from Operations	Dividends to Shareholders from Net Investment Income	Distributions to Shareholders from Net Realized Gains	Total Dividend and Distributions to Shareholders
Boston Partners Global Long/Short Fund
Institutional Class
8/31/19	$11.52	$0.07	$(0.65)	$(0.58)	$—	$(0.20)	$(0.20)
8/31/18	11.34	(0.01)	0.19	0.18	—	—	—
8/31/17	10.90	(0.11)	0.57	0.46	(0.02)	—	(0.02)
8/31/16	10.55	0.05 [7]	0.34	0.39	—	(0.04)	(0.04)
8/31/15	10.30	(0.13)	0.38	0.25	—	—	—
Investor Class
8/31/19	$11.40	$0.05	$(0.84)	$(0.79)	$—	$—	$—
8/31/18	11.25	(0.04)	0.19	0.15	—	—	—
8/31/17	10.85	(0.13)	0.54	0.41	(0.01)	—	(0.01)
8/31/16	10.51	0.02 [7]	0.36	0.38	—	(0.04)	(0.04)
8/31/15	10.29	(0.16)	0.38	0.22	—	—	—
Boston Partners Emerging Markets Long/Short Fund
Institutional Class
8/31/19	$10.49	$0.04	$(0.03)	$0.01	$—	$(0.05)	$(0.05)
8/31/18	12.12	(0.05)	(0.87)	(0.92)	(0.26)	(0.45)	(0.71)
8/31/17	11.15	(0.07)	1.96	1.89	(0.82)	(0.10)	(0.92)
12/15/15** through 8/31/16	10.00	(0.09)	1.24	1.15	—	—	—
Boston Partners Emerging Markets Fund
Institutional Class
8/31/19	$9.13	$0.13	$(0.08)	$0.05	$—	$—	$—
10/17/17** through 8/31/18	$10.00	$0.05	$(0.86)	$(0.81)	$(0.06)	$—	$(0.06)
Boston Partners Global Equity Advantage Fund
Institutional Class
5/29/19** through 8/31/19	$10.00	$0.05	$0.52	$0.57	$—	$—	$—
*	Calculated based on average shares outstanding, unless otherwise noted.
**	Commencement of operations.
^	Effective January 1, 2016, the Funds do not impose a redemption fee. Prior to January 1, 2016, there was a 1.00% redemption fee on shares redeemed that were held 60 days or less on BP Global Long/Short Fund. The redemption fees were retained by the Funds for the benefit of the remaining shareholders and recorded as paid-in capital.

The accompanying notes are an integral part of the financial statements.

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FINANCIAL HIGHLIGHTS (CONCLUDED)	Per Share Operating Performance

Redemption Fees*^		Net Asset Value, End of Period	Total Investment Return[1,2]	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets With Waivers, Reimbursements and Recoupment if any[8]	Ratio of Expenses to Average Net Assets With Waivers, Reimbursements and Recoupments if any (Excluding Dividend and Interest Expense)	Ratio of Expenses to Average Net Assets Without Waivers, Reimbursements and Recoupments if any	Ratio of Net Investment Income/(Loss) to Average Net Assets With Waivers and Reimbursements	Portfolio Turnover Rate

$—		$10.74	(5.00%)	$611,254	2.47%	1.65%	2.47%	0.69%	99%
—		11.52	1.59	913,237	2.34	1.65	2.34	(0.11)	85
—		11.34	4.26	1,008,234	2.63	1.70	2.63	(0.94)	109
—	[4]	10.90	3.74	853,621	2.99	1.74	2.99	0.47 [7]	137
—	[4]	10.55	2.43	317,600	3.09	1.96	3.05	(1.27)	132

$—		$10.61	(5.14%)	$14,610	2.72%	1.90%	2.72%	0.44%	99%
—		11.40	1.33	23,987	2.59	1.90	2.59	(0.36)	85
—		11.25	3.92	34,030	2.88	1.95	2.88	(1.17)	109
—	[4]	10.85	3.66	31,294	3.24	1.99	3.24	0.22 [7]	137
—	[4]	10.51	2.14	59,919	3.34	2.21	3.30	(1.52)	132

$—		$10.45	0.18%	$58,424	1.96%	1.96%	2.44%	0.43%	186%
—		10.49	(8.11)	58,245	2.00	2.00	2.37	(0.47)	222
—		12.12	18.71	56,829	2.13	2.06	2.99	(0.60)	184
—		11.15	11.50	10,938	3.87 [5]	2.10 [5]	7.82 [5]	(1.26)[5]	229 [3,6]

$—		$9.18	0.55%	$9,468	1.07%	N/A	2.89%	1.41%	155%
$—		$9.13	(8.11%)	$8,296	1.10%[5]	N/A	2.95%[5]	0.58%[5]	146%[6]

$—		$10.57	5.70%	$26,429	0.25%	N/A	1.88%	1.69%	16%
[1]	Total return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of the period and is not annualized if period is less than one year.
[2]	Redemption fees, if any, are reflected in total return calculations.
[3]	Portfolio turnover rate excludes securities delivered/received from processing redemptions/subscriptions in-kind.
[4]	Amount is less than $0.005.
[5]	Annualized.
[6]	Not Annualized.
[7]	Includes a non-recurring dividend. Without this dividend, net investment income (loss) per share would have been $(0.09) and $(0.12) for Institutional Class and Investor Class, respectively. The ratio of net investment income (loss) would have been (0.88)% and (1.13)% for Institutional Class and Investor Class, respectively.
[8]	Beginning on September 1, 2018, the expense limitation includes acquired fund fees and expenses (AFFE). AFFE are not reflected as expenses in these financial statements and therefore this may cause the net expense ratios after waivers/reimbursements to be lower than the expense limitation in place.

The accompanying notes are an integral part of the financial statements.

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BOSTON PARTNERS INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS

August 31, 2019

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The RBB Fund, Inc (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has thirty-three separate investment portfolios, including Boston Partners Small Cap Value Fund II (“BP Small Cap Value Fund II”), Boston Partners Long/Short Equity Fund (“BP Long/Short Equity Fund”), Boston Partners Long/Short Research Fund (“BP Long/Short Research Fund”), Boston Partners All-Cap Value Fund (“BP All-Cap Value Fund”), Boston Partners Global Equity Fund (“BP Global Equity Fund”), Boston Partners Global Long/Short Fund (“BP Global Long/Short Fund”), Boston Partners Emerging Markets Long/Short Fund (“BP Emerging Markets Long/Short Fund”), Boston Partners Emerging Markets Fund (“BP Emerging Markets Fund”) and Boston Partners Global Equity Advantage Fund (“BP Global Equity Advantage Fund”) (collectively the “BP Funds”), and WPG Partners Small/Micro Cap Value Fund (“WPG Small/Micro Cap Value Fund” and, collectively with the BP Funds, the “Funds”). As of the end of the reporting period, the Funds (other than the WPG Small/Micro Cap Value Fund, BP Emerging Markets Long/Short Fund, BP Emerging Markets Fund and BP Global Equity Advantage Fund) each offer two classes of shares, Institutional Class and Investor Class. As of the end of the reporting period, Investor Class shares of the BP Global Equity Fund have not been issued. The WPG Small/Micro Cap Value Fund, BP Emerging Markets Long/Short Fund, BP Emerging Markets Fund and BP Global Equity Advantage Fund are single class funds, offering only the Institutional Class of shares.

RBB has authorized capital of one hundred billion shares of common stock of which 87.423 billion shares are currently classified into one hundred and eighty-five classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The investment objective of BP Small Cap Value Fund II and BP All-Cap Value Fund is to seek long-term growth of capital primarily through investment in equity securities. The investment objective of BP Global Equity Fund, BP Global/Long Short Fund, BP Emerging Markets Fund, BP Emerging Markets Long/Short Fund and BP Global Equity Advantage Fund is to seek long-term capital growth. The investment objective of BP Long/Short Equity Fund is to seek long-term capital appreciation while reducing exposure to general equity market risk. The investment objective of WPG Small/Micro Cap Value Fund is to seek appreciation by investing primarily in common stocks, securities convertible into common stocks and in special situations. The investment objective of BP Long/Short Research Fund is to seek long-term total return.

The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services-Investment Companies.”

The end of the reporting period for the Funds is August 31, 2019, and the period covered by these Notes to Financial Statements is the fiscal period ended August 31, 2019 (the “current fiscal period”).

PORTFOLIO VALUATION —Each Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m Eastern time) on each day the NYSE is open. Securities held by a Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies, if any, are valued based on the NAV of the investment companies (which may use fair value pricing as disclosed in their prospectuses). Options for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, will be valued at the mean of the last bid and ask prices prior to the market close. Options not traded on a national securities exchange are valued at the last quoted bid price for long option positions and the closing ask price for short option positions. If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments Such procedures use fundamental valuation methods, which may include, but are not limited to, an analysis of the effect of any restrictions on the resale of the security, industry analysis and trends, significant changes in the issuer’s financial position, and any other event which could have a significant impact on the value of the security. Determination of fair value involves subjective judgment as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction, and the difference between the recorded fair value and the value that would be received in a sale could be significant. The Funds may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Funds value their securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Funds may value foreign securities using

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BOSTON PARTNERS INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

August 31, 2019

fair value prices based on third-party vendor modeling tools (international fair value pricing).

FAIR VALUE MEASUREMENTS — The inputs and valuation techniques used to measure the fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

• Level 1 —	Prices are determined using quoted prices in active markets for identical securities.
• Level 2 —	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
• Level 3 —	Prices are determined using significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A summary of the inputs used to value each Fund’s investments as of the end of the reporting period is included in each Fund’s Portfolio of Investments.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires each Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only when a Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all Level 3 transfers are disclosed if a Fund had an amount of total Level 3 transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal year, the Funds had no significant level 3 investments or transfers.

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — The Funds record security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income (including amortization of premiums and accretion of discounts) is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds’ investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred on behalf of a specific class, fund or fund family of the Company are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Board deems fair or equitable. Offering costs are estimated for a new fund and accrued over a 12 month period from the inception date of the fund. Offering costs are charged directly to the fund in which they are incurred. Expenses and fees, including investment advisory, offering costs, and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Funds.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is each Fund’s intention to qualify or continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

August 31, 2019

FOREIGN CURRENCY TRANSLATION — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investments in the Statements of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Statements of Operations.

CASH AND CASH EQUIVALENTS — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

OTHER — In the normal course of business, the Funds may enter into contracts that provide general indemnifications. Each Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, the Funds expect the risk of material loss from such claims to be remote.

CURRENCY RISK — The Funds invest in securities of foreign issuers, including American Depositary Receipts. These markets are subject to special risks associated with foreign investments not typically associated with investing in U.S. markets. Because the foreign securities in which the Funds may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Funds’ NAV, the value of dividends and interest earned and gains and losses realized on the sale of securities. Because the NAV for the Funds are determined on the basis of U.S. dollars, the Funds may lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Funds’ holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of the Funds’ holdings in foreign securities.

EMERGING MARKETS RISK — The BP Emerging Markets Long/Short Fund and the BP Emerging Markets Fund invest in emerging market instruments which are subject to certain credit and market risks. The securities and currency markets of emerging market countries are generally smaller, less developed, less liquid and more volatile than the securities and currency markets of the United States and other developed markets. Disclosure and regulatory standards in many respects are less stringent than in other developed markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets and enforcement of existing regulations may be extremely limited. Political and economic structures in many of these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristics of more developed countries.

FOREIGN SECURITIES MARKET RISK — Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading and greater spreads between bid and asked prices of securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

OPTIONS WRITTEN — The Funds may enter into options written for: bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. Such options may relate to particular securities or domestic stock indices, and may or may not be listed on exchanges regulated by the Commodity Futures Trading Commission or on other non-U.S. exchanges. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the accumulated cash balance in the writer’s futures margin account is delivered to the holder of the option. That balance represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. The maximum risk of loss associated with writing put options is limited to the exercised fair value of the option contract. The maximum risk of loss associated with writing call options is potentially unlimited. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. The Funds also may write OTC options where completing the obligation depends upon the credit standing of the other party. Option contracts also involve the risk that they may result in loss due to unanticipated developments in market conditions or other causes. Written options are initially recorded as liabilities to the extent of premiums received and subsequently marked to market to reflect the current value of the option written. Gains or losses are realized when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option or the purchase cost for a written put option is adjusted by the amount of the premium received. Listed option contracts present minimal counterparty credit risk since they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. As of the end of the reporting period, all of the Funds’ written options are exchange-traded options.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

August 31, 2019

During the current fiscal period, the Funds’ average quarterly volume of options transactions was as follows:

FUND	PURCHASED OPTIONS (COST)	WRITTEN OPTIONS (PROCEEDS)
BP Long/Short Equity Fund	$—	$2,347,593
BP Global Long/Short Fund	—	7,237,648

SHORT SALES — When the investment adviser believes that a security is overvalued, the BP Long/Short Equity Fund, the BP Long/Short Research Fund, the BP Global Long/Short Fund and the BP Emerging Markets Long/Short Fund may sell the security short by borrowing the same security from a broker or other institution and selling the security. A Fund will incur a loss as a result of a short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund buys and replaces such borrowed security. A Fund will realize a gain if there is a decline in price of the security between those dates where the decline in price exceeds the costs of borrowing the security and other transaction costs. There can be no assurance that a Fund will be able to close out a short position at any particular time or at an acceptable price. Although a Fund’s gain is limited to the amount at which it sold a security short, its potential loss is unlimited. Until a Fund replaces a borrowed security, it will maintain at all times cash, U.S. Government securities, or other liquid securities in an amount which, when added to any amount deposited with a broker as collateral, will at least equal the current market value of the security sold short. Depending on arrangements made with brokers, a Fund may not receive any payments (including interest) on collateral deposited with them.

In accordance with the terms of its prime brokerage agreements, a Fund may receive rebate income or be charged a fee for borrowed securities. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The Funds record these prime broker charges on a net basis as interest income or interest expense. During the current fiscal period, the BP Long/Short Equity Fund, the BP Long/Short Research Fund, the BP Global Long/Short Fund and the BP Emerging Markets Long/Short Fund had net income/(charges) of $473,306, $30,748,311, $6,175,759 and $2,235 respectively, on borrowed securities. Such amounts are included in prime broker interest income on the Statements of Operations.

As of the end of the reporting period, BP Long/Short Equity Fund, BP Long/Short Research Fund and BP Global Long/Short Fund had securities sold short valued at $141,136,159, $1,552,390,821 and $312,472,517, respectively, for which securities of $102,912,031, $1,101,082,190 and $205,196,651 and deposits of $136,614,848, $1,553,444,164 and $317,397,694, respectively, were pledged as collateral.

In accordance with Special Custody and Pledge Agreements with Goldman Sachs & Co. (“Goldman Sachs”) (the Funds’ prime broker), BP Long/Short Equity Fund, BP Long/Short Research Fund, BP Global Long/Short Fund and BP Emerging Markets Long/Short Fund may borrow from Goldman Sachs to the extent necessary to maintain required margin cash deposits on short positions. Interest on such borrowings is charged to the Fund based on the LIBOR rate plus an agreed upon spread.

The BP Long/Short Equity Fund, BP Long/Short Research Fund, BP Global Long/Short Fund and BP Emerging Markets Long/Short Fund utilized cash borrowings from Goldman Sachs to meet required margin cash deposits as follows during the current fiscal period:

BP LONG/SHORT EQUITY FUND			BP LONG/SHORT RESEARCH FUND
DAYS UNITIZED	AVERAGE DAILY BORROWINGS	WEIGHTED AVERAGE INTEREST RATE	DAYS UNITIZED	AVERAGE DAILY BORROWINGS	WEIGHTED AVERAGE INTEREST RATE
340	EUR 166,404	0.03%	221	AUD 2,777,228	1.72%
360	USD 2,966,687	2.72%	256	CAD 12,107,635	2.17%
			277	CHF 3,898,083	0.38%
			278	DKK 9,131,983	0.12%
			166	EUR 2,150,405	0.03%
			188	GBP 1,253,712	1.09%
			260	HKD 13,843,297	1.56%
			236	ILS 8,211,962	0.67%
			163	JPY 421,771,104	0.36%
			234	MXN 7,366,783	8.63%
			293	NOK 18,468,355	1.34%
			131	SEK 9,380,089	0.13%
			180	SGD 2	0.00%
			127	USD 37,707,260	2.61%

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August 31, 2019

BP GLOBAL LONG/SHORT FUND			BP EMERGING MARKETS LONG/SHORT FUND
DAYS UNITIZED	AVERAGE DAILY BORROWINGS	WEIGHTED AVERAGE INTEREST RATE	DAYS UNITIZED	AVERAGE DAILY BORROWINGS	WEIGHTED AVERAGE INTEREST RATE
99	AUD 103,961	1.72%	4	AUD 1,955	1.66%
143	CAD 49,139	2.17%	100	CAD 18,687	2.14%
46	CHF 103,301	0.39%	39	EUR 3,050	0.01%
83	EUR 41,091	0.02%	39	GBP 2,292	1.10%
176	GBP 47,445	1.09%	58	HKD 149,497	1.23%
127	HKD 352,225	1.95%	30	ILS 29,398	0.66%
279	JPY 6,502,181	0.36%	59	JPY 1,594,878	0.35%
48	MXN 710,312	8.40%	36	NOK 53,203	1.16%
17	NOK 433,199	1.03%	35	SGD 3,750	1.75%
35	SEK 434,510	0.21%	280	USD 81,206	2.69%
43	SGD 41,134	2.10%
78	USD 877,609	2.77%

The BP Long/Short Equity Fund, BP Long/Short Research Fund, BP Global Long/Short Fund and BP Emerging Markets Long/Short Fund incurred interest expense during the current fiscal period on such borrowings, in the amount of $80,862, $584,524, $7,195 and $1,847, respectively.

CONTRACTS FOR DIFFERENCE — The BP Global Long/Short Fund, BP Long/Short Research Fund, BP Emerging Markets Long/Short Fund and BP Emerging Markets Fund (for this section only, each a “Fund”) may enter into Contracts for Differences (“CFDs”). CFDs are leveraged derivative instruments that allow a Fund to take a position on the change in the market price of an underlying asset, such as a stock, or the value of an index or currency exchange rate. With a short CFD, a Fund is seeking to profit from falls in the market price of the asset. CFDs are subject to liquidity risk because the liquidity of CFDs is based on the liquidity of the underlying instrument, and are subject to counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. It is also possible that the market price of the CFD will move between the time the order is placed by a Fund and when it is executed by the issuer, which can result in the trade being executed at a less favorable price. CFDs, like many other derivative instruments, involve the risk that, if the derivative security declines in value, additional margin would be required to maintain the margin level. The seller may require a Fund to deposit additional sums to cover this decline in value, and the margin call may be at short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss for which a Fund is liable. The potential for margin calls and large losses are much greater in CFDs than in other leveraged products. Most CFDs are traded OTC. CFDs are not registered with the SEC or any U.S. regulator, and are not subject to U.S. regulation. In a short position, the Fund will receive or pay an amount based upon the amount, if any, by which the notional amount of the CFD would have decreased or increased in value had it sold the particular stocks short, less the dividends that would have been paid on those stocks, plus a floating rate of interest on the notional amount of the CFD. All of these components are reflected in the market value of the CFD.

CFDs are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statements of Operations. Periodic payments made or received are recorded as realized gains or losses. Entering into CFDs involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contract may default on its obligation to perform and that there may be unfavorable changes in market conditions. CFDs outstanding at period end, if any, are listed on the Portfolio of Investments. As of the end of the reporting period, BP Long/Short Research Fund, BP Global Long/Short Fund, BP Emerging Markets Long/Short Fund and BP Emerging Markets Fund had cash deposits for contracts for difference of $9,970,000, $2,740,000, $2,734,859 and $10,000, respectively, which were pledged as collateral. In connection with CFDs, cash or securities may be segregated as collateral by the Funds’ custodian. As of the end of the reporting period, the BP Long/Short Research Fund, BP Global Long/Short Fund, BP Emerging Markets Long/Short Fund and the BP Emerging Markets Fund held CFDs.

During the current fiscal period, the average volume of CFDs was as follows:

FUND	NOTIONAL AMOUNT LONG	NOTIONAL AMOUNT SHORT
BP Long/Short Research Fund	$43,991,304	$114,280,588
BP Global Long/Short Fund	—	22,782,053
BP Emerging Markets Long/Short Fund	17,386,031	22,551,212
BP Emerging Markets Fund	1,497,836	—

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

August 31, 2019

The following is a summary of CFD’s that are subject to enforceable master netting agreements (or similar arrangements) and collateral received and pledged in connection with the master netting agreements (or similar arrangements) as of the end of the reporting period:

		GROSS AMOUNT NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES				GROSS AMOUNT NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES
FUND	GROSS AMOUNTS OF RECOGNIZED ASSETS	FINANCIAL INSTRUMENTS	CASH COLLATERAL RECEIVED	NET AMOUNT[1]	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	FINANCIAL INSTRUMENTS	CASH COLLATERAL PLEDGED[2]	NET AMOUNT[3]
BP Long/Short Research Fund
Goldman Sachs	$382,286	$382,286	$—	$—	$984,650	$382,286	$—	$602,364
Macquarie	370,784	370,784	—	—	2,219,055	370,784	1,848,271	—
Total	$753,070	$753,070	$—	$—	$3,203,705	$753,070	$1,848,271	$602,364
BP Global Long/Short Fund
Goldman Sachs	$157,295	$157,295	$—	$—	$229,302	$157,295	$—	$72,007
Macquarie	—	—	—	—	387,481	—	387,481	—
Morgan Stanley	16,526	16,526	—	—	124,603	16,526	108,077	—
Total	$173,821	$173,821	$—	$—	$741,386	$173,821	$495,558	$72,007
BP Emerging Markets Long/Short Fund
Citibank	$54,405	$—	$—	$54,405	$ —	$—	$—	$—
Goldman Sachs	772,479	621,512	—	150,967	621,512	621,512	—	—
Macquarie	—	—	—	—	99,515	—	99,515	—
Morgan Stanley	29,302	29,302	—	—	53,782	29,302	24,480	—
Total	$856,186	$650,814	$—	$205,372	$774,809	$650,814	$123,995	$—
BP Emerging Markets Fund
Goldman Sachs	$34,852	$19,236	$—	$15,616	$19,236	$19,236	$—	$—
Total	$34,852	$19,236	$—	$15,616	$19,236	$19,236	$—	$—

[1]	Net amount represents the net amount receivable from the counterparty in the event of default.
[2]	Actual collateral pledged may be more than the amount shown.
[3]	Net amount represents the net amount payable to the counterparty in the event of default.

2. INVESTMENT ADVISERS AND OTHER SERVICES

Boston Partners Global Investors, Inc. (“Boston Partners” or the “Adviser”) serves as the investment adviser to each Fund. Each Fund compensates the Adviser for its services at an annual rate based on the Fund’s average daily net assets (the “Advisory Fee”), payable on a monthly basis in arrears, as shown in the following table. Campbell & Company Investment Adviser LLC is a co-adviser to BP Global Equity Advantage Fund and is entitled to 50% of the Advisory Fee payable by the Fund.

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent that total annual Fund operating expenses (excluding certain items discussed below) exceed the rates (“Expense Caps”) shown in the following table of each Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause total annual Fund operating expenses to exceed the Expense Caps as applicable: short sale dividend expense, brokerage commissions, extraordinary expenses, interest and taxes. This contractual limitation for all the Funds (other than the BP Global Equity Advantage Fund) is in effect until February 29, 2020 and may not be terminated without the approval of the Board. For the BP Global Equity Advantage Fund the contractual limitation is in effect until December 31, 2021 and may not be terminated without the approval of the Board. The Adviser may discontinue these arrangements at any time after these dates.

		EXPENSE CAPS
FUND	ADVISORY FEE	INSTITUTIONAL CLASS	INVESTOR CLASS
BP Small Cap Value Fund II	1.00%	1.10%	1.35%
BP Long/Short Equity Fund	2.25	2.50	2.75
BP Long/Short Research Fund	1.25	1.50	1.75
BP All-Cap Value Fund	0.70	0.80	1.05
WPG Partners Small/Micro Cap Value Fund*	0.80	1.10	N/A
BP Global Equity Fund	0.90	0.95	1.20
BP Global Long/Short Fund	1.50	2.00	2.25
BP Emerging Markets Long/Short Fund	1.85	2.00	N/A
BP Emerging Markets Fund	0.85	1.10	N/A
BP Global Equity Advantage Fund	1.00	1.05	N/A

*	0.80% of net asset up to $500 million, 0.75% of net assets in excess of $500 million.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

August 31, 2019

The Adviser may recoup from each Fund fees and expenses previously paid, waived, or absorbed for a period of three years after such fees or expenses were incurred, provided that the repayments do not cause the Funds’ operating expenses (excluding brokerage commissions, short sale dividend expense, taxes, interest expense, and any extraordinary expenses) to exceed the Expense Caps of each class of each Fund that were in effect at the time the fees and expenses were paid, waived, or absorbed by the Adviser, as well as the Expense Caps that are currently in effect, if different.

During the current fiscal period, investment advisory fees accrued, waived and/or reimbursed were as follows:

FUND	GROSS ADVISORY FEES	WAIVERS AND/OR REIMBURSEMENTS*	RECOUPMENTS	NET ADVISORY FEES
BP Small Cap Value Fund II	$5,585,191	$406,176	$—	$5,179,015
BP Long/Short Equity Fund	9,477,404	45,543	—	9,431,861
BP Long/Short Research Fund	60,698,375	—	—	60,698,375
BP All-Cap Value Fund	14,296,702	476,070	—	13,820,632
WPG Partners Small/Micro Cap Value Fund	205,271	35,330	—	169,941
BP Global Equity Fund	6,208,800	608,508	—	5,600,292
BP Global Long/Short Fund	12,334,955	—	—	12,334,955
BP Emerging Markets Long/Short Fund	1,117,812	291,221	—	826,591
BP Emerging Markets Fund	75,861	162,027	—	(86,166)
BP Global Equity Advantage Fund	67,086	110,276	—	(43,190)

As of the end of the reporting period, the Funds had amounts available for recoupment as follows:

FUND	August 31, 2020	August 31, 2021	August 31, 2022*	TOTAL
BP Small Cap Value Fund II	$374,241	$242,966	$406,176	$1,023,383
WPG Partners Small/Micro Cap Value Fund	64,536	5,324	35,330	105,190
BP Global Equity Fund	407,721	523,243	608,508	1,539,472
BP Emerging Markets Long/Short Fund	220,693	245,314	291,221	757,228
BP Emerging Markets Fund	—	135,327	162,027	297,354
BP Global Equity Advantage Fund	—	—	110,276	110,276

*	Includes Acquired fund fees and expenses. Acquired fund fees and expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds and exchange traded funds.

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as administrator for the Funds. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Funds’ transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Funds. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Quasar Distributors, LLC serves as the principal underwriter and distributor of the Funds’ shares pursuant to a Distribution Agreement with RBB.

For compensation amounts paid to Fund Services and the Custodian, please refer to the Statements of Operations.

The Board has approved a Distribution Agreement for the Funds and adopted separate Plans of Distribution for the Investor Class Shares of each BP Fund (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, Quasar Distributors, LLC (the “Underwriter”) is entitled to receive from each Fund a distribution fee with respect to the Investor Class Shares, which is accrued daily and paid monthly, of up to 0.25% on an annualized basis of the average daily net assets of the Investor Class Shares. Amounts paid to the Distributor under the Plans may be used by the Distributor to cover expenses that are related to (i) the sale of the Investor Class Shares, (ii) ongoing servicing and/or maintenance of the accounts of shareholders, and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Investor Class Shares, all as set forth in the Plans.

3. DIRECTOR AND OFFICER COMPENSATION

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. Employees of Vigilant Compliance, LLC serve as President, Chief Compliance Officer and Assistant Treasurer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. An employee of RBB serves as Treasurer and Secretary, and is compensated for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Funds or the Company. For Director and Officer compensation amounts, please refer to the Statement of Operations.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

August 31, 2019

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

During the current fiscal period, aggregate purchases and sales of investment securities (excluding short-term investments and derivative transactions) of the Funds were as follows:

FUND	PURCHASES	SALES
BP Small Cap Value Fund II	$156,877,252	$161,441,454
BP Long/Short Equity Fund	268,011,318	622,738,437
BP Long/Short Research Fund	2,845,861,671	5,565,824,886
BP All-Cap Value Fund	657,226,034	1,004,535,429
WPG Partners Small/Micro Cap Value Fund	20,007,817	24,171,003
BP Global Equity Fund	727,449,425	641,744,012
BP Global Long/Short Fund	777,149,459	1,012,991,459
BP Emerging Markets Long/Short Fund	77,758,121	74,484,518
BP Emerging Markets Fund	11,964,489	11,227,129
BP Global Equity Advantage Fund	28,309,881	4,071,306

There were no purchases or sales of long-term U.S. Government securities during the current fiscal period.

5. CAPITAL SHARE TRANSACTIONS

As of the end of the reporting period, each class of each Fund has 100,000,000 shares of $0.001 par value common stock authorized except for the Institutional Class Shares of the BP Long/Short Research Fund, BP Global Long/Short Fund and WPG Small/Micro Cap Value Fund, which have 750,000,000 shares, 300,000,000 shares and 50,000,000 shares, respectively, of $0.001 par value common stock authorized.

6. RESTRICTED SECURITIES

Each Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if applicable, is included at the end of each Fund’s Schedule of Investments.

As of the end of the reporting period, the Funds did not hold any restricted securities that were illiquid.

7. FEDERAL INCOME TAX INFORMATION

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2019, the federal tax cost and aggregate gross unrealized appreciation and depreciation of investments held by each Fund were as follows:

FUND	FEDERAL TAX COST	UNREALIZED APPRECIATION	UNREALIZED (DEPRECIATION)	NET UNREALIZED APPRECIATION/ (DEPRECIATION)
BP Small Cap Value Fund II	$599,495,329	$131,314,739	$(58,426,033)	$72,888,706
BP Long/Short Equity Fund	247,983,787	87,033,784	(39,452,643)	47,581,141
BP Long/Short Research Fund	2,726,429,191	841,854,826	(399,406,473)	442,448,353
BP All-Cap Value Fund	1,801,762,297	444,465,843	(84,002,152)	360,463,691
WPG Small/Micro Cap Value Fund	25,824,714	3,529,481	(5,015,108)	(1,485,627)
BP Global Equity Fund	661,735,055	76,232,977	(45,244,486)	30,988,491
BP Global Long/Short Fund	599,215,773	113,789,998	(78,107,558)	35,682,440
BP Emerging Markets Long/Short Fund	54,685,462	3,451,610	(2,403,883)	1,047,727
BP Emerging Markets Fund	9,660,420	480,064	(684,327)	(204,263)
BP Global Equity Advantage Fund	25,073,341	2,056,439	(755,985)	1,300,454

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

August 31, 2019

financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

The following permanent differences as of August 31, 2019 were reclassified among the following accounts. They are primarily attributable to net investment loss and investments in partnerships.

FUND	DISTRIBUTABLE EARNINGS/(LOSS)	PAID-IN CAPITAL
BP Small Cap Value Fund II	$18,364	$(18,364)
BP Long/Short Equity Fund	8,915,498	(8,915,498)
BP Long/Short Research Fund	(46,998)	46,998
BP All-Cap Value Fund	—	—
WPG Small/Micro Cap Value Fund	—	—
BP Global Equity Fund	(25,182)	25,182
BP Global Long/Short Fund	24,109	(24,109)
BP Emerging Markets Long/Short Fund	—	—
BP Emerging Markets Fund	—	—
BP Global Equity Advantage Fund	—	—

As of August 31, 2019, the components of distributable earnings on a tax basis were as follows:

FUND	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	CAPITAL LOSS CARRYFORWARDS	QUALIFIED LATE-YEAR LOSS DEFERRAL	OTHER UNREALIZED	UNREALIZED APPRECIATION/ (DEPRECIATION)
BP Small Cap Value Fund II	$3,499,675	$5,723,995	$—	$—	$—	$72,888,706
BP Long/Short Equity Fund	—	17,464,056	—	(2,410,207)	—	47,703,659
BP Long/Short Research Fund	40,240,287	29,081,478	—	—	—	439,933,034
BP All-Cap Value Fund	15,793,774	3,662,526	—	—	—	360,463,676
WPG Small/Micro Cap Value Fund	108,852	—	(1,154,264)	—	—	(1,485,627)
BP Global Equity Fund	8,404,858	—	—	(22,648,665)	—	30,972,619
BP Global Long/Short Fund	7,319,397	—	(10,180,630)	—	(1,447,880)	35,637,630
BP Emerging Markets Long/Short Fund	1,235,926	—	(5,957,120)	—	—	1,051,802
BP Emerging Markets Fund	362,973	—	(1,000,266)	—	—	(203,829)
BP Global Equity Advantage Fund	136,742	—	(8,220)	—	—	1,300,454

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes.

The tax character of dividends and distributions paid during the fiscal years ended August 31, 2019 and 2018 was as follows:

	2019			2018
FUND	ORDINARY INCOME	LONG-TERM GAINS	TOTAL	ORDINARY INCOME	LONG-TERM GAINS	TOTAL
BP Small Cap Value Fund II	$11,884,149	$20,336,281	$32,220,430	$8,031,025	$16,669,970	$24,700,995
BP Long/Short Equity Fund	—	43,200,172	43,200,172	—	7,509,053	7,509,053
BP Long/Short Research Fund	5,587,801	288,622,682	294,210,483	—	—	—
BP All-Cap Value Fund	22,851,076	96,077,448	118,928,524	25,614,028	56,027,939	81,641,967
WPG Small/Micro Cap Value Fund	1,612,257	209,442	1,821,699	1,314,493	808,840	2,123,333
BP Global Equity Fund	17,841,138	33,323,268	51,164,406	5,246,460	7,667,111	12,913,571
BP Global Long/Short Fund	—	16,527,482	16,527,482	—	—	—
BP Emerging Markets Long/Short Fund	—	318,952	318,952	3,252,965	106,833	3,359,798
BP Emerging Markets Fund	—	—	—	37,354	—	37,354
BP Global Equity Advantage Fund	—	—	—

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

August 31, 2019

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and August 31 and late year ordinary losses ((i) ordinary losses between January 1 and August 31, and (ii) specified ordinary and currency losses between November 1 and August 31) as occurring on the first day of the following tax year. For the year ended August 31, 2019, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until September 1, 2019.

For the fiscal year ended August 31, 2019, the following Funds deferred to September 1, 2019, the following qualified late-year losses.

FUND	LATE-YEAR ORDINARY LOSS DEFERRAL	POST-OCTOBER CAPITAL LOSS DEFERRAL
BP Small Cap Value Fund II	$—	$—
BP Long/Short Equity Fund	2,410,207	—
BP Long/Short Research Fund	—	—
BP All-Cap Value Fund	—	—
WPG Small/Micro Cap Value Fund	—	—
BP Global Equity Fund	—	22,648,665
BP Global Long/Short Fund	—	—
BP Emerging Markets Long/Short Fund	—	—
BP Emerging Markets Fund	—	—
BP Global Equity Advantage Fund	—	—

Accumulated capital losses represent net capital loss carryforwards as of August 31, 2019 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law.

As of August 31, 2019, the WPG Small/Micro Cap Value Fund had short-term post-enactment capital losses of $721,223 and long-term post-enactment capital losses of $433,041. The BP Global Long/Short Fund had short-term post-enactment capital losses of $10,180,630. The BP Emerging Markets Long/Short Fund had short-term post-enactment capital losses of $4,713,024 and long-term post-enactment capital losses of $1,244,096. The BP Emerging Markets Fund had short-term post-enactment capital losses of $738,136 and long-term post-enactment capital losses of $262,130. The BP Global Equity Advantage Fund had short-term post-enactment capital losses of $8,220. The capital losses can be carried forward for an unlimited period.

8. SECURITIES LENDING

Securities may be loaned to financial institutions, such as broker-dealers, and are required to be secured continuously by collateral in cash, cash equivalents, letter of credit or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral received, pursuant to investment guidelines established by the Funds and approved by the Board, is invested in short-term investments. All such investments are made at the risk of the Funds and, as such, the Funds are liable for investment losses. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by Boston Partners to be of good standing and only when, in Boston Partners’ judgment, the income to be earned from the loans justifies the attendant risks. Any loans of a Fund’s securities will be fully collateralized and marked to market daily. Investments purchased with proceeds from securities lending are overnight and continuous. During the current fiscal period, the Funds participated in securities lending. The market value of securities on loan and cash collateral as of the end of the reporting period and the income generated from the program during the current fiscal period with respect to such loans were as follows:

FUND	MARKET VALUE OF SECURITIES LOANED	MARKET VALUE OF COLLATERAL	INCOME RECEIVED FROM SECURITIES LENDING
BP Small Cap Value Fund II	$125,319,842	$128,381,830	$261,942
BP Long/Short Equity Fund	34,014,339	34,683,073	162,205
BP All-Cap Value Fund	298,505,854	303,800,656	546,484
WPG Small/Micro Cap Value Fund	1,939,038	1,998,279	18,743
BP Global Equity Fund	8,677,138	8,824,253	89,395

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NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

August 31, 2019

Securities lending transactions are entered into by the Funds’ securities lending agent on behalf of the Funds under a Master Securities Lending Agreement (“MSLA”) which permits the Funds’ securities lending agent on behalf of the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable on behalf of the Funds to the same counterparty against amounts to be received and create one single net payment due to or from the Funds. The following table is a summary of the Funds’ open securities lending transactions which are subject to a MSLA as of the end of the reporting period:

				GROSS AMOUNT NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES
FUND	GROSS AMOUNT OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES	NET AMOUNT OF ASSETS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS[1]	CASH COLLATERAL RECEIVED	NET AMOUNT
BP Small Cap Value Fund II	$125,319,842	—	$125,319,842	$(125,319,842)	—	—
BP Long/Short Equity Fund	34,014,339	—	34,014,339	(34,014,339)	—	—
BP All-Cap Value Fund	298,505,854	—	298,505,854	(298,505,854)	—	—
WPG Small/Micro Cap Value Fund	1,939,038	—	1,939,038	(1,939,038)	—	—
BP Global Equity Fund	8,677,138	—	8,677,138	(8,677,138)	—	—

[1]	Amount disclosed is limited to the amount of assets presented in the Statement of Assets and Liabilites. Actual collateral received may be more than the amount shown.

9. NEW ACCOUNTING PRONOUNCEMENTS AND REGULATORY UPDATES

In August 2018, FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all affected entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An affected entity is permitted to adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of additional disclosures, which are required for public companies only, until their effective date. Management evaluated the impact of these changes on the Funds’ financial statements and has elected to early adopt the removed and modified disclosure effective February 28, 2019. The impact of adoption was limited to changes in the financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy. Management is still evaluating the impact of the additional disclosure requirements.

In August 2018, the SEC released its Final Rule on Disclosure Update and Simplification, which amends certain disclosure requirements effective for filings subsequent to November 5, 2018. As of February 28, 2019, management has adopted this amendment. The amendment requires presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities. The amendment also requires presentation of the total distributions, rather than the components thereof, on the Statements of Changes in Net Assets and removes the requirement for disclosure of accumulated net investment income/(loss) on a book basis. These changes generally simplify the disclosure of information without significantly altering the information provided to investors.

10. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were the following subsequent events:

Effective October 1, 2019, BP Small Cap Value Fund II compensates the Adviser for its services at the annual rate of 0.95% of the Fund’s average daily net assets, payable on a monthly basis in arrears. Prior to October 1, 2019, the Fund’s management fee was 1.00%.

Effective October 1, 2019, BP Emerging Markets Long/Short Fund compensates the Adviser for its services at the annual rate of 1.50% of the Fund’s average daily net assets, payable on a monthly basis in arrears. Prior to October 1, 2019, the Fund’s management fee was 1.85%. In addition, the Adviser has agreed to waive its advisory fee and/or reimburse expenses of the BP Emerging Markets Long/Short Fund in order to limit Total Annual Fund Operating Expenses (excluding short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) to 1.50% of the Fund’s average daily net assets attributable to Institutional Class shares.

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BOSTON PARTNERS INVESTMENT FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of The RBB Fund, Inc. and Shareholders of Boston Partners Small Cap Value Fund II, Boston Partners Long/Short Equity Fund, Boston Partners Long/Short Research Fund, Boston Partners All-Cap Value Fund, WPG Partners Small/Micro Cap Value Fund, Boston Partners Global Equity Fund, Boston Partners Global Long/Short Fund, Boston Partners Emerging Markets Long/Short Fund, Boston Partners Emerging Markets Fund and Boston Partners Global Equity Advantage Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Boston Partners Small Cap Value Fund II, Boston Partners Long/Short Equity Fund, Boston Partners Long/Short Research Fund, Boston Partners All-Cap Value Fund, WPG Partners Small/Micro Cap Value Fund, Boston Partners Global Equity Fund, Boston Partners Global Long/Short Fund, Boston Partners Emerging Markets Long/Short Fund, Boston Partners Emerging Markets Fund and Boston Partners Global Equity Advantage Fund (collectively referred to as the “Funds”) (ten of the portfolios constituting The RBB Fund, Inc. (the “Company”)), including the portfolios of investments, as of August 31, 2019, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (ten of the portfolios constituting The RBB Fund, Inc.) at August 31, 2019, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual portfolio constituting The RBB Fund, Inc.	Statement of operations	Statements of changes in net assets	Financial highlights
Boston Partners Small Cap Value Fund II Boston Partners Long/Short Equity Fund	For the year ended August 31, 2019	For each of the two years in the period ended August 31, 2019	For each of the five years in the period ended August 31, 2019
Boston Partners Long/Short Research Fund
Boston Partners All-Cap Value Fund
WPG Partners Small/Micro Cap Value Fund
Boston Partners Global Equity Fund
Boston Partners Global Long/Short Fund
Boston Partners Emerging Markets	For the year ended August 31, 2019	For each of the two years in the period ended August 31, 2019	For each of the three years in the period ended August 31, 2019 and the period December 15, 2015 (commencement of operations) to August 31, 2016
Boston Partners Emerging Markets Fund	For the year ended August 31, 2019	For the year ended August 31, 2019 and the period October 17, 2017 (commencement of operations) to August 31, 2018
Boston Partners Global Equity Advantage Fund	For the period May 29, 2019 (commencement of operations) to August 31, 2019

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (CONCLUDED)

brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Boston Partners investment companies since 2007.

Philadelphia, Pennsylvania

October 30, 2019

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SHAREHOLDER TAX INFORMATION

(UNAUDITED)

Certain tax information regarding each Fund is required to be provided to shareholders based upon each Fund’s income and distributions for the taxable year ended August 31, 2019. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ending December 31, 2019. During the fiscal year ended August 31, 2019, the following dividends and distributions were paid by each of the Funds:

	ORDINARY INCOME	LONG-TERM CAPITAL GAINS
BP Small Cap Value Fund II	$11,884,149	$ 20,336,281
BP Long/Short Equity Fund	—	43,200,172
BP Long/Short Research Fund	5,587,801	288,622,682
BP All-Cap Value Fund	22,851,076	96,077,448
WPG Small/Micro Cap Value Fund	1,612,257	209,442
BP Global Equity Fund	17,841,138	33,323,268
BP Global Long/Short Fund	—	16,527,482
BP Emerging Markets Long/Short Fund.	—	318,952
BP Emerging Markets Fund	—	—
BP Global Equity Advantage Fund	—	—

Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

Under the Jobs and Growth Tax relief Reconciliation Act of 2003 the following percentages of ordinary dividends paid during the fiscal year ended August 31, 2019 are designated as “qualified dividend income,” as defined in the Act, and are subject to reduced tax rates:

BP Small Cap Value Fund II	47.96%
BP Long/Short Equity Fund	0.00%
BP Long/Short Research Fund	100.00%
BP All-Cap Value Fund	100.00%
WPG Small/Micro Cap Value Fund	14.39%
BP Global Equity Fund	68.51%
BP Global Long/Short Fund	0.00%
BP Emerging Markets Long/Short Fund	0.00%
BP Emerging Markets Fund	0.00%
BP Global Equity Advantage Fund	0.00%

The percentage of total ordinary income dividends paid qualifying for the corporate dividends received deduction for each Fund is as follows:

BP Small Cap Value Fund II	46.41%
BP Long/Short Equity Fund	0.00%
BP Long/Short Research Fund	100.00%
BP All-Cap Value Fund	100.00%
WPG Small/Micro Cap Value Fund	14.34%
BP Global Equity Fund	29.54%
BP Global Long/Short Fund	0.00%
BP Emerging Markets Long/Short Fund	0.00%
BP Emerging Markets Fund	0.00%
BP Global Equity Advantage Fund	0.00%

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is as follows:

BP Small Cap Value Fund II	0.00%
BP Long/Short Equity Fund	0.00%
BP Long/Short Research Fund	2.67%
BP All-Cap Value Fund	0.00%
WPG Small/Micro Cap Value Fund	0.00%
BP Global Equity Fund	1.01%
BP Global Long/Short Fund	0.00%
BP Emerging Markets Long/Short Fund	0.00%
BP Emerging Markets Fund	0.00%
BP Global Equity Advantage Fund	0.00%

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SHAREHOLDER TAX INFORMATION (CONCLUDED)

(UNAUDITED)

The percentage of ordinary income distributions designated as qualified short-term gains pursuant to the American Job Creation Act of 2004 is as follows:

BP Small Cap Value Fund II	79.81%
BP Long/Short Equity Fund	0.00%
BP Long/Short Research Fund	0.00%
BP All-Cap Value Fund	3.10%
WPG Small/Micro Cap Value Fund	94.77%
BP Global Equity Fund	58.91%
BP Global Long/Short Fund	0.00%
BP Emerging Markets Long/Short Fund	0.00%
BP Emerging Markets Fund	0.00%
BP Global Equity Advantage Fund	0.00%

Pursuant to Section 853 of the Internal Revenue Code, the following Portfolios elect to pass-through to shareholders the credit for taxes paid to eligible foreign countries, which may be less than the actual amount paid for financial statement purposes.

			PER SHARE
FUND	GROSS FOREIGN SOURCE INCOME	FOREIGN TAXES PASSTHROUGH	GROSS FOREIGN SOURCE INCOME	FOREIGN TAXES PASSTHROUGH	SHARES OUTSTANDING AT 8/31/2019
BP Emerging Markets Fund	395,286	18,024	0.3832606525	0.017475690	1,031,376

Because each Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2019. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2020.

In general, dividends received by tax exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

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OTHER INFORMATION

(UNAUDITED)

Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling (888) 261-4073 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedule

The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) as an exhibit to its reports on Form N-PORT. The Company’s Form N-PORT is available on the SEC website at http://www.sec.gov.

Boston Partners Funds Approval of Investment Advisory Agreements

As required by the Investment Company Act of 1940, as amended (the “1940 Act”), the Board of Directors (the “Board”) of the Company, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of the investment advisory agreements between Boston Partners and the Company (the “Investment Advisory Agreements”) on behalf of the Boston Partners Small Cap Value Fund II, Boston Partners All-Cap Value Fund, Boston Partners Long/Short Equity Fund, Boston Partners Long/Short Research Fund, WPG Partners Small/Micro Cap Value Fund, Boston Partners Global Equity Fund, Boston Partners Global Long/Short Fund, Boston Partners Emerging Markets Long/Short Fund, and the Boston Partners Emerging Markets Fund (each a “Fund” and together the “Funds”), at a meeting of the Board held on May 15-16, 2019 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreements for an additional one-year term. The Board’s decision to approve the Investment Advisory Agreements reflects the exercise of its business judgment to continue the existing arrangement. In approving the Investment Advisory Agreements, the Board considered information provided by Boston Partners with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Investment Advisory Agreements between the Company and Boston Partners with respect to the Funds, the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of Boston Partners’ services provided to the Funds; (ii) descriptions of the experience and qualifications of Boston Partners personnel providing those services; (iii) Boston Partners’ investment philosophies and processes; (iv) Boston Partners’ assets under management and client descriptions; (v) Boston Partners’ soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Boston Partners’ current advisory fee arrangements with the Company and other similarly managed clients; (vii) Boston Partners’ compliance procedures; (viii) Boston Partners’ financial information, insurance coverage and profitability analysis related to providing advisory services to the Funds; (ix) the extent to which economies of scale are relevant to the Funds; (x) a report prepared by Broadridge/Lipper comparing each Fund’s management fees and total expense ratio to those each Fund’s respective Lipper Group and comparing the performance of each Fund to the performance of each Fund’s respective Lipper Group; and (xi) a report comparing the performance of each Fund to the performance of its benchmark.

As part of their review, the Directors considered the nature, extent and quality of the services provided by Boston Partners. The Directors concluded that Boston Partners had substantial resources to provide services to the Funds and that Boston Partners’ services had been acceptable.

The Directors also considered the investment performance of the Funds. Information on the Funds’ investment performance was provided for the one-, three-, and five-year periods ended March 31, 2019, as applicable. The Directors considered the Funds’ investment performance in light of their investment objectives and investment strategies. The Directors concluded that the investment performance of each of the Funds as compared to their respective benchmarks and Lipper Groups was acceptable.

In reaching this conclusion, the Directors noted that the Boston Partners All-Cap Value Fund outperformed its benchmark, the Russell 3000 Value Index for the five-year and since-inception periods ended March 31, 2019. The Directors also noted that the Boston Partners All-Cap Value Fund ranked in the 3rd quintile in its Lipper Performance Group for the three-, four- and five-year periods ended December 31, 2018, and ranked in the 3rd quintile in its Lipper Performance Universe for the four- and five-year periods ended December 31, 2018.

The Directors noted that the Boston Partners Long/Short Equity Fund outperformed its primary benchmark, the S&P 500 Index, for the since-inception period ended March 31, 2019. The Directors noted that the Boston Partners Long/Short Equity Fund’s performance ranked in the 2nd quintile in its Lipper Performance Group for the three-year period ended December 31, 2018 and ranked in the 4th quintile in its Lipper Performance Universe for the three-, four- and five-year periods ended December 31, 2018.

The Directors noted that the WPG Partners Small/Micro Cap Value Fund outperformed its primary benchmark, the Russell 2000 Value Index, for the year-to-date and since-inception periods ended March 31, 2019. The Directors noted that the WPG Partners Small/Micro

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OTHER INFORMATION (CONTINUED)

(UNAUDITED)

Cap Value Fund’s performance ranked in the 4th quintile in its Lipper Performance Group for the one- and five-year periods, and in the 5th quintile in its Lipper Performance Universe for the one-, two-, three-, four-year and five-year periods ended December 31, 2018.

Next, the Directors also reviewed the performance of the Boston Partners Long/Short Research Fund, noting that the Fund had underperformed its benchmark for the year-to-date, one-, three-, and five-year and since inception periods ended March 31, 2019. However, the Directors noted that the Boston Partners Long/Short Research Fund ranked within the 2nd quintile in its Lipper Performance Group for the five-year period ended December 31, 2018. In addition, the Directors noted that the Fund ranked in the 3rd quintile for the five-year period ended December 31, 2018 in its Lipper Performance Universe.

The Directors next reviewed the performance of the Boston Partners Small Cap Value Fund II, which outperformed its benchmark, the Russell 2000 Value Index, for the since-inception period ended March 31, 2019. The Directors noted that the Boston Partners Small Cap Value Fund ranked within the 1st quintile in its Lipper Performance Group for the four-year period ended December 31, 2018. In addition, the Directors noted that the Fund ranked in the 2nd quintile for the four- and five-year periods ended December 31, 2018 in its Lipper Performance Universe.

The Directors also considered the performance of the Boston Partners Global Equity Fund, which underperformed its benchmark, the MSCI World Index, for the year-to-date, one-year, three-year, five-year and since- inception periods ended March 31, 2019. They also noted that Fund ranked in the 1st quintile for the four-year period ended December 31, 2018 in its Lipper Performance Group, and ranked in the 2nd quintile for the four-year and five-year periods ended December 31, 2018 in its Lipper Performance Universe.

The Directors noted that the Boston Partners Global Long/Short Fund had outperformed its benchmark, the MSCI World Index, for the one-year period ended March 31, 2019. They noted that for the four-year period ended December 31, 2018, the Fund ranked in the 1st quintile in its Lipper Performance Group and ranked in the 3rd quintile for the four-year period ended December 31, 2018 in its Lipper Performance Universe.

The Directors then reviewed the performance of the Boston Partners Emerging Markets Long/Short Fund, which underperformed its benchmark, the MSCI Emerging Markets Index, for the year-to-date, one-year, three-year and since-inception periods ended March 31, 2019. The Directors also noted that the Boston Partners Emerging Markets Long/Short Fund ranked in the 3rd quintile in its Lipper Performance Group for the two-year, three-year and since-inception periods ended December 31, 2018, and ranked in the 3rd quintile in its Lipper Performance Universe for the three-year and since-inception periods ended December 31, 2018.

Finally, the Directors noted that the Boston Partners Emerging Markets Fund had outperformed its benchmark, the MSCI Emerging Markets Index, for the year-to-date period ended March 31, 2019. They also noted that Fund ranked in the 5th quintile for the one-year and since-inception periods ended December 31, 2018 in both its Lipper Performance Group and Lipper Performance Universe.

The Board also considered the advisory fee rates payable by the Funds under the Investment Advisory Agreements. In this regard, information on the fees paid by the Funds and the Funds’ total operating expense ratios (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that Boston Partners had contractually agreed to waive management fees and reimburse expenses through at least February 29, 2020 to limit total annual operating expenses to agreed upon levels for each Fund.

After reviewing the information regarding the Funds’ costs, profitability and economies of scale, and after considering Boston Partners’ services, the Directors concluded that the investment advisory fees paid by the Funds were fair and reasonable and that the Investment Advisory Agreements should be approved and continued for an additional one-year period ending August 16, 2020.

Boston Partners Global Equity Advantage Fund

As required by the 1940 Act, the Board, including all of the Independent Directors, considered the approval of the investment advisory agreement among Boston Partners, Campbell & Company Investment Adviser LLC (“Campbell”) and the Company (the “Investment Advisory Agreement”) on behalf of the Boston Partners Global Equity Advantage Fund (the “Fund”), at a meeting of the Board held on February 6-7, 2019 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreement for an initial period ending August 16, 2020. The Board’s decision to approve the Investment Advisory Agreement reflects the exercise of its business judgment. In approving the Investment Advisory Agreement, the Board considered information provided by Boston Partners and Campbell with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the approval of the Investment Advisory Agreement between the Company, Boston Partners and Campbell with respect to the Fund, the Directors took into account all materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of services to be provided to the Fund by Boston Partners and Campbell; (ii) descriptions of the experience and qualifications of the personnel providing those services; (iii) the investment philosophy and process of Boston Partners and Campbell; (iv) assets under management and client descriptions of Boston Partners and Campbell; (v) soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions of Boston Partners and Campbell; (vi) the advisory fee arrangements and other similarly managed clients, as applicable; (vii) compliance procedures of Boston Partners and Campbell; (viii) financial information and insurance coverage; (ix) the

116  |  Annual Report 2019

BOSTON PARTNERS INVESTMENT FUNDS

OTHER INFORMATION (CONCLUDED)

(UNAUDITED)

extent to which economies of scale are relevant to the Fund; and (x) a report prepared by Broadridge/Lipper comparing the Fund’s proposed management fees and total expense ratio to those of its Lipper Group. The Directors noted that the Fund had not yet commenced operations, and consequently there was no performance information to review with respect to the Fund.

As part of their review, the Directors considered the nature, extent and quality of the services to be provided by Boston Partners and Campbell. The Directors concluded that Boston Partners and Campbell had substantial resources to provide services to the Fund.

The Board also considered the advisory fee rate payable by the Fund under the Investment Advisory Agreement. In this regard, information on the fees to be paid by the Fund and the Fund’s total operating expense ratio were compared to similar information for funds advised by other, unaffiliated investment advisory firms. The Directors noted that the Fund’s actual advisor fees was slightly above the median of its Lipper expense group and considered that the total expenses of the Fund, when taking the contractual expense limitation agreement, was slightly above the median of its Lipper expense group.

After reviewing the information regarding costs, profitability and economies of scale of Boston Partners and Campbell, and after considering the services to be provided by Boston Partners and Campbell, the Directors concluded that the investment advisory fees to be paid by the Fund to Boston Partners and Campbell were fair and reasonable and that the Investment Advisory Agreement should be approved for an initial period ending August 16, 2020.

Annual Report 2019  |  117

BOSTON PARTNERS INVESTMENT FUNDS

DIRECTORS AND EXECUTIVE OFFICERS

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling 1-888-261-4073.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 86	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	33	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 615 East Michigan Street Milwaukee, WI 53202 Age: 80	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since 2004, Director of Cornerstone Bank.	33	None
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 52	Director	2012 to present	Since 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	33	Emtec, Inc.; FS Investment Corporation (business development company) (until December 2018); FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios) (registered investment company).
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 76	Director	2006 to present	Since 1997, Consultant, financial services organizations.	33	IntriCon Corporation (biomedical device manufacturer); Kalmar Pooled Investment Trust (registered investment company) (until September 2017); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance).
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 71	Chairman Director	2005 to present 1991 to present	From 2006-2016, Co-Founder and Chief Executive Officer, Lifebooker, LLC (online beauty and health appointment booking service).	33	Independent Trustee of EIP Investment Trust (registered investment company).
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 59	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm); from 1983-2014, Chief Executive Officer and various positions, Pershing LLC (broker dealer, clearing and custody firm).	33	WisdomTree Investments, Inc. (asset management company) (until March 2019); Fidelity National Information Services, Inc. (financial services technology company). Ameriprise Financial, Inc. (financial services company).
Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 78	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	33	Reich and Tang Group (asset management) (until 2015).

118  |  Annual Report 2019

BOSTON PARTNERS INVESTMENT FUNDS

DIRECTORS AND EXECUTIVE OFFICERS (CONTINUED)

INTERESTED DIRECTOR2

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 81	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	33	None
OFFICERS

Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 56	President Chief Compliance Officer	2009 to present 2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company).	N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 58	Treasurer and Secretary	2016 to present	Since 2016, Treasurer and Secretary of The RBB Fund, Inc.; from 2005 to 2016, Assistant Treasurer of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A
Robert Amweg Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 66	Assistant Treasurer	2016 to present	Since 2013, Compliance Director, Vigilant Compliance, LLC (investment management services company); since 2012, Consultant to the financial services industry; from 2007 to 2012, Chief Financial Officer and Chief Accounting Officer, Turner Investments, LP (registered investment company).	N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 36	Assistant Treasurer	2018 to present	Since 2016, Assistant Vice President, U.S. Bancorp Fund Services, LLC (fund administrative services firm); from 2007 to 2016, Supervisor, Nuveen Investments (registered investment company).	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 48	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 60	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 40	Assistant Secretary	2017 to present	Partner, Drinker Biddle & Reath LLP (law firm) (2017-Present); Drinker Biddle & Reath LLP (2006-Present).	N/A	N/A

*	Each Director oversees 33 portfolios of the Company.
1.	Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

Annual Report 2019  |  119

BOSTON PARTNERS INVESTMENT FUNDS

DIRECTORS AND EXECUTIVE OFFICERS (CONCLUDED)

2.	Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the past five years. Each Director possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Straniere has been a practicing attorney for over 30 years and also serves on the boards of an asset management company and another registered investment company. Mr. Brodsky has over 40 years of senior executive level management experience in the cable television and communications industry. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Carnall has decades of senior executive-level management experience in the banking and financial services industry and also serves on the boards of various corporations and a bank. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing and investment services industry and service on securities industry and investment company boards.

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BOSTON PARTNERS INVESTMENT FUNDS

PRIVACY NOTICE

(UNAUDITED)

FACTS	WHAT DO THE BOSTON PARTNERS INVESTMENT FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	•	Social Security number
	•	account balances
	•	account transactions
	•	transaction history
	•	wire transfer instructions
	•	checking account information

When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Boston Partners Investment Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Boston Partners Investment Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	Yes
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (888) 261-4073 or go to www.boston-partners.com

Annual Report 2019  |  121

BOSTON PARTNERS INVESTMENT FUNDS

PRIVACY NOTICE (CONTINUED)

(UNAUDITED)

What we do
How do the Boston Partners Investment Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Boston Partners Investment Funds collect my personal information?

We collect your personal information, for example, when you

•     open an account

•     provide account information

•     give us your contact information

•     make a wire transfer

•     tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•     sharing for affiliates’ everyday business purposes-information about your creditworthiness

•     affiliates from using your information to market to you

•     sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

European Union’s General Data Protection Regulation

In addition to the above information, where applicable, you have the following rights under the European Union’s General Data Protection Regulation (“GDPR”) and U.S. Privacy Laws, as applicable and to the extent permitted by law, to

•     Check whether we hold personal information about you and to access such data (in accordance with our policy)

•     Request the correction of personal information about you that is inaccurate

•     Have a copy of the personal information we hold about you provided to you or another “controller” where technically feasible

•     Request the erasure of your personal information

•     Request the restriction of processing concerning you

The legal grounds for processing of your personal information is for contractual necessity and compliance with law.

If you wish to exercise any of your rights above, please call: 1-888-261-4073.

You are required to ensure the personal information we hold about you is up-to-date and accurate and you must notify us of any changes to the personal data you provided to us.

122  |  Annual Report 2019

BOSTON PARTNERS INVESTMENT FUNDS

PRIVACY NOTICE (CONCLUDED)

(UNAUDITED)

What we do (continued)
European Union’s General Data Protection Regulation (continued)	The Boston Partners Investment Funds shall retain your personal data for as long as you are an investor in the Funds and thereafter as long as necessary to comply with applicable laws that require the Funds to retain your personal data, such as the Securities and Exchange Commission’s data retention rules. Your personal data will be transferred to the United States so that the Funds may provide the agreed upon services for you. No adequacy decision has been rendered by the European Commission as to the data protection of your personal data when transferring it to the United States. However, the Funds do take the security of your personal data seriously.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. Our affiliates include:

	•	ORIX Corporation.
	•	Robeco Investment Management, Inc.
	•	Robeco Securities, LLC

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

	•	The Boston Partners Investment Funds don’t share with nonaffiliates so they can market to you. The Boston Partners Investment Funds may share information with nonaffiliates that perform marketing services on our behalf.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
	•	The Boston Partners Investment Funds may share your information with other financial institutions with whom we have joint marketing arrangements who may suggest additional fund services or other investment products which may be of interest to you.

Controller	“Controller” means the natural or legal person, public authority, agency or other body which, alone or jointly with others, determines the purposes and means of the processing of personal data; where the purposes and means of such processing are determined by European Union or European Member State law, the controller or the specific criteria for its nomination may be provided for by European Union or European Member State law.

Annual Report 2019  |  123

INVESTMENT ADVISER
Boston Partners Global Investors, Inc.
60 East 42nd Street, Suite 1550
New York, NY 10165

ADMINISTRATOR AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

PRINCIPAL UNDERWRITER
Quasar Distributors, LLC
777 East Wisconsin Avenue, Floor 6
Milwaukee, WI 53202
CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
One Commerce Square
2005 Market Street, Suite 700
Philadelphia, PA 19103

LEGAL COUNSEL
Drinker Biddle & Reath LLP
One Logan Square, Ste. 2000
Philadelphia, PA 19103-6996

BOS-AR19

Campbell Advantage Fund

of

THE RBB FUND, INC.

Annual Report

August 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Campbell Advantage Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Campbell Advantage Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-844-261-6488.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Campbell Advantage Fund, you can call 1-844-261-6488 to inform the Campbell Advantage Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Campbell Advantage Fund.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

Campbell Advantage Fund

Annual Report
Performance Data
August 31, 2019 (Unaudited)

Comparison of Change in Value of $10,000 Investment in
Campbell Advantage Fund vs. Barclay BTOP50 Index

This chart assumes a hypothetical $10,000 initial investment in the Campbell Advantage Fund (“Fund”) is made on May 31, 2019 (the date on which the Fund commenced investment) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Barclay BTOP50 Index is unmanaged, does not incur expenses and is not available for investment.

Average annual total returns for the period ended AUGUST 31, 2019
SINCE INCEPTION
Campbell Advantage Fund	34.90%(1) (2)
Barclay BTOP50 Index(3)	9.14%

(1)	Inception date of the Fund is May 31, 2019.

(2)	Not annualized.

(3)	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

Performance data quoted is past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted above. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Call the Fund at 1-844-261-6488 for returns current to the most recent month-end.

An investment in the Fund is speculative and involves substantial risk. The Fund is not suitable for all investors. It is possible that an investor may lose some or all of its investment. The Fund invests in long and short positions in futures, forwards and spot contracts, each of which may be tied to commodities, financial indices and instruments,

1

Campbell Advantage Fund

Annual Report
Performance Data (Concluded)
August 31, 2019 (Unaudited)

foreign currencies, or equity indices. The Fund also invests in investment grade fixed income securities of all durations and maturities. The Fund may be more volatile than investments in traditional securities. Losses on futures and other derivatives can be caused by unanticipated market movements and may be potentially unlimited. Commodities, currencies, foreign investments, and interest rate-linked instruments each entail special risks. The Fund is non-diversified; therefore gains or losses on a single holding may have a relatively great impact on the Fund. A more complete description of the Fund’s risks can be found in its prospectus, which should be read carefully before investing.

The Fund intends to elect to be treated and to qualify each year, as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code (“Code”). To maintain qualification for federal income tax purposes as a RIC under the Code, the Fund must meet certain source-of-income, asset diversification and distribution of its income requirements. If the Fund were to fail to qualify as a RIC and became subject to federal income tax, shareholders of the Fund would be subject to diminished returns.

The Barclay BTOP50 Index (“BTOP50”) seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 employs a top-down approach in selecting its constituents. The largest investable trading adviser programs, as measured by assets under management, are selected for inclusion in the BTOP50. The index portfolio is equally weighted among the selected programs at the beginning of each calendar year and rebalanced annually. It is impossible to invest directly in an index.

Portfolio composition is subject to change.

2

Campbell Advantage Fund

Fund Expense Examples

August 31, 2019 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2019 through August 31, 2019, and held for the entire period. The actual values and expenses are based on the 92-day period from the Fund’s inception on May 31, 2019 through August 31, 2019.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Expenses Paid During Period *	Annualized Expense Ratio	Actual Total Investment Return for the Fund
Actual	$ 1,000.00	$ 1,349.00	$ 21.97	7.42%	34.90%
Hypothetical (5% return before expenses)	1,000.00	987.80	37.18	7.42	N/A

*

Expenses are equal to the Fund’s annualized six-month expense ratio for the period March 1, 2019 to August 31, 2019, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one half year period. The actual dollar amounts shown are expenses paid during the period for the Fund and multiplied by 92 days, which is based on the date of inception (May 31, 2019). The Fund’s ending account value on the first line in the tables is based on the actual since inception total investment return for the Fund.

3

Campbell Advantage Fund

Consolidated Portfolio Holdings Summary Table

August 31, 2019 (Unaudited)

The following table presents a consolidated summary of the portfolio holdings of the Fund at August 31, 2019:

	% of Net Assets	Value
SHORT-TERM INVESTMENTS:
U.S. Treasury Obligations	36.9%	$1,293,099
OTHER ASSETS IN EXCESS OF LIABILITIES (including futures and forward foreign currency contracts)	63.1	2,207,552
NET ASSETS	100.0%	$3,500,651

The Fund seeks to achieve its investment objective by allocating its assets among derivatives and fixed income securities.

As a result of the Fund’s use of derivatives, the Fund may hold significant amounts of U.S. Treasuries or short-term investments.

Portfolio holdings are subject to change at any time.

Refer to the Consolidated Portfolio of Investments for a detailed listing of the Fund’s holdings.

The accompanying notes are an integral part of the consolidated financial statements.
4

Campbell Advantage Fund

Consolidated Portfolio of Investments

August 31, 2019

	Coupon*	Maturity Date	Par	Value
SHORT-TERM INVESTMENTS — 36.9%
U.S. TREASURY OBLIGATIONS — 36.9%
United States Treasury Bill	1.799%	01/02/20	$250,000	$248,435
United States Treasury Bill	1.780%	02/27/20	300,000	297,308
United States Treasury Bill	1.866%	09/26/19	250,000	249,692
United States Treasury Bill	1.858%	10/17/19	250,000	249,393
United States Treasury Bill	1.804%	01/16/20	250,000	248,271
				1,293,099
TOTAL SHORT-TERM INVESTMENTS
(Cost $1,293,302)				1,293,099

TOTAL INVESTMENTS — 36.9%
(Cost $1,293,302)				1,293,099

OTHER ASSETS IN EXCESS OF LIABILITIES — 63.1%				2,207,552
NET ASSETS — 100.0%				$3,500,651

*	Short-term investments’ coupon reflects the annualized yield on the date of purchase for discounted investments.

The accompanying notes are an integral part of the consolidated financial statements.
5

Campbell Advantage Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2019

Futures contracts outstanding as of August 31, 2019 were as follows:

Long Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
10 Year Mini Japanese Government Bond	Sep-19	37	$3,482,845	$38,556
3-Month Euro Euribor	Sep-20	62	17,035,213	29,706
90-DAY Bank Bill	Dec-19	19	12,795,561	4,336
90-Day Euro	Sep-20	24	6,000,000	15,010
90-Day Sterling	Sep-20	61	9,278,075	14,093
Amsterdam Index	Sep-19	1	122,669	4,361
Australian 10-Year Bond	Sep-19	13	875,486	40,622
Australian 3-Year Bond	Sep-19	54	3,636,633	25,839
CAC40 10 Euro	Sep-19	2	120,411	3,971
Canadian 10-Year Bond	Dec-19	10	751,089	1,415
Euro BUXL 30-Year Bond Futures	Dec-19	3	329,714	854
Euro Stoxx 50	Sep-19	2	75,153	1,338
Euro-Bobl	Dec-19	25	2,747,615	3,313
Euro-BTP	Dec-19	5	549,523	(4,501)
Euro-Bund	Dec-19	9	989,141	89
Euro-Oat	Dec-19	9	989,141	3,397
Euro-Schatz	Dec-19	89	9,781,510	3,537
FTSE/MIB Index	Sep-19	1	117,158	(387)
Gold 100 Oz	Dec-19	3	458,820	19,003
London Metals Exchange Aluminum	Sep-19	5	216,563	(6,439)
London Metals Exchange Copper	Sep-19	1	141,706	(2,897)
London Metals Exchange Nickel	Sep-19	3	324,090	73,381
London Metals Exchange Nickel	Dec-19	2	214,740	25,667
London Metals Exchange Zinc	Sep-19	1	55,225	(1,753)
Long Gilt	Dec-19	8	973,437	8,399
MSCI Taiwan Index	Sep-19	2	78,180	1,776
Palladium	Dec-19	1	153,920	7,318
Platinum	Oct-19	1	46,585	(267)
S&P/TSX 60 Index	Sep-19	1	147,439	1,979
Silver	Dec-19	3	275,150	8,948
SPI 200 Index	Sep-19	2	221,262	856
U.S. Treasury 10-Year Notes	Dec-19	12	1,233,998	1,035
U.S. Treasury 2-Year Notes	Dec-19	15	3,068,974	(811)
U.S. Treasury 5-Year Notes	Dec-19	17	1,770,577	224
U.S. Treasury Long Bond (Chicago Board of Trade)	Dec-19	5	699,916	2,491
U.S. Treasury Ultra Long Bond (Chicago Board of Trade)	Dec-19	3	362,671	4,518
				$328,977

The accompanying notes are an integral part of the consolidated financial statements.
6

Campbell Advantage Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2019

Short Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Brent Crude	Dec-19	1	$(58,460)	$(522)
Cattle Feeder Futures	Oct-19	2	(130,800)	5,094
Cocoa	Dec-19	2	(44,440)	194
Coffee	Dec-19	2	(72,638)	725
Corn	Dec-19	2	(36,975)	7
Cotton No.2	Dec-19	8	(235,320)	13,946
FTSE/JSE TOP 40	Sep-19	2	(64,442)	(119)
Hang Seng Index	Sep-19	1	(163,321)	743
IBEX 35 Index	Sep-19	1	(96,678)	(623)
Lean Hogs	Oct-19	2	(50,820)	1,754
Live Cattle	Oct-19	5	(197,852)	8,605
London Metals Exchange Aluminum	Sep-19	5	(216,563)	6,638
London Metals Exchange Aluminum	Dec-19	4	(175,525)	3,790
London Metals Exchange Copper	Sep-19	1	(141,706)	3,922
London Metals Exchange Copper	Dec-19	1	(141,975)	2,910
London Metals Exchange Nickel	Sep-19	3	(324,090)	(63,923)
London Metals Exchange Zinc	Sep-19	1	(55,225)	6,828
London Metals Exchange Zinc	Dec-19	2	(110,200)	3,501
Low Sulphur Gasoil G Futures	Oct-19	1	(56,225)	1,073
Natural Gas	Oct-19	4	(91,400)	(6,340)
Russell 2000 E-Mini	Sep-19	1	(74,710)	(517)
Soybean	Nov-19	3	(130,350)	191
Sugar No. 11 (World)	Oct-19	7	(87,338)	5,355
Topix Index	Sep-19	1	(142,138)	(2,407)
Wheat	Dec-19	1	(23,125)	785
WTI Crude	Oct-19	1	(55,100)	(1,892)
				$(10,282)
Total Futures Contracts				$318,695

The accompanying notes are an integral part of the consolidated financial statements.
7

Campbell Advantage Fund

Consolidated Portfolio of Investments (Concluded)

August 31, 2019

Forward foreign currency contracts outstanding as of August 31, 2019 were as follows:

Currency Purchased		Currency Sold		Expiration Date	Counterparty	Unrealized Appreciation/ (Depreciation)
AUD	800,000	USD	560,036	Sep 18 2019	NatWest	$(20,954)
CAD	1,250,000	USD	950,495	Sep 18 2019	NatWest	(11,348)
CHF	300,000	USD	306,816	Sep 18 2019	NatWest	(3,187)
EUR	750,000	USD	855,462	Sep 18 2019	NatWest	(29,947)
GBP	250,000	USD	312,403	Sep 18 2019	NatWest	(7,945)
JPY	97,500,000	USD	916,415	Sep 18 2019	NatWest	2,643
NOK	5,700,000	USD	667,308	Sep 18 2019	NatWest	(41,457)
NZD	950,000	USD	634,880	Sep 18 2019	NatWest	(35,942)
SEK	8,400,000	USD	902,202	Sep 18 2019	NatWest	(45,228)
USD	1,554,470	AUD	2,250,000	Sep 18 2019	NatWest	38,302
USD	1,087,991	CAD	1,450,000	Sep 18 2019	NatWest	(1,421)
USD	357,201	CHF	350,000	Sep 18 2019	NatWest	2,967
USD	2,147,524	EUR	1,900,000	Sep 18 2019	NatWest	56,218
USD	1,679,693	GBP	1,350,000	Sep 18 2019	NatWest	35,625
USD	250,541	JPY	27,000,000	Sep 18 2019	NatWest	(3,967)
USD	1,623,048	NOK	14,250,000	Sep 18 2019	NatWest	58,421
USD	1,439,878	NZD	2,200,000	Sep 18 2019	NatWest	52,864
USD	2,036,025	SEK	19,200,000	Sep 18 2019	NatWest	77,227
Total Forward Foreign Currency Contracts						$122,871

AUD	Australian Dollar	JPY	Japanese Yen
CAD	Canadian Dollar	NatWest	National Westminster Bank
CHF	Swiss Franc	NOK	Norwegian Krone
EUR	Euro	NZD	New Zealand Dollar
GBP	British Pound	SEK	Swedish Krona
		USD	United States Dollar

The accompanying notes are an integral part of the consolidated financial statements.
8

Campbell Advantage Fund

Consolidated Statement of Assets and Liabilities

August 31, 2019

ASSETS
Investments, at value (cost $1,293,302)	$1,293,099
Cash	926,321
Foreign currency deposits with broker for future contracts (cost $432,088)	427,540
Deposits with brokers:
Futures contracts	229,963
Forward foreign currency contracts	395,000
Unrealized appreciation on futures contracts	412,093
Unrealized appreciation on forward foreign currency contracts	324,267
Offering costs	33,836
Total assets	4,042,119
LIABILITIES
Due to broker	207,593
Unrealized depreciation on forward foreign currency contracts	201,396
Unrealized depreciation on futures contracts	93,398
Other accrued expenses and liabilities	39,081
Total liabilities	541,468
Net assets	$3,500,651
NET ASSETS CONSIST OF:
Par value	$260
Paid-in capital	2,567,859
Total distributable earnings/(loss)	932,532
Net assets	$3,500,651
CAPITAL SHARES:
Net assets	$3,500,651
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	259,515
Net asset value, offering and redemption price per share	$13.49

The accompanying notes are an integral part of the consolidated financial statements.
9

Campbell Advantage Fund

Consolidated Statement of Operations

For The Period Ended

August 31, 2019(1)

INVESTMENT INCOME
Interest	$1,454
Total investment income	1,454
EXPENSES
Audit and tax service fees	35,245
Offering costs	11,226
Administration and accounting fees (Note 2)	4,715
Custodian fees (Note 2)	1,829
Printing and shareholder reporting fees	1,513
Registration and filing fees	703
Transfer agent fees (Note 2)	396
Total expenses	55,627
Net investment income/(loss)	(54,173)
NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from:
Futures contracts	591,495
Foreign currency transactions	(2,400)
Forward foreign currency contracts	(71,437)
Net change in unrealized appreciation/(depreciation) on:
Investments	(203)
Futures contracts	318,695
Foreign currency translations	(4,197)
Forward foreign currency contracts	122,871
Net realized and unrealized gain/(loss) on investments	954,824
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$900,651

(1)	Fund commenced operations on May 31, 2019.

The accompanying notes are an integral part of the consolidated financial statements.
10

Campbell Advantage Fund

Consolidated Statement of Changes in Net Assets

For the Period Ended August 31, 2019(1)
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$(54,173)
Net realized gain/(loss) from futures contracts, foreign currency transactions and forward foreign currency contracts	517,658
Net change in unrealized appreciation/(depreciation) on investments, future contracts, foreign currency translations and forward foreign currency contracts	437,166
Net increase/(decrease) in net assets resulting from operations	900,651

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,600,000
Net increase/(decrease) in net assets from capital share transactions	2,600,000
Total increase/(decrease) in net assets	3,500,651

NET ASSETS:
Beginning of period	—
End of period	$3,500,651

SHARE TRANSACTIONS:
Shares sold	259,515
Net increase/(decrease) in shares outstanding	259,515

(1)	Fund commenced operations on May 31, 2019.

The accompanying notes are an integral part of the consolidated financial statements.
11

Campbell Advantage Fund

Consolidated Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the period. This information has been derived from information provided in the consolidated financial statements.

	For the Period Ended August 31, 2019(1)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$10.00
Net investment income/(loss)(2)	(0.22)
Net realized and unrealized gain/(loss) on investments(3)	3.71
Net increase/(decrease) in net assets resulting from operations	3.49
Dividends and distributions to shareholders from:
Net investment income	—
Net realized capital gain	—
Total dividends and distributions to shareholders	—
Net asset value, end of period	$13.49
Total investment return(4)	34.90	%(6)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000’s omitted)	$3,501
Ratio of expenses to average net assets with waivers and reimbursements	7.77	%(5)
Ratio of expenses to average net assets without waivers and reimbursements	7.77	%(5)
Ratio of net investment income/(loss) to average net assets	(7.57	)%(5)
Portfolio turnover rate	0	%(6)

(1)	The Fund commenced investment operations on May 31, 2019.
(2)	Calculated based on average shares outstanding for the period.
(3)

The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(4)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and is not annualized.
(5)	Annualized.
(6)	Not annualized.

The accompanying notes are an integral part of the consolidated financial statements.
12

Campbell Advantage Fund

Notes To Consolidated Financial Statements

August 31, 2019

1. Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has thirty-three separate investment portfolios, including the Campbell Advantage Fund (the “Fund”), which commenced investment operations on May 31, 2019. The Fund’s shares are not registered under the Securities Act of 1933 as amended (the “1933 Act”), and are only offered in private placements to other series of the Company and other persons that are “accredited investors” within the meaning of Regulation D under the 1933 Act.

RBB has authorized capital of one hundred billion shares of common stock of which 87.423 billion shares are currently classified into one hundred and eighty-five classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The Fund’s investment objective is to seek capital appreciation.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services - Investment Companies.”

The end of the reporting period for the Fund is August 31, 2019, and the period covered by these Notes to Consolidated Financial Statements is the fiscal period from the Fund’s commencement of investment operations on May 31, 2019 through August 31, 2019 (the “current fiscal period”).

Consolidation of Subsidiary — The Adviser’s Campbell Advantage Program will be achieved by the Fund investing up to 25% of its total assets in the Campbell Advantage Offshore Limited (the “Subsidiary”), a wholly-owned and controlled subsidiary for the Fund organized under the laws of the Cayman Islands. The consolidated financial statements of the Fund include the financial statements of the Subsidiary. The Fund consolidates the results of subsidiaries in which the Fund holds a controlling financial interest. All inter-company accounts and transactions have been eliminated. As of the end of the reporting period, the net assets of the Subsidiary were $494,947, which represented 14.09% of the Fund’s net assets.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sales price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses). Forward currency exchange contracts are valued by interpolating between spot and forward currency rates as quoted by an independent pricing service. Futures contracts are generally valued using the settlement price determined by the relevant exchange. If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuation techniques used to measure the fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 – Prices are determined using quoted prices in active markets for identical securities.

13

Campbell Advantage Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2019

●	Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 – Prices are determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as the end of the reportinig period, in valuing the Fund’s investments carried at fair value:

	Total	Level 1	Level 2	Level 3
Short-Term Investments	$1,293,099	$1,293,099	$—	$—
Commodity Contracts
Futures Contracts	199,635	199,635	—	—
Equity Contracts
Futures Contracts	15,024	15,024	—	—
Interest Rate Contracts
Futures Contracts	197,434	197,434	—	—
Foreign Currency Contracts
Forward Foreign Currency Contracts	324,267	—	324,267	—
Total Assets	$2,029,459	$1,705,192	$324,267	$—

	Total	Level 1	Level 2	Level 3
Commodity Contracts
Futures Contracts	$(84,033)	$(84,033)	$—	$—
Equity Contracts
Futures Contracts	(4,053)	(4,053)	—	—
Interest Rate Contracts
Futures Contracts	(5,312)	(5,312)	—	—
Foreign Currency Contracts
Forward Foreign Currency Contracts	(201,396)	—	(201,396)	—
Total Liabilities	$(294,794)	$(93,398)	$(201,396)	$—

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A

14

Campbell Advantage Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2019

reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for Level 3 transfers are disclosed if the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Fund had no Level 3 transfers.

Disclosures about Derivative Instruments and Hedging Activities — Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that the Fund used during the period include forward foreign currency contracts and futures contracts.

During the current fiscal period, the Fund used long and short contracts on U.S. and foreign equity market indices, U.S. and foreign government bonds, foreign currencies and commodities (through investment in the Subsidiary), to gain investment exposure in accordance with its investment objective.

The following tables provide quantitative disclosures about fair value amounts of, and gains and losses on, the Fund’s derivative instruments as of and for the current fiscal period.

The following table lists the fair values of the Fund’s derivative holdings as of the end of the reporting period, grouped by contract type and risk exposure category.

Derivative Type	CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES LOCATION	Commodity Contracts	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts	Total
Asset Derivatives
Futures Contracts (a)	Unrealized appreciation on futures contracts	$199,635	$15,024	$197,434	$—	$412,093
Forward Contracts (a)	Unrealized appreciation on forward foreign currency contracts	—	—	—	324,267	324,267
Total Value - Assets		$199,635	$15,024	$197,434	$324,267	$736,360

Liability Derivatives
Futures Contracts (a)	Unrealized depreciation on futures contracts	$(84,033)	$(4,053)	$(5,312)	$—	$(93,398)
Forward Contracts (a)	Unrealized depreciation on forward foreign currency contracts	—	—	—	(201,396)	(201,396)
Total Value - Liabilities		$(84,033)	$(4,053)	$(5,312)	$(201,396)	$(294,794)

(a)	This amount represents the cumulative appreciation/(depreciation) of forward and futures contracts as reported in the Consolidated Portfolio of Investments.

15

Campbell Advantage Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2019

The following table lists the amounts of realized gains/(losses) included in net increase/(decrease) in net assets resulting from operations during the current fiscal period, grouped by contract type and risk exposure.

Derivative Type	Consolidated Statement of Operations Location	Commodity Contracts	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts	Total
Realized Gain/(Loss)
Futures Contracts	Net realized gain/ (loss) from futures contracts	$(20,967)	$26,503	$585,959	$—	$591,495
Forward Contracts	Net realized gain/ (loss) from forward foreign currency contracts	—	—	—	(71,437)	(71,437)
Total Realized Gain/(Loss)		$(20,967)	$26,503	$585,959	$(71,437)	$520,058

The following table lists the amounts of change in unrealized appreciation/(depreciation) included in net increase/(decrease) in net assets resulting from operations during the current fiscal period, grouped by contract type and risk exposure.

Derivative Type	Consolidated Statement of Operations Location	Commodity Contracts	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts	Total
Change in Unrealized Appreciation/(Depreciation)
Futures Contracts	Net change in unrealized appreciation/(depreciation) on futures contracts	$115,602	$10,971	$192,122	$—	$318,695
Forward Contracts	Net change in unrealized appreciation/(depreciation) on forward foreign currency contracts	—	—	—	122,871	122,871
Total Change in Unrealized Appreciation/(Depreciation)		$115,602	$10,971	$192,122	$122,871	$441,566

For the fiscal period, the Fund’s quarterly average volume of derivatives was as follows:

Long Futures Notional Amount	Short Futures Notional Amount	Forward Foreign Currency Contracts — Payable (Value at Trade Date)	Forward Foreign Currency Contracts — Receivable (Value at Trade Date)
$73,905,173	$(2,024,945)	$(10,794,860)	$10,849,969

16

Campbell Advantage Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2019

For financial reporting purposes, the Fund does not offset fair value amounts recognized for derivative instruments and fair value amounts recognized for the right to reclaim cash collateral (receivables) or the obligation to return cash collateral (payables) arising from derivative instruments recognized at fair value executed with the same counterparty under a master netting arrangement.

The following is a summary of financial and derivative instruments that are subject to enforceable master netting agreements (or similar arrangements) and collateral received and pledged in connection with the master netting agreements (or similar arrangements).

		Gross Amount Not Offset in Consolidated Statement of Assets and Liabilities				Gross Amount Not Offset in Consolidated Statement of Assets and Liabilities
Description	Gross Amount Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount(1)	Gross Amount Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged(2)	Net Amount(3)
	Assets				Liabilities
Forward Foreign Currency Contracts	$324,267	$(201,396)	$—	$122,871	$201,396	$(201,396)	$—	$—

(1)	Net amount represents the net amount receivable from the counterparty in the event of default.

(2)	Actual collateral pledged may be more than the amount shown.

(3)	Net amount represents the net amount payable to the counterparty in the event of default.

Use of Estimates — The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

Investment Transactions, Investment Income and Expenses — The Fund records security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income (including amortization of premiums and accretion of discounts) is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund’s investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred on behalf of a specific class, fund or fund family are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Board deems fair or equitable. Offering costs for a new fund are expensed over a 12-month period from the inception date of the fund. Offering costs are charged directly to the fund in which they are incurred. Expenses and fees, including investment advisory, offering costs, and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.

17

Campbell Advantage Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2019

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

For tax purposes, the Subsidiary is an exempted Cayman Islands investment company. The Subsidiary has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation and as such is not subject to U.S. income tax.

Foreign Currency Translation — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the consolidated financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investments in the Consolidated Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Consolidated Statement of Operations.

Currency Risk — Investment in foreign securities involves currency risk associated with securities that trade or are denominated in currencies other than the U.S. dollar and which may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency may cause the U.S. dollar value of an investment in that country to decline. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls. Forward foreign currency exchange contracts may limit potential gains from a favorable change in value between the U.S. dollar and foreign currencies. Unanticipated changes in currency pricing may result in poorer overall performance for the Fund than if it had not engaged in these contracts.

Commodity Sector Risk — Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The commodity-linked securities in which the Fund invests may be issued by companies in the financial services sector, and events affecting the financial services sector may cause the Fund’s share value to fluctuate.

Foreign Securities Market Risk — A substantial portion of the trades of the Fund are expected to take place on markets or exchanges outside the United States. There is no limit to the amount of assets of the Fund that may be committed to trading on foreign markets. The risk of loss in trading foreign futures and options on futures contracts can be substantial. Participation in foreign futures and options on futures contracts involves the execution and clearing of trades on, or subject to the rules of, a foreign board of trade or exchange. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual

18

Campbell Advantage Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2019

counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

Counterparty Risk — The derivative contracts entered into by the Fund or its Subsidiary may be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease.

Credit Risk — Credit risk refers to the possibility that the issuer of the security or a counterparty in respect of a derivative instrument will not be able to satisfy its payment obligations to the Fund when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value or default. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes.

Futures Contracts — The Fund uses futures contracts in the normal course of pursuing its investment objective. Upon entering into a futures contract, the Fund must deposit initial margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets. Pursuant to the futures contract, the Fund agrees to receive from, or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such a receipt of payment is known as “variation margin” and is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contract. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. Use of long futures contracts subjects the Fund to risk of loss in excess of the amount shown on the Consolidated Statement of Assets and Liabilities, up to the notional value of the futures contract. Use of short futures contracts subjects the Fund to unlimited risk of loss.

Forward Foreign Currency Contracts — The Fund uses forward foreign currency contracts (“forward contracts”) in the normal course of pursuing its investment objectives. These contracts are marked-to-market daily at the applicable translation rates. The Fund records realized gains or losses at the time the forward contract is closed. A forward contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. Risks may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies. The Fund’s maximum risk of loss from counterparty credit risk related to forward foreign currency contracts is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between the Fund and the counterparty is in place and to the extent the Fund obtains collateral to cover the Fund’s exposure to the counterparty.

Cash and Cash Equivalents — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, the Fund expects the risk of material loss from such claims to be remote.

19

Campbell Advantage Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2019

2. Investment Adviser and Other Services

Campbell & Company Investment Adviser LLC (“Campbell” or the “Adviser”) serves as the investment adviser to the Fund. The Adviser is a wholly-owned subsidiary of Campbell & Company, L.P. The Fund does not pay a fee to Campbell for investment advisory services. The Fund is only available for investment to clients of Campbell, including other investment companies advised by Campbell. Such clients have discretion to pay Campbell an amount deemed to be fair and reasonable.

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as administrator for the Fund. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Fund’s transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

For compensation amounts paid to Fund Services and the Custodian, please refer to the Consolidated Statement of Operations.

3. Director and Officer Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. Employees of Vigilant Compliance, LLC serve as President, Chief Compliance Officer and Assistant Treasurer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. An employee of RBB serves as Treasurer and Secretary and is compensated for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Fund or the Company. For Director and Officer compensation amounts, please refer to the Consolidated Statement of Operations.

4. Purchases and Sales of Investment Securities

During the current fiscal period, there were no purchases and sales of investment securities (excluding short-term investments and derivative transactions) or long-term U.S. Government securities of the Fund.

5. Federal Income Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the consolidated financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2019, the federal tax cost and aggregate gross unrealized appreciation and depreciation of investments held by the Fund were as follows(a):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$1,736,623	$172,810	$(203)	$172,607

(a)

The difference between the book basis and tax basis cost and aggregate gross unrealized appreciation and depreciation of investments is attributable primarily to non-1256 futures and timing difference related to taxable income from a wholly owned controlled foreign corporation.

20

Campbell Advantage Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2019

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying consolidated financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

Permanent differences as of August 31, 2019, primarily attributable to investments in wholly-owned controlled foreign corporation and nondeductible organizational costs were reclassified among the following accounts:

Distributable Earnings/(Loss)	PAID-IN CAPITAL
$31,881	$(31,881)

As of August 31, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)
$361,245	$382,490	$188,797

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains of the Subsidiary for federal income tax purposes. Short-term and foreign currency gains are reported as ordinary income for federal income tax purposes.

There were no dividends or distributions paid during the current fiscal period ended August 31, 2019.

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and August 31 and late year ordinary losses ((i) ordinary losses between January 1 and August 31, and (ii) specified ordinary and currency losses between November 1 and August 31) as occurring on the first day of the following tax year. For the current fiscal period ended August 31, 2019, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until September 1, 2019. As of August 31, 2019, the Fund had no tax basis qualified late-year losses.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. As of August 31, 2019, the Fund had no tax basis capital loss carryovers to offset future capital gains.

6. New Accounting Pronouncements and regulatory updates

In August 2018, FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all affected entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An affected entity is permitted to adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of additional disclosures, which are required for public companies only, until their effective date. Management evaluated the impact of these changes on the Fund’s consolidated financial statements and has elected to early adopt the removed and modified disclosures effective August 31, 2019. The impact of adoption

21

Campbell Advantage Fund

Notes To Consolidated Financial Statements (Concluded)

August 31, 2019

was limited to changes in the financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy. Management is still evaluating the impact of the additional disclosure requirements.

In August 2018, the SEC released its Final Rule on Disclosure Update and Simplification, which amends certain disclosure requirements effective for filings subsequent to November 5, 2018. As of August 31, 2019, management has adopted this amendment. The amendment requires presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities. The amendment also requires presentation of the total distributions, rather than the components thereof, on the Statements of Changes in Net Assets and removes the requirement for disclosure of accumulated net investment income/(loss) on a book basis. These changes generally simplify the disclosure of information without significantly altering the information provided to investors.

7. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued and has determined that there were no significant events requiring recognition or disclosure in the consolidated financial statements.

22

Campbell Advantage Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The RBB Fund, Inc. and
Shareholders of Campbell Advantage Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Campbell Advantage Fund (the “Fund”) (one of the portfolios constituting The RBB Fund, Inc. (the “Company”)), including the consolidated portfolio of investments, as of August 31, 2019, and the related consolidated statement of operations, the consolidated statement of changes in net assets and the consolidated financial highlights for the period May 31, 2019 (commencement of operations) to August 31, 2019 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the portfolios constituting The RBB Fund, Inc.) at August 31, 2019, and the consolidated results of its operations, the consolidated changes in its net assets and its consolidated financial highlights for the period May 31, 2019 (commencement of operations) to August 31, 2019, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more Campbell & Company investment companies since 2015.

Philadelphia, Pennsylvania
October 30, 2019

23

Campbell Advantage Fund

Shareholder Tax Information

(Unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended August 31, 2019. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2019. During the period ended August 31, 2019, the Fund paid no ordinary income distributions to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal tax purposes.

The percentage of ordinary income dividends qualifying for the 15% dividend tax rate is 0.00%.

The percentage of ordinary income dividends qualifying for the corporate dividends received deduction is 0.00%.

The Fund designates 100.00% of the ordinary income distributions as qualified short-term gain pursuant to the American Job Creation Act of 2004.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2019. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2020.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

24

Campbell Advantage Fund

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling (844) 261-6488 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q (or as an exhibit to its reports on Form N-Q’s successor, Form N-PORT). The Company’s Form N-Q is available on the SEC website at http://www.sec.gov.

Campbell & Company Investment Adviser LLC

Campbell Advantage Fund Approval of Investment Advisory Agreement

As required by the Investment Company Act of 1940, as amended (the “1940 Act”), the Board of Directors (the “Board”) of the Company, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the approval of the investment advisory agreement between Campbell and the Company (the “Investment Advisory Agreement”) on behalf of the Fund, at a meeting of the Board held on May 15-16, 2019 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreement for an initial period ending August 16, 2020. The Board’s decision to approve the Investment Advisory Agreement reflects the exercise of its business judgment. In approving the Investment Advisory Agreement, the Board considered information provided by Campbell with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the approval of the proposed Investment Advisory Agreement between the Company and Campbell with respect to the Fund, the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of Campbell’s proposed services to be provided to the Fund; (ii) descriptions of the experience and qualifications of Campbell’s personnel providing those services; (iii) Campbell’s investment philosophies and processes; (iv) Campbell’s assets under management and client descriptions; (v) Campbell’s soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Campbell’s advisory fee arrangement with the Company and other similarly managed clients; (vii) Campbell’s compliance policies and procedures; (viii) Campbell’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Fund; (ix) the extent to which economies of scale are relevant to the Fund; and (x) a report prepared by Broadridge/Lipper comparing the Fund’s management fees and total expense ratio to those of its Lipper peer group. The Directors noted that the Fund had not yet commenced operations, and consequently there was no performance information to review with respect to the Fund.

As part of their review, the Directors considered the nature, extent and quality of the services provided by Campbell. The Directors concluded that Campbell had substantial resources to provide services to the Fund.

The Board also considered the proposed advisory fee rate to be payable by the Fund under the proposed Investment Advisory Agreement. In this regard, the Board considered that the Fund does not pay a contractual advisory fee to Campbell for Campbell’s investment advisory and related services.

25

Campbell Advantage Fund

Other Information (Concluded)

(Unaudited)

After reviewing the information regarding the Fund’s costs, Campbell’s estimated profitability and economies of scale, and after considering Campbell’s services, the Directors concluded that the investment advisory fees proposed to be paid by the Fund were fair and reasonable and that the proposed Investment Advisory Agreement for the Fund should be approved for an initial term ending August 16, 2020.

26

Campbell Advantage Fund

Company Management

(Unaudited)

Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling 1-844-261-6488.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 86	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	33	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 615 East Michigan Street Milwaukee, WI 53202 Age: 80	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since 2004, Director of Cornerstone Bank.	33	None
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 52	Director	2012 to present	Since 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	33

Emtec, Inc.; FS Investment Corporation (business development company) (until December 2018); FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios)(registered investment company).

Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 76	Director	2006 to present	Since 1997, Consultant, financial services organizations.	33

IntriCon Corporation (biomedical device manufacturer); Kalmar Pooled Investment Trust (registered investment company) (until September 2017); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance).

Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 71	Chairman Director	2005 to present 1991 to present	From 2006-2016, Co-Founder and Chief Executive Officer, Lifebooker, LLC (online beauty and health appointment booking service).	33	Independent Trustee of EIP Investment Trust (registered investment company).

27

Campbell Advantage Fund

Company Management (Continued)

(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 59	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm); from 1983-2014, Chief Executive Officer and various positions, Pershing LLC (broker dealer, clearing and custody firm).	33

WisdomTree Investments, Inc. (asset management company) (until March 2019); Fidelity National Information Services, Inc. (financial services technology company); Ameriprise Financial, Inc. (financial services company).

Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 78	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	33	Reich and Tang Group (asset management) (until 2015).
INTERESTED DIRECTOR[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 81	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	33	None
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 56	President Chief Compliance Officer	2009 to present 2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company).	N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 58	Treasurer and Secretary	2016 to present

Since 2016, Treasurer and Secretary of The RBB Fund, Inc.; from 2005 to 2016, Assistant Treasurer of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).

				N/A	N/A
Robert Amweg Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 66	Assistant Treasurer	2016 to present

Since 2013, Compliance Director, Vigilant Compliance, LLC (investment management services company); since 2012, Consultant to the financial services industry; from 2007 to 2012, Chief Financial Officer and Chief Accounting Officer, Turner Investments, LP (registered investment company).

				N/A	N/A

28

Campbell Advantage Fund

Company Management (Concluded)

(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 36	Assistant Treasurer	2018 to present	Since 2016, Assistant Vice President, U.S. Bancorp Fund Services, LLC (fund administrative services firm); from 2007 to 2016, Supervisor, Nuveen Investments (registered investment company).	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 48	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 60	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 40	Assistant Secretary	2017 to present	Partner, Drinker Biddle & Reath LLP (law firm) (2017-Present); Drinker Biddle & Reath LLP (2006-Present).	N/A	N/A

*	Each Director oversees 33 portfolios of the Company.

[1]

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

[2]

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the past five years. Each Director possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Straniere has been a practicing attorney for over 30 years and also serves on the boards of an asset management company and another registered investment company. Mr. Brodsky has over 40 years of senior executive level management experience in the cable television and communications industry. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Carnall has decades of senior executive-level management experience in the banking and financial services industry and also serves on the boards of various corporations and a bank. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing and investment services industry and service on securities industry and investment company boards.

29

Campbell Advantage Fund

Privacy Notice

(Unaudited)

Campbell Advantage Fund

FACTS	WHAT DOES THE Campbell Advantage Fund DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Campbell Advantage Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Campbell Advantage Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share.
For our affiliates to market to you	No	We do not share.
For nonaffiliates to market to you	No	We do not share.

Questions?	Call 1-844-261-6488

30

Campbell Advantage Fund

Privacy Notice (Concluded)

(Unaudited)

What we do
How does the Campbell Advantage Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Campbell Advantage Fund collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Our affiliates include Campbell Advantage Fund’s investment adviser, Campbell & Company Investment Adviser LLC.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Campbell Advantage Fund doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Campbell Advantage Fund does not jointly market.

31

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Investment Adviser
Campbell & Company Investment Adviser LLC
2850 Quarry Lake Drive
Baltimore, Maryland 21209

Administrator and Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Ernst & Young LLP
One Commerce Square
2005 Market Street, Suite 700
Philadelphia, PA 19103

Legal Counsel
Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

CAAD-AR19

Campbell Dynamic Trend Fund

of

THE RBB FUND, INC.

Annual Report

August 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Campbell Dynamic Trend Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Campbell Dynamic Trend Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-844-261-6488.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Campbell Dynamic Trend Fund, you can call 1-844-261-6488 to inform the Campbell Dynamic Trend Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Campbell Dynamic Trend Fund.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

Campbell Dynamic Trend Fund

Annual Investment Adviser’s Report

(Unaudited)

The Campbell Dynamic Trend Fund’s (the “Fund”) primary objective is to seek capital appreciation by exploiting the tendency of asset markets to exhibit persistent trends. The Fund trades across global futures and forward markets and can be either long or short, which may result in a low long-term correlation to traditional investments.

PERFORMANCE OF THE FUND

Name	1 Year (9/01/18 - 08/31/19)	3 Year (9/01/16 - 08/31/19)	Since Inception Annualized Return*
Campbell Dynamic Trend Fund - Institutional	10.90%	3.25%	0.70%
BofA Merrill Lynch 3-Month Treasury Bill Index	2.36%	1.47%	0.98%
Barclay BTOP50 Index	10.37%	0.68%	0.19%
SG Trend Index	12.51%	1.74%	1.16%
MSCI World Index	-1.68%	7.55%	4.92%

*	The inception date of the Fund is December 31, 2014. Performance information shown for an index is from the inception date of the Fund only and is not the inception date of the index itself.

PAST PERFORMANCE NOT NECESSARILY INDICATIVE OF FUTURE RESULTS

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at 1-800-698-7235. Performance would have been lower without fee waivers in effect. As of the most recent prospectus, the gross expense ratio for the Fund is 2.46%.

Returns of the Fund’s shares for the fiscal year ended August 31, 2019 (“Fiscal Year”), 3-year period and since the Fund’s inception are shown in the table above, along with the performance of several industry benchmarks, the 3-month Treasury-Bill Index and the MSCI World Index. The Dynamic Trend Program1 (the “Program”) portion of the Fund uses trend following techniques across multiple time horizons to trade approximately 80 markets in four major asset classes. The Program seeks to identify trends as measured by the historical movement of prices over a given time period and establish positions to profit from their continuation. The Program finished the Fiscal Year with positive performance in fixed income and foreign exchange (FX) and negative performance in equity indices and commodities.

The rally in global fixed income markets led to sizable gains for the Program, which maintained a net long position throughout the fiscal year and profited as prices moved higher. Net long exposure to the US dollar (against other major currencies) also led to profits for the Fund, as the portfolio was well-positioned for price appreciation relative to other currencies. On the negative side, a lack of persistent trends in equity markets and commodities, particularly energies, throughout the year created a difficult environment for trend strategies and led to losses in the Program.

Consistent with the prior fiscal year, both medium-term (1-3 months) and long-term (greater than 3 months) strategies gained in the Program.

FISCAL YEAR 2019 HIGHLIGHTS

Trend following continues to be in focus for our research team, with additional focus on continued enhancements to the risk framework. As you may recall, in November 2016, the risk targeting methodology of the Program changed from constant risk targeting to dynamic risk targeting. This dynamic risk management method is designed specifically to complement long exposure to equities, represented by the S&P 500 Index. The dynamic system allows the Program

1

Campbell Dynamic Trend Fund

Annual Investment Adviser’s Report (Continued)

(Unaudited)

to quickly respond to changing volatility environments by aligning portfolio volatility with equity volatility. The idea is that the framework will increase the portfolio’s target risk level during equity crises and help to maximize the trend program’s impact on investors’ portfolios when it’s needed the most.

So far in 2019, risk in the Program has been generally on the lower end of the volatility band, which is set at approximately 5% annual volatility, with a small rise in volatility in the first quarter when equity volatility spiked and the trend program had a negative correlation to equities. This is a good example of the Program’s ability to modulate between a higher-impact diversifying posture and a more “defensive” risk posture, depending on equity volatility and the trend program’s diversification properties.

The dynamic risk targeting framework has been a very active area of research for Campbell & Company Investment Adviser LLC (the “Manager”) over the past few years and we have been implementing variations of the system across both institutional and private investor channels. Should you have any questions on these developments or anything else regarding the Fund, please feel free to reach out; we welcome the opportunity to share further details and look forward to speaking with you during the coming year.

Past performance does not guarantee future results.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

RISK CONSIDERATIONS

Managed futures employ leverage; they are speculative investments that are subject to a significant amount of market risk and they are not appropriate for all investors. Although adding managed futures to a portfolio may provide diversification, managed futures are not a perfect hedging mechanism; there is no guarantee that managed futures will appreciate during periods of inflation or stock and bond market declines.

[1]	The Fund pursues its investment objective by (i) investing its assets pursuant to the Campbell Dynamic Trend Program; (ii) allocating up to 25% of its assets in its wholly-owned subsidiary, Campbell Core Offshore Limited (the “Subsidiary”), which is organized under the laws of the Cayman Islands and employs the Manager’s Campbell Dynamic Trend Program (as described below), and (iii) allocating the remainder of its assets directly in a portfolio of investment grade securities (including government securities) for cash management purposes. Securities rated in the four highest categories by the ratings agencies are considered investment grade. The Fund is non-diversified, which means it may be invested in fewer securities at any one time than a diversified fund.

The Fund’s investment activities involve a significant degree of risk and are suitable only for investors with a high tolerance for investment risk, including the possible loss of principal. The Fund may invest in commodities, futures, forwards, options, swaps and other derivatives based on fixed income securities which are subject to credit and interest rate risk. Foreign currencies and emerging markets involves certain risks such as currency volatility, political and social instability and reduced market liquidity.

To the extent that the Manager misjudges current market conditions, the Fund’s volatility may be amplified by its use of derivatives, and its ability to anticipate price movements in relevant markets, underlying derivative instruments and futures contracts.

The Fund intends to elect to be treated and to qualify each year as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code (the “Code”). To maintain qualification for federal income tax purposes as a regulated investment company under the Code, the Fund must meet certain source-of-income, asset diversification and distribution of its income requirements. If the Fund were to fail to qualify as a RIC and became subject to federal income tax, shareholders of the Fund would be subject to diminished returns.

The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

2

Campbell Dynamic Trend Fund

Annual Investment Adviser’s Report (Concluded)

(Unaudited)

The Barclay BTOP50 Index (“BTOP50”) seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 employs a top-down approach in selecting its constituents. The largest investable trading advisor programs, as measured by assets under management, are selected for inclusion in the BTOP50. The index portfolio is equally weighted among the selected programs at the beginning of each calendar year and rebalanced annually.

The SG Trend Index is equal-weighted and reconstituted annually. The index calculates the net daily rate of return for a pool of trend following based hedge fund managers.

The MSCI World Index captures large and mid-cap representation across 23 developed markets countries.

S&P 500 Index (total return): The 500 stocks in the S&P 500 are chosen by Standard & Poor’s based on industry representation, liquidity and stability. The stocks in the S&P 500 are not the 500 largest companies, rather the Index is designed to capture the returns of many different sectors of the U.S. economy. This calculation includes reinvestment of dividends and distributions.

Each index is unmanaged and not available for direct investment.

Volatility (Standard Deviation): Standard Deviation is a risk statistic used to measure the degree of variation of returns around the mean return.

The Fund is distributed by Quasar Distributors, LLC.

3

Campbell Dynamic Trend Fund

Annual Report
Performance Data
August 31, 2019 (Unaudited)

Comparison of Change in Value of $10,000 Investment in
Campbell Dynamic Trend Fund vs. Barclay BTOP50 Index

This chart assumes a hypothetical $10,000 initial investment in the Fund is made on December 31, 2014 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Barclay BTOP50 Index is unmanaged, does not incur expenses and is not available for investment.

average annual total returns for the period ended AUGUST 31, 2019
	ONE YEAR	THREE YEARS	SINCE INCEPTION(1)
Campbell Dynamic Trend Fund	10.90%	3.25%	0.70%
Barclay BTOP50 Index(2)	10.37%	0.68%	0.19%

(1)	Inception date of the Fund is December 31, 2014.

(2)	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

Performance data quoted is past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted above. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Call the Fund at 1-844-261-6488 for returns current to the most recent month-end.

The performance data quoted reflects fee waivers in effect and would have been less in their absence. The Fund’s total annual operating expense ratio, as stated in the current prospectus dated December 31, 2018, is 2.46% and the Fund’s net operating expense ratio after waivers is 1.25%. Campbell & Company Investment Adviser LLC has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items,

4

Campbell Dynamic Trend Fund

Annual Report
Performance Data (Concluded)
August 31, 2019 (Unaudited)

interest or taxes) to 1.25% of the Fund’s average daily net assets. This contractual limitation is in effect until December 31, 2020 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. Please see the Consolidated Financial Highlights for current figures.

An investment in the Fund is speculative and involves substantial risk. The Fund is not suitable for all investors. It is possible that an investor may lose some or all of its investment. The Fund invests in long and short positions in futures, forwards and spot contracts, each of which may be tied to commodities, financial indices and instruments, foreign currencies, or equity indices. The Fund also invests in investment grade fixed income securities of all durations and maturities. The Fund may be more volatile than investments in traditional securities. Losses on futures and other derivatives can be caused by unanticipated market movements and may be potentially unlimited. Commodities, currencies, foreign investments, and interest rate-linked instruments each entail special risks. The Fund is non-diversified; therefore gains or losses on a single holding may have a relatively great impact on the Fund. A more complete description of the Fund’s risks can be found in its prospectus, which should be read carefully before investing.

Portfolio composition is subject to change.

5

Campbell Dynamic Trend Fund

Fund Expense Example

August 31, 2019 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2019 through August 31, 2019, and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Expenses Paid During Period *	Annualized Expense Ratio	Actual Six- Month Total Investment Return for the Fund
Actual	$ 1,000.00	$ 1,188.80	$6.90	1.25%	18.88%
Hypothetical (5% return before expenses)	1,000.00	1,018.90	6.36	1.25	N/A

*

Expenses are equal to the Fund’s annualized six-month expense ratio for the period March 1, 2019 to August 31, 2019, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one half year period. The Fund’s ending account values on the first line in the tables is based on the actual six-month total investment return for the Fund.

6

Campbell Dynamic Trend Fund

Consolidated Portfolio Holdings Summary Table

August 31, 2019 (Unaudited)

The following table presents a consolidated summary of the portfolio holdings of the Fund at August 31, 2019:

	% of Net Assets	Value
SHORT-TERM INVESTMENTS:
U.S. Treasury Obligations	80.8%	$21,422,836
OTHER ASSETS IN EXCESS OF LIABILITIES (including futures and forward foreign currency contracts)	19.2	5,102,512
NET ASSETS	100.0%	$26,525,348

The Fund seeks to achieve its investment objective by allocating its assets among derivatives and fixed income securities.

As a result of the Fund’s use of derivatives, the Fund may hold significant amounts of U.S. Treasuries or short-term investments.

Portfolio holdings are subject to change at any time.

Refer to the Consolidated Portfolio of Investments for a detailed listing of the Fund’s holdings.

The accompanying notes are an integral part of the consolidated financial statements.
7

Campbell Dynamic Trend Fund

Consolidated Portfolio of Investments

August 31, 2019

	Coupon*	Maturity Date	Par	Value
SHORT-TERM INVESTMENTS — 80.8%
U.S. TREASURY OBLIGATIONS — 80.8%
United States Treasury Bill	1.812%	01/02/20	$6,590,000	$6,548,741
United States Treasury Bill	2.186%	02/27/20	3,450,000	3,419,043
United States Treasury Bill	2.438%	09/26/19	3,545,000	3,540,634
United States Treasury Bill	1.855%	10/17/19	4,320,000	4,309,519
United States Treasury Bill	1.967%	01/16/20	3,630,000	3,604,899
				21,422,836
TOTAL SHORT-TERM INVESTMENTS
(Cost $21,408,255)				21,422,836

TOTAL INVESTMENTS — 80.8%
(Cost $21,408,255)				21,422,836

OTHER ASSETS IN EXCESS OF LIABILITIES — 19.2%				5,102,512
NET ASSETS — 100.0%				$26,525,348

*	Short-term investments’ coupon reflects the annualized yield on the date of purchase for discounted investments.

The accompanying notes are an integral part of the consolidated financial statements.
8

Campbell Dynamic Trend Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2019

Futures contracts outstanding as of August 31, 2019 were as follows:

Long Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
10 Year Mini Japanese Government Bond	Sep-19	72	$6,777,427	$104,017
3-Month Euro Euribor	Sep-20	202	55,501,824	128,253
90-DAY Bank Bill	Dec-19	75	50,508,792	26,764
90-Day Euro	Sep-20	50	12,500,000	46,029
90-Day Sterling	Sep-20	147	22,358,639	32,470
Amsterdam Index	Sep-19	2	245,338	8,723
Australian 10-Year Bond	Sep-19	28	1,885,662	125,199
Australian 3-Year Bond	Sep-19	109	7,340,611	76,695
CAC40 10 Euro	Sep-19	4	240,823	7,936
Canadian 10-Year Bond	Dec-19	21	1,577,287	2,640
DJIA Mini E-CBOT	Sep-19	1	132,030	(4,352)
Euro BUXL 30-Year Bond Futures	Dec-19	5	549,523	1,423
Euro-Bobl	Dec-19	50	5,495,230	6,615
Euro-BTP	Dec-19	10	1,099,046	(9,002)
Euro-Bund	Dec-19	18	1,978,283	166
Euro-Oat	Dec-19	19	2,088,187	7,177
Euro-Schatz	Dec-19	235	25,827,582	9,417
Euro-Stoxx 50	Sep-19	5	187,882	(4,304)
FTSE 100 Index	Sep-19	1	87,372	(3,840)
FTSE/MIB Index	Sep-19	1	117,158	(4,344)
Gold 100 Oz	Dec-19	6	917,640	55,785
London Metals Exchange Aluminum	Sep-19	11	476,438	(13,218)
London Metals Exchange Copper	Sep-19	3	425,119	(19,815)
London Metals Exchange Nickel	Sep-19	7	756,210	162,511
London Metals Exchange Nickel	Dec-19	5	536,850	62,121
London Metals Exchange Zinc	Sep-19	7	386,575	(56,366)
Long Gilt	Dec-19	16	1,946,875	17,309
MSCI Singapore Exchange ETS	Sep-19	1	25,689	387
MSCI Taiwan Index	Sep-19	5	195,450	4,441
Nasdaq 100 E-Mini	Sep-19	1	153,815	(5,187)
OMX Stockholm 30 Index	Sep-19	1	16,045	547
Palladium	Dec-19	2	307,840	14,745
Platinum	Oct-19	1	46,585	(297)
S&P 500 E-Mini	Sep-19	1	146,240	(4,812)
S&P/TSX 60 Index	Sep-19	2	294,878	3,959
Silver	Dec-19	6	550,250	21,720
SPI 200 Index	Sep-19	4	442,524	(4,990)
U.S. Treasury 10-Year Notes	Dec-19	24	2,467,988	2,578
U.S. Treasury 2-Year Notes	Dec-19	32	6,547,150	(1,796)
U.S. Treasury 5-Year Notes	Dec-19	34	3,541,154	479
U.S. Treasury Long Bond (Chicago Board of Trade)	Dec-19	11	1,539,816	5,481
U.S. Treasury Ultra Long Bond (Chicago Board of Trade)	Dec-19	7	846,235	11,324
				$814,588

The accompanying notes are an integral part of the consolidated financial statements.
9

Campbell Dynamic Trend Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2019

Short Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Brent Crude	Dec-19	2	$(116,920)	$(1,043)
Cattle Feeder Futures	Oct-19	5	(327,000)	19,748
Cocoa	Dec-19	3	(66,660)	(589)
Coffee	Dec-19	4	(145,275)	4,638
Corn	Dec-19	4	(73,950)	1
Cotton No.2	Dec-19	17	(500,055)	49,074
FTSE/JSE TOP 40	Sep-19	4	(128,883)	(1,491)
Gasoline RBOB	Oct-19	1	(64,247)	1,577
Hang Seng Index	Sep-19	1	(163,321)	(450)
IBEX 35 Index	Sep-19	1	(96,678)	(4,129)
Lean Hogs	Oct-19	4	(101,640)	5,278
Live Cattle	Oct-19	10	(395,700)	25,101
London Metals Exchange Aluminum	Sep-19	11	(476,438)	28,285
London Metals Exchange Aluminum	Dec-19	9	(394,931)	8,228
London Metals Exchange Copper	Sep-19	3	(425,119)	25,556
London Metals Exchange Copper	Dec-19	2	(283,950)	5,821
London Metals Exchange Nickel	Sep-19	7	(756,210)	(161,902)
London Metals Exchange Zinc	Sep-19	7	(386,575)	53,845
London Metals Exchange Zinc	Dec-19	4	(220,400)	6,760
Low Sulphur Gasoil G Futures	Oct-19	3	(168,675)	1,845
Natural Gas	Oct-19	8	(182,800)	(13,849)
Nikkie 225 (Osaka Securities Exchange)	Sep-19	1	(97,284)	1,741
Russell 2000 E-Mini	Sep-19	1	(74,710)	733
Soybean	Nov-19	5	(217,250)	4,036
Sugar No. 11 (World)	Oct-19	14	(174,675)	14,697
Topix Index	Sep-19	1	(142,138)	3,048
Wheat	Dec-19	3	(69,375)	2,516
WTI Crude	Oct-19	2	(110,200)	(845)
				$78,230
Total Futures Contracts				$892,818

The accompanying notes are an integral part of the consolidated financial statements.
10

Campbell Dynamic Trend Fund

Consolidated Portfolio of Investments (Concluded)

August 31, 2019

Forward foreign currency contracts outstanding as of August 31, 2019 were as follows:

Currency Purchased		Currency Sold		Expiration Date	Counterparty	Unrealized Appreciation/ (Depreciation)
AUD	1,400,000	USD	981,759	Sep 18 2019	UBS	$(38,366)
CAD	3,350,000	USD	2,547,163	Sep 18 2019	UBS	(30,247)
CHF	1,300,000	USD	1,339,726	Sep 18 2019	UBS	(24,001)
EUR	1,600,000	USD	1,820,067	Sep 18 2019	UBS	(58,968)
GBP	200,000	USD	244,575	Sep 18 2019	UBS	(1,009)
JPY	225,000,000	USD	2,111,303	Sep 18 2019	UBS	9,600
NOK	13,050,000	USD	1,523,216	Sep 18 2019	UBS	(90,348)
NZD	2,050,000	USD	1,374,347	Sep 18 2019	UBS	(81,902)
SEK	16,200,000	USD	1,737,394	Sep 18 2019	UBS	(84,659)
USD	2,990,427	AUD	4,300,000	Sep 18 2019	UBS	92,863
USD	2,814,545	CAD	3,750,000	Sep 18 2019	UBS	(2,898)
USD	1,424,492	CHF	1,400,000	Sep 18 2019	UBS	7,557
USD	4,423,654	EUR	3,900,000	Sep 18 2019	UBS	130,974
USD	3,144,890	GBP	2,500,000	Sep 18 2019	UBS	100,319
USD	738,716	JPY	79,500,000	Sep 18 2019	UBS	(10,670)
USD	3,457,201	NOK	30,150,000	Sep 18 2019	UBS	146,780
USD	2,990,801	NZD	4,550,000	Sep 18 2019	UBS	122,203
USD	4,034,267	SEK	37,800,000	Sep 18 2019	UBS	177,884
Total Forward Foreign Currency Contracts						$365,112

AUD	Australian Dollar	JPY	Japanese Yen
CAD	Canadian Dollar	NOK	Norwegian Krone
CHF	Swiss Franc	NZD	New Zealand Dollar
EUR	Euro	SEK	Swedish Krona
GBP	British Pound	UBS	Union Bank of Switzerland
		USD	United States Dollar

The accompanying notes are an integral part of the consolidated financial statements.
11

Campbell Dynamic Trend Fund

Consolidated Statement of Assets and Liabilities

August 31, 2019

ASSETS
Investments, at value (cost $21,408,255)	$21,422,836
Cash	2,245,498
Foreign currency deposits with broker for future contracts (cost $958,373)	946,757
Deposits with brokers:
Forward foreign currency contracts	1,175,000
Future contracts	311,533
Unrealized appreciation on futures contracts	1,209,439
Unrealized appreciation on forward foreign currency contracts	788,180
Prepaid expenses and other assets	16,233
Total assets	28,115,476
LIABILITIES
Due to broker	761,291
Payables for:
Advisory fees	12,288
Unrealized depreciation on futures contracts	316,621
Unrealized depreciation on forward foreign currency contracts	423,068
Other accrued expenses and liabilities	76,860
Total liabilities	1,590,128
Net assets	$26,525,348
NET ASSETS CONSIST OF:
Par value	$2,717
Paid-in capital	23,154,999
Total distributable earnings/(loss)	3,367,632
Net assets	$26,525,348
CAPITAL SHARES:
Net assets	$26,525,348
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	2,716,733
Net asset value, offering and redemption price per share	$9.76

The accompanying notes are an integral part of the consolidated financial statements.
12

Campbell Dynamic Trend Fund

Consolidated Statement of Operations

For The Year Ended

August 31, 2019

INVESTMENT INCOME
Interest	$442,786
Total investment income	442,786
EXPENSES
Advisory fees (Note 2)	245,846
Audit and tax service fees	53,360
Administration and accounting fees (Note 2)	48,363
Registration and filing fees	28,716
Legal fees	17,424
Officer fees	15,453
Transfer agent fees (Note 2)	10,362
Director fees	10,346
Custodian fees (Note 2)	3,201
Other expenses	8,133
Total expenses before waivers and/or reimbursements	441,204
Less: waivers and/or reimbursements (Note 2)	(147,518)
Net expenses after waivers and/or reimbursements	293,686
Net investment income/(loss)	149,100
NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from:
Investments	(235)
Futures contracts	1,475,118
Foreign currency transactions	18,420
Forward foreign currency contracts	229,449
Net change in unrealized appreciation/(depreciation) on:
Investments	15,064
Futures contracts	558,291
Foreign currency translations	(10,338)
Forward foreign currency contracts	188,972
Net realized and unrealized gain/(loss) from investments	2,474,741
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,623,841

The accompanying notes are an integral part of the consolidated financial statements.
13

Campbell Dynamic Trend Fund

Consolidated Statements of Changes in Net Assets

	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018(1)
Increase/(Decrease) in Net Assets From Operations:
Net investment income/(loss)	$149,100	$7,684
Net realized gain/(loss) from investments, futures contracts, foreign currency transactions and forward foreign currency contracts	1,722,752	26,542
Net change in unrealized appreciation/(depreciation) on investments, future contracts, foreign currency translations and forward foreign currency contracts	751,989	382,034
Net increase/(decrease) in net assets resulting from operations	2,623,841	416,260

Dividends and Distributions to Shareholders From:
Total distributable earnings	(476,308)	(204,171)
Net decrease in net assets from dividends and distributions to shareholders	(476,308)	(204,171)

Capital Share Transactions:
Proceeds from shares sold	8	14,357,238
Proceeds from reinvestment of distributions	476,308	204,171
Shares redeemed	(4,742)	—
Net increase/(decrease) in net assets from capital share transactions	471,574	14,561,409
Total increase/(decrease) in net assets	2,619,107	14,773,498

Net Assets:
Beginning of period	23,906,241	9,132,743
End of period	$26,525,348	$23,906,241

Share Transactions:
Shares sold	1	1,624,061
Shares reinvested	57,180	22,660
Shares redeemed	(574)	—
Net increase/(decrease) in shares outstanding	56,607	1,646,721

(1)

The following information was previously reported in the August 31, 2018 financial statements. See Note 6 for more details on the Securities and Exchange Commission’s (“SEC”) Final Rule on Disclosure Update and Simplification. Dividends and distributions to shareholders from net realized capital gains were $(204,171) during the year ended August 31, 2018, and accumulated net investment income/(loss) as of August 31, 2018 was $(107,454).

The accompanying notes are an integral part of the consolidated financial statements.
14

Campbell Dynamic Trend Fund

Consolidated Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the consolidated financial statements.

	For the Year Ended August 31, 2019		For the Year Ended August 31, 2018		For the Year Ended August 31, 2017		For the Year Ended August 31, 2016	For the Period Ended August 31, 2015(1)
Per Share Operating Performance
Net asset value, beginning of period	$8.99		$9.01		$9.26		$9.71	$10.00
Net investment income/(loss)(2)	0.06		0.01		(0.07)		(0.11)	(0.08)
Net realized and unrealized gain/(loss) from investments	0.88		0.17		(0.18)		(0.21)	(0.21)
Net increase/(decrease) in net assets resulting from operations	0.94		0.18		(0.25)		(0.32)	(0.29)
Dividends and distributions to shareholders from:
Net investment income	(0.03)		—		—		—	—
Net realized capital gains	(0.14)		(0.20)		—		(0.13)	—
Total dividends and distributions to shareholders	(0.17)		(0.20)		—		(0.13)	—
Net asset value, end of period	$9.76		$8.99		$9.01		$9.26	$9.71
Total investment return/(loss)(3)	10.90%		2.01%		(2.70)%		(3.36)%	(2.90	)%(6)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$26,525		$23,906		$9,133		$9,386	$9,715
Ratio of expenses to average net assets with waivers and/or reimbursements	1.25	%(4)	1.25	%(4)	1.27	%(4)	1.25%	1.26	%(4)(5)
Ratio of expenses to average net assets without waivers and/or reimbursements	1.88%		2.46%		3.47%		4.04%	4.39	%(5)
Ratio of net investment income/(loss) to average net assets	0.64%		0.06%		(0.80)%		(1.13)%	(1.25	)%(5)
Portfolio turnover rate	0%		0%		0%		0%	0	%(6)

(1)	The Fund commenced investment operations on December 31, 2014.
(2)	Calculated based on average shares outstanding for the period.
(3)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)	Expense ratio includes interest expense. Excluding such interest expense, the ratio of expenses to average net assets would be 1.25%.
(5)	Annualized.
(6)	Not annualized.

The accompanying notes are an integral part of the consolidated financial statements.
15

Campbell Dynamic Trend Fund

Notes To Consolidated Financial Statements

August 31, 2019

1. Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has thirty-three separate investment portfolios, including the Campbell Dynamic Trend Fund (the “Fund”), which commenced investment operations on December 31, 2014.

RBB has authorized capital of one hundred billion shares of common stock of which 87.423 billion shares are currently classified into one hundred and eighty-five classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The Fund’s investment objective is to seek capital appreciation.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services - Investment Companies.”

The end of the reporting period for the Fund is August 31, 2019, and the period covered by these Notes to Consolidated Financial Statements is the fiscal period ended August 31, 2019 (the “current fiscal period”).

Consolidation of Subsidiary — The Adviser’s Campbell Dynamic Trend Program will be achieved by the Fund investing up to 25% of its total assets in the Campbell Core Offshore Limited (the “Subsidiary”), a wholly-owned and controlled subsidiary for the Fund organized under the laws of the Cayman Islands. The consolidated financial statements of the Fund include the financial statements of the Subsidiary. The Fund consolidates the results of subsidiaries in which the Fund holds a controlling financial interest. All inter-company accounts and transactions have been eliminated. As of the end of the reporting period, the net assets of the Subsidiary were $924,242, which represented 3.48% of the Fund’s net assets.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sales price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses). Forward currency exchange contracts are valued by interpolating between spot and forward currency rates as quoted by an independent pricing service. Futures contracts are generally valued using the settlement price determined by the relevant exchange. If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuation techniques used to measure the fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

● Level 1 —	Prices are determined using quoted prices in active markets for identical securities.

● Level 2 —	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

16

Campbell Dynamic Trend Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2019

● Level 3 —	Prices are determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Fund’s investments carried at fair value:

	Total	Level 1	Level 2	Level 3
Short-Term Investments	$21,422,836	$21,422,836	$—	$—
Commodity Contracts
Futures Contracts	573,888	573,888	—	—
Equity Contracts
Futures Contracts	31,515	31,515	—	—
Interest Rate Contracts
Futures Contracts	604,036	604,036	—	—
Foreign Currency Contracts
Forward Foreign Currency Contracts	788,180	—	788,180	—
Total Assets	$23,420,455	$22,632,275	$788,180	$—

	Total	Level 1	Level 2	Level 3
Commodity Contracts
Futures Contracts	$(267,924)	$(267,924)	$—	$—
Equity Contracts
Futures Contracts	(37,899)	(37,899)	—	—
Interest Rate Contracts
Futures Contracts	(10,798)	(10,798)	—	—
Foreign Currency Contracts
Forward Foreign Currency Contracts	(423,068)	—	(423,068)	—
Total Liabilities	$(739,689)	$(316,621)	$(423,068)	$—

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end

17

Campbell Dynamic Trend Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2019

of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for Level 3 transfers are disclosed if the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Fund had no Level 3 transfers.

Disclosures about Derivative Instruments and Hedging Activities — Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that the Fund used during the period include forward foreign currency contracts and futures contracts.

During the current fiscal period, the Fund used long and short contracts on U.S. and foreign equity market indices, U.S. and foreign government bonds, foreign currencies and commodities (through investment in the Subsidiary), to gain investment exposure in accordance with its investment objective.

The following tables provide quantitative disclosures about fair value amounts of, and gains and losses on, the Fund’s derivative instruments as of and for the current fiscal period.

The following table lists the fair values of the Fund’s derivative holdings as of August 31, 2019, grouped by contract type and risk exposure category.

Derivative Type	Consolidated Statement Of Assets And Liabilities Location	Commodity Contracts	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts	Total
Asset Derivatives
Futures Contracts (a)	Unrealized appreciation on futures contracts	$573,888	$31,515	$604,036	$—	$1,209,439
Forward Contracts (a)	Unrealized appreciation on forward foreign currency contracts	—	—	—	788,180	788,180
Total Value - Assets		$573,888	$31,515	$604,036	$788,180	$1,997,619

Liability Derivatives
Futures Contracts (a)	Unrealized depreciation on futures contracts	$(267,924)	$(37,899)	$(10,798)	$—	$(316,621)
Forward Contracts (a)	Unrealized depreciation on forward foreign currency contracts	—	—	—	(423,068)	(423,068)
Total Value - Liabilities		$(267,924)	$(37,899)	$(10,798)	$(423,068)	$(739,689)

(a)	This amount represents the cumulative appreciation/(depreciation) of forward and futures contracts as reported in the Consolidated Portfolio of Investments.

18

Campbell Dynamic Trend Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2019

The following table lists the amounts of realized gains/(losses) included in net increase/(decrease) in net assets resulting from operations during the current fiscal period, grouped by contract type and risk exposure.

Derivative Type	Consolidated Statement of Operations Location	Commodity Contracts	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts	Total
Realized Gain (Loss)
Futures Contracts	Net realized gain/ (loss) from futures contracts	$(790,807)	$(1,732,439)	$3,998,364	$—	$1,475,118
Forward Contracts	Net realized gain/ (loss) from forward foreign currency contracts	—	—	—	229,449	229,449
Total Realized Gain/(Loss)		$(790,807)	$(1,732,439)	$3,998,364	$229,449	$1,704,567

The following table lists the amounts of change in unrealized appreciation/(depreciation) included in net increase/(decrease) in net assets resulting from operations during the current fiscal period, grouped by contract type and risk exposure.

Derivative Type	Consolidated Statement of Operations Location	Commodity Contracts	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts	Total
Change in Unrealized Appreciation/(Depreciation)
Futures Contracts	Net change in unrealized appreciation/ (depreciation) on futures contracts	$144,769	$(195,424)	$608,946	$—	$558,291
Forward Contracts	Net change in unrealized appreciation/ (depreciation) on forward foreign currency contracts	—	—	—	188,972	188,972
Total Change in Unrealized Appreciation/(Depreciation)		$144,769	$(195,424)	$608,946	$188,972	$747,263

During the current fiscal period, the Fund’s quarterly average volume of derivatives was as follows:

Long Futures Notional Amount	Short Futures Notional Amount	Forward Foreign Currency Contracts — Payable (Value at Trade Date)	Forward Foreign Currency Contracts — Receivable (Value at Trade Date)
$233,316,096	$(33,201,842)	$(49,676,188)	$49,831,755

19

Campbell Dynamic Trend Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2019

For financial reporting purposes, the Fund does not offset fair value amounts recognized for derivative instruments and fair value amounts recognized for the right to reclaim cash collateral (receivables) or the obligation to return cash collateral (payables) arising from derivative instruments recognized at fair value executed with the same counterparty under a master netting arrangement.

The following is a summary of financial and derivative instruments that are subject to enforceable master netting agreements (or similar arrangements) and collateral received and pledged in connection with the master netting agreements (or similar arrangements).

		Gross Amount Not Offset in Consolidated Statement of Assets and Liabilities				Gross Amount Not Offset in Consolidated Statement of Assets and Liabilities
Description	Gross Amount Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount(1)	Gross Amount Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged(2)	Net Amount(3)
	Assets				Liabilities
Forward Foreign Currency Contracts	$788,180	$(423,068)	$—	$365,112	$423,068	$(423,068)	$—	$—

(1)	Net amount represents the net amount receivable from the counterparty in the event of default.

(2)	Actual collateral pledged may be more than the amount shown.

(3)	Net amount represents the net amount payable to the counterparty in the event of default.

Use of Estimates — The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

Investment Transactions, Investment Income and Expenses — The Fund records security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income (including amortization of premiums and accretion of discounts) is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund’s investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred on behalf of a specific class, fund or fund family are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

20

Campbell Dynamic Trend Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2019

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

For tax purposes, the Subsidiary is an exempted Cayman Islands investment company. The Subsidiary has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation and as such is not subject to U.S. income tax.

Foreign Currency Translation — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the consolidated financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investments in the Consolidated Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Consolidated Statement of Operations.

Currency Risk — Investment in foreign securities involves currency risk associated with securities that trade or are denominated in currencies other than the U.S. dollar and which may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency may cause the U.S. dollar value of an investment in that country to decline. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls. Forward foreign currency exchange contracts may limit potential gains from a favorable change in value between the U.S. dollar and foreign currencies. Unanticipated changes in currency pricing may result in poorer overall performance for the Fund than if it had not engaged in these contracts.

Commodity Sector Risk — Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The commodity-linked securities in which the Fund invests may be issued by companies in the financial services sector, and events affecting the financial services sector may cause the Fund’s share value to fluctuate.

Foreign Securities Market Risk — A substantial portion of the trades of the Fund are expected to take place on markets or exchanges outside the United States. There is no limit to the amount of assets of the Fund that may be committed to trading on foreign markets. The risk of loss in trading foreign futures and options on futures contracts can be substantial. Participation in foreign futures and options on futures contracts involves the execution and clearing of trades on, or subject to the rules of, a foreign board of trade or exchange. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

21

Campbell Dynamic Trend Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2019

Counterparty Risk — The derivative contracts entered into by the Fund or its Subsidiary may be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease.

Credit Risk — Credit risk refers to the possibility that the issuer of the security or a counterparty in respect of a derivative instrument will not be able to satisfy its payment obligations to the Fund when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value or default. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes.

Futures Contracts — The Fund uses futures contracts in the normal course of pursuing its investment objective. Upon entering into a futures contract, the Fund must deposit initial margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets. Pursuant to the futures contract, the Fund agrees to receive from, or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such a receipt of payment is known as “variation margin” and is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contract. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. Use of long futures contracts subjects the Fund to risk of loss in excess of the amount shown on the Consolidated Statement of Assets and Liabilities, up to the notional value of the futures contract. Use of short futures contracts subjects the Fund to unlimited risk of loss.

Forward Foreign Currency Contracts — The Fund uses forward foreign currency contracts (“forward contracts”) in the normal course of pursuing its investment objectives. These contracts are marked-to-market daily at the applicable translation rates. The Fund records realized gains or losses at the time the forward contract is closed. A forward contract is extinguished through a closing transaction or upon delivery of the currency or entering an off setting contract. Risks may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies. The Fund’s maximum risk of loss from counterparty credit risk related to forward foreign currency contracts is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between the Fund and the counterparty is in place and to the extent the Fund obtains collateral to cover the Fund’s exposure to the counterparty.

Cash and Cash Equivalents — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, the Fund expects the risk of material loss from such claims to be remote.

22

Campbell Dynamic Trend Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2019

2. Investment Adviser and Other Services

Campbell & Company Investment Adviser LLC (“Campbell” or the “Adviser”) serves as the investment adviser to the Fund. The Adviser is a wholly-owned subsidiary of Campbell & Company, L.P. The Fund compensates the Adviser for its services at an annual rate based on the Fund’s average daily net assets (the “Advisory Fee”), payable on a monthly basis in arrears, as shown in the following table.

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent that total annual Fund operating expenses (excluding certain items discussed below) exceed the rate (“Expense Cap”) shown in the following table of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause total annual Fund operating expenses to exceed the Expense Cap as applicable: acquired fund fees and expenses, brokerage commissions, extraordinary expenses, interest and taxes. This contractual limitation is in effect until December 31, 2020 and may not be terminated without the approval of the Board. The Adviser may discontinue this arrangement at any time after December 31, 2020.

Advisory Fee	Expense Cap
1.05%	1.25%

During the current fiscal period, investment advisory fees accrued, waived and/or reimbursed were as follows:

Gross Advisory Fees	Waivers and/or Reimbursements	Net Advisory Fees
$245,846	$(147,518)	$98,328

If at any time the Fund’s total annual Fund operating expenses for a year are less than the Expense Cap, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed the Expense Cap that was in effect at the time of the waiver or reimbursement.

As of the end of the reporting period, the Fund had amounts available for recoupment as follows:

Expiration
August 31, 2020	August 31, 2021	August 31, 2022	Total
$199,666	$149,574	$147,518	$496,758

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as administrator for the Fund. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Fund’s transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Quasar Distributors, LLC serves as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with RBB.

23

Campbell Dynamic Trend Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2019

For compensation amounts paid to Fund Services and the Custodian, please refer to the Consolidated Statement of Operations.

3. Director and Officer Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. Employees of Vigilant Compliance, LLC serve as President, Chief Compliance Officer and Assistant Treasurer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. An employee of RBB serves as Treasurer and Secretary and is compensated for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Fund or the Company. For Director and Officer compensation amounts, please refer to the Consolidated Statement of Operations.

4. Purchases and Sales of Investment Securities

During the current fiscal period, there were no purchases and sales of investment securities (excluding short-term investments and derivative transactions) or long-term U.S. Government securities of the Fund.

5. Federal Income Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the consolidated financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2019, the federal tax cost and aggregate gross unrealized appreciation and depreciation of investments held by the Fund were as follows(a):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$23,402,805	$365,608	$(1,069,031)	$(704,023)

(a)

The difference between the book basis and tax basis cost and aggregate gross unrealized appreciation and depreciation of investments is attributable primarily to non-1256 futures and timing difference related to taxable income from a wholly owned controlled foreign corporation.

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying consolidated financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

The following permanent differences as of August 31, 2019, primarily attributable to investments in wholly-owned controlled foreign corporation were reclassified among the following accounts:

Distributable Earnings/(Loss)	PAID-IN CAPITAL
$784,067	$(784,067)

24

Campbell Dynamic Trend Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2019

As of August 31, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)
$1,253,945	$1,668,266	$445,421

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains of the Subsidiary for federal income tax purposes. Short-term and foreign currency gains are reported as ordinary income for federal income tax purposes.

The tax character of dividends and distributions paid during the fiscal years ended August 31, 2019 and August 31, 2018, were as follows:

	Ordinary Income	Long-Term Gains	Total
2019	$297,388	$178,920	$476,308
2018	$204,171	$—	$204,171

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and August 31 and late year ordinary losses ((i) ordinary losses between January 1 and August 31, and (ii) specified ordinary and currency losses between November 1 and August 31) as occurring on the first day of the following tax year. For the fiscal year ended August 31, 2019, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until September 1, 2019. As of August 31, 2019, the Fund had no tax basis qualified late-year losses.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. As of August 31, 2019, the Fund had no tax basis capital loss carryovers to offset future capital gains.

6. New Accounting Pronouncements and regulatory updates

In August 2018, FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all affected entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An affected entity is permitted to adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of additional disclosures, which are required for public companies only, until their effective date. Management evaluated the impact of these changes on the Fund’s consolidated financial statements and has elected to early adopt the removed and modified disclosures effective August 31, 2019. The impact of adoption was limited to changes in the financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy. Management is still evaluating the impact of the additional disclosure requirements.

In August 2018, the SEC released its Final Rule on Disclosure Update and Simplification, which amends certain disclosure requirements effective for filings subsequent to November 5, 2018. As of August 31, 2019, management has adopted this amendment. The amendment requires presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities. The amendment also requires presentation of the

25

Campbell Dynamic Trend Fund

Notes To Consolidated Financial Statements (Concluded)

August 31, 2019

total distributions, rather than the components thereof, on the Statements of Changes in Net Assets and removes the requirement for disclosure of accumulated net investment income/(loss) on a book basis. These changes generally simplify the disclosure of information without significantly altering the information provided to investors.

7. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued and has determined that there were no significant events requiring recognition or disclosure in the consolidated financial statements.

26

Campbell Dynamic Trend Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The RBB Fund, Inc. and
Shareholders of Campbell Dynamic Trend Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Campbell Dynamic Trend Fund (the “Fund”) (one of the portfolios constituting The RBB Fund Inc. (the “Company”)), including the consolidated portfolio of investments, as of August 31, 2019, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the four years in the period then ended and the period December 31, 2014 (commencement of operations) to August 31, 2015 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the portfolios constituting The RBB Fund, Inc.) at August 31, 2019, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the four years in the period then ended and the period December 31, 2014 (commencement of operations) to August 31, 2015, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Campbell & Company investment companies since 2015.

Philadelphia, Pennsylvania
October 30, 2019

27

Campbell Dynamic Trend Fund

Shareholder Tax Information

(Unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended August 31, 2019. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2019. During the period ended August 31, 2019, the Fund paid $297,388 of ordinary income distributions to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal tax purposes.

The percentage of ordinary income dividends qualifying for the 15% dividend tax rate is 0.00%.

The percentage of ordinary income dividends qualifying for the corporate dividends received deduction is 0.00%.

The Fund designates 68.81% of the ordinary income distributions as qualified short-term gain pursuant to the American Job Creation Act of 2004.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2019. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2020.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

28

Campbell Dynamic Trend Fund

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling 1-844-261-6488 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q (or as an exhibit to its reports on Form N-Q’s successor, Form N-PORT). The Company’s Form N-Q is available on the SEC website at http://www.sec.gov.

Campbell Dynamic Trend Approval of Investment Advisory Agreement

As required by the Investment Company Act of 1940, as amended (the “1940 Act”), the Board of Directors (the “Board”) of the Company, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of the investment advisory agreement between Campbell and the Company (the “Investment Advisory Agreement”) on behalf of the Fund, at a meeting of the Board held on May 15-16, 2019 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreement for an additional one-year term. The Board’s decision to approve the Investment Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Investment Advisory Agreement, the Board considered information provided by Campbell with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Investment Advisory Agreement between the Company and Campbell with respect to the Fund, the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of Campbell’s services to be provided to the Fund; (ii) descriptions of the experience and qualifications of Campbell’s personnel providing those services; (iii) Campbell’s investment philosophies and processes; (iv) Campbell’s assets under management and client descriptions; (v) Campbell’s soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Campbell’s advisory fee arrangement with the Company and other similarly managed clients; (vii) Campbell’s compliance policies and procedures; (viii) Campbell’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Fund; (ix) the extent to which economies of scale are relevant to the Fund; (x) a report prepared by Broadridge/Lipper comparing the Fund’s management fees and total expense ratio to those of its Lipper peer group; and (xi) a report comparing the performance of the Fund to the performance of its benchmark.

As part of their review, the Directors considered the nature, extent and quality of the services provided by Campbell. The Directors concluded that Campbell had substantial resources to provide services to the Fund and that Campbell’s services had been acceptable.

The Directors also considered the investment performance of the Fund. The Directors noted that the Fund had outperformed its benchmark index (Barclays BTOP50 Index) for the year-to-date, three-year and since inception periods ended March 31, 2019. The Directors noted that the Fund ranked in the 1st quintile within its Lipper Performance Group for the one-year period ended December 31, 2018, and in the 3rd quintile within its Lipper Performance Universe for the one-year and two-year periods ended December 31, 2018.

The Board also considered the advisory fee rate payable by the Fund under the Investment Advisory Agreement. In this regard, information on the fees paid by the Fund and the Fund’s total operating expense ratio (before and after fee waivers and expense reimbursements) was compared to similar information for mutual funds advised by other,

29

Campbell Dynamic Trend Fund

Other Information (Concluded)

(Unaudited)

unaffiliated investment advisory firms. The Directors noted that the actual advisory fee of the Fund ranked in the 1st quintile of the Fund’s Lipper Expense Group and Lipper Expense Universe. In addition, the Directors noted that Campbell had contractually agreed to waive management fees and reimburse expenses through at least December 31, 2019 to the extent that total annual Fund operating expenses exceeded 1.25% of the Fund’s average daily net assets.

After reviewing the information regarding the Fund’s costs, Campbell’s estimated profitability and economies of scale, and after considering Campbell’s services, the Directors concluded that the investment advisory fee to be paid by the Fund was fair and reasonable and that the Investment Advisory Agreement should be approved for an additional annual period ending August 16, 2020.

30

Campbell Dynamic Trend Fund

Company Management

(Unaudited)

Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (844)-261-6488.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 86	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	33	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 615 East Michigan Street Milwaukee, WI 53202 Age: 80	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since 2004, Director of Cornerstone Bank.	33	None
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 52	Director	2012 to present	Since 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	33

Emtec, Inc.; FS Investment Corporation (business development company) (until December 2018); FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios)(registered investment company).

Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 76	Director	2006 to present	Since 1997, Consultant, financial services organizations.	33

IntriCon Corporation (biomedical device manufacturer); Kalmar Pooled Investment Trust (registered investment company) (until September 2017); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance).

Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 71	Chairman Director	2005 to present 1991 to present	From 2006-2016, Co-Founder and Chief Executive Officer, Lifebooker, LLC (online beauty and health appointment booking service).	33	Independent Trustee of EIP Investment Trust (registered investment company).

31

Campbell Dynamic Trend Fund

Company Management (Continued)

(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 59	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm); from 1983-2014, Chief Executive Officer and various positions, Pershing LLC (broker dealer, clearing and custody firm).	33

WisdomTree Investments, Inc. (asset management company) (until March 2019); Fidelity National Information Services, Inc. (financial services technology company); Ameriprise Financial, Inc. (financial services company).

Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 78	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	33	Reich and Tang Group (asset management) (until 2015).
INTERESTED DIRECTOR[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 81	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	33	None
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 56	President Chief Compliance Officer	2009 to present 2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company).	N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 58	Treasurer and Secretary	2016 to present

Since 2016, Treasurer and Secretary of The RBB Fund, Inc.; from 2005 to 2016, Assistant Treasurer of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).

				N/A	N/A
Robert Amweg Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 66	Assistant Treasurer	2016 to present

Since 2013, Compliance Director, Vigilant Compliance, LLC (investment management services company); since 2012, Consultant to the financial services industry; from 2007 to 2012, Chief Financial Officer and Chief Accounting Officer, Turner Investments, LP (registered investment company).

				N/A	N/A

32

Campbell Dynamic Trend Fund

Company Management (Concluded)

(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 36	Assistant Treasurer	2018 to present	Since 2016, Assistant Vice President, U.S. Bancorp Fund Services, LLC (fund administrative services firm); from 2007 to 2016, Supervisor, Nuveen Investments (registered investment company).	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 48	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 60	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 40	Assistant Secretary	2017 to present	Partner, Drinker Biddle & Reath LLP (law firm) (2017-Present); Drinker Biddle & Reath LLP (2006-Present).	N/A	N/A

*	Each Director oversees 33 portfolios of the Company.

[1]

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

[2]

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the past five years. Each Director possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Straniere has been a practicing attorney for over 30 years and also serves on the boards of an asset management company and another registered investment company. Mr. Brodsky has over 40 years of senior executive level management experience in the cable television and communications industry. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Carnall has decades of senior executive-level management experience in the banking and financial services industry and also serves on the boards of various corporations and a bank. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing and investment services industry and service on securities industry and investment company boards.

33

Campbell Dynamic Trend Fund

Privacy Notice

(Unaudited)

Campbell Dynamic Trend Fund

FACTS	WHAT DOES THE Campbell Dynamic Trend Fund DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Campbell Dynamic Trend Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Campbell Dynamic Trend Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share.
For our affiliates to market to you	No	We do not share.
For nonaffiliates to market to you	No	We do not share.

Questions?	Call 1-844-261-6488

34

Campbell Dynamic Trend Fund

Privacy Notice (Concluded)

(Unaudited)

What we do
How does the Campbell Dynamic Trend Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Campbell Dynamic Trend Fund collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Our affiliates include Campbell Dynamic Trend Fund’s investment adviser, Campbell & Company Investment Adviser LLC.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Campbell Dynamic Trend Fund doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Campbell Dynamic Trend Fund does not jointly market.

35

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Investment Adviser
Campbell & Company Investment Adviser LLC
2850 Quarry Lake Drive
Baltimore, Maryland 21209

Administrator and Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

Principal Underwriter
Quasar Distributors, LLC
777 East Wisconsin Avenue, Floor 6
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Ernst & Young LLP
One Commerce Square
2005 Market Street, Suite 700
Philadelphia, PA 19103

Legal Counsel
Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

CADT-AR19

FREE MARKET U.S. EQUITY FUND
FREE MARKET INTERNATIONAL EQUITY FUND
FREE MARKET FIXED INCOME FUND

of

The RBB Fund, Inc.

Annual Report

August 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-866-780-0357 ext. 3863.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1-866-780-0357 ext. 3863 to inform the Funds that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Funds.

FREE MARKET FUNDS

Annual Investment Adviser’s Report

AUGUST 31, 2019 (Unaudited)

Dear Shareholder,

The Free Market Funds (the “Funds”) have continued to gain new shareholders and have approximately $8 billion in assets. We would like to extend a warm and grateful thank you to all investors who have embraced our Free Market Portfolio Strategies.

Over the twelve months ended August 31, 2019, investors experienced a downturn in the equity markets. The Free Market U.S. Equity Fund (FMUEX) returned -12.09%, while the Free Market International Equity Fund (FMNEX) returned -11.66%. On the fixed income side, the Free Market Fixed Income Fund (FMFIX) was up 5.11%.

FMUEX was buoyed by U.S. large company stocks, which led the way with a return of 2.92% as measured by the S&P 500® Index. However, micro- cap stocks contributed the most to the negative performance with a return of -20.75% as measured by the CRSP U.S. Micro Cap Index. Small cap companies also contributed to the negative performance with the Russell 2000® Index returning -12.89% for the twelve months ended August 31, 2019. International stocks over the twelve months ended August 31, 2019 saw negative performance in all areas. The MSCI EAFE Small Cap Index returned -9.16%, while international large cap companies, as represented by the MSCI EAFE Index, returned -3.26% for the same period. In addition, the performance of the Free Market International Fund was also affected by the emerging markets allocation of the portfolio, which returned -4.36% over the twelve months ended August 31, 2019, as measured by the MSCI Emerging Markets Index. The bond markets had positive performance over the same period, with corporate holdings doing slightly better than government holdings. The FTSE World Government Bond 1-5 Years Currency Hedged U.S. Dollar Index posted a gain of 5.33%, while the Bloomberg Barclays U.S. Government/Credit Intermediate Bond Index posted a gain of 8.12%.

Matson Money, Inc. (“Matson Money”) strives to deliver the performance of capital markets and add value through Free Market Investment strategies and Structured Market Portfolios. Grounded in the conviction that Free Markets work, Matson Money avoids the cost-generating activity of stock picking and market timing. Instead, we focus on the dimensions of capital markets that we believe reward investors as intelligently and effectively as possible. Our disciplined approach to life-long investing aims to provide both the individual investor and the financial professional with the academic foundation upon which to help achieve investment goals.

In the landmark study done by Eugene Fama and Kenneth French and published in “The Cross-Section of Expected Stock Returns”1 it is documented that, over the long term, investors could have received a premium for investing in small cap stocks and value stocks. These returns seem to be compensation for risk. In fixed income, risk as measured by volatility can be well described by bond maturity and credit quality. Matson Money’s vehicles deliberately seek to target specific risk and return tradeoffs. The Funds are broadly diversified and designed to work together in your total investment plan.

We invite you to contact your financial professional or explore our website, www.MatsonMoney.com, to learn more about the concepts and strategies of Matson Money’s investing.

We appreciate your support and confidence in our firm’s investment philosophy, process and people.

Matson Money, Inc.

1	Fama, E.F. and K. R. French. 1992. “The Cross-section of Expected Stock Returns”. The Journal of Finance. 47: 427–465.

1

FREE MARKET FUNDS

Annual Investment Adviser’s Report (continued)

AUGUST 31, 2019 (Unaudited)

The CRSP U.S. Micro Cap Index includes the smallest U.S. companies, with a target of including the bottom 2% of investable market capitalization.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Russell 2000® Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000® Index, as ranked by market capitalization.

The MSCI EAFE Small Cap Index is an equity index that captures small cap representation across Developed Markets countries around the world, excluding the U.S. and Canada. With 2,341 constituents, the index covers approximately 14% of the free float-adjusted market capitalization in each country.

MSCI EAFE Index is an equity index which captures large and mid cap representation across 21 developed markets countries around the world, excluding the U.S. and Canada. With 923 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The MSCI Emerging Markets Index captures large and mid-cap representation across 26 Emerging Markets (EM) countries. With 1,202 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The FTSE World Government Bond Index (WGBI) measures the performance of fixed-rate, local currency, investment grade sovereign bonds. The WGBI is a widely used benchmark that currently comprises sovereign debt from over 20 countries, denominated in a variety of currencies, and has more than 30 years of history available. The WGBI provides a broad benchmark for the global sovereign fixed income market. Sub-indices are available in any combination of currency, maturity, or rating, including the FTSE World Government Bond 1-5 Year Currency Hedged U.S. Dollar Index.

The Bloomberg Barclays US Government/Credit Bond Index is a broad-based flagship benchmark that measures the non-securitized component of the US Aggregate Index. It includes investment grade, US dollar-denominated, fixed-rate Treasuries, government-related and corporate securities.

One cannot invest directly in an index. Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investing in micro-cap or small cap companies involve additional risks such as limited liquidity and greater volatility than large companies. The Free Market International Equity Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. The Free Market Fixed Income Fund’s investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. The Free Market Funds invest in mutual funds and ETFs. The performance of the Funds will depend on how successfully the investment adviser(s) to the underlying investment companies pursue their investment strategies.

Shares of the Funds are distributed by Quasar Distributors, LLC.

2

FREE MARKET FUNDS

Annual Investment Adviser’s Report (continued)

AUGUST 31, 2019 (Unaudited)

Free Market U.S. Equity Fund—Investment Review

The twelve-month period ended August 31, 2019, saw some periods of noticeable volatility in domestic equity markets. After logging strong returns in 2017, global equity markets delivered negative returns in U.S. dollar terms in 2018, with most downward movement coming at the end of 2018. Common news stories over the past twelve months have included reports on global economic growth, corporate earnings, record low unemployment in the U.S., the implementation of Brexit, U.S. trade wars with China and other countries, and a flattening U.S. Treasury yield curve. The performance of U.S. equities in 2019 have reversed course from the end of 2018 and have shown strong positive performance despite noticeable volatility.

For the twelve months ended August 31, 2019, the Free Market U.S. Equity Fund provided a total return of -12.09% at net asset value. This compares with a return of -7.14% over the same period for the Fund’s benchmark, the Russell 2500® Index.

As a result of the Free Market U.S. Equity Fund’s diversified investment approach, performance principally was determined by broad structural trends in equity markets, rather than the behavior of a limited number of stocks. Among the most important factors explaining differences in the behavior of diversified equity funds, like the Free Market U.S. Equity Fund, are company size and company value/growth characteristics of the underlying fund holdings. Size is measured by market capitalization and “value” classification is a function of stock price relative to one or more fundamental characteristics.

U.S. large company stocks performed better than U.S. small company stocks. The Russell 2000® Index returned -12.89%, while the S&P 500® Index was up 2.92% for the twelve month period ended August 31, 2019. Furthermore, for the same time-period, the Russell 2000® Value Index returned -14.89% and the Russell 1000® Value Index returned 0.62%.

In summary, U.S. large cap stocks performed better than small cap stocks and U.S. growth stocks outperformed U.S. value stocks, which also contributed to returns of the Fund.

Today’s environment underscores that markets are highly unpredictable over the short term. In other words, anything can happen, so a balanced, diversified, long-term approach is favored.

3

FREE MARKET FUNDS

Annual Investment Adviser’s Report (continued)

AUGUST 31, 2019 (Unaudited)

Free Market International Equity Fund—Investment Review

The global markets experienced a roller coaster ride during the twelve-month period ended August 31, 2019. 2018 ended with international equity markets faring better then U.S. markets and outpacing the performance of the U.S. markets. However, with the continued talk of trade wars, international stocks have underperformed U.S. equities so far in 2019.

For the twelve months ended August 31, 2019, the Free Market International Equity Fund was down -11.66%. This compares with a return of -2.90% over the same period for the Fund’s benchmark, the MSCI World (ex USA) Index, which captures large and mid-cap representation across 22 of 23 Developed Markets (DM) countries excluding the United States.

As a result of the Free Market International Equity Fund’s diversified investment approach, performance principally was determined by broad structural trends in global equity markets, rather than the behavior of a limited number of stocks. Among the most important factors explaining differences in the behavior of diversified international equity funds, like the Free Market International Equity Fund, are company size and company value/growth characteristics of the underlying fund holdings and broad exposure to emerging market equities.

International large company stocks fared better than international small company stocks. The MSCI EAFE Small Cap Index returned -9.16% for the twelve months ended August 31, 2019, while the MSCI EAFE Index returned -3.26% for the same period. Furthermore, for the same time period, the MSCI EAFE Value Index declined by -7.42%, while the MSCI EAFE Small Cap Value Index was down -9.39% and the MSCI Emerging Markets Index was down -4.36%.

In summary, factors that contributed to the Fund’s underperformance compared to its benchmark can largely be explained by its tilt toward small cap and value stocks.

Today’s environment underscores that markets are highly unpredictable over the short term. In other words, anything can happen, so a balanced, diversified, long-term approach is favored.

4

FREE MARKET FUNDS

Annual Investment Adviser’s Report (Concluded)

AUGUST 31, 2019 (Unaudited)

Free Market Fixed Income Fund—Investment Review

The U.S. economy grew modestly during the twelve months ended August 31, 2019. Total unemployment continued to remain low and many economists consider it at or near full employment. Monetary policy remains accommodative. The Federal Open Market Committee (or the “Fed”) reversed course in 2019 after more than three years of gradual interest rate hikes, announcing America’s first rate cut since 2008. The Fed cited lackluster inflation and “the implications of global developments.” While rates remain low, this continues to keep the return of fixed income low relative to historic norms on both domestic and foreign issues. The broad proxy for the U.S. bond market, the Barclays Capital U.S. Aggregate Bond Index gained 10.17%, while the Barclays Global Aggregate Bond Index (hedged) returned 10.74% for the twelve-month period ended August 31, 2019. As a result of the decrease in interest rates, short-term bonds were outperformed by ones with a longer maturity. The Bloomberg Barclays U.S. Government/Credit 1-3 Years Index returned 4.62% while long-term government bonds, which is defined as U.S. government issued debt with 10+ year maturity, lost 33.28%.

The Free Market Fixed Income Fund focuses on mutual funds that invest in global high quality and shorter-term government and corporate fixed income assets. For the twelve-month period ended August 31, 2019, the Free Market Fixed Income Fund returned 5.11%. This compares with a return of 5.33% over the same period for the fund’s benchmark, the FTSE World Government Bond 1-5 Year Currency Hedged U.S. Dollar Index.

The Free Market Fixed Income Fund performed as expected, and slightly underperformed its benchmark for the period. A contributing factor to the performance of the Fund compared to its benchmark was the Fund’s slightly lower exposure to certain global markets and exposure to shorter term maturities.

The Russell 2500® Index consists of the smallest 2,500 companies in a group of 3,000 U.S. companies in the Russell 3000® Index, as ranked by market capitalization.

Russell 2000® Value Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000® Index, as ranked by market capitalization, with relatively low price-to-book ratios and lower forecasted growth values.

Russell 1000® Value Index consists of the largest 1,000 companies in a group of 3,000 U.S. companies in the Russell 3000® Index, as ranked by market capitalization, with relatively low price-to-book ratios and lower forecasted growth values.

The MSCI World ex USA Index captures large and mid cap representation across 22 of 23 developed markets (DM) countries*--excluding the United States. With 1,013 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

MSCI EAFE Small Cap Value Index captures small cap securities exhibiting overall value style characteristics across Developed Markets countries* around the world, excluding the U.S. and Canada.

MSCI EAFE Value Index captures large and mid cap securities exhibiting overall value style characteristics across Developed Markets countries* around the world, excluding the U.S. and Canada. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

*	Developed Markets countries include: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK.

Bloomberg Barclays US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.

Bloomberg Barclays Global Aggregate Bond Index is a flagship measure of global investment grade debt from twenty-four local currency markets.

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

5

FREE MARKET FUNDS

PERFORMANCE DATA

AUGUST 31, 2019 (Unaudited)

Free Market U.S. Equity Fund

Comparison of Change in Value of $10,000 Investment in
Free Market U.S. Equity Fund vs. Russell 2500® Index and Composite Index

The chart assumes a hypothetical $10,000 minimum initial investment in the Fund made on August 31, 2009 and reflects Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the Russell 2500® Index and Composite Index are unmanaged, do not incur sales charges and/or expenses and are not available for investment.

Average Annual Total Returns for the Periods Ended August 31, 2019
	1 Year	5 Years	10 Years	Since Inception
Free Market U.S. Equity Fund	-12.09%	4.84%	11.19%	7.80%(1)
Russell 2500® Index	-7.14%	7.06%	12.65%	8.23%
Composite Index(2)	-6.39%	6.99%	11.67%	7.17%

(1)	The Fund commenced operations on December 31, 2007.
(2)	The Composite Index is comprised of the S&P 500® Index, Russell 1000® Value Index, Russell 2000® Index and Russell 2000® Value Index, each weighted 25%, 25%, 25% and 25%, respectively.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. For performance data current to the most recent month-end, please call 1-866-780-0357 ext. 3863. The Fund’s annual operating expense ratio, as stated in the current prospectus, is 0.86% (included in the ratio is 0.31% attributable to acquired fund fees and expenses).

The Fund’s aggregate total return since inception is based on an increase in net asset value from $10.00 per share on December 31, 2007 (commencement of operations) to $16.90 per share on August 31, 2019.

Portfolio composition is subject to change.

The Free Market U.S. Equity Fund’s underlying funds invest in small-cap and micro-cap stocks, large-cap stocks and other equity securities. In addition to the ordinary risks of equity investing, small companies entail special risk. Small companies tend to have more risk than large companies. An investor in the Fund will incur the expenses of the underlying funds in addition to the Fund’s expenses. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund.

6

FREE MARKET FUNDS

PERFORMANCE DATA (CONtinued)

AUGUST 31, 2019 (Unaudited)

Free Market International Equity Fund

Comparison of Change in Value of $10,000 Investment in
Free Market International Equity Fund vs. MSCI World (excluding U.S.) Index and Composite Index

The chart assumes a hypothetical $10,000 minimum initial investment in the Fund made on August 31, 2009 and reflects Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the MSCI World (excluding U.S.) Index and Composite Index are unmanaged, do not incur sales charges and/or expenses and are not available for investment.

Average Annual Total Returns for the Periods Ended August 31, 2019
	1 Year	5 Years	10 Years	Since Inception
Free Market International Equity Fund	-11.66%	0.00%	4.41%	1.98%(1)
MSCI World (excluding U.S.) Index	-2.90%	1.64%	4.91%	4.75%
Composite Index(2)	-6.29%	1.81%	5.25%	1.59%

(1)	The Fund commenced operations on December 31, 2007.
(2)	The Composite Index is comprised of the MSCI EAFE Index, MSCI EAFE Value Index, MSCI EAFE Small Company Index and MSCI Emerging Markets Free Index, each weighted 25%, 25%, 25% and 25%, respectively.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. For performance data current to the most recent month-end, please call 1-866-780-0357 ext. 3863. The Fund’s annual operating expense ratio, as stated in the current prospectus, is 1.03% (included in the ratio is 0.46% attributable to acquired fund fees and expenses).

The Fund’s aggregate total return since inception is based on a decrease in net asset value from $10.00 per share on December 31, 2007 (commencement of operations) to $9.09 per share on August 31, 2019.

Portfolio composition is subject to change.

The Free Market International Equity Fund’s underlying funds invest in common stock, preferred stock, securities convertible into stocks and other equity securities issued by foreign companies. In addition to the ordinary risks of equity investing, foreign and small companies entail special risk. The return on foreign equities may be adversely affected by currency fluctuations. Emerging markets may be subject to social instability and lack of market liquidity. Small companies tend to have more risk than large companies. An investor in the Fund will incur the expenses of the underlying funds in addition to the Fund’s expenses. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund.

7

FREE MARKET FUNDS

PERFORMANCE DATA (CONCLUDED)

AUGUST 31, 2019 (Unaudited)

Free Market Fixed Income Fund

Comparison of Change in Value of $10,000 Investment in
Free Market Fixed Income Fund vs. FTSE World Government Bond Index 1-5 Years and Composite Index

The chart assumes a hypothetical $10,000 minimum initial investment in the Fund made on August 31, 2009 and reflects Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the FTSE World Government Bond Index 1-5 Years and Composite Index are unmanaged, do not incur sales charges and/or expenses and are not available for investment.

Average Annual Total Returns for the Periods Ended August 31, 2019
	1 Year	5 Years	10 Years	Since Inception
Free Market Fixed Income Fund	5.11%	1.54%	1.54%	1.76%(1)
FTSE World Government Bond Index 1-5 Years	5.33%	1.99%	1.90%	2.33%
Composite Index(2)	6.50%	2.13%	2.22%	2.53%

(1)	The Fund commenced operations on December 31, 2007.
(2)

The Composite Index is comprised of the Three-Month Treasury Bill Index, Bloomberg Barclays Intermediate Government/Credit Bond Index, ICE BofA Merrill Lynch 1-3 Year US Government/Corporate Index and Bloomberg Barclays U.S. Capital Aggregate Bond Index, each weighted 25%, 25%, 25% and 25%, respectively.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. For performance data current to the most recent month-end, please call 1-866-780-0357 ext. 3863. The Fund’s annual operating expense ratio, as stated in the current prospectus, is 0.73% (included in the ratio is 0.18% attributable to acquired fund fees and expenses).

The Fund’s aggregate total return since inception is based on an increase in net asset value from $10.00 per share on December 31, 2007 (commencement of operations) to $10.47 per share on August 31, 2019.

Portfolio composition is subject to change.

The Free Market Fixed Income Fund’s underlying funds invest in fixed income securities. The underlying funds may invest their assets in bonds and other debt securities issued by domestic and foreign governments and companies. Debt instruments involve the risk that their prices will fall when interest rates rise, and they are subject to the risk that the borrower may default. In addition, the return on foreign debt securities may be adversely affected by currency fluctuations. An investor in the Fund will incur expenses of the underlying funds in addition to the Fund’s expenses. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund.

8

FREE MARKET FUNDS

Fund Expense ExampleS

AUGUST 31, 2019 (Unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2019 through August 31, 2019, and held for the entire period.

Actual Expenses

The first section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical EXAMPLES for Comparison Purposes

The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second section of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Expenses Paid during period*	Annualized Expense Ratio	Actual Six-Month Total Investment Return for the Fund
Actual
Free Market U.S. Equity Fund	$ 1,000.00	$ 952.10	$ 2.76	0.56%	-4.79%
Free Market International Equity Fund	1,000.00	942.90	2.84	0.58%	-5.71
Free Market Fixed Income Fund	1,000.00	1,035.30	2.87	0.56%	3.53

Hypothetical (5% return before expenses)
Free Market U.S. Equity Fund	$ 1,000.00	$ 1,022.38	$ 2.85	0.56%	N/A
Free Market International Equity Fund	1,000.00	1,022.28	2.96	0.58%	N/A
Free Market Fixed Income Fund	1,000.00	1,022.38	2.85	0.56%	N/A

*

Expenses are equal to each Fund’s annualized six-month expense ratio for the period March 1, 2019 to August 31, 2019, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one half year period. The annualized expense ratios do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expenses would have been higher. Each Fund’s ending account values in the first section in the table is based on the actual six-month total investment return for each Fund for the period March 1, 2019 through August 31, 2019. The range of weighted expense ratios of the underlying funds held by the Funds, as stated in the underlying funds’ current prospectuses, were as follows:

PORTFOLIO	RANGE OF WEIGHTED EXPENSE RATIOS
Free Market U.S. Equity Fund	0.00% - 0.13%
Free Market International Equity Fund	0.00% - 0.27%
Free Market Fixed income Fund	0.00% - 0.07%

9

FREE MARKET FUNDS

FREE MARKET U.S. EQUITY FUND

Portfolio of Investments

August 31, 2019

	Number of Shares	Value
DOMESTIC EQUITY FUNDS — 99.9%
iShares Core S&P 500 ETF	143,450	$42,213,031
U.S. Large Cap Value Portfolio III (a)	33,790,289	807,925,806
U.S. Large Cap Value Series (b)	1,423,796	69,281,910
U.S. Large Company Portfolio (a)	17,288,632	391,414,630
U.S. Micro Cap Portfolio (c)	22,103,403	432,784,640
U.S. Small Cap Portfolio (c)	13,509,147	433,508,531
U.S. Small Cap Value Portfolio (c)	23,540,113	717,738,059
TOTAL DOMESTIC EQUITY FUNDS
(Cost $2,348,699,744)		2,894,866,607

SHORT-TERM INVESTMENTS — 0.0%
STIT-Government & Agency Portfolio, 2.02%*	525,969	525,969
TOTAL SHORT-TERM INVESTMENTS
(Cost $525,969)		525,969
TOTAL INVESTMENTS — 99.9%
(Cost $2,349,225,713)		2,895,392,576
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.1%		3,625,469
NET ASSETS — 100.0%		$2,899,018,045

Portfolio Holdings Summary Table

	% of Net Assets	Value
Domestic Equity Funds	99.9%	$2,894,866,607
Short-Term Investments	0.0	525,969
Other Assets In Excess Of Liabilities	0.1	3,625,469
NET ASSETS	100.0%	$2,899,018,045

*	Seven-day yield as of August 31, 2019.
(a)	A portfolio of Dimensional Investment Group Inc.
(b)	A portfolio of DFA Investment Trust Company.
(c)	A portfolio of DFA Investment Dimensions Group Inc.

ETF Exchange-Traded Fund

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.
10

FREE MARKET FUNDS

FREE MARKET INTERNATIONAL EQUITY FUND

Portfolio of Investments

August 31, 2019

	Number of Shares/ Beneficial Interest	Value
INTERNATIONAL EQUITY FUNDS — 99.9%
Asia Pacific Small Company Portfolio (a)	1,383,150	$27,925,792
Canadian Small Company Series (b)	2,614,099	26,835,136
Continental Small Company Portfolio (a)	1,305,503	30,587,941
Continental Small Company Series (b)	464,912	39,892,256
DFA International Small Cap Value Portfolio (a)	49,957,438	861,765,811
DFA International Value Portfolio III (c)	31,541,356	427,700,790
DFA International Value Series (b)	10,023,939	217,719,963
Emerging Markets Portfolio (a)	4,267,392	111,848,357
Emerging Markets Small Cap Portfolio (a)	5,464,530	104,755,042
Emerging Markets Value Portfolio, Class Institutional (a)	4,037,956	105,471,406
Japanese Small Company Portfolio (a)	2,144,193	48,415,882
Large Cap International Portfolio (a)	4,997,042	107,486,371
United Kingdom Small Company Portfolio (a)	139,396	3,525,323
United Kingdom Small Company Series (b)	583,473	37,493,807
TOTAL INTERNATIONAL EQUITY FUNDS
(Cost $2,212,198,368)		2,151,423,877

SHORT-TERM INVESTMENTS — 0.0%
STIT-Government & Agency Portfolio 2.02%*	792,111	792,111
TOTAL SHORT-TERM INVESTMENTS
(Cost $792,111)		792,111
TOTAL INVESTMENTS — 99.9%
(Cost $2,212,990,479)		2,152,215,988
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.1%		2,691,741
NET ASSETS — 100.0%		$2,154,907,729

Portfolio Holdings Summary Table

	% of Net Assets	Value
International Equity Funds	99.9%	$2,151,423,877
Short-Term Investments	0.0	792,111
Other Assets In Excess Of Liabilities	0.1	2,691,741
NET ASSETS	100.0%	$2,154,907,729

*	Seven-day yield as of August 31, 2019.
(a)	A portfolio of DFA Investment Dimensions Group Inc.
(b)	A portfolio of DFA Investment Trust Company.
(c)	A portfolio of Dimensional Investment Group Inc.

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.
11

FREE MARKET FUNDS

FREE MARKET FIXED INCOME FUND

Portfolio of Investments

August 31, 2019

	Number of Shares	Value
FIXED INCOME FUNDS — 99.5%
DFA Five-Year Global Fixed Income Portfolio (a)	62,617,915	$687,544,710
DFA Inflation-Protected Securities Portfolio (a)	11,159,950	136,820,986
DFA Intermediate Government Fixed Income Portfolio (a)	12,527,374	164,860,240
DFA One-Year Fixed Income Portfolio (a)	38,586,806	397,829,972
DFA Short-Term Government Portfolio (a)	10,378,360	109,906,832
DFA Two-Year Global Fixed Income Portfolio (a)	41,173,889	412,150,624
iShares Intermediate-Term Corporate Bond ETF	2,838,608	165,462,460
iShares Short-Term Corporate Bond ETF	12,280,920	660,467,878
TOTAL FIXED INCOME FUNDS
(Cost $2,691,939,094)		2,735,043,702

SHORT-TERM INVESTMENTS — 0.3%
STIT-Government & Agency Portfolio, 2.02%*	8,921,033	8,921,033
TOTAL SHORT-TERM INVESTMENTS
(Cost $8,921,033)		8,921,033
TOTAL INVESTMENTS — 99.8%
(Cost $2,700,860,127)		2,743,964,735
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.2%		4,628,462
NET ASSETS — 100.0%		$2,748,593,197

Portfolio Holdings Summary Table

	% of Net Assets	Value
Fixed Income Funds	99.5%	$2,735,043,702
Short-Term Investments	0.3	8,921,033
Other Assets In Excess Of Liabilities	0.2	4,628,462
NET ASSETS	100.0%	$2,748,593,197

*	Seven-day yield as of August 31, 2019.
(a)	A portfolio of DFA Investment Dimensions Group Inc.

ETF Exchange-Traded Fund

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.
12

FREE MARKET FUNDS

Statements of Assets and Liabilities

August 31, 2019

	Free Market U.S. Equity Fund	Free Market International Equity Fund	Free Market Fixed Income Fund
ASSETS
Investments in non-affiliated funds, at value (cost $2,348,699,744, $2,212,198,368 and $2,691,939,094, respectively)	$2,894,866,607	$2,151,423,877	$2,735,043,702
Short-term investments, at value (cost $525,969, $792,111 and $8,921,033, respectively)	525,969	792,111	8,921,033
Receivables for:
Capital shares sold	3,443,433	2,677,556	3,241,734
Receivable for Investments Sold	3,000,000	2,175,812	3,481,980
Dividends receivable	2,804	4,207	726,429
Prepaid expenses and other assets	100,128	76,324	35,651
Total assets	2,901,938,941	2,157,149,887	2,751,450,529
LIABILITIES
Payables for:
Capital shares redeemed	1,482,506	1,038,602	1,542,105
Advisory fees	1,221,709	904,568	1,155,748
Administration and accounting fees	66,780	46,622	64,971
Transfer agent fees	8,161	5,562	8,369
Other accrued expenses and liabilities	141,740	246,804	86,139
Total liabilities	2,920,896	2,242,158	2,857,332
Net assets	$2,899,018,045	$2,154,907,729	$2,748,593,197

NET ASSETS CONSIST OF:
Par value	$171,558	$237,031	$262,406
Paid-in capital	2,208,126,001	2,176,704,087	2,701,014,131
Total distributable earnings/(loss)	690,720,486	(22,033,389)	47,316,660
Net assets	$2,899,018,045	$2,154,907,729	$2,748,593,197

CAPITAL SHARES:
Net assets	$2,899,018,045	$2,154,907,729	$2,748,593,197
Shares outstanding ($0.001 par value, 700,000,000 shares authorized)	171,558,382	237,031,187	262,405,867
Net asset value, offering and redemption price per share	$16.90	$9.09	$10.47

The accompanying notes are an integral part of the financial statements.
13

FREE MARKET FUNDS

Statements of Operations

For the Year Ended August 31, 2019

	Free Market U.S. Equity Fund	Free Market International Equity Fund	Free Market Fixed Income Fund
INVESTMENT INCOME
Dividends from non-affiliated funds	$46,110,300	$61,790,963	$89,200,947
Total investment income	46,110,300	61,790,963	89,200,947

EXPENSES
Advisory fees (Note 2)	15,044,625	10,918,207	13,861,501
Administration and accounting fees (Note 2)	789,804	561,758	728,466
Legal fees	180,925	140,216	166,638
Director fees	175,050	123,607	177,055
Officer fees	126,461	89,081	113,869
Transfer agent fees (Note 2)	105,139	75,562	100,539
Printing and shareholder reporting fees	95,258	97,567	104,414
Custodian fees (Note 2)	90,083	62,189	73,992
Registration and filing fees	46,478	38,746	41,842
Audit and tax service fees	35,079	36,973	32,746
Other expenses	160,045	552,572	121,988
Total expenses	16,848,947	12,696,478	15,523,050
Net investment income/(loss)	29,261,353	49,094,485	73,677,897

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from:
Non-affiliated funds	10,266,962	(12,894,699)	(4,010,184)
Capital gain distributions from non-affiliated fund investments	133,324,026	45,136,774	—
Net change in unrealized appreciation/(depreciation) on:
Non-affiliated funds	(581,363,813)	(358,297,896)	70,689,707
Net realized and unrealized gain/(loss) on investments	(437,772,825)	(326,055,821)	66,679,523
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(408,511,472)	$(276,961,336)	$140,357,420

The accompanying notes are an integral part of the financial statements.
14

FREE MARKET U.S. EQUITY FUND

Statements of Changes in Net Assets

	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018(1)
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$29,261,353	$23,676,276
Net realized gain/(loss) from investments	143,590,988	131,813,660
Net change in unrealized appreciation/(depreciation) on investments	(581,363,813)	405,839,915
Net increase/(decrease) in net assets resulting from operations	(408,511,472)	561,329,851

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Total distributable earnings	(152,180,367)	(111,719,472)
Net decrease in net assets from dividends and distributions to shareholders	(152,180,367)	(111,719,472)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	493,291,119	601,886,011
Reinvestment of distributions	152,020,397	111,642,406
Shares redeemed	(599,160,819)	(474,574,738)
Net increase/(decrease) in net assets from capital shares	46,150,697	238,953,679
Total increase/(decrease) in net assets	(514,541,142)	688,564,058

NET ASSETS:
Beginning of period	3,413,559,187	2,724,995,129
End of period	$2,899,018,045	$3,413,559,187

SHARES TRANSACTIONS:
Shares sold	27,816,897	31,610,207
Dividends and distributions reinvested	9,871,455	5,913,263
Shares redeemed	(33,724,694)	(24,797,240)
Net increase/(decrease) in shares outstanding	3,963,658	12,726,230

(1)

The following information was previously reported in the August 31, 2018 financial statements. See Note 6 for more details on the Securities and Exchange Commission’s (“SEC”) Final Rule on Disclosure Update and Simplification. Dividends and distributions to shareholders were $(30,989,004) of net investment income and $(80,730,468) of net realized capital gains during the year ended August 31, 2018 and undistributed/accumulated net investment income/(loss) as of August 31, 2018 was $6,007,061.

The accompanying notes are an integral part of the financial statements.
15

FREE MARKET INTERNATIONAL EQUITY FUND

Statements of Changes in Net Assets

	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018(1)
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$49,094,485	$44,957,757
Net realized gain/(loss) from investments	32,242,075	42,573,743
Net change in unrealized appreciation/(depreciation) on investments	(358,297,896)	(67,682,280)
Net increase/(decrease) in net assets resulting from operations	(276,961,336)	19,849,220

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Total distributable earnings	(79,655,266)	(75,446,630)
Net decrease in net assets from dividends and distributions to shareholders	(79,655,266)	(75,446,630)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	485,774,033	490,778,322
Reinvestment of distributions	79,625,037	75,430,897
Shares redeemed	(366,737,622)	(387,816,762)
Net increase/(decrease) in net assets from capital shares	198,661,448	178,392,457
Total increase/(decrease) in net assets	(157,955,154)	122,795,047

NET ASSETS:
Beginning of period	2,312,862,883	2,190,067,836
End of period	$2,154,907,729	$2,312,862,883

SHARES TRANSACTIONS:
Shares sold	50,409,472	43,547,885
Dividends and distributions reinvested	9,173,392	6,687,136
Shares redeemed	(38,353,563)	(34,040,963)
Net increase/(decrease) in shares outstanding	21,229,301	16,194,058

(1)

The following information was previously reported in the August 31, 2018 financial statements. See Note 6 for more details on the SEC’s Final Rule on Disclosure Update and Simplification. Dividends and distributions to shareholders were $(52,597,992) of net investment income and $(22,848,638) of net realized capital gains during the year ended August 31, 2018 and undistributed/accumulated net investment income/(loss) as of August 31, 2018 was $8,072,040.

The accompanying notes are an integral part of the financial statements.
16

FREE MARKET FIXED INCOME FUND

Statements of Changes in Net Assets

	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018(1)
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$73,677,897	$27,376,112
Net realized gain/(loss) from investments	(4,010,184)	513,655
Net change in unrealized appreciation/(depreciation) on investments	70,689,707	(36,113,722)
Net increase/(decrease) in net assets resulting from operations	140,357,420	(8,223,955)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Total distributable earnings	(71,911,632)	(26,506,192)
Net decrease in net assets from dividends and distributions to shareholders	(71,911,632)	(26,506,192)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	444,155,401	738,587,984
Reinvestment of distributions	71,902,811	26,506,000
Shares redeemed	(703,532,146)	(365,774,582)
Net increase/(decrease) in net assets from capital shares	(187,473,934)	399,319,402
Total increase/(decrease) in net assets	(119,028,146)	364,589,255

NET ASSETS:
Beginning of period	2,867,621,343	2,503,032,088
End of period	$2,748,593,197	$2,867,621,343

SHARES TRANSACTIONS:
Shares sold	43,458,650	72,300,803
Dividends and distributions reinvested	7,147,651	2,596,009
Shares redeemed	(68,815,440)	(35,849,154)
Net increase/(decrease) in shares outstanding	(18,209,139)	39,047,658

(1)

The following information was previously reported in the August 31, 2018 financial statements. See Note 6 for more details on the SEC’s Final Rule on Disclosure Update and Simplification. Dividends and distributions to shareholders were $(23,965,853) of net investment income and $(2,540,339) of net realized capital gains during the year ended August 31, 2018 and undistributed/accumulated net investment income/(loss) as of August 31, 2018 was $6,289,498.

The accompanying notes are an integral part of the financial statements.
17

FREE MARKET FUNDS

FREE MARKET U.S. EQUITY FUND

Financial Highlights

Contained below is per share operating performance data for each share outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015
Per Share Operating Performance
Net asset value, beginning of period	$20.37	$17.60	$16.18	$16.08	$17.37
Net investment income/(loss)(1)	0.17	0.15	0.12	0.18	0.13
Net realized and unrealized gain/(loss) on investments	(2.73)	3.34	2.13	1.18	(0.71)
Net increase/(decrease) in net assets resulting from operations	(2.56)	3.49	2.25	1.36	(0.58)
Dividends and distributions to shareholders from:
Net investment income	(0.15)	(0.20)	(0.15)	(0.15)	(0.11)
Net realized capital gains	(0.76)	(0.52)	(0.68)	(1.11)	(0.60)
Total dividends and distributions to shareholders	(0.91)	(0.72)	(0.83)	(1.26)	(0.71)
Net asset value, end of period	$16.90	$20.37	$17.60	$16.18	$16.08
Total investment return/(loss)(2)	(12.09)%	20.11%	13.97%	9.10%	(3.55)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,899,018	$3,413,559	$2,724,995	$2,303,041	$1,971,430
Ratio of expenses to average net assets(3)	0.55%	0.55%	0.56%	0.59%	0.60%
Ratio of net investment income/(loss) to average net assets(3)	0.96%	0.76%	0.72%	1.15%	0.74%
Portfolio turnover rate	7%	2%	5%	1%	6%

(1)	The selected per share data is calculated using the average shares outstanding method for the period.
(2)

Total investment return/(loss) is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(3)	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

The accompanying notes are an integral part of the financial statements.
18

FREE MARKET FUNDS

FREE MARKET INTERNATIONAL EQUITY FUND

Financial Highlights

Contained below is per share operating performance data for each share outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015
Per Share Operating Performance
Net asset value, beginning of period	$10.72	$10.97	$9.24	$9.28	$10.92
Net investment income/(loss)(1)	0.21	0.22	0.14	0.23	0.17
Net realized and unrealized gain/(loss) on investments	(1.47)	(0.10)	1.89	0.05	(1.39)
Net increase/(decrease) in net assets resulting from operations	(1.26)	0.12	2.03	0.28	(1.22)
Dividends and distributions to shareholders from:
Net investment income	(0.18)	(0.26)	(0.19)	(0.16)	(0.22)
Net realized capital gains	(0.19)	(0.11)	(0.11)	(0.16)	(0.20)
Total dividends and distributions to shareholders	(0.37)	(0.37)	(0.30)	(0.32)	(0.42)
Net asset value, end of period	$9.09	$10.72	$10.97	$9.24	$9.28
Total investment return/(loss)(2)	(11.66)%	0.98%	22.50%	3.13%	(11.25)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,154,908	$2,312,863	$2,190,068	$1,672,452	$1,443,094
Ratio of expenses to average net assets(3)	0.58%	0.57%	0.58%	0.63%	0.64%
Ratio of net investment income/(loss) to average net assets(3)	2.22%	1.93%	1.42%	2.60%	1.72%
Portfolio turnover rate	4%	3%	2%	1%	3%

(1)	The selected per share data is calculated using the average shares outstanding method for the period.
(2)

Total investment return/(loss) is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(3)	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

The accompanying notes are an integral part of the financial statements.
19

FREE MARKET FUNDS

FREE MARKET FIXED INCOME FUND

Financial Highlights

Contained below is per share operating performance data for each share outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015
Per Share Operating Performance
Net asset value, beginning of period	$10.22	$10.36	$10.43	$10.25	$10.31
Net investment income/(loss)(1)	0.27	0.10	0.10	0.06	0.06
Net realized and unrealized gain/(loss) on investments	0.24	(0.14)	(0.06)	0.17	(0.02)
Net increase/(decrease) in net assets resulting from operations	0.51	(0.04)	0.04	0.23	0.04
Dividends and distributions to shareholders from:
Net investment income	(0.26)	(0.09)	(0.11)	(0.03)	(0.07)
Net realized capital gains	— (2)	(0.01)	—	(0.02)	(0.03)
Total dividends and distributions to shareholders	(0.26)	(0.10)	(0.11)	(0.05)	(0.10)
Net asset value, end of period	$10.47	$10.22	$10.36	$10.43	$10.25
Total investment return/(loss)(3)	5.11%	(0.35)%	0.39%	2.26%	0.37%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,748,593	$2,867,621	$2,503,032	$2,126,457	$2,004,504
Ratio of expenses to average net assets(4)	0.55%	0.55%	0.56%	0.59%	0.60%
Ratio of net investment income/(loss) to average net assets(4)	2.62%	1.02%	0.94%	0.54%	0.55%
Portfolio turnover rate	3%	0%	0%	31%	2%

(1)	The selected per share data is calculated using the average shares outstanding method for the period.
(2)	Amount less than $(0.005) per share.
(3)

Total investment return/(loss) is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

The accompanying notes are an integral part of the financial statements.
20

FREE MARKET FUNDS

Notes to Financial Statements

August 31, 2019

1.	Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has thirty-three separate investment portfolios, including the Free Market U.S. Equity Fund, the Free Market International Equity Fund and the Free Market Fixed Income Fund (each a “Fund,” collectively the “Funds”). Each Fund operates as a “fund of funds” and commenced investment operations on December 31, 2007.

RBB has authorized capital of one hundred billion shares of common stock of which 87.423 billion shares are currently classified into one hundred and eighty-five classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

Free Market U.S. Equity and Free Market International Equity’s investment objective is to seek long-term capital appreciation. Free Market Fixed Income’s investment objective is to seek total return (consisting of current income and capital appreciation).

The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 “Financial Services - Investment Companies”.

The end of the reporting period for the Funds is August 31, 2019, and the period covered by these Notes to Financial Statements is the fiscal period ended August 31, 2019 (the “current fiscal period”).

Investment Company Securities – The Funds pursue their investment objectives by investing primarily in shares of registered, open-end investment companies and exchange-traded funds (“ETFs”) (collectively, “underlying funds”). When a Fund invests in underlying funds it will indirectly bear its proportionate share of any fees and expenses payable directly by the underlying fund. In connection with its investments in other investment companies, a Fund will incur higher expenses, many of which may be duplicative. Furthermore, because the Funds invest in shares of ETFs and underlying funds their performances are directly related to the ability of the ETFs and underlying funds to meet their respective investment objectives, as well as the allocation of each Fund’s assets among the ETFs and underlying funds. Accordingly, the Funds’ investment performance will be influenced by the investment strategies of and risks associated with the ETFs and underlying funds in direct proportion to the amount of assets the Funds allocate to the ETFs and underlying funds utilizing such strategies. As disclosed in the Portfolio of Investments, the Funds invest in a number of different underlying funds, including underlying funds that are portfolios of DFA Investment Dimensions Group Inc., and Dimensional Investment Group Inc. (collectively, “DFA Underlying Funds”). Information about DFA Underlying Funds’ risks may be found in such DFA Underlying Funds’ annual or semiannual report to shareholders, which can be found at us.dimensional.com. Additional information about derivatives related risks, if applicable, may also be found in each such DFA Underlying Fund’s annual or semiannual report to shareholders. The annual and semiannual reports to shareholders for the underlying funds may also be found by visiting the SEC’s website at http://www.sec.gov.

PORTFOLIO VALUATION — Investments in the underlying funds are valued at each Fund’s net asset value (“NAV”) determined as of the close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time). Investments in Exchange-Traded Funds (“ETFs”) are valued at their last reported sale price. As required, some securities and assets may be valued at fair value as determined in good faith by the Company’s Board of Directors (the “Board”). Direct investments in fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market.

FAIR VALUE MEASUREMENTS — The inputs and valuation techniques used to measure the fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

● Level 1 —	Prices are determined using quoted prices in active markets for identical securities.

● Level 2 —	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

21

FREE MARKET FUNDS

Notes to Financial Statements (Continued)

August 31, 2019

● Level 3 —	Prices are determined using significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Funds’ investments carried at fair value:

FREE MARKET U.S. EQUITY FUND

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE*
Domestic Equity Funds	$2,894,866,607	$2,825,584,697	$—	$—	$69,281,910
Short-Term Investments	525,969	525,969	—	—	—
Total Investments**	$2,895,392,576	$2,826,110,666	$—	$—	$69,281,910

*

Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

**	Please refer to the Portfolio of Investments for further details.

FREE MARKET INTERNATIONAL EQUITY FUND

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE*
International Equity Funds	$2,151,423,877	$1,829,482,715	$—	$—	$321,941,162
Short-Term Investments	792,111	792,111	—	—	—
Total Investments**	$2,152,215,988	$1,830,274,826	$—	$—	$321,941,162

*

Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

**	Please refer to the Portfolio of Investments for further details.

FREE MARKET FIXED INCOME FUND

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE*
Fixed Income Funds	$2,735,043,702	$2,735,043,702	$—	$—	$—
Short-Term Investments	8,921,033	8,921,033	—	—	—
Total Investments**	$2,743,964,735	$2,743,964,735	$—	$—	$—

*

Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

**	Please refer to the Portfolio of Investments for further details.

22

FREE MARKET FUNDS

Notes to Financial Statements (Continued)

August 31, 2019

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires each Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only when a Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all Level 3 transfers are disclosed if a Fund had an amount of total Level 3 transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Funds had no Level 3 transfers.

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — The Funds record security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income (including amortization of premiums and accretion of discounts) is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Each Fund’s investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred on behalf of a specific class, fund or fund family of the Company are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Funds. In addition to the net annual operating expenses that the Funds bear directly, the shareholders indirectly bear the Funds’ pro-rata expenses of the underlying mutual funds in which each Fund invests.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders recorded on the ex-dividend date for each Fund with the exception of the Free Market Fixed Income Fund which declares and pays quarterly dividends from net investment income. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

23

FREE MARKET FUNDS

Notes to Financial Statements (Continued)

August 31, 2019

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is each Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

CASH AND CASH EQUIVALENTS — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

OTHER — In the normal course of business, the Funds may enter into contracts that provide general indemnifications. Each Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, the Funds expect the risk of material loss for such claims is considered to be remote.

For additional information about the DFA Underlying Funds’ valuation policies, refer to the DFA Underlying Funds’ most recent annual or semiannual report which can be found at us.dimensional.com.

2.	Investment Adviser and Other Services

Matson Money, Inc. (“Matson Money” or the “Adviser”), serves as the investment adviser to each Fund. Each Fund compensates the Adviser for its services at an annual rate based on each Fund’s average daily net assets (the “Advisory Fee”), payable on a monthly basis in arrears, as shown in the following tables.

AVERAGE DAILY NET ASSETS	ADVISORY FEE
For the first $1 billion	0.50%
Over $1 billion to $3 billion	0.49
Over $3 billion to $5 billion	0.48
Over $5 billion	0.47

The Adviser has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent that total annual Fund operating expenses exceed the rates (“Expense Caps”) shown in the following table annually of each Fund’s average daily net assets. The Adviser may not recoup waived management fees or reimbursed expenses. The Adviser may discontinue these arrangements at any time.

FUND	EXPENSE CAPS
Free Market U.S. Equity Fund	1.13%
Free Market International Equity Fund	1.35
Free Market Fixed Income Fund	1.00

During the current fiscal period, investment advisory fees accrued were as follows:

FUND	ADVISORY FEES
Free Market U.S. Equity Fund	$15,044,625
Free Market International Equity Fund	10,918,207
Free Market Fixed Income Fund	13,861,501

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as administrator for the Funds. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Funds’ transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

24

FREE MARKET FUNDS

Notes to Financial Statements (Continued)

August 31, 2019

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Funds. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Quasar Distributors, LLC serves as the principal underwriter and distributor of the Funds’ shares pursuant to a Distribution Agreement with RBB.

For compensation amounts paid to Fund Services and the Custodian, please refer to the Statements of Operations.

3.	Director and Officer Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. Employees of Vigilant Compliance, LLC serve as President, Chief Compliance Officer and Assistant Treasurer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. An employee of RBB serves as Treasurer and Secretary and is compensated for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Funds or the Company. For Director and Officer compensation amounts, please refer to the Statements of Operations.

4.	Purchases and Sales of Investment Securities

During the current fiscal period, aggregate purchases and sales of investment securities (excluding short-term investments) of the Funds were as follows:

	Purchases	Sales
Free Market U.S. Equity Fund	$272,049,405	$217,947,682
Free Market International Equity Fund	289,173,561	85,673,731
Free Market Fixed Income Fund	73,331,578	254,414,714

There were no purchases or sales of long-term U.S. Government securities during the current fiscal period.

5.	Federal Income Tax Information

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2019, the federal tax cost and aggregate gross unrealized appreciation and depreciation of investments held by each Fund were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Free Market U.S. Equity Fund	$2,357,630,963	$620,058,550	$(82,296,937)	$537,761,613
Free Market International Equity Fund	2,213,510,609	150,189,673	(211,484,294)	(61,294,621)
Free Market Fixed Income Fund	2,702,108,933	50,143,778	(8,287,976)	41,855,802

25

FREE MARKET FUNDS

Notes to Financial Statements (Continued)

August 31, 2019

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

Permanent differences as of August 31, 2019, primarily attributable to redesignation of dividends paid and reclassifications of short-term capital gain distributions, were reclassified among the following accounts:

	DISTRIBUTABLE EARNINGS/(LOSS)	Paid-In Capital
Free Market U.S. Equity Fund	$—	$—
Free Market International Equity Fund	—	—
Free Market Fixed Income Fund	—	—

As of August 31, 2019, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss CarryForwards	NET Unrealized Appreciation/ (Depreciation)
Free Market U.S. Equity Fund	$10,063,577	$142,895,296	$—	$537,761,613
Free Market International Equity Fund	11,943,351	27,317,881	—	(61,294,621)
Free Market Fixed Income Fund	8,644,451	—	(3,183,593)	41,855,802

The differences between the book and tax basis components of distributable earnings relate primarily to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains, if applicable, are reported as ordinary income for federal income tax purposes.

The tax character of distributions paid during the fiscal years ended August 31, 2019 and August 31, 2018, were as follows:

		Ordinary Income	Long-Term Gains	Total
Free Market U.S. Equity Fund	2019	$25,649,464	$126,530,903	$152,180,367
	2018	30,989,004	80,730,468	111,719,472
Free Market International Equity Fund	2019	39,266,954	40,388,312	79,655,266
	2018	53,071,580	22,375,050	75,446,630
Free Market Fixed Income Fund	2019	71,322,944	588,688	71,911,632
	2018	23,965,853	2,540,339	26,506,192

Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

The Funds are permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses. As of August 31, 2019, the Free Market Fixed Income Fund had $3,181,593 in capital loss carryforwards.

6.	NEW ACCOUNTING PRONOUNCEMENTS AND REGULATORY UPDATES

In August 2018, FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13

26

FREE MARKET FUNDS

Notes to Financial Statements (Concluded)

August 31, 2019

are effective for all affected entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An affected entity is permitted to adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of additional disclosures, which are required for public companies only, until their effective date. Management evaluated the impact of these changes on the Funds’ financial statements and has elected to early adopt the removed and modified disclosures effective February 28, 2019. The impact of adoption was limited to changes in the financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy. Management is still evaluating the impact of the additional disclosure requirements.

In August 2018, the SEC released its Final Rule on Disclosure Update and Simplification, which amends certain disclosure requirements effective for filings subsequent to November 5, 2018. As of February 28, 2019, management has adopted this amendment. The amendment requires presentation of the total, rather than the components, of distributable earnings on the Statements of Assets and Liabilities. The amendment also requires presentation of the total distributions, rather than the components thereof, on the Statements of Changes in Net Assets and removes the requirement for disclosure of accumulated net investment income/(loss) on a book basis. These changes generally simplify the disclosure of information without significantly altering the information provided to investors.

7.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no significant events requiring recognition or disclosure in the financial statements.

27

FREE MARKET FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of The RBB Fund, Inc. and Shareholders of Free Market U.S. Equity Fund, Free Market International Equity Fund, and Free Market Fixed Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Free Market U.S. Equity Fund, Free Market International Equity Fund, and Free Market Fixed Income Fund (the “Funds”), three separately managed portfolios of The RBB Fund, Inc., as of August 31, 2019, the related statements of operations for the year ended August 31, 2019, the statements of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2019 and each of the financial highlights for each of the five years in the period ended August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian, investment adviser of the underlying funds and transfer agent. We believe that our audits provide a reasonable basis for our opinions.

Philadelphia, Pennsylvania
October 25, 2019

We have served as the auditor of one or more Matson Money, Inc. investment companies since 2008.

28

FREE MARKET FUNDS

SHAREHOLDER TAX INFORMATION

(UNAUDITED)

The tax character of dividends and distributions paid during the fiscal year ended August 31, 2019 were as follows:

	Ordinary Income	Long-Term Gains	Total
Free Market U.S. Equity Fund	$25,649,464	$126,530,903	$152,180,367
Free Market International Equity Fund	39,266,954	40,388,312	79,655,266
Free Market Fixed Income Fund	71,322,944	588,688	71,911,632

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) are 0.20% and 0.28% for the Free Market U.S. Equity Fund and the Free Market International Equity Fund, respectively.

The percentage of total ordinary income dividends qualifying for the 15% dividend income tax rate is 100% for the Free Market U.S. Equity Fund and 85.12% for the Free Market International Equity Fund.

The percentage of total ordinary dividends qualifying for the corporate dividends received deduction is 100% for the Free Market U.S. Equity Fund.

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is 43.58% for the Free Market Fixed Income Fund. A total of 15.75% of the dividend distributed during the fiscal year was derived from U.S. Government securities, which is generally exempt from state income tax for the Free Market Fixed Income Fund.

Because each Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2019. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2020.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any. The Free Market International Equity Fund passed through foreign tax credits of $4,852,263 and earned $58,199,364 of gross foreign source income during the fiscal year.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

29

FREE MARKET FUNDS

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling Free Market Funds at (866) 780-0357, ext. 3863 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) as an exhibit to its reports on Form N-PORT. The Company’s Form N-PORT is available on the SEC website at http://www.sec.gov.

Free Market Funds Approval of Investment Advisory Agreements

As required by the Investment Company Act of 1940, as amended (the “1940 Act”), the Board of Directors (the “Board”) of the Company, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of the investment advisory agreements between Matson Money and the Company (the “Investment Advisory Agreements”) on behalf of the Free Market U.S. Equity Fund, Free Market International Equity Fund and Free Market Fixed Income Fund (each a “Fund” and collectively the “Funds”), at a meeting of the Board held on May 15-16, 2019 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreements for an additional one-year term. The Board’s decision to approve the Investment Advisory Agreements reflects the exercise of its business judgment to continue the existing arrangement. In approving the Investment Advisory Agreements, the Board considered information provided by Matson Money with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Investment Advisory Agreements between the Company and Matson Money with respect to the Funds, the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of Matson Money’s services provided to the Funds; (ii) descriptions of the experience and qualifications of Matson Money’s personnel providing those services; (iii) Matson Money’s investment philosophies and processes; (iv) Matson Money’s assets under management and client descriptions; (v) Matson Money’s current advisory fee arrangements with the Company and other similarly managed clients; (vi) Matson Money’s compliance procedures; (vii) Matson Money’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Funds; (viii) the extent to which economies of scale are relevant to the Funds; (ix) a report prepared by Broadridge/Lipper comparing each Fund’s management fees and total expense ratio to those of its respective Lipper Group and comparing the performance of each Fund to the performance of its respective Lipper Group; and (x) a report comparing the performance of each Fund to the performance of its primary and composite benchmarks.

As part of their review, the Directors considered the nature, extent and quality of the services provided by Matson Money. The Directors concluded that Matson Money had substantial resources to provide services to the Funds and that Matson Money’s services had been acceptable.

The Directors also considered the investment performance of the Funds and Matson Money. Information on the Funds’ investment performance was provided for the since inception and for one, three- and five-year periods, and for the quarter ended March 31, 2019. The Directors considered the Funds’ investment performance in light of their investment objectives and investment strategies. The Directors concluded that the investment performance of each of the Funds as compared to their respective benchmarks and Lipper Groups was acceptable.

30

FREE MARKET FUNDS

Other Information (Concluded)

(Unaudited)

In reaching this conclusion, the Directors observed that the Free Market U.S. Equity Fund had underperformed its benchmark for the year-to-date and one-, three-, five-, and since inception periods ended March 31, 2019. The Directors also noted that the Free Market U.S. Equity Fund ranked in the 3rd quintile in its Performance Universe and Performance Group for the three-year period ended December 31, 2018.

The Directors noted the Free Market International Equity Fund had outperformed its benchmark for the since-inception period ended March 31, 2019. The Directors also noted that the Free Market International Equity Fund ranked in the 1st quintile in its Performance Universe for the four- and five-year periods ended December 31, 2018 and in the 3rd and 4th quintile in its Performance Group for the same periods ended December 31, 2018.

The Directors noted the Free Market Fixed Income Fund had outperformed its benchmark for the year-to-date and one-year periods ended March 31, 2019. The Directors also noted that the Free Market Fixed Income Fund ranked in the 1st quintile in its Performance Universe for the one-year period ended December 31, 2018, and in the 2nd quintile in its Performance Group for the one-year period ended December 31, 2018.

The Board also considered the advisory fee rates payable by the Funds under the Investment Advisory Agreements. In this regard, information on the fees paid by the Funds and the Funds’ total operating expense ratios (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that the contractual advisor fee of the Free Market International Equity Fund ranked in the 1st quintile of its Lipper Expense Group, and the contractual advisor fee of each of the Free Market U.S. Equity Fund and Free Market Fixed Income Fund ranked in the 2nd quintile of each Fund’s respective Lipper Expense Group. In addition, the Directors took note that Matson Money had voluntarily agreed to waive its advisory fee and reimburse expenses in order to limit total annual Fund operating expenses to 1.13%, 1.35% and 1.00% of the average daily net assets of the Free Market U.S. Equity Fund, Free Market International Equity Fund and Free Market Fixed Income Fund, respectively.

After reviewing the information regarding the Funds’ costs, profitability and economies of scale, and after considering Matson Money’s services, the Directors concluded that the investment advisory fees paid by the Funds were fair and reasonable and that the Investment Advisory Agreements should be approved and continued for an additional one year period ending August 16, 2020.

31

FREE MARKET FUNDS

COMPANY MANAGEMENT

(UNAUDITED)

Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling 866-780-0357, ext. 3863.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 86	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	33	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 615 East Michigan Street Milwaukee, WI 53202 Age: 80	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since 2004, Director of Cornerstone Bank.	33	None
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 52	Director	2012 to present	Since 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	33

Emtec, Inc.; FS Investment Corporation (business development company) (until December 2018); FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios)(registered investment company).

Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 76	Director	2006 to present	Since 1997, Consultant, financial services organizations.	33

IntriCon Corporation (biomedical device manufacturer); Kalmar Pooled Investment Trust (registered investment company) (until September 2017); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance).

32

FREE MARKET FUNDS

COMPANY MANAGEMENT (CONTINUED)

(UNAUDITED)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 71	Chairman Director	2005 to present 1991 to present	From 2006-2016, Co-Founder and Chief Executive Officer, Lifebooker, LLC (online beauty and health appointment booking service).	33	Independent Trustee of EIP Investment Trust (registered investment company).
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 59	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm); from 1983-2014, Chief Executive Officer and various positions, Pershing LLC (broker dealer, clearing and custody firm).	33

WisdomTree Investments, Inc. (asset management company) (until March 2019); Fidelity National Information Services, Inc. (financial services technology company); Ameriprise Financial, Inc. (financial services company).

Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 78	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	33	Reich and Tang Group (asset management) (until 2015).
INTERESTED DIRECTOR[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 81	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	33	None
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 56	President Chief Compliance Officer	2009 to present 2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company).	N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 58	Treasurer and Secretary	2016 to present

Since 2016, Treasurer and Secretary of The RBB Fund, Inc.; from 2005 to 2016, Assistant Treasurer of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).

				N/A	N/A

33

FREE MARKET FUNDS

COMPANY MANAGEMENT (CONTINUED)

(UNAUDITED)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
OFFICERS
Robert Amweg Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 66	Assistant Treasurer	2016 to present

Since 2013, Compliance Director, Vigilant Compliance, LLC (investment management services company); since 2012, Consultant to the financial services industry; from 2007 to 2012, Chief Financial Officer and Chief Accounting Officer, Turner Investments, LP (registered investment company).

				N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 36	Assistant Treasurer	2018 to present	Since 2016, Assistant Vice President, U.S. Bancorp Fund Services, LLC (fund administrative services firm); from 2007 to 2016, Supervisor, Nuveen Investments (registered investment company).	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 48	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 60	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 40	Assistant Secretary	2017 to present	Partner, Drinker Biddle & Reath LLP (law firm) (2017-Present); Drinker Biddle & Reath LLP (2006-Present).	N/A	N/A

*	Each Director oversees 33 portfolios of the Company.

1.

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

34

FREE MARKET FUNDS

COMPANY MANAGEMENT (CONCLUDED)

(UNAUDITED)

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the past five years. Each Director possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Straniere has been a practicing attorney for over 30 years and also serves on the boards of an asset management company and another registered investment company. Mr. Brodsky has over 40 years of senior executive level management experience in the cable television and communications industry. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Carnall has decades of senior executive-level management experience in the banking and financial services industry and also serves on the boards of various corporations and a bank. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing and investment services industry and service on securities industry and investment company boards.

35

FREE MARKET FUNDS

PRIVACY NOTICE

(UNAUDITED)

FACTS	WHAT DO THE FREE MARKET FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Free Market Funds choose to share; and whether you can limit this sharing.

Reasons we can share your information	Do the Free Market Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (866) 780-0357 Ext. 3863 or go to www.MatsonMoney.com

36

FREE MARKET FUNDS

PRIVACY NOTICE (CONCLUDED)

(UNAUDITED)

What we do
How does the Free Market Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Free Market Funds collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes — information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Our affiliates include McGriff Video Productions and Matson Money, Inc.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● The Free Market Funds don’t share with nonaffiliates so they can market to you. The Funds may share information with nonaffiliates that perform marketing services on our behalf.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

● The Free Market Funds may share your information with other financial institutions with whom we have joint marketing arrangements who may suggest additional fund services or other investment products which may be of interest to you.

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Investment Adviser

Matson Money, Inc.
5955 Deerfield Blvd.
Mason, OH 45040

Administrator and Transfer Agent

U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

Principal Underwriter

Quasar Distributors, LLC
777 East Wisconsin Avenue, Floor 6
Milwaukee, WI 53202

Custodian

U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1800
2001 Market Street
Philadelphia, PA 19103-7042

Legal Counsel

Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

FMFI-AR19

MATSON MONEY U.S. EQUITY VI PORTFOLIO
MATSON MONEY INTERNATIONAL EQUITY VI PORTFOLIO
MATSON MONEY FIXED INCOME VI PORTFOLIO

of

The RBB Fund, Inc.

Annual Report

August 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Portfolios’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Portfolios electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-866-780-0357 ext. 3863.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Portfolios, you can call 1-866-780-0357 ext. 3863 to inform the Portfolios that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolios held in your account if you invest through your financial intermediary or all portfolios held with the portfolios complex if you invest directly with the Portfolios.

This report is submitted for the general information of the shareholders of the Portfolios. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Portfolios.

MATSON MONEY VI PORTFOLIOS

Annual Investment Adviser’s Report

August 31, 2019 (Unaudited)

Dear Shareholder,

The Matson Money VI Portfolios (the “Portfolios”) have continued to see new shareholders since their launch in February 2014 and assets remained above the $70 million mark. We would like to extend a warm and grateful thank you to all investors who have embraced our Free Market Portfolio Strategies.

Over the twelve months ended August 31, 2019, investors experienced a downturn in the equity markets. The Matson Money U.S. Equity VI Portfolio (FMVUX) returned -11.89%, while the Matson Money International Equity VI Portfolio (FMVIX) returned -11.62%. On the fixed income side, the Matson Money Fixed Income VI Portfolio (FMVFX) was up 4.98%.

FMVUX was buoyed by U.S. large company stocks, which led the way with a return of 2.92% as measured by the S&P 500® Index. However, micro-cap stocks contributed the most to the negative performance with a return of -20.75% as measured by the CRSP U.S. Micro Cap Index. Small cap companies also contributed to the negative performance with the Russell 2000® Index returning -12.89% for the twelve months ended August 31, 2019. International stocks over the twelve months ended August 31, 2019 saw negative performance in all areas. The MSCI EAFE Small Cap Index returned -9.16%, while international large cap companies, as represented by the MSCI EAFE Index, returned -3.26% for the same period. In addition, the performance of the Matson Money International VI Portfolio was also affected by the emerging markets allocation of the portfolio, which returned -4.36% over the twelve months ended August 31, 2019, as measured by the MSCI Emerging Markets Index. The bond markets had positive performance over the same period, with corporate holdings doing slightly better than government holdings. The FTSE World Government Bond 1-5 Years Currency Hedged U.S. Dollar Index posted a gain of 5.33% while the Bloomberg Barclays U.S. Government/Credit Intermediate Bond Index posted a gain of 8.12%.

Matson Money, Inc. (“Matson Money”) strives to deliver the performance of capital markets and add value through Free Market Investment strategies and Structured Market Portfolios. Grounded in the conviction that Free Markets work, Matson Money avoids the cost-generating activity of stock picking and market timing. Instead, we focus on the dimensions of capital markets that we believe reward investors as intelligently and effectively as possible. Our disciplined approach to life-long investing aims to provide both the individual investor and the financial professional with the academic foundation upon which to help achieve investment goals.

In the landmark study done by Eugene Fama and Kenneth French and published in “The Cross-Section of Expected Stock Returns”1 it is documented that, over the long term, investors could have received a premium for investing in small cap stocks and value stocks. These returns seem to be compensation for risk. In fixed income, risk as measured by volatility can be well described by bond maturity and credit quality. Matson Money’s vehicles deliberately seek to target specific risk and return tradeoffs. The Funds are broadly diversified and designed to work together in your total investment plan.

We invite you to contact your financial professional or explore our website, www.MatsonMoney.com, to learn more about the concepts and strategies of Matson Money’s investing.

We appreciate your support and confidence in our firm’s investment philosophy, process and people.

Matson Money, Inc.

1	Fama, E.F. and K. R. French. 1992. “The Cross-section of Expected Stock Returns”. The Journal of Finance. 47: 427–465.

1

MATSON MONEY VI PORTFOLIOS

Annual Investment Adviser’s Report (CONtinued)

August 31, 2019 (Unaudited)

The CRSP U.S. Micro Cap Index includes the smallest U.S. companies, with a target of including the bottom 2% of investable market capitalization.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Russell 2000® Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000® Index, as ranked by market capitalization.

The MSCI EAFE Small Cap Index is an equity index that captures small cap representation across Developed Markets countries around the world, excluding the U.S. and Canada. With 2,341 constituents, the index covers approximately 14% of the free float-adjusted market capitalization in each country.

MSCI EAFE Index is an equity index that captures large and mid cap representation across 21 developed markets countries around the world, excluding the U.S. and Canada. With 923 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The MSCI Emerging Markets Index captures large and mid-cap representation across 26 Emerging Markets (EM) countries. With 1,202 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The FTSE World Government Bond Index (WGBI) measures the performance of fixed-rate, local currency, investment grade sovereign bonds. The WGBI is a widely used benchmark that currently comprises sovereign debt from over 20 countries, denominated in a variety of currencies, and has more than 30 years of history available. The WGBI provides a broad benchmark for the global sovereign fixed income market. Sub-indices are available in any combination of currency, maturity, or rating, including the FTSE World Government Bond 1-5 Year Currency Hedged U.S. Dollar Index.

The Bloomberg Barclays US Government/Credit Bond Index is a broad-based flagship benchmark that measures the non-securitized component of the US Aggregate Index. It includes investment grade, US dollar-denominated, fixed-rate Treasuries, government-related and corporate securities.

One cannot invest directly in an index. Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investing in micro-cap or small cap companies involve additional risks such as limited liquidity and greater volatility than large companies. The Matson Money International Equity VI Portfolio invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. The Matson Money Fixed Income VI Portfolio’s investments in debt securities will typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. The Portfolios invest in mutual funds and ETFs. The performance of the Portfolios will depend on how successfully the investment adviser(s) to the underlying investment companies pursue their investment strategies.

Shares of the Funds are distributed by Quasar Distributors, LLC.

2

MATSON MONEY VI PORTFOLIOS

Annual Investment Adviser’s Report (Continued)

August 31, 2019 (Unaudited)

Matson Money U.S. Equity VI Portfolio

The twelve month period ended August 31, 2019, saw some periods of noticeable volatility in domestic equity markets. After logging strong returns in 2017, global equity markets delivered negative returns in U.S. dollar terms in 2018, with most downward movement coming at the end of 2018. Common news stories over the past twelve months have included reports on global economic growth, corporate earnings, record low unemployment in the U.S., the implementation of Brexit, U.S. trade wars with China and other countries, and a flattening U.S. Treasury yield curve. The performance of U.S. equities in 2019 have reversed course from the end of 2018 and have shown strong positive performance despite noticeable volatility.

For the twelve months ended August 31, 2019, the Matson Money U.S. Equity VI Portfolio provided a total return of -11.89% at net asset value. This compares with a return of -7.14% over the same period for the Portfolio’s benchmark, the Russell 2500® Index.

As a result of the Matson Money U.S. Equity VI Portfolio’s diversified investment approach, performance principally was determined by broad structural trends in equity markets, rather than the behavior of a limited number of stocks. Among the most important factors explaining differences in the behavior of diversified equity funds, like the Matson Money U.S. Equity VI Portfolio, are company size and company value/growth characteristics of the underlying fund holdings. Size is measured by market capitalization and “value” classification is a function of stock price relative to one or more fundamental characteristics.

U.S. large company stocks performed better than U.S. small company stocks. The Russell 2000® Index returned -12.89% while the S&P 500® Index was up 2.92% for the twelve-month period ended August 31, 2019. Furthermore, for the same time-period, the Russell 2000® Value Index returned -14.89% and the Russell 1000® Value Index returned 0.62%.

In summary, U.S. large cap stocks performed better than small cap stocks and U.S. growth stocks outperformed U.S. value stocks, which also contributed to returns of the Portfolio.

Today’s environment underscores that markets are highly unpredictable over the short term. In other words, anything can happen, so a balanced, diversified, long-term approach is favored.

The Russell 2500® Index consists of the smallest 2,500 companies in a group of 3,000 U.S. companies in the Russell 3000® Index, as ranked by market capitalization.

Russell 2000® Value Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000® Index, as ranked by market capitalization, with relatively low price-to-book ratios and lower forecasted growth values.

Russell 1000® Value Index consists of the largest 1,000 companies in a group of 3,000 U.S. companies in the Russell 3000® Index, as ranked by market capitalization, with relatively low price-to-book ratios and lower forecasted growth values.

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

3

MATSON MONEY VI PORTFOLIOS

Annual Investment Adviser’s Report (Continued)

August 31, 2019 (Unaudited)

Matson Money International Equity VI Portfolio

The global markets experienced a roller coaster ride during the twelve-month period ended August 31, 2019. 2018 ended with international equity markets faring better then U.S. markets and outpacing the performance of the U.S. markets. However, with the continued talk of trade wars, international stocks have underperformed U.S. equities so far in 2019.

For the twelve months ended August 31, 2019, the Matson Money International Equity VI Portfolio was down -11.62%. This compares with a return of -2.90% over the same period for the Fund’s benchmark, the MSCI World (ex USA) Index, which captures large and mid-cap representation across 22 of 23 Developed Markets (DM) countries excluding the United States.

As a result of the Matson Money International Equity VI Portfolio’s diversified investment approach, performance principally was determined by broad structural trends in global equity markets, rather than the behavior of a limited number of stocks. Among the most important factors explaining differences in the behavior of diversified international equity funds, like the Matson Money International Equity VI Portfolio, are company size and company value/growth characteristics of the underlying fund holdings and broad exposure to emerging markets equities.

International large company stocks fared better than international small company stocks. The MSCI EAFE Small Cap Index returned -9.16% for the twelve-months ended August 31, 2019, while the MSCI EAFE Index returned -3.26% for the same period. Furthermore, for the same time period, the MSCI EAFE Value Index declined by -7.42% while the MSCI EAFE Small Cap Value Index was down -9.39% and the MSCI Emerging Markets Index was down -4.36%.

In summary, factors that contributed to the Portfolio’s underperformance compared to its benchmark can largely be explained by its tilt toward small cap and value stocks.

Today’s environment underscores that markets are highly unpredictable over the short term. In other words, anything can happen, so a balanced, diversified, long-term approach is favored.

MSCI EAFE Small Cap Value Index is captures small cap securities exhibiting overall value style characteristics across Developed Markets countries* around the world, excluding the U.S. and Canada.

MSCI EAFE Value Index is captures large and mid-cap securities exhibiting overall value style characteristics across Developed Markets countries* around the world, excluding the U.S. and Canada. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

*	Developed Markets countries include: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK.

The MSCI World ex USA Index captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries*--excluding the United States. With 1,013 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

4

MATSON MONEY VI PORTFOLIOS

Annual Investment Adviser’s Report (Concluded)

August 31, 2019 (Unaudited)

Matson Money Fixed Income VI Portfolio

The U.S. economy grew modestly during the twelve months ended August 31, 2019. Total unemployment continued to remain low and many economists consider it at or near full employment. Monetary policy remains accommodative. The Federal Open Market Committee (or the “Fed”) reversed course in 2019 after more than three years of gradual interest rate hikes, announcing America’s first rate cut since 2008. The Fed cited lackluster inflation and “the implications of global developments.” While rates remain low, this continues to keep the return of fixed income low relative to historic norms on both domestic and foreign issues. The broad proxy for the U.S. bond market, the Barclays Capital U.S. Aggregate Bond Index gained 10.17%, while the Barclays Global Aggregate Bond Index (hedged) returned 10.74% for the twelve-month period ended August 31, 2019. As a result of the decrease in interest rates, short-term bonds were outperformed by ones with a longer maturity. The Bloomberg Barclays U.S. Government/Credit 1-3 Years Index returned 4.62% while long-term government bonds, which is defined as U.S. government issued debt with 10+ year maturity, lost 33.28%.

The Matson Money Fixed Income VI Portfolio focuses on mutual funds that invest in global high quality and shorter-term government and corporate fixed income assets. For the twelve-months ended August 31, 2019, the Fund returned 4.98%. This compares with a return of 5.33% over the same period for the fund’s benchmark, the FTSE World Government Bond 1-5 Year Currency Hedged U.S. Dollar Index.

The Matson Money Fixed Income VI Portfolio performed as expected, and slightly underperformed its benchmark for the period. A contributing factor to the performance of the Portfolio compared to its benchmark was the Portfolio’s slightly lower exposure to certain global markets and exposure to shorter term maturities.

Bloomberg Barclays US Aggregate Bond Index a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.

Bloomberg Barclays Global Aggregate Bond Index a flagship measure of global investment grade debt from twenty-four local currency markets.

5

MATSON MONEY VI PORTFOLIOS

Performance Data

August 31, 2019 (Unaudited)

Matson Money U.S. Equity VI Portfolio

Comparison of Change in Value of $10,000 Investment in
Matson Money U.S. Equity VI Portfolio vs. Russell 2500® Index and Composite Index

The chart assumes a hypothetical $10,000 minimum initial investment in the Portfolio made on February 18, 2014 (commencement of operations) and reflects Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the Russell 2500® Index and Composite Index are unmanaged, do not incur sales charges and/or expenses and are not available for investment.

Average Annual Total Returns for the Periods Ended August 31, 2019
	1 YEAR	3 YEARS	5 YEARS	SINCE INCEPTION
Matson Money U.S. Equity VI Portfolio	-11.89%	6.12%	4.53%	5.39%(1)
Russell 2500® Index	-7.14%	9.04%	7.06%	6.96%(3)
Composite Index(2)	-6.39%	8.51%	6.99%	7.22%(3)

(1)	The Portfolio commenced operations on February 18, 2014.
(2)	The Composite Index is comprised of the S&P 500® Index, Russell 1000® Value Index, Russell 2000® Index and Russell 2000® Value Index, each weighted 25%, 25%, 25% and 25%, respectively.
(3)

Index information is not available as of the date of the inception of the Portfolio. The average annual returns for the Russell 2500® Index and the Composite Index are presented as of March 1, 2014. If the Portfolio had commenced operations on March 1, 2014, its average annual return since inception would have been 5.11%.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. For performance data current to the most recent month-end, please call 1-866-780-0357 ext. 3863. The Portfolio’s annual operating expense ratio, as stated in the current prospectus is 1.03% (included in the ratio is 0.30% attributable to acquired fund fees and expenses).

The Portfolio’s aggregate total return since inception is based on an increase in net asset value from $25.00 per share on February 18, 2014 (commencement of operations) to $27.08 per share on August 31, 2019.

Portfolio composition is subject to change.

The Matson Money U.S. Equity VI Portfolio’s underlying funds invest in small-cap and micro-cap stocks, large-cap stocks and other equity securities. In addition to the ordinary risks of equity investing, small companies entail special risk. Small companies tend to have more risk than large companies. An investor in the Portfolio will incur the expenses of the underlying funds in addition to the Portfolio’s expenses. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Portfolio.

6

MATSON MONEY VI PORTFOLIOS

Performance Data (Continued)

August 31, 2019 (Unaudited)

Matson Money International Equity VI Portfolio

Comparison of Change in Value of $10,000 Investment in
Matson Money International Equity VI Portfolio vs. MSCI World (excluding U.S.) Index and Composite Index

The chart assumes a hypothetical $10,000 minimum initial investment in the Portfolio made on February 18, 2014 (commencement of operations) and reflects Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the MSCI World (excluding U.S.) Index and Composite Index are unmanaged, do not incur sales charges and/or expenses and are not available for investment.

Average Annual Total Returns for the Periods Ended August 31, 2019
	1 YEAR	3 YEARS	5 YEARS	SINCE INCEPTION
Matson Money International Equity VI Portfolio	-11.62%	2.90%	-0.31%	0.31%(1)
MSCI World (excluding U.S.) Index	-2.90%	5.93%	1.64%	1.92%(3)
Composite Index(2)	-6.29%	5.59%	1.81%	2.30%(3)

(1)	The Portfolio commenced operations on February 18, 2014.
(2)	The Composite Index is comprised of the MSCI EAFE Index, MSCI EAFE Value Index, MSCI EAFE Small Company Index, and MSCI Emerging Markets Index, each weighted 25%, 25%, 25% and 25%, respectively.
(3)

Index information is not available as of the date of the inception of the Portfolio. The average annual returns for the MSCI World (excluding U.S.) Index and the Composite Index are presented as of March 1, 2014. If the Portfolio had commenced operations on March 1, 2014, its average annual return since inception would have been 0.03%.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. For performance data current to the most recent month-end, please call 1-866-780-0357 ext. 3863. The Portfolio’s annual operating expense ratio, as stated in the current prospectus is 1.27% (included in the ratio is 0.48% attributable to acquired fund fees and expenses).

The Portfolio’s aggregate total return since inception is based on an increase in net asset value from $25.00 per share on February 18, 2014 (commencement of operations) to $22.27 per share on August 31, 2019.

Portfolio composition is subject to change.

The Matson Money International Equity VI Portfolio’s underlying funds invest in common stock, preferred stock, securities convertible into stocks and other equity securities issued by foreign companies. In addition to the ordinary risks of equity investing, foreign and small companies entail special risk. The return on foreign equities may be adversely affected by currency fluctuations. Emerging markets may be subject to social instability and lack of market liquidity. Small companies tend to have more risk than large companies. An investor in the Portfolio will incur the expenses of the underlying funds in addition to the Portfolio’s expenses. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Portfolio.

7

MATSON MONEY VI PORTFOLIOS

Performance Data (Concluded)

August 31, 2019 (Unaudited)

Matson Money Fixed Income VI Portfolio

Comparison of Change in Value of $10,000 Investment in
Matson Money Fixed Income VI Portfolio vs. FTSE World Government Bond Index 1-5 Years and Composite Index

The chart assumes a hypothetical $10,000 minimum initial investment in the Portfolio made on February 18, 2014 (commencement of operations) and reflects Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the FTSE World Government Bond Index 1-5 years and Composite Index are unmanaged, do not incur sales charges and/or expenses and are not available for investment.

Average Annual Total Returns for the Periods Ended August 31, 2019
	1 YEAR	3 YEARS	5 YEARS	SINCE INCEPTION
Matson Money Fixed Income VI Portfolio	4.98%	1.53%	1.23%	1.17%(1)
FTSE World Government Bond Index 1-5 Years	5.33%	2.24%	1.99%	1.97%(3)
Composite Index(2)	6.50%	2.20%	2.13%	2.13%(3)

(1)	The Portfolio commenced operations on February 18, 2014.
(2)

The Composite Index is comprised of the Three-Month Treasury Bill Index, Bloomberg Barclays Capital Intermediate Government Bond Index, ICE BofA Merrill Lynch 1-3 Year US Government/Corporate Index and Bloomberg Barclays U.S. Aggregate Bond Index, each weighted 25%, 25%, 25% and 25%, respectively.

(3)

Index information is not available as of the date of the inception of the Portfolio. The average annual returns for the FTSE World Government Bond Index 1-5 Years (formerly known as the Citigroup World Govt. Bond 1-5 Year Currency Hedged U.S. Dollar Index), and the Composite Index are presented as of March 1, 2014. If the Portfolio had commenced operations on March 1, 2014, its average annual return since inception would have been 1.13%.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. For performance data current to the most recent month-end, please call 1-866-780-0357 ext. 3863. The Portfolio’s annual operating expense ratio, as stated in the current prospectus is 0.88% (included in the ratio is 0.17% attributable to acquired fund fees and expenses).

The Portfolio’s aggregate total return since inception is based on an increase in net asset value from $25.00 per share on February 18, 2014 (commencement of operations) to $25.38 per share on August 31, 2019.

Portfolio composition is subject to change.

The Matson Money Fixed Income VI Portfolio’s underlying funds invest in fixed income securities. The underlying funds may invest their assets in bonds and other debt securities issued by domestic and foreign governments and companies. Debt instruments involve the risk that their prices will fall when interest rates rise, and they are subject to the risk that the borrower may default. In addition, the return on foreign debt securities may be adversely affected by currency fluctuations. An investor in the Portfolio will incur expenses of the underlying funds in addition to the Portfolio’s expenses. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Portfolio.

8

MATSON MONEY VI PORTFOLIOS

Fund Expense ExampleS

August 31, 2019 (Unaudited)

As a shareholder of the Portfolio(s), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2019 through August 31, 2019, and held for the entire period.

ACTUAL EXPENSES

The first section of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES

The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Portfolio and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second section of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE MARCH 1, 2019	ENDING ACCOUNT VALUE AUGUST 31, 2019	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO	ACTUAL SIX- MONTH TOTAL INVESTMENT RETURN FOR THE PORTFOLIO
Actual
Matson Money U.S. Equity VI Portfolio	$ 1,000.00	$ 954.20	$ 3.94	0.80%	-4.58%
Matson Money International Equity VI Portfolio	1,000.00	942.80	4.51	0.92%	-5.72%
Matson Money Fixed Income VI Portfolio	1,000.00	1,034.70	3.95	0.77%	3.47%

9

MATSON MONEY VI PORTFOLIOS

Fund Expense ExampleS (CONCLUDED)

August 31, 2019 (Unaudited)

	BEGINNING ACCOUNT VALUE MARCH 1, 2019	ENDING ACCOUNT VALUE AUGUST 31, 2019	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO	ACTUAL SIX- MONTH TOTAL INVESTMENT RETURN FOR THE PORTFOLIO
Hypothetical (5% return before expenses)
Matson Money U.S. Equity VI Portfolio	$ 1,000.00	$ 1,021.17	$ 4.08	0.80%	N/A
Matson Money International Equity VI Portfolio	1,000.00	1,020.57	4.69	0.92%	N/A
Matson Money Fixed Income VI Portfolio	1,000.00	1,021.32	3.92	0.77%	N/A

*

Expenses are equal to each Portfolio’s annualized six-month expense ratio for the period March 1, 2019 to August 31, 2019, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one half year period. The annualized expense ratios do not reflect fees and expenses associated with the underlying funds. Fees and expenses presented for a Portfolio do not reflect any fees and expenses imposed on shares of the Portfolio purchased through variable annuity contracts, variable life insurance policies, and certain qualified pension and retirement plans, which would increase overall fees and expenses. If such fees and expenses had been included, the expenses would have been higher. Each Portfolio’s ending account value in the first section in the table is based on the actual six-month total investment return for each Portfolio for the period March 1, 2019 through August 31, 2019. The range of weighted expense ratios of the underlying funds held by the Portfolios, as stated in the underlying funds’ current prospectuses, were as follows:

PORTFOLIO	RANGE OF WEIGHTED EXPENSE RATIOS
Matson Money U.S. Equity VI Portfolio	0.01% - 0.08%
Matson Money International Equity VI Portfolio	0.01% - 0.19%
Matson Money Fixed Income VI Portfolio	0.00% - 0.04%

10

MATSON MONEY VI PORTFOLIOS

MATSON MONEY U.S. EQUITY VI PORTFOLIO

Portfolio of Investments

August 31, 2019

	NUMBER OF SHARES	VALUE
DOMESTIC EQUITY FUNDS — 99.3%
U.S. Large Cap Value Portfolio III (a)	271,025	$6,480,211
U.S. Large Company Portfolio (a)	152,712	3,457,393
U.S. Micro Cap Portfolio (b)	190,497	3,729,940
U.S. Small Cap Portfolio (b)	116,399	3,735,230
U.S. Small Cap Value Portfolio (b)	82,114	2,503,650
VA U.S. Large Value Portfolio (b)	40,293	1,005,312
VA U.S. Targeted Value Portfolio (b)	231,770	3,745,406
TOTAL DOMESTIC EQUITY FUNDS
(Cost $25,091,746)		24,657,142

SHORT-TERM INVESTMENTS — 0.9%
STIT-Government & Agency Portfolio, 2.02%*	228,677	228,677
TOTAL SHORT-TERM INVESTMENTS
(Cost $228,677)		228,677
TOTAL INVESTMENTS — 100.2%
(Cost $25,320,423)		24,885,819
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.2)%		(47,173)
NET ASSETS — 100.0%		$24,838,646

PORTFOLIO HOLDINGS SUMMARY TABLE
	% OF NET ASSETS	VALUE
Domestic Equity Funds	99.3%	$24,657,142
Short-Term Investments	0.9	228,677
Liabilities In Excess Of Other Assets	(0.2)	(47,173)
NET ASSETS	100.0%	$24,838,646

*	Seven-day yield as of August 31, 2019.
(a)	A portfolio of Dimensional Investment Group Inc.
(b)	A portfolio of DFA Investment Dimensions Group Inc.

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.
11

MATSON MONEY VI PORTFOLIOS

MATSON MONEY INTERNATIONAL EQUITY VI PORTFOLIO

Portfolio of Investments

August 31, 2019

	NUMBER OF SHARES	VALUE
INTERNATIONAL EQUITY FUNDS — 99.3%
DFA International Small Cap Value Portfolio (a)	296,060	$5,107,033
DFA International Value Portfolio III (b)	405,248	5,495,169
Emerging Markets Portfolio (a)	36,892	966,926
Emerging Markets Small Cap Portfolio (a)	46,625	893,803
Emerging Markets Value Portfolio, Class Institutional (a)	34,325	896,558
Large Cap International Portfolio (a)	34,149	734,549
VA International Small Portfolio (a)	273,893	3,092,254
VA International Value Portfolio (a)	81,990	916,647
TOTAL INTERNATIONAL EQUITY FUNDS
(Cost $19,726,007)		18,102,939

SHORT-TERM INVESTMENTS — 0.9%
STIT-Government & Agency Portfolio 2.02%*	167,465	167,465
TOTAL SHORT-TERM INVESTMENTS
(Cost $167,465)		167,465
TOTAL INVESTMENTS — 100.2%
(Cost $19,893,472)		18,270,404
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.2)%		(42,040)
NET ASSETS — 100.0%		$18,228,364

PORTFOLIO HOLDINGS SUMMARY TABLE
	% OF NET ASSETS	VALUE
International Equity Funds	99.3%	$18,102,939
Short-Term Investments	0.9	167,465
Liabilities In Excess Of Other Assets	(0.2)	(42,040)
NET ASSETS	100.0%	$18,228,364

*	Seven-day yield as of August 31, 2019.
(a)	A portfolio of DFA Investment Dimensions Group Inc.
(b)	A portfolio of Dimensional Investment Group Inc.

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.
12

MATSON MONEY VI PORTFOLIOS

MATSON MONEY FIXED INCOME VI PORTFOLIO

Portfolio of Investments

August 31, 2019

	NUMBER OF SHARES	VALUE
FIXED INCOME FUNDS — 98.8%
DFA Five-Year Global Fixed Income Portfolio (a)	270,167	$2,966,435
DFA Inflation-Protected Securities Portfolio (a)	120,231	1,474,031
DFA Intermediate Government Fixed Income Portfolio (a)	134,649	1,771,977
DFA One-Year Fixed Income Portfolio (a)	330,095	3,403,284
DFA Short-Term Government Portfolio (a)	111,968	1,185,737
DFA Two-Year Global Fixed Income Portfolio (a)	443,569	4,440,128
iShares Intermediate-Term Corporate Bond ETF	30,823	1,796,673
iShares Short-Term Corporate Bond ETF	132,622	7,132,411
VA Global Bond Portfolio (a)	414,099	4,447,418
VA Short-Term Fixed Portfolio (a)	56,985	590,933
TOTAL FIXED INCOME FUNDS
(Cost $28,748,577)		29,209,027

SHORT-TERM INVESTMENTS — 1.3%
STIT-Government & Agency Portfolio, 2.02%*	380,728	380,728
TOTAL SHORT-TERM INVESTMENTS
(Cost $380,728)		380,728
TOTAL INVESTMENTS — 100.1%
(Cost $29,129,305)		29,589,755
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.1)%		(43,478)
NET ASSETS — 100.0%		$29,546,277

PORTFOLIO HOLDINGS SUMMARY TABLE
	% OF NET ASSETS	VALUE
Fixed Income Funds	98.8%	$29,209,027
Short-Term Investments	1.3	380,728
Liabilities In Excess Of Other Assets	(0.1)	(43,478)
NET ASSETS	100.0%	$29,546,277

*	Seven-day yield as of August 31, 2019.
(a)	A portfolio of DFA Investment Dimensions Group Inc.

ETF Exchange-Traded Fund

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.
13

MATSON MONEY VI PORTFOLIOS

Statements of Assets and Liabilities

August 31, 2019

	MATSON MONEY U.S. EQUITY VI PORTFOLIO	MATSON MONEY INTERNATIONAL EQUITY VI PORTFOLIO	MATSON MONEY FIXED INCOME VI PORTFOLIO
ASSETS
Investments in non-affiliated funds, at value (cost $25,091,746, $19,726,007 and $28,748,577 respectively)	$24,657,142	$18,102,939	$29,209,027
Short-term investments, at value (cost $228,677, $167,465 and $380,728 respectively)	228,677	167,465	380,728
Receivables for:
Capital shares sold	1,193	1,044	309
Dividends receivable	410	296	6,739
Prepaid expenses and other assets	683	594	1,328
Total assets	24,888,105	18,272,338	29,598,131

LIABILITIES
Payables for:
Advisory fees	10,570	7,710	12,554
Capital shares redeemed	3,543	2,081	4,170
Administration and accounting fees	1,869	3,076	1,747
Transfer agent fees	1,550	211	280
Other accrued expenses and liabilities	31,927	30,896	33,103
Total liabilities	49,459	43,974	51,854
Net assets	$24,838,646	$18,228,364	$29,546,277

NET ASSETS CONSIST OF:
Par Value	$917	$818	$1,164
Paid-in capital	24,066,776	19,666,184	29,082,996
Total distributable earnings/(loss)	770,953	(1,438,638)	462,117
Net assets	$24,838,646	$18,228,364	$29,546,277

CAPITAL SHARES:
Net assets	$24,838,646	$18,228,364	$29,546,277
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	917,164	818,418	1,164,367
Net asset value, offering and redemption price per share	$27.08	$22.27	$25.38

The accompanying notes are an integral part of the financial statements.
14

MATSON MONEY VI PORTFOLIOS

Statements of Operations

For the Year ended August 31, 2019

	MATSON MONEY U.S. EQUITY VI PORTFOLIO	MATSON MONEY INTERNATIONAL EQUITY VI PORTFOLIO	MATSON MONEY FIXED INCOME VI PORTFOLIO
INVESTMENT INCOME
Dividends from non-affiliated funds	$357,652	$475,628	$913,677
Total investment income	357,652	475,628	913,677

EXPENSES:
Advisory fees (Note 2)	120,925	88,520	145,871
Audit and tax services fees	28,767	29,587	30,844
Administration and accounting fees (Note 2)	20,307	19,546	21,464
Custodian fees (Note 2)	5,326	5,975	7,928
Printing and shareholder reporting fees	2,533	2,211	508
Legal fees	1,231	1,017	1,415
Director fees	1,190	952	1,570
Transfer agent fees (Note 2)	1,098	1,435	1,847
Officer fees	943	654	1,099
Other expenses	1,697	2,773	2,593
Total expenses	184,017	152,670	215,139
Net investment income/(loss)	173,635	322,958	698,538

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from:
Non-affiliated funds	474,120	(14,811)	(107,605)
Capital gain distributions from non-affiliated fund investments	1,009,348	434,297	—
Net change in unrealized appreciation/(depreciation) on:
Non-affiliated funds	(4,653,103)	(2,901,806)	806,827
Net realized and unrealized gain/(loss) on investments	(3,169,635)	(2,482,320)	699,222
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(2,996,000)	$(2,159,362)	$1,397,760

The accompanying notes are an integral part of the financial statements.
15

MATSON MONEY U.S. EQUITY VI PORTFOLIO

Statements of Changes in Net Assets

	FOR THE YEAR ENDED AUGUST 31, 2019	FOR THE YEAR ENDED AUGUST 31, 2018(1)
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$173,635	$133,464
Net realized gain/(loss) from investments	1,483,468	1,321,912
Net change in unrealized appreciation/(depreciation) on investments	(4,653,103)	2,620,038
Net increase/(decrease) in net assets resulting from operations	(2,996,000)	4,075,414

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Total distributable earnings	(1,492,480)	(1,117,121)
Net decrease in net assets from dividends and distributions to shareholders	(1,492,480)	(1,117,121)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	6,127,036	5,389,578
Reinvestment of distributions	1,492,480	1,117,121
Shares redeemed	(4,473,056)	(3,377,340)
Net increase/(decrease) in net assets from capital shares	3,146,460	3,129,359
Total increase/(decrease) in net assets	(1,342,020)	6,087,652

NET ASSETS:
Beginning of period	26,180,666	20,093,014
End of period	$24,838,646	$26,180,666

SHARES TRANSACTIONS:
Shares sold	217,464	173,254
Dividends and distributions reinvested	60,645	36,235
Shares redeemed	(151,435)	(108,191)
Net increase/(decrease) in shares outstanding	126,674	101,298

(1)

The following information was previously reported in the August 31, 2018 financial statements. See Note 6 for more details on the Securities and Exchange Commission’s (“SEC”) Final Rule on Disclosure Update and Simplification. Dividends and distributions to shareholders were $(231,177) of net investment income and $(885,944) of net realized capital gains during the year ended August 31, 2018, and undistributed/accumulated net investment income/(loss) as of August 31, 2018 was $2,903.

The accompanying notes are an integral part of the financial statements.
16

MATSON MONEY INTERNATIONAL EQUITY VI PORTFOLIO

Statements of Changes in Net Assets

	FOR THE YEAR ENDED AUGUST 31, 2019	FOR THE YEAR ENDED AUGUST 31, 2018(1)
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$322,958	$279,674
Net realized gain/(loss) from investments	419,486	326,547
Net change in unrealized appreciation/(depreciation) on investments	(2,901,806)	(522,361)
Net increase/(decrease) in net assets resulting from operations	(2,159,362)	83,860

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Total distributable earnings	(583,676)	(444,060)
Net decrease in net assets from dividends and distributions to shareholders	(583,676)	(444,060)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	5,202,703	4,595,893
Reinvestment of distributions	583,676	444,060
Shares redeemed	(2,765,350)	(1,748,286)
Net increase/(decrease) in net assets from capital shares	3,021,029	3,291,667
Total increase/(decrease) in net assets	277,991	2,931,467

NET ASSETS:
Beginning of period	17,950,373	15,018,906
End of period	$18,228,364	$17,950,373

SHARES TRANSACTIONS:
Shares sold	220,374	168,646
Dividends and distributions reinvested	27,364	16,147
Shares redeemed	(115,569)	(63,221)
Net increase/(decrease) in shares outstanding	132,169	121,572

(1)

The following information was previously reported in the August 31, 2018 financial statements. See Note 6 for more details on the SEC’s Final Rule on Disclosure Update and Simplification. Dividends and distributions to shareholders were $(308,131) of net investment income and $(135,929) of net realized capital gains during the year ended August 31, 2018, and undistributed/accumulated net investment income/(loss) as of August 31, 2018 was $24,686.

The accompanying notes are an integral part of the financial statements.
17

MATSON MONEY FIXED INCOME VI PORTFOLIO

Statements of Changes in Net Assets

	FOR THE YEAR ENDED AUGUST 31, 2019	FOR THE YEAR ENDED AUGUST 31, 2018(1)
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$698,538	$261,719
Net realized gain/(loss) from investments	(107,605)	2,110
Net change in unrealized appreciation/(depreciation) on investments	806,827	(387,918)
Net increase/(decrease) in net assets resulting from operations	1,397,760	(124,089)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Total distributable earnings	(655,301)	(276,025)
Net decrease in net assets from dividends and distributions to shareholders	(655,301)	(276,025)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	5,862,802	6,535,549
Reinvestment of distributions	655,301	276,025
Shares redeemed	(8,119,491)	(2,023,015)
Net increase/(decrease) in net assets from capital shares	(1,601,388)	4,788,559
Total increase/(decrease) in net assets	(858,929)	4,388,445

NET ASSETS:
Beginning of period	30,405,206	26,016,761
End of period	$29,546,277	$30,405,206

SHARES TRANSACTIONS:
Shares sold	236,411	264,067
Dividends and distributions reinvested	27,045	11,180
Shares redeemed	(328,248)	(81,618)
Net increase/(decrease) in shares outstanding	(64,792)	193,629

(1)

The following information was previously reported in the August 31, 2018 financial statements. See Note 6 for more details on the SEC’s Final Rule on Disclosure Update and Simplification. Dividends and distributions to shareholders were $(240,545) of net investment income and $(35,480) of net realized capital gains during the year ended August 31, 2018, and undistributed/accumulated net investment income/(loss) as of August 31, 2018 was $81,787.

The accompanying notes are an integral part of the financial statements.
18

MATSON MONEY VI PORTFOLIOS

MATSON MONEY U.S. EQUITY VI PORTFOLIO

Financial Highlights

Contained below is per share operating performance data for each share outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	FOR THE YEAR ENDED AUGUST 31, 2019	FOR THE YEAR ENDED AUGUST 31, 2018	FOR THE YEAR ENDED AUGUST 31, 2017	FOR THE YEAR ENDED AUGUST 31, 2016	FOR THE YEAR ENDED AUGUST 31, 2015
Per Share Operating Performance
Net asset value, beginning of period	$33.12	$29.15	$26.80	$25.65	$26.79
Net investment income/(loss)(1)	0.21	0.18	0.14	0.19	0.03
Net realized and unrealized gain/(loss) on investments	(4.34)	5.40	3.44	1.96	(1.07)
Net increase/(decrease) in net assets resulting from operations	(4.13)	5.58	3.58	2.15	(1.04)
Dividends and distributions to shareholders from:
Net investment income	(0.27)	(0.33)	(0.21)	(0.15)	(0.10)
Net realized capital gains	(1.64)	(1.28)	(1.02)	(0.85)	—
Total dividends and distributions to shareholders	(1.91)	(1.61)	(1.23)	(1.00)	(0.10)
Net asset value, end of period	$27.08	$33.12	$29.15	$26.80	$25.65
Total investment return/(loss)(2)	(11.89)%	19.56%	13.42%	8.68%	(3.92)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$24,839	$26,181	$20,093	$17,491	$13,598
Ratio of expenses to average net assets with waivers, if any(3)	0.76%	0.73%	0.81%	0.93%	1.13%
Ratio of expenses to average net assets without waivers, if any(3)	0.76%	0.73%	0.81%	0.93%	1.44%
Ratio of net investment income/(loss) to average net assets with waivers(3)	0.72%	0.58%	0.49%	0.74%	0.12%
Portfolio turnover rate	17%	12%	21%	7%	14%

(1)	The selected per share data is calculated using the average shares outstanding method for the period.
(2)

Total investment return/(loss) is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(3)	The Portfolio also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

The accompanying notes are an integral part of the financial statements.
19

MATSON MONEY VI PORTFOLIOS

MATSON MONEY INTERNATIONAL EQUITY VI PORTFOLIO

Financial Highlights

Contained below is per share operating performance data for each share outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	FOR THE YEAR ENDED AUGUST 31, 2019	FOR THE YEAR ENDED AUGUST 31, 2018	FOR THE YEAR ENDED AUGUST 31, 2017	FOR THE YEAR ENDED AUGUST 31, 2016	FOR THE YEAR ENDED AUGUST 31, 2015
Per Share Operating Performance
Net asset value, beginning of period	$26.16	$26.60	$22.54	$22.48	$25.82
Net investment income/(loss)(1)	0.43	0.47	0.29	0.44	0.22
Net realized and unrealized gain/(loss) on investments	(3.51)	(0.13)	4.51	0.10	(3.26)
Net increase/(decrease) in net assets resulting from operations	(3.08)	0.34	4.80	0.54	(3.04)
Dividends and distributions to shareholders from:
Net investment income	(0.39)	(0.54)	(0.44)	(0.24)	(0.30)
Net realized capital gains	(0.42)	(0.24)	(0.30)	(0.24)	— (2)
Total dividends and distributions to shareholders	(0.81)	(0.78)	(0.74)	(0.48)	(0.30)
Net asset value, end of period	$22.27	$26.16	$26.60	$22.54	$22.48
Total investment return/(loss)(3)	(11.62)%	1.13%	21.90%	2.47%	(11.77)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$18,228	$17,950	$15,019	$12,567	$9,641
Ratio of expenses to average net assets with waivers, if any(4)	0.86%	0.79%	0.88%	1.02%	1.35%
Ratio of expenses to average net assets without waivers, if any(4)	0.86%	0.79%	0.88%	1.02%	1.67%
Ratio of net investment income/(loss) to average net assets with waivers(4)	1.82%	1.70%	1.22%	2.03%	0.91%
Portfolio turnover rate	13%	8%	21%	5%	15%

(1)	The selected per share data is calculated using the average shares outstanding method for the period.
(2)	Amount less than $(0.005) per share.
(3)

Total investment return/(loss) is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)	The Portfolio also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

The accompanying notes are an integral part of the financial statements.
20

MATSON MONEY VI PORTFOLIOS

MATSON MONEY FIXED INCOME VI PORTFOLIO

Financial Highlights

Contained below is per share operating performance data for each share outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	FOR THE YEAR ENDED AUGUST 31, 2019	FOR THE YEAR ENDED AUGUST 31, 2018	FOR THE YEAR ENDED AUGUST 31, 2017	FOR THE YEAR ENDED AUGUST 31, 2016	FOR THE YEAR ENDED AUGUST 31, 2015
Per Share Operating Performance
Net asset value, beginning of period	$24.74	$25.12	$25.31	$24.93	$25.08
Net investment income/(loss)(1)	0.59	0.23	0.18	0.05	0.03
Net realized and unrealized gain/(loss) on investments	0.61	(0.36)	(0.13)	0.36	(0.04)
Net increase/(decrease) in net assets resulting from operations	1.20	(0.13)	0.05	0.41	(0.01)
Dividends and distributions to shareholders from:
Net investment income	(0.56)	(0.22)	(0.12)	—	(0.14)
Net realized capital gains	— (2)	(0.03)	(0.12)	(0.03)	—
Total dividends and distributions to shareholders	(0.56)	(0.25)	(0.24)	(0.03)	(0.14)
Net asset value, end of period	$25.38	$24.74	$25.12	$25.31	$24.93
Total investment return/(loss)(3)	4.98%	(0.50)%	0.19%	1.66%	(0.06)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$29,546	$30,405	$26,017	$21,927	$18,098
Ratio of expenses to average net assets with waivers, if any(4)	0.74%	0.71%	0.77%	0.85%	1.00%
Ratio of expenses to average net assets without waivers, if any(4)	0.74%	0.71%	0.77%	0.85%	1.37%
Ratio of net investment income/(loss) to average net assets with waivers(4)	2.39%	0.93%	0.70%	0.21%	0.10%
Portfolio turnover rate	19%	2%	11%	40%	11%

(1)	The selected per share data is calculated using the average shares outstanding method for the period.
(2)	Amount less than $(0.005) per share.
(3)

Total investment return/(loss) is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)	The Portfolio also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

The accompanying notes are an integral part of the financial statements.
21

MATSON MONEY VI PORTFOLIOS

Notes to Financial Statements

August 31, 2019

1.	Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has thirty-three separate investment portfolios, including the Matson Money U.S. Equity VI Portfolio, the Matson Money International Equity VI Portfolio and the Matson Money Fixed Income VI Portfolio (each a “Portfolio,” collectively the “Portfolios”). Each Portfolio operates as a “fund of funds” and commenced investment operations on February 18, 2014. Shares of the Portfolios are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

RBB has authorized capital of one hundred billion shares of common stock of which 87.423 billion shares are currently classified into one hundred and eighty-five classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

Matson Money U.S. Equity VI Portfolio and Matson Money International Equity VI Portfolio’s investment objective is to seek long-term capital appreciation. Matson Money Fixed Income VI Portfolio’s investment objective is to seek total return (consisting of current income and capital appreciation).

The Portfolios are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services - Investment Companies”.

The end of the reporting period for the Portfolios is August 31, 2019, and the period covered by these Notes to Financial Statements is the fiscal period ended August 31, 2019 (the “current fiscal period”).

INVESTMENT COMPANY SECURITIES — The Portfolios pursue their investment objectives by investing primarily in shares of registered, open-end investment companies and exchange-traded funds (“ETFs”) (collectively, “underlying funds”). When a Portfolio invests in underlying funds it will indirectly bear its proportionate share of any fees and expenses payable directly by the underlying fund. In connection with its investments in other investment companies, a Portfolio will incur higher expenses, many of which may be duplicative. Furthermore, because the Portfolios invest in shares of ETFs and underlying funds their performances are directly related to the ability of the ETFs and underlying funds to meet their respective investment objectives, as well as the allocation of each Portfolio’s assets among the ETFs and underlying funds. Accordingly, the Portfolios’ investment performance will be influenced by the investment strategies of and risks associated with the ETFs and underlying funds in direct proportion to the amount of assets the Portfolios allocate to the ETFs and underlying funds utilizing such strategies. As disclosed in the Portfolio of Investments, the Portfolios invest in a number of different underlying funds, including underlying funds that are portfolios of DFA Investment Dimensions Group Inc., and Dimensional Investment Group Inc. (collectively, “DFA Underlying Funds”). Information about DFA Underlying Funds’ risks may be found in such DFA Underlying Funds’ annual or semiannual report to shareholders, which can be found at us.dimensional.com. Additional information about derivatives related risks, if applicable, may also be found in each such DFA Underlying Fund’s annual or semiannual report to shareholders. The annual and semiannual reports to shareholders for the underlying funds may also be found by visiting the SEC’s website at http://www.sec.gov.

PORTFOLIO VALUATION — Investments in the underlying funds are valued at each Portfolio’s net asset value (“NAV”) determined as of the close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time). Investments in Exchange-Traded Funds (“ETFs”) are valued at their last reported sale price. As required, some securities and assets may be valued at fair value as determined in good faith by the Company’s Board of Directors (the “Board”). Direct investments in fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market.

22

MATSON MONEY VI PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2019

FAIR VALUE MEASUREMENTS — The inputs and valuation techniques used to measure the fair value of the Portfolios’ investments are summarized into three levels as described in the hierarchy below:

● Level 1 —	Prices are determined using quoted prices in active markets for identical securities.

● Level 2 —	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

● Level 3 —	Prices are determined using significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Portfolios’ investments carried at fair value:

MATSON MONEY U.S. EQUITY VI PORTFOLIO

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE*
Domestic Equity Funds	$24,657,142	$19,906,424	$—	$—	$4,750,718
Short-Term Investments	228,677	228,677	—	—	—
Total Investments**	$24,885,819	$20,135,101	$—	$—	$4,750,718

*

Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

**	Please refer to the Portfolio of Investments for further details.

MATSON MONEY INTERNATIONAL EQUITY VI PORTFOLIO

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE*
International Equity Funds	$18,102,939	$14,094,038	$—	$—	$4,008,901
Short-Term Investments	167,465	167,465	—	—	—
Total Investments**	$18,270,404	$14,261,503	$—	$—	$4,008,901

*

Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

**	Please refer to the Portfolio of Investments for further details.

23

MATSON MONEY VI PORTFOLIOS

Notes to Financial Statements (Continued)

August 31, 2019

MATSON MONEY FIXED INCOME VI PORTFOLIO

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE*
Fixed Income Funds	$29,209,027	$24,170,676	$—	$—	$5,038,351
Short-Term Investments	380,728	380,728	—	—	—
Total Investments**	$29,589,755	$24,551,404	$—	$—	$5,038,351

*

Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

**	Please refer to the Portfolio of Investments for further details.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Portfolios’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Portfolios may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires each Portfolio to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only when a Portfolio had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all Level 3 transfers are disclosed if a Portfolio had an amount of total Level 3 transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Portfolios had no Level 3 transfers.

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — The Portfolios record security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income (including amortization of premiums and accretion of discounts) is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Each Portfolio’s investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred on behalf of a specific class, fund or fund family of the Company are charged directly to the class, fund or fund family (in proportion to net assets). Expenses

24

MATSON MONEY VI PORTFOLIOS

Notes to Financial Statements (Continued)

August 31, 2019

incurred for all of the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Portfolios. In addition to the net annual operating expenses that the Portfolios bear directly, the shareholders indirectly bear the Portfolios’ pro-rata expenses of the underlying mutual funds in which each Portfolio invests.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders recorded on the ex-dividend date for each Portfolio. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is each Portfolio’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

CASH AND CASH EQUIVALENTS — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

OTHER — In the normal course of business, the Portfolios may enter into contracts that provide general indemnifications. Each Portfolio’s maximum exposure under these arrangements is dependent on claims that may be made against the Portfolios in the future, and, therefore, cannot be estimated; however, the Portfolios expect the risk of material loss for such claims to be remote.

For additional information about the DFA Underlying Funds’ valuation policies, refer to the DFA Underlying Funds’ most recent annual or semiannual report which can be found at us.dimensional.com.

2.	Investment Adviser and Other Services

Matson Money, Inc. (“Matson Money” or the “Adviser”), serves as the investment adviser to each Portfolio. Each Portfolio compensates the Adviser for its services at an annual rate based on each Portfolio’s average daily net assets (the “Advisory Fee”), payable on a monthly basis in arrears, as shown in the following table.

AVERAGE DAILY NET ASSETS	ADVISORY FEE
For the first $1 billion	0.50%
Over $1 billion to $5 billion	0.49
Over $5 billion	0.47

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent that total annual Portfolio operating expenses (excluding certain items discussed below) exceed the rates (“Expense Caps”) shown in the following table of each Portfolio’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and certain of these expenses could cause total annual Portfolio operating expenses to exceed the Expense Caps: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. The Adviser may not recoup waived management fees or reimbursed expenses. This contractual limitation is in effect until December 31, 2020 and may not be terminated without the approval of the Board. The Adviser may discontinue these arrangements at any time after December 31, 2020.

PORTFOLIO	EXPENSE CAPS
Matson Money U.S. Equity VI Portfolio	1.13%
Matson Money International Equity VI Portfolio	1.35
Matson Money Fixed Income VI Portfolio	1.00

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MATSON MONEY VI PORTFOLIOS

Notes to Financial Statements (Continued)

August 31, 2019

During the current fiscal period, investment advisory fees accrued were as follows:

PORTFOLIO	ADVISORY FEES
Matson Money U.S. Equity VI Portfolio	$120,925
Matson Money International Equity VI Portfolio	88,520
Matson Money Fixed Income VI Portfolio	145,871

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services serves as administrator for the Portfolios. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Portfolios’ transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Portfolios. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Quasar Distributors, LLC serves as the principal underwriter and distributor of the Portfolios’ shares pursuant to a Distribution Agreement with RBB.

For compensation amounts paid to Fund Services and the Custodian, please refer to the Statements of Operations.

3.	Director and Officer Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. Employees of Vigilant Compliance, LLC serve as President, Chief Compliance Officer and Assistant Treasurer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. An employee of RBB serves as Treasurer and Secretary and is compensated for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Portfolios or the Company. For Director and Officer compensation amounts, please refer to the Statement of Operations.

4.	Purchases and Sales of Investment Securities

During the current fiscal period, aggregate purchases and sales of investment securities (excluding short-term investments) of the Portfolios were as follows:

	PURCHASES	SALES
Matson Money U.S. Equity VI Portfolio	$6,924,508	$4,089,304
Matson Money International Equity VI Portfolio	5,423,882	2,221,809
Matson Money Fixed Income VI Portfolio	5,410,636	7,027,643

There were no purchases or sales of long-term U.S. Government securities during the current fiscal period.

5.	Federal Income Tax Information

The Portfolios have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Portfolios to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Portfolios

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MATSON MONEY VI PORTFOLIOS

Notes to Financial Statements (CONTINUED)

August 31, 2019

have determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Portfolios are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2019, the federal tax cost and aggregate gross unrealized appreciation and depreciation of investments held by each Portfolio were as follows:

	FEDERAL TAX COST	UNREALIZED APPRECIATION	UNREALIZED (DEPRECIATION)	NET UNREALIZED APPRECIATION/ (DEPRECIATION)
Matson Money U.S. Equity VI Portfolio	$25,412,032	$1,124,735	$(1,650,948)	$(526,213)
Matson Money International Equity VI Portfolio	20,248,576	247,045	(2,225,217)	(1,978,172)
Matson Money Fixed Income VI Portfolio	29,221,031	503,412	(134,688)	368,724

Distributions to shareholders from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

Permanent differences as of August 31, 2019, primarily attributable to reclassifications of short-term capital gains distributions, were reclassified among the following accounts:

	Distributable Earning/(Loss)	Paid-In capital
Matson Money U.S. Equity VI Portfolio	$—	$—
Matson Money International Equity VI Portfolio	—	—
Matson Money Fixed Income VI Portfolio	—	—

As of August 31, 2019, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carry Forward	Net Unrealized Appreciation/ (Depreciation)
Matson Money U.S. Equity VI Portfolio	$23,345	$1,273,821	$—	$(526,213)
Matson Money International Equity VI Portfolio	76,860	462,674	—	(1,978,172)
Matson Money Fixed Income VI Portfolio	130,403	—	(37,010)	368,724

The differences between the book and tax basis components of distributable earnings relate primarily to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains, if applicable, are reported as ordinary income for federal income tax purposes.

The Portfolios are permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses. As of August 31, 2019, the Matson Money Fixed Income VI Portfolio had $37,010 in capital loss carryforwards.

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MATSON MONEY VI PORTFOLIOS

Notes to Financial Statements (concluded)

August 31, 2019

The tax character of distributions paid during the fiscal years ended August 31, 2019 and August 31, 2018 were as follows:

		ORDINARY INCOME	LONG-TERM GAINS	TOTAL
Matson Money U.S. Equity VI Portfolio	2019	$212,548	$1,279,932	$1,492,480
	2018	231,177	885,944	1,117,121
Matson Money International Equity VI Portfolio	2019	279,032	304,644	583,676
	2018	308,131	135,929	444,060
Matson Money Fixed Income VI Portfolio	2019	649,922	5,379	655,301
	2018	240,545	35,480	276,025

Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

6.	New Accounting Pronouncements AND REGULATORY UPDATES

In August 2018, FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all affected entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An affected entity is permitted to adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of additional disclosures, which are required for public companies only, until their effective date. Management evaluated the impact of these changes on the Portfolios’ financial statements and has elected to early adopt the removed and modified disclosures effective February 28, 2019. The impact of adoption was limited to changes in the financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy. Management is still evaluating the impact of the additional disclosure requirements.

In August 2018, the SEC released its Final Rule on Disclosure Update and Simplification, which amends certain disclosure requirements effective for filings subsequent to November 5, 2018. As of February 28, 2019, management has adopted this amendment. The amendment requires presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities. The amendment also requires presentation of the total distributions, rather than the components thereof, on the Statements of Changes in Net Assets and removes the requirement for disclosure of accumulated net investment income/(loss) on a book basis. These changes generally simplify the disclosure of information without significantly altering the information provided to investors.

7.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Portfolios through the date the financial statements were issued and has determined that there were no significant events requiring recognition or disclosure in the financial statements.

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MATSON MONEY VI PORTFOLIOS

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The RBB Fund, Inc. and Shareholders of Matson Money U.S. Equity VI Portfolio, Matson Money International Equity VI Portfolio, and Matson Money Fixed Income VI Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Matson Money U.S. Equity VI Portfolio, Matson Money International Equity VI Portfolio, and Matson Money Fixed Income VI Portfolio (the “Funds”), three separately managed portfolios of The RBB Fund, Inc., as of August 31, 2019, the related statements of operations for the year ended August 31, 2019, the statements of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2019 and each of the financial highlights for each of the five years in the period ended August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian, investment adviser of the underlying funds and transfer agent. We believe that our audits provide a reasonable basis for our opinions.

Philadelphia, Pennsylvania
October 25, 2019

We have served as the auditor of one or more Matson Money, Inc. investment companies since 2008.

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MATSON MONEY VI PORTFOLIOS

Shareholder Tax Information

(Unaudited)

The tax character of dividends and distributions paid during the fiscal year ended August 31, 2019 were as follows:

	Ordinary Income	Long-Term Gains	Total
Matson Money U.S. Equity VI Portfolio	$212,548	$1,279,932	$1,492,480
Matson Money International Equity VI Portfolio	279,032	304,644	583,676
Matson Money Fixed Income VI Portfolio	649,922	5,379	655,301

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The percentage of total ordinary income dividends qualifying for the 15% dividend income tax rate is 100% for the Matson Money U.S. Equity VI Portfolio and 97.43% for the Matson Money International Equity VI Portfolio.

The percentage of total ordinary dividends qualifying for the corporate dividends received deduction is 100% for the Matson Money U.S. Equity VI Portfolio.

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is 53.55% for the Matson Money Fixed Income VI Portfolio.

Because each Portfolio’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2019. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2020.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Portfolios, if any. The Matson Money International Equity VI Portfolio passed through foreign tax credits of $40,212 and earned $449,040 of gross foreign source income during the fiscal year.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Portfolios.

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MATSON MONEY VI PORTFOLIOS

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Portfolios voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling Matson Money VI Portfolios at (866) 780-0357, ext. 3863 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) as an exhibit to its reports on Form N-PORT. The Company’s Form N-PORT is available on the SEC website at http://www.sec.gov.

Matson Money VI Portfolios Approval of Investment Advisory Agreements

As required by the Investment Company Act of 1940, as amended (the “1940 Act”), the Board of Directors (the “Board”) of the Company, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of the investment advisory agreements between Matson Money and the Company (the “Investment Advisory Agreements”) on behalf of the Matson Money U.S. Equity VI Portfolio, Matson Money International Equity VI Portfolio and Matson Money Fixed Income VI Portfolio (each a “Portfolio” and collectively the “Portfolios”), at a meeting of the Board held on May 15-16, 2019 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreements for an additional one-year term. The Board’s decision to approve the Investment Advisory Agreements reflects the exercise of its business judgment to continue the existing arrangement. In approving the Investment Advisory Agreements, the Board considered information provided by Matson Money with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Investment Advisory Agreements between the Company and Matson Money with respect to the Portfolios, the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of Matson Money’s services provided to the Portfolios; (ii) descriptions of the experience and qualifications of Matson Money’s personnel providing those services; (iii) Matson Money’s investment philosophies and processes; (iv) Matson Money’s assets under management and client descriptions; (v) Matson Money’s current advisory fee arrangements with the Company and other similarly managed clients; (vi) Matson Money’s compliance procedures; (vii) Matson Money’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Portfolios; (viii) the extent to which economies of scale are relevant to the Portfolios; (ix) a report prepared by Broadridge/Lipper comparing each Portfolio’s management fees and total expense ratio to those of its respective Lipper Group and comparing the performance of each Portfolio to the performance of its respective Lipper Group; and (x) a report comparing the performance of each Portfolio to the performance of its primary and composite benchmarks.

As part of their review, the Directors considered the nature, extent and quality of the services provided by Matson Money. The Directors concluded that Matson Money had substantial resources to provide services to the Portfolios and that Matson Money’s services had been acceptable.

The Directors also considered the investment performance of the Portfolios and Matson Money. Information on the Portfolios’ investment performance was provided for the since inception and for one, three- and five-year periods, and for the quarter ended March 31, 2019. The Directors considered the Portfolios’ investment performance in light of their investment objectives and investment strategies. The Directors concluded that the investment performance of each of the Portfolios as compared to their respective benchmarks and Lipper Groups was acceptable.

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MATSON MONEY VI PORTFOLIOS

Other Information (Concluded)

(Unaudited)

In reaching this conclusion, the Directors observed that the Matson Money U.S. Equity VI Portfolio had underperformed its benchmark for the year-to-date and one-, three-, five-year and since-inception periods ended March 31, 2019. The Directors also noted that the Matson Money U.S. Equity VI Portfolio ranked in the 4th quintile in its Performance Group for the three- and four-year periods ended December 31, 2018, and the 3rd quintile in its Performance Universe for the three- and four-year periods ended December 31, 2018.

Directors also considered that the Matson Money International Equity VI Portfolio had underperformed its benchmark for the year-to-date and one-, three-, five-year and since-inception periods ended March 31, 2019. The Directors also noted that the Matson Money International Equity VI Portfolio ranked in the 1st quintile in its Performance Group for the three-year, four-year and since inception periods ended December 31, 2018, and the 1st quintile in its Performance Universe for the four-year and since inception periods ended December 31, 2018.

The Directors noted the Matson Money Fixed Income VI Portfolio had outperformed its benchmark for the year-to-date period ended March 31, 2019. The Directors also noted that the Matson Money Fixed Income VI Portfolio ranked in the 1st quintile in its Performance Group for the one-year period ended December 31, 2018, and the 2nd quintile in its Performance Universe for the one-year period ended December 31, 2018.

The Board also considered the advisory fee rates payable by the Portfolios under the Investment Advisory Agreements. In this regard, information on the fees paid by the Portfolios and the Portfolios’ total operating expense ratios (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that the contractual advisor fee of the Matson Money U.S. Equity VI Portfolio ranked in the 1st quintile of its Lipper Expense Group, and the contractual advisor fee of each of the Matson Money International Equity VI Portfolio and Matson Money Fixed Income VI Portfolio ranked in the 2nd quintile of each Portfolio’s respective Lipper Expense Group. In addition, the Directors noted that Matson Money had contractually agreed to waive management fees and reimburse expenses through at least December 31, 2019 to the extent that total annual fund operating expenses exceed 1.13%, 1.35% and 1.00% for the Matson Money U.S. Equity VI Portfolio, Matson Money International Equity VI Portfolio, and Matson Money Fixed Income VI Portfolio, respectively.

After reviewing the information regarding the Portfolios’ costs, profitability and economies of scale, and after considering Matson Money’s services, the Directors concluded that the investment advisory fees paid by the Portfolios were fair and reasonable and that the Investment Advisory Agreements should be approved and continued for an additional one year period ending August 16, 2020.

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MATSON MONEY VI PORTFOLIOS

Company Management

(Unaudited)

Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling 866-780-0357, ext. 3863.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 86	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	33	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 615 East Michigan Street Milwaukee, WI 53202 Age: 80	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since 2004, Director of Cornerstone Bank.	33	None
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 52	Director	2012 to present	Since 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	33

Emtec, Inc.; FS Investment Corporation (business development company)(until December 2018); FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios)(registered investment company).

Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 76	Director	2006 to present	Since 1997, Consultant, financial services organizations.	33

IntriCon Corporation (biomedical device manufacturer); Kalmar Pooled Investment Trust (registered investment company) (until September 2017); Wilmington Funds (12 portfolios)_(registered investment company); Independence Blue Cross (healthcare insurance).

33

MATSON MONEY VI PORTFOLIOS

Company Management (Continued)

(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 71	Chairman Director	2005 to present 1991 to present	From 2006-2016, Co-Founder and Chief Executive Officer, Lifebooker, LLC (online beauty and health appointment booking service).	33	Independent Trustee of EIP Investment Trust (registered investment company).
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 59	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm); from 1983-2014, Chief Executive Officer and various positions, Pershing LLC (broker dealer, clearing and custody firm).	33

WisdomTree Investments, Inc. (asset management company)(until March 2019); Fidelity National Information Services, Inc. (financial services technology company); Ameriprise Financial, Inc. (financial services company).

Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 78	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	33	Reich and Tang Group (asset management)(until 2015).
INTERESTED DIRECTOR[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 81	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director - Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	33	None
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 56	President Chief Compliance Officer	2009 to present 2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company).	N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 58	Treasurer and Secretary	2016 to present

Since 2016, Treasurer and Secretary of The RBB Fund, Inc.; from 2005 to 2016, Assistant Treasurer of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).

				N/A	N/A

34

MATSON MONEY VI PORTFOLIOS

Company Management (CONTINUED)

(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Robert Amweg Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 66	Assistant Treasurer	2016 to present

Since 2013, Compliance Director, Vigilant Compliance, LLC (investment management services company); since 2012, Consultant to the financial services industry; from 2007 to 2012, Chief Financial Officer and Chief Accounting Officer, Turner Investments, LP (registered investment company).

				N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 36	Assistant Treasurer	2018 to present	Since 2016, Assistant Vice President, U.S. Bancorp Fund Services, LLC (fund administrative services firm); from 2007 to 2016, Supervisor, Nuveen Investments (registered investment company).	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 48	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 60	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 40	Assistant Secretary	2017 to present	Partner, Drinker Biddle & Reath LLP (law firm) (2017-Present); Drinker Biddle & Reath LLP (2006-Present).	N/A	N/A

*	Each Director oversees 33 portfolios of the Company.

1.

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the past five years. Each Director possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered

35

MATSON MONEY VI PORTFOLIOS

Company Management (Concluded)

(Unaudited)

investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Straniere has been a practicing attorney for over 30 years and also serves on the boards of an asset management company and another registered investment company. Mr. Brodsky has over 40 years of senior executive level management experience in the cable television and communications industry. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Carnall has decades of senior executive-level management experience in the banking and financial services industry and also serves on the boards of various corporations and a bank. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing and investment services industry and service on securities industry and investment company boards.

36

MATSON MONEY VI PORTFOLIOS

Privacy Notice

(Unaudited)

FACTS	WHAT DO THE MATSON MONEY VI PORTFOLIOS DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Matson Money VI Portfolios choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Matson Money VI Portfolios share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share.
For our affiliates to market to you	No	We don’t share.
For nonaffiliates to market to you	No	We don’t share.

Questions?	Call (866) 780-0357 Ext. 3863 or go to www.MatsonMoney.com

37

MATSON MONEY VI PORTFOLIOS

Privacy Notice (Concluded)

(Unaudited)

What we do

How do the Matson Money VI Portfolios protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How do the Matson Money VI Portfolios collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Our affiliates include McGriff Video Productions and Matson Money, Inc.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● The Matson Money VI Portfolios don’t share with nonaffiliates so they can market to you. The Portfolios may share information with nonaffiliates that perform marketing services on our behalf.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

● The Matson Money VI Portfolios may share your information with other financial institutions with whom we have joint marketing arrangements who may suggest additional fund services or other investment products which may be of interest to you.

38

Investment Adviser

Matson Money, Inc.
5955 Deerfield Blvd.
Mason, OH 45040

Administrator and Transfer Agent

U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

Principal Underwriter

Quasar Distributors, LLC
777 East Wisconsin Avenue, Floor 6
Milwaukee, WI 53202

Custodian

U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1800
2001 Market Street
Philadelphia, PA 19103-7042

Legal Counsel

Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

MMFI-AR19

ANNUAL
report 2019

MFAM Funds
Series of The RBB Fund Inc.

8/31/19

MFAM Global Opportunities Fund (formerly, Motley Fool Global Opportunities Fund)
MFAM Mid-Cap Growth Fund (formerly, MFAM Small-Mid Cap Growth Fund)

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-888-863-8803.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1-888-863-8803 to inform the Funds that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Funds.

MFAM Global Opportunities Fund (FOOLX)

For the past year, the Global Opportunities Fund returned 4.74% (for the Investor Share class) while our benchmark declined 0.81%. Over those twelve months, we saw two months with losses exceeding 5% and four months with gains exceeding 5%. Once again, a long-term mindset has proven critical to our approach.

The former MFAM Emerging Markets Fund was combined into the Global Opportunities Fund in July. This changes nothing about the goals and objectives of the Global Opportunities Fund, but we inherited a few investments that were new to the Fund, increasing our holdings from 50 at the end of last year to 58 at the end of this year. Don’t worry, the same investment team managed both Funds and we still like all of these companies.

Aside from the new companies entering the portfolio from the Emerging Markets Fund, we added six new companies to the Global Opportunities Fund in the past year, sold out of thirteen, and kept our annual turnover ratio at 11%.

It’s no surprise that our best performers in the past year include high-growth technology companies including Paycom Software (61% for the year), MercadoLibre (+74%), and Everbridge (+81% from our initial purchase). But, believe it or not, the highest returner for the Fund in the last year was the 84% gain we earned from coffee purveyor Starbucks.

MFAM Mid-Cap Growth Fund (TMFGX)

We’re not happy with the overall performance of the Mid-Cap Growth Fund over the past year, but we still believe in our approach of holding high quality businesses for the long run. For every investment like SBA Communications (up 69% this year) or Paycom Software (up 61% this year), we seemed to also hold investments like GrubHub (down 59%) and Align Technology (down 53%). We will continue to stick with our time-tested approach.

In the past year, we sold out of twelve companies while adding only two new positions, ending with 33 different holdings in the Mid-Cap Growth Fund. This is mostly because of our switch from a focus on small- and mid-cap investments to only mid-cap investments, which led us to cutting a few companies that remained too small. This allowed us to concentrate even more in our Top Ten ideas, which constitued 49% of the portfolio versus 42% six months ago.

Our two new investments this year, Axon Enterprise and Tyler Technologies, have something in common: they both sell their products to local governments. Axon sells its Taser products as well as other evidence-gathering software and equipment, while Tyler is a producer of resource-planning software for governments of all sizes. We like that both of these companies are utilizing software to provide more efficient mission-critical services to jurisdictions that frequently need to remain mindful of their budgets.

Letter to Shareholders	1
Portfolio Characteristics	5
Fund Expense Examples	11
Schedules of Investments	13
Financial Statements	20
Notes to Financial Statements	30
Report of Independent Registered Public Accounting Firm	43
Shareholder Tax Information	44
Notice to Shareholders	45
Directors and Officers	50

MFAM FUNDS

Letter to Shareholders

August 31, 2019 (Unaudited)

Bryan Hinmon
Chief Investment Officer,
MFAM Funds

“I have been impressed with the urgency of doing. Knowing is not enough; we must apply. Being willing is not enough; we must do.”

— Leonardo da Vinci

Dear Fellow Shareholder,

Earlier this year MFAM celebrated its 10-year anniversary! We have learned a lot over the past decade about running an asset-management business, and we are proud of what we have accomplished so far. Although there have been bumps along the way, we can look back and feel confident that our approach to investing your (and our own!) hard-earned capital has been sound and rooted in sensible principles that work over the long term.

Since their respective inception dates, the MFAM Global Opportunities Fund has returned 12.82% annually, versus its benchmark’s return of 10.33%, while the MFAM Mid-Cap Growth Fund (together with the MFAM Global Opportunities Fund, the “Funds”) has returned 12.22%, versus its benchmark’s return of 13.56%.i We are convinced, now more than ever, that patiently owning a focused number of special businesses with a broad stakeholder mentality and a promising trajectory can achieve attractive capital appreciation in a risk-aware, tax-efficient way. Performance under this mandate can always vary, but 10 years in, we are proving that, over longer periods, we are right to be confident in the efficacy of this active investing approach.

RESULTS AND MARKET COMMENTARY

For the fiscal year ended August 31, 2019, the MFAM Global Opportunities Fund returned 4.74%, versus a 0.81% loss from its benchmark. The MFAM Mid-Cap Growth Fund fell 6.13%, versus its benchmark’s return of 5.96%.ii

If you didn’t look at your account statement over the past 12 months or just followed the oft-cited U.S. large cap indices, you might think it was a yawner of a year. U.S. large-cap stocks rose less than 1%. But digging a little deeper, we find there was quite a bit more going on.

Between the end of September and the end of December 2018, U.S. stocks fell by more than 20%. That’s bear-market territory for anyone fond of arbitrary definitions. As the severity of the move might suggest, a multitude of things combined to ignite fears. China, tariffs, Brexit, global economic weakness, and a flattening yield curve proved to be a potent cocktail. U.S. large caps held up best, as foreign and smaller domestic stocks suffered the most pain.

As quickly as the freefall happened, the period between January and May 2019 brought us right back to where things started. Oddly, though, there was little resolution to any of the fears that seemed to precipitate the market decline in late 2018. We can’t offer a clear explanation for market moves like this, and most times we don’t think it’s worth trying too hard to do so. Sometimes market moves are just that – market moves. The rest of the year, after all that, was up and down, with little to show for it.

All the same, you can see a clear division in performance for the 12 months in growth versus value stocks. Regardless of which market cap or geographical area you look at, growth outperformed value, and by a meaningful margin. That point is particularly relevant to the performance of the Funds, given our preference for owning of the types of businesses that more often classify as growth stocks than value. Broadly speaking, the outperformance of growth helped our Funds. Both developed and emerging foreign stocks underperformed the U.S. markets, which created headwinds for the MFAM Global Opportunities Fund that we were able to overcome.

i

Returns are for the investor share class, net of fees and expenses. The MFAM Global Opportunities Fund has an inception date of 6/16/2009. Its benchmark is the FTSE Global All Cap Net Tax Index. The MFAM Mid-Cap Growth Fund has an inception date of 11/1/2010. Its benchmark is the Russell Midcap Growth Index.

ii

Returns are for the investor share class, net of fees and expenses. The benchmark of the MFAM Global Opportunities Fund is the FTSE Global All Cap Net Tax Index. The benchmark of the MFAM Mid Cap Growth Fund is the Russell Midcap Growth Index.

1

MFAM FUNDS

Letter to Shareholders (continued)

August 31, 2019 (Unaudited)

With these macro influences laid out, we should reiterate that our portfolios are focused and built from the bottom up on a case-by-case analysis of individual businesses, and that we place an overwhelming emphasis on business quality as we define it. We expect our Funds to, and they often do, perform differently from their respective benchmarks.

FIVE LESSONS FROM LEONARDO

One of my favorite reads over the past year was Walter Issacson’s Leonardo da Vinci biography. Leonardo (1452-1519) is best known as the painter and sculptor responsible for the Mona Lisa, The Last Supper, and The Vitruvian Man, but he was a student and master of so much more. Music, engineering, city planning, science, weaponry, and anatomy would have all been skills heavily endorsed on his LinkedIn profile. Leonardo seemed to do it all and do it well.

I admit to a bias for Renaissance thinkers. I firmly believe that a broad base of knowledge is one of the greatest keys to success in life and business. A latticework mental constitution and a related ability to make connections across disciplines are among the tools that reliably give our investing team unique insights into the businesses we study. In support of my desire to live a varied and successful life, I read with an eye toward potential connections. The following are five lessons I took from Leonardo’s life, thinking, and practice that apply to how our team engages in investment research.

1.

Surround yourself with curious people. Leonardo spent the bulk of his life in Florence, Milan, and Rome, and not only did living in those bustling cities expose him to the wonders of the day, it allowed him to live and work in close quarters with others engaging in apprenticeship. The result was a constant exposure to smart people with diverse interests learning different trades. This helped Leonardo appreciate the wonders of the world and gave him an unquenchable thirst for learning. While the Renaissance provided the perfect backdrop for that way of life, the principle holds true even today. We find that building a team of individuals from different backgrounds, bound by curiosity, pushes us all forward and gives us an unquenchable thirst for studying businesses.

2.

Few things have sharp edges. Leonardo pioneered the painting technique known as sfumato. The word comes from the Italian word fumo, meaning smoke, in reference to the ability to soften artistic edges with a seeming haze or smoke. You can see this technique when looking at the facial features in his work. There are no sharp edges that signify a starting and stopping of a feature; rather, the natural contours elegantly evolve. Similarly in investing, things are rarely black and white. We never have perfect information to make decisions. Our job is to make consistently good decisions despite uncertainty. Leonardo’s sfumato helps remind me of that.

3.

Engage your imagination in fantasy. Among the things Leonardo obsessed over was a flying machine. That may not sound crazy until you consider that he lived in the late 1400s, putting him a solid four centuries ahead of Orville’s and Wilbur’s Wright Flyer. He sketched countless versions of his flying machine, primarily inspired by his detailed study of birds in flight. At the same time, fantastical, or at least ill-fitting, landscapes also found their way into his sketches and paintings. Not being constrained by what is conventionally believed to be possible helped Leonardo develop his creativity. When we analyze businesses, we allow ourselves to imagine what might be. Doing so helps us exit staid, linear thinking and take positions that could be worth owning for the next decade as they help define the world we might one day inhabit.

4.

Keep notes. Leonardo, like many of his time, wrote down everything. He kept many notebooks, and more than 7,000 pages of them remain. They included sketches, musings, poems, grocery lists, dreams, fears, finances, and to-do lists. Those pages make Leonardo feel human and accessible: He made spelling and math errors just like we all do. But the regular practice of documenting helped his ideas, concepts, and drafts evolve, solidify, and improve. For our purposes, it may not be enough to merely spend time thinking about an investment thesis. Writing it down adds clarity, traceability, and refinement. It helps expose poor thinking and therefore reduce risk. Writing is, and should remain, an important part of our research process.

5.

Try right to left. I write left-handed, and in the rare instance I’m using a pen and paper, I usually smudge every line I write. It’s a disaster. Leonardo was also left-handed and often wrote backwards, from right to left across the page. He would also write in mirror script, such that you could read the writing if you held it up to a mirror. One theory suggests that he wrote this way to make his ideas harder to steal. But as a left-hander, I’ll posit another, less exciting explanation: Writing right to left was just a smudge-fighting quirk he picked up as a youngster and didn’t care to change. We may never know the real reason. Regardless, my takeaway is that Leonardo wasn’t afraid to question convention and do things his way. If writing backwards worked for him, then that’s what he did. That attitude reflects independent thinking and fearlessness. As focused investors with a penchant for assigning value to qualitative factors, we must have that same independence and fearlessness.

2

MFAM FUNDS

Letter to Shareholders (continued)

August 31, 2019 (Unaudited)

HOW NOT TO FOLLOW LEONARDO

There are far more than five ways we should look to walk in Leonardo’s footsteps. But we should also remember that he was not infallible. He was a perfectionist. He was notorious for delivering work late and completed very few works. His desire for perfection, in some ways, limited his contribution to the world. We should all appreciate the demanding standards he held himself to but acknowledge the unfortunate reality that Leonardo died with a few lifetimes’ worth of unfinished works. Perfection can be the enemy of progress and contribution.

With that frame of mind, and guided by Leonardo’s successes, we are pleased with the progress of our Funds during the fiscal year ended August 31, 2019. Certainly, our efforts in managing your capital were not perfect, but we are confident the way we invested was consistent with our promises and indicated progress. Similarly, we believe that the focused group of businesses we own are of high quality, healthy, and helping to shape a better world. Each embraces the urgency of doing something important, not in pursuit of perfection, but toward progress and contribution.

Thank you for your continued trust.

Onward,

Bryan Hinmon
Chief Investment Officer, MFAM Funds

3

MFAM FUNDS

Letter to Shareholders (conCLUDED)

August 31, 2019 (Unaudited)

Past performance does not guarantee future results. There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal. Securities in a Fund may not match those in an index and performance of the Fund will be different. You cannot invest directly into an index.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Funds that are discussed in the Letter to Shareholders were held during the period covered by the annual report. They do not comprise the entire investment portfolio of the Funds, may be sold at any time, and may no longer be held by the Funds. The opinions of the Adviser with respect to those securities may change at any time.

New to investing? Reading your first mutual fund annual report?

Welcome! Here are some important things you need to know. Mutual fund investing offers many potential benefits. But there also are risks. Financial gain is not guaranteed when it comes to investing in equity securities. It’s possible to lose money, including your principal — especially during the short term.

We focus on the stocks of high quality businesses. Even the best businesses in the world fall in price — and sometimes a lot. Over the longer term, stock prices usually reflect business values, but the relationship is much more tenuous in the short term.

We also construct focused portfolios. This means we’re likely to own far fewer securities than are in the “market” or our benchmark. This could result in higher volatility or performance that is worse from the market and benchmark. To be fair, it could also result in lower volatility and performance that is better.

Our funds may invest in foreign companies and in companies with small market capitalization. There are certain risks associated with these types of investments. The risks are described on pages 6 and 9 of this report. Additional risk information is provided in section 2 of the Notes to Financial Statements.

4

MFAM Global Opportunities Fund

(formerly, Motley Fool Global Opportunities Fund)

Portfolio Characteristics

(Unaudited)

Average Annual Total Returns for the periods ended August 31, 2019
	One Year	Five YearS	TEN YEARS	Since Inception	Inception Date
Investor Shares*	4.74%	8.94%	11.96%	12.82%	6/16/2009
Institutional Shares*	4.94%	9.11%	N/A	9.57%	6/17/2014
FTSE Global All Cap Net Tax Index**	-0.81%	5.78%	9.12%	—(1)	—
Fund Expense Ratios(2): Investor Shares: Gross 1.26% and Net 1.15%; Institutional Shares: Gross 1.06% and Net 0.95%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.mfamfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

(1)	The index returned 10.33% from the inception date of the Investor Shares and 5.91% from the inception date of the Institutional Shares.

(2)

The expense ratios of the Fund are set forth according to the December 31, 2018 Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios.

*

The MFAM Global Opportunities Fund operated as a series of The Motley Fool Funds Trust (the “Predecessor Fund”) prior to December 21, 2016 at which time the Predecessor Fund was reorganized into the Fund. The performance shown for periods prior to December 21, 2016 represents the performance of the Predecessor Fund. These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower.

**

The FTSE Global All Cap Net Tax Index is a market-capitalization weighted index representing the performance of large, mid and small cap companies in Developed and Emerging markets. The index is comprised of approximately 7,900 securities from 49 countries and captures 98% of the world’s investable market capitalization. Fair value prices and foreign exchange as of 4 pm ET are used in the calculation of this index, and returns are adjusted for withholding taxes applicable to dividends received by a U.S. Regulated Investment Company domiciled in the United States. The index is unmanaged and not available for direct investments. Its performance does not reflect deductions for fees, expenses or taxes.

5

MFAM Global Opportunities Fund
Portfolio Characteristics (Continued)
(Unaudited)

The investment objective of the MFAM Global Opportunities Fund is to achieve long-term capital appreciation, and it pursues this objective by investing primarily in common stocks of companies located anywhere in the world. The Fund seeks long-term growth by identifying and acquiring securities of companies that are, in the view of Motley Fool Asset Management, LLC (the “Adviser”), high quality. To identify these high-quality businesses, the Adviser engages in research to evaluate each company under consideration using four criteria: management, culture, and incentives; the economics of the business; competitive advantage; and trajectory. The Adviser’s approach prizes a long-term mindset and a balance of qualitative and quantitative factors.

The Fund will invest in areas of the market, that, in the view of the Adviser, offer the greatest potential for long-term capital appreciation, and it does not attempt to match the allocations of its benchmark. As such, significant deviation from the benchmark is expected from time to time, especially over shorter time frames.

The allocations to various sectors, countries, or any other macro-economic designation, are the byproduct of rigorous bottom-up analysis rather than an intentional top-down opinion of asset classes. While market conditions are constantly changing, exposure to equity market risk is needed to consistently achieve equity-like returns.

The following tables show the top ten holdings, sector allocations, and top ten countries in which the Fund was invested in as of August 31, 2019. Portfolio holdings are subject to change without notice.

Top Ten Holdings	% OF NET Assets
Mastercard, Inc., Class A	5.3%
Amazon.com, Inc.	5.1
Medtronic PLC	4.5
Starbucks Corp.	3.8
Atlassian Corp., PLC, Class A	3.6
SBA Communications Corp.	3.2
Everbridge, Inc.	3.2
NMC Health PLC	3.0
American Tower Corp.	3.0
MercadoLibre, Inc.	3.0
37.7%

6

MFAM Global Opportunities Fund
Portfolio Characteristics (Concluded)
(Unaudited)

The MFAM Global Opportunities Fund uses the Global Industry Classification StandardSM (“GICS SM”) as the basis for the classification of securities on the Schedule of Investments (“SOI”). We believe that this makes the SOI classifications more standard with the rest of the industry.

Sector Allocation	% OF Net Assets
Information Technology	25.5%
Consumer Discretionary	19.2
Health Care	13.3
Industrials	9.4
Real Estate	9.3
Communication Services	9.0
Financials	6.9
Consumer Staples	5.1
97.7%

Top ten Countries	% OF Net Assets
United States	54.3%
China	5.7
Ireland	4.5
Australia	3.6
Indonesia	3.3
United Arab Emirates	3.1
Japan	3.0
Argentina	3.0
Philippines	2.3
India	2.3
85.1%

*	As of the date of this report, the Fund had a holding of 2.3% in the U.S. Bank Money Market Deposit Account.

7

MFAM Mid-Cap Growth Fund

(formerly, MFAM Small-Mid Cap Growth Fund)

Portfolio Characteristics

(Unaudited)

Average Annual Total Returns for the periods ended August 31, 2019
	One Year	Five YearS	Since Inception	Inception Date
Investor Shares*	-6.13%	8.10%	12.22%	11/1/2010
Institutional Shares*	-5.97%	8.31%	8.52%	6/17/2014
Russell Midcap® Growth Index**	5.96%	10.72%	—(1)	—
Russell 2500 Growth Index***	-3.70%	9.65%	—(2)	—
Fund Expense Ratios(3): Investor Shares: Gross 1.26% and Net 1.15%; Institutional Shares: Gross 1.17% and Net 0.95%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.mfamfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

(1)	The index returned 13.56% from the inception date of the Investor Shares and 11.02% from the inception date of the Institutional Shares.

(2)	The index returned 13.15% from the inception date of the Investor Shares and 9.62% from the inception date of the Institutional Shares.

(3)

The expense ratios of the Fund are set forth according to the December 31, 2018 Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios.

*

The MFAM Mid-Cap Growth Fund operated as a series of The Motley Fool Funds Trust (the “Predecessor Fund”) prior to December 21, 2016 at which time the Predecessor Fund was reorganized into the Fund. The performance shown for periods prior to December 21, 2016 represents the performance of the Predecessor Fund. These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower.

**

The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market.

***

Effective December 31, 2018, the Fund discontinued the use of the Russell 2500 Growth Index and replaced it with the Russell MidCap® Growth Index. The Adviser believes that the use of the Russell MidCap® Growth Index provides a better comparative benchmark because it more appropriately reflects the securities in which the Fund may invest.The Russell 2500 Growth Index is an unmanaged, free float-adjusted, market capitalization weighted index that is designed to measure the performance of the small and mid-cap growth segment of the U.S. stock market. The Russell 2500 Growth Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. The Fund may invest in companies that are not included within the Russell 2500

8

MFAM Mid-Cap Growth Fund
Portfolio Characteristics (continued)
(Unaudited)

Growth Index and its investment portfolio is not weighted in terms of issuers the same as the Russell 2500 Growth Index. For this reason, the Fund’s investment performance should not be expected to track, and may exceed or trail, the Russell 2500 Growth Index. The index is unmanaged and not available for direct investment. Its performance does not reflect deductions for fees, expenses or taxes.

The investment objective of the MFAM Mid-Cap Growth Fund is to achieve long-term capital appreciation, and it pursues this objective by investing primarily in common stocks of companies organized in the United States. The Fund seeks long-term growth by identifying and acquiring securities of companies that are, in the view of the Adviser, high quality. To identify these high-quality businesses, the Adviser engages in research to evaluate each company under consideration using four criteria: management, culture, and incentives; the economics of the business; competitive advantage; and trajectory. The Adviser’s approach prizes a long-term mindset and a balance of qualitative and quantitative factors.

The Fund will invest in areas of the market, that, in the view of the Adviser, offer the greatest potential for long-term capital appreciation, and it does not attempt to match the allocations of its benchmark. As such, significant deviation from the benchmark is expected from time to time, especially over shorter time frames.

The allocations to various sectors, or any other macro-economic designation, are the byproduct of rigorous bottom-up analysis rather than an intentional top-down opinion of asset classes. While market conditions are constantly changing, exposure to equity market risk is needed to consistently achieve equity-like returns. The Adviser views its time as best spent focused on evaluating businesses and seeking to minimize company-specific risk in order to pursue its objective of long-term capital appreciation.

Although the MFAM Mid-Cap Growth Fund may invest in companies with any market capitalization, the Adviser expects that investments in the securities of companies having smaller- and mid-market capitalizations will be important components of the Fund’s investment program. Investments in securities of these companies may involve greater risk than do investments in larger, more established companies. Small- and mid-cap stocks tend to be more volatile and less liquid than their large-cap counterparts.

The following tables show the top ten holdings, and sector allocations in which the Fund was invested in as of August 31, 2019. Portfolio holdings are subject to change without notice.

Top ten Holdings	% OF Net Assets
Paycom Software, Inc.	6.6%
XPO Logistics, Inc.	5.7
SBA Communications Corp.	5.4
Cooper Companies, Inc. (The)	5.4
Paylocity Holding Corp.	5.4
ResMed, Inc.	5.2
Church & Dwight Co., Inc.	4.2
LCI Industries	4.0
Splunk, Inc.	3.6
Jones Lang LaSalle, Inc.	3.6
49.1%

9

MFAM Mid-Cap Growth Fund
Portfolio Characteristics (CONCLUDED)
(Unaudited)

The MFAM Mid-Cap Growth Fund uses the Global Industry Classification StandardSM (“GICS SM”) as the basis for the classification of securities on the Schedule of Investments (“SOI”). We believe that this makes the SOI classifications more standard with the rest of the industry.

Sector Allocation	% OF Net Assets
Information Technology	23.8%
Consumer Discretionary	18.5
Health Care	17.7
Industrials	15.6
Real Estate	11.2
Consumer Staples	6.3
Financials	4.7
97.8%

10

mfam Funds

Fund Expense Examples

August 31, 2019 (Unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory fees and other Fund expenses. These examples are intended to help you to understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2019 to August 31, 2019, and held for the entire period.

Actual Expenses

The first section of the accompanying tables provide information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical EXAMPLES for Comparison Purposes

The second section of the accompanying tables provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund as compared to the costs of investing in other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second section of the accompanying tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Do you know how many times a fund, or the market, has returned a smooth 5% over a long period of time? Never. But we have to pick some example. In reality, the market’s returns are always far bumpier, with the market returning 20% one year, followed by a loss of 10% the next year, followed by a 3% gain, etc. These variations affect actual expenses as well. Happily, over almost all time periods of 20 years or longer, according to the research of University of Pennsylvania’s Jeremy Siegel and others, the domestic market’s returns have been at least 5% per year on average.

	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Expenses Paid During Period(1)	Annualized Expense Ratio(2)	Actual Six-Month Total Investment Returns for the Funds
MFAM Global Opportunities Fund
Actual
Investor Shares	$1,000.00	$1,090.80	$6.06	1.15%	9.08%
Institutional Shares	1,000.00	1,092.30	5.01	0.95	9.23
Hypothetical (5% return before expenses)
Investor Shares	$1,000.00	$1,019.41	$5.85	1.15%	N/A
Institutional Shares	1,000.00	1,020.42	4.84	0.95	N/A

11

mfam Funds
Fund Expense Examples (Concluded)
August 31, 2019 (Unaudited)

	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Expenses Paid During Period(1)	Annualized Expense Ratio(2)	Actual Six-Month Total Investment Returns for the Funds
MFAM Mid-Cap Growth Fund
Actual
Investor Shares	$1,000.00	$1,039.80	$5.91	1.15%	3.98%
Institutional Shares	1,000.00	1,040.80	4.89	0.95	4.08
Hypothetical (5% return before expenses)
Investor Shares	$1,000.00	$1,019.41	$5.85	1.15%	N/A
Institutional Shares	1,000.00	1,020.42	4.84	0.95	N/A

(1)

Expenses are equal to each Fund’s annualized expense ratio for the period March 1, 2019 to August 31, 2019, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period. Each Fund’s ending account value in the first section of the tables are based on the actual six-month total investment return for the Fund.

(2)	These ratios reflect expenses waived by the Funds’ investment adviser. Without these waivers, the Funds’ expenses would have been higher and the ending account values would have been lower.

12

MFAM Global Opportunities Fund
Schedule of Investments
August 31, 2019

	Number of Shares	Value (Note 2)

Common Stocks — 97.7%
Aerospace & Defense — 1.8%
Axon Enterprise, Inc. (United States) (a)*	150,000	$8,995,500
Banks — 3.5%
Bank of Georgia Group PLC (Georgia)	293,132	4,840,672
Credicorp Ltd. (Peru)	5,000	1,035,600
HDFC Bank., Ltd., ADR (India)	105,350	11,356,730
		17,233,002
Beverages — 1.4%
Anheuser-Busch InBev SA/NV, SP ADR (Belgium) (a)	70,500	6,662,250
Coca-Cola Icecek AS (Turkey)	20,000	118,606
		6,780,856
Capital Markets — 0.7%
Georgia Capital PLC (Georgia)*	293,132	3,559,687
Consumer Finance — 1.3%
Gentera SAB de CV (Mexico)	8,550,000	6,365,092
Diversified Financial Services — 1.4%
Banco Latinoamerico de Comercio Exterior SA, Class E (Panama) (a)	379,029	6,871,796
Diversified Telecommunication Services — 0.1%
Telkom SA SOC Ltd. (South Africa)	100,000	525,757
Electronic Equipment, Instruments & Components — 2.3%
IPG Photonics Corp. (United States) (a)*	72,000	8,908,560
Lagercrantz Group AB, Class B (Sweden)	29,296	374,875
NLight, Inc. (United States) (a)*	155,000	2,002,600
		11,286,035
Entertainment — 1.7%
Vivendi SA (France)	305,000	8,529,000
Equity Real Estate Investment (REITS) — 5.3%
American Tower Corp. (United States)	64,000	14,732,160
Equinix, Inc. (United States)	20,000	11,125,600
		25,857,760
Equity Real Estate Investment Trusts (REITs) — 3.2%
SBA Communications Corp. (United States)	60,000	15,745,800

See Notes to Financial Statements.

13

MFAM Global Opportunities Fund
Schedule of Investments (continued)
August 31, 2019

	Number of Shares	Value (Note 2)

Common Stocks (continued)
Food & Staples Retailing — 2.6%
Costco Wholesale Corp. (United States)	40,000	$11,790,400
CP ALL PCL, NVDR (Thailand)	190,000	520,914
Georgia Healthcare Group PLC (Georgia) (b)	90,000	248,592
		12,559,906
Food Products — 1.2%
Nippon Indosari Corpindo Tbk PT (Indonesia)	64,257,500	5,843,650
Health Care Equipment & Supplies — 9.3%
Align Technology, Inc. (United States)*	40,500	7,415,955
Medtronic PLC (Ireland)	205,272	22,146,796
ResMed, Inc. (United States) (a)	102,000	14,208,600
Top Glove Corp., Bhd (Malaysia)	1,600,000	1,805,176
		45,576,527
Health Care Providers & Services — 3.3%
NMC Health PLC (United Arab Emirates)	485,482	14,820,073
Odontoprev SA (Brazil)	350,000	1,425,863
		16,245,936
Hotels, Restaurants & Leisure — 7.4%
Ctrip.com International Ltd., ADR (China)	234,052	7,578,604
Starbucks Corp. (United States) (a)	195,000	18,829,200
Yum China Holdings, Inc. (China)	214,751	9,756,138
		36,163,942
Interactive Media & Services — 4.1%
Alphabet, Inc., Class C (United States)*	9,024	10,721,415
Tencent Holding Ltd. (China)	225,600	9,314,016
		20,035,431
Internet & Direct Marketing Retail — 9.7%
Alibaba Group Holding Ltd., SP ADR (China)*	7,200	1,260,216
Amazon.com, Inc. (United States)*	14,150	25,134,504
GrubHub, Inc. (United States) (a)*	50,000	2,967,000
MercadoLibre, Inc. (Argentina)*	24,387	14,500,510
Zooplus AG (Germany)*	32,200	4,267,947
		48,130,177

See Notes to Financial Statements.

14

MFAM Global Opportunities Fund
Schedule of Investments (continued)
August 31, 2019

	Number of Shares	Value (Note 2)

Common Stocks (continued)
IT Services — 7.5%
Mastercard, Inc., Class A (United States)	93,300	$26,251,821
PayPal Holdings, Inc. (United States)*	94,900	10,348,845
		36,600,666
Life Sciences Tools & Services — 0.7%
Horizon Discovery Group PLC (United Kingdom)*	2,135,499	3,672,659
Machinery — 0.6%
Fanuc Corp. (Japan)	16,000	2,770,760
Media — 0.4%
System1 Group PLC (United Kingdom)	700,000	1,865,349
Multiline Retail — 2.1%
Mitra Adiperkasa Tbk PT (Indonesia)	146,430,000	10,217,858
Real Estate Management & Development — 0.9%
Jones Lang LaSalle, Inc. (United States) (a)	30,000	4,021,500
Lippo Karawaci Tbk PT (Indonesia)	10,000,000	178,885
		4,200,385
Semiconductors & Semiconductor Equipment — 2.1%
Taiwan Semiconductor Manufacturing Co., Ltd., SP ADR (Taiwan) (a)	242,500	10,337,775
Software — 13.4%
Atlassian Corp., PLC, Class A (Australia)*	132,000	17,755,320
Douzone Bizon Co., Ltd. (South Korea)	187,798	8,915,301
Everbridge, Inc. (United States) (a)*	180,000	15,516,000
Paycom Software, Inc. (United States)*	55,000	13,756,600
Splunk, Inc. (United States)*	93,300	10,432,806
		66,376,027
Trading Companies & Distributors — 4.5%
Fastenal Co. (United States)	248,000	7,593,760
Watsco, Inc. (United States) (a)	90,000	14,719,500
		22,313,260

See Notes to Financial Statements.

15

MFAM Global Opportunities Fund
Schedule of Investments (concluded)
August 31, 2019

	Number of Shares	Value (Note 2)

Common Stocks (continued)
Transportation Infrastructure — 2.5%
DP World PLC (United Arab Emirates)	42,000	$588,987
International Container Terminal Services, Inc. (Philippines)	4,395,000	11,467,258
		12,056,245
Wireless Telecommunication Services — 2.7%
Safaricom PLC (Kenya)	4,000,000	1,087,923
SoftBank Group Corp. (Japan)	260,000	11,781,566
Vodacom Group Ltd. (South Africa)	50,000	379,551
		13,249,040
Total Common Stocks (Cost $293,624,628)		479,965,878

Investments Purchased with Proceeds from Securities Lending Collateral — 8.1%
Mount Vernon Liquid Assets Portfolio, LLC, 2.27%	39,823,962	39,823,962
Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $39,823,962)		39,823,962

Short-Term Investments — 2.3%
U.S. Bank Money Market Deposit Account, 2.11% (United States) (c)	11,315,239	11,315,239
Total Short-Term Investments (Cost $11,315,239)		11,315,239

Total Investments (Cost $344,763,829) — 108.1%		531,105,079
Liabilities in Excess of Other Assets — (8.1)%		(39,885,518)
NET ASSETS — 100.0%
(Applicable to 19,646,139 shares outstanding)		$491,219,561

*	Non-income producing security.

ADR — American Depositary Receipt

NVDR — Non-Voting Depository Receipt

PLC — Public Limited Company

SP ADR — Sponsored ADR

(a)	All or a portion of the security is on loan. At August 31,2019, the market value of securities on loan was $38,734,299.
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. As of August 31, 2019, the total market value of Rule 144A securities was $248,592 and represents 0.1% of net assets.

(c)	The rate shown is as of August 31, 2019.

See Notes to Financial Statements.

16

MFAM Mid-Cap Growth Fund
Schedule of Investments
August 31, 2019

	Number of Shares	Value (Note 2)

Common Stocks — 97.8%
Aerospace & Defense — 2.0%
Axon Enterprise, Inc. (United States) (a)*	90,000	$5,397,300
Air Freight & Logistics — 7.2%
CH Robinson Worldwide, Inc. (United States) (a)	46,000	3,886,540
XPO Logistics, Inc. (United States) (a)*	215,000	15,234,900
		19,121,440
Auto Components — 7.0%
Gentex Corp. (United States) (a)	300,000	7,980,000
LCI Industries (United States) (a)	124,670	10,565,783
		18,545,783
Automobiles — 2.0%
Thor Industries, Inc. (United States) (a)	115,000	5,279,650
Banks — 0.7%
SVB Financial Group (United States)*	10,000	1,946,200
Capital Markets — 0.6%
Diamond Hill Investment Group, Inc. (United States)	12,539	1,691,511
Electronic Equipment, Instruments & Components — 2.3%
IPG Photonics Corp. (United States) (a)*	49,500	6,124,635
Equity Real Estate Investment Trusts (REITs) — 7.5%
SBA Communications Corp. (United States)	55,000	14,433,650
STAG Industrial, Inc. (United States)	195,000	5,670,600
		20,104,250
Food Products — 2.1%
McCormick & Co., Inc. (United States) (a)	34,000	5,537,580
Health Care Equipment & Supplies — 16.0%
Align Technology, Inc. (United States)*	41,000	7,507,510
Cooper Companies, Inc. (The) (United States)	46,400	14,372,400
ResMed, Inc. (United States)	99,000	13,790,700
Varian Medical Systems, Inc. (United States)*	67,000	7,097,310
		42,767,920
Health Care Technology — 1.6%
Teladoc, Inc. (United States) (a)*	75,000	4,341,000

See Notes to Financial Statements.

17

MFAM Mid-Cap Growth Fund
Schedule of Investments (continued)
August 31, 2019

	Number of Shares	Value (Note 2)

Common Stocks (continued)
Hotels, Restaurants & Leisure — 3.0%
Texas Roadhouse, Inc. (United States)	154,929	$7,972,646
Household Products — 4.2%
Church & Dwight Co., Inc. (United States)	141,600	11,296,848
Insurance — 3.4%
Markel Corp. (United States)*	7,900	9,030,332
Internet & Direct Marketing Retail — 2.0%
GrubHub, Inc. (United States) (a)*	90,000	5,340,600
IT Services — 2.7%
Broadridge Financial Solutions, Inc. (United States)	55,000	7,119,200
Leisure Products — 2.8%
Hasbro, Inc. (United States)	68,615	7,579,899
Machinery — 1.4%
Proto Labs, Inc. (United States)*	40,000	3,789,600
Real Estate Management & Development — 3.6%
Jones Lang LaSalle, Inc. (United States)	72,500	9,718,625
Software — 19.0%
Alarm.com Holdings, Inc. (United States) (a)*	80,000	3,808,000
Everbridge, Inc. (United States)*	60,000	5,172,000
Paycom Software, Inc. (United States)*	70,000	17,508,400
Paylocity Holding Corp. (United States)*	131,000	14,307,820
Splunk, Inc. (United States)*	87,000	9,728,340
		50,524,560
Specialty Retail — 1.7%
Tractor Supply Co. (United States)	44,800	4,564,224
Trading Companies & Distributors — 5.0%
Fastenal Co. (United States) (a)	193,500	5,924,970
Watsco, Inc. (United States) (a)	45,000	7,359,750
		13,284,720
Total Common Stocks (Cost $152,740,729)		261,078,523

See Notes to Financial Statements.

18

MFAM Mid-Cap Growth Fund
Schedule of Investments (concluded)
August 31, 2019

	Number of Shares	Value (Note 2)

Investments Purchased with Proceeds from Securities Lending Collateral — 23.2%
Mount Vernon Liquid Assets Portfolio, LLC, 2.27%	61,809,204	$61,809,204
Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $61,809,204)		61,809,204

Short-Term Investments — 2.3%
U.S. Bank Money Market Deposit Account, 2.11% (United States) (b)	6,072,753	6,072,753
Total Short-Term Investments (Cost $6,072,753)		6,072,753

Total Investments (Cost $220,622,686) — 123.3%		328,960,480
Liabilities in Excess of Other Assets — (23.3)%		(62,132,412)
NET ASSETS — 100.0%
(Applicable to 10,985,413 shares outstanding)		$266,828,068

*	Non-income producing security.
(a)	All or a portion of the security is on loan. At August 31, 2019, the market value of securities on loan was $60,815,473.
(b)	The rate shown is as of August 31, 2019.

See Notes to Financial Statements.

19

MFAM Funds
STATEMENTS of Assets and Liabilities
August 31, 2019

	MFAM Global Opportunities Fund	MFAM Mid-Cap Growth Fund
ASSETS
Investments in securities of unaffiliated issuers, at value^ (cost $293,624,628 and $152,740,729 respectively)	$479,965,878	$261,078,523
Investments purchased with proceeds from securities lending collateral (cost $39,823,962 and $61,809,204 respectively)	39,823,962	61,809,204
Short-term investments, at value (cost $11,315,239 and $6,072,753, respectively)	11,315,239	6,072,753
Foreign currency, at value (cost $345,870 and $0, respectively)	337,609	—
Receivables for:
Dividends and tax reclaims	398,906	144,033
Shares of beneficial interest sold	152,475	40,153
Investments sold	13,337	—
Prepaid expenses and other assets	40,500	23,282
Total assets	532,047,906	329,167,948

LIABILITIES
Payables for:
Securities lending collateral (see Note 6)	39,823,962	61,809,204
Advisory fees	345,133	186,389
Shareholder service fee	334,902	194,572
Shares of beneficial interest redeemed	238,239	77,129
Other accrued expenses and liabilities	86,109	72,586
Total liabilities	40,828,345	62,339,880
Net assets	$491,219,561	$266,828,068

NET ASSETS CONSIST OF:
Par value	$19,646	$10,985
Paid-in-capital	283,721,883	151,174,357
Total distributable earnings/(losses)	207,478,032	115,642,726
Net assets	$491,219,561	$266,828,068

NET ASSET VALUE:
Investor Shares:
Net assets applicable to capital shares outstanding	$398,459,160	$237,622,798
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	15,948,930	9,792,181
Net asset value, offering and redemption price per share	$24.98	$24.27

Institutional Shares:
Net assets applicable to capital shares outstanding	$92,760,401	$29,205,270
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	3,697,209	1,193,233
Net asset value, offering and redemption price per share	$25.09	$24.48

^ Includes market value of securities on loan	$38,734,299	$60,815,473

The accompanying notes are an integral part of these financial statements.

20

MFAM Funds
Statements of Operations
for the year ended August 31, 2019

	MFAM Global Opportunities Fund	MFAM Mid-Cap Growth Fund
INVESTMENT INCOME
Dividends	$5,269,645	$2,832,550
Less foreign taxes withheld	(317,724)	—
Securities lending income	124,792	130,703
Total investment income	5,076,713	2,963,253

EXPENSES
Advisory fees	3,771,657	2,396,553
Shareholder service fees - Investor Shares	439,287	289,894
Administration and accounting services fees	163,728	102,945
Transfer agent fees and shareholder account services	127,085	103,393
Legal fees	67,629	39,457
Custodian fees	57,261	8,998
Registration and filing fees	54,307	55,351
Printing and shareholder reporting fees	38,338	30,228
Officer fees	37,931	21,595
Director fees	29,259	15,055
Audit and tax service fees	14,876	21,469
Other expenses	39,190	35,656
Total expenses	4,840,548	3,120,594
Expense fees waived/reimbursed net of amount recaptured	(85,701)	(61,733)
Net expenses after waivers/reimbursements	4,754,847	3,058,861
Net investment income/(loss)	321,866	(95,608)

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from:
Investments	26,578,849	10,362,234
Foreign currency transactions	(31,594)	—
Net change in unrealized appreciation/(depreciation) on:
Investments	(9,132,774)	(33,172,145)
Foreign currency translation	1,379	—
Net realized and unrealized gain/(loss)	17,415,860	(22,809,911)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$17,737,726	$(22,905,519)

The accompanying notes are an integral part of these financial statements.

21

MFAM Global Opportunities Fund
Statements of Changes in Net Assets

	FOR THE YEAR ENDED AUGUST 31, 2019	FOR THE YEAR ENDED AUGUST 31, 2018(3)
OPERATIONS
Net investment income/(loss)	$321,866	$(181,076)
Net realized gain/(loss) from investments and foreign currency transactions	26,547,255	28,035,141
Net change in unrealized appreciation/(depreciation) on investments, foreign currency translation and assets and liabilities denominated in foreign currencies	(9,131,395)	59,944,229
Net increase/(decrease) in net assets resulting from operations	17,737,726	87,798,294
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Investor Shares	(25,506,618)	(43,115,726)
Institutional Shares	(5,479,614)	(7,996,409)
Total dividends and distributions to shareholders	(30,986,232)	(51,112,135)
CAPITAL SHARE TRANSACTIONS:
Investor Shares
Proceeds from shares sold	30,163,818	42,484,213
Proceeds from shares issued - fund reorganization (Note 8)	34,248,442	—
Reinvestment of dividends	24,943,644	42,328,884
Shares redeemed	(72,750,604)	(60,158,888)
Redemption fees (1)	—	8,008
Total from Investor Shares	16,605,300	24,662,217
Institutional Shares
Proceeds from shares sold	19,592,058	11,443,903
Reinvestment of dividends	5,390,526	7,910,044
Shares redeemed	(9,304,532)	(6,961,572)
Redemption fees (1)	—	262
Total from Institutional Shares	15,678,052	12,392,637
Net increase/(decrease) in net assets from capital share transactions	32,283,352	37,054,854
Total increase/(decrease) in net assets	19,034,846	73,741,013
NET ASSETS:
Beginning of period	$472,184,715	$398,443,702
End of period (2)	$491,219,561	$472,184,715

(1)	Effective December 31, 2017, the Fund eliminated the redemption fee.
(2)	Including undistributed/accumulated net investment income/(loss).
(3)

The following information was previously reported on the August 31, 2018 financial statements. See Note 7 for more details on the Securities and Exchange Commission’s (“SEC”) Final Rule on Disclosure Update and Simplification. Dividends and distributions to shareholders during the year ended August 31, 2018, and undistributed/accumulated net investment income/(loss) as of August 31, 2018, were as follows:

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net Investment Income
Investor Shares	$(740,296)
Institutional Shares	(84,137)
Total net investment income	$(824,433)
Net realized capital gains
Investor Shares	$(42,375,430)
Institutional Shares	(7,912,272)
Total net realized capital gains	$(50,287,702)
Undistributed/accumulated net investment income/(loss)	$—

The accompanying notes are an integral part of these financial statements.

22

MFAM Global Opportunities Fund
Statements of Changes in Net Assets (CONCLUDED)

	FOR THE YEAR ENDED AUGUST 31, 2019	FOR THE YEAR ENDED AUGUST 31, 2018
SHARE TRANSACTIONS:
Investor Shares
Shares sold	1,263,891	1,726,902
Shares issued - fund reorganization (Note 8)	1,324,511	—
Shares reinvested	1,243,452	1,874,618
Shares redeemed	(3,061,321)	(2,447,827)
Net increase/(decrease) in shares	770,533	1,153,693

Institutional Shares
Shares sold	780,843	458,054
Shares reinvested	267,919	349,692
Shares redeemed	(392,999)	(282,356)
Net increase/(decrease) in shares	655,763	525,390

The accompanying notes are an integral part of these financial statements.

23

MFAM Mid-Cap Growth Fund
Statements of Changes in Net Assets

	FOR THE YEAR ENDED AUGUST 31, 2019	FOR THE YEAR ENDED AUGUST 31, 2018(3)
OPERATIONS
Net investment income/(loss)	$(95,608)	$(582,238)
Net realized gain/(loss) from investments and foreign currency transactions	10,362,234	13,478,362
Net change in unrealized appreciation/(depreciation) on investments, foreign currency translation, and assets and liabilities denominated in foreign currencies	(33,172,145)	60,454,237
Net increase/(decrease) in net assets resulting from operations	(22,905,519)	73,350,361
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Investor Shares	(12,316,953)	(12,858,211)
Institutional Shares	(1,326,095)	(1,293,569)
Total dividends and distributions to shareholders	(13,643,048)	(14,151,780)
CAPITAL SHARE TRANSACTIONS:
Investor Shares
Proceeds from shares sold	14,948,879	69,130,104
Reinvestment of dividends	12,059,665	12,578,509
Shares redeemed	(59,835,799)	(42,324,699)
Redemption fees (1)	—	3,475
Total from Investor Shares	(32,827,255)	39,387,389
Institutional Shares
Proceeds from shares sold	4,273,474	5,927,695
Reinvestment of dividends	1,319,604	1,293,568
Shares redeemed	(3,619,952)	(2,345,507)
Redemption fees (1)	—	—
Total from Institutional Shares	1,973,126	4,875,756
Net increase/(decrease) in net assets from capital share transactions	(30,854,129)	44,263,145
Total increase/(decrease) in net assets	(67,402,696)	103,461,726
NET ASSETS:
Beginning of period	$334,230,764	$230,769,038
End of period (2)	$266,828,068	$334,230,764

(1)	Effective December 31, 2017, the Fund eliminated the redemption fee.
(2)	Including undistributed/accumulated net investment income/(loss).
(3)

The following information was previously reported on the August 31, 2018 financial statements. See Note 7 for more details on the SEC’s Final Rule on Disclosure Update and Simplification. Dividends and distributions to shareholders during the year ended August 31, 2018, and undistributed/accumulated net investment income/(loss) as of August 31, 2018, were as follows:

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net Investment Income
Investor Shares	$—
Institutional Shares	—
Total net investment income	$—
Net realized capital gains
Investor Shares	$(12,858,211)
Institutional Shares	(1,293,569)
Total net realized capital gains	$(14,151,780)
Undistributed/accumulated net investment income/(loss)	$(438,175)

The accompanying notes are an integral part of these financial statements.

24

MFAM Mid-Cap Growth Fund
Statements of Changes in Net Assets (CONCLUDED)

	FOR THE YEAR ENDED AUGUST 31, 2019	FOR THE YEAR ENDED AUGUST 31, 2018
SHARE TRANSACTIONS:
Investor Shares
Shares sold	618,514	2,730,967
Shares reinvested	591,450	520,849
Shares redeemed	(2,534,744)	(1,683,331)
Net increase/(decrease) in shares	(1,324,780)	1,568,485

Institutional Shares
Shares sold	171,612	230,304
Shares reinvested	64,246	53,255
Shares redeemed	(154,018)	(92,122)
Net increase/(decrease) in shares	81,840	191,437

The accompanying notes are an integral part of these financial statements.

25

MFAM Global Opportunities Fund
Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	YEARs ENDED AUGUST 31,		Fiscal Period Ended August 31,		Years Ended October 31,
Investor Shares	2019	2018	2017(1)(2)		2016	2015	2014
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$25.91	$24.09	$20.36		$20.32	$21.00	$19.24
Net investment income/(loss)(3)	0.01	(0.02)	0.03		0.04	0.05	0.11
Net realized and unrealized gain/(loss) from investments	0.79	4.94	4.30		0.01	(0.29)	1.87
Net increase/(decrease) in net assets resulting from operations	0.80	4.92	4.33		0.05	(0.24)	1.98
Dividends and distributions to shareholders from:
Net investment income	—	(0.05)	(0.04)		— *	(0.11)	(0.04)
Net realized capital gains	(1.73)	(3.05)	(0.56)		(0.01)	(0.33)	(0.18)
Total dividends and distributions to shareholders	(1.73)	(3.10)	(0.60)		(0.01)	(0.44)	(0.22)
Redemption and small-balance account fees	—	— *	—	*	— *	— *	— *
Net asset value, end of period	$24.98	$25.91	$24.09		$20.36	$20.32	$21.00
Total investment return/(loss)(4)	4.74%	22.32%	21.91	%(5)	0.25%	(1.13)%	10.43%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands)	$398,459	$393,197	$337,821		$353,118	$393,611	$413,624
Ratio of expenses to average net assets	1.10%	1.06%	1.15	%(6)	1.14%	1.15%	1.26%
Ratio of expenses to average net assets (before waivers and reimbursement of expenses and/or recapture of previously waived fees)	1.11%	1.06%	1.15	%(6)	1.14%	1.13%	1.23%
Ratio of net investment income/(loss) to average net assets	0.05%	(0.06)%	0.18	%(6)	0.20%	0.23%	0.55%
Ratio of net investment income/(loss) to average net assets (before waivers and reimbursement of expenses and/or recapture of previously waived fees)	0.04%	(0.06)%	0.18	%(6)	0.20%	0.25%	0.59%
Portfolio turnover rate	11%	15%	38	%(5)	26%	21%	24%

*	Amount represents less than $0.005 per share.
(1)	The Fund changed its fiscal year end to August 31 during the period.
(2)

Effective as of December 21, 2016, the Fund acquired all the assets and liabilities of the Motley Fool Global Opportunities Fund, a series of The Motley Fool Funds Trust (the “Predecessor Fund”). The financial highlights for the periods prior to that date reflect the performances of the Predecessor Fund.

(3)	Per share data calculated using average shares outstanding method.
(4)

Total investment return/(loss) reflects the rate an investor would have earned on an investment in the Fund during the period. During the year ended October 31, 2013, 0.06% of the Fund’s total investment return was attributable to redemption and small-balance account fees received. Excluding this item, the total return would have been 25.08%. For the year ended August 31, 2018, the fiscal period ended August 31, 2017 and the years ended October 31, 2016, October 31, 2015 and October 31, 2014, redemption and small-balance account fees received had no effect on the Fund’s Investor Shares total investment return.

(5)	Not annualized.
(6)	Annualized.

The accompanying notes are an integral part of these financial statements.

26

MFAM Global Opportunities Fund
Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	YEARs ENDED AUGUST 31,		Fiscal Period Ended August 31,		Years Ended October 31,		Period Ended October 31,
Institutional Shares	2019	2018	2017(1)(2)		2016	2015	2014(3)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$25.97	$24.09	$20.40		$20.35	$21.01	$20.36
Net investment income/(loss)(4)	0.05	0.02	0.09		0.08	0.10	0.03
Net realized and unrealized gain/(loss) from investments	0.80	4.94	4.25		0.02	(0.31)	0.62
Net increase/(decrease) in net assets resulting from operations	0.85	4.96	4.34		0.10	(0.21)	0.65
Dividends and distributions to shareholders from:
Net investment income	—	(0.03)	(0.09)		(0.04)	(0.12)	—
Net realized capital gains	(1.73)	(3.05)	(0.56)		(0.01)	(0.33)	—
Total dividends and distributions to shareholders	(1.73)	(3.08)	(0.65)		(0.05)	(0.45)	—
Redemption and small-balance account fees	—	— *	—	*	— *	— *	—	*
Net asset value, end of period	$25.09	$25.97	$24.09		$20.40	$20.35	$21.01
Total investment return/(loss)(5)	4.94%	22.48%	21.97	%(6)	(0.47)%	(0.97)%	3.19	%(6)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands)	$92,760	$78,987	$60,623		$7,243	$7,726	$4,038
Ratio of expenses to average net assets	0.95%	0.95%	0.95	%(7)	0.95%	0.95%	0.95	%(7)
Ratio of expenses to average net assets (before waivers and reimbursement of expenses and/or recapture of previously waived fees)	0.99%	1.06%	1.17	%(7)	2.12%	2.14%	3.78	%(7)
Ratio of net investment income/(loss) to average net assets	0.19%	0.07%	0.48	%(7)	0.39%	0.46%	0.39	%(7)
Ratio of net investment income/(loss) to average net assets (before waivers and reimbursement of expenses and/or recapture of previously waived fees)	0.15%	(0.04)%	0.26	%(7)	(0.78)%	0.73%	(2.43	)%(7)
Portfolio turnover rate	11%	15%	38	%(6)	26%	21%	24	%(6)

*	Amount represents less than $0.005 per share.
(1)	The Fund changed its fiscal year end to August 31 during the period.
(2)

Effective as of December 21, 2016, the Fund acquired all the assets and liabilities of the Motley Fool Global Opportunities Fund, a series of The Motley Fool Funds Trust (the “Predecessor Fund”). The financial highlights for the periods prior to that date reflect the performances of the Predecessor Fund.

(3)	Commenced operations on June 17, 2014. Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.
(4)	Per share data calculated using average shares outstanding method.
(5)

Total investment return/(loss) reflects the rate an investor would have earned on an investment in the Fund during the period. Redemption and small-balance account fees received had no effect on the Fund’s Institutional Shares total investment return.

(6)	Not annualized.
(7)	Annualized.

The accompanying notes are an integral part of these financial statements.

27

MFAM Mid-Cap Growth Fund
Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	YEARs ENDED AUGUST 31,		Fiscal Period Ended August 31,		Years Ended October 31,
Investor Shares	2019	2018	2017(1)(2)		2016	2015	2014
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$27.32	$22.04	$18.29		$18.72	$18.59	$17.25
Net investment income/ (loss)(3)	(0.01)	(0.06)	(0.05)		(0.05)	0.03	0.07
Net realized and unrealized gain/(loss) from investments	(1.88)	6.69	3.80		(0.35)	0.14	1.51
Net increase/(decrease) in net assets resulting from operations	(1.89)	6.63	3.75		(0.40)	0.17	1.58
Dividends and distributions to shareholders from:
Net investment income	—	—	—		(0.03)	(0.04)	(0.03)
Net realized capital gains	(1.16)	(1.35)	—		—	—	(0.22)
Total dividends and distributions to shareholders	(1.16)	(1.35)	—		(0.03)	(0.04)	(0.25)
Redemption and small-balance account fees	—	— *	—	*	— *	— *	0.01
Net asset value, end of period	$24.27	$27.32	$22.04		$18.29	$18.72	$18.59
Total investment return/(loss)(4)	(6.13)%	30.88%	20.50	%(5)	(2.15)%	0.91%	9.35%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands)	$237,623	$303,669	$210,404		$205,149	$238,482	$231,600
Ratio of expenses to average net assets	1.10%	1.12%	1.15	%(6)	1.15%	1.15%	1.27%
Ratio of expenses to average net assets (before waivers and reimbursement of expenses and/or recapture of previously waived fees)	1.12%	1.06%	1.16	%(6)	1.17%	1.16%	1.30%
Ratio of net investment income/(loss) to average net assets	(0.05)%	(0.22)%	(0.30	)%(6)	(0.29)%	0.17%	0.38%
Ratio of net investment income/(loss) to average net assets (before waivers and reimbursement of expenses and/or recapture of previously waived fees)	(0.07)%	(0.16)%	(0.31	)%(6)	(0.31)%	0.17%	0.36%
Portfolio turnover rate	4%	19%	24	%(5)	21%	30%	18%

*	Amount represents less than $0.005 per share.
(1)	The Fund changed its fiscal year end to August 31 during the period.
(2)

Effective as of December 21, 2016, the Fund acquired all the assets and liabilities of the Motley Fool Small-Mid Cap Growth Fund, a series of The Motley Fool Funds Trust (the “Predecessor Fund”). The financial highlights for the periods prior to that date reflect the performances of the Predecessor Fund.

(3)	Per share data calculated using average shares outstanding method.
(4)

Total investment return/(loss) reflects the rate an investor would have earned on an investment in the Fund during the period. For the year ended October 31, 2014, 0.06% of the Fund’s Investor Shares total investment return was attributable to redemption and small-balance account fees received. Excluding this item, the total investment return would have been 9.29%. For the year ended August 31, 2018, the fiscal period ended August 31, 2017 and years ended October 31, 2016 and October 31, 2015, redemption and small-balance account fees received had no effect on the Fund’s Investor Shares total investment return.

(5)	Not annualized.
(6)	Annualized.

The accompanying notes are an integral part of these financial statements.

28

MFAM Mid-Cap Growth Fund
Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	YEARs ENDED AUGUST 31,		Fiscal Period Ended August 31,		Years Ended October 31,		Period Ended October 31,
Institutional Shares	2019	2018	2017(1)(2)		2016	2015	2014(3)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$27.50	$22.14	$18.34		$18.75	$18.61	$17.94
Net investment income/(loss)(4)	0.02	(0.01)	(0.03)		(0.02)	0.07	0.02
Net realized and unrealized gain/(loss) from investments	(1.88)	6.72	3.83		(0.33)	0.13	0.65
Net increase/(decrease) in net assets resulting from operations	(1.86)	6.71	3.80		(0.35)	0.20	0.67
Dividends and distributions to shareholders from:
Net investment income	—	—	—		(0.06)	(0.06)	—
Net realized capital gains	(1.16)	(1.35)	—		—	—	—
Total dividends and distributions to shareholders	(1.16)	(1.35)	—		(0.06)	(0.06)	—
Redemption and small-balance account fees	—	— *	—	*	— *	— *	—	*
Net asset value, end of period	$24.48	$27.50	$22.14		$18.34	$18.75	$18.61
Total investment return/(loss)(5)	(5.97)%	31.10%	20.72	%(6)	(1.89)%	1.04%	3.73	%(6)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands)	$29,205	$30,562	$20,365		$5,502	$7,010	$2,798
Ratio of expenses to average net assets	0.95%	0.95%	0.95	%(7)	0.95%	0.95%	0.95	%(7)
Ratio of expenses to average net assets (before waivers and reimbursement of expenses and/or recapture of previously waived fees)	0.98%	1.17%	1.47	%(7)	2.40%	2.45%	4.93	%(7)
Ratio of net investment income/(loss) to average net assets	0.10%	(0.05)%	(0.15	)%(7)	(0.08)%	0.35%	0.27	%(7)
Ratio of net investment income/(loss) to average net assets (before waivers and reimbursement of expenses and/or recapture of previously waived fees)	0.07%	(0.26)%	(0.67	)%(7)	(1.53)%	(1.15)%	(3.71	)%(7)
Portfolio turnover rate	4%	19%	24	%(6)	21%	30%	18	%(6)

*	Amount represents less than $0.005 per share.
(1)	The Fund changed its fiscal year end to August 31 during the period.
(2)

Effective as of December 21, 2016, the Fund acquired all the assets and liabilities of the Motley Fool Small-Mid Cap Growth Fund, a series of The Motley Fool Funds Trust (the “Predecessor Fund”). The financial highlights for the periods prior to that date reflect the performances of the Predecessor Fund.

(3)	Commenced operations on June 17, 2014. Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.
(4)	Per share data calculated using average shares outstanding method.
(5)

Total investment return/(loss) reflects the rate an investor would have earned on an investment in the Fund during the period. Redemption and small-balance account fees received had no effect on the Fund’s Institutional Shares total investment return.

(6)	Not annualized.
(7)	Annualized.

The accompanying notes are an integral part of these financial statements.

29

MFAM FUNDS

Notes to Financial Statements

August 31, 2019

1. Organization AND SIGNIFICANT ACCOUNTING POLICIES

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has thirty-three separate investment portfolios, including the MFAM Global Opportunities Fund (“Global Opportunities Fund”) (formerly known as Motley Fool Global Opportunities Fund) and MFAM Mid-Cap Growth Fund (“Mid-Cap Growth Fund”) (formerly known as MFAM Small-Mid Cap Growth Fund) (each a “Fund” and together the “Funds”), which became series of RBB at the close of business on December 21, 2016. On July 12, 2019, the MFAM Emerging Markets Fund (the “Emerging Markets Fund”) was reorganized into the Global Opportunities Fund. More information about this reorganization is available in Note 8. As of August 31, 2019, the Global Opportunities Fund and Mid-Cap Growth Fund each offer two classes of shares, Investor and Institutional.

RBB has authorized capital of one hundred billion shares of common stock of which 87.423 billion shares are currently classified into one hundred and eighty-five classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

Prior to December 21, 2016, the Funds were diversified series (the “Predecessor Funds”) of The Motley Fool Funds Trust (the “Trust”), an open-end management investment company (or mutual fund) organized on November 7, 2008, as a statutory trust under the laws of the State of Delaware. Each of the Predecessor Funds was reorganized into a corresponding Fund on December 21, 2016 (the “Reorganization”). As a result of the Reorganization, the performance and accounting history of each Predecessor Fund was assumed by its corresponding Fund. Performance and accounting information prior to December 21, 2016 included herein is that of the relevant Predecessor Fund.

The investment objective of each Fund is to achieve long-term capital appreciation. The Global Opportunities Fund pursues its objective by investing primarily in common stocks of United States companies and of companies that are organized under the laws of other countries around the world. The Mid-Cap Growth Fund pursues its objective by investing primarily in common stocks of companies that are organized in the United States and that are engaged in a broad range of industries.

Each Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services - Investment Companies”.

The end of the reporting period for the Funds is August 31, 2019, and the period covered by these Notes to Financial Statements is the fiscal period ended August 31, 2019 (the “current fiscal period”).

PORTFOLIO VALUATION — Each Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Funds are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. Such procedures use fundamental valuation methods, which may include, but are not limited to, an analysis of the effect of any restrictions on the resale of the security, industry analysis and trends, significant changes in the issuer’s financial position, and any other event which could have a significant impact on the value of the security. Determination of fair value involves subjective judgment as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction, and the difference between the recorded fair value and the value that would be received in a sale could be significant. The Funds may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Funds

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value their securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Funds may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

FAIR VALUE MEASUREMENTS — The inputs and valuation techniques used to measure the fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

●	Level 1 – Prices are determined using quoted prices in active markets for identical securities.

●	Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 – Prices are determined using significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

You’d think that it would be easy to determine what a share of the Fund is worth – just add up the value of everything it holds, and then divide by the number of shares. It’s not that simple, though. Some foreign markets have different operating hours (when it’s daytime in Chicago, for example, it is night in Shanghai). That means that when we calculate a Fund’s value at the end of the day, the market quotations for some of the securities held by the Fund could be several hours old, and intervening events may have affected what the stocks are worth. In addition, characteristics of the relevant markets and stocks might, in some cases, cast doubt on a particular valuation. For these reasons, we may rely on a pricing service to determine the value of particular securities. It is possible that when a Fund buys or sells the securities, the price on the real market will be different from the value used for the fair-value pricing.

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Funds’ investments carried at fair value:

GLOBAL OPPORTUNITIES FUND

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE^
Common Stocks	$479,965,878	$389,143,964	$90,821,914	$—	$—
Investments Purchased with Proceeds From Securities Lending Collateral	39,823,962	—	—	—	39,823,962
Short-Term Investments	11,315,239	11,315,239	—	—	—
Total Investments*	$531,105,079	$400,459,203	$90,821,914	$—	$39,823,962

31

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MID-CAP GROWTH FUND

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE^
Common Stocks	$261,078,523	$261,078,523	$—	$—	$—
Investments Purchased with Proceeds From Securities Lending Collateral	61,809,204	—	—	—	61,809,204
Short-Term Investments	6,072,753	6,072,753	—	—	—
Total Investments*	$328,960,480	$267,151,276	$—	$—	$61,809,204

*	Please refer to the Schedule of Investments for further details.
^

Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires each Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only if a Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for Level 3 transfers in and out of each level is disclosed when a Fund had an amount of total Level 3 transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

The Funds did not have any Level 3 transfers during the current fiscal period.

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — The Funds record security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income (including amortization of premiums and accretion of discounts) is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Funds’ investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred on behalf of a specific class, fund or fund family of the Company are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB

32

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August 31, 2019

funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Funds.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Each Fund pays dividends from its net investment income and distributes any net capital gains that it realizes. Dividends and capital gains distributions are generally paid once a year and as required to comply with federal excise tax requirements. Distributions to shareholders are determined in accordance with tax regulations and recorded on ex dividend date. All dividends and other distributions will be reinvested in Fund shares unless a shareholder chooses either to (1) receive dividends in cash, while reinvesting capital gains distributions in additional Fund shares; or (2) receive all distributions in cash. Additionally, each Fund reports details of distribution-related transactions on quarterly account statements. You may not receive a separate confirmation statement for these transactions.

When a Fund pays a dividend or other distribution, its net asset value (NAV) per share will decline by the per-share amount of the distribution. Investors are no poorer for this “distribution drop,” however. As this section explains, investors may elect to reinvest their dividend and distribution payments. Doing so would allow them to acquire additional shares at the post-distribution NAV per share. They may also choose to receive a check in the amount of their portion of the dividend or distribution.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is each Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

CASH AND CASH EQUIVALENTS — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

OTHER — In the normal course of business, the Funds may enter into contracts that provide general indemnifications. Each Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

FOREIGN CURRENCY TRANSLATION — The books and records of the Funds are maintained in U.S. dollars as follows: (1) the values of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales and income are translated at the rates of exchange prevailing on the respective dates of such transactions. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement from foreign currency transactions are reported in the Statements of Operations for the current period. The Funds do not isolate the portion of gains and losses on investments.

2. Investment Policies and Practices

The sections below describe some of the different types of investments that may be made by the Funds and the investment practices in which the Funds may engage.

When we say that the Funds may invest in other types of securities and in other asset classes, the “may” is well worth emphasizing, as the Funds’ primary focus is the common stocks of companies that the Adviser believes are both high-quality and available at a reasonable price.

FOREIGN SECURITIES — The Global Opportunities Fund and the Mid-Cap Growth Fund may invest, in equity and fixed-income securities of foreign companies, including companies located in both developed and emerging-market countries. Investment in foreign securities may include the purchase of American Depositary Receipts (“ADRs”) and other depositary receipts (European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”)) that represent indirect interests

33

MFAM FUNDS

Notes to Financial Statements (continued)

August 31, 2019

in securities of foreign issuers. A significant portion of a Fund’s exposure to foreign investments may be composed of such investments. Investments in foreign securities are affected by risk factors generally not associated with investments in the securities of U.S. companies in the U.S. With respect to such securities, there may be more limited information publicly available concerning the issuer than would be the case with respect to domestic securities, foreign issuers may use different accounting standards, and foreign trading markets may not be as liquid as are U.S. markets. Foreign securities also involve such risks as currency risks, possible imposition of withholding or confiscatory taxes, possible currency transfer restrictions, expropriation or other adverse political or economic developments, and the difficulty of enforcing obligations in other countries. These risks may be greater in emerging-market countries and in less-developed countries.

If a Fund holds a foreign stock, and the stock is traded on a foreign exchange, with its price denominated in that foreign currency, the value of the stock will change, for the Fund, whenever the relative value of the U.S. dollar and that foreign currency change. To take an imaginary example, if the Fund holds shares in Ruritania Telecom, traded on the Ruritanian Stock Exchange, those shares will be worth more to the Fund if the value of the Ruritanian ploof increases against the U.S. dollar, and vice versa, all other things being equal.

The purchase of securities denominated in foreign currencies will subject the value of the Funds’ investments in those securities to fluctuations caused by changes in foreign exchange rates. To hedge against the effects of changes in foreign exchange rates, the Funds may enter into forward foreign currency exchange contracts (“forward contracts”). These contracts represent agreements to exchange an amount of currency at an agreed-upon future date and rate. The Funds will generally use forward contracts only to “lock in” the price in U.S. dollars of a foreign security that a Fund plans to purchase or to sell. In certain limited cases, it may use such contracts to hedge against an anticipated substantial decline in the price of a foreign currency against the U.S. dollar that would adversely affect the U.S. dollar value of foreign securities held by the Fund. Forward contracts will not be used in all cases and, in any event, cannot completely protect the Funds against all changes in the values of foreign securities resulting from fluctuations in foreign exchange rates. The Funds will not enter into a forward contract if, as a result, forward contracts would represent more than 20% of a Fund’s total assets. For hedging purposes, the Funds may also use options on foreign currencies, which expose the Funds to certain risks.

Some foreign securities are traded in the U.S. in the form of ADRs. ADRs are receipts typically issued by a U.S. bank or company evidencing ownership of the underlying securities of foreign issuers. EDRs and GDRs are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts generally involve the same risks as other investments in foreign securities. However, holders of ADRs and other depositary receipts may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.

TYPES OF FIXED-INCOME SECURITIES — A Fund may invest in bonds and other types of debt obligations of U.S. and foreign issuers. Fixed income securities purchased by a Fund may include, among others, bonds, notes, and debentures issued by corporations; debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities (“U.S. Government Securities”); municipal securities; mortgage-backed and asset-backed securities; and debt securities issued or guaranteed by foreign governments, their agencies, instrumentalities, or political subdivisions, or by government-owned, -controlled, or -sponsored entities, including central banks. These investments also include money market instruments and other types of obligations. Investors should recognize that, although securities ratings issued by Standard & Poor’s® Ratings Services (“S&P”), a division of The McGraw-Hill Companies, Inc., and Moody’s Investors Services©, Inc. (“Moody’s”), provide a generally useful guide as to credit risks, they do not offer any criteria to evaluate interest rate risk. Changes in interest rate levels generally cause fluctuations in the prices of fixed-income securities and will, therefore, cause fluctuations in the NAV per share of a Fund. Subsequent to the purchase of a fixed-income security by a Fund, the ratings or credit quality of such security may deteriorate. Any such subsequent adverse changes in the rating or quality of a security held by a Fund would not require a Fund to sell the security.

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August 31, 2019

PARTICIPATORY NOTES — A participatory note, as used by a Fund, is an instrument used by investors to obtain exposure to an equity investment, including common stocks and warrants, in a local market where direct ownership is not permitted (or is impractical.) In countries where direct ownership by a foreign investor, such as a Fund, is not allowed by local law, such as Saudi Arabia, an investor may gain exposure to the market through a participatory note, which derives its value from a group of underlying equity securities. A participatory note is intended (disregarding the effect of any fees and expenses) to reflect the performance of the underlying equity securities on a one-to-one basis so that investors will not normally gain more in absolute terms than they would have made had they invested in the underlying securities directly, and will not normally lose more than they would have lost had they invested in the underlying securities directly.

In addition to providing access to otherwise closed markets, participatory notes can also provide a less expensive option to direct investment (where ownership by foreign investors is permitted) by reducing registration and transaction costs in acquiring and selling local registered shares. The Funds’ investment manager also believes that participatory notes can offer greater liquidity in markets that restrict the ability of the Funds to dispose of an investment by either restricting transactions by size or requiring registration and/or regulatory approvals.

The purchase of participatory notes involves risks that are in addition to the risks normally associated with a direct investment in the underlying securities. The Fund is subject to the risk that the issuer of the participatory note (i.e., the issuing bank or broker-dealer), which is the only responsible party under the note, is unable or refuses to perform under the terms of the participatory note, also known as counterparty risk.

While the holder of a participatory note is entitled to receive from the bank or broker-dealer any dividends or other distributions paid on the underlying securities, the holder is not entitled to the same rights as an owner of the underlying securities, such as voting rights.

Participatory notes may not be traded on exchanges, are privately issued, and may be illiquid. To the extent a participatory note is determined to be illiquid, it would be subject to the Fund’s limitation on investments in illiquid securities. There can be no assurance that the trading price or value of participatory notes will equal the value of the underlying value of the equity securities they seek to replicate.

REAL ESTATE INVESTMENT TRUSTS — Real estate investment trusts (“REITs”) are pooled investment vehicles that manage a portfolio of real estate or real estate-related loans to earn profits for their shareholders. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of the borrower on any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property type, and are subject to heavy cash-flow dependency, default by borrowers, and self-liquidation. REITs must also meet certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”), to avoid entity level tax and be eligible to pass through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the 1940 Act. REITs are also subject to the risks of changes in the Code, affecting their tax status.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable-rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which a REIT may not have control over its investments. REITs may use significant amounts of leverage.

35

MFAM FUNDS

Notes to Financial Statements (continued)

August 31, 2019

REITs often do not provide complete tax information until after the end of the calendar year. Consequently, because of the delay, it may be necessary for a Fund, if invested in REITs, to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. Alternatively, amended Forms 1099-DIV may be sent. During the current fiscal period, the Global Opportunities Fund and Mid-Cap Growth Fund invested in REITs.

TEMPORARY INVESTMENTS — During periods of adverse market or economic conditions, a Fund may temporarily invest all or a substantial portion of its assets in high-quality, fixed-income securities, money market instruments, and shares of money market mutual funds, or it may hold cash. At such times, a Fund would not be pursuing its stated investment objective with its usual investment strategies. A Fund may also hold these investments for liquidity purposes. Fixed-income securities will be deemed to be of high quality if they are rated “A” or better by S&P or Moody’s or, if unrated, are determined to be of comparable quality by the Adviser. Money market instruments are high-quality, short-term fixed income obligations (which generally have remaining maturities of one year or less), and may include U.S. Government Securities, commercial paper, certificates of deposit and banker’s acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements for US. Government Securities. In lieu of purchasing money market instruments, a Fund may purchase shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements involving those securities, subject to certain limitations imposed by the 1940 Act. A Fund, as an investor in a money market fund, will indirectly bear the fees and expenses of the money market fund. These indirect fees and expenses will be in addition to the fees and expenses of the Funds. Repurchase agreements involve certain risks not associated with direct investments in debt securities.

3. INVESTMENT adviser and other services

Each Fund pays all of its expenses other than those expressly assumed by Motley Fool Asset Management (“MFAM” or the “Adviser”). Expenses of each Fund are deducted from the Funds’ total income before dividends are paid. Subject to the supervision of the Board, the Adviser manages the overall investment operations of the Funds in accordance with the Funds’ investment objective and policies and formulates a continuing investment strategy for the Funds pursuant to the terms of the Investment Advisory Agreement between the Adviser and the Company on behalf of the Funds. The Adviser is a wholly-owned subsidiary of Motley Fool Investment Management, LLC, which is a wholly owned subsidiary of The Motley Fool Holdings Inc. (“TMF Holdings”), a multimedia financial-services holding company that also owns The Motley Fool, LLC, which publishes investment information and analysis across a wide range of media, including investment newsletter services, websites, and books. TMF Holdings is controlled by David Gardner and Tom Gardner, along with other private shareholders. Each Fund compensates the Adviser for its services at an annual rate based on each Fund’s average daily net assets (the “Advisory Fee”), payable on a monthly basis in arrears, as shown in the following table.

The Adviser has contractually agreed to pay, waive or absorb a portion of the operating expenses of each Fund’s share classes to the extent that total annual Fund operating expenses of the Investor and Institutional Shares of each Fund (as applicable) (excluding certain items discussed below) exceed the rates (“Expense Caps”) shown in the following table of each Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed the Expense Caps as applicable: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes. This contractual limitation is in effect until December 31, 2020 and may not be terminated without the approval of the Board. The Adviser may discontinue these arrangements at any time after December 31, 2020.

		EXPENSE CAPS
FUND	ADVISORY FEE	INVESTOR SHARES	INSTITUTIONAL SHARES
Global Opportunities Fund	0.85%	1.15%	0.95%
Mid-Cap Growth Fund	0.85%	1.15%	0.95%

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MFAM FUNDS

Notes to Financial Statements (continued)

August 31, 2019

During the current fiscal period, investment advisory fees accrued and waived were as follows:

FUND	GROSS ADVISORY FEES	RECOUPMENT/ WAIVERS	NET ADVISORY FEES
Global Opportunities Fund	$3,771,657	$(85,701)	$3,685,956
Mid-Cap Growth Fund	2,396,553	(61,733)	2,334,820

The Adviser may recover from the Investor and Institutional Shares of each Fund fees and expenses previously paid, waived, or absorbed for a period of three years after such fees or expenses were incurred, provided that the repayments do not cause the Funds’ operating expenses (excluding brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) to exceed the expense limits of the Investor and Institutional Class, respectively, of each Fund that were in effect at the time the fees and expenses were paid, waived, or absorbed by the Adviser, as well as the expense limits that are currently in effect, if different. The Global Opportunities Fund Investor Class and Institutional Class had expense fees waived in the amount of $53,407 and $32,294 respectively. The Mid-Cap Growth Fund Investor Class and Institutional Class had expense fees waived in the amount of $52,799 and $8,934 respectively. Previously waived fees subject to future recovery by the Adviser are as follows:

	EXPIRATION
FUND	AUGUST 31, 2020	AUGUST 31, 2021	AUGUST 31, 2022	TOTAL
Global Opportunities Fund - Investor Class	$—	$—	$53,407	$53,407
Global Opportunities Fund - Institutional Class	83,548	80,089	32,294	195,931
Mid-Cap Growth Fund - Investor Class	—	—	52,799	52,799
Mid-Cap Growth Fund - Institutional Class	73,109	56,058	8,934	138,101

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as administrator for the Funds. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Funds’ transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Funds. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Foreside Funds Distributors, LLC serves as the principal underwriter and distributor of the Funds’ shares pursuant to a Distribution Agreement with RBB.

For compensation amounts paid to Fund Services and the Custodian, please refer to the Statements of Operations.

DIRECTOR AND OFFICER COMPENSATION — The Directors of the Company receive an annual retainer and meeting fees for meetings attended. Employees of Vigilant Compliance, LLC serve as President, Chief Compliance Officer and Assistant Treasurer of the Company. Vigilant Compliance, LLC is compensated for these services provided to the Company. An employee of RBB serves as Treasurer and Secretary, and is compensated for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Funds or the Company. An employee of Vigilant Compliance, LLC serves as the Chief Compliance Officer of the Adviser. Neither the Funds nor the Company compensate this individual or Vigilant Compliance, LLC for services provided to Motley Fool Asset Management. For Director and Officer compensation amounts, please refer to the Statements of Operations.

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MFAM FUNDS

Notes to Financial Statements (continued)

August 31, 2019

SHAREHOLDER SERVICING FEE — Effective February 1, 2019, the Funds have entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Adviser provides, or arranges for others to provide, certain specified shareholder services. As compensation for the provision of shareholder services, the Funds may pay servicing fees at an annual rate of 0.20% of the average daily net assets of the Investor Shares. Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Funds. The services provided by such intermediaries are primarily designed to assist shareholders of the Funds and include the furnishing of office space and equipment, telephone facilities, personnel, and assistance to the Fund in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Funds and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Funds may reasonably request. During the current fiscal period, the Funds incurred shareholder servicing fees as follows:

FUND	SHAREHOLDER SERVICING FEES
Global Opportunities Fund – Investor Shares	$439,287
Mid-Cap Growth Fund – Investor Shares	289,894

REDEMPTION FEE — Prior to January 1, 2018, the Funds imposed a redemption fee of 2.00% on redemptions/exchanges of Fund shares held less than 90 days. The redemption fee is calculated as a percentage of the net asset value of the total redemption proceeds and is retained by the Funds and accounted for as additional paid-in capital. Certain exceptions to the imposition of the redemption fee exist. Effective January 1, 2018, the Funds have eliminated their redemption fees. Please see the Funds’ prospectus for more information.

SMALL-BALANCE ACCOUNT FEE — The Funds charge a small-balance account fee of $24 annually if the value of an account is less than $10,000. The fee is assessed by redeeming shares from that account. Certain exceptions to the imposition of the small-balance account fee exist. Please see the Funds’ prospectus for more information.

TRANSACTIONS WITH AFFILIATES — Advisers to investment companies, including MFAM Funds, are permitted under 17a-7 of the 1940 Act to purchase or sell securities directly between affiliated clients. When affecting these “cross” transactions, Rule 17a-7 imposes restrictions on how the trades are processed and reported. The specified conditions within Rule 17a-7 are outlined in procedures established by or under the direction of the Board of Directors. The procedures have been designed to provide assurance that any purchase or sale of securities by the Fund from or to another Fund complies with Rule 17a-7 under the 1940 Act.

During the current fiscal period, the Funds did not engage in any security transactions with affiliates.

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

During the current fiscal period, aggregate purchases and sales and maturities of investment securities of the Funds were as follows:

FUND	PURCHASES	SALES
Global Opportunities Fund	$50,140,321	$80,425,247
Mid-Cap Growth Fund	11,060,354	53,814,643

There were no purchases or sales of long-term U.S. Government Securities during the current fiscal period.

38

MFAM FUNDS

Notes to Financial Statements (continued)

August 31, 2019

5. Federal Income tax information

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2019, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Fund were as follows:

FUND	FEDERAL TAX COST	UNREALIZED APPRECIATION	UNREALIZED (DEPRECIATION)	NET UNREALIZED APPRECIATION/ (DEPRECIATION)
Global Opportunities Fund	$344,921,692	$205,351,208	$(19,176,727)	$186,174,481
Mid-Cap Growth Fund	220,622,686	110,762,131	(2,424,337)	108,337,794

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

Permanent differences as of August 31, 2019 were reclassified among the following accounts:

FUND	DISTRIBUTABLE EARNINGS/(LOSS)	PAID-IN CAPITAL
Global Opportunities Fund	$(38)	$38
Mid-Cap Growth Fund	36,888	(36,888)

As of August 31, 2019, the components of distributable earnings on a tax basis were as follows:

FUND	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	CAPITAL LOSS CARRYOVER	QUALIFIED LATE-YEAR LOSS DEFERRAL	UNREALIZED APPRECIATION/ (DEPRECIATION)	TOTAL
Global Opportunities Fund	$290,272	$21,013,279	$—	$—	$186,174,481	$207,478,032
Mid-Cap Growth Fund	—	7,801,827	—	(496,895)	108,337,794	115,642,726

The differences between the book and tax basis components of distributable earnings relate primarily to the timing of recognition of income and gains for federal income tax purposes.

39

MFAM FUNDS

Notes to Financial Statements (continued)

August 31, 2019

The tax character of dividends and distributions paid during the fiscal years ended August 31, 2019 and August 30, 2018 were as follows:

FUND	TAX YEAR	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	TOTAL
Global Opportunities Fund	2019	$—	$30,986,233	$30,986,233
Global Opportunities Fund	2018	2,302,285	48,809,850	51,112,135
Mid-Cap Growth Fund	2019	—	13,643,048	13,643,048
Mid-Cap Growth Fund	2018	—	14,151,780	14,151,780

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and August 31 and late year ordinary losses ((i) ordinary losses between January 1 and August 31, and (ii) specified ordinary and currency losses between November 1 and August 31) as occurring on the first day of the following tax year. For the fiscal year ended August 31, 2019, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until September 1, 2019. The Mid-Cap Growth Fund deferred qualified late-year losses of $496,895 which will be treated as arising on the first business day of the following fiscal year.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. As of August 31, 2019, the Funds had no unexpiring short-term losses.

6. SECURITIES LENDING

The Funds may make secured loans of its portfolio securities to brokers, dealers and other financial institutions to earn additional income and receive cash collateral equal to at least 100% of the current market value of the loaned securities, as marked to market each day that the NAV of the Funds are determined. When the collateral falls below specified amounts, the Funds’ lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Funds will pay administrative and custodial fees in connection with the loan of securities. Collateral is invested in short-term investments and the Funds will bear the risk of loss of the invested collateral. Investments purchased with proceeds from securities lending are overnight and continuous. Securities lending will expose the Funds to the risk of loss should a borrower default on its obligation to return the borrowed securities. The market value of the securities on loan and cash collateral as of the end of the reporting period and the income generated from the program during the current fiscal period with respect to such secured loans were as follows:

FUND	MARKET VALUE OF SECURITIES LOANED	MARKET VALUE OF COLLATERAL	INCOME RECEIVED FROM SECURITIES LENDING
Global Opportunities Fund	$38,734,299	$39,823,962	$124,792
Mid-Cap Growth Fund	60,815,473	61,809,204	130,703

40

MFAM FUNDS

Notes to Financial Statements (continued)

August 31, 2019

Securities lending transactions are entered into by the Funds’ securities lending agent on behalf of the Funds under a Master Securities Lending Agreement (“MSLA”) which permits the Funds’ securities lending agent on behalf of the Funds under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable on behalf of the Funds to the same counterparty against amounts to be received and create one single net payment due to or from the Funds. The following table is a summary of the Funds open securities lending transactions which are subject to a MSLA as of the end of the reporting period:

		GROSS AMOUNTS OFFSET IN THE	NET AMOUNT OF ASSETS PRESENTED IN THE	GROSS AMOUNT NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
	GROSS AMOUNTS OF RECOGNIZED ASSETS	STATEMENTS OF ASSETS AND LIABILITIES	STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS[1]	CASH COLLATERAL RECEIVED	NET AMOUNT[2]
Global Opportunities Fund	$38,734,299	$—	$38,734,299	$(38,734,299)	$—	$—
Mid-Cap Growth Fund	60,815,473	—	60,815,473	(60,815,473)	—	—

1	Amount disclosed is limited to the amount of assets presented in the Statements of Assets and Liabilities. Actual collateral received may be more than the amount shown.
2	Net amount represents the net amount receivable from the counterparty in the event of default.

7. NEW ACCOUNTING PRONOUNCEMENTS and regulatory updates

In August 2018, FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all affected entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An affected entity is permitted to adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of additional disclosures, which are required for public companies only, until their effective date. Management evaluated the impact of these changes on the Funds’ financial statements and has elected to early adopt the removed and modified disclosures effective February 28, 2019. The impact of adoption was limited to changes in the financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy. Management is still evaluating the impact of the additional disclosure requirements.

In August 2018, the SEC released its Final Rule on Disclosure Update and Simplification, which amends certain disclosure requirements effective for filings subsequent to November 5, 2018. As of February 28, 2019, management has adopted this amendment. The amendment requires presentation of the total, rather than the components thereof, of distributable earnings on the Statements of Assets and Liabilities. The amendment also requires presentation of the total distributions, rather than the components, on the Statements of Changes in Net Assets and removes the requirement for disclosure of accumulated net investment income/(loss) on a book basis. These changes generally simplify the disclosure of information without significantly altering the information provided to investors.

41

MFAM FUNDS

Notes to Financial Statements (CONCLUDED)

August 31, 2019

8. FUND REORGANIZATION

After the close of business on July 12, 2019, the Global Opportunities Fund acquired the net assets of the Emerging Markets Fund pursuant to a Plan of Reorganization as approved by the Board on February 7, 2019. The reorganization was accomplished with tax-free exchanges resulting in the following issuances of shares by the Global Opportunities Fund in exchange for the outstanding shares of the Emerging Markets Fund:

PROCEEDS FROM SHARES ISSUED	SHARES ISSUED	EXCHANGE RATIO
$34,248,443	1,324,511	0.55551989

The Emerging Markets Fund’s net assets at the reorganization date of $34,248,443, including $7,812,944 of unrealized appreciation, were combined with those of the Global Opportunities Fund. Assuming the acquisition had been completed on September 1, 2018, the beginning of the annual reporting period of the Global Opportunities Fund, pro forma results of operations for the fiscal year ended August 31, 2019 would include net investment income of $532,376, and net realized and unrealized gain on investments of $18,978,831 resulting in an increase in net assets from operations of $19,511,207. Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization date, it is not practicable to separate the amounts of revenue and earnings of the Emerging Markets Fund that have been included in the Global Opportunities Fund’s Statement of Operations since the reorganization date. Prior to the reorganization, the net assets of the Global Opportunities Fund totaled $479,450,455. Immediately after the reorganization, the net assets of the Global Opportunities Fund totaled $513,698,898.

9. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no significant events requiring recognition or disclosure in the financial statements.

42

MFAM FUNDS

Report of Independent Registered
Public Accounting Firm

To the Board of Directors of
The RBB Fund, Inc.
and the Shareholders of the MFAM Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the MFAM Global Opportunities Fund (formerly, Motley Fool Global Opportunities Fund) and MFAM Mid-Cap Growth Fund (formerly, MFAM Small-Mid Cap Growth Fund) (the “Funds”), each a series of The RBB Fund, Inc. (the “Trust”), including the schedules of investments, as of August 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the two years in the period then ended, for the period ended August 31, 2017 and for each of the three years in the period ended October 31, 2016, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of August 31, 2019, the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2011.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
October 30, 2019

43

MFAM FUNDS

Shareholder Tax Information (Unaudited)

Certain tax information regarding the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable period ended August 31, 2019. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ending December 31, 2019. During the fiscal year ended August 31, 2019, the following dividends and distributions were paid by the Funds:

FUND	ORDINARY INCOME	LONG-TERM GAINS
Global Opportunities Fund	$ —	$ 30,986,233
Mid-Cap Growth Fund	—	13,643,048

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Under the Jobs and Growth Tax relief Reconciliation Act of 2003 the following percentages of ordinary dividends paid during the fiscal year ended August 31, 2019 are designated as “qualified dividend income,” as defined in the Act, and are subject to reduced tax rates:

Global Opportunities Fund	0.00%
Mid-Cap Growth Fund	0.00%

The percentage of total ordinary income dividends paid qualifying for the corporate dividends received deduction for the Funds are as follows:

Global Opportunities Fund	0.00%
Mid-Cap Growth Fund	0.00%

Because the Funds’ fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2019. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2020.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

44

MFAM FUNDS

Notice to Shareholders (Unaudited)

Information on Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available (i) without charge, upon request, by calling (888) 863-8803; and (ii) on the U.S. SEC’s website at http://www.sec.gov.

Quarterly Schedule of Investments

The Company files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q (or as an exhibit to its reports on Form N-Q’s successor, Form N-PORT). Shareholders can obtain the Form N-Q (i) without charge, upon request, by calling (888) 863-8803; (ii) on the SEC’s website at http://www.sec.gov; and (iii) on the Funds website at http://www.mfamfunds.com.

Approval of Investment Advisory Agreement

As required by the Investment Company Act of 1940, as amended (the “1940 Act”), the Board of Directors (the “Board”) of the Company, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of the investment advisory agreements between the Adviser and the Company (the “Investment Advisory Agreements”) on behalf of the MFAM Global Opportunities Fund and the MFAM Mid-Cap Growth Fund (each a “Fund” and together the “Funds”), at a meeting of the Board held on May 15-16, 2019 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreements for an additional one-year term. The Board’s decision to approve the Investment Advisory Agreements reflects the exercise of its business judgment to continue the existing arrangements. In approving the Investment Advisory Agreements, the Board considered information provided by the Adviser with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Investment Advisory Agreements between the Company and the Adviser with respect to the Funds, the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of the Adviser’s services provided to the Funds; (ii) descriptions of the experience and qualifications of the Adviser’s personnel providing those services; (iii) the Adviser’s investment philosophies and processes; (iv) the Adviser’s assets under management and client descriptions; (v) the Adviser’s soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) the Adviser’s advisory fee arrangement with the Company and other similarly managed clients; (vii) the Adviser’s compliance policies and procedures; (viii) the Adviser’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Funds; (ix) the extent to which economies of scale are relevant to the Funds; (x) a report prepared by Broadridge/Lipper comparing each Fund’s management fees and total expense ratio to those of its Lipper peer group; and (xi) a report comparing the performance of the Funds to the performance of their respective benchmarks.

As part of their review, the Directors considered the nature, extent and quality of the services provided by the Adviser. The Directors concluded that the Adviser had substantial resources to provide services to the Funds and that the Adviser’s services had been acceptable.

The Directors also considered the investment performance of the Funds and the Adviser. The Directors considered the Funds’ investment performance in light of their investment objectives and investment strategies. The Directors concluded that the investment performance of each of the Funds as compared to its respective benchmark and Lipper Group was acceptable.

In reaching this conclusion, the Directors observed that the MFAM Global Opportunities Fund had outperformed its benchmark for the year-to-date, one-year, three-year, five-year and since-inception periods ended March 31, 2019. The Directors also noted that the MFAM Global Opportunities Fund ranked in the 1st quintile in its Lipper Performance Group for the one-year, three-year and five-year periods ended December 31, 2018, and ranked in the 1st quintile in its Lipper Performance Universe for the one-year, two-year and three-year periods ended December 31, 2018.

45

MFAM FUNDS

Notice to Shareholders (Concluded) (Unaudited)

The Directors noted the MFAM Mid-Cap Growth Fund had underperformed its benchmark for the year-to-date, one-year, three-year, five-year and since-inception periods ended March 31, 2019. The Directors also noted that the MFAM Mid-Cap Growth Fund ranked in the 1st quintile in its Lipper Performance Group and its Lipper Performance Universe for the two-year period ended December 31, 2018.

The Board also considered the advisory fee rates payable by the Funds under the Investment Advisory Agreements. In this regard, information on the fees paid by the Funds and the Funds’ total operating expense ratios (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that the actual advisory fee of the MFAM Global Opportunities Fund ranked in the 3rd quintile of its Lipper Expense Group and in the 4th quintile of its Lipper Expense Universe, and the actual advisor fee of the MFAM Mid-Cap Growth Fund ranked in the 4th quintile of its Lipper Expense Group and in the 5th quintile of its Lipper Expense Universe. The Directors noted that the Adviser had contractually agreed to waive management fees and reimburse expenses through at least December 31, 2019 to the extent that total annual Fund operating expenses exceed 1.15% and 0.95% for Investor Shares and Institutional Shares, respectively, of the MFAM Global Opportunities Fund and the MFAM Mid-Cap Growth Fund.

After reviewing the information regarding the Funds’ costs, profitability and economies of scale, and after considering the Adviser’s services, the Directors concluded that the investment advisory fees paid by the Funds were fair and reasonable and that the Investment Advisory Agreements should be approved and continued for an additional one year period ending August 16, 2020.

46

MFAM FUNDS

PRIVACY NOTICE (Unaudited)

What Does Motley Fool Funds Do With Your Personal Information?

Why?: Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information.

Please read this notice carefully to understand what we do.

What?: The type of personal information we collect and share depend on the product or service you have with us. This information can include:

●	Social Security number and transaction history
●	Account balances and checking account information
●	Account transactions and wire transfer instructions

When you are no longer a customer, we continue to share your information as described in this notice.

How?: All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Motley Fool Asset Management chooses to share; and whether you can limit this sharing.

Reasons we share your personal information	Does MFAM share?	Can you limit this sharing?

For our everyday business purposes —
such as to process your transaction, maintain your account(s), provide you with necessary information, respond to court orders and legal investigation, or report to credit bureaus

	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	Yes
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don’t share

Visit us online: http://www.mfamfunds.com/website-privacy-policy/

Please note:

●

If you are a new customer, we can begin sharing your information 30 days from the days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

47

MFAM FUNDS

PRIVACY NOTICE (Continued) (Unaudited)

However, you can contact us at any time to limit our sharing.

Questions: Call 1-888-863-8803 or go to www.mfamfunds.com

What we do:

How does MFAM protect my personal information?

We collect your personal information, for example, when you:

●	Open an account or provide account information
●	Make deposits or withdrawals from your account
●	Make a wire transfer or tell us where to send the money

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●	Sharing for affiliates everyday business purposes – information about your creditworthiness
●	Make deposits or withdrawals from your account
●	Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

What happens when I limit sharing for an account I hold jointly with someone else?

Your choices will apply to everyone on your account.

EUROPEAN UNION’S GENERAL DATA PROTECTION REGULATION

In addition to the above information, where applicable, you have the following rights under the European Union’s General Data Protection Regulation (“GDPR”) and U.S. Privacy Laws, as applicable and to the extent permitted by law, to

●	Check whether we hold personal information about you and to access such data (in accordance with our policy)
●	Request the correction of personal information about you that is inaccurate
●	Have a copy of the personal information we hold about you provided to you or another “controller” where technically feasible
●	Request the erasure of your personal information
●	Request the restriction of processing concerning you

The legal grounds for processing of your personal information is for contractual necessity and compliance with law.

If you wish to exercise any of your rights above, please call: 1-888-863-8803.

You are required to ensure the personal information we hold about you is up-to-date and accurate and you must notify us of any changes to the personal data you provided to us.

The MFAM Funds shall retain your personal data for as long as you are an investor in the Funds and thereafter as long as necessary to comply with applicable laws that require the Funds to retain your personal data, such as the Securities and Exchange Commission’s data retention rules. Your personal data will be transferred to the United States so that the Funds may provide the agreed upon services for you. No adequacy decision has been rendered by the European Commission as to the data protection of your personal data when transferring it to the United States. However, the Funds do take the security of your personal data seriously.

Definitions:

Affiliates - Companies related by common ownership or control. They can be financial and nonfinancial companies.

Our affiliates include companies with a Motley Fool name; financial companies such as Motley Fool Asset Management, LLC; and nonfinancial companies such as The Motley Fool, LLC and The Motley Fool Holdings, Inc.

48

MFAM FUNDS

PRIVACY NOTICE (concluded) (Unaudited)

Nonaffiliates - Companies not related by common ownership or control. They can be financial and nonfinancial companies.

Motley Fool Asset Management does not share with nonaffiliates so they can market to you.

Joint marketing - A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

Motley Fool Asset Management doesn’t jointly market.

Controller - “Controller” means the natural or legal person, public authority, agency or other body which, alone or jointly with others, determines the purposes and means of the processing of personal data; where the purposes and means of such processing are determined by European Union or European Member State law, the controller or the specific criteria for its nomination may be provided for by European Union or European Member State law.

49

MFAM FUNDS

Directors and Officers (Unaudited)

Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (888) 863-8803.

Name, Address, AND AGE	Positions(s) Held with Company	Term of Office and Length of TIME Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(*)	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 86	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	33	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 615 East Michigan Street Milwaukee, WI 53202 Age: 80	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since 2004, Director of Cornerstone Bank.	33	None
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 52	Director	2012 to present	Since 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	33

Emtec, Inc.; FS Investment Corporation (business development company) (until December 2018); FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios)(registered investment company).

Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 76	Director	2006 to present	Since 1997, Consultant, financial services organizations.	33

IntriCon Corporation (biomedical device manufacturer); Kalmar Pooled Investment Trust (registered investment company) (until September 2017); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance).

50

MFAM FUNDS

DIRECTORS AND OFFICERS (CONTINUED) (Unaudited)

Name, Address, AND AGE	Positions(s) Held with Company	Term of Office and Length of TIME Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(*)	Other Directorships Held by Director in the Past 5 Years
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 71	Chairman Director	2005 to present 1991 to present	From 2006-2016, Co-Founder and Chief Executive Officer, Lifebooker, LLC (online beauty and health appointment booking service).	33	Independent Trustee of EIP Investment Trust (registered investment company).
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 59	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm); from 1983-2014, Chief Executive Officer and various positions, Pershing LLC (broker dealer, clearing and custody firm).	33

WisdomTree Investments, Inc. (asset management company) (until March 2019); Fidelity National Information Services, Inc. (financial services technology company); Ameriprise Financial, Inc. (financial services company).

Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 78	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	33	Reich and Tang Group (asset management) (until 2015).
INTERESTED DIRECTOR[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 81	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	33	None
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 56	President Chief Compliance Officer	2009 to present 2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company).	N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 58	Treasurer and Secretary	2016 to present

Since 2016, Treasurer and Secretary of The RBB Fund, Inc.; from 2005 to 2016, Assistant Treasurer of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).

				N/A	N/A

51

MFAM FUNDS

DIRECTORS AND OFFICERS (CONTINUED) (Unaudited)

Name, Address, AND AGE	Positions(s) Held with Company	Term of Office and Length of TIME Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(*)	Other Directorships Held by Director in the Past 5 Years
Robert Amweg Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 66	Assistant Treasurer	2016 to present

Since 2013, Compliance Director, Vigilant Compliance, LLC (investment management services company); since 2012, Consultant to the financial services industry; from 2007 to 2012, Chief Financial Officer and Chief Accounting Officer, Turner Investments, LP (registered investment company).

				N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 36	Assistant Treasurer	2018 to present	Since 2016, Assistant Vice President, U.S. Bancorp Fund Services, LLC (fund administrative services firm); from 2007 to 2016, Supervisor, Nuveen Investments (registered investment company).	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 48	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 60	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 40	Assistant Secretary	2017 to present	Partner, Drinker Biddle & Reath LLP (law firm) (2017-Present); Drinker Biddle & Reath LLP (2006-Present).	N/A	N/A

*	Each Director oversees 33 portfolios of the Company.

1.

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2 .

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

52

MFAM FUNDS

DIRECTORS AND OFFICERS (CONCLUDED) (Unaudited)

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the past five years. Each Director possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Straniere has been a practicing attorney for over 30 years and also serves on the boards of an asset management company and another registered investment company. Mr. Brodsky has over 40 years of senior executive level management experience in the cable television and communications industry. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Carnall has decades of senior executive-level management experience in the banking and financial services industry and also serves on the boards of various corporations and a bank. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing and investment services industry and service on securities industry and investment company boards.

53

Investment Adviser

Motley Fool Asset Management, LLC
2000 Duke Street
Suite 275
Alexandria, VA 22314

Administrator and Transfer Agent

U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

Custodian

U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Distributor

Foreside Funds Distributors LLC
899 Cassatt Road
400 Berwyn Park, Suite 110
Berwyn, PA 19312

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP
Two Liberty Place
50 S 16th St. Suite 2900
Philadelphia, PA 19102-2529

Legal Counsel

Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

54

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(This Page Intentionally Left Blank.)

Questions for the MFAM
funds team?

Stay informed about your investment!

Shareholders like you are very important to us, and we’d love to hear your feedback and answer questions! If you have a question or comment please send it to fundservice@mfamfunds.com.

ANNUAL
report 2019

Motley Fool ETFs
Series of The RBB Fund Inc.

8/31/19

Motley Fool 100 Index ETF
MFAM Small-Cap Growth ETF (formerly, Motley Fool Small-Cap Growth ETF)

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-888-863-8803.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1-888-863-8803 to inform the Funds that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Funds.

This report contains information for two ETFs that are very different. The Motley Fool 100 Index ETF — as you’d expect from its name — is designed to track the returns of the Motley Fool 100 Index. Our other ETF, the MFAM Small-Cap Growth ETF, is an actively managed ETF that isn’t designed to track much of anything.

Motley Fool 100 Index ETF (TMFC)

For the year ended August 31, the Motley Fool 100 Index ETF gained 2.27%. This covers three months where we lost more than 5% and three months where we gained more than 5%. The Motley Fool endorses long-term investing, and frankly, it’s because we have absolutely no skill at predicting this short-term volatility.

In the past year, five companies held by the Motley Fool 100 Index ETF gained more than 50% for us. But it wasn’t all roses; we also had one investment decline more than 50% and two others lose more than 40%.

The Motley Fool 100 Index ETF remains heavily overweight in a handful of industries. Information Technology companies were 34.7% of the portfolio and Communications Services companies (like Facebook or Netflix) were another 18.4%.

Remember, the Motley Fool 100 Index is market-cap weighted. That means that after the best companies in The Motley Fool’s investment universe are identified, the position size within the Motley Fool 100 Index ETF is determined by which companies currently are the most valuable in the market. That’s why Microsoft was 9.8% of the ETF as of August 31 and the ten largest holdings combined were 54.7% of the ETF.

MFAM Small-Cap Growth ETF (MFMS)

The debut year for the MFAM Small-Cap Growth ETF went very well. Of the 32 companies we held at inception, 6 gained more than 50% (including 2 that doubled in value). It was a good year for the Software & Services companies with four of our top performers, Everbridge, Paylocity, Q2 Holdings, and Smartsheet, included in that Industry Group.

During the year, new investments were made in ADMA Biologics, Antares Pharma, Goosehead Insurance, GrubHub, Heska, and PTC Therapeutics.

Of the Top 10 holdings at inception, eight remain on that list. The two newcomers are iRhythm Technologies and Q2 Holdings.

Letter to Shareholders	1
Portfolio Characteristics	5
Fund Expense Examples	9
Schedules of Investments	11
Financial Statements	20
Notes to Financial Statements	26
Report of Independent Registered Public Accounting Firm	35
Shareholder Tax Information	36
Notice to Shareholders	37
Directors and Officers	42

Motley Fool ETFs

Letter to Shareholders

AUGUST 31, 2019 (Unaudited)

Bryan Hinmon Chief Investment Officer, MFAM Funds

“I have been impressed with the urgency of doing. Knowing is not enough; we must apply. Being willing is not enough; we must do.”

– Leonardo da Vinci

Dear Fellow Shareholder,

Earlier this year MFAM celebrated its 10-year anniversary! We have learned a lot over the past decade about running an asset-management business, and we are proud of what we have accomplished so far. Although there have been bumps along the way, we can look back and feel confident that our approach to investing your (and our own!) hard-earned capital has been sound and rooted in sensible principles that work over the long term.

RESULTS AND MARKET COMMENTARY

For the fiscal year ended August 31, 2019, the Motley Fool 100 Index ETF (the “Fool 100 ETF”) returned 1.93% based on market price and 2.27% based on its net asset value. During the same period, the Motley Fool 100 Index returned 2.84%. The difference in the Fool 100 ETF’s net asset value return and the return of the Motley Fool 100 Index can be explained by the Fool 100 ETF’s management fee and approximately 0.07% of tracking error. The MFAM Small-Cap Growth ETF (the “Small-Cap Growth ETF”) returned 16.69% based on market price and 16.65% based on its net asset value for the fiscal year. The Russell 2000 Growth Total Return Index returned 7.58% for the same period.i

If you didn’t look at your account statement over the past 12 months or just followed the oft-cited U.S. large cap indices, you might think it was a yawner of a year. U.S. large-cap stocks (as measured by the S&P 500) rose less than 1%. But digging a little deeper, we find there was quite a bit more going on.

Between the end of September and the end of December 2018, U.S. stocks (as measured by the S&P 500) fell by more than 20%. That’s bear-market territory for anyone fond of arbitrary definitions. As the severity of the move might suggest, a multitude of things combined to ignite fears. China, tariffs, Brexit, global economic weakness, and a flattening yield curve proved to be a potent cocktail. U.S. large caps held up best, as foreign and smaller domestic stocks suffered the most pain.

As quickly as the freefall happened, the period between January and May 2019 brought us right back to where things started. Oddly, though, there was little resolution to any of the fears that seemed to precipitate the market decline in late 2018. We can’t offer a clear explanation for market moves like this, and most times we don’t think it’s worth trying too hard to do so. Sometimes market moves are just that – market moves. The rest of the year, after all that, was up and down, with little to show for it.

All the same, you can see a clear division in performance for the 12 months in growth versus value stocks. Regardless of which market cap or geographical area you look at, growth outperformed value, and by a meaningful margin. That point is particularly relevant to the performance of the Fool 100 ETF and Small-Mid Cap Growth ETF (“the Funds”), given our preference for owning of the types of businesses that more often classify as growth stocks than value. And while the Motley Fool 100 Index, the index that the Motley Fool 100 ETF tracks, does not strictly limit itself to growth stocks, it has skewed in that direction. Broadly speaking, the outperformance of growth, therefore, helped our Funds. Large caps outperformed mid-caps, which outperformed small caps. The timing of the launch of the Small-Cap Growth ETF initially seemed tenuous, but as luck would have it, we avoided some of the pain in September and October while benefiting from the recovery at the end of 2018.

FIVE LESSONS FROM LEONARDO

One of my favorite reads over the past year was Walter Issacson’s Leonardo da Vinci biography. Leonardo (1452-1519) is best known as the painter and sculptor responsible for the Mona Lisa, The Last Supper, and The Vitruvian Man, but he was a student and master of so much more. Music, engineering, city planning, science, weaponry, and anatomy would have all been skills heavily endorsed on his LinkedIn profile. Leonardo seemed to do it all and do it well.

i

Returns are net of fees and expenses. The Motley Fool 100 Index ETF seeks results that correspond (before fees and expenses) of the Motley Fool 100 Index. The benchmark of the MFAM Small-Cap Growth ETF is the Russell 2000 Growth Index. The MFAM Small-Cap Growth ETF began trading on 10/29/2018, so fiscal year returns cited are for the period 10/29/2018 to 8/31/2019. The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. It is not possible to invest in an index.

1

Motley Fool ETFs

Letter to Shareholders (continued)

AUGUST 31, 2019 (Unaudited)

I admit to a bias for Renaissance thinkers. I firmly believe that a broad base of knowledge is one of the greatest keys to success in life and business. A latticework mental constitution and a related ability to make connections across disciplines are among the tools that reliably give our investing team unique insights into the businesses we study. In support of my desire to live a varied and successful life, I read with an eye toward potential connections. The following are five lessons I took from Leonardo’s life, thinking, and practice that apply to how our team engages in investment research.

1.

Surround yourself with curious people. Leonardo spent the bulk of his life in Florence, Milan, and Rome, and not only did living in those bustling cities expose him to the wonders of the day, it allowed him to live and work in close quarters with others engaging in apprenticeship. The result was a constant exposure to smart people with diverse interests learning different trades. This helped Leonardo appreciate the wonders of the world and gave him an unquenchable thirst for learning. While the Renaissance provided the perfect backdrop for that way of life, the principle holds true even today. We find that building a team of individuals from different backgrounds, bound by curiosity, pushes us all forward and gives us an unquenchable thirst for studying businesses.

2.

Few things have sharp edges. Leonardo pioneered the painting technique known as sfumato. The word comes from the Italian word fumo, meaning smoke, in reference to the ability to soften artistic edges with a seeming haze or smoke. You can see this technique when looking at the facial features in his work. There are no sharp edges that signify a starting and stopping of a feature; rather, the natural contours elegantly evolve. Similarly in investing, things are rarely black and white. We never have perfect information to make decisions. Our job is to make consistently good decisions despite uncertainty. Leonardo’s sfumato helps remind me of that.

3.

Engage your imagination in fantasy. Among the things Leonardo obsessed over was a flying machine. That may not sound crazy until you consider that he lived in the late 1400s, putting him a solid four centuries ahead of Orville’s and Wilbur’s Wright Flyer. He sketched countless versions of his flying machine, primarily inspired by his detailed study of birds in flight. At the same time, fantastical, or at least ill-fitting, landscapes also found their way into his sketches and paintings. Not being constrained by what is conventionally believed to be possible helped Leonardo develop his creativity. When we analyze businesses, we allow ourselves to imagine what might be. Doing so helps us exit staid, linear thinking and take positions that could be worth owning for the next decade as they help define the world we might one day inhabit.

4.

Keep notes. Leonardo, like many of his time, wrote down everything. He kept many notebooks, and more than 7,000 pages of them remain. They included sketches, musings, poems, grocery lists, dreams, fears, finances, and to-do lists. Those pages make Leonardo feel human and accessible: He made spelling and math errors just like we all do. But the regular practice of documenting helped his ideas, concepts, and drafts evolve, solidify, and improve. For our purposes, it may not be enough to merely spend time thinking about an investment thesis. Writing it down adds clarity, traceability, and refinement. It helps expose poor thinking and therefore reduce risk. Writing is, and should remain, an important part of our research process.

5.

Try right to left. I write left-handed, and in the rare instance I’m using a pen and paper, I usually smudge every line I write. It’s a disaster. Leonardo was also left-handed and often wrote backwards, from right to left across the page. He would also write in mirror script, such that you could read the writing if you held it up to a mirror. One theory suggests that he wrote this way to make his ideas harder to steal. But as a left-hander, I’ll posit another, less exciting explanation: Writing right to left was just a smudge-fighting quirk he picked up as a youngster and didn’t care to change. We may never know the real reason. Regardless, my takeaway is that Leonardo wasn’t afraid to question convention and do things his way. If writing backwards worked for him, then that’s what he did. That attitude reflects independent thinking and fearlessness. As focused investors with a penchant for assigning value to qualitative factors, we must have that same independence and fearlessness.

HOW NOT TO FOLLOW LEONARDO

There are far more than five ways we should look to walk in Leonardo’s footsteps. But we should also remember that he was not infallible. He was a perfectionist. He was notorious for delivering work late and completed very few works. His desire for perfection, in some ways, limited his contribution to the world. We should all appreciate the demanding standards he held himself to but acknowledge the unfortunate reality that Leonardo died with a few lifetimes’ worth of unfinished works. Perfection can be the enemy of progress and contribution.

2

Motley Fool ETFs

Letter to Shareholders (continued)

AUGUST 31, 2019 (Unaudited)

With that frame of mind, and guided by Leonardo’s successes, we are pleased with the progress of our Funds during the fiscal year ended August 31, 2019. Certainly, our efforts in managing your capital were not perfect, but we are confident the way we invested was consistent with our promises and indicated progress. Similarly, we believe that the focused group of businesses we own are of high quality, healthy, and helping to shape a better world. Each embraces the urgency of doing something important, not in pursuit of perfection, but toward progress and contribution.

Thank you for your continued trust.

Onward,

Bryan Hinmon
Chief Investment Officer, MFAM Funds

3

Motley Fool ETFs

Letter to Shareholders (concluded)

AUGUST 31, 2019 (Unaudited)

Past performance does not guarantee future results.

This report is submitted for general information to the shareholders of the Funds. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Funds.

The value of the Funds’ investments may decrease, which will cause the value of the Funds’ shares to decrease. As a result, you may lose money on your investment in the Funds, and there can be no assurance that the Funds will achieve its investment objective. Investing involves risk. Principal loss is possible. The Funds are non-diversified, which means the NAV, market price and total returns may fluctuate or fall more than a diversified fund. Gains or losses on a single stock may have a greater impact on the Funds. The MFAM Small-Cap Growth ETF is actively managed. The Motley Fool 100 Index ETF is not actively managed and the Adviser does not attempt to take defensive positions in any market conditions, including adverse markets. The Motley Fool 100 Index is comprised of the 100 largest U.S. companies that are either active recommendations of The Motley Fool LLC’s newsletter or are among the 150 highest rated U.S. companies in The Motley Fool LLC’s analyst opinion database, and are weighted based on their market value relative to the total market value of other companies in the Index. Changes in The Motley Fool LLC’s recommendations or rankings methodologies may have an adverse effect on the Funds. Factors that affect a security’s value can change over time, and these changes may not be reflected in the Index methodology. The MFAM Small-Cap Growth ETF is recently organized, with no operating history. As a result, prospective investors have a limited track record on which to base their investment decision. In addition, there can be no assurance that the Fund will grow to, or maintain, an economically viable size. This Fund invests primarily in particular market capitalizations, including small-cap stocks, thus its performance will be especially sensitive to market conditions that particularly affect smaller capitalization companies. The stocks of quality growth companies can continue to be undervalued by the market for long periods of time. As a consequence of its investing style the Fund may underperform the market and its peers over short timeframes.

As with all ETFs, shares of the Funds may be bought and sold in the secondary market at market prices. Although it is expected that the market price of shares will approximate the Funds’ NAV, there may be times when the market price of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of shares or during periods of market volatility. Shares are not individually redeeming from the Funds and brokerage commissions will reduce returns.

Funds holdings and/or security allocations are subject to change at any time and are not recommendations to buy or sell any security. Please see the schedule of investments in this report for a full list of Funds holdings.

Diversification does not assure a profit nor protect against loss in a declining market.

The Russell 2000 Growth Total Return® Index measures the performance of those companies included in the Russell 2000 Index with higher price-to-book ratios and higher forecasted earnings growth rates. The Russell 2000 Index measures the performance of approximately 2,000 companies with small-market capitalizations. It is not possible to invest directly in an index.

The Motley Fool 100 Index was established by The Motley Fool in 2017 and is a proprietary, rules-based index designed to track the performance of the 100 largest, most liquid U.S. companies that have been recommended by The Motley Fool’s analysts and newsletters.

The Motley Fool 100 Index ETF and MFAM Small-Cap Growth ETF are distributed by Quasar Distributors, LLC.

Opinions expressed are subject to change at any time, are not guaranteed, and should not be considered investment advice.

4

Motley Fool 100 Index ETF

Portfolio Characteristics

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED August 31, 2019
	One Year	Since Inception	Inception Date
Motley Fool 100 Index ETF	2.27%	8.01%	1/29/2018
Motley Fool 100 Index*	2.84%	8.53%(1)	—
S&P 500® Total Return Index**	2.92%	3.69%(1)	—
Fund Expense Ratio(2)	0.50%

The graph below shows the performance of $10,000 invested in the Fund at inception. The results shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Fund returns are based on the net asset value and do not include brokerage commissions that may be payable on secondary market transactions.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed or sold, may be worth more or less than their original cost.

(1)	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

(2)

The expense ratio of the Fund is set forth according to the December 31, 2018 Prospectus for the Fund and may differ from the expense ratio disclosed in the Financial Highlights table in this report. See the Financial Highlights for most current expense ratio.

*

The Motley Fool 100 Index (“Fool 100 Index”) was developed by The Motley Fool, LLC (“The Motley Fool”), an affiliate of Motley Fool Asset Management, LLC (“Adviser”), in 2017 and is a proprietary, rules-based index designed to track the performance of the 100 largest, most liquid U.S. companies that have been recommended by The Motley Fool’s analysts and newsletters or the highest-rated stocks in Fool IQ, the company’s analyst opinion database. Every company included in the Fool 100 Index is incorporated and listed in the U.S. The Fool 100 Index is calculated and administered by Solactive AG (the “Index Calculation Agent”), which is not affiliated with the Fund, the Adviser or The Motley Fool. Additional information regarding the Fool 100 Index, including its value, is available on the websites of the Fund at www.mfamfunds.com and the Index Calculation Agent, at www.solactive.com. You cannot invest directly in an index.

**

The S&P 500® Total Return Index is the total return version of the S&P 500® Index. Dividends are reinvested on a daily basis and all regular cash dividends are assumed reinvested in the index on the ex-dividend date. The S&P 500® Index is a market-capitalization-weighted index of 500 US stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500® Index is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe. The S&P 500® Index was first introduced on the 1st of January, 1923, though expanded to 500 stocks on March 4, 1957.

5

Motley Fool 100 Index ETF

Portfolio Characteristics (Continued)

(Unaudited)

The following tables show the top ten holdings and sector allocations, in which the Motley Fool 100 Index ETF was invested in as of August 31, 2019. Portfolio holdings are subject to change without notice.

Top TEN Holdings	% OF Net Assets
Microsoft Corp.	9.8%
Apple, Inc.	8.8
Amazon.com, Inc.	8.1
Alphabet, Inc., Class C	7.8
Facebook, Inc., Class A	4.9
Berkshire Hathaway, Inc., Class B	4.5
Visa, Inc., Class A	3.6
Mastercard, Inc., Class A	2.6
Walt Disney Co. (The)	2.3
Home Depot, Inc. (The)	2.3
54.7%

The Motley Fool 100 Index ETF uses the Global Industry Classification StandardSM (“GICSSM”) as the basis for the classification of securities on the Schedule of Investments (“SOI”). We believe that this makes the SOI classifications more standard with the rest of the industry.

Sector Allocation	% OF Net Assets
Information Technology	34.7%
Communication Services	18.4
Consumer Discretionary	16.7
Health Care	10.3
Financials	8.7
Industrials	4.8
Real Estate	2.2
Consumer Staples	1.7
Materials	1.0
Utilities	1.0
Energy	0.4
99.9%

6

MFAM Small-Cap Growth ETF

Portfolio Characteristics

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED August 31, 2019
	Since Inception	Inception Date
MFAM Small-Cap Growth ETF	16.65%	10/29/2018
Russell 2000 Growth Total Return® Index*	7.58%(1)	—
Fund Expense Ratio(2)	0.85%

The graph below shows the performance of $10,000 invested in the Fund at inception. The results shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Fund returns are based on the net asset value and do not include brokerage commissions that may be payable on secondary market transactions.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed or sold, may be worth more or less than their original cost.

(1)	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

(2)

The expense ratio of the Fund is set forth according to the December 31, 2018 Prospectus for the Fund and may differ from the expense ratio disclosed in the Financial Highlights table in this report. See the Financial Highlights for most current expense ratio.

*

The Russell 2000 Growth Index Total Return® measures the performance of those companies included in the Russell 2000 Index with higher price-to-book ratios and higher forecasted earnings growth rates. The Russell 2000 Index measures the performance of approximately 2,000 companies with small-market capitalizations.

7

MFAM Small-Cap Growth ETF

Portfolio Characteristics (CONCLUDED)

(Unaudited)

The following tables show the top ten holdings and sector allocations, in which the MFAM Small-Cap Growth ETF was invested in as of August 31, 2019. Portfolio holdings are subject to change without notice.

Top TEN Holdings	% OF Net Assets
Paylocity Holding Corp.	7.0%
Everbridge, Inc.	5.9
Q2 Holdings, Inc.	4.4
Trex Co, Inc.	4.3
Watsco, Inc.	4.3
Penumbra, Inc.	3.7
Newmark Group, Inc., Class A	3.6
Smartsheet, Inc., Class A	3.5
Teladoc, Inc.	3.5
iRhythm Technologies, Inc.	3.5
43.7%

The MFAM Small-Cap Growth ETF uses GICSSM as the basis for the classification of securities on the Schedule of Investments. We believe that this makes the SOI classifications more standard with the rest of the industry.

Sector Allocation	% OF Net Assets
Health Care	30.9%
Information Technology	26.4
Industrials	18.4
Real Estate	9.7
Consumer Discretionary	5.7
Financials	2.3
93.4%

8

Motley Fool ETFs

Fund Expense Examples

AUGUST 31, 2019 (Unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other ETFs.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2019 through August 31, 2019, and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Do you know how many times a fund, or the market, has returned a smooth 5% over a long period of time? Never. But we have to pick some example. In reality, the market’s returns are always far bumpier, with the market returning 20% one year, followed by a loss of 10% the next year, followed by a 3% gain,etc. These variations affect actual expenses as well. Happily, over almost all time periods of 20 years or longer, according to the research of University of Pennsylvania’s Jeremy Siegel and others, the domestic market’s returns have been at least 5% per year on average.

9

Motley Fool ETFs

Fund Expense Examples (Concluded)

AUGUST 31, 2019 (Unaudited)

	Beginning Account Value MARCH 1, 2019	Ending Account Value AUGUST 31, 2019	Expenses Paid During Period*	Annualized Expense Ratio	Actual Six-Month Total Investment Returns for the Funds
Motley Fool 100 Index ETF
Actual	$1,000.00	$ 1,082.00	$2.62	0.50%	8.20%
Hypothetical (5% return before expenses)	1,000.00	1,022.68	2.55	0.50	N/A
MFAM Small-Cap Growth ETF
Actual	$1,000.00	$ 985.70	$4.25	0.85%	-1.43%
Hypothetical (5% return before expenses)	1,000.00	1,020.92	4.33	0.85	N/A

*

Expenses are equal to each Fund’s annualized expense ratio for the period March 1, 2019 through August 31, 2019, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period. Each Fund’s ending account value in the first section in the table is based on the actual six-month total investment return for the Fund.

10

Motley Fool 100 Index ETF

Schedule of Investments

AUGUST 31, 2019

	Number of Shares	Value (Note 2)

Common Stocks — 99.9%
Air Freight & Logistics — 0.4%
FedEx Corp. (United States)	4,476	$709,938
Airlines — 0.6%
Delta Air Lines, Inc. (United States)	10,896	630,442
Southwest Airlines Co. (United States)	9,452	494,529
		1,124,971
Automobiles — 0.7%
Ford Motor Co. (United States)	67,723	621,020
Tesla, Inc. (United States) (a)*	3,113	702,324
		1,323,344
Beverages — 0.3%
Monster Beverage Corp. (United States)*	9,107	534,308
Biotechnology — 4.4%
AbbVie, Inc. (United States)	28,026	1,842,429
Amgen, Inc. (United States)	10,324	2,153,793
Biogen, Inc. (United States)*	3,296	724,296
Celgene Corp. (United States)*	12,891	1,247,849
Gilead Sciences, Inc. (United States)	21,775	1,383,584
Vertex Pharmaceuticals, Inc. (United States)*	4,263	767,425
		8,119,376
Capital Markets — 1.6%
BlackRock, Inc. (United States)	2,535	1,071,189
Charles Schwab Corp. (The) (United States)	23,299	891,653
Moody’s Corp. (United States)	3,214	692,874
Nasdaq, Inc. (United States)	2,839	283,446
		2,939,162
Chemicals — 0.5%
Ecolab, Inc. (United States)	4,828	996,065
Commercial Services & Supplies — 0.4%
Cintas Corp. (United States)	1,759	464,024
Copart, Inc. (United States)*	3,933	296,509
		760,533

The accompanying notes are an integral part of these financial statements.

11

Motley Fool 100 Index ETF

Schedule of Investments (continued)

AUGUST 31, 2019

	Number of Shares	Value (Note 2)

Common Stocks (continued)
Communications Equipment — 0.5%
Arista Networks, Inc. (United States)*	1,152	$261,066
Corning, Inc. (United States) (a)	12,863	358,235
Palo Alto Networks, Inc. (United States) (a)*	1,667	339,434
		958,735
Consumer Finance — 1.1%
American Express Co. (United States)	14,341	1,726,226
Synchrony Financial (United States)	12,022	385,305
		2,111,531
Distributors — 1.2%
NIKE, Inc., Class B (United States)	26,690	2,255,305
Diversified Financial Services — 1.2%
CME Group, Inc. (United States)	6,242	1,356,324
Intercontinental Exchange, Inc. (United States)	9,586	896,099
		2,252,423
Electric Utilities — 1.0%
NextEra Energy, Inc. (United States)	8,388	1,837,643
Electrical Equipment — 0.3%
Roper Technologies, Inc. (United States)	1,772	649,899
Entertainment — 2.3%
Walt Disney Co. (The) (United States)	31,739	4,356,495
Equity Real Estate Investment (REITs) — 2.2%
Alexandria Real Estate Equities, Inc. (United States)	2,064	309,270
American Tower Corp. (United States)	7,990	1,839,218
Crown Castle International Corp. (United States)	7,491	1,087,468
Equinix, Inc. (United States)	1,484	825,520
		4,061,476
Food & Staples Retailing — 1.9%
Costco Wholesale Corp. (United States)	7,523	2,217,480
CVS Health Corp. (United States)	22,486	1,369,847
		3,587,327
Food Products — 0.2%
McCormick & Co., Inc. (United States) (a)	2,326	378,836

The accompanying notes are an integral part of these financial statements.

12

Motley Fool 100 Index ETF

Schedule of Investments (continued)

AUGUST 31, 2019

	Number of Shares	Value (Note 2)

Common Stocks (continued)
Health Care Equipment & Supplies — 1.7%
Align Technology, Inc. (United States) (a)*	1,484	$271,735
Becton Dickinson and Co. (United States) (a)	4,305	1,093,126
IDEXX Laboratories, Inc. (United States) (a)*	1,397	404,767
Intuitive Surgical, Inc. (United States)*	1,947	995,579
ResMed, Inc. (United States) (a)	2,425	337,802
		3,103,009
Health Care Providers & Services — 2.7%
HCA Healthcare, Inc. (United States)	5,630	676,726
McKesson Corp. (United States)	3,241	448,133
UnitedHealth Group, Inc. (United States)	16,662	3,898,908
		5,023,767
Health Care Technology — 0.4%
Cerner Corp. (United States)	5,513	379,901
Veeva Systems, Inc., Class A (United States)*	2,653	425,488
		805,389
Hotels, Restaurants & Leisure — 1.7%
Chipotle Mexican Grill, Inc. (United States) (a)*	483	404,957
Marriott International, Inc., Class A (United States)	5,560	700,894
Starbucks Corp. (United States) (a)	20,858	2,014,048
		3,119,899
Industrial Conglomerates — 0.8%
3M Co. (United States)	9,552	1,544,749
Insurance — 4.8%
Aflac, Inc. (United States)	12,897	647,172
Berkshire Hathaway, Inc., Class B (United States)*	40,688	8,276,346
		8,923,518
Interactive Media & Services — 13.0%
Alphabet, Inc., Class C (United States)*	12,191	14,484,127
Facebook, Inc., Class A (United States)*	48,560	9,016,135
Twitter, Inc. (United States)*	14,017	597,825
		24,098,087

The accompanying notes are an integral part of these financial statements.

13

Motley Fool 100 Index ETF

Schedule of Investments (continued)

AUGUST 31, 2019

	Number of Shares	Value (Note 2)

Common Stocks (continued)
Internet & Direct Marketing Retail — 11.2%
Altaba, Inc. (United States)*	8,669	$602,409
Amazon.com, Inc. (United States)*	8,518	15,130,438
Booking Holdings, Inc. (United States)*	716	1,407,950
eBay, Inc. (United States)	14,654	590,410
Expedia, Inc. (United States)	2,464	320,566
Match Group, Inc. (United States) (a)	5,205	441,384
Netflix, Inc. (United States)*	7,264	2,133,800
		20,626,957
IT Services — 9.0%
Automatic Data Processing, Inc. (United States) (a)	7,595	1,289,935
Cognizant Technology Solutions Corp., Class A (United States)	9,381	575,900
Mastercard, Inc., Class A (United States)	17,334	4,877,267
PayPal Holdings, Inc. (United States)*	20,937	2,283,180
Square, Inc., Class A (United States)*	7,356	454,895
Twilio, Inc., Class A (United States)*	2,400	313,128
Visa, Inc., Class A (United States) (a)	37,089	6,706,433
		16,500,738
Life Sciences Tools & Services — 0.4%
Illumina, Inc. (United States)*	2,468	694,347
Machinery — 0.2%
Cummins, Inc. (United States)	2,570	383,624
Media — 0.4%
Discovery, Inc., Class A (United States) (a)*	11,655	321,678
Sirius XM Holdings, Inc. (United States) (a)	83,097	512,709
		834,387
Oil, Gas & Consumable Fuels — 0.4%
Kinder Morgan, Inc. (United States)	38,781	786,091
Professional Services — 0.2%
CoStar Group, Inc. (United States)*	644	395,976
Road & Rail — 1.5%
Uber Technologies, Inc. (United States) (a)*	27,616	899,453

The accompanying notes are an integral part of these financial statements.

14

Motley Fool 100 Index ETF

Schedule of Investments (continued)

AUGUST 31, 2019

	Number of Shares	Value (Note 2)

Common Stocks (continued)
Union Pacific Corp. (United States)	11,843	$1,918,092
		2,817,545
Semiconductors & Semiconductor Equipment — 2.0%
Broadcom, Inc. (United States)	6,344	1,793,068
NVIDIA Corp. (United States)	9,354	1,566,889
Xilinx, Inc. (United States)	3,947	410,725
		3,770,682
Software — 15.2%
Activision Blizzard, Inc. (United States)	12,349	624,859
Adobe Systems, Inc. (United States)*	7,905	2,249,052
Electronic Arts, Inc. (United States)*	4,865	455,753
Intuit, Inc. (United States)	4,403	1,269,649
Microsoft Corp. (United States)	132,371	18,248,666
Salesforce.com, Inc. (United States)*	13,446	2,098,517
ServiceNow, Inc. (United States)*	3,157	826,629
Splunk, Inc. (United States)*	2,499	279,438
Synopsys, Inc. (United States)*	2,559	362,892
VMware, Inc., Class A (United States)*	7,056	998,001
Workday, Inc., Class A (United States)*	3,944	699,192
		28,112,648
Specialty Retail — 3.8%
AutoZone, Inc. (United States)*	437	481,439
Home Depot, Inc. (The) (United States)	18,922	4,312,513
Sherwin-Williams Co. (The) (United States)	1,631	859,129
TJX Cos, Inc. (The) (United States)	21,268	1,169,102
Ulta Beauty, Inc. (United States)*	1,023	243,198
		7,065,381
Technology Hardware, Storage & Peripherals — 8.8%
Apple, Inc. (United States)	78,549	16,396,318
Trading Companies & Distributors — 0.3%
TransDigm Group, Inc. (United States)	910	489,871
Wireless Telecommunication Services — 0.6%
T-Mobile US, Inc. (United States)*	14,928	1,165,130
Total Common Stocks (Cost $164,507,559)		185,615,480

The accompanying notes are an integral part of these financial statements.

15

Motley Fool 100 Index ETF

Schedule of Investments (concluded)

AUGUST 31, 2019

	Number of Shares	Value (Note 2)

Investments Purchased with Proceeds from Securities Lending Collateral — 8.5%
Mount Vernon Liquid Assets Portfolio, LLC, 2.27%	15,785,227	$15,785,227
Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $15,785,227)		15,785,227

Short-Term Investments — 0.1%
First American Treasury Obligations Fund Class X, 2.00% (United States) (b)	179,667	179,667
Total Short-Term Investments (Cost $179,667)		179,667

Total Investments (Cost $180,472,453) — 108.5%		201,580,374
Liabilities in Excess of Other Assets — (8.5)%		(15,709,639)
NET ASSETS — 100.0%
(Applicable to 8,275,000 shares outstanding)		$185,870,735

*	Non-income producing security.

(a)	All or a portion of the security is on loan. At August 31, 2019, the market value of securities on loan was $15,417,163.

(b)	Seven-day yield as of August 31, 2019.

The accompanying notes are an integral part of these financial statements.

16

MFAM Small-Cap Growth ETF

Schedule of Investments

AUGUST 31, 2019

	Number of Shares	Value (Note 2)

Common Stocks — 93.4%
Aerospace & Defense — 2.5%
Axon Enterprise, Inc. (United States) (a)*	29,328	$1,758,800
Auto Components — 2.9%
Fox Factory Holding Corp. (United States)*	28,184	2,030,375
Biotechnology — 9.2%
ADMA Biologics, Inc. (United States) (a)*	451,000	2,020,480
Akcea Therapeutics, Inc. (United States) (a)*	63,074	1,328,339
Editas Medicine, Inc. (United States) (a)*	35,383	878,560
Spark Therapeutics, Inc. (United States)*	23,593	2,298,194
		6,525,573
Building Products — 4.3%
Trex Co, Inc. (United States)*	35,876	3,068,474
Electronic Equipment, Instruments & Components — 2.9%
NLight, Inc. (United States) (a)*	158,966	2,053,841
Equity Real Estate Investment Trusts (REITs) — 2.6%
STAG Industrial, Inc. (United States)	64,825	1,885,111
Health Care Equipment & Supplies — 14.0%
Antares Pharma, Inc. (United States)*	595,200	1,928,448
Globus Medical, Inc., Class A (United States)*	37,216	1,900,621
Heska Corp. (United States)*	14,879	1,044,357
iRhythm Technologies, Inc. (United States)*	32,491	2,473,215
Penumbra, Inc. (United States) (a)*	17,934	2,610,294
		9,956,935
Health Care Providers & Services — 4.2%
BioTelemetry, Inc. (United States)*	29,786	1,181,015
HealthEquity, Inc. (United States)*	30,458	1,807,987
		2,989,002
Health Care Technology — 3.5%
Teladoc, Inc. (United States) (a)*	43,310	2,506,783
Insurance — 2.3%
Goosehead Insurance, Inc., Class A (United States) (a)	35,000	1,618,400
Internet & Direct Marketing Retail — 2.8%
GrubHub, Inc. (United States) (a)*	34,160	2,027,054

The accompanying notes are an integral part of these financial statements.

17

MFAM Small-Cap Growth ETF

Schedule of Investments (continued)

AUGUST 31, 2019

	Number of Shares	Value (Note 2)

Common Stocks (continued)
Machinery — 4.6%
John Bean Technologies Corp. (United States)	17,568	$1,797,558
Proto Labs, Inc. (United States)*	15,418	1,460,701
		3,258,259
Real Estate Management & Development — 7.1%
Jones Lang LaSalle, Inc. (United States)	18,422	2,469,469
Newmark Group, Inc., Class A (United States)	295,399	2,564,064
		5,033,533
Road & Rail — 2.8%
Landstar System, Inc. (United States)	17,690	1,972,789
Software — 23.4%
Alarm.com Holdings, Inc. (United States)*	39,704	1,889,911
Everbridge, Inc. (United States) (a)*	48,806	4,207,077
Paylocity Holding Corp. (United States)*	45,750	4,996,815
Q2 Holdings, Inc. (United States)*	34,892	3,138,535
Smartsheet, Inc., Class A (United States)*	51,899	2,522,291
		16,754,629
Trading Companies & Distributors — 4.3%
Watsco, Inc. (United States)	18,544	3,032,871
Total Common Stocks (Cost $61,036,132)		66,472,429

Investments Purchased with Proceeds from Securities Lending Collateral — 21.1%
Mount Vernon Liquid Assets Portfolio, LLC, 2.27%	14,992,353	14,992,353
Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $14,992,353)		14,992,353

Short-Term Investments — 6.6%
First American Treasury Obligations Fund Class X, 2.00% (United States) (b)	4,676,150	4,676,150
Total Short-Term Investments (Cost $4,676,150)		4,676,150

The accompanying notes are an integral part of these financial statements.

18

MFAM Small-Cap Growth ETF

Schedule of Investments (concluded)

AUGUST 31, 2019

	Number of Shares	Value (Note 2)

Total Investments (Cost $80,704,635) — 121.1%		$86,140,932
Liabilities in Excess of Other Assets — (21.1)%		(14,987,602)
NET ASSETS — 100.0%
(Applicable to 3,050,000 shares outstanding)		$71,153,330

*	Non-income producing security.

(a)	All or a portion of the security is on loan. At August 31, 2019, the market value of securities on loan was $14,580,470.

(b)	Seven-day yeild as of August 31, 2019.

The accompanying notes are an integral part of these financial statements.

19

Motley Fool ETFs

Statements of Assets and Liabilities

AUGUST 31, 2019

	Motley Fool 100 Index ETF	MFAM Small-Cap Growth ETF
ASSETS
Investments in securities at value (cost $164,507,559 and $61,036,132, respectively)^	$185,615,480	$66,472,429
Investments purchased with proceeds from securities lending collateral, at value (cost $15,785,227 and $14,992,353, respectively)	15,785,227	14,992,353
Short-term investments, at value (cost $179,667 and $4,676,150, respectively)	179,667	4,676,150
Receivables for:
Investments sold	1,099,110	—
Dividends	180,411	56,514
Total assets	202,859,895	86,197,446

LIABILITIES
Payables for:
Securities lending collateral (see Note 7)	15,785,227	14,992,353
Capital shares redeemed	1,125,080	—
Advisory fees	78,853	51,763
Total liabilities	16,989,160	15,044,116
Net assets	$185,870,735	$71,153,330

NET ASSETS CONSIST OF:
Par value	$8,275	$3,050
Paid-in capital	165,501,371	64,771,846
Total distributable earnings/(losses)	20,361,089	6,378,434
Net assets	$185,870,735	$71,153,330

Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	8,275,000	3,050,000
Net asset value, price per share	22.46	23.33
^ Includes market value of securities on loan	$15,417,163	$14,580,470

The accompanying notes are an integral part of these financial statements.

20

Motley Fool ETFs

Statements of Operations

FOR the Year ended AUGUST 31, 2019

	Motley Fool 100 Index ETF	MFAM Small-Cap Growth ETF*
INVESTMENT INCOME
Dividends	$1,904,434	$304,465
Securities lending income	31,999	137,547
Total investment income	1,936,433	442,012

EXPENSES
Advisory fees (Note 3)	812,537	447,308
Total expenses	812,537	447,308
Net investment income/(loss)	1,123,896	(5,296)

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from investments	(1,164,313)	947,433
Net realized gain/(loss) from redemption in-kind	796,378	471,741
Net change in unrealized appreciation/(depreciation) on investments	5,164,818	5,436,297
Net realized and unrealized gain/(loss) on investments	4,796,883	6,855,471
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,920,779	$6,850,175

*	Inception date of the Fund was October 29, 2018.

The accompanying notes are an integral part of these financial statements.

21

Motley Fool 100 Index ETF

Statements of Changes in Net Assets

	FOR THE YEAR ENDED AUGUST 31, 2019	For the PERIOD Ended august 31, 2018(1)(2)
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$1,123,896	$411,326
Net realized gain/(loss) from investments	(367,935)	197,085
Net change in unrealized appreciation/(depreciation) on investments	5,164,818	15,943,103
Net increase/(decrease) in net assets resulting from operations	5,920,779	16,551,514

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Total distributable earnings	(793,681)	—
Net decrease in net assets from dividends and distributions to shareholders	(793,681)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	45,942,865	131,864,333
Shares redeemed	(6,078,625)	(7,536,450)
Net increase/(decrease) in net assets from capital share transactions	39,864,240	124,327,883
Total increase/(decrease) in net assets	44,991,338	140,879,397

NET ASSETS:
Beginning of period	140,879,397	—
End of period	$185,870,735	$140,879,397

SHARES TRANSACTIONS:
Shares sold	2,200,000	6,750,000
Shares redeemed	(300,000)	(375,000)
Net increase/(decrease) in shares outstanding	1,900,000	6,375,000

(1)	Inception date of the Fund was January 29, 2018.

(2)

The following information was previously reported in the August 31, 2018 financial statements. See Note 8 for more details on the Securities and Exchange Commission’s (“SEC”) Final Rule on Disclosure Update and Simplification. Undistributed/accumulated net investment income/(loss) as of August 31, 2018 was $408,899.

The accompanying notes are an integral part of these financial statements.

22

MFAM Small-Cap Growth ETF

Statement of Changes in Net Assets

FOR THE Period ENDED AUGUST 31, 2019*
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$(5,296)
Net realized gain/(loss) from investments	1,419,174
Net change in unrealized appreciation/(depreciation) on investments	5,436,297
Net increase/(decrease) in net assets resulting from operations	6,850,175

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	68,046,763
Shares redeemed	(3,743,608)
Net increase/(decrease) in net assets from capital share transactions	64,303,155
Total increase/(decrease) in net assets	71,153,330

NET ASSETS:
Beginning of period	—
End of period	$71,153,330

SHARES TRANSACTIONS:
Shares sold	3,225,000
Shares redeemed	(175,000)
Net increase/(decrease) in shares outstanding	3,050,000

*	Inception date of the Fund was October 29, 2018.

The accompanying notes are an integral part of these financial statements.

23

Motley Fool 100 Index ETF

Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	YEAR ENDED AUGUST 31,	For the Period Ended august 31,
	2019	2018(1)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$22.10	$20.00
Net investment income/(loss)(2)	0.15	0.08
Net realized and unrealized gain/(loss) from investments	0.32	2.02
Net increase/(decrease) in net assets resulting from operations	0.47	2.10
Dividends and distributions to shareholders from:
Net investment income	(0.11)	—
Total dividends and distributions to shareholders	(0.11)	—
Net asset value, end of period	$22.46	$22.10
Market value, end of period	$22.42	$22.13
Total investment return/(loss) on net asset value(3)	2.27%	10.49	%(5)
Total investment return/(loss) on market price(4)	1.93%	10.65	%(5)
RATIO/SUPPLEMENTAL DATA
Net assets, end of period (000’s omitted)	$185,871	$140,879
Ratio of expenses to average net assets	0.50%	0.50	%(6)
Ratio of net investment income/(loss) to average net assets	0.69%	0.68	%(6)
Portfolio turnover rate	26%	10	%(5)

(1)	Inception date of the Fund was January 29, 2018.

(2)	Per share data calculated using average shares outstanding method.

(3)

Total investment return/(loss) on net asset value is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)

Total investment return/(loss) on market price is calculated assuming an initial investment made at the market price on the first day of the period, reinvestment of dividends and distributions at market price during the period and redemption at market price on the last day of the period.

(5)	Not annualized.

(6)	Annualized.

The accompanying notes are an integral part of these financial statements.

24

MFAM Small-Cap Growth ETF

Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the period. This information has been derived from information provided in the financial statements.

	FOR THE PERIOD ENDED AUGUST 31,
	2019(1)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$20.00
Net investment income/(loss)(2)	—	(3)
Net realized and unrealized gain/(loss) from investments	3.33
Net increase/(decrease) in net assets resulting from operations	3.33
Net asset value, end of period	$23.33
Market value, end of period	$23.34
Total investment return/(loss) on net asset value(4)	16.65	%(6)
Total investment return/(loss) on market price(5)	16.69	%(6)
RATIO/SUPPLEMENTAL DATA
Net assets, end of period (000’s omitted)	$71,153
Ratio of expenses to average net assets	0.85	%(7)
Ratio of net investment income/(loss) to average net assets	(0.01	)%(7)
Portfolio turnover rate	21	%(6)

(1)	Inception date of the Fund was October 29, 2018.

(2)	Per share data calculated using average shares outstanding method.

(3)	Amount rounds to less than 0.01 per share.

(4)

Total investment return/(loss) on net asset value is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(5)

Total investment return/(loss) on market price is calculated assuming an initial investment made at the market price on the first day of the period, reinvestment of dividends and distributions at market price during the period and redemption at market price on the last day of the period.

(6)	Not annualized.

(7)	Annualized.

The accompanying notes are an integral part of these financial statements.

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1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has thirty-three separate investment portfolios, including the Motley Fool 100 Index ETF (the “Fool 100 Fund”) and the MFAM Small-Cap Growth ETF (“Small-Cap Growth Fund”) (formerly known as the Motley Fool Small-Cap Growth ETF) (each a “Fund” and together the “Funds”). The Fool 100 Fund and Small-Cap Growth Fund commenced investment operations on January 29, 2018 and October 29, 2018, respectively.

RBB has authorized capital of one hundred billion shares of common stock of which 87.423 billion shares are currently classified into one hundred and eighty-five classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The investment objective of the Fool 100 Fund is to achieve investment results that correspond (before fees and expenses) generally to the total return performance of the Motley Fool 100 Index (the “Fool 100 Index”). The Fool 100 Index was developed by The Motley Fool, LLC (“The Motley Fool”), an affiliate of the Adviser, in 2017 and is a proprietary, rules-based index designed to track the performance of the 100 largest, most liquid U.S. companies that have been recommended by The Motley Fool’s analysts and newsletters or the highest-rated stocks in Fool IQ, the company’s analyst opinion database. Every company include in the Fool 100 Index is incorporated and listed in the U.S. The investment objective of the Small-Cap Growth Fund is to achieve long-term capital appreciation.

The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services - Investment Companies”.

The end of the reporting period for the Funds is August 31, 2019, and the period covered by these Notes to Financial Statements is the fiscal period ended August 31, 2019 (the “current fiscal period”).

PORTFOLIO VALUATION — Each Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Funds are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. Such procedures use fundamental valuation methods, which may include, but are not limited to, an analysis of the effect of any restrictions on the resale of the security, industry analysis and trends, significant changes in the issuer’s financial position, and any other event which could have a significant impact on the value of the security. Determination of fair value involves subjective judgment as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction, and the difference between the recorded fair value and the value that would be received in a sale could be significant.

FAIR VALUE MEASUREMENTS — The inputs and valuation techniques used to measure the fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

●	Level 1 – Prices are determined using quoted prices in active markets for identical securities.

●	Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

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●	Level 3 – Prices are determined using significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Funds’ investments carried at fair value:

FOOL 100 FUND

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE^
Common Stocks	$185,615,480	$185,615,480	$—	$—	$—
Investments Purchased with Proceeds from Securities Lending Collateral	15,785,227	—	—	—	15,785,227
Short-Term Investments	179,667	179,667	—	—	—
Total Investments*	$201,580,374	$185,795,147	$—	$—	$15,785,227

SMALL-CAP GROWTH FUND

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE^
Common Stocks	$66,472,429	$66,472,429	$—	$—	$—
Investments Purchased with Proceeds from Securities Lending Collateral	14,992,353	—	—	—	14,992,353
Short-Term Investments	4,676,150	4,676,150	—	—	—
Total Investments*	$86,140,932	$71,148,579	$—	$—	$14,992,353

*	Please refer to the Schedule of Investments for further details.

^

Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

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Motley Fool ETFs

Notes to Financial Statements (continued)

AUGUST 31, 2019

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires each Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only when a Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all Level 3 transfers are disclosed if a Fund had an amount of total Level 3 transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Funds had no Level 3 transfers.

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — The Funds record security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income (including amortization of premiums and accretion of discounts) is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. Expenses and fees, including investment advisory fees, are accrued daily and taken into account for the purpose of determining the NAV of each Fund.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Each Fund pays dividends from its net investment income and distributes any net capital gains that it realizes. Dividends and capital gains distributions are generally paid once a year and as required to comply with federal excise tax requirements. Distributions to shareholders are determined in accordance with tax regulations and recorded on ex dividend date. Additionally, each Fund reports details of distribution-related transactions on quarterly account statements. You may not receive a separate confirmation statement for these transactions.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is the Funds’ intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

CASH AND CASH EQUIVALENTS — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

OTHER — In the normal course of business, the Funds may enter into contracts that provide general indemnifications. Each Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, the Funds expect the risk of material loss from such claims to be remote.

2. Investment Policies and Practices

The sections below describe some of the different types of investments that may be made by the Funds and the investment practices in which the Funds may engage.

TYPES OF FIXED-INCOME SECURITIES — Each Fund may invest in bonds and other types of debt obligations of U.S. and foreign issuers. Fixed income securities purchased by a Fund may include, among others, bonds, notes, and debentures issued by corporations; debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities (“U.S. Government Securities”); municipal securities; mortgage-backed and asset-backed securities; and debt securities issued or guaranteed by foreign governments, their agencies, instrumentalities, or political subdivisions, or by government-owned, -controlled, or -sponsored entities, including central banks. These investments also include money market instruments and other types of obligations. Investors should recognize that, although securities ratings issued by S&P Global Ratings (“S&P”), a division of The McGraw-Hill Companies, Inc., and Moody’s Investors Services©, Inc. (“Moody’s”), provide a generally useful guide as to credit risks, they do not offer any criteria to evaluate interest rate risk. Changes in interest rate levels generally cause fluctuations

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Notes to Financial Statements (continued)

AUGUST 31, 2019

in the prices of fixed-income securities and will, therefore, cause fluctuations in the NAV per share of a Fund. Subsequent to the purchase of a fixed-income security by a Fund, the ratings or credit quality of such security may deteriorate. Any such subsequent adverse changes in the rating or quality of a security held by a Fund would not require a Fund to sell the security.

REAL ESTATE INVESTMENT TRUSTS — Real estate investment trusts (“REITs”) are pooled investment vehicles that manage a portfolio of real estate or real estate-related loans to earn profits for their shareholders. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of the borrower on any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property type, and are subject to heavy cash-flow dependency, default by borrowers, and self-liquidation. REITs must also meet certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”), to avoid entity level tax and be eligible to pass through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the 1940 Act. REITs are also subject to the risks of changes in the Code, affecting their tax status.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable-rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which a REIT may not have control over its investments. REITs may use significant amounts of leverage.

REITs often do not provide complete tax information until after the end of the calendar year. Consequently, because of the delay, it may be necessary for a Fund, if invested in REITs, to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. Alternatively, amended Forms 1099-DIV may be sent.

TEMPORARY INVESTMENTS — During periods of adverse market or economic conditions, a Fund may temporarily invest all or a substantial portion of its assets in high-quality, fixed-income securities, money market instruments, and shares of money market mutual funds, or it may hold cash. At such times, a Fund would not be pursuing its stated investment objective with its usual investment strategies. A Fund may also hold these investments for liquidity purposes. Fixed-income securities will be deemed to be of high quality if they are rated “A” or better by S&P or Moody’s or, if unrated, are determined to be of comparable quality by the Adviser. Money market instruments are high-quality, short-term fixed income obligations (which generally have remaining maturities of one year or less), and may include U.S. Government Securities, commercial paper, certificates of deposit and banker’s acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements for US. Government Securities. In lieu of purchasing money market instruments, a Fund may purchase shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements involving those securities, subject to certain limitations imposed by the 1940 Act. A Fund, as an investor in a money market fund, will indirectly bear the fees and expenses of the money market fund. These indirect fees and expenses will be in addition to the fees and expenses of the Funds. Repurchase agreements involve certain risks not associated with direct investments in debt securities.

3. INVESTMENT adviser and other services

Each Fund pays all of its expenses other than those expressly assumed by Motley Fool Asset Management, LLC (the “Adviser”). Expenses of each Fund are deducted from the Fund’s total income before dividends are paid. Subject to the supervision of the Board, the Adviser manages the overall investment operations of each Fund in accordance with the Fund’s respective investment objective and policies and formulates a continuing investment strategy for each Fund pursuant to the terms of the Investment Advisory Agreements between the Adviser and the Company on behalf of each Fund. The Adviser is a wholly-owned subsidiary of Motley Fool Investment Management, LLC, which is a wholly owned subsidiary of The Motley Fool Holdings Inc. (“TMF

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Notes to Financial Statements (continued)

AUGUST 31, 2019

Holdings”), a multimedia financial-services holding company that also owns The Motley Fool, which publishes investment information and analysis across a wide range of media, including investment newsletter services, websites, and books. TMF Holdings is controlled by David Gardner and Tom Gardner, along with other private shareholders. The Funds compensate the Adviser with a unitary management fee for its services at an annual rate of 0.50% for the Fool 100 Fund and 0.85% for the Small-Cap Growth Fund; based on each Fund’s average daily net assets (the “Advisory Fee”), payable on a monthly basis in arrears. From the Advisory Fee, the Adviser pays most of the expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services. However, the Adviser is not responsible for interest expenses, brokerage commissions and other trading expenses, fees and expenses of independent directors and their independent counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business.

During the current fiscal period, investment advisory fees accrued were as follows:

FUND	ADVISORY FEES
Fool 100 Fund	$812,537
Small-Cap Growth Fund	447,308

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as administrator for the Funds. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Funds’ transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Funds. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Quasar Distributors, LLC serves as the principal underwriter and distributor of the Funds’ shares pursuant to a Distribution Agreement with RBB.

Under the Fund’s unitary fee, the Adviser compensates Fund Services and the Custodian for its services provided.

DIRECTOR AND OFFICER COMPENSATION — The Directors of the Company receive an annual retainer and meeting fees for meetings attended. Employees of Vigilant Compliance, LLC serve as President, Chief Compliance Officer and Assistant Treasurer of the Company. Vigilant Compliance, LLC is compensated for these services provided to the Company. An employee of RBB serves as Treasurer and Secretary, and is compensated for services provided. Under the Funds’ unitary fee, the Adviser compensates the Directors and Officers for their services. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Fund or the Company. An employee of Vigilant Compliance, LLC serves as Chief Compliance Officer of the Adviser. Neither the Funds nor the Company compensate this individual or Vigilant Compliance, LLC for the services provided to Motley Fool Asset Management.

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

During the current fiscal period, aggregate purchases and sales and maturities of investment securities (excluding in-kind transactions and short-term investments) of the Funds were as follows:

FUND	PURCHASES	SALES
Fool 100 Fund	$44,189,429	$42,804,980
Small-Cap Growth Fund	12,048,677	14,385,904

There were no purchases or sales of long-term U.S. Government Securities during the current fiscal period.

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Motley Fool ETFs

Notes to Financial Statements (continued)

AUGUST 31, 2019

During the current fiscal period, aggregate purchases and sales and maturities of in-kind transactions of the Funds were as follows:

FUND	PURCHASES	SALES
Fool 100 Fund	$44,759,731	$5,961,941
Small-Cap Growth Fund	65,577,670	3,636,121

5. Federal Income tax information

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2019, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Funds were as follows:

FUND	FEDERAL TAX COST	UNREALIZED APPRECIATION	UNREALIZED (DEPRECIATION)	NET UNREALIZED APPRECIATION/ (DEPRECIATION)
Fool 100 Fund	$181,090,529	$25,678,612	$(5,188,767)	$20,489,845
Small-Cap Growth Fund	80,736,339	10,131,888	(4,727,295)	5,404,593

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

The following permanent differences as of August 31, 2019, primarily attributable to foreign currency transactions and in-kind redemptions gains, were reclassified among the following accounts:

FUND	DISTRIBUTABLE EARNINGS/LOSS	PAID-IN CAPITAL
Fool 100 Fund	$(761,873)	$761,873
Small-Cap Growth Fund	(471,741)	471,741

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Notes to Financial Statements (continued)

AUGUST 31, 2019

As of August 31, 2019, the components of distributable earnings on a tax basis were as follows:

FUND	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	CAPITAL LOSS CARRYOVER	QUALIFIED LATE-YEAR LOSS DEFERRAL	OTHER	UNREALIZED APPRECIATION/ (DEPRECIATION)	Total
Fool 100 Fund	$741,541	$—	$(870,297)	$—	$—	$20,489,845	$20,361,089
Small-Cap Growth Fund	966,352	12,785	—	(5,296)	—	5,404,593	6,378,434

The differences between the book and tax basis components of distributable earnings relate primarily to the timing of recognition of income and gains for federal income tax purposes.

The tax character of dividends and distributions paid during the fiscal periods ended August 31, 2019 and August 31, 2018 were as follows:

FUND	Tax Year	ORDINARY INCOME		LONG-TERM CAPITAL GAIN		TOTAL
Fool 100 Fund	2019	$793,681		$—		$793,681
Fool 100 Fund	2018	—		—		—
Small-Cap Growth Fund	2019	—		—		—
Small-Cap Growth Fund	2018	N/A	*	N/A	*	N/A	*

*	The Small-Cap Growth Fund had not commenced operations as of August 31, 2018.

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and August 31 and late year ordinary losses ((i) ordinary losses between January 1 and August 31, and (ii) specified ordinary and currency losses between November 1 and August 31) as occurring on the first day of the following tax year. For the fiscal year ended August 31, 2019, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until September 1, 2019. The Small-Cap Growth Fund deferred qualified late-year losses of $5,296 which will be treated as arising on the first business day of the following fiscal year.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. As of August 31, 2019, the Fool 100 Fund had unexpiring short-term losses of $870,297.

6. SHARE TRANSACTIONS

Shares of the Funds are listed and trade on the Cboe BZX Exchange, Inc. (the “Exchange”). Market prices for the shares may be different from their NAV. Each Fund issues and redeems shares on a continuous basis at NAV only in blocks of 25,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of each Fund. Creation Units may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors

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Motley Fool ETFs

Notes to Financial Statements (continued)

AUGUST 31, 2019

do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem shares directly from each Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

Each Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for each Fund is $250, payable to the custodian. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. Variable fees are imposed to compensate each Fund for the transaction costs associated with the cash transactions. Variable fees received by each Fund, if any, are displayed in the capital shares transactions section of the Statements of Changes in Net Assets. Each Fund may issue an unlimited number of shares of beneficial interest, with $0.001 par value per share. Shares of each Fund have equal rights and privileges.

7. SECURITIES LENDING

The Funds may make secured loans of its portfolio securities to brokers, dealers and other financial institutions to earn additional income and receive cash collateral equal to at least 100% of the current market value of the loaned securities, as marked to market each day that the NAV of the Funds is determined. When the collateral falls below specified amounts, the Funds’ lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Funds will pay administrative and custodial fees in connection with the loan of securities. Collateral is invested in short-term investments and the Funds will bear the risk of loss of the invested collateral. Investments purchased with proceeds from securities lending are overnight and continuous. Securities lending will expose the Funds to the risk of loss should a borrower default on its obligation to return the borrowed securities. The market value of the securities on loan and cash collateral as of the end of the reporting period and the income generated from the program during the current fiscal period with respect to such secured loans were as follows:

FUND	MARKET VALUE OF SECURITIES LOANED	MARKET VALUE OF COLLATERAL	INCOME RECEIVED FROM SECURITIES LENDING
Fool 100 Fund	$15,417,163	$15,785,227	$31,999
Small-Cap Growth Fund	14,580,470	14,992,353	137,547

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Motley Fool ETFs

Notes to Financial Statements (concluded)

AUGUST 31, 2019

Securities lending transactions are entered into by the Funds’ securities lending agent on behalf of the Funds’ under a Master Securities Lending Agreement (“MSLA”) which permits the Funds’ securities lending agent on behalf of the Funds under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable on behalf of the Funds to the same counterparty against amounts to be received and create one single net payment due to or from the Funds. The following table is a summary of the Funds’ open securities lending transactions which are subject to a MSLA as of the end of the reporting period:

				GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
FUND	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS[1]	CASH COLLATERAL RECEIVED	NET AMOUNT[2]
Fool 100 Fund	$15,417,163	$—	$15,417,163	$(15,417,163)	$—	$—
Small-Cap Growth Fund	14,580,470	—	14,580,470	(14,580,470)	—	—

[1]	Amount disclosed is limited to the amount of assets presented in the Statements of Assets and Liabilities. Actual collateral received may be more than the amount shown.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

8. New accounting pronouncements and regulatory updates

In August 2018, FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all affected entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An affected entity is permitted to adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of additional disclosures, which are required for public companies only, until their effective date. Management evaluated the impact of these changes on the Funds’ financial statements and has elected to early adopt the removed and modified disclosures effective February 28, 2019. The impact of adoption was limited to changes in the financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy. Management is still evaluating the impact of the additional disclosure requirements.

In August 2018, the SEC released its Final Rule on Disclosure Update and Simplification, which amends certain disclosure requirements effective for filings subsequent to November 5, 2018. As of February 28, 2019, management has adopted this amendment. The amendment requires presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities. The amendment also requires presentation of the total distributions, rather than the components thereof, on the Statements of Changes in Net Assets and removes the requirement for disclosure of accumulated net investment income/(loss) on a book basis. These changes generally simplify the disclosure of information without significantly altering the information provided to investors.

9. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no significant events requiring recognition or disclosure in the financial statements.

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Motley Fool ETFs

Report of Independent Registered
Public Accounting Firm

To the Board of Directors of
The RBB Fund, Inc.
and the Shareholders of the Motley Fool ETFs

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Motley Fool 100 Index ETF and MFAM Small-Cap Growth ETF (the “Funds”), each a series of The RBB Fund, Inc., including the schedules of investments, as of August 31, 2019, with respect to Motley Fool 100 Index ETF, the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for the year then ended and for the period January 29, 2018 (commencement of operations) through August 31, 2018, with respect to MFAM Small-Cap Growth ETF, the related statement of operations, statement of changes in net assets, and financial highlights for the period October 29, 2018 (commencement of operations) through August 31, 2019, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of August 31, 2019, the results of their operations, the changes in their net assets, and the financial highlights for the period indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2011.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
October 30, 2019

35

MOTLEY FOOL ETFS

Shareholder Tax Information (Unaudited)

Certain tax information regarding the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable period ended August 31, 2019. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ending December 31, 2019. During the fiscal year ended August 31, 2019, the following dividends and distributions were paid by the Funds:

FUND	ORDINARY INCOME	LONG-TERM GAINS
Fool 100 Fund	$ 793,681	$ —
Small-Cap Growth Fund	—	—

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Under the Jobs and Growth Tax relief Reconciliation Act of 2003 the following percentages of ordinary dividends paid during the fiscal year ended August 31, 2019 are designated as “qualified dividend income,” as defined in the Act, and are subject to reduced tax rates:

Fool 100 Fund	100.00%
Small-Cap Growth Fund	0.00%

The percentage of total ordinary income dividends paid qualifying for the corporate dividends received deduction for the Funds are as follows:

Fool 100 Fund	100.00%
Small-Cap Growth Fund	0.00%

Because the Funds’ fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2019. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2020.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

36

Motley Fool ETFs

Notice to Shareholders

(Unaudited)

Information on Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available (i) without charge, upon request, by calling (888) 863-8803; and (ii) on the SEC’s website at http://www.sec.gov.

Quarterly Schedule of Investments

The Company files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q (or as an exhibit to its reports on Form N-Q’s successor, Form N-PORT). Shareholders can obtain the Form N-Q (i) without charge, upon request, by calling (888) 863-8803; and (ii) on the SEC’s website at http://www.sec.gov.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

As required by the Investment Company Act of 1940, as amended (the “1940 Act”), the Board of Directors (the “Board”) of the Company, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of the investment advisory agreements between the Adviser and the Company (the “Investment Advisory Agreements”) on behalf of the Motley Fool 100 Index ETF and MFAM Small-Cap Growth ETF (each a “Fund” and collectively the “Funds”), at a meeting of the Board held on May 15-16, 2019 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreements for an additional one-year term. The Board’s decision to approve the Investment Advisory Agreements reflects the exercise of its business judgment to continue the existing arrangement. In approving the Investment Advisory Agreements, the Board considered information provided by the Adviser with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Investment Advisory Agreements between the Company and the Adviser with respect to the Funds, the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of the Adviser’s services provided to the Funds; (ii) descriptions of the experience and qualifications of the Adviser’s personnel providing those services; (iii) the Adviser’s investment philosophies and processes; (iv) the Adviser’s assets under management and client descriptions; (v) the Adviser’s soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) the Adviser’s advisory fee arrangement with the Company and other similarly managed clients; (vii) the Adviser’s compliance policies and procedures; (viii) the Adviser’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Funds; (ix) the extent to which economies of scale are relevant to the Funds; (x) a report prepared by Broadridge/Lipper comparing each Fund’s management fees and total expense ratio to those of its Lipper peer group; and (xi) a report comparing the performance of the Funds to the performance of their respective benchmark.

As part of their review, the Directors considered the nature, extent and quality of the services provided by the Adviser. The Directors concluded that the Adviser had substantial resources to provide services to the Funds and that the Adviser’s services had been acceptable.

The Directors also considered the investment performance of the Funds and the Adviser. The Directors considered the Funds’ investment performance in light of their investment objectives and investment strategies. The Directors concluded that the investment performance of each of the Funds as compared to their respective benchmarks and Lipper Groups was acceptable.

In reaching this conclusion, the Directors noted the performance of the Motley Fool 100 Index ETF. The Directors considered that because the Motley Fool 100 Index ETF was designed to track the performance of its index, the relevant consideration was the extent to which the Fund tracked its index before fees and expenses. The Board also noted that the performance of the index did not take into account the expenses incurred when purchasing or selling securities, which expenses would lower the performance of a fund seeking to replicate some or all of the holdings of the index. The Board noted that for the year-to-date, one-year and since inception periods ended March 31, 2019, the Motley Fool 100 Index ETF’s performance was in line with its index before fees and expenses. The Directors also noted that the Motley Fool 100 Index ETF ranked in the 2nd quintile in its Lipper Performance Group for the since-inception period ended December 31, 2018, and ranked in the 1st quintile in its Lipper Performance Universe for the since-inception period ended December 31, 2018.

37

Motley Fool ETFs

Notice to Shareholders (ConCLUDED)

(Unaudited)

The Directors noted the MFAM Small-Cap Growth ETF had outperformed its benchmark for the year-to-date and since-inception periods ended March 31, 2019. The Directors also noted that the MFAM Small-Cap Growth ETF ranked in the 1st quintile in its Lipper Performance Group for the since-inception period ended December 31, 2018, and ranked in the 1st quintile in its Lipper Performance Universe for the since-inception period ended December 31, 2018.

The Board also considered the advisory fee rates payable by the Funds under the Investment Advisory Agreements. In this regard, information on the fees paid by the Funds and the Funds’ total operating expense ratios (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that the actual advisor fee of the Motley Fool 100 Index ETF ranked in the 4th quintile of its Lipper Expense Group and in the 5th quintile of its Lipper Expense Universe, and the actual advisor fee of the MFAM Small-Cap Growth ETF ranked in the 5th quintile of its Lipper Expense Group and in the 5th quintile of its Lipper Expense Universe. The Board also took into consideration that the advisory fee for the Motley Fool 100 Index ETF and the MFAM Small-Cap Growth ETF was a “unitary fee,” meaning those Funds paid no expenses other than the advisory fee and certain other costs such as interest, brokerage and extraordinary expenses. The Board noted that MFAM continued to be responsible for compensating the Company’s other service providers and paying other expenses of the Motley Fool 100 Index ETF and the MFAM Small-Cap Growth ETF out of its own fees and resources.

After reviewing the information regarding the Funds’ costs, profitability and economies of scale, and after considering MFAM’s services, the Directors concluded that the investment advisory fees paid by the Funds were fair and reasonable and that the Investment Advisory Agreements should be approved and continued for an additional one year period ending August 16, 2020.

Frequency Distributions of Premiums and Discounts

Information regarding how often shares of the Funds trade on an exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Funds is available, without charge, on the Funds’ website at www.mfamfunds.com.

38

Motley Fool ETFs

PRIVACY NOTICE

(Unaudited)

What Does Motley Fool Funds Do With Your Personal Information?

Why?: Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information.

Please read this notice carefully to understand what we do.

What?: The type of personal information we collect and share depend on the product or service you have with us. This information can include:

●	Social Security number and transaction history
●	Account balances and checking account information
●	Account transactions and wire transfer instructions

When you are no longer a customer, we continue to share your information as described in this notice.

How?: All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Motley Fool Asset Management chooses to share; and whether you can limit this sharing.

Reasons we share your personal information	Does Motley Fool Asset Management share?	Can you limit this sharing?

For our everyday business purposes —
such as to process your transaction, maintain your account(s), provide you with necessary information, respond to court orders and legal investigation, or report to credit bureaus

	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	Yes
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don’t share

Visit us online: https://www.mfamfunds.com/website-privacy-policy/

Please note:

●

If you are a new customer, we can begin sharing your information 30 days from the days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

39

Motley Fool ETFs

PRIVACY NOTICE (Continued)

(Unaudited)

However, you can contact us at any time to limit our sharing.

Questions: Call 1-888-863-8803 or go to www.mfamfunds.com

What we do:

How does Motley Fool Asset Management protect my personal information?

We collect your personal information, for example, when you:

●	Open an account or provide account information
●	Make deposits or withdrawals from your account
●	Make a wire transfer or tell us where to send the money

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●	Sharing for affiliates everyday business purposes – information about your creditworthiness
●	Make deposits or withdrawals from your account
●	Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

What happens when I limit sharing for an account I hold jointly with someone else?

Your choices will apply to everyone on your account.

EUROPEAN UNION’S GENERAL DATA PROTECTION REGULATION

In addition to the above information, where applicable, you have the following rights under the European Union’s General Data Protection Regulation (“GDPR”) and U.S. Privacy Laws, as applicable and to the extent permitted by law, to

●	Check whether we hold personal information about you and to access such data (in accordance with our policy)
●	Request the correction of personal information about you that is inaccurate
●	Have a copy of the personal information we hold about you provided to you or another “controller” where technically feasible
●	Request the erasure of your personal information
●	Request the restriction of processing concerning you

The legal grounds for processing of your personal information is for contractual necessity and compliance with law.

If you wish to exercise any of your rights above, please call: 1-888-863-8803.

You are required to ensure the personal information we hold about you is up-to-date and accurate and you must notify us of any changes to the personal data you provided to us.

The MFAM Funds shall retain your personal data for as long as you are an investor in the Funds and thereafter as long as necessary to comply with applicable laws that require the Funds to retain your personal data, such as the Securities and Exchange Commission’s data retention rules. Your personal data will be transferred to the United States so that the Funds may provide the agreed upon services for you. No adequacy decision has been rendered by the European Commission as to the data protection of your personal data when transferring it to the United States. However, the Funds do take the security of your personal data seriously.

Definitions:

Affiliates - Companies related by common ownership or control. They can be financial and nonfinancial companies.

Our affiliates include companies with a Motley Fool name; financial companies such as Motley Fool Asset Management, LLC; and nonfinancial companies such as The Motley Fool, LLC and The Motley Fool Holdings, Inc.

40

Motley Fool ETFs

PRIVACY NOTICE (Concluded)

(Unaudited)

Nonaffiliates - Companies not related by common ownership or control. They can be financial and nonfinancial companies.

Motley Fool Asset Management does not share with nonaffiliates so they can market to you.

Joint marketing - A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

Motley Fool Asset Management doesn’t jointly market.

Controller - “Controller” means the natural or legal person, public authority, agency or other body which, alone or jointly with others, determines the purposes and means of the processing of personal data; where the purposes and means of such processing are determined by European Union or European Member State law, the controller or the specific criteria for its nomination may be provided for by European Union or European Member State law.

41

Motley Fool ETFs

Directors and Officers

(Unaudited)

Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (888) 863-8803.

Name, Address, AND AGE	Positions(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years

INDEPENDENT DIRECTORS
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 86	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	33	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 615 East Michigan Street Milwaukee, WI 53202 Age: 80	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since 2004, Director of Cornerstone Bank.	33	None
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 52	Director	2012 to present	Since 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	33

Emtec, Inc.; FS Investment Corporation (business development company)(until December 2018); FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios)(registered investment company).

Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 76	Director	2006 to present	Since 1997, Consultant, financial services organizations.	33

IntriCon Corporation (biomedical device manufacturer); Kalmar Pooled Investment Trust (registered investment company) (until September 2017); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance).

42

Motley Fool ETFs

Directors and Officers (CONTINUED)

(Unaudited)

Name, Address, AND AGE	Positions(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years

Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 71	Chairman Director	2005 to present 1991 to present	From 2006-2016, Co-Founder and Chief Executive Officer, Lifebooker, LLC (online beauty and health appointment booking service).	33	Independent Trustee of EIP Investment Trust (registered investment company).
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 59	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm); from 1983-2014, Chief Executive Officer and various positions, Pershing LLC (broker dealer, clearing and custody firm).	33

WisdomTree Investments, Inc. (asset management company)(until March 2019); Fidelity National Information Services, Inc. (financial services technology company); Ameriprise Financial, Inc. (financial services company).

Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 78	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	33	Reich and Tang Group (asset management)(until 2015).
INTERESTED DIRECTOR[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 81	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	33	None
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 56	President Chief Compliance Officer	2009 to present 2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company).	N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 58	Treasurer and Secretary	2016 to present

Since 2016, Treasurer and Secretary of The RBB Fund, Inc.; from 2005 to 2016, Assistant Treasurer of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).

				N/A	N/A

43

Motley Fool ETFs

Directors and Officers (CONTINUED)

(Unaudited)

Name, Address, AND AGE	Positions(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years

Robert Amweg Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 66	Assistant Treasurer	2016 to present

Since 2013, Compliance Director, Vigilant Compliance, LLC (investment management services company); since 2012, Consultant to the financial services industry; from 2007 to 2012, Chief Financial Officer and Chief Accounting Officer, Turner Investments, LP (registered investment company).

				N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 36	Assistant Treasurer	2018 to present	Since 2016, Assistant Vice President, U.S. Bancorp Fund Services, LLC (fund administrative services firm); from 2007 to 2016, Supervisor, Nuveen Investments (registered investment company).	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 48	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 60	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 40	Assistant Secretary	2017 to present	Partner, Drinker Biddle & Reath LLP (law firm) (2017-Present); Drinker Biddle & Reath LLP (2006-Present).	N/A	N/A

*	Each Director oversees 33 portfolios of the Company.

1.

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

44

Motley Fool ETFs

Directors and Officers (CONCLUDED)

(Unaudited)

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the past five years. Each Director possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Straniere has been a practicing attorney for over 30 years and also serves on the boards of an asset management company and another registered investment company. Mr. Brodsky has over 40 years of senior executive level management experience in the cable television and communications industry. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Carnall has decades of senior executive-level management experience in the banking and financial services industry and also serves on the boards of various corporations and a bank. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing and investment services industry and service on securities industry and investment company boards.

45

Investment Adviser

Motley Fool Asset Management, LLC
2000 Duke Street
Suite 275
Alexandria, VA 22314

Administrator and Transfer Agent

U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

Custodian

U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Principal Underwriter

Quasar Distributors, LLC
777 East Wisconsin Avenue, Floor 6
Milwaukee, WI 53202

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP
Two Liberty Place
50 S 16th St. Suite 2900
Philadelphia, PA 19102-2529

Legal Counsel

Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

46

Stay informed about your investment!

Shareholders like you are very important to us, we’d love to hear your feedback and answer questions! If you have a question or comment please send it to fundservice@mfamfunds.com.

(This Page Intentionally Left Blank.)

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ORINDA FUNDS

Annual Report

AUGUST 31, 2019

Orinda Income Opportunities Fund

of

the RBB Fund, Inc.

Class I Shares – OIOIX

Class A Shares – OIOAX

Class D Shares – OIODX

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-855-467-4632.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-855-467-4632 to inform the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Commentary	1
Performance Data	5
Fund Expense Examples	8
Allocation of Portfolio Assets	9
Schedule of Investments	10
Schedule of Securities Sold Short	16
Financial Statements	17
Statement of Assets and Liabilities	17
Statement of Operations	19
Statements of Changes in Net Assets	20
Statement of Cash Flows	22
Financial Highlights	24
Notes to Financial Statements	27
Report of Independent Registered Public Accounting Firm	39
Shareholder Tax Information	40
Notice to Shareholders	41
Management	43
Privacy Notice	47

Orinda Income Opportunities Fund Commentary

Dear Shareholder,

The fiscal year started out with the continuation of 2 plus years of generally rising interest rates before interest rates made a dramatic reversal. The 10-year Treasury yield continued to move higher, peaking at 3.24% in early November as the Federal Reserve (“Fed”) raised rates in September and again in December, only to reverse course and lower rates in July of this year. The yield on the 10-year Treasury began falling well before the first Fed rate cut and ended the fiscal year at just 1.50%. While the Orinda Income Opportunities Fund (the “Fund”) delivered a positive return over the year, it underperformed the broader bond market, which had very strong performance in the second half of the fiscal year as the Fed reversed course and yields dropped dramatically. Our preferred and fixed income securities generated positive gross returns, contributing 4.09% to the gross performance of the Fund during the fiscal year. Our common stock securities and investments in closed-end funds and ETF’s were also up, contributing 2.26% to gross performance, while hedging positions did not have a significant impact on the Fund’s gross returns.

Fund net exposure varied significantly during the year based on the large sell-off of assets in the first part of the fiscal year, followed by a strong rebound in the second half of the year. The Fund started the year with net exposure of just over 100% and remained relatively stable until late December, when we began increasing net exposure, which peaked at 118% in early January. Following the strong rebound in the Fund’s positions, we lowered net exposure back down to 105% by the end of March. At fiscal year-end, net exposure was 103%. With the rate reversal of the Fed in the second half of the fiscal year, we anticipate that the Fund’s net exposure will generally be between 90%-105% over the coming fiscal year, but changing market conditions may warrant otherwise.

Shown below is the Fund’s performance for the fiscal year ended August 31, 2019, as well as the performance for the Bloomberg Barclays Capital U.S. Aggregate Bond Index.

ORINDA INCOME OPPORTUNITIES FUND
Annualized Returns as of 8/31/19	1 year	3 years	5 years	Since Inception (6/28/13)[1]	Since Inception (9/27/13)[2]
PERFORMANCE AT NAV without sales charge
A share	3.82%	3.67%	3.20%	4.06%	N/A
I share	4.17%	4.00%	3.52%	4.38%	N/A
D share (commenced 9/27/13)	3.12%	2.97%	2.52%	N/A	3.53%

Bloomberg Barclays Capital U.S. Aggregate Bond Index	10.17%	3.09%	3.34%	3.56%	3.61%
PERFORMANCE AT MOP includes maximum sales charge
A share	-1.36%	1.92%	2.14%	3.20%	N/A

1.

The Orinda Income Opportunities Fund, a series of Advisor Series Trust (the “Predecessor Fund”) reorganized into the Fund following the close of business on April 28, 2017. The Predecessor Fund’s Class I and Class A shares commenced operations on June 28, 2013.

2.	The Predecessor Fund’s Class D shares commenced operations on September 27, 2013.

Total Annual Fund Operating Expenses (what an investor would pay as of 12/31/18):
A share 2.10%; I share 1.95%; D share 2.95%.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-903-1313 or visiting www.orindafunds.com. Performance data shown at MOP (Maximum Offering Price) reflects the Class A maximum sales charge of 5.00%. Performance data shown at NAV (Net Asset Value) does not reflect the deduction of the sales load. If reflected, the load would reduce the performance quoted. Investment performance reflects fee waivers in effect. In the absence of such waivers total return would be reduced.

1

Orinda Income Opportunities Fund Commentary (Continued)

Until December 31, 2020, Orinda Asset Management, LLC (the “Adviser”) has agreed to waive its fees to the extent necessary to maintain annualized expense ratios for the Class I, Class A and Class D shareholders of average daily net assets of 1.40%, 1.70%, and 2.40%, respectively (excluding acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest and taxes). There can be no assurance that the Adviser will continue such waiver for the Fund after December 31, 2020. For more detailed review of fund expenses, please refer to the prospectus by visiting www.orindafunds.com.

DISTRIBUTION RATE as of 6/30/2019

Distribution rate is calculated by dividing the current distribution paid for the quarter (annualized at a quarterly rate) by the NAV at 6/30/19. The Fund’s distribution rate includes a return of capital component. The 30-Day SEC yield is based on a 30-day period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

Market Outlook

The fourth quarter of 2018 saw a widespread sell-off of risk assets as markets judged the global economy to be weakening and monetary policy to have finally tightened enough to choke off the longest economic recovery on record. Both risky bonds and stocks cheapened significantly in the ensuing flight to quality. A rhetorical policy shift signaled in the Fed’s December meeting changed the outlook significantly, paving the way for the re-ignition of risk sentiment in 2019. Globally, central banks followed suit, pushing the policy environment to unequivocal accommodation for the first time since the current rate hiking cycle began in late 2015.

The first half of 2019 marked one of the broadest, strongest rallies across nearly all asset classes in a decade. After a much-anticipated Fed rate cut in July, President Trump surprised markets by threatening new China tariffs. Risky asset markets declined in response to this development. The S&P 500 Index was down nearly 2% for the month of August 2019, which constituted the worst August in four years. The Fed followed up with another 25 basis point rate cut in September, though a number of Federal Open Market Committee members dissented, perhaps tacitly agreeing with former New York Fed president Bill Dudley’s assertion that monetary policymakers should not enable the president’s trade wars.

International trade flashpoints are nearly impossible to predict. We believe, however, that the fundamental picture for economic growth is far weaker than at this time last year. The 30-year Treasury rate hit an all-time bottom of 1.94% on August 28, 2019, and a closely-watched recession indicator, the spread between 2-year and 10-year rates, turned negative on the day before. Naturally, these dramatic swings in the yield curve partly reflect the influence of technical, momentum factors. But we believe that they also hint at growing unease about the prospects for the economic expansion in this, its eleventh summer.

At the same time as equities were registering new highs, economic fundamentals told a different story. Consistently soft inflation data, a slowdown in company earnings and guidance, and weakening manufacturing Purchasing Managers’ Index numbers (with the U.S. joining the Euro area and Japan in contraction) signaled a downturn in global growth. Headline U.S. GDP numbers remained

2

Orinda Income Opportunities Fund Commentary (Continued)

above 3%, but, after stripping out government spending, trade, and inventories, domestic GDP looked tepid at 1%. Likely spooked by the consistently worsening trade narrative, business capital expenditure also slowed. The U.S. economy has been on a tax cuts-fueled sugar high for nearly two years; a return to trend seems inevitable. What markets are debating is whether there will be a “soft landing” or an official recession in the next twelve months.

The employment picture looked marginally better as August payrolls saw modest growth, though July’s strong numbers were revised downward. The U.S. consumer was once again looked to as the primary indicator of the global recovery, but even here there were signs of trouble. Consumer sentiment surveys, typically backward-looking, were beginning to show declining sentiment. In August, the University of Michigan survey of consumers posted its largest decline since December 2012. With less space for monetary stimulus in 2019 than in 2007, one must consider the recession-fighting policy toolbox. With a Fed funds rate of 2%, several measures of yield curve inversion suggest policy is still too tight. Mario Draghi, President of the European Central Bank (“ECB”), is leaving office in September with a new bout of quantitative easing, but there are fewer and fewer German bonds that the ECB does not already own. German 30-year bund rates touched negative in August and more than half of all Eurozone sovereign bonds are currently in negative territory. Corporations and even some Danish homeowners are able to borrow in (nominally) negative terms.

Most forecasters see a 12-month recession probability of 25-to-50%. To our mind, the question is not if, but when. The last time the Fed nailed a soft-landing was in 1994 and the Fed funds rate began that hiking cycle at 3%. The odds in 2020 don’t look as good. We have recently argued that the largest risk to our portfolios is a surprise bounce in inflation numbers and a spring in long rates back to “normalized” levels of 3.5 or 4%. Given trends in demography, business spending, fiscal impulse, and the broader labor market (once wages and hours worked are considered), we believe this scenario has a low probability. Our main market prediction remains the continued gradual “Japanification” of developed markets, including the United States. Thus, over the intermediate term, we take some comfort in investing in rate sensitive areas of the economy, such as real estate and infrastructure, even after the MSCI US REIT Index returned over 20% for the first eight months of 2019. But valuations for defensive assets are very rich across the board. There is little room for a mistake, and recent price action suggests the bond market is vulnerable to a correction. An investment thesis that is predicated on rates continuing to fall may well be correct but is, in our judgment, unnecessarily reckless

Despite these concerns, we believe the valuation picture for risk assets is shakier now than it was heading into 2019. A spread of 220 basis points for the ICE BAML U.S. High Yield BB Index is close to an all-time high. The S&P 500’s Cyclically Adjusted Price/Earning Ratio is above 30, just off of its post-crisis high. Markets have settled into a pattern over the last year of steady appreciation, punctuated by sudden reversals. Domestic money market accounts in the U.S. hold $3.5 trillion, and as the Fed lowers rates, some of that capital will certainly need to be spent. Our bet is, as those funds are deployed, investors will continue to favor (very) late cycle assets: utilities, staples, real estate, and parts of the healthcare sector. More importantly, we believe that markets will emphasize areas insulated from trade uncertainty and focus on businesses with highly visible earnings growth, lower levels of debt, and strong interest coverage. The watch phrase for 2020 will be “proceed with caution”.

Paul Gray
Portfolio Manager

The information provided herein represents the opinions of Orinda Asset Management, LLC and is not intended to be a forecast of future events, a guarantee of future results, investment advice or a recommendation to buy or sell any security.

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

The Fund can make short sales of securities, which involves the risk that losses in securities may exceed the original amount invested. The Fund may use leverage which may exaggerate the effect of any increase or decrease in the value of portfolio securities or the set asset value of the Fund, and money borrowed will be subject to interest costs. Investments in smaller and medium companies involve greater risks such as limited liquidity and greater volatility. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for emerging markets. Investments in debt securities

3

Orinda Income Opportunities Fund COMMENTARY (CONCLUDED)

typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Fund may use certain types of investment derivatives such as futures, forwards, and swaps. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Investments in asset backed and mortgage backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. To the extent that a master limited partnership’s (“MLP’s”) interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. The risks of investing in an MLP are generally those involved in investing in a partnership as opposed to a corporation. Exchange-traded funds (“ETFs”) are typically open-end investment companies that are bought and sold on a national securities exchange. When the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF generally reflects the risks of owning the underlying securities it holds. Rule 144A securities carry the risk that the trading market may not continue and the Fund might be unable to dispose of these securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements. The risk exists that the market value of initial public offering (“IPO”) shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, and the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. The Fund is non-diversified, which means that there is no restriction on how much the Fund may invest in the securities of an issuer under the Investment Company Act of 1940. Some of the risks involved in investing in REITs include a general decline in the value of real estate, fluctuations in rental income, changes in interest rates, increases in property taxes, increased operating costs, overbuilding, changes in zoning laws, and changes in consumer demand for real estate.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments for a complete listing of Fund holdings.

INDICES / DEFINITIONS

The Bloomberg Barclays Capital U.S. Aggregate Bond Index* is an unmanaged, market capitalization-weighted index, comprised predominately of U.S. traded investment grade bonds with maturities of one year or more. The index includes Treasury securities, Government agency bonds, mortgage-backed bonds, and corporate bonds. The index is representative of intermediate duration U.S. investment grade debt securities.

The S&P 500 Index* is an unmanaged index with no defined investment objective and is comprised of common stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index includes the reinvestment of dividends.

The MSCI U.S. REIT Index* is a free float-adjusted market capitalization weighted index that is comprised of equity Real Estate Investment Trusts (REITs). The index is based on the MSCI USA Investable Market Index (IMI), its parent index, which captures the large, mid and small cap segments of the U.S. market.

The ICE BAML U.S. High Yield BB Index* tracks the performance of US dollar denominated below investment-grade-rated corporate debt publicly issued in the US domestic market. This index includes only securities with a given investment grade rating of BB.

The federal funds rate is the interest rate at which depository institutions (banks and credit unions) lend reserve balances to other depository institutions overnight, on an uncollateralized basis. Yield is the income return on an investment. This refers to the interest or dividends received from a security and is usually expressed annually as a percentage based on the investment’s cost, its current market value or its face value. Basis point is a unit of measure used to describe the percentage change in the value or rate of a financial instrument. One basis point is equivalent to 0.01%. The Purchasing Managers’ Index is an index of the prevailing direction of economic trends in the manufacturing and service sectors. The S&P 500 Cyclically Adjusted Price/Earnings Ratio is a valuation measure usually applied to the S&P 500 equity market. It is defined as the price of a stock divided by the average of ten years of earnings, adjusted for inflation.

Orinda Asset Management, LLC is the investment adviser to the Orinda Income Opportunities Fund, which is distributed by Quasar Distributors, LLC.

*	One cannot invest directly in an index.

4

Orinda Income Opportunities Fund Performance Data August 31, 2019 (Unaudited)

Comparison of the change in value of a $100,000 investment in the
Orinda Income Opportunities Fund – Class I and
the Bloomberg Barclays U.S. Aggregate Bond Index

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund on June 28, 2013, the Fund’s inception date. Returns reflect the reinvestment of dividends and capital gain distributions. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares. This chart does not imply any future performance.

Average Annual Total Returns for the Periods ended AUGUST 31, 2019
	One Year	Three Years	Five Years	Since Inception(1)
Class I Shares (No Load)	4.17%	4.00%	3.52%	4.38%
Bloomberg Barclays U.S. Aggregate Bond Index	10.17%	3.09%	3.34%	3.56%

(1)	Inception date of Class I Shares of the Fund was June 28, 2013.

Until December 31, 2020, the Adviser has agreed to waive its fees to the extent necessary to maintain annualized expense ratios for the Class I Shares of average daily net assets of 1.40% (excluding certain items discussed below). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause the Fund’s net annualized expense ratio to exceed the applicable expense limitation: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest and taxes. There can be no assurance that the Adviser will continue such waiver for the Fund after December 31, 2020. The Fund’s expense ratio for the Class I Shares, as stated in the current prospectus, is 1.95%.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-467-4632.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged, market capitalization-weighted index, comprised predominately of U.S. traded investment grade bonds with maturities of one year or more. The index includes Treasury securities, Government agency bonds, mortgage-backed bonds, and corporate bonds. The index is representative of intermediate duration US investment grade debt securities. It is not possible to invest directly in an index.

5

Orinda Income Opportunities Fund Performance Data (Continued) August 31, 2019 (Unaudited)

Comparison of the change in value of a $10,000 investment in the
Orinda Income Opportunities Fund – Class A and
the Bloomberg Barclays U.S. Aggregate Bond Index

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on June 28, 2013, the Fund’s inception date. Returns reflect the reinvestment of dividends and capital gain distributions. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares. This chart does not imply any future performance.

Average Annual Total Returns for the Periods ended AUGUST 31, 2019
	One Year	Three Years	Five Years	Since Inception(1)
Class A Shares (No Load)	3.82%	3.67%	3.20%	4.06%
Class A Shares (Load)	-1.36%	1.92%	2.14%	3.20%
Bloomberg Barclays U.S. Aggregate Bond Index	10.17%	3.09%	3.34%	3.56%

(1)	Inception date of Class A Shares of the Fund was June 28, 2013.

Until December 31, 2020, the Adviser has agreed to waive its fees to the extent necessary to maintain annualized expense ratios for the Class A Shares of average daily net assets of 1.70% (excluding certain items discussed below). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause the Fund’s net annualized expense ratio to exceed the applicable expense limitation: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest and taxes. There can be no assurance that the Adviser will continue such waiver for the Fund after December 31, 2020. The Fund’s expense ratio for the Class A Shares, as stated in the current prospectus, is 2.10%.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-467-4632.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged, market capitalization-weighted index, comprised predominately of U.S. traded investment grade bonds with maturities of one year or more. The index includes Treasury securities, Government agency bonds, mortgage-backed bonds, and corporate bonds. The index is representative of intermediate duration US investment grade debt securities. It is not possible to invest directly in an index.

6

Orinda Income Opportunities Fund Performance Data (CONCLUDED) August 31, 2019 (Unaudited)

Comparison of the change in value of a $10,000 investment in the
Orinda Income Opportunities Fund – Class D and
the Bloomberg Barclays U.S. Aggregate Bond Index

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on September 27, 2013, the Fund’s inception date. Returns reflect the reinvestment of dividends and capital gain distributions. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares. This chart does not imply any future performance.

Average Annual Total Returns for the Periods ended AUGUST 31, 2019
	One Year	Three Years	Five Years	Since Inception(1)
Class D Shares (No Load)	3.12%	2.97%	2.52%	3.53%
Bloomberg Barclays U.S. Aggregate Bond Index	10.17%	3.09%	3.34%	3.61%

(1)	Inception date of Class D Shares of the Fund was September 27, 2013.

Until December 31, 2020, the Adviser has agreed to waive its fees to the extent necessary to maintain annualized expense ratios for the Class D Shares of average daily net assets of 2.40% (excluding certain items discussed below). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause the Fund’s net annualized expense ratio to exceed the applicable expense limitation: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest and taxes. There can be no assurance that the Adviser will continue such waiver for the Fund after December 31, 2020. The Fund’s expense ratio for the Class D Shares, as stated in the current prospectus, is 2.95%.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-467-4632.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged, market capitalization-weighted index, comprised predominately of U.S. traded investment grade bonds with maturities of one year or more. The index includes Treasury securities, Government agency bonds, mortgage-backed bonds, and corporate bonds. The index is representative of intermediate duration US investment grade debt securities. It is not possible to invest directly in an index.

7

Orinda Income Opportunities Fund Fund Expense Examples August 31, 2019 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, (if any); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2019 to August 31, 2019.

ACTUAL EXPENSES

The first section in the accompanying table provides information about actual account values and actual expenses. You may use the information in this section together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second section of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value MARCH 1, 2019	Ending Account VALUE AUGUST 31, 2019	Expenses Paid During Period*	ANNUALIZED EXPENSE RATIO	ACTUAL SIX-MONTH TOTAL INVESTMENT RETURN FOR THE FUND
Actual
Class I Shares	$ 1,000.00	$ 1,044.80	$ 7.99	1.55%	4.48%
Class A Shares	1,000.00	1,043.50	9.53	1.85	4.35
Class D Shares	1,000.00	1,027.15	10.90	2.55	4.00

Hypothetical (5% return before expenses)
Class I Shares	$ 1,000.00	$ 1,017.39	$ 7.88	1.55%	N/A
Class A Shares	1,000.00	1,015.88	9.40	1.85	N/A
Class D Shares	1,000.00	1,012.35	12.93	2.55	N/A

*

Expenses are equal to the Fund’s Class I Shares, Class A Shares and Class D Shares annualized six-month expense ratios for the period March 1, 2019 to August 31, 2019, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one half year period. The Fund’s ending account values in the first section in the table is based on the actual six-month total investment return for the Fund’s respective share classes.

8

Orinda Income Opportunities Fund Allocation of Portfolio Assets August 31, 2019 (Unaudited)

Percentages represent market value as a percentage of net assets.

9

Orinda Income Opportunities Fund Schedule of Investments AUGUST 31, 2019

COMMON STOCKS - 3.6%	NUMBER of Shares	Value
Energy - 2.7%
Buckeye Partners LP (a)	110,000	$4,513,300
Energy Transfer Equity LP (a)	240,000	3,266,400
		7,779,700
Industrials - 0.3%
Macquarie Infrastructure Corp.	20,000	756,400

Real Estate - 0.6%
Brookfield Property Partners LP	75,000	1,412,250
Summit Industrial Income REIT (b)	50,000	485,579
		1,897,829
TOTAL COMMON STOCKS
(Cost $10,103,110)		10,433,929

REITS - 63.3%
Financials - 31.2%
AGNC Investment Corp. - Series C, 7.00% (3 Month LIBOR USD + 5.11%) (a)(c)	58,526	1,542,745
AGNC Investment Corp. - Series D, 6.88% (3 Month LIBOR USD + 4.33%) (c)	65,000	1,702,350
Annaly Capital Management, Inc. - Series F, 6.95% (3 Month LIBOR USD + 4.99%) (a)(c)	166,503	4,274,132
Annaly Capital Management, Inc. - Series G, 6.50% (3 Month LIBOR USD + 4.17%) (c)	38,970	963,728
Annaly Capital Management, Inc. - Series I, 6.75% (3 Month LIBOR USD + 4.99%) (c)	175,800	4,465,320
Apollo Commercial Real Estate Finance, Inc. (a)	263,244	4,883,176
Arbor Realty Trust, Inc. (a)	301,685	3,786,147
ARMOUR Residential REIT, Inc. - Series B, 7.88%	113,237	2,830,925
Blackstone Mortgage Trust, Inc. (a)	135,000	4,698,000
Chimera Investment Corp. - Series A, 8.00% (a)	106,825	2,772,109
Chimera Investment Corp. - Series B, 8.00% (3 Month LIBOR USD + 5.79%) (a)(c)	121,888	3,181,277
Chimera Investment Corp. - Series C, 7.75% (3 Month LIBOR USD + 4.74%) (c)	135,468	3,457,143
Chimera Investment Corp. - Series D, 8.00% (3 Month LIBOR USD + 5.38%) (a)(c)	146,447	3,778,333
Colony Credit Real Estate, Inc.	116,912	1,464,907
Exantas Capital Corp.	131,448	1,473,532
Exantas Capital Corp., 8.63% (3 Month LIBOR USD + 5.93%) (c)	60,000	1,576,800
Granite Point Mortgage Trust, Inc. (a)	190,000	3,475,100
Invesco Mortgage Capital, Inc. - Series C, 7.50% (3 Month LIBOR USD + 5.29%) (c)	117,639	3,126,845
KKR Real Estate Finance Trust, Inc.	50,000	945,500
Ladder Capital Corp.	3,570	59,905
National Retail Properties, Inc. - Series E, 5.70%	4,965	124,721
New Residential Investment Corp.	265,800	3,739,806
New Residential Investment Corp. - Series A, 7.50% (3 Month LIBOR USD + 5.80%) (c)	113,700	3,006,228
New Residential Investment Corp. - Series B, 7.13% (3 Month LIBOR USD + 5.64%) (c)	118,325	2,967,591
New York Mortgage Trust, Inc. - Series B, 7.75%	1,429	35,239
New York Mortgage Trust, Inc. - Series D, 8.00% (3 Month LIBOR USD + 5.70%) (c)	13,819	344,784
Pebblebrook Hotel Trust	90,000	2,427,300
PennyMac Mortgage Investment Trust - Series A, 8.13% (3 Month LIBOR USD + 5.83%) (a)(c)	88,379	2,364,138
PennyMac Mortgage Investment Trust - Series B, 8.00% (3 Month LIBOR USD + 5.99%) (a)(c)	162,406	4,188,451
Ready Capital Corp.	70,186	1,030,331
RLJ Lodging Trust	30,000	486,300

The accompanying notes are an integral part of these financial statements.

10

Orinda Income Opportunities Fund Schedule Of Investments (Continued) AUGUST 31, 2019

REITS - 63.3% (Continued)	NUMBER of Shares	Value
Financials - 31.2% (Continued)
Starwood Property Trust, Inc.	210,000	$4,920,300
TPG RE Finance Trust, Inc. (a)	141,200	2,740,692
Two Harbors Investment Corp. - Series A, 8.13% (3 Month LIBOR USD + 5.66%) (a)(c)	77,466	2,232,570
Two Harbors Investment Corp. - Series B, 7.63% (3 Month LIBOR USD + 5.35%) (c)	2,700	71,442
Two Harbors Investment Corp. - Series C, 7.25% (3 Month LIBOR USD + 5.01%) (a)(c)	77,619	1,983,165
Two Harbors Investment Corp. - Series D, 7.75%	5,500	140,319
Two Harbors Investment Corp. - Series E, 7.50% (a)	93,366	2,350,022
		89,611,373
Real Estate - 32.1%
American Homes 4 Rent - Series D, 6.50%	179,399	4,960,382
American Homes 4 Rent - Series E, 6.35%	16,181	447,405
American Homes 4 Rent - Series F, 5.88%	6,029	157,598
American Homes 4 Rent - Series G, 5.88%	5,191	139,275
American Homes 4 Rent - Series H, 6.25%	19,659	544,751
Armada Hoffler Properties, Inc. - Series A, 6.75%	35,000	938,350
Ashford Hospitality Trust, Inc. - Series D, 8.45% (a)	26,695	652,960
Ashford Hospitality Trust, Inc. - Series F, 7.38% (a)	104,645	2,168,244
Ashford Hospitality Trust, Inc. - Series H, 7.50%	158,983	3,311,616
Ashford Hospitality Trust, Inc. - Series I, 7.50% (a)	131,647	2,721,143
Bluerock Residential Growth REIT, Inc. (a)	125,000	1,546,250
Bluerock Residential Growth REIT, Inc. - Series C, 7.65%	6,174	162,189
Bluerock Residential Growth REIT, Inc. - Series D, 7.13%	53,500	1,364,464
Braemar Hotels & Resorts, Inc. - Series D, 8.25%	33,300	864,405
Brookfield Property REIT, Inc.	20,000	376,400
Brookfield Property REIT, Inc., 6.38%	7,955	204,046
City Office REIT, Inc. - Series A, 6.63%	76,926	1,983,922
Colony Capital, Inc. - Series B, 8.25%	31,342	773,521
Colony Capital, Inc. - Series E, 8.75% (a)	183,484	4,570,586
Colony Capital, Inc. - Series G, 7.50%	30,346	696,744
Colony Capital, Inc. - Series H, 7.13% (a)	167,228	3,585,368
Colony Capital, Inc. - Series I, 7.15% (a)	136,860	2,967,125
Colony Capital, Inc. - Series J, 7.13%	141,048	3,049,458
Digital Realty Trust, Inc. - Series G, 5.88%	21,600	549,504
Digital Realty Trust, Inc. - Series K, 5.85%	50,000	1,373,500
Global Medical REIT, Inc. - Series A, 7.50% (a)	10,000	266,310
Global Net Lease, Inc. - Series A, 7.25% (a)	122,780	3,138,257
Hersha Hospitality Trust - Series E, 6.50% (a)	80,892	2,027,154
Independence Realty Trust, Inc. (a)	93,808	1,304,869
Investors Real Estate Trust - Series C, 6.63% (a)	67,500	1,760,690
Iron Mountain, Inc.	115,000	3,662,750
iStar, Inc. - Series D, 8.00% (a)	103,258	2,677,480
iStar, Inc. - Series I, 7.50%	55,000	1,414,600
Jernigan Capital, Inc. - Series B, 7.00%	11,800	306,564
Kimco Realty Corp. - Series K, 5.63%	567	14,288
Kimco Realty Corp. - Series L, 5.13%	5,000	125,950
Kimco Realty Corp. - Series M, 5.25%	5,602	143,635
Macerich Co. (The)	50,000	1,426,500

The accompanying notes are an integral part of these financial statements.

11

Orinda Income Opportunities Fund Schedule Of Investments (Continued) AUGUST 31, 2019

REITS - 63.3% (Continued)	NUMBER of Shares	Value
Real Estate - 32.1% (Continued)
Medical Properties Trust, Inc.	40,000	$743,600
Monmouth Real Estate Investment Corp. - Series C, 6.13%	80,202	1,997,030
National Health Investors, Inc.	5,000	414,800
National Retail Properties, Inc. - Series F, 5.20%	6,617	166,815
National Storage Affiliates Trust - Series A, 6.00%	99,086	2,597,044
Office Properties Income Trust, 5.88%	14,627	380,009
Pebblebrook Hotel Trust - Series C, 6.50%	10,282	263,836
Pebblebrook Hotel Trust - Series E, 6.38%	48,380	1,234,174
Pennsylvania Real Estate Investment Trust	290,000	1,490,600
Pennsylvania Real Estate Investment Trust - Series B, 7.38%	2,048	40,550
Pennsylvania Real Estate Investment Trust - Series C, 7.20%	18,430	342,982
QTS Realty Trust, Inc. - Series A, 7.13%	88,528	2,401,765
QTS Realty Trust, Inc. - Series B, 6.50%	10,085	1,188,820
Rexford Industrial Realty, Inc. - Series A, 5.88%	40,800	1,066,920
Rexford Industrial Realty, Inc. - Series B, 5.88%	2,600	70,148
RLJ Lodging Trust - Series A, 1.95%	177,477	4,797,203
Saul Centers, Inc. - Series C, 6.88%	5,000	126,950
Seritage Growth Properties - Series A, 7.00%	56,000	1,422,366
Simon Property Group, Inc.	12,000	1,787,280
SL Green Realty Corp. - Series I, 6.50%	4,406	113,366
Spirit Realty Capital, Inc. - Series A, 6.00%	3,000	76,320
Summit Hotel Properties, Inc.	24,100	268,956
Summit Hotel Properties, Inc. - Series E, 6.25%	45,125	1,184,531
Sunstone Hotel Investors, Inc. - Series E, 6.95%	40,000	1,068,400
UMH Properties, Inc. - Series C, 6.75%	70,300	1,834,830
UMH Properties, Inc. - Series D, 6.38% (a)	73,964	1,870,550
VEREIT, Inc.	205,000	1,998,750
Vornado Realty Trust - Series L, 5.40%	17,874	455,430
Vornado Realty Trust - Series M, 5.25%	13,018	333,391
Washington Prime Group, Inc.	350,000	1,130,500
Washington Prime Group, Inc. - Series H, 7.50%	27,475	580,822
Washington Real Estate Investment Trust	10,000	264,900
WPT Industrial Real Estate Investment Trust (b)	12,300	170,478
		92,262,369
TOTAL REITS
(Cost $173,533,337)		181,873,742

PREFERRED STOCKS - 30.9%
Consumer Discretionary - 0.9%
Ford Motor Co., 6.20%	90,000	2,472,300

Energy - 9.5%
Crestwood Equity Partners LP, 9.25%	360,000	3,312,000
DCP Midstream LP - Series B, 7.88% (3 Month LIBOR USD + 4.92%) (a)(c)	95,000	2,282,850
DCP Midstream LP - Series C, 7.95% (3 Month LIBOR USD + 4.88%) (c)	4,800	115,200

The accompanying notes are an integral part of these financial statements.

12

Orinda Income Opportunities Fund Schedule Of Investments (Continued) AUGUST 31, 2019

PREFERRED STOCKS - 30.9% (Continued)	NUMBER of Shares	Value
Energy - 9.5% (Continued)
Energy Transfer Operating LP - Series C, 7.38% (3 Month LIBOR USD + 4.53%) (a)(c)	149,605	$3,590,520
Energy Transfer Operating LP - Series D, 7.63% (3 Month LIBOR USD + 4.74%) (a)(c)	180,918	4,432,491
Energy Transfer Operating LP - Series E, 7.60% (3 Month LIBOR USD + 5.16%)(c)	36,500	911,770
GasLog Partners LP - Series A, 8.63% (3 Month LIBOR USD + 6.31%) (a)(c)	41,500	1,053,270
GasLog Partners LP - Series B, 8.20% (3 Month LIBOR USD + 5.84%) (a)(c)	46,000	1,104,681
GasLog Partners LP - Series C, 8.50% (3 Month LIBOR USD + 5.32%) (c)	25,000	604,750
NGL Energy Partners LP - Series B, 9.00% (3 Month LIBOR USD + 7.21%) (c)	99,760	2,513,952
NuStar Energy LP - Series A, 8.50% (3 Month LIBOR USD + 6.77%) (a)(c)	60,000	1,384,800
NuStar Energy LP - Series B, 7.63% (3 Month LIBOR USD + 5.64%) (a)(c)	25,000	516,000
NuStar Energy LP - Series C, 9.00% (3 Month LIBOR USD + 6.88%) (a)(c)	50,000	1,186,000
Teekay LNG Partners LP - Series B, 8.50% (3 Month LIBOR USD + 6.24%) (a)(c)	103,714	2,616,704
Tsakos Energy Navigation Ltd. - Series E, 9.25% (3 Month LIBOR USD + 6.88%) (c)	19,100	412,835
Tsakos Energy Navigation Ltd. - Series F, 9.50% (T-BILL 1MO + 6.54%) (c)	59,256	1,305,410
		27,343,233
Financials - 11.7%
Affiliated Managers Group, Inc., 5.88%	61,493	1,649,242
AG Mortgage Investment Trust, Inc. - Series A, 8.25%	11,000	283,800
AG Mortgage Investment Trust, Inc. - Series B, 8.00%	41,819	1,088,130
AGNC Investment Corp. - Series B, 7.75% (a)	60,491	1,544,335
American International Group, Inc. - Series A, 5.85%	26,920	740,031
Annaly Capital Management, Inc. - Series D, 7.50%	37,684	950,767
Arbor Realty Trust, Inc. - Series A, 8.25%	24,800	642,025
Arbor Realty Trust, Inc. - Series B, 7.75%	18,323	470,535
Arbor Realty Trust, Inc. - Series C, 8.50% (a)	27,810	733,628
Athene Holding Ltd. - Series A, 6.35% (3 Month LIBOR USD + 4.25%)(c)	40,000	1,137,200
Bank of America Corp. - Series KK, 5.38%	82,000	2,163,160
Capstead Mortgage Corp. - Series E, 7.50%	45,293	1,155,425
Carlyle Group (The), LP - Series A, 5.88%	52,452	1,328,085
Cowen, Inc., 7.35%	40,000	1,038,000
GMAC Capital Trust I - Series 2, 7.94% (3 Month LIBOR USD + 5.79%) (c)	110,000	2,882,000
Invesco Mortgage Capital, Inc. - Series A, 7.75% (a)	77,700	2,059,050
Invesco Mortgage Capital, Inc. - Series B, 7.75% (3 Month LIBOR USD + 5.18%) (a)(c)	152,692	4,220,407
KeyCorp - Series G, 5.63%	50,000	1,344,000
Merchants Bancorp/IN - Series B, 6.00% (3 Month LIBOR USD + 4.57%) (c)	30,000	776,400
MFA Financial, Inc. - Series B, 7.50% (a)	75,737	1,929,021
Oaktree Capital Group LLC - Series B, 6.55%	60,000	1,579,800
Ready Capital Corp., 7.00%	49,941	1,335,422
Voya Financial, Inc. - Series B, 5.35% (5 Year CMT Rate + 3.21%) (c)	65,000	1,778,400
Wells Fargo Real Estate Investment Group - Series A, 6.38%	30,374	775,752
		33,604,615
Industrials - 0.7%
Seaspan Corp. - Series H, 7.88%	44,575	1,115,266
Seaspan Corp. - Series I, 8.00% (3 Month LIBOR USD + 5.01%) (c)	30,000	765,600
		1,880,866
Real Estate - 6.7%
Ashford Hospitality Trust, Inc. - Series G, 7.38% (a)	160,776	3,323,240
Bluerock Residential Growth REIT, Inc. - Series A, 8.25%	67,991	1,816,720

The accompanying notes are an integral part of these financial statements.

13

Orinda Income Opportunities Fund Schedule Of Investments (Continued) AUGUST 31, 2019

PREFERRED STOCKS - 30.9% (Continued)	NUMBER of Shares	Value
Real Estate - 6.7% (Continued)
Brookfield Property Partners LP - Series A-1, 6.50%	60,200	$1,559,180
Brookfield Property Partners LP - Series A-2, 6.38%	35,000	900,200
Hersha Hospitality Trust - Series D, 6.50%	80,424	1,990,494
iStar, Inc. - Series G, 7.65%	53,525	1,370,775
Landmark Infrastructure Partners LP - Series B, 7.90%	51,884	1,354,172
Summit Hotel Properties, Inc. - Series D, 6.45%	12,079	314,658
UMH Properties, Inc. - Series B, 8.00% (a)	40,190	1,037,304
VEREIT, Inc. - Series F, 6.70% (a)	220,782	5,565,914
		19,232,657
Utilities - 1.4%
CMS ENERGY Corp., 5.88%	25,000	688,500
Sempra Energy, 5.75%	130,000	3,484,000
		4,172,500
TOTAL PREFERRED STOCKS
(Cost $84,078,859)		88,706,171

CONVERTIBLE PREFERRED STOCKS - 0.9%
Real Estate - 0.9%
CorEnergy Infrastructure Trust, Inc. - Series A, 7.38%	100,597	2,654,755

TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $2,501,118)		2,654,755

MORTGAGE BACKED SECURITIES - 0.6%	PRINCIPAL AMOUNT
CSAIL 2018-C14 Commercial Mortgage Trust, 3.954%, 11/17/2051 (d)	$2,000,000	1,592,212

TOTAL MORTGAGE BACKED SECURITIES
(Cost $1,513,216)		1,592,212

CORPORATE BONDS - 0.7%
Financials - 0.5%
Goldman Sachs Group Inc. (The), 5.50% (5 Year CMT Rate + 3.62%), 08/10/2168 (c)	500,000	524,360
Lloyds Banking Group Plc, 6.75% (5 Year CMT Rate + 4.82%), 12/27/2166 (b)(c)	1,000,000	1,015,000
		1,539,360
Real Estate - 0.2%
CBL & Associates Properties, Inc., 5.25%, 12/02/2023
	1,000,000	640,000
TOTAL CORPORATE BONDS
(Cost $2,397,534)		2,179,360

The accompanying notes are an integral part of these financial statements.

14

Orinda Income Opportunities Fund Schedule Of Investments (Concluded) AUGUST 31, 2019

EXCHANGE TRADED FUNDS - 3.1%	NUMBER of Shares	Value
iShares Preferred & Income Securities ETF	100,000	$3,741,000
NETLease Corporate Real Estate ETF	15,000	411,485
Vanguard Real Estate ETF	50,000	4,611,000

TOTAL EXCHANGE TRADED FUNDS
(Cost $8,705,724)		8,763,485

CLOSED-END MUTUAL FUNDS - 3.3%
Brookfield Real Assets Income Fund, Inc.	100,098	2,233,187
Cohen & Steers Limited Duration Preferred and Income Fund, Inc.	46,243	1,170,410
Cohen & Steers REIT and Preferred and Income Fund, Inc.	6,654	156,635
Cohen & Steers Select Preferred and Income Fund, Inc.	30,425	894,799
Nuveen Preferred Income Opportunities Fund (a)	324,500	3,225,530
Oaktree Specialty Lending Corp.	359,200	1,864,248

TOTAL CLOSED-END MUTUAL FUNDS
(Cost $8,582,805)		9,544,809

PURCHASED OPTIONS - 0.1%	CONTRACTS
Put Options - 0.1%
CorEnergy Infrastructure Trust, Inc., Expires 9/20/2019, Strike Price $50.00	500	240,000

TOTAL PURCHASED OPTIONS
(Cost $171,021)		240,000

SHORT TERM INVESTMENTS - 0.1%	NUMBER OF SHARES
First American Treasury Obligations Fund, 2.02% (e)	172,800	172,800

TOTAL SHORT TERM INVESTMENTS
(Cost $172,800)		172,800

TOTAL INVESTMENTS
(Cost $291,759,524) - 106.6%		306,161,263
LIABILITIES IN EXCESS OF OTHER ASSETS - (6.6)%		(18,903,690)

TOTAL NET ASSETS - 100.0%		$287,257,573

Percentages are stated as a percent of net assets.

(a)	All or a portion of the security has been segregated for open short positions.

(b)	U.S. traded security of a foreign issuer or corporation.

(c)	Variable Rate Security. The rate shown represents the rate at August 31, 2019.

(d)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. As of August 31, 2019 the total market value of Rule 144A securities was $1,592,212 and represents 0.6% of net assets.

(e)	Seven-day yield as of August 31, 2019.

Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

15

Orinda Income Opportunities Fund Schedule of Securities Sold Short AUGUST 31, 2019

EXCHANGE TRADED FUNDS - (1.8%)	NUMBER of Shares	Value
Finance and Insurance - (1.8%)
iShares Mortgage Real Estate ETF	(126,210)	$(5,098,884)

TOTAL EXCHANGE TRADED FUNDS
(Proceeds $5,206,176)		(5,098,884)

REITS - (1.3%)
Financials - (0.8%)
Ashford Hospitality Trust, Inc.	(330,000)	(924,000)
CorEnergy Infrastructure Trust, Inc.	(32,010)	(1,443,971)
		(2,367,971)
Real Estate - (0.5%)
Seritage Growth Properties	(38,668)	(1,511,532)

TOTAL REITS
(Proceeds $3,820,886)		(3,879,503)

TOTAL SECURITIES SOLD SHORT
(Proceeds $9,027,062) - (3.1%)		$(8,978,387)

The accompanying notes are an integral part of these financial statements.

16

Orinda Income Opportunities Fund Statement of Assets and Liabilities AUGUST 31, 2019

ASSETS
Investments in securities, at value (cost $291,586,724)	$305,988,463
Short-term investments, at value (cost $172,800)	172,800
Receivables for:
Deposit at brokers	15,563,167
Dividends and interest	1,503,802
Capital shares sold	325,198
Investments sold	216,629
Return of capital	187,139
Prepaid expenses and other assets	61,949
Total assets	324,019,147

LIABILITIES
Securities sold short, at fair value (proceeds $9,027,062)	8,978,387
Payables for:
Loans payable	25,629,936
Investments purchased	1,487,293
Advisory fees	241,352
Capital shares redeemed	202,451
Distribution and service fees	90,111
Other accrued expenses and liabilities	132,044
Total liabilities	36,761,574
Net assets	287,257,573

NET ASSETS CONSIST OF:
Par value	$13,179
Paid-in capital	299,793,569
Total distributable earnings/(loss)	(12,549,175)
Net assets	$287,257,573

The accompanying notes are an integral part of these financial statements.

17

Orinda Income Opportunities Fund Statement of Assets And Liabilities (Concluded) AUGUST 31, 2019

CLASS I SHARES:
Net assets	$206,355,215
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	9,453,520
Net asset value and redemption price per share	$21.83

CLASS A SHARES:
Net assets	$62,963,216
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	2,892,156
Net asset value and redemption price per share	$21.77
Maximum offering price per share (net asset value divided by 95.00%)	$22.92

CLASS D SHARES:
Net assets	$17,939,142
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	833,715
Net asset value and redemption price per share	$21.52

The accompanying notes are an integral part of these financial statements.

18

Orinda Income Opportunities Fund Statement of Operations For the Year Ended AUGUST 31, 2019

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $6,713)	$15,551,885
Interest income	401,022
Total investment income	15,952,907

EXPENSES
Advisory fees (Note 2)	$2,582,065
Interest expense	1,112,482
Transfer agent fees (Note 2)	205,838
Distribution fees - Class D Shares	189,780
Distribution fees - Class A Shares	133,192
Dividend expense on securities sold-short	166,218
Administration and accounting fees (Note 2)	106,758
Legal fees	94,988
Printing and shareholder reporting fees	64,463
Registration and filing fees	64,025
Shareholder service fees - Class I Shares	60,490
Shareholder service fees - Class A Shares	20,404
Shareholder services fee - Class D Shares	6,567
Officer fees	48,972
Custodian fees (Note 2)	33,177
Audit and tax service fees	25,593
Director fees	20,289
Other expenses	13,987
Total expenses	4,949,288
Net investment income/(loss)	$11,003,619

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from:
Investments	$(4,152,270)
Purchased options	(474,841)
Foreign currency	(30)
Securities sold short	(357,953)
Written options	299,407
Net change in unrealized appreciation/(depreciation) on:
Investments	4,015,493
Purchased options	68,979
Foreign currency	(47)
Securities sold short	618,141
Written options	8,802
Net realized and unrealized gain/(loss) from investments	25,681
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$11,029,300

The accompanying notes are an integral part of these financial statements.

19

Orinda Income Opportunities Fund Statements of Changes in Net Assets

	Year Ended August 31, 2019	Year ended August 31, 2018(1)
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$11,003,619	$10,257,218
Net realized gain/(loss) from investments	(4,685,687)	366,380
Net change in unrealized appreciation/(depreciation) on investments	4,711,368	(6,832,121)
Net increase/(decrease) in net assets resulting from operations	11,029,300	3,791,477

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Total distributable earnings
Class I Shares	(9,733,463)	(9,743,270)
Class A Shares	(2,571,480)	(3,521,733)
Class D Shares	(857,891)	(901,477)
Return of Capital
Class I Shares	(3,102,273)	(3,841,630)
Class A Shares	(859,712)	(1,512,445)
Class D Shares	(325,181)	(429,227)
Net decrease in net assets from dividends and distributions to shareholders	(17,450,000)	(19,949,782)

CAPITAL SHARE TRANSACTIONS:
Class I Shares
Proceeds from shares sold	85,831,269	87,993,743
Reinvestment of distributions	11,254,854	11,829,623
Shares redeemed	(78,486,579)	(91,103,369)
Total from Class I Shares	18,599,544	8,719,997

Class A Shares
Proceeds from shares sold	46,532,905	38,525,832
Reinvestment of distributions	2,657,581	4,713,495
Shares redeemed	(31,708,424)	(103,727,248)
Total from Class A Shares	17,482,062	(60,487,921)

Class D Shares
Proceeds from shares sold	3,124,304	2,988,921
Reinvestment of distributions	792,806	1,049,718
Shares redeemed	(5,784,042)	(4,832,896)
Total from Class D Shares	(1,866,932)	(794,257)
Net increase/(decrease) in net assets from capital share transactions	34,214,674	(52,562,181)
Total increase/(decrease) in net assets	27,793,974	(68,720,486)

NET ASSETS:
Beginning of period	259,463,599	328,184,085
End of period	$287,257,573	$259,463,599

(1)

The following information was previously reported in the August 31, 2018 financial statements. See Note 8 for more details on the Securities and Exchange Commission’s (“SEC”) Final Rule on Disclosure Update and Simplification. Included in total dividends and distributions to shareholders were $(14,166,480) of net investment income and $ (5,783,302) of net return of capital during the year ended August 31, 2018, and undistributed/accumulated net investment income/(loss) as of August 31, 2018 was $(68,353).

The accompanying notes are an integral part of these financial statements.

20

Orinda Income Opportunities Fund Statements Of Changes in Net Assets (Concluded)

	Year Ended August 31, 2019	year ended August 31, 2018
SHARES TRANSACTIONS:
Class I Shares
Shares sold	4,033,999	3,923,521
Dividends and distributions reinvested	537,883	531,446
Shares redeemed	(3,703,738)	(4,124,638)
Net increase/(decrease)	868,144	330,329

Class A Shares
Shares sold	2,227,152	1,709,837
Dividends and distributions reinvested	126,349	209,201
Shares redeemed	(1,499,752)	(4,704,402)
Net increase/(decrease)	853,749	(2,785,364)

Class D Shares
Shares sold	147,051	135,346
Dividends and distributions reinvested	38,364	47,747
Shares redeemed	(273,788)	(221,741)
Net increase/(decrease)	(88,373)	(38,648)

Net increase/(decrease) in shares outstanding	1,633,520	(2,493,683)

The accompanying notes are an integral part of these financial statements.

21

Orinda Income Opportunities Fund Statement of Cash Flows

Year Ended August 31, 2019
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets resulting from operations	$11,029,300
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash used in operating activities:
Purchases of investments	(400,868,204)
Purchases to cover securities sold short	(265,849,393)
Written options closed or exercised	(10,869)
Proceeds from sales of long-term investments	364,924,724
Proceeds from securities sold short	257,807,414
Premiums received on written options	310,276
Purchases of short-term investments, net	8,817,429
Return of capital and capital gain distributions received from underlying investments	8,820,251
Proceeds from litigation income	44,757
Amortization and accretion of premium and discount	(28,584)
Net realized gain/(loss) on investments	4,152,231
Net realized gain/(loss) on purchased options	474,841
Net realized gain/(loss) on short transactions	357,953
Net realized gain/(loss) on written options	(299,407)
Net realized gain/(loss) on foreign currency translation	30
Change in unrealized appreciation/(depreciation) on investments	(4,015,493)
Change in unrealized appreciation/(depreciation) on purchased options	(68,979)
Change in unrealized appreciation/(depreciation) on foreign currency	47
Change in unrealized appreciation/(depreciation) on short transactions	(618,141)
Change in unrealized appreciation/(depreciation) on written options	(8,802)
Increases/(decreases) in operating assets:
Increase/(decrease) in dividends and interest receivable	(624,332)
Increase/(decrease) in deposits at broker for short sales	8,210,653
Increase/(decrease) in receivable for investment securities sold	(86,482)
Increase/(decrease) in prepaid expenses and other assets	(24,176)
Increases/(decreases) in operating liabilities:
Increase/(decrease) in payable for investment securities purchased	1,428,109
Increase/(decrease) in payable to advisor	23,067
Increase/(decrease) in payable for distribution and service fees	(68,568)
Increase/(decrease) in other accrued expenses	9,140
Net cash used in operating activities	(6,161,208)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	135,913,516
Payment on shares redeemed	(115,967,917)
Cash distributions paid to shareholders	(2,744,759)
Increase/(decrease) in loan payable	(11,039,632)
Net cash provided by financing activities	6,161,208
Net change in cash	—

CASH:
Beginning balance	—
Ending balance	$—

The accompanying notes are an integral part of these financial statements.

22

Orinda Income Opportunities Fund Statement Of Cash Flows (concluded)

Year Ended August 31, 2019
SUPPLEMENTAL DISCLOSURES:
Cash paid for interest	$1,112,482
Non-cash financing activities - distributions reinvested	14,705,241
Non-cash financing activities - increase/(decrease) in receivable for Fund shares sold	(425,038)
Non-cash financing activities - increase/(decrease) in payable for Fund shares redeemed	11,128

The accompanying notes are an integral part of these financial statements.

23

Orinda Income Opportunities Fund Financial Highlights

For a capital share outstanding throughout the period

	CLASS I SHARES
	Year Ended August 31, 2019	Year Ended August 31, 2018	Six Months Ended August 31, 2017 (2),(3)		Year Ended February 28, 2017	Year Ended February 29, 2016	Year Ended February 28, 2015
Net asset value – Beginning of period	$22.50	$23.42	$23.66		$21.36	$25.29	$25.60
Income from Investment Operations:
Net investment income/(loss)(1)	0.95	0.86	0.63		1.10	0.99	1.15
Net realized and unrealized gain/(loss) on investments	(0.12)	(0.17)	(0.02)		2.90	(3.36)	0.12
Total from investment operations	0.83	0.69	0.61		4.00	(2.37)	1.27
Less Distributions:
Dividends from net investment income	(1.14)	(1.15)	(0.63)		(1.10)	(1.02)	(1.39)
Distributions from net realized gains	—	—	—		—	—	(0.01)
Return of capital	(0.36)	(0.46)	(0.22)		(0.60)	(0.54)	(0.18)
Total distributions	(1.50)	(1.61)	(0.85)		(1.70)	(1.56)	(1.58)
Net asset value – End of period	$21.83	$22.50	$23.42		$23.66	$21.36	$25.29
Total return/(loss)	4.17%	3.24%	2.62	%(4)	19.29%	(9.81)%	5.08%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$206,355	$193,184	$193,361		$180,360	$121,400	$151,017
Ratio of operating expenses to average net assets:
Before Recoupments/Reimbursements	1.79%	1.92%	1.82	%(5)	2.01%	1.85%	1.64%
After Recoupments/Reimbursements	1.79%	1.92%	1.82	%(5)	2.01%	1.84%	1.70%
Ratio of interest expense and dividends on short positions to average net assets	0.50%	0.63%	0.55	%(5)	0.68%	0.49%	0.27%
Ratio of net investment income/(loss) to average net assets:
Before Recoupments/Reimbursements	4.43%	3.83%	5.33	%(5)	4.68%	4.21%	4.71%
After Recoupments/Reimbursements	4.43%	3.83%	5.33	%(5)	4.68%	4.22%	4.65%
Portfolio turnover rate	131%	102%	46	%(4)	121%	127%	185%

(1)	Calculated based on average shares outstanding during the period.
(2)

Effective as of the close of business on April 28, 2017, the Fund acquired all the assets and liabilities of the Orinda Income Opportunities Fund, a series of Advisors Series Trust (the “Predecessor Fund”). The financial highlights for the periods prior to that date reflect the performance of the Predecessor Fund.

(3)	The Fund changed its fiscal year end to August 31.
(4)	Not annualized.
(5)	Annualized.

The accompanying notes are an integral part of these financial statements.

24

Orinda Income Opportunities Fund Financial Highlights (Continued)

For a capital share outstanding throughout the period

	CLASS A SHARES
	Year Ended August 31, 2019	Year Ended August 31, 2018	Six Months Ended August 31, 2017 (2),(3)		Year Ended February 28, 2017	Year Ended February 29, 2016	Year Ended February 28, 2015
Net asset value – Beginning of period	$22.46	$23.33	$23.58		$21.31	$25.25	$25.57
Income from Investment Operations:
Net investment income/(loss)(1)	0.85	0.77	0.59		1.03	0.93	0.97
Net realized and unrealized gain/(loss) on investments	(0.10)	(0.14)	(0.02)		2.88	(3.37)	0.22
Total from investment operations	0.75	0.63	0.57		3.91	(2.44)	1.19
Less Distributions:
Dividends from net investment income	(1.08)	(1.04)	(0.60)		(1.04)	(0.96)	(1.32)
Distributions from net realized gains	—	—	—		—	—	(0.01)
Return of capital	(0.36)	(0.46)	(0.22)		(0.60)	(0.54)	(0.18)
Total distributions	(1.44)	(1.50)	(0.82)		(1.64)	(1.50)	(1.51)
Net asset value – End of period	$21.77	$22.46	$23.33		$23.58	$21.31	$25.25
Total return/(loss)	3.82%	2.94%	2.49	%(4)	18.90%	(10.09)%	4.79%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$62,963	$45,783	$112,549		$101,270	$66,375	$74,834
Ratio of operating expenses to average net assets:
Before Recoupments/Reimbursements	2.04%	2.07%	2.12	%(5)	2.29%	2.15%	1.96%
After Recoupments/Reimbursements	2.04%	2.07%	2.12	%(5)	2.29%	2.15%	2.00%
Ratio of interest expense and dividends on short positions to average net assets	0.46%	0.51%	0.55	%(5)	0.66%	0.48%	0.28%
Ratio of net investment income/(loss) to average net assets:
Before Recoupments/Reimbursements	3.96%	3.37%	5.03	%(5)	4.34%	3.97%	4.53%
After Recoupments/Reimbursements	3.96%	3.37%	5.03	%(5)	4.34%	3.97%	4.49%
Portfolio turnover rate	131%	102%	46	%(4)	121%	127%	185%

(1)	Calculated based on average shares outstanding during the period.
(2)

Effective as of the close of business on April 28, 2017, the Fund acquired all the assets and liabilities of the Orinda Income Opportunities Fund, a series of Advisors Series Trust (the “Predecessor Fund”). The financial highlights for the periods prior to that date reflect the performance of the Predecessor Fund.

(3)	The Fund changed its fiscal year end to August 31.
(4)	Not annualized.
(5)	Annualized.

The accompanying notes are an integral part of these financial statements.

25

Orinda Income Opportunities Fund Financial Highlights (CONCLUDED)

For a capital share outstanding throughout the period

	CLASS D SHARES
	Year Ended August 31, 2019	Year Ended August 31, 2018	Six Months Ended August 31, 2017 (2),(3)		Year Ended February 28, 2017	Year Ended February 29, 2016	Year Ended February 28, 2015
Net asset value – Beginning of period	$22.23	$23.18	$23.49		$21.25	$25.17	$25.51
Income from Investment Operations:
Net investment income/(loss) (1)	0.73	0.63	0.51		0.87	0.82	0.92
Net realized and unrealized gain/(loss) on investments	(0.13)	(0.16)	(0.02)		2.88	(3.37)	0.07
Total from investment operations	0.60	0.47	0.49		3.75	(2.55)	0.99
Less Distributions:
Dividends from net investment income	(0.95)	(0.96)	(0.58)		(0.90)	(0.83)	(1.14)
Distributions from net realized gains	—	—	—		—	—	(0.01)
Return of capital	(0.36)	(0.46)	(0.22)		(0.61)	(0.54)	(0.18)
Total distributions	(1.31)	(1.42)	(0.80)		(1.51)	(1.37)	(1.33)
Net asset value – End of period	$21.52	$22.23	$23.18		$23.49	$21.25	$25.17
Total return/(loss)	3.12%	2.23%	2.13	%(4)	18.10%	(10.56)%	3.97%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$17,939	$20,497	$22,274		$23,963	$21,405	$23,336
Ratio of operating expenses to average net assets:
Before Recoupments/Reimbursements	2.80%	2.93%	2.79	%(5)	2.98%	2.81%	2.70%
After Recoupments/Reimbursements	2.80%	2.93%	2.79	%(5)	2.98%	2.67%	2.76%
Ratio of interest expense and dividends on short positions to average net assets	0.52%	0.64%	0.55	%(5)	0.67%	0.49%	0.27%
Ratio of net investment income/(loss) to average net assets:
Before Recoupments/Reimbursements	3.43%	2.90%	4.36	%(5)	3.76%	3.32%	3.75%
After Recoupments/Reimbursements	3.43%	2.90%	4.36	%(5)	3.76%	3.46%	3.69%
Portfolio turnover rate	131%	102%	46	%(4)	121%	127%	185%

(1)	Calculated based on average shares outstanding during the period.
(2)

Effective as of the close of business on April 28, 2017, the Fund acquired all the assets and liabilities of the Orinda Income Opportunities Fund, a series of Advisors Series Trust (the “Predecessor Fund”). The financial highlights for the periods prior to that date reflect the performance of the Predecessor Fund.

(3)	The Fund changed its fiscal year end to August 31.
(4)	Not annualized.
(5)	Annualized.

The accompanying notes are an integral part of these financial statements.

26

Orinda Income Opportunities Fund Notes to Financial Statements AUGUST 31, 2019

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has thirty-three separate investment portfolios, including the Orinda Income Opportunities Fund (the “Fund”), which became a series of RBB as of the close of business on April 28, 2017. The Fund is authorized to offer three classes of shares, Class I Shares, Class A Shares and Class D Shares. Class A Shares are sold subject to a front-end maximum sales charge of 5.00%. Front-end sales charges may be reduced or waived under certain circumstances. Class I Shares, Class A Shares and Class D Shares commenced investment operations on June 28, 2013, June 28, 2013 and September 27, 2013, respectively.

Prior to April 28, 2017, the Fund was a series (the “Predecessor Fund”) of Advisors Series Trust (the “Trust”), an open-end management investment company (or mutual fund) organized on October 3, 1996, as a statutory trust under the laws of the State of Delaware. The Predecessor Fund was reorganized into the Fund on April 28, 2017 (the “Reorganization”). As a result of the Reorganization, the performance and accounting history of the Predecessor Fund was assumed by the Fund. Performance and accounting information prior to April 28, 2017 included herein is that of the Predecessor Fund.

RBB has authorized capital of one hundred billion shares of common stock of which 87.423 billion shares are currently classified into one hundred and eighty-five classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The Fund’s investment objective is to maximize current income with potential for modest growth of capital.

The Fund is an investment company and follows the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services-Investment Companies.”

The end of the reporting period for the Fund is August 31, 2019, and the period covered by these Notes to Financial Statements is the fiscal period ended August 31, 2019 (the “current fiscal period”).

PORTFOLIO VALUATION — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as disclosed in their prospectuses). Options for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, will be valued at the mean of the last bid and ask prices prior to the market close. Options not traded on a national securities exchange are valued at the last quoted bid price for long option positions and the closing ask price for short option positions. If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. Such procedures use fundamental valuation methods, which may include, but are not limited to, an analysis of the effect of any restrictions on the resale of the security, industry analysis and trends, significant changes in the issuer’s financial position, and any other event which could have a significant impact on the value of the security. Determination of fair value involves subjective judgment as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction, and the difference between the recorded fair value and the value that would be received in a sale could be significant. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to

27

Orinda Income Opportunities Fund Notes To Financial Statements (Continued) AUGUST 31, 2019

the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

FAIR VALUE MEASUREMENTS — The inputs and valuation techniques used to measure the fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

● Level 1 —	Prices are determined using quoted prices in active markets for identical securities.

● Level 2 —	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

● Level 3 —	Prices are determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Fund’s investments carried at fair value:

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Common Stocks
Energy	$7,779,700	$7,779,700	$—	$—
Industrials	756,400	756,400	—	—
Real Estate	1,897,829	1,897,829	—	—
Total Common Stocks	10,433,929	10,433,929	—	—
REITs
Financials	89,611,373	89,611,373	—	—
Real Estate	92,262,369	92,262,369	—	—
Total REITs	181,873,742	181,873,742	—	—
Preferred Stocks
Consumer Discretionary	2,472,300	2,472,300	—	—
Energy	27,343,233	27,343,233	—	—
Financials	33,604,615	33,604,615	—	—
Industrials	1,880,866	1,880,866	—	—
Real Estate	19,232,657	19,232,657	—	—
Utilities	4,172,500	4,172,500	—	—
Total Preferred Stocks	88,706,171	88,706,171	—	—
Convertible Preferred Stocks
Real Estate	2,654,755	2,654,755	—	—
Total Convertible Preferred Stocks	2,654,755	2,654,755	—	—
Mortgage Backed Securities	1,592,212	—	1,592,212	—
Corporate Bonds
Financials	1,539,360	—	1,539,360	—
Real Estate	640,000	—	640,000	—
Total Corporate Bonds	2,179,360	—	2,179,360	—

28

Orinda Income Opportunities Fund Notes To Financial Statements (Continued) AUGUST 31, 2019

FAIR VALUE MEASUREMENTS (continued)

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Exchange Traded Funds	$8,763,485	$8,763,485	$—	$—
Closed-End Mutual Funds	9,544,809	9,544,809	—	—
Purchased Options
Put Options	240,000	—	240,000	—
Total Purchased Options	240,000	—	240,000	—
Short-Term Investments	172,800	172,800	—	—
Total Investments in Securities	$306,161,263	$302,149,691	$4,011,572	$—
Total Assets	$306,161,263	$302,149,691	$4,011,572	$—
Liabilities
Securities Sold Short	$8,978,387	$8,978,387	$—	$—
Total Liabilities	$8,978,387	$8,978,387	$—	$—

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all Level 3 transfers are disclosed if the Fund had an amount of Level 3 transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

Foreign securities that utilize international fair pricing are categorized as Level 2 in the hierarchy.

During the current fiscal period, the Fund had no Level 3 transfers.

DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES — The Fund may use derivatives for different purposes, such as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The various derivative instruments that the Fund may use are options, futures, swaps, and forward foreign currency contracts, among others. The Fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as liquidity risk, interest rate risk, market risk, credit risk, and management risk. A Fund investing in a derivative instrument could lose more than the principal amount invested.

The Fund has adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the Fund’s use of, and accounting for, derivative instruments and the effect of derivative instruments on the Fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required

29

Orinda Income Opportunities Fund Notes To Financial Statements (Continued) AUGUST 31, 2019

and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

The following tables provide quantitative disclosures about fair value amounts of, and gains and losses on, the Fund’s derivative instruments as of and for the current fiscal period.

Derivative Type	Statement of Assets and Liabilities Location	Equity Contracts
Asset Derivatives
Purchased Options	Investments in securities at value	$240,000
Total Value- Assets		$240,000

Derivative Type	Statement of Assets and Liabilities Location	Equity Contracts
Liability Derivatives
Purchased Options	N/A	$—
Total Value- Liabilities		$—

The following table lists the amounts of realized gains/(losses) included in net increase/(decrease) in net assets resulting from operations during the current fiscal period, grouped by contract type and risk exposure.

DERIVATIVE TYPE	STATEMENT OF OPERATIONS LOCATION	EQUITY CONTRACTS
Realized Gain/(Loss)
Purchased Options	Net realized gain/(loss) from investments	$(474,841)
Written Options	Net realized gain/(loss) from written options	299,407
Total Realized Gain/(Loss)		$(175,434)

30

Orinda Income Opportunities Fund Notes To Financial Statements (Continued) AUGUST 31, 2019

The following table lists the amounts of change in unrealized appreciation/(depreciation) included in net increase/(decrease) in net assets resulting from operations during the current fiscal period, grouped by contract type and risk exposure.

DERIVATIVE TYPE	STATEMENT OF OPERATIONS LOCATION	EQUITY CONTRACTS
Change in Unrealized Appreciation/(Depreciation)
Purchased Options	Net change in unrealized appreciation/(depreciation) on investments	$68,979
Written Options	Net change in unrealized appreciation/(depreciation) on written options	8,802
Total Change in Unrealized Appreciation/(Depreciation)		$77,781

Average Balance Information

During the current fiscal period, the Fund’s quarterly average volume of derivatives was as follows:

PURCHASED OPTIONS (COST)	WRITTEN OPTIONS (PROCEEDS)
$ 283,095	$ (59,625)

OPTIONS — The Fund may utilize options for hedging purposes as well as direct investment. Some options strategies, including buying puts, tend to hedge the Fund’s investments against price fluctuations. Other strategies, such as writing puts and calls and buying calls, tend to increase market exposure. Options contracts may be combined with each other in order to adjust the risk and return characteristics of each Fund’s overall strategy in a manner deemed appropriate to the Adviser and consistent with each Fund’s investment objective and policies. When a call or put option is written, an amount equal to the premium received is recorded as a liability. The liability is marked-to-market daily to reflect the current fair value of the written option. When a written option expires, a gain is realized in the amount of the premium originally received. If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which is purchased upon the exercise of the option.

With options, there is minimal counterparty credit risk to the Fund since the options are covered or secured, which means that the Fund will own the underlying security or, to the extent it does not hold such a portfolio, will maintain a segregated account with the Fund’s custodian consisting of high quality liquid debt obligations equal to the market value of the option, marked to market daily.

Options purchased are recorded as investments and marked-to-market daily to reflect the current fair value of the option contract. If an option purchased expires, a loss is realized in the amount of the cost of the option contract. If a closing transaction is entered into, a gain or loss is realized to the extent that the proceeds from the sale are greater or less than the cost of the option. If a purchase put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid. If a purchased call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS — The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund uses futures contracts and options on such futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an

31

Orinda Income Opportunities Fund Notes To Financial Statements (Continued) AUGUST 31, 2019

initial margin deposit in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The use of futures contracts, and options on futures contracts, involves the risk of imperfect correlation in movements in the price of futures contracts and options thereon, interest rates and the underlying hedged assets.

LEVERAGE AND SHORT SALES — The Fund may use leverage in connection with its investment activities and may effect short sales of securities. Leverage can increase the investment returns of the Fund if the securities purchased increase in value in an amount exceeding the cost of the borrowing. However, if the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage. A short sale is the sale by the Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position. A short sale will be successful if the price of the shorted security decreases. However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss. The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short sales may be subject to greater risks than investments in long positions. With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. The Fund would also incur increased transaction costs associated with selling securities short. In addition, if the Fund sells securities short, it must maintain a segregated account with its custodian containing cash or high-grade securities equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Fund’s broker (not including the proceeds from the short sales). The Fund may be required to add to the segregated account as the market price of a shorted security increases. As a result of maintaining and adding to its segregated account, the Fund may maintain higher levels of cash or liquid assets (for example, U.S. Treasury bills, repurchase agreements, high quality commercial paper and long equity positions) for collateral needs thus reducing its overall managed assets available for trading purposes. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

MUTUAL FUND AND ETF TRADING RISK — The Fund may invest in other mutual funds that are either open-end or closed-end investment companies as well as ETFs. ETFs are investment companies that are bought and sold on a national securities exchange. Unlike mutual funds, ETFs do not necessarily trade at the net asset values of their underlying securities, which means an ETF could potentially trade above or below the value of the underlying portfolios. Additionally, because ETFs trade like stocks on exchanges, they are subject to trading and commission costs unlike mutual funds. Also, both mutual funds and ETFs have management fees that are part of their costs, and the Fund will indirectly bear its proportionate share of the costs.

REITS — The Fund has made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its annual distributions to shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — The Fund records security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income (including amortization of premiums and accretion of discounts) is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction

32

Orinda Income Opportunities Fund Notes To Financial Statements (Continued) AUGUST 31, 2019

of cost of investments and/or as a realized gain. The Fund’s investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred on behalf of a specific class, fund or fund family of the Company are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — The Fund distributes substantially all of its net investment income, if any, quarterly, and net realized capital gains, if any, annually. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

FOREIGN CURRENCY TRANSLATION — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investments in the Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Statement of Operations.

MARKET RISK — The value of the Fund’s shares will fluctuate as a result of the movement of the overall stock market or the value of the individual securities held by the Fund, and you could lose money.

MASTER LIMITED PARTNERSHIP RISK — Investments in securities (units) of MLPs involve risks that differ from an investment in common stock. To the extent that an MLP’s interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. Additionally, holders of the units of MLPs have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of MLPs.

FOREIGN AND EMERGING MARKET SECURITIES RISK — Foreign investments may carry risks associated with investing outside the United States, such as currency fluctuation, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. Those risks are increased for investments in emerging markets.

CURRENCY RISK — Changes in foreign currency exchange rates will affect the value of what the Fund owns and the Fund’s share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

SMALL AND MEDIUM COMPANIES RISK — Investing in securities of small and medium capitalization companies may involve greater volatility than investing in larger and more established companies because small and medium capitalization companies can be subject to more abrupt or erratic share price changes than larger, more established companies.

DERIVATIVES RISK — The Fund’s use of derivatives (which may include options, futures and swaps, among others) may reduce the Fund’s returns and/or increase volatility. Derivatives involve the risk of improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of the derivative may not correlate perfectly with the underlying security.

33

Orinda Income Opportunities Fund Notes To Financial Statements (Continued) AUGUST 31, 2019

Derivatives are also subject to market risk, interest rate risk, credit risk, counterparty risk and liquidity risk. Derivatives may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment.

OPTIONS RISK — Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The Fund may not fully benefit from or may lose money on an option if changes in its value do not correspond as anticipated to changes in the value of the underlying securities.

INTEREST RATE RISK — Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. It is likely there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.

FIXED INCOME SECURITIES RISK — Fixed income securities are subject to interest rate risk and credit risk. There is also the risk that an issuer may “call,” or repay, its high yielding bonds before their maturity dates. Fixed income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. Limited trading opportunities for certain fixed income securities may make it more difficult to sell or buy a security at a favorable price or time.

REAL ESTATE AND REIT CONCENTRATION RISK — The Fund is vulnerable to the risks of the real estate industry, such as the risk that a decline in rental income may occur because of extended vacancies, the failure to collect rents, increased competition from other properties, or poor management. The value and performance of REITs depends on how well the underlying properties owned by the REIT are managed. In addition, the value of an individual REIT’s securities can decline if the REIT fails to continue qualifying for special tax treatment.

CONVERTIBLE BOND RISK — Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are therefore subject to both debt security risks and equity risk. Convertible bonds are subject to equity risk especially when their conversion value is greater than the interest and principal value of the bond. The prices of equity securities may rise or fall because of economic or political changes and may decline over short or extended periods of time.

PREFERRED STOCK RISK — Preferred stocks may be more volatile than fixed income securities and are more correlated with the issuer’s underlying common stock than fixed income securities. Additionally, the dividend on a preferred stock may be changed or omitted by the issuer.

INITIAL PUBLIC OFFERING RISK — The Fund may purchase securities of companies that are offered pursuant to an IPO. The risk exists that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.

PORTFOLIO TURNOVER RISK — A high portfolio turnover rate (100% or more) increases the Fund’s transaction costs (including brokerage commissions and dealer costs), which would adversely impact the Fund’s performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if the Fund had lower portfolio turnover.

CASH AND CASH EQUIVALENTS — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

REDEMPTION FEES — The Fund does not charge redemption fees to shareholders.

OTHER — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, the Fund expects the risk of material loss from such claims to be remote.

34

Orinda Income Opportunities Fund Notes To Financial Statements (Continued) AUGUST 31, 2019

2. INVESTMENT ADVISER AND OTHER SERVICES

Orinda Asset Management, LLC (the “Adviser”) serves as the investment adviser to the Fund. The Adviser furnishes all investment advice, office space, and facilities, and provides most of the personnel needed by the Fund. The Fund compensates the Adviser for its services at an annual rate based on the Fund’s average daily net assets (the “Advisory Fee”), payable on a monthly basis in arrears, as shown in the following table.

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent that the total annual Fund operating expenses (excluding certain items discussed below) exceed the rate (“Expense Cap”) shown in the following table of the average daily net assets for each class of shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause total annual Fund operating expenses to exceed the Expense Cap as applicable: acquired fund fees and expenses, brokerage commissions, dividends on securities sold short, extraordinary expenses, interest and taxes. This contractual limitation is in effect until December 31, 2020 and may not be terminated without the approval of the Board. The Adviser may discontinue these arrangements at any time after December 31, 2020.

ADVISORY	EXPENSE CAPS
FEE	CLASS I	CLASS A	CLASS D
1.00%	1.40%	1.70%	2.40%

During the current fiscal period, investment advisory fees accrued were as follows:

ADVISORY FEES
$ 2,582,065

If at any time the Fund’s total annual Fund operating expenses (not including acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest and taxes) for a year are less than the relevant share class’s Expense Cap, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed the relevant share class’s Expense Cap that was in effect at the time of the waiver or reimbursement. As of August 31, 2019, the Adviser had no fees left to recoup. During the periods ended August 31, 2019, August 31, 2018 and August 31, 2017, the Adviser reimbursed the Fund for shareholder servicing fees in the amount of $— , $— and $8,402, respectively that was a result of the Fund not fully utilizing the fees that had been earned in fiscal year 2017. This amount will not be subject to recoup in the future.

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as administrator for the Fund. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Fund’s transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Quasar Distributors, LLC (the “Distrbutor”) serves as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with RBB.

For compensation amounts paid to Fund Services and the Custodian, please refer to the Statement of Operations.

The Board has adopted Plans of Distribution for Class A Shares and Class D Shares (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, the Fund’s distributor is entitled to receive from the Fund a distribution fee with respect to Class A Shares and Class D Shares of the Fund, which is accrued daily and paid monthly, of up to 0.25% on an annualized basis of the

35

Orinda Income Opportunities Fund Notes To Financial Statements (Continued) AUGUST 31, 2019

average daily net assets of the Class A Shares and up to 1.00% on an annualized basis of the average daily net assets of the Class D Shares. The actual amount of such compensation under the Plans is agreed upon by the Board and by the Distributor. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment in Class A Shares and Class D Shares and may cost you more than paying other types of sales charges. Amounts paid to the Distributor under the Plans may be used by the Distributor to cover expenses that are related to (i) the sale of Class A Shares and Class D Shares, (ii) ongoing servicing and/or maintenance of the accounts of Class A and Class D shareholders, and (iii) sub-transfer agency services, sub-accounting services or administrative services related to the sale of Class A Shares and Class D Shares, all as set forth in the Plans.

3. SHAREHOLDER SERVICING FEE

Prior to January 1, 2019, Class I Shares, Class A Shares and Class D Shares of the Fund paid the Adviser a monthly fee of up to 0.10%, 0.15% and 0.10% respectively of the Fund’s average daily net assets pursuant to a Shareholder Servicing agreement (the “Agreement”). Payments to the Adviser under the Agreement could reimburse the Adviser for payments it made to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Fund. The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel, and assistance to the Fund in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Fund and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request. From September 1, 2018 until January 1, 2019, the Fund incurred shareholder servicing fees as follows:

SHAREHOLDER SERVICING FEES
Class I	$60,490
Class A	20,404
Class D	6,567

4. DIRECTOR AND OFFICER COMPENSATION

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. Employees of Vigilant Compliance, LLC serve as President, Chief Compliance Officer and Assistant Treasurer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. An employee of RBB serves as Treasurer and Secretary and is compensated for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Fund or the Company. For Director and Officer compensation amounts, please refer to the Statement of Operations.

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

During the current fiscal period, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

PURCHASES	SALES
$ 398,544,344	$ 363,515,217

There were no purchases or sales of long-term U.S. Government securities during the current fiscal period.

36

Orinda Income Opportunities Fund Notes To Financial Statements (Continued) AUGUST 31, 2019

6. LEVERAGE & LINE OF CREDIT

The Fund may purchase securities with borrowed money, including bank overdrafts (a form of leverage). The Fund may borrow amounts up to one-third of the value of its assets after giving effect to such borrowing. Leverage exaggerates the effect on the net asset value of any increase or decrease in the market value of the Fund’s portfolio securities. These borrowings will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased. In certain cases, interest costs may exceed the return received on the securities purchased.

The Fund may also utilize the line of credit for short term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The Fund maintains a separate line of credit with BNP Paribas (acting through its New York Branch). The Fund is charged interest of 1.20% above the one-month London Interbank Offered Rate (“LIBOR”) for borrowings under this agreement. The Fund can borrow up to a maximum of 50% of the market value of assets pledged as collateral. However, depending on the liquidity of the collateral, issuer concentration, debt ratings of fixed income investments, and the share price of equity holdings, the amount eligible to be borrowed can also be less than 50% of the market value of the assets pledged as collateral.

The Fund has pledged a portion of its investment securities as the collateral for their line of credit. As of the end of the reporting period, the value of the investment securities pledged as collateral was $95,449,389. The Fund had an outstanding average daily balance and a weighted average interest rate of $30.8 million and 3.58%, respectively. The maximum amount outstanding for the Fund during the reporting period was $72,279,730.

7. FEDERAL INCOME TAX INFORMATION

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2019, the federal tax cost and aggregate gross unrealized appreciation and depreciation of investments held by the Fund were as follows:

FEDERAL TAX COST	UNREALIZED APPRECIATION	UNREALIZED (DEPRECIATION)	NET UNREALIZED APPRECIATION/ (DEPRECIATION)
$ 284,930,630	$ 19,777,534	$ (7,525,335)	$ 12,252,199

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

Permanent differences as of August 31, 2019 were reclassified among the following accounts:

Distributable earnings/(Loss)	PAID-IN CAPITAL
$ 1,513,575	$ (1,513,575)

37

Orinda Income Opportunities Fund Notes To Financial Statements (Concluded) AUGUST 31, 2019

As of August 31, 2019, the components of distributable earnings on a tax basis were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	NET UNREALIZED APPRECIATION/ (DEPRECIATION)	CAPITAL LOSS CARRYFORWARDS	TOTAL
$ —	$ —	$ 12,252,199	$ (24,801,374)	$ (12,549,175)

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains are reported as ordinary income for federal income tax purposes.

The tax character of dividends and distributions paid during the fiscal years ended August 31, 2019 and August 31, 2018, were as follows:

	ORDINARY INCOME	LONG-TERM CAPITAL GAINS	RETURN OF CAPITAL
2019	$13,162,834	$—	$4,287,166
2018	$14,166,480	$—	$5,783,302

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The Fund is permitted to carryforward capital losses for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses. As of August 31, 2019, the Fund had $20,134,308 of short-term capital loss carryforwards and $4,667,067 of long-term capital loss carryforwards.

8. NEW ACCOUNTING PRONOUNCEMENTS AND REGULATORY UPDATES

In August 2018, FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all affected entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An affected entity is permitted to adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of additional disclosures, which are required for public companies only, until their effective date. Management evaluated the impact of these changes on the Fund’s financial statements and has elected to early adopt the removed and modified disclosures effective February 28, 2019. The impact of adoption was limited to changes in the financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy. Management is still evaluating the impact of the additional disclosure requirements.

In August 2018, the SEC released its Final Rule on Disclosure Update and Simplification, which amends certain disclosure requirements effective for filings subsequent to November 5, 2018. As of February 28, 2019, management has adopted this amendment. The amendment requires presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities. The amendment also requires presentation of the total distributions, rather than the components thereof, on the Statements of Changes in Net Assets and removes the requirement for disclosure of undistributed/accumulated net investment income/(loss) on a book basis. These changes generally simplify the disclosure of information without significantly altering the information provided to investors.

9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no significant events requiring recognition or disclosure in the financial statements.

38

Orinda Income Opportunities Fund Report of Independent Registered Public Accounting Firm

To the Board of Directors of
The RBB Fund, Inc.
and the Shareholders of the Orinda Income Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Orinda Income Opportunities Fund (the “Fund”), a series of The RBB Fund, Inc., including the schedule of investments, as of August 31, 2019, the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the two years in the period then ended, for the six month period ended August 31, 2017, and for each of the three years in the period ended February 28, 2017, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations, cash flows, the changes in its net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2011.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
October 30, 2019

39

Orinda Income Opportunities Fund Shareholder Tax Information (Unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended August 31, 2019. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2019. During the fiscal year ended August 31, 2019, the following dividends and distributions were paid by the Fund:

ORDINARY INCOME DIVIDENDS	LONG-TERM CAPITAL GAIN DIVIDENDS	Return of Capital DIVIDENDS
$ 13,162,834	$ —	$ 4,287,166

Distributions from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the percentage of ordinary income dividends qualifying for the 15% dividend tax rate is 27.87%.

The percentage of ordinary income dividends qualifying for the corporate dividends received deduction is 23.39%.

The Fund designates 0.00% of the ordinary income distributions as qualified short-term gain pursuant to the American Job Creation Act of 2004.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2019. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2020.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

40

Orinda Income Opportunities Fund Notice to Shareholders AUGUST 31, 2019 (UNAUDITED)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-467-4632 or on the SEC’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2019

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-467-4632. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q (or as an exhibit to its reports on Form N-Q’s successor, Form N-PORT). The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. Information included in the Fund’s Form N-Q is also available, upon request, by calling 1-855-467-4632.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-467-4632 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Approval of Investment Advisory Agreement

As required by the 1940 Act, the Board of Directors (the “Board”) of the Company, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of the investment advisory agreement between the Adviser and the Company (the “Investment Advisory Agreement”) on behalf of the Fund, at a meeting of the Board held on May 15-16, 2019 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreement for an additional one-year term. The Board’s decision to approve the Investment Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Investment Advisory Agreement, the Board considered information provided by the Adviser with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Investment Advisory Agreement between the Company and the Adviser with respect to the Fund, the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of the Adviser’s services provided to the Fund; (ii) descriptions of the experience and qualifications of the Adviser’s personnel providing those services; (iii) the Adviser’s investment philosophies and processes; (iv) the Adviser’s assets under management and client descriptions; (v) the Adviser’s soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) the Adviser’s current advisory fee arrangement with the Company and other similarly managed clients; (vii) the Adviser’s compliance procedures; (viii) the Adviser’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Fund; (ix) the extent to which economies of scale are relevant to the Adviser; (x) a report prepared by Broadridge/Lipper comparing the Fund’s management fees and total expense ratio to those of its Lipper Group and comparing the performance of the Fund to the performance of its Lipper Group; and (xi) a report comparing the performance of the Fund to the performance of its benchmark.

41

Orinda Income Opportunities Fund Notice to Shareholders (Continued) AUGUST 31, 2019 (UNAUDITED)

As part of their review, the Directors considered the nature, extent and quality of the services provided by the Adviser. The Directors concluded that the Adviser had substantial resources to provide services to the Fund and that the Adviser’s services had been acceptable.

The Directors also considered the investment performance of the Fund and the Adviser. The Directors noted that the Fund had outperformed the Fund’s primary benchmark for the year-to-date and one-, three-, and five-year and since-inception periods ended March 31, 2019. The Directors also considered the Fund’s 2nd quintile ranking within its Lipper Performance Group and Lipper Performance Universe for the five-year period ended December 31, 2018.

The Board also considered the advisory fee rate payable by the Fund under the Investment Advisory Agreement. In this regard, information on the fees paid by the Fund and the Fund’s total operating expense ratio (before and after fee waivers and expense reimbursements) was compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that the contractual advisory fees of the Fund were above the peer group median, and the actual advisory fees of the Fund were above the peer group median. In addition, the Directors noted that the Adviser has contractually agreed to waive management fees and reimburse expenses through at least December 31, 2019 to the extent that total annual Fund operating expenses exceed 1.40%, 1.70% and 2.40% for Class I, Class A and Class D shares of the Fund, respectively.

After reviewing the information regarding the Fund’s costs, profitability and economies of scale, and after considering the Adviser’s services, the Directors concluded that the investment advisory fees paid by the Fund were fair and reasonable and that the Investment Advisory Agreement should be approved and continued for an additional one-year period ending August 16, 2020.

42

Orinda Income Opportunities Fund Management (Unaudited)

Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (855) 467-4632.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 86	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	33	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 615 East Michigan Street Milwaukee, WI 53202 Age: 80	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since 2004, Director of Cornerstone Bank.	33	None
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 52	Director	2012 to present	Since 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	33

Emtec, Inc.; FS Investment Corporation (business development company) (until December 2018); FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios)(registered investment company).

Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 76	Director	2006 to present	Since 1997, Consultant, financial services organizations.	33

IntriCon Corporation (biomedical device manufacturer); Kalmar Pooled Investment Trust (registered investment company) (until September 2017); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance).

43

Orinda Income Opportunities Fund MANAGEMENT (Unaudited) (Continued)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 71	Chairman Director	2005 to present 1991 to present	From 2006-2016, Co-Founder and Chief Executive Officer, Lifebooker, LLC (online beauty and health appointment booking service).	33	Independent Trustee of EIP Investment Trust (registered investment company).
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 59	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm); from 1983-2014, Chief Executive Officer and various positions, Pershing LLC (broker dealer, clearing and custody firm).	33

WisdomTree Investments, Inc. (asset management company) (until March 2019); Fidelity National Information Services, Inc. (financial services technology company); Ameriprise Financial, Inc. (financial services company).

Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 78	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	33	Reich and Tang Group (asset management) (until 2015).
INTERESTED DIRECTOR[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 81	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	33	None

44

Orinda Income Opportunities Fund MANAGEMENT (Unaudited) (Continued)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 56	President Chief Compliance Officer	2009 to present 2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company).	N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 58	Treasurer and Secretary	2016 to present

Since 2016, Treasurer and Secretary of The RBB Fund, Inc.; from 2005 to 2016, Assistant Treasurer of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).

				N/A	N/A
Robert Amweg Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 66	Assistant Treasurer	2016 to present

Since 2013, Compliance Director, Vigilant Compliance, LLC (investment management services company); since 2012, Consultant to the financial services industry; from 2007 to 2012, Chief Financial Officer and Chief Accounting Officer, Turner Investments, LP (registered investment company).

				N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 36	Assistant Treasurer	2018 to present	Since 2016, Assistant Vice President, U.S. Bancorp Fund Services, LLC (fund administrative services firm); from 2007 to 2016, Supervisor, Nuveen Investments (registered investment company).	N/A	N/A

45

Orinda Income Opportunities Fund MANAGEMENT (Unaudited) (Continued)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 48	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 60	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 40	Assistant Secretary	2017 to present	Partner, Drinker Biddle & Reath LLP (law firm) (2017-Present); Drinker Biddle & Reath LLP (2006-Present).	N/A	N/A

*	Each Director oversees 33 portfolios of the Company.

1.

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the past five years. Each Director possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Straniere has been a practicing attorney for over 30 years and also serves on the boards of an asset management company and another registered investment company. Mr. Brodsky has over 40 years of senior executive level management experience in the cable television and communications industry. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Carnall has decades of senior executive-level management experience in the banking and financial services industry and also serves on the boards of various corporations and a bank. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing and investment services industry and service on securities industry and investment company boards.

46

Orinda Income Opportunities Fund Privacy Notice (Unaudited)

FACTS	WHAT DOES THE ORINDA INCOME OPPORTUNITIES FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Orinda Income Opportunities Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Orinda Income Opportunities Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share.
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share.
For our affiliates to market to you	No	We don’t share.
For nonaffiliates to market to you	No	We don’t share.

Questions?	Call (855) 467-4632 or go to www.orindafunds.com

47

Orinda Income Opportunities Fund privacy notice (continued) (Unaudited)

What we do
How does the Orinda Income Opportunities Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Orinda Income Opportunities Fund collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Our affiliates include Orinda Investment Partners, LLC (“OIP”) and Orinda Asset Management, LLC (“OAM”).

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● The Orinda Income Opportunities Fund doesn’t share with nonaffiliates so they can market to you. The Fund may share information with nonaffiliates that perform marketing services on our behalf.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Orinda Income Opportunities Fund does not jointly market.

48

(This Page Intentionally Left Blank.)

Investment Adviser

Orinda Asset Management LLC

3390 Mt. Diablo Boulevard, Suite 250

Lafayette, CA 94549

Distributor

Quasar Distributors, LLC

777 East Wisconsin Avenue, 6th Floor

Milwaukee, WI 53202

Administrator and Transfer Agent

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201

Custodian

U.S. Bank National Association

Custody Operations

1555 North River Center Drive, Suite 302

Milwaukee, WI 53212

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 S 16th St Suite 2900

Philadelphia, PA 19102-2529

Legal Counsel

Drinker Biddle & Reath LLP

One Logan Square, Suite 2000

Philadelphia, PA 19103-6996

OR-AR19

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

Schneider Small Cap Value Fund

of The RBB Fund, Inc.

Annual Report August 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-888-520-3277.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-888-520-3277 to inform the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

SCHNEIDER SMALL CAP VALUE FUND

Annual Investment Adviser’s Report
August 31, 2019 (Unaudited)

Dear Fellow Shareholders:

The Schneider Small Cap Value Fund underperformed its benchmark, returning -41.01% versus -14.89% for the Russell 2000 Value Index during the 12 months ended August 31, 2019. Since Inception on September 2, 1998, the Fund has outperformed its benchmark, returning 9.90% versus 8.77% for the Russell 2000 Value Index. Our energy exposure was the main cause of our underperformance versus our index for the fiscal year ended August 31, 2019. Oil prices fell during the period on slowing international economic growth. Oil equities underperformed the actual commodity, continuing a long pattern. Oil prices have more than doubled since early 2016, but energy related equity indexes have barely moved. Further, our stock selection in energy was poor. The valuations of the stocks in the sector reflect a long-term oil price of less than $50/barrel which we believe is too low to sustain the industry.

During the period, the market continued its further sharp rotation away from deep value. Growth equities have outperformed value equities for more than 10 years, a near record streak, similar to the 2000 internet bubble. Inside equity markets there is a huge dispersion of valuation. While this trend has been in place for a while, it has resulted in an all- time high price to earnings ratio premium for slow growing defensive stocks compared to value stocks. Safety and predictability are in fashion, while we believe companies with cyclical or uncertain earnings are priced at recessionary levels. We buy stocks where current pessimism is high, but where we see potential for much higher earnings in the future. We believe that when the global manufacturing slowdown ends, the rotation from unusually expensive “quality” stocks to unusually cheap deep value stocks could be significant.

With Organization of the Petroleum Exporting Countries “OPEC” production down sequentially in the third quarter, we believe global inventories should decline in the second half. The bond flotation of Saudi Aramco, the largest oil company in the world, showed that its largest field, Ghawar, peaked a decade ago. Most of its other production is also in old fields, suggesting consensus views of 12 million barrels per day of capacity may be high. The most production it ever realized, even in the 3-year period of $100 plus oil in 2012 to 2014, was 11 million barrels.

The summer Iranian attacks were an obvious geopolitical escalation that potentially could disrupt oil supplies. There were additional less noticeable developments in a variety of geopolitically unstable exporting countries. Any major interruption in these, or any of the other economically challenged oil producing countries, would likely send prices much higher.

The global oil underinvestment period of 2015-2018 sanctioned a yearly average of about 1 million barrels/day of incremental conventional capacity, less than half the 2009-2014 average. Given that these projects can take 3 to 5 years to begin, we believe this production slowdown will begin in the next couple of years. This small annual amount of incremental conventional capacity, in combination with short cycle U.S. shale growth, we believe will be hard pressed to meet international field decline rates of roughly 2 million barrels/day, much less over 1 million barrels/day of expected incremental demand.

Massive cutbacks in exploration spending has caused international reserve additions to fall well behind production, leading to sharp reductions in overall reserves. Additionally, falling shale capital spending is leading to sharply decelerating U.S. production growth. Finally, the new IMO (International Maritime Organization) shipping rules begin next year with estimates that it will divert up to half a million barrels/day of residual fuel into the power market thus tightening the oil market.

Worries about trade and global economic growth grew. However, tariffed products as of August are only about 1% of U.S. Gross Domestic Product, so the economic impact to the U.S economy is a fraction of that. While international growth is weak, we believe leading economic indicators are not predicting a domestic recession. The strong U.S. consumer is seeing rising wage growth of over 3% with a high savings rate. We believe there are no obvious excesses in the economy that need to be corrected. Internationally, the central banks are collectively in an easing cycle which usually supports sluggish overseas growth.

We appreciate your support and the confidence you have placed in us.

1

SCHNEIDER SMALL CAP VALUE FUND

Annual Investment Adviser’s Report (Concluded)
August 31, 2019 (Unaudited)

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. Small-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. Value investing involves the risk that the Fund’s investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, will not appreciate in value as anticipated.

Must be preceded or accompanied by a prospectus.

Opinions expressed are those of the Portfolio Manager and are subject to change, are not guaranteed and should not be considered investment advice.

P/E: Price/Earnings: A valuation ratio of a company’s current share price compared to its per-share earnings.

Fund holdings and sector allocations are subject to change and should not be considered recommendations to buy or sell any security. Please see the Schedule of Investments in this report for a complete list of fund holdings.

2

SCHNEIDER SMALL CAP VALUE FUND

Performance Data
August 31, 2019 (Unaudited)

Comparison of Change in Value of $20,000 Invested in
Schneider Small Cap Value Fund vs. Russell 2000® Value Index

The chart assumes a hypothetical $20,000 minimum initial investment in the Fund made on September 2, 1998 and reflects Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the Russell 2000® Value Index is unmanaged, does not incur sales charges and/or expenses and is not available for investment.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED AUGUST 31, 2019
	1 Year	5 Years	10 Years	Since Inception*
Schneider Small Cap Value Fund	-41.01%	-4.27%	4.51%	9.90%
Russell 2000® Value Index	-14.89%	4.63%	10.05%	8.77%**

*	The Fund commenced operations on September 2, 1998.
**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Schneider Capital Management, the Fund’s investment adviser, has contractually agreed to waive management fees and/or reimburse expenses through December 31, 2020, to the extent that total annual Fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes) exceed 1.15%. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver or reimbursement of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. For performance data current to the most recent month-end, please call 1-888-520-3277. The Fund’s gross and net annual operating expenses, as stated in the current prospectus, are 1.52% and 1.16%, respectively. Shares of the Fund not purchased through reinvested dividends or capital gains and held less than 30 days are subject to a 1.00% redemption fee.

Portfolio holdings are subject to change at any time.

Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity.

Value investing involves the risk that the Fund’s investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, will not appreciate in value as anticipated.

The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.

3

SCHNEIDER SMALL CAP VALUE FUND

Fund Expense Example

August 31, 2019 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2019 through August 31, 2019, and held for the entire period.

ACTUAL EXPENSES

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Expenses Paid During Period*	Annualized Expense Ratio	Actual Six-Month Total Investment Return for the Fund
Actual	$ 1,000.00	$ 780.00	$ 5.16	1.15%	-22.00%
Hypothetical (5% return before expenses)	1,000.00	1,019.41	5.85	1.15	N/A

*

Expenses are equal to the Fund’s annualized six-month expense ratio for the period March 1, 2019 to August 31, 2019, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period. The Fund’s ending account values on the first line in the table is based on the actual six-month total investment return for the Fund.

4

SCHNEIDER SMALL CAP VALUE FUND

Portfolio Holdings Summary Table

August 31, 2019 (Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Oil & Gas	14.2%	$3,747,406
Telecommunications	10.1	2,657,889
Insurance	9.9	2,615,593
Banks	9.7	2,553,383
Chemicals	8.6	2,263,095
Information Technology	8.2	2,174,129
Commercial Services	8.2	2,162,473
Real Estate Investment Trust	8.1	2,135,817
Transportation	7.7	2,024,923
Auto Parts & Equipment	6.9	1,830,407
Plastics Product Manufacturing	3.0	800,004
Manufacturing	2.4	619,713
Semiconductors	1.5	397,853
Retail	0.8	210,048
Oil & Gas Services	0.4	114,773
Pharmaceuticals	0.2	41,274
Investments Purchased with Proceeds from Securities Lending Collateral	17.3	4,578,243
Short-Term Investments	0.1	26,852
Liabilities In Excess Of Other Assets	(17.3)	(4,565,876)
NET ASSETS	100.0%	$26,387,999

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

5

SCHNEIDER SMALL CAP VALUE FUND

Portfolio of Investments

August 31, 2019

	Number of Shares	Value
COMMON STOCKS — 99.9%
Auto Parts & Equipment — 6.9%
Adient PLC	90,749	$1,830,407
Banks — 9.7%
HomeStreet, Inc.*	15,264	402,512
MidWestOne Financial Group, Inc.	51,201	1,483,293
OFG Bancorp	12,728	261,178
Synovus Financial Corp.	11,435	406,400
		2,553,383
Chemicals — 8.6%
Koppers Holdings, Inc.*	35,862	950,702
Olin Corp.(a)	17,710	300,716
UNIVAR, Inc.*(a)	30,266	585,647
Venator Materials PLC*	191,045	426,030
		2,263,095
Commercial Services — 8.2%
Herc Holdings, Inc.*	43,407	1,791,841
Hudson Global, Inc.*	29,914	370,632
		2,162,473
Information Technology — 8.2%
Intevac, Inc.*	446,433	2,174,129
Insurance — 9.9%
Assured Guaranty Ltd.	22,826	971,246
Brighthouse Financial, Inc.*	44,709	1,576,439
Kingstone Cos., Inc.	8,394	67,908
		2,615,593
Manufacturing — 2.4%
Intrepid Potash, Inc.*	102,304	303,843
Manitowoc Company, Inc., (The)*	22,176	277,200
REV Group, Inc.	3,000	38,670
		619,713
Oil & Gas — 14.2%
C&J Energy Services, Inc.*	75,164	718,568
Chesapeake Energy Corp.(a)*	294,171	423,606
Halcon Resources Corp.*	441,965	50,694
MRC Global, Inc.*	3,188	40,073
SM Energy Co.(a)	72,000	682,560
Transocean Ltd.*(a)	329,465	1,499,066
Whiting Petroleum Corp.*(a)	50,202	332,839
		3,747,406
Oil & Gas Services — 0.4%
Keane Group, Inc.*	5,000	$26,500
McDermott International, Inc.*(a)	18,702	88,273
		114,773
Pharmaceuticals — 0.2%
Mallinckrodt PLC*(a)	15,936	41,274
Plastics Product Manufacturing — 3.0%
Newell Brands, Inc.(a)	48,193	800,004
Real Estate Investment Trust — 8.1%
Alexander & Baldwin, Inc.	25,562	585,114
Boardwalk Real Estate Investment Trust	46,991	1,550,703
		2,135,817
Retail — 0.8%
Tuesday Morning Corp.*(a)	150,034	210,048
Semiconductors — 1.5%
Kulicke & Soffa Industries, Inc.	19,100	397,853
Telecommunications — 10.1%
Aviat Networks, Inc.*	183,441	2,612,200
UTStarcom Holdings Corp.*	15,755	45,689
		2,657,889
Transportation — 7.7%
Ardmore Shipping Corp.*	42,863	267,465
Scorpio Tankers, Inc.	65,045	1,710,033
Stolt-Nielsen Ltd.	4,375	47,425
		2,024,923
TOTAL COMMON STOCKS
(Cost $36,847,637)		26,348,780

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL — 17.3%
Mount Vernon Liquid Assets Portfolio, LLC, 2.27%	4,578,243	4,578,243
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL
(Cost $4,578,243)		4,578,243

The accompanying notes are an integral part of the financial statements.

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SCHNEIDER SMALL CAP VALUE FUND

Portfolio of Investments (concluded)

August 31, 2019

	Number of Shares	Value
SHORT-TERM INVESTMENTS — 0.1%
First American Government Obligations Fund, Class X, 2.03% (b)	26,852	$26,852
TOTAL SHORT-TERM INVESTMENTS
(Cost $26,852)		26,852
TOTAL INVESTMENTS — 117.3%
(Cost $41,452,732)		30,953,875
LIABILITIES IN EXCESS OF OTHER ASSETS — (17.3)%		(4,565,876)
NET ASSETS — 100.0%		$26,387,999

*	Non-income producing security.
PLC	Public Limited Company
(a)	All or a portion of the security is on loan. At August 31, 2019, the market value of securities on loan was $4,315,052.
(b)	Seven day yield as of August 31, 2019.

Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of the financial statements.

7

SCHNEIDER SMALL CAP VALUE FUND

Statement of Assets and Liabilities

August 31, 2019

ASSETS
Investments, at value^ (cost $36,847,637)	$26,348,780
Investments purchased with proceeds from securities lending collateral, at value (cost $4,578,243)	4,578,243
Short-term investments, at value (cost $26,852)	26,852
Receivables for:
Dividends	42,261
Investments sold	22,804
Capital shares sold	7,500
Prepaid expenses	19,704
Total assets	31,046,144

LIABILITIES
Payables for:
Securities lending collateral (see Note 6)	4,578,243
Advisory fees	6,364
Other accrued expenses and liabilities	73,538
Total liabilities	4,658,145
Net assets	$26,387,999

NET ASSETS CONSIST OF:
Par value	$3,447
Paid-in capital	46,106,745
Total distributable earnings/(loss)	(19,722,193)
Net assets	$26,387,999

CAPITAL SHARES:
Net assets	$26,387,999
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	3,446,675
Net asset value, offering and redemption price per share)	$7.66
^ Includes market value of securities on loan	$4,315,052

The accompanying notes are an integral part of the financial statements.

8

SCHNEIDER SMALL CAP VALUE FUND

Statement of Operations

For the Year Ended August 31, 2019

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $5,983)	$160,477
Securities lending income (Note 6)	47,616
Total investment income	208,093

EXPENSES
Advisory fees (Note 2)	341,547
Administration and accounting services fees (Note 2)	50,704
Audit and tax services fees	39,243
Transfer agent fees (Note 2)	33,200
Legal fees	26,778
Registration and filing fees	26,500
Custodian fees (Note 2)	15,718
Officer fees	14,961
Director fees	11,944
Insurance expense	8,126
Printing and shareholder reporting fees	3,531
Other expenses	23,698
Total expenses	595,950
Less: waivers (Note 2)	(203,171)
Net expenses after waivers	392,779
Net investment income/(loss)	(184,686)

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from investments	(6,288,450)
Net change in unrealized appreciation/(depreciation) on investments	(12,602,689)
Net realized and unrealized gain/(loss) on investments	(18,891,139)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(19,075,825)

The accompanying notes are an integral part of the financial statements.

9

SCHNEIDER SMALL CAP VALUE FUND

Statements of Changes in Net Assets

	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018(1)
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income/(loss)	$(184,686)	$89,209
Net realized gain/(loss) from investments	(6,288,450)	6,075,346
Net change in unrealized appreciation/(depreciation) on investments	(12,602,689)	3,706,524
Net increase/(decrease) in net assets resulting from operations	(19,075,825)	9,871,079

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Total distributable earnings	(6,721,111)	(8,975,989)
Return of capital	(33,637)	—
Net decrease in net assets from dividends and distributions to shareholders	(6,754,748)	(8,975,989)

INCREASE/(DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	370,106	620,859
Reinvestment of distributions	6,588,373	7,194,872
Redemption fees*	259	6,043
Shares redeemed	(2,001,836)	(3,126,057)
Net increase/(decrease) in net assets from capital shares	4,956,902	4,695,717
Total increase/(decrease) in net assets	$(20,873,671)	5,590,807

NET ASSETS:
Beginning of period	47,261,670	41,670,863
End of period	$26,387,999	$47,261,670

SHARES TRANSACTIONS:
Shares sold	38,780	40,988
Dividends and distributions reinvested	697,182	497,227
Shares redeemed	(206,998)	(204,987)
Net increase/(decrease) in shares outstanding	528,964	333,228

*

Prior to December 31, 2017, there was a 1.75% redemption fee on shares redeemed which have been held less than one year. Effective December 31, 2017, the Fund has changed its redemption fee to 1.00% on redemptions of Fund shares held less than 30 days. The redemption fees are retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in capital.

(1)

The following information was previously reported in the August 31, 2018 financial statements. See Note 7 for more details on the Securities and Exchange Commission’s (“SEC”) Final Rule on Disclosure Update and Simplification. Included in total dividends and distributions to shareholders was $(188,429) of net investment income/(loss) and $(8,787,560) of net realized capital gains during the year ended August 31, 2018, and undistributed/accumulated net investment income/(loss) as of August 31, 2018 was $0.

The accompanying notes are an integral part of the financial statements.

10

SCHNEIDER SMALL CAP VALUE FUND

Financial Highlights

Contained below is per share operating performance data for each share outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	For the Years Ended August 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance
Net asset value, beginning of period	$16.20	$16.12	$13.26	$11.00	$20.16
Net investment income/(loss) (1)	(0.06)	0.03	(0.06)	0.03	(0.01)
Net realized and unrealized gain/(loss) on investments	(6.14)	3.55	2.89	2.29	(4.53)
Net increase/(decrease) in net assets resulting from operations	(6.20)	3.58	2.83	2.32	(4.54)
Dividends and distributions to shareholders from:
Net investment income	—	(0.07)	—	(0.03)	—
Net realized capital gain	(2.33)	(3.43)	—	(0.03)	(4.58)
Tax return of capital	(0.01)	—	—	—	(0.04)
Total dividends and distributions to shareholders	(2.34)	(3.50)	—	(0.06)	(4.62)
Redemption fees	— (2)	— (2)	0.03	— (2)	— (2)
Net asset value, end of period	$7.66	$16.20	$16.12	$13.26	$11.00
Total investment return/(loss) (3)	(41.01)%	24.86%	21.57%	21.15%	(25.88)%

Ratios/Supplemental Data
Net assets, end of period (000’s)	$26,388	$47,262	$41,671	$36,874	$30,387
Ratio of expenses to average net assets (4)	1.15%	1.15%	1.15%	1.15%	1.15%
Ratio of expenses to average net assets without waivers and reimbursements	1.74%	1.51%	1.57%	2.13%	1.82%
Ratio of net investment income/(loss) to average net assets (4)	(0.54)%	0.22%	(0.37)%	0.23%	(0.05)%
Portfolio turnover rate	66%	84%	138%	114%	89%

(1)	Calculated based on average shares outstanding for the period.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)	Reflects waivers and reimbursements.

The accompanying notes are an integral part of the financial statements.

11

SCHNEIDER SMALL CAP VALUE FUND

Notes to Financial Statements

August 31, 2019

1.	Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has thirty-three separate investment portfolios, including the Schneider Small Cap Value Fund (the “Fund”), which commenced investment operations on September 2, 1998.

RBB has authorized capital of one hundred billion shares of common stock of which 87.423 billion shares are currently classified into one hundred and eighty-five classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The Fund’s investment objective seeks long-term capital growth.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services - Investment Companies”.

The end of the reporting period for the Fund is August 31, 2019, and the period covered by these Notes to Financial Statements is the fiscal period ended August 31, 2019 (the “current fiscal period”).

PORTFOLIO VALUATION — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

FAIR VALUE MEASUREMENTS — The inputs and valuation techniques used to measure the fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

● Level 1 —	Prices are determined using quoted prices in active markets for identical securities.

● Level 2 —	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

● Level 3 —	Prices are determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

12

SCHNEIDER SMALL CAP VALUE FUND

Notes to Financial Statements (Continued)

August 31, 2019

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Fund’s investments carried at fair value:

	Total	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value*
Common Stocks	$26,348,780	$26,348,780	$—	$—	$—
Investments Purchased with Proceeds from Securities Lending Collateral	4,578,243	—	—	—	4,578,243
Short-Term Investments	26,852	26,852	—	—	—
Total Investments**	$30,953,875	$26,375,632	$—	$—	$4,578,243

*

Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

**	Please refer to the Portfolio of Investments for further details.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had an active market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all Level 3 transfers are disclosed if the Fund had an amount of total Level 3 transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Fund had no Level 3 transfers.

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — The Fund records security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income (including amortization of premiums and accretion of discounts) is accrued when earned. Dividend income is recorded

13

SCHNEIDER SMALL CAP VALUE FUND

Notes to Financial Statements (Continued)

August 31, 2019

on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund’s investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred on behalf of a specific class, fund or fund family of the Company are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, and paid at least annually to shareholders recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

CASH AND CASH EQUIVALENTS — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

REDEMPTION FEES — Prior to December 31, 2017, the Fund imposed a redemption fee of 1.75% on redemptions of Fund shares held less than one year. Effective December 31, 2017, the Fund has changed its redemption fee to 1.00% on redemptions of Fund shares held less than 30 days. The fees are reflected on the Statement of Changes in Net Assets. The Fund reserves the right to modify or eliminate the redemption fee or any waivers of such fee at any time.

REITS — The Fund has made certain investments in real estate investment trusts (“REITs”), which pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REITs’ taxable earnings and profits, resulting in the excess portion being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its annual distributions to shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

OTHER — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, the Fund expects the risk of material loss from such claims to be remote.

2.	Investment Adviser and Other Services

Schneider Capital Management Company (“SCM” or the “Adviser”) serves as the investment adviser to the Fund. The Fund compensates the Adviser for its services at an annual rate based on the Fund’s average daily net assets (the “Advisory Fee”), payable on a monthly basis in arrears, as shown in the following table.

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent that total annual Fund operating expenses (excluding certain items discussed below) exceed the rate (“Expense Cap”) shown in the following table of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed the Expense Cap as applicable: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes.

14

SCHNEIDER SMALL CAP VALUE FUND

Notes to Financial Statements (Continued)

August 31, 2019

This contractual limitation is in effect until December 31, 2020 and may not be terminated without the approval of the Board. The Adviser may discontinue these arrangements at any time after December 31, 2020. The Fund will not pay the Adviser at a later time for any amounts it may waive or any amounts that the Adviser has assumed.

Advisory Fee	Expense Cap Institutional Class
1.00%	1.15%

During the current fiscal period, investment advisory fees accrued and waived were as follows:

Gross Advisory Fees	Waivers	Net Advisory Fees
$341,547	$(203,171)	$138,376

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as administrator for the Fund. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Fund’s transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Quasar Distributors, LLC serves as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with RBB.

For compensation amounts paid to Fund Services and the Custodian, please refer to the Statement of Operations.

3.	Director and Officer Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. Employees of Vigilant Compliance, LLC serve as President, Chief Compliance Officer and Assistant Treasurer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. An employee of RBB serves as Treasurer and Secretary and is compensated for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Fund or the Company. For Director and Officer compensation amounts, please refer to the Statement of Operations.

4.	Purchases and Sales of Investment Securities

During the current fiscal period, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

Purchases	Sales
$24,291,643	$22,258,211

There were no purchases or sales of long-term U.S. Government securities during the current fiscal period.

15

SCHNEIDER SMALL CAP VALUE FUND

Notes to Financial Statements (Continued)

August 31, 2019

5.	Federal Income Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2019, the federal tax cost and aggregate gross unrealized appreciation and depreciation of investments held by the Fund were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$42,124,533	$1,883,832	$(13,054,490)	$(11,170,658)

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

Permanent differences as of August 31, 2019, primarily attributable to short-term capital gains being netted against net operating loss, were reclassified among the following accounts:

Distributable Earnings/(Loss)	Paid-In Capital
$—	$—

As of August 31, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income/(loss)	Undistributed Long-Term capital Gains/(loss)	Net Unrealized Appreciation/ (Depreciation)	Late-Year Loss Deferral	Post-October Loss Deferral
$—	$—	$(11,170,658)	$108,837	$8,442,698

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains, if applicable, are reportable as ordinary income for federal income tax purposes.

The tax character of dividends and distributions paid during the fiscal years ended August 31, 2019 and August 31, 2018 were as follows:

	Ordinary Income	Long-Term Gains	Return of Capital	Total
2019	$5,151,579	$1,569,532	$33,637	$6,754,748
2018	7,656,035	1,319,954	—	8,975,989

16

SCHNEIDER SMALL CAP VALUE FUND

Notes to Financial Statements (Continued)

August 31, 2019

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and August 31 and late year ordinary losses ((i) ordinary losses between January 1 and August 31, and (ii) specified ordinary and currency losses between November 1 and August 31) as occurring on the first day of the following tax year. For the fiscal year ended August 31, 2019, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until September 1, 2019. The Fund deferred qualified late-year losses of $8,551,535 which will be treated as arising on the first business day of the following fiscal year.

Accumulated capital losses represent net capital loss carryforwards as of August 31, 2019 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. As of August 31, 2019, the Fund had no tax basis capital loss carryovers to offset future capital gains.

6.	Securities Lending

The Fund may make secured loans of its portfolio securities to brokers, dealers and other financial institutions to earn additional income and receive cash collateral equal to at least 102% of the current market value of the loaned securities, as marked to market each day that the NAV of the Fund is determined. When the collateral falls below specified amounts, the Fund’s lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund will pay administrative and custodial fees in connection with the loan of securities. Collateral is invested in short-term investments and the Fund will bear the risk of loss of the invested collateral. Investments purchased with proceeds from securities lending are overnight and continuous. Securities lending will expose the Fund to the risk of loss should a borrower default on its obligation to return the borrowed securities. The market value of the securities on loan and cash collateral as of the end of the reporting period and the income generated from the program during the current fiscal period with respect to such secured loans were as follows:

market Value of Securities Loaned	market Value of Collateral	Income Received from Securities Lending
$4,315,052	$4,578,243	$47,616

17

SCHNEIDER SMALL CAP VALUE FUND

Notes to Financial Statements (Concluded)

August 31, 2019

Securities lending transactions are entered into by the Fund’s securities lending agent on behalf of the Fund under a Master Securities Lending Agreement (“MSLA”), which permits the Fund’s securities lending agent on behalf of the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable on behalf of the Fund to the same counterparty against amounts to be received and create one single net payment due to or from the Fund. The following table is a summary of the Fund’s open securities lending transactions, which are subject to a MSLA as of the end of the reporting period:

			Gross Amount Not Offset in the Statement of Assets and Liabilities
GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES	NET AMOUNT OF ASSETS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS[1]	FAIR VALUE CASH COLLATERAL RECEIVED	NET AMOUNT[2]
$4,315,052	$—	$4,315,052	$(4,315,052)	$—	$—

[1]	Amount disclosed is limited to the amount of assets presented in the Statement of Assets and Liabilities. Actual collateral received may be more than the amount shown.
[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

7.	NEW ACCOUNTING PRONOUNCEMENTS and regulatory updates

In August 2018, FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all affected entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An affected entity is permitted to adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of additional disclosures, which are required for public companies only, until their effective date. Management evaluated the impact of these changes on the Fund’s financial statements and has elected to early adopt the removed and modified disclosures effective February 28, 2019. The impact of adoption was limited to changes in the financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy. Management is still evaluating the impact of the additional disclosure requirements.

In August 2018, the SEC released its Final Rule on Disclosure Update and Simplification, which amends certain disclosure requirements effective for filings subsequent to November 5, 2018. As of February 28, 2019, management has adopted this amendment. The amendment requires presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities. The amendment also requires presentation of the total distributions, rather than the components thereof, on the Statements of Changes in Net Assets and removes the requirement for disclosure of accumulated net investment income/(loss) on a book basis. These changes generally simplify the disclosure of information without significantly altering the information provided to investors.

8.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no significant events requiring recognition or disclosure in the financial statements.

18

SCHNEIDER SMALL CAP VALUE FUND

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The RBB Fund, Inc. and Shareholders of Schneider Small Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Schneider Small Cap Value Fund (the “Fund”), a separately managed portfolio of The RBB Fund, Inc., as of August 31, 2019, the related statement of operations for the year ended August 31, 2019, the statement of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2019 and the financial highlights for each of the five years in the period ended August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania
October 25, 2019

We have served as the auditor of one or more Schneider Capital Management Company investment companies since 1999.

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SCHNEIDER SMALL CAP VALUE FUND

Shareholder Tax Information

(Unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended August 31, 2019. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2019. During the fiscal year ended August 31, 2019, the following dividends and distributions were paid by the Fund:

ORDINARY INCOME DIVIDEND	LONG-TERM CAPITAL GAIN DIVIDENDS	TAX RETURN OF CAPITAL
$5,151,579	$1,569,532	$33,637

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The percentage of ordinary income dividends qualifying for the 15% dividend tax rate is 11.28%.

The percentage of ordinary income dividends qualifying for the corporate dividends received deduction is 7.13%.

The Fund designates 100.00% of the ordinary income distributions as qualified short-term gain pursuant to the American Job Creation Act of 2004.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2019. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2020.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

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SCHNEIDER SMALL CAP VALUE FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling (888) 520-3277 and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q or as an exhibit to its reports on Form N-Q’s successor, Form N-PORT. The Company’s Form N-Q is available on the SEC website at http://www.sec.gov.

Approval of Investment Advisory Agreement

As required by the 1940 Act, the Board of Directors (the “Board”) of the Company, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of the investment advisory agreement between SCM and the Company (the “Investment Advisory Agreement”) on behalf of the Fund, at a meeting of the Board held on May 15-16, 2019 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreement for an additional one-year term. The Board’s decision to approve the Investment Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Investment Advisory Agreement, the Board considered information provided by SCM with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Investment Advisory Agreement between the Company and SCM with respect to the Fund, the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of SCM’s services provided to the Fund; (ii) descriptions of the experience and qualifications of SCM’s personnel providing those services; (iii) SCM’s investment philosophies and processes; (iv) SCM’s assets under management and client descriptions; (v) SCM’s soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) SCM’s current advisory fee arrangements with the Company and other similarly managed clients; (vii) SCM’s compliance procedures; (viii) SCM’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Fund; (ix) the extent to which economies of scale are relevant to the Fund; (x) a report prepared by Broadridge/Lipper comparing the Fund’s management fees and total expense ratio to those of its Lipper Group and comparing the performance of the Fund to the performance of its Lipper Group; and (xi) a report comparing the performance of the Fund to the performance of its benchmark.

As part of their review, the Directors considered the nature, extent and quality of the services provided by SCM. The Directors concluded that SCM had substantial resources to provide services to the Fund and that SCM’s services had been acceptable.

The Directors also considered the investment performance of the Fund and SCM. The Directors noted that the Schneider Small Cap Value Fund had outperformed its benchmark, the Russell 2000 Value Index, for the year-to-date, three-year and since-inception periods ended March 31, 2019. The Directors noted that for the three-year period ended December 31, 2018, the investment performance of the Fund ranked in the 2nd quintile within both of its Lipper Performance Group and Lipper Performance Universe.

The Board also considered the advisory fee rates payable by the Fund under the Investment Advisory Agreement. In this regard, information on the fees paid by the Fund and the Fund’s total operating expense ratios (before and after fee waivers and expense reimbursements) was compared to similar information for mutual funds advised by other, unaffiliated investment

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SCHNEIDER SMALL CAP VALUE FUND

Other Information (CONCLUDED)

(Unaudited)

advisory firms. The Directors noted that the advisory fee, after waivers, and actual total expenses of the Fund were all lower than the Fund’s Lipper Expense Group medians. In addition, the Directors noted that SCM had contractually agreed to waive management fees and reimburse expenses through at least December 31, 2019 to the extent that total annual Fund operating expenses exceed 1.15% for the Fund.

After reviewing the information regarding SCM’s costs, profitability and economies of scale, and after considering SCM’s services, the Directors concluded that the investment advisory fees paid by the Fund were fair and reasonable and that the Investment Advisory Agreement should be approved and continued for an additional one-year period ending August 16, 2020.

22

SCHNEIDER SMALL CAP VALUE FUND

Company Management

(Unaudited)

Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive offi cers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (888) 520-3277.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 86	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	33	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 615 East Michigan Street Milwaukee, WI 53202 Age: 80	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since 2004, Director of Cornerstone Bank.	33	None
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 52	Director	2012 to present	Since 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	33

Emtec, Inc.; FS Investment Corporation (business development company) (until December 2018); FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios) (registered investment company).

Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 76	Director	2006 to present	Since 1997, Consultant, financial services organizations.	33

IntriCon Corporation (biomedical device manufacturer); Kalmar Pooled Investment Trust (registered investment company) (until September 2017); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance).

23

SCHNEIDER SMALL CAP VALUE FUND

Company Management (Continued)

(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 71	Chairman Director	2005 to present 1991 to present	From 2006-2016, Co-Founder and Chief Executive Officer, Lifebooker, LLC (online beauty and health appointment booking service).	33	Independent Trustee of EIP Investment Trust (registered investment company).
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 59	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm); from 1983-2014, Chief Executive Officer and various positions, Pershing LLC (broker dealer, clearing and custody firm).	33

WisdomTree Investments, Inc. (asset management company) (until March 2019); Fidelity National Information Services, Inc. (financial services technology company); Ameriprise Financial, Inc. (financial services company).

Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 78	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	33	Reich and Tang Group (asset management) (until 2015).
INTERESTED DIRECTOR[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 81	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	33	None
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 56	President Chief Compliance Officer	2009 to present 2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company).	N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 58	Treasurer and Secretary	2016 to present

Since 2016, Treasurer and Secretary of The RBB Fund, Inc.; from 2005 to 2016, Assistant Treasurer of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).

				N/A	N/A

24

SCHNEIDER SMALL CAP VALUE FUND

Company Management (Continued)

(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
OFFICERS
Robert Amweg Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 66	Assistant Treasurer	2016 to present

Since 2013, Compliance Director, Vigilant Compliance, LLC (investment management services company); since 2012, Consultant to the financial services industry; from 2007 to 2012, Chief Financial Officer and Chief Accounting Officer, Turner Investments, LP (registered investment company).

				N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 36	Assistant Treasurer	2018 to present	Since 2016, Assistant Vice President, U.S. Bancorp Fund Services, LLC (fund administrative services firm); from 2007 to 2016, Supervisor, Nuveen Investments (registered investment company).	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 48	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 60	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 40	Assistant Secretary	2017 to present	Partner, Drinker Biddle & Reath LLP (law firm) (2017-Present); Drinker Biddle & Reath LLP (2006-Present).	N/A	N/A

*	Each Director oversees 33 portfolios of the Company.
[1]

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

[2]

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

25

SCHNEIDER SMALL CAP VALUE FUND

Company Management (Concluded)

(Unaudited)

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the past five years. Each Director possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Straniere has been a practicing attorney for over 30 years and also serves on the boards of an asset management company and another registered investment company. Mr. Brodsky has over 40 years of senior executive level management experience in the cable television and communications industry. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Carnall has decades of senior executive-level management experience in the banking and financial services industry and also serves on the boards of various corporations and a bank. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing and investment services industry and service on securities industry and investment company boards.

26

SCHNEIDER SMALL CAP VALUE FUND

Privacy Notice

(Unaudited)

FACTS	WHAT DOES THE SCHNEIDER SMALL CAP VALUE FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Schneider Small Cap Value Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Schneider Small Cap Value Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share.
For our affiliates to market to you	No	We do not share.
For nonaffiliates to market to you	No	We do not share.

Questions?	Call (888) 520-3277 or go to www.schneidercap.com

27

SCHNEIDER SMALL CAP VALUE FUND

Privacy Notice (Concluded)

(Unaudited)

What we do

How does the Schneider Small Cap Value Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Schneider Small Cap Value Fund collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Our affiliates include Schneider Capital Management, the investment adviser to the Schneider Small Cap Value Fund.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● The Schneider Small Cap Value Fund doesn’t share with nonaffiliates so they can market to you. The Schneider Small Cap Value Fund may share information with nonaffiliates that perform marketing services on our behalf.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Schneider Small Cap Value Fund does not jointly market.

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Investment Adviser

Schneider Capital Management
460 E. Swedesford Road
Suite 1080
Wayne, PA 19087

Administrator and Transfer Agent

U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

Principal Underwriter

Quasar Distributors, LLC
777 East Wisconsin Avenue, Floor 6
Milwaukee, WI 53202

Custodian

U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1800
2001 Market Street
Philadelphia, PA 19103-7042

Legal Counsel

Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

SCH-AR19

SGI U.S. LARGE CAP EQUITY FUND

SGI U.S. SMALL CAP EQUITY FUND

SGI GLOBAL EQUITY FUND

of

The RBB Fund, Inc.

ANNUAL REPORT

August 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-888-251-4847.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1-888-251-4847 to inform the Funds that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Funds.

SUMMIT GLOBAL INVESTMENTS

Annual Investment Adviser’s Report
August 31, 2019 (Unaudited)

Dear Shareholders:

We are grateful for the trust you’ve placed in Summit Global Investments (SGI). We know that it’s because of your trust we are able to do what we love and what we enjoy. I write this in every letter because it is true. I want you to know, more than anything else, we, everyone at SGI, are grateful and appreciative of this fact. Life is not easy. I don’t think it was intended to be, but having a job that doesn’t seem like a job but rather more of a passion helps. It can be a drug at times yes but having a life full of purpose and passion brings one direction and often can lead to peace. For me this most often happens when I recognize the face in the mirror is not responsible for all the outcomes. Others, many others, seen and unseen, bless my life daily.

Our equity strategies focus on managing equity risk and hopefully providing strong returns too. We do not walk between the rain drops. The market can make a quick fool out of anyone. This is not the design of SGI. We cannot control return. All we can control is how closely we follow our processes and how well our processes are designed. Do they account for the various market environments? Are they adhered to throughout all environments?

Lately I have heard many ‘market experts’ talk about the latest trend in investing, “ESG” (Environmental, Social and Governance). It seems to be the latest buzz. In addition to the many quantitative factors such as earnings variability, leverage, and volatility, we continually review the idiosyncratic risks associated with each stock. If these risks are deemed by the investment team as elevated with increased downside risks due to ESG issues, we will liquidate our position. We have never held a gambling company, adult content company or tobacco company. We decided to do this before SGI was born and it’s simply a part of our DNA. To see the ‘market experts’ identify this as the latest trend is great. We are humbled to say that we were cool before it was cool.

SGI funds are managed using both quantitative and fundamental disciplines. Our multi-factor quantitative process seeks to identify stocks with excellent risk/reward characteristics while our fundamental process allows us to identify and analyze risks that a purely quantitative process may miss, such as idiosyncratic risks that are not priced into a stock. For example, CEO turnover, aggressive accounting, labor disputes, litigation, investigations, dishonesty, lack of integrity, etc.

MARKET UPDATE

The end of August 2019 marked the 122nd month, or just over ten years, of economic expansion. This exceeds the longest prior post-war expansion from 1991-2001 of 120 months. Although we believe it is showing some growing indications of weakness, there is no explicit rule that states economic expansions have to die of old age. In fact, we believe that the relatively modest pace of this current expansion may indicate that typical excesses which occur late in business cycles have also remained modest, but that is not to suggest that risks don’t exist.

The U.S. has engaged in a tit-for-tat trade dispute with China that has negatively affected both economies, although we believe that it has likely done greater damage to China, due to the relatively larger trade surplus. For example, in the 2nd quarter of 2019 trade talks between the countries broke down. Subsequently, President Trump limited doing business with Huawei, one of the largest technology companies in China. The U.S. also increased tariffs on a much larger portion of imported goods from China. In retaliation, China reduced purchases from American farmers and technology companies, namely Apple. Although trade talks have resumed as of a recent G20 meeting in Osaka, Japan between President Xi Jinping and President Trump, we believe that a quick resolution with a new trade agreement seems unlikely.

President Trump instituted economy-crippling sanctions on Iran and is pressuring other countries to follow suit. In response, Iran threatened to close the Strait of Hormuz, through which passes 30% of the world’s oil. Additionally, Iran seems likely responsible for attacking two oil tankers and downing an American military drone near its border. This conflict remains at risk for escalation, which we believe would subsequently affect the oil and financial markets. Meanwhile, the U.S. did arrive at a new trade agreement with both Mexico and Canada that we believe should positively benefit all three economies.

SUMMIT GLOBAL INVESTMENTS

Annual Investment Adviser’s Report (Continued)
August 31, 2019 (Unaudited)

The yield curve, which had been flattening steadily over the past year, finally inverted (10-year Treasury bonds /3-year Treasury bonds). The Federal Reserve (the “Fed”) announced a policy reversal by eliminating further short-term interest rate increases for the remainder of 2019 and ending quantitative tightening by September through halting its balance sheet reduction. The U.S. Central bank voted on July 31, 2019 to reduce its benchmark interest rate by 25 basis points moving the target range for the federal funds rate to 2 percent from 2.25 percent.

We believe the U.S. Dollar is a concern because an increasingly dovish Fed may reduce the propensity of foreign investors to invest in U.S. financial assets, stocks and bonds, as the currency declines. We believe a declining U.S. Dollar, while good for exports will harm financial assets due to fewer foreign investors. Precious metals and commodities have reached six-year highs in this unusual environment where much of the global sovereign debt markets continue to have negative yields.

Additional risk to the global economy comes from the manufacturing sector. PMIs (Purchasing Managers Index) for the G7 economies, which includes the countries of Canada, France, Germany, Italy, Japan, the United Kingdom and U.S., have been contracting. Within the G7, only the U.S. and France are currently showing expanding manufacturing sectors, with the remaining G7 economies showing PMIs lower than 50, meaning contraction. Major stock market indices, especially in the U.S., remain near or at all-time highs. On the positive side, unemployment remains near historic lows and housing prices remain firm.

SGI U.S. Large Cap Equity Fund

The fund had positive contributions both from sector allocation and stock selection for the twelve months ended August 31, 2019. The amount the fund invests in an individual sector is determined by the risk and performance expectations of the individual stocks in that sector. The fund was, on average, overweight in consumer staples during the period, which contributed to the outperformance of the fund. Negatively, the strategy was underweight in information technology, and that sector performed very well over the period. Hershey (HSY) has been an investment in the fund throughout the period and has been a positive contributor.

The SGI U.S. Large Cap Equity Fund returned 5.83% (Class I) for the twelve months ended August 31, 2019. The performance of the S&P 500® Index was 2.92% over the same period.

SGI U.S. Small Cap Equity Fund

The fund had positive contributions from the sector allocation and risk management of the fund. However, stock selection proved to be negative. Altogether, the fund outperformed its benchmark for the twelve months ended August 31, 2019. The amount the fund invests in an individual sector is determined by the risk and performance expectations of the individual stocks in that sector. The fund was, on average, overweight in utilities during the year, which contributed to the outperformance of the fund. An underweight in energy also helped the fund outperform. Negatively, the strategy was underweight in information technology, and that sector performed very well over the period. Unitil Corp (UTL) has been an investment in the fund throughout the period and has been a positive contributor.

The SGI U.S. Small Cap Equity Fund returned -12.43% (Class I) for the twelve months ended August 31, 2019. The performance of the Russell 2000® Index was -12.89% over the same period.

SGI Global Equity Fund

The fund had positive contributions from sector allocation, country allocation and stock selection. Specifically, the stock selection was tremendous and was the primary driver of outperformance for the fund. The amount the fund invests in an individual sector or country is determined by the risk and performance expectations of the individual stocks in that sector or country. The fund was consistently underweight in Japan, which was a positive contributor to outperformance. Consumer staples was also overweight during the period, which benefited the fund. Bank of Montreal (BMO) was one of the few holdings that failed to perform in the fund. Both Hershey (HSY) and Starbucks (SBUX) were investments in the fund that had tremendous performance.

SUMMIT GLOBAL INVESTMENTS

Annual Investment Adviser’s Report (Continued)
August 31, 2019 (Unaudited)

The SGI Global Equity Fund returned 9.18% (Class I) for the twelve months ended August 31, 2019. The performance of the MSCI ACWI Index was -0.28% over the same period.

OUTLOOK

While the expansion is the longest in history, economic and political storm clouds continue to gather. The Brexit battle in Europe that has been ongoing since the 2016 vote is becoming more uncertain. Prime Minister Boris Johnson has been fighting for his own political survival while the October 31, 2019 deadline to leave the European Union approaches. In the U.S., we have our own political storm where uncertainty will likely accelerate as the 2020 election promises to be divisive and contentious.

Additionally, tensions in the Middle East, especially between Iran and Saudi Arabia, have escalated. Gold prices, typically indicative of economic and political unease, increased 27% in the past year to $1,504 per ounce. Heightened economic and political uncertainty may continue to elevate gold prices.

In the fixed income markets, over $19 trillion of debt have an unprecedented negative yield. With the U.S. and China battling in a trade war, both major economies are showing signs of slowing growth. Interest rates in Europe and Japan are already exhibiting negative yields, as U.S. and Chinese economies slow, we expect longer-term interest rates to remain lower for longer. Even though the Fed just cut short-term interest rates, the futures markets have already priced in a 71% probability of at least one more cut before the end of the year.

However, not all is dire. The stock market remains near its all-time peak. Unemployment remains at 50-year lows and the housing market remains strong. We believe that the banking system in the U.S. is resilient compared to a decade ago. The U.S. Dollar remains strong and the reserve currency of the world. Our outlook remains cautiously optimistic for equites and the U.S. economy.

In the meantime, we will continue to adhere to our disciplined, managed-risk, multi-factor investment processes. Over a full market cycle, this approach (by design) has historically limited downside risks and allowed for participation in market rallies. We believe it is time for investors to be proactively prudent lowering equity market risk by using our risk managed approach. We are grateful for the opportunity to help steward your investments.

Sincerely,

David Harden
President and Chief Investment Officer
Summit Global Investments, LLC

DISCLAIMERS

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Mutual Fund investing involves risk. Principal loss is possible. A portfolio comprised of low volatility stocks may not produce investment exposure that has lower variability to changes in such stocks’ price levels. Investing in low volatility stocks may limit the Fund’s gains in rising markets. International investing is subject to special risks including, but not limited to, currency risk associated with securities denominated in other than the U.S. dollar, which may be affected by fluctuations in currency exchange rates, political, social or economic instability, and differences in taxation, auditing, and other financial practices.

SUMMIT GLOBAL INVESTMENTS

Annual Investment Adviser’s Report (Concluded)
August 31, 2019 (Unaudited)

Fund holdings and sector allocations are subject to change and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of fund holdings. The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Russell 2000® Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000® Index, as ranked by market capitalization.

The MSCI ACWI Index captures large and mid cap representation across 23 Developed Markets (DM) and 26 Emerging Markets countries. With more than 2, 800 constituents, the index covers approximately 85% of the global investable equity opportunity set.

The Purchasing Managers Index (PMI) is a measure of the prevailing direction of economic trends in manufacturing, based on a monthly survey of supply chain managers across 19 industries, covering both upstream and downstream activity.

“Basis Points” are the percentage change in the value or rate of a financial instrument. One basis point is equivalent to 0.01%

It is not possible to invest directly in an index.

SGI U.S. LARGE CAP EQUITY FUND - CLASS I SHARES

Performance Data

August 31, 2019 (Unaudited)

Comparison of Change in Value of $1,000,000 Investment in SGI U.S. Large Cap Equity Fund - Class I Shares
vs. S&P 500® Index

This chart assumes a hypothetical $1,000,000 initial investment in the Fund’s Class I Shares made on February 29, 2012 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500® Index is unmanaged, does not incur expenses and is not available for investment.

Average Annual Total Returns for the periods ended August 31, 2019
	One Year	Three Years	Five Years	Since Inception(1)
Class I Shares	5.83%	12.53%	11.23%	12.50%
S&P 500® Index(2)	2.92%	12.70%	10.11%	13.03%

(1)	Class I Shares of the Fund commenced operations on February 29, 2012.

(2)	Benchmark performance is from inception date of the Class I Shares only and is not the inception date of the benchmark itself.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling (888) 251-4847.

The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated December 31, 2018, are 0.94% and 0.98%, respectively, of average daily net assets for Class I Shares. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. The Fund’s investment adviser (the “Adviser”) has contractually agreed to waive management fees and/or reimburse expenses through December 31, 2020 to the extent that total annual Fund operating expenses (excluding certain items discussed below) exceed 0.98% of the Fund’s average daily net assets attributable to Class I Shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 0.98%: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. The contractual limitation may not be terminated before December 31, 2020 without the approval of the Board of Directors of The RBB Fund, Inc. If at any time the Fund’s total annual Fund operating expenses for a year are less than 0.98% of the Fund’s average daily net assets attributable to Class I Shares, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

SGI U.S. LARGE CAP EQUITY FUND - CLASS I SHARES

Performance Data (Continued)

August 31, 2019 (Unaudited)

The Fund’s investments will generally consist of securities, which may include common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Portfolio composition is subject to change. The Fund evaluates performance as compared to that of the Standard & Poor’s 500® Index (“S&P 500®”). The S&P 500® is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. It is impossible to invest directly in an index.

SGI U.S. LARGE CAP EQUITY FUND - CLASS A SHARES

Performance Data (continued)

August 31, 2019 (Unaudited)

Comparison of Change in Value of $10,000 Investment in SGI U.S. Large Cap Equity Fund - Class A Shares
vs. S&P 500® Index

This chart assumes a hypothetical $10,000 initial investment, adjusted for the Class A Shares maximum sales charge of 5.25% to a net initial investment of $9,475, in the Fund’s Class A Shares made on October 29, 2015 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500® Index is unmanaged, does not incur expenses and is not available for investment.

Average Annual Total Returns for the periods ended August 31, 2019
	One Year	Three Years	Since Inception(1)
Class A Shares (without sales charge)	5.61%	12.27%	11.34%
Class A Shares (with sales charge)	0.04%	10.28%	9.79%
S&P 500® Index(2)	2.92%	12.70%	11.45%

(1)	Class A Shares of the Fund commenced operations on October 29, 2015.

(2)	Benchmark performance is from inception date of the Class A Shares only and is not the inception date of the benchmark itself.

Class A Shares of the Fund have a 5.25% maximum sales charge.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling (888) 251-4847.

The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated December 31, 2018, are 1.27% and 1.23%, respectively, of average daily net assets for Class A Shares. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. The Fund’s investment adviser (the “Adviser”) has contractually agreed to waive management fees and/or reimburse expenses through December 31, 2020 to the extent that total annual Fund operating expenses (excluding certain items discussed below) exceed 1.23% of the Fund’s average daily net assets attributable to Class A Shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse certain expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 1.23%: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. The contractual limitation may not be terminated before December 31, 2020 without the approval of the Board of Directors of The RBB Fund, Inc. If at any time the Fund’s total annual Fund operating expenses for a year are less than 1.23% of the Fund’s average daily net assets attributable to Class A Shares, the Adviser is entitled

SGI U.S. LARGE CAP EQUITY FUND - CLASS A SHARES

Performance Data (continued)

August 31, 2019 (Unaudited)

to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

The Fund’s investments will generally consist of securities, which may include common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Portfolio composition is subject to change. The Fund evaluates performance as compared to that of the Standard & Poor’s 500® Index (“S&P 500®”). The S&P 500® is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. It is impossible to invest directly in an index.

SGI U.S. LARGE CAP EQUITY FUND - CLASS C SHARES

Performance Data (Continued)

August 31, 2019 (Unaudited)

Comparison of Change in Value of $10,000 Investment in SGI U.S. Large Cap Equity Fund - Class C Shares
vs. S&P 500® Index

This chart assumes a hypothetical $10,000 initial investment in the Fund’s Class C Shares made on December 31, 2015 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500® Index is unmanaged, does not incur expenses and is not available for investment.

Average Annual Total Returns for the periods ended August 31, 2019
	One Year	Three Years	Since Inception(1)
Class C Shares	4.78%	11.46%	11.29%
S&P 500® Index(2)	2.92%	12.70%	12.57%

(1)	Class C Shares of the Fund commenced operations on December 31, 2015.

(2)	Benchmark performance is from inception date of the Class C Shares only and is not the inception date of the benchmark itself.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling (888) 251-4847.

The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated December 31, 2018, are 2.00% and 1.98%, respectively, of average daily net assets for Class C Shares. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. The Fund’s investment adviser (the “Adviser”) has contractually agreed to waive management fees and/or reimburse expenses through December 31, 2020 to the extent that total annual Fund operating expenses (excluding certain items discussed below) exceed 1.98% of the Fund’s average daily net assets attributable to Class C Shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 1.98%: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. The contractual limitation may not be terminated before December 31, 2020 without the approval of the Board of Directors of The RBB Fund, Inc. If at any time the Fund’s total annual Fund operating expenses for a year are less than 1.98% of the Fund’s average daily net assets attributable to Class C Shares, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

SGI U.S. LARGE CAP EQUITY FUND - CLASS C SHARES

Performance Data (Continued)

August 31, 2019 (Unaudited)

The Fund’s investments will generally consist of securities, which may include common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Portfolio composition is subject to change. The Fund evaluates performance as compared to that of the Standard & Poor’s 500® Index (“S&P 500®”). The S&P 500® is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. It is impossible to invest directly in an index.

SGI U.S. SMALL CAP EQUITY FUND - CLASS I SHARES

Performance Data (Continued)

August 31, 2019 (Unaudited)

Comparison of Change in Value of $1,000,000 Investment in SGI U.S. Small Cap Equity Fund - Class I Shares
vs. Russell 2000® Index

This chart assumes a hypothetical $1,000,000 initial investment in the Fund’s Class I Shares made on March 31, 2016 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell 2000® Index is unmanaged, does not incur expenses and is not available for investment.

Average Annual Total Returns for the periods ended August 31, 2019
	One Year	Three Years	Since Inception(1)
Class I Shares	-12.43%	7.14%	8.74%
Russell 2000® Index(2)	-12.89%	7.89%	10.47%

(1)	Class I Shares of the Fund commenced operations on March 31, 2016.

(2)	Benchmark performance is from inception date of the Class I Shares only and is not the inception date of the benchmark itself.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling (888) 251-4847.

The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated December 31, 2018, are 1.81% and 1.44%, respectively, of average daily net assets for Class I Shares. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. The Fund’s investment adviser (the “Adviser”) has contractually agreed to waive management fees and/or reimburse expenses through December 31, 2020 to the extent that total annual Fund operating expenses (excluding certain items discussed below) exceed 1.23% of the Fund’s average daily net assets attributable to Class I Shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 1.23%: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation may not be terminated before December 31, 2020 without the approval of the Board of Directors of The RBB Fund, Inc. If at any time the Fund’s total annual Fund operating expenses for a year are less than 1.23% of the Fund’s average daily net assets attributable to Class I Shares, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

SGI U.S. SMALL CAP EQUITY FUND - CLASS I SHARES

Performance Data (Continued)

August 31, 2019 (Unaudited)

The Fund’s investments will generally consist of securities, which may include common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Portfolio composition is subject to change. The Fund evaluates performance as compared to that of the Russell 2000® Index (“Russell 2000®”). The Russell 2000® is a widely recognized, unmanaged index of 2,000 common stocks which are generally representative of the U.S. Small Companies. It is impossible to invest directly in an index.

The Fund invests in equity securities and in stocks of small companies which are subject to market, economic and business risks that may cause their price to rise or fall over time. Stocks of small companies may be more volatile, less liquid or not as readily marketable as those of larger companies. Small companies may also have limited product lines, markets or financial resources and may be dependent on relatively small or inexperienced management groups. Although the Fund seeks lower volatility, there is no guarantee the Fund will perform as expected.

SGI U.S. SMALL CAP EQUITY FUND - CLASS A SHARES (FORMERLY RETAIL CLASS SHARES)

Performance Data (Continued)

August 31, 2019 (Unaudited)

Comparison of Change in Value of $10,000 Investment in SGI U.S. Small Cap Equity Fund - Class A Shares
vs. Russell 2000® Index

This chart assumes a hypothetical $10,000 initial investment in the Fund’s Class A Shares made on March 31, 2016 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell 2000® Index is unmanaged, does not incur expenses and is not available for investment.

Average Annual Total Returns for the periods ended August 31, 2019
	One Year	Three Years	Since Inception(1)
Class A Shares (without sales charge)	-12.61%	6.89%	8.52%
Class A Shares (with sales charge)	-17.17%	4.98%	6.83%
Russell 2000® Index(2)	-12.89%	7.89%	10.47%

(1)	Class A Shares of the Fund commenced operations on March 31, 2016.

(2)	Benchmark performance is from inception date of the Class A Shares only and is not the inception date of the benchmark itself.

Class A Shares of the Fund have a 5.25% maximum sales charge.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling (888) 251-4847.

The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated December 31, 2018, are 2.07% and 1.69%, respectively, of average daily net assets for Class A Shares. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. The Fund’s investment adviser (the “Adviser”) has contractually agreed to waive management fees and/or reimburse expenses through December 31, 2020 to the extent that total annual Fund operating expenses (excluding certain items discussed below) exceed 1.48% of the Fund’s average daily net assets attributable to Class A Shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 1.48%: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation may not be terminated before December 31, 2020 without the approval of the Board of Directors of The RBB Fund, Inc. If at any time the Fund’s total annual Fund operating expenses for a year are less than 1.48% of the Fund’s average daily net assets attributable to Class A Shares, the Adviser is entitled

SGI U.S. SMALL CAP EQUITY FUND - CLASS A SHARES (FORMERLY RETAIL CLASS SHARES)

Performance Data (Continued)

August 31, 2019 (Unaudited)

to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

The Fund’s investments will generally consist of securities, which may include common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Portfolio composition is subject to change. The Fund evaluates performance as compared to that of the Russell 2000® Index (“Russell 2000®”). The Russell 2000® is a widely recognized, unmanaged index of 2,000 common stocks which are generally representative of the U.S. Small Companies. It is impossible to invest directly in an index.

The Fund invests in equity securities and in stocks of small companies which are subject to market, economic and business risks that may cause their price to rise or fall over time. Stocks of small companies may be more volatile, less liquid or not as readily marketable as those of larger companies. Small companies may also have limited product lines, markets or financial resources and may be dependent on relatively small or inexperienced management groups. Although the Fund seeks lower volatility, there is no guarantee the Fund will perform as expected.

SGI U.S. SMALL CAP EQUITY FUND - CLASS C SHARES

Performance Data (Continued)

August 31, 2019 (Unaudited)

Comparison of Change in Value of $10,000 Investment in SGI U.S. Small Cap Equity Fund - Class C Shares
vs. Russell 2000® Index

This chart assumes a hypothetical $10,000 initial investment in the Fund’s Class C Shares made on March 31, 2016 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell 2000® Index is unmanaged, does not incur expenses and is not available for investment.

Average Annual Total Returns for the periods ended August 31, 2019
	One Year	Three Years	Since Inception(1)
Class C Shares	-13.30%	6.04%	7.68%
Russell 2000® Index(2)	-12.89%	7.89%	10.47%

(1)	Class C Shares of the Fund commenced operations on March 31, 2016.

(2)	Benchmark performance is from inception date of the Class C Shares only and is not the inception date of the benchmark itself.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling (888) 251-4847.

The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated December 31, 2018, are 2.82% and 2.44%, respectively, of average daily net assets for Class C Shares. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. The Fund’s investment adviser (the “Adviser”) has contractually agreed to waive management fees and/or reimburse expenses through December 31, 2020 to the extent that total annual Fund operating expenses (excluding certain items discussed below) exceed 2.23% of the Fund’s average daily net assets attributable to Class C Shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 2.23%: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation may not be terminated before December 31, 2020 without the approval of the Board of Directors of The RBB Fund, Inc. If at any time the Fund’s total annual Fund operating expenses for a year are less than 2.23% of the Fund’s average daily net assets attributable to Class C Shares, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

SGI U.S. SMALL CAP EQUITY FUND - CLASS C SHARES

Performance Data (Continued)

August 31, 2019 (Unaudited)

The Fund’s investments will generally consist of securities, which may include common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Portfolio composition is subject to change. The Fund evaluates performance as compared to that of the Russell 2000® Index (“Russell 2000®”). The Russell 2000® is a widely recognized, unmanaged index of 2,000 common stocks which are generally representative of the U.S. Small Companies. It is impossible to invest directly in an index.

The Fund invests in equity securities and in stocks of small companies which are subject to market, economic and business risks that may cause their price to rise or fall over time. Stocks of small companies may be more volatile, less liquid or not as readily marketable as those of larger companies. Small companies may also have limited product lines, markets or financial resources and may be dependent on relatively small or inexperienced management groups. Although the Fund seeks lower volatility, there is no guarantee the Fund will perform as expected.

SGI GLOBAL EQUITY FUND - CLASS I SHARES

Performance Data (Continued)

August 31, 2019 (Unaudited)

Comparison of Change in Value of $1,000,000 Investment in SGI U.S. Small Cap Equity Fund - Class I Shares
vs. MSCI ACWI Index

This chart assumes a hypothetical $1,000,000 minimum initial investment, in the Fund’s Class I Shares made on August 31, 2009 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the MSCI ACWI Index is unmanaged, does not incur expenses and is not available for investment.

Average Annual Total Returns for the periods ended August 31, 2019(1)
	One Year	Five Years	Ten Years	Since Inception
Class I Shares(2)	9.18%	6.96%	15.73%	16.65%
MSCI ACWI Index(3)	-0.28%	5.51%	8.61%	11.46%

(1)	Returns for periods prior to January 3, 2017 were generated under the management of the Fund’s former investment adviser and reflect a previous investment strategy.

(2)

The Fund operated as a series of Scotia Institutional Funds prior to the close of business on March 21, 2014 (the “Predecessor Fund”), at which time the Predecessor Fund was reorganized into the Scotia Dynamic U.S. Growth Fund, a newly created series of The RBB Fund, Inc. The fiscal year end of the Predecessor Fund was September 30. The performance shown for periods prior to March 21, 2014 represents the performance for the Predecessor Fund. While the Predecessor Fund commenced operations on March 31, 2009, the Predecessor Fund began investing consistent with its investment objective on April 1, 2009. Effective January 3, 2017, the Scotia Dynamic U.S. Growth Fund changed its name to the Summit Global Investments Global Low Volatility Fund (the “Fund”).

(3)	Benchmark performance is from inception date of the Predecessor Fund only and is not the inception date of the benchmark itself.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling (888) 251-4847.

The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated December 31, 2018, are 1.25% and 0.84%, respectively, of average daily net assets for Class I Shares. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. The Fund’s investment adviser (the “Adviser”) has contractually agreed to waive management fees and/or reimburse certain expenses of the Fund through December 31, 2020 to the extent necessary to ensure that the Fund’s total annual operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) do

SGI GLOBAL EQUITY FUND - CLASS I SHARES

Performance Data (CONcluded)

August 31, 2019 (Unaudited)

not exceed 0.84% (on an annual basis) of Class I’s average daily net assets (the “Expense Limitation”). The Expense Limitation shall remain in effect until December 31, 2020, unless the Board of Directors of The RBB Fund, Inc. approves its earlier termination. If at any time the Fund’s total annual Fund operating expenses for a year are less than 0.84% of the Fund’s average daily net assets attributable to Class I Shares, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

International investing is subject to special risks including, but not limited to, currency risk associated with securities denominated in other than the U.S. dollar, which may be affected by fluctuations in currency exchange rates, political, social or economic instability, and differences in taxation, auditing, and other financial practices.

The MSCI ACWI Index (the “Index”) captures large and mid cap representation across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries. With more than 2,700 constituents, the index covers approximately 85% of the global investable equity opportunity set. It is not possible to invest directly with an index.

SUMMIT GLOBAL INVESTMENTS

Fund Expense Examples

August 31, 2019 (Unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (if applicable); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2019 through August 31, 2019 and held for the entire period.

Actual Expenses

The first line of the accompanying tables provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the accompanying tables provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second section of the accompanying tables is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	SGI U.S. Large Cap Equity Fund
	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Expenses Paid During Period *	Annualized Expense Ratio	Actual Six-Month Total Investment Return for the Fund
Actual
Class I Shares	$ 1,000.00	$ 1,087.70	$ 4.63	0.88%	8.77%
Class A Shares	1,000.00	1,086.10	5.94	1.13	8.61
Class C Shares	1,000.00	1,082.10	9.87	1.88	8.21

Hypothetical (5% return before expenses)
Class I Shares	$ 1,000.00	$ 1,020.77	$ 4.48	0.88%	N/A
Class A Shares	1,000.00	1,019.51	5.75	1.13	N/A
Class C Shares	1,000.00	1,015.73	9.55	1.88	N/A

SUMMIT GLOBAL INVESTMENTS

Fund Expense Examples (Concluded)

August 31, 2019 (Unaudited)

	SGI U.S. Small Cap Equity Fund
	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Expenses Paid During Period *	Annualized Expense Ratio	Actual Six-Month Total Investment Return for the Fund
Actual
Class I Shares	$ 1,000.00	$ 983.70	$ 6.15	1.23%	-1.63%
Class A Shares	1,000.00	982.80	7.40	1.48	-1.72
Class C Shares	1,000.00	978.20	11.12	2.23	-2.18

Hypothetical (5% return before expenses)
Class I Shares	$ 1,000.00	$ 1,019.00	$ 6.26	1.23%	N/A
Class A Shares	1,000.00	1,017.74	7.53	1.48	N/A
Class C Shares	1,000.00	1,013.96	11.32	2.23	N/A

	SGI Global Equity Fund
	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Expenses Paid During Period *	Annualized Expense Ratio	Actual Six-Month Total Investment Return for the Fund
Actual
Class I Shares	$ 1,000.00	$ 1,077.30	$ 4.40	0.84%	7.73%

Hypothetical (5% return before expenses)
Class I Shares	$ 1,000.00	$ 1,020.97	$ 4.28	0.84%	N/A

*

Expenses are equal to each Fund’s annualized six-month expense ratio for the period March 1, 2019 to August 31, 2019, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one half year period. Each Fund’s ending account values on the first line in the tables is based on the actual six-month total investment return for each Fund.

SGI U.S. LARGE CAP EQUITY FUND

Portfolio Holdings Summary Table

August 31, 2019 (Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Retail	10.2%	$52,638,519
Food	8.3	42,728,444
Software	7.9	40,446,632
Electric	6.7	34,316,345
Pharmaceuticals	5.7	29,038,295
REITS	5.0	25,796,142
Chemicals	3.8	19,601,828
Computers	3.5	18,036,771
Commercial Services	3.2	16,621,070
Water	2.9	15,077,628
Insurance	2.8	14,614,957
Home Builders	2.8	14,396,000
Cosmetics & Personal Care	2.6	13,121,518
Lodging	2.4	12,250,582
Diversified Financial Services	2.2	11,340,830
Electronics	2.1	10,942,068
Housewares	2.1	10,830,304
Media	2.1	10,736,322
Healthcare-Products	2.0	10,181,868
Healthcare-Services	1.7	8,549,661
Distribution & Wholesale	1.7	8,486,550
Beverages	1.5	7,875,648
Mining	1.5	7,829,406
Gas	1.4	6,964,260
Telecommunications	1.3	6,767,371
Banks	1.2	6,409,201
Semiconductors	1.2	6,104,724
Real Estate	1.0	5,281,570
Environmental Control	1.0	4,975,950
Machinery-Diversified	0.9	4,728,524
Auto Parts & Equipment	0.8	4,216,407
Oil & Gas	0.6	3,167,417
Apparel	0.4	2,065,140
Internet	0.4	1,936,475
Household Products & Wares	0.3	1,581,600
Aerospace/Defense	0.2	1,190,741
Home Furnishings	0.2	1,028,052
Shipbuilding	0.2	1,003,200
Transportation	0.2	954,737
Iron & Steel	0.2	950,212
EXCHANGE-TRADED FUNDS	1.5	7,666,490
SHORT-TERM INVESTMENTS	1.8	9,345,648
OTHER ASSETS IN EXCESS OF LIABILITIES	0.5	2,403,325
NET ASSETS	100%	$514,198,432

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

SGI U.S. LARGE CAP EQUITY FUND

Portfolio of Investments

August 31, 2019

	Number of Shares	Value
COMMON STOCKS - 96.2%
Aerospace/Defense — 0.2%
Lockheed Martin Corp.	3,100	$1,190,741
Apparel — 0.4%
VF Corp.	25,200	2,065,140
Auto Parts & Equipment — 0.8%
Allison Transmission Holdings, Inc.	94,900	4,216,407
Banks — 1.2%
Northern Trust Corp.	45,800	4,027,194
Regions Financial Corp.	67,400	985,388
Umpqua Holdings Corp.	88,900	1,396,619
		6,409,201
Beverages — 1.5%
PepsiCo, Inc.	57,600	7,875,648
Chemicals — 3.8%
Air Products & Chemicals, Inc.	16,900	3,818,048
Axalta Coating Systems Ltd.*	269,100	7,771,608
CF Industries Holdings, Inc.	144,000	6,939,360
Ecolab, Inc.	5,200	1,072,812
		19,601,828
Commercial Services — 3.2%
Robert Half International, Inc.	43,700	2,336,639
S&P Global, Inc.	54,900	14,284,431
		16,621,070
Computers — 3.5%
Accenture PLC, Class A, (Ireland)	23,900	4,736,263
Amdocs Ltd.	25,500	1,650,870
Apple, Inc.	19,400	4,049,556
Cognizant Technology Solutions Corp.	123,800	7,600,082
		18,036,771
Cosmetics & Personal Care — 2.6%
Colgate-Palmolive Co.	90,400	6,703,160
Estee Lauder Cos, Inc., (The), Class A	14,200	2,811,458
Procter & Gamble Co., (The)	30,000	3,606,900
		13,121,518
Distribution & Wholesale — 1.7%
Copart, Inc.*	98,800	7,448,532
Fastenal Co.	33,900	1,038,018
		8,486,550
Diversified Financial Services — 2.2%
Cboe Global Markets, Inc.	74,100	8,829,756
T Rowe Price Group, Inc.	22,700	2,511,074
		11,340,830
Electric — 6.7%
Avangrid, Inc.	153,100	$7,737,674
Consolidated Edison, Inc.	11,600	1,031,240
Evergy, Inc.	154,500	10,042,500
OGE Energy Corp.	161,700	6,932,079
Pinnacle West Capital Corp.	18,400	1,753,704
Sempra Energy	8,200	1,161,366
Xcel Energy, Inc.	88,100	5,657,782
		34,316,345
Electronics — 2.1%
Garmin Ltd., (Switzerland)	21,900	1,786,383
Mettler-Toledo International, Inc.*	1,700	1,116,543
National Instruments Corp.	167,300	7,026,600
TE Connectivity Ltd., (Switzerland)	11,100	1,012,542
		10,942,068
Environmental Control — 1.0%
Republic Services, Inc.	37,700	3,364,725
Waste Management, Inc.	13,500	1,611,225
		4,975,950
Food — 8.3%
Flowers Foods, Inc.	448,000	10,214,400
Hershey Co., (The)	88,000	13,946,240
Ingredion, Inc.	111,300	8,600,151
Sysco Corp.	134,100	9,967,653
		42,728,444
Gas — 1.4%
National Fuel Gas Co.	149,000	6,964,260
Healthcare-Products — 2.0%
Baxter International, Inc.	62,400	5,488,080
IDEXX Laboratories, Inc.*	16,200	4,693,788
		10,181,868
Healthcare-Services — 1.7%
Chemed Corp.	2,900	1,245,347
Humana, Inc.	3,400	962,914
UnitedHealth Group, Inc.	27,100	6,341,400
		8,549,661
Home Builders — 2.8%
NVR, Inc.*	4,000	14,396,000
Home Furnishings — 0.2%
Dolby Laboratories Inc., Class A	16,700	1,028,052
Household Products & Wares — 0.3%
Clorox Co., (The)	10,000	1,581,600
Housewares — 2.1%
Toro Co., (The)	150,400	10,830,304

The accompanying notes are an integral part of the financial statements.

SGI U.S. LARGE CAP EQUITY FUND

Portfolio of Investments (CONTINUED)

August 31, 2019

	Number of Shares	Value
Insurance — 2.8%
Allstate Corp., (The)	35,900	$3,675,801
American International Group, Inc.	110,400	5,745,216
First American Financial Corp.	48,400	2,828,980
Progressive Corp., (The)	31,200	2,364,960
		14,614,957
Internet — 0.4%
Alphabet, Inc., Class A*	800	952,424
Facebook, Inc., Class A*	5,300	984,051
		1,936,475
Iron & Steel — 0.2%
Nucor Corp.	19,400	950,212
Lodging — 2.4%
Choice Hotels International, Inc.	84,400	7,678,712
Extended Stay America, Inc.	325,400	4,571,870
		12,250,582
Machinery-Diversified — 0.9%
Cummins, Inc.	6,400	955,328
Graco, Inc.	82,800	3,773,196
		4,728,524
Media — 2.1%
CBS Corp., Class B	19,000	799,140
Charter Communications, Inc., Class A*	6,400	2,621,376
Comcast Corp., Class A	110,400	4,886,304
Walt Disney Co., (The)	17,700	2,429,502
		10,736,322
Mining — 1.5%
Royal Gold, Inc.	58,700	7,829,406
Oil & Gas — 0.6%
ConocoPhillips	23,500	1,226,230
Exxon Mobil Corp.	13,800	945,024
Phillips 66	10,100	996,163
		3,167,417
Pharmaceuticals — 5.7%
AbbVie, Inc.	74,800	4,917,352
Bristol-Myers Squibb Co.	215,100	10,339,857
Eli Lilly & Co.	33,100	3,739,307
Jazz Pharmaceuticals PLC, (Ireland)*	6,700	858,605
PRA Health Sciences, Inc.*	9,900	978,516
Zoetis, Inc.	64,900	8,204,658
		29,038,295
Real Estate — 1.0%
Jones Lang LaSalle, Inc.	39,400	5,281,570
REITS — 5.0%
American Tower Corp.	16,000	$3,683,040
Equity LifeStyle Properties Inc.	14,400	1,939,968
Liberty Property Trust	19,200	1,000,704
Public Storage	30,500	8,074,570
Rayonier, Inc.	196,000	5,252,800
UDR, Inc.	21,500	1,035,870
Weingarten Realty Investors	49,000	1,298,010
WP Carey, Inc.	39,100	3,511,180
		25,796,142
Retail — 10.2%
Costco Wholesale Corp.	8,500	2,505,460
Darden Restaurants, Inc.	62,700	7,585,446
Dollar General Corp.	28,800	4,495,392
Home Depot, Inc., (The)	26,200	5,971,242
Ross Stores, Inc.	13,600	1,441,736
Starbucks Corp.	43,100	4,161,736
TJX Cos, Inc., (The)	197,900	10,878,563
Tractor Supply Co.	11,800	1,202,184
Wal-Mart Stores, Inc.	126,000	14,396,760
		52,638,519
Semiconductors — 1.2%
Teradyne, Inc.	95,858	5,077,599
Texas Instruments, Inc.	8,300	1,027,125
		6,104,724
Shipbuilding — 0.2%
Huntington Ingalls Industries, Inc.	4,800	1,003,200
Software — 7.9%
Aspen Technology, Inc.*	20,500	2,730,600
Cadence Design Systems, Inc.*	53,600	3,670,528
CDK Global, Inc.	81,700	3,526,172
Fidelity National Information Services, Inc.	8,100	1,103,382
Fiserv, Inc.*	83,700	8,950,878
Intuit, Inc.	26,400	7,612,704
Paychex, Inc.	43,100	3,521,270
Synopsys, Inc.*	65,800	9,331,098
		40,446,632
Telecommunications — 1.3%
Cisco Systems, Inc.	86,700	4,058,427
T-Mobile US, Inc.*	12,800	999,040
Verizon Communications, Inc.	29,400	1,709,904
		6,767,371
Transportation — 0.2%
CH Robinson Worldwide, Inc.	11,300	954,737

The accompanying notes are an integral part of the financial statements.

SGI U.S. LARGE CAP EQUITY FUND

Portfolio of Investments (Concluded)

August 31, 2019

	Number of Shares	Value
Water — 2.9%
American Water Works Co, Inc.	105,900	$13,483,188
Aqua America, Inc.	36,000	1,594,440
		15,077,628
TOTAL COMMON STOCKS (Cost $419,835,856)		494,782,969

EXCHANGE-TRADED FUNDS - 1.5%
iShares Core S&P 500 ETF	13,000	3,825,510
Vanguard S&P 500 ETF	14,300	3,840,980
		7,666,490
TOTAL EXCHANGE-TRADED FUNDS (Cost $7,658,590)		7,666,490

SHORT-TERM INVESTMENTS - 1.8%
Fidelity Investments Money Market Funds - Government Portfolio, Class I, 2.00% (a)	9,345,648	9,345,648
TOTAL SHORT-TERM INVESTMENTS (Cost $9,345,648)		9,345,648
TOTAL INVESTMENTS - 99.5% (Cost $436,840,094)		511,795,107
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.5%		2,403,325
NET ASSETS - 100.0%		$514,198,432

*	Non-income producing security.

(a)	Seven-day yield as of August 31, 2019.

ETF Exchange-Traded Fund

PLC Public Limited Company.

REIT Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

SGI U.S. SMALL CAP EQUITY FUND

Portfolio Holdings Summary Table

August 31, 2019 (Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
REITS	18.3%	$6,936,332
Commercial Services	10.7	4,032,453
Banks	10.4	3,920,658
Electric	7.2	2,726,922
Retail	5.5	2,085,747
Investment Companies	3.8	1,446,126
Chemicals	2.7	1,022,772
Pharmaceuticals	2.4	923,530
Food	2.4	900,891
Gas	2.1	789,525
Electronics	2.0	769,541
Water	2.0	756,895
Insurance	1.9	722,734
Internet	1.9	698,412
Healthcare-Services	1.8	662,865
Semiconductors	1.3	479,228
Biotechnology	1.1	407,340
Energy-Alternate Sources	1.1	403,648
Miscellaneous Manufacturing	1.1	400,554
Computers	1.1	397,300
Textiles	1.0	391,820
Home Builders	1.0	381,760
Leisure Time	1.0	380,664
Metal Fabricate/Hardware	1.0	366,459
Communications Equipment	1.0	364,389
Lodging	0.9	355,736
Airlines	0.9	332,108
Oil & Gas Services	0.9	322,376
Software	0.8	317,250
Healthcare-Products	0.8	310,124
Diversified Financial Services	0.8	307,149
Telecommunications	0.8	304,854
Agriculture	0.8	301,456
Forest Products & Paper	0.8	299,766
Machinery-Diversified	0.8	298,984
Cosmetics & Personal Care	0.8	283,968
EXCHANGE-TRADED FUNDS	3.0	1,140,488
SHORT-TERM INVESTMENTS	1.2	438,082
OTHER ASSETS IN EXCESS OF LIABILITIES	0.9	331,715
NET ASSETS	100%	$37,712,621

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

SGI U.S. SMALL CAP EQUITY FUND

Portfolio of Investments

August 31, 2019

	Number of Shares	Value
COMMON STOCKS - 94.9%
Agriculture — 0.8%
Limoneira Co.	16,600	$301,456
Airlines — 0.9%
SkyWest, Inc.	5,800	332,108
Banks — 10.4%
Bryn Mawr Bank Corp.	9,700	330,770
Carolina Financial Corp.	9,400	321,010
First Bancshares, Inc., (The)	11,800	372,172
First Financial Corp.	9,290	377,174
German American Bancorp, Inc.	11,962	365,200
Great Southern Bancorp, Inc.	6,600	371,844
Heritage Commerce Corp.	28,100	325,679
Independent Bank Corp.	19,100	371,113
Opus Bank	16,800	348,768
Preferred Bank	7,400	369,704
QCR Holdings, Inc.	10,400	367,224
		3,920,658
Biotechnology — 1.1%
Emergent BioSolutions, Inc.*	9,300	407,340
Chemicals — 2.7%
American Vanguard Corp.	26,761	379,203
Materion Corp.	5,720	336,565
Sensient Technologies Corp.	4,700	307,004
		1,022,772
Commercial Services — 10.7%
Carriage Services, Inc.	18,704	397,834
Ennis, Inc.	19,200	386,112
ICF International, Inc.	4,100	347,106
International Money Express, Inc.*	30,000	391,200
K12, Inc.*	14,100	371,535
Kelly Services, Inc., Class A	14,000	338,940
SP Plus Corp.*	11,200	386,512
TrueBlue, Inc.*	15,431	299,516
Vectrus, Inc.*	8,950	362,117
Viad Corp.	5,700	368,391
Willdan Group, Inc.*	10,600	383,190
		4,032,453
Communications Equipment — 1.0%
Comtech Telecommunications Corp.	13,622	364,389
Computers — 1.1%
Sykes Enterprises, Inc.*	13,700	397,300
Cosmetics & Personal Care — 0.8%
Edgewell Personal Care Co.*	10,200	283,968
Diversified Financial Services — 0.8%
Provident Financial Services, Inc.	12,900	307,149
Electric — 7.2%
ALLETE, Inc.	4,400	$377,212
Avista Corp.	8,400	393,960
NorthWestern Corp.	5,500	398,420
Otter Tail Corp.	7,300	369,526
PNM Resources, Inc.	7,900	402,979
Portland General Electric Co.	6,900	392,541
Unitil Corp.	6,498	392,284
		2,726,922
Electronics — 2.0%
Ituran Location and Control Ltd., (Israel)	14,110	363,191
Universal Electronics, Inc.*	9,000	406,350
		769,541
Energy-Alternate Sources — 1.1%
TerraForm Power, Inc.	23,800	403,648
Food — 2.4%
Ingles Markets, Inc., Class A	12,769	496,459
Landec Corp.*	36,800	404,432
		900,891
Forest Products & Paper — 0.8%
Neenah, Inc.	4,700	299,766
Gas — 2.1%
Chesapeake Utilities Corp.	4,200	397,236
Southwest Gas Holdings, Inc.	4,300	392,289
		789,525
Healthcare-Products — 0.8%
Orthofix Medical, Inc.*	6,100	310,124
Healthcare-Services — 1.8%
MEDNAX, Inc.*	13,900	293,012
Triple-S Management Corp.*	18,024	369,853
		662,865
Home Builders — 1.0%
Taylor Morrison Home Corp.*	16,000	381,760
Insurance — 1.9%
FBL Financial Group, Inc., Class A	6,800	368,764
Heritage Insurance Holdings, Inc.	27,000	353,970
		722,734
Internet — 1.9%
ePlus, Inc.*	4,310	352,213
HealthStream, Inc.*	13,700	346,199
		698,412
Investment Companies — 3.8%
Fidus Investment Corp.	22,548	341,377
Gladstone Capital Corp.	37,995	354,113
PennantPark Investment Corp.	57,677	363,942

The accompanying notes are an integral part of the financial statements.

SGI U.S. SMALL CAP EQUITY FUND

Portfolio of Investments (Concluded)

August 31, 2019

	Number of Shares	Value
Investment Companies — 3.8% (Continued)
Solar Capital Ltd.	18,900	$386,694
		1,446,126
Leisure Time — 1.0%
Lindblad Expeditions Holdings, Inc.*	20,400	380,664
Lodging — 0.9%
Marcus Corp., (The)	10,600	355,736
Machinery-Diversified — 0.8%
Applied Industrial Technologies, Inc.	5,600	298,984
Metal Fabricate/Hardware — 1.0%
Northwest Pipe Co.*	15,933	366,459
Miscellaneous Manufacturing — 1.1%
Myers Industries, Inc.	23,800	400,554
Oil & Gas Services — 0.9%
Exterran Corp.*	30,557	322,376
Pharmaceuticals — 2.4%
Amphastar Pharmaceuticals, Inc.*	21,500	482,890
BioSpecifics Technologies Corp.*	8,000	440,640
		923,530
REITS — 18.3%
American Assets Trust, Inc.	8,420	394,561
Apple Hospitality REIT, Inc.	25,000	398,250
Ares Commercial Real Estate Corp.	24,877	372,906
CatchMark Timber Trust, Inc.	39,000	386,490
Cherry Hill Mortgage Investment Corp.	25,800	310,374
Chimera Investment Corp.	18,500	352,795
CorEnergy Infrastructure Trust, Inc.	8,125	366,519
Exantas Capital Corp.	33,470	375,199
First Industrial Realty Trust, Inc.	9,200	358,340
Franklin Street Properties Corp.	49,900	377,743
Investors Real Estate Trust	6,000	415,500
iStar, Inc.	28,100	359,680
National Health Investors, Inc.	4,700	389,912
Office Properties Income Trust	13,146	356,388
One Liberty Properties, Inc.	13,500	361,530
Saul Centers, Inc.	6,482	325,591
Summit Hotel Properties, Inc.	34,100	380,556
Urstadt Biddle Properties, Inc., Class A	16,200	340,038
Western Asset Mortgage Capital Corp.	33,400	313,960
		6,936,332
Retail — 5.5%
Foundation Building Materials, Inc.*	17,589	$301,299
Haverty Furniture Cos, Inc.	16,800	321,720
PC Connection, Inc.	10,894	383,796
Rush Enterprises, Inc., Class A	10,400	375,544
Ruth’s Hospitality Group, Inc.	17,400	338,430
Suburban Propane Partners LP	15,650	364,958
		2,085,747
Semiconductors — 1.3%
Photronics, Inc.*	44,373	479,228
Software — 0.8%
Computer Programs & Systems, Inc.	15,000	317,250
Telecommunications — 0.8%
InterDigital, Inc.	6,200	304,854
Textiles — 1.0%
UniFirst Corp.	2,000	391,820
Water — 2.0%
California Water Service Group	6,489	366,239
Middlesex Water Co.	6,400	390,656
		756,895
TOTAL COMMON STOCKS (Cost $35,333,683)		35,802,336

EXCHANGE-TRADED FUNDS - 3.0%
iShares Russell 2000 ETF	3,800	565,592
Vanguard Russell 2000 ETF	4,800	574,896
		1,140,488
TOTAL EXCHANGE-TRADED FUNDS (Cost $1,134,007)		1,140,488

SHORT-TERM INVESTMENTS - 1.2%
Fidelity Investments Money Market Funds - Government Portfolio, Class I, 2.00% (a)	438,082	438,082
TOTAL SHORT-TERM INVESTMENTS (Cost $438,082)		438,082
TOTAL INVESTMENTS - 99.1% (Cost $36,905,772)		37,380,906
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.9%		331,715
NET ASSETS - 100.0%		$37,712,621

*	Non-income producing security.

(a)	Seven-day yield as of August 31, 2019.

ETF Exchange-Traded Fund

REIT Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

SGI GLOBAL EQUITY FUND

Portfolio Holdings Summary Table

August 31, 2019 (Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Pharmaceuticals	14.4%	$3,110,464
Telecommunications	12.1	2,601,806
Retail	7.1	1,520,196
Banks	6.8	1,460,212
Computers	5.3	1,137,340
Software	5.2	1,124,712
Oil & Gas	5.0	1,081,198
Cosmetics & Personal Care	3.7	791,730
Electric	3.7	786,847
Beverages	3.6	781,797
Insurance	3.6	780,305
Chemicals	3.5	755,520
Transportation	3.4	740,316
REITS	2.0	423,584
Pipelines	1.9	399,672
Healthcare-Products	1.9	399,193
Energy-Alternate Sources	1.8	397,328
Food	1.8	396,200
Engineering & Construction	1.8	380,440
Apparel	1.8	380,250
Media	1.8	377,740
Diversified Financial Services	1.7	376,108
Environmental Control	1.7	367,600
Household Products & Wares	1.7	363,768
Internet	1.7	356,430
SHORT-TERM INVESTMENTS	0.9	198,507
OTHER ASSETS IN EXCESS OF LIABILITIES	0.1	31,036
NET ASSETS	100%	$21,520,299

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

SGI GLOBAL EQUITY FUND

Portfolio of Investments

August 31, 2019

	Number of Shares	Value
COMMON STOCKS - 99.0%
Apparel — 1.8%
NIKE, Inc., Class B	4,500	$380,250
Banks — 6.8%
Bank of Montreal, (Canada)	5,200	356,876
Canadian Imperial Bank of Commerce, (Canada)	4,900	379,358
Royal Bank of Canada, (Canada)	4,900	366,324
Toronto-Dominion Bank, (The), (Canada)	6,600	357,654
		1,460,212
Beverages — 3.6%
Coca-Cola Co., (The)	7,000	385,280
PepsiCo, Inc.	2,900	396,517
		781,797
Chemicals — 3.5%
Linde PLC, (Ireland)	2,000	377,820
Nutrien Ltd., (Canada)	7,500	377,700
		755,520
Computers — 5.3%
Check Point Software Technologies Ltd., (Israel)*	3,390	365,103
Genpact Ltd.	9,400	385,024
Infosys Ltd., (India), SP ADR	33,700	387,213
		1,137,340
Cosmetics & Personal Care — 3.7%
Procter & Gamble Co., (The)	3,280	394,354
Unilever, (Netherlands)	6,400	397,376
		791,730
Diversified Financial Services — 1.7%
T Rowe Price Group, Inc.	3,400	376,108
Electric — 3.7%
Fortis Inc., (Canada)	9,800	404,446
Sempra Energy	2,700	382,401
		786,847
Energy-Alternate Sources — 1.8%
Algonquin Power & Utilities Corp., (Canada)	30,400	397,328
Engineering & Construction — 1.8%
Grupo Aeroportuario del Pacifico SAB de CV, (Mexico), ADR	4,000	380,440
Environmental Control — 1.7%
Waste Connections, Inc., (Canada)	4,000	367,600
Food — 1.8%
Hershey Co., (The)	2,500	396,200
Healthcare-Products — 1.9%
Medtronic PLC, (Ireland)	3,700	$399,193
Household Products & Wares — 1.7%
Clorox Co., (The)	2,300	363,768
Insurance — 3.6%
Berkshire Hathaway, Inc., Class B*	1,900	386,479
Chubb Ltd.	2,520	393,826
		780,305
Internet — 1.7%
Alphabet, Inc., Class C*	300	356,430
Media — 1.8%
Thomson Reuters Corp.	5,500	377,740
Oil & Gas — 5.0%
BP PLC, (United Kingdom), SP ADR	10,000	369,500
Enbridge, Inc., (Canada)	11,300	378,098
Royal Dutch Shell PLC, (Netherlands), SP ADR	6,000	333,600
		1,081,198
Pharmaceuticals — 14.4%
Bristol-Myers Squibb Co.	8,500	408,595
Eli Lilly & Co.	3,470	392,006
GlaxoSmithKline PLC, (United Kingdom), SP ADR	9,000	374,220
Merck & Co., Inc.	4,700	406,409
Novartis AG, (Switzerland), SP ADR	4,100	369,451
Novo Nordisk, (Denmark), SP ADR	7,700	401,247
Pfizer, Inc.	10,500	373,275
Sanofi, (France), ADR	8,970	385,261
		3,110,464
Pipelines — 1.9%
TC Energy Corp., (Canada)	7,800	399,672
REITS — 2.0%
Public Storage	1,600	423,584
Retail — 7.1%
McDonald’s Corp.	1,720	374,908
Starbucks Corp.	3,900	376,584
TJX Cos., Inc., (The)	7,000	384,790
Wal-Mart Stores, Inc.	3,360	383,914
		1,520,196
Software — 5.2%
Microsoft Corp.	2,700	372,222
Nice Ltd., (Isreal), SP ADR	2,500	383,125
SAP SE, (Germany), SP ADR	3,100	369,365
		1,124,712

The accompanying notes are an integral part of the financial statements.

SGI GLOBAL EQUITY FUND

Portfolio of Investments (Concluded)

August 31, 2019

	Number of Shares	Value
Telecommunications — 12.1%
BCE, Inc., (Canada)	8,280	$391,810
China Mobile Ltd., (China), SP ADR	8,700	359,397
Orange SA, (France), SP ADR	25,700	390,383
Rogers Communications, Inc., (Canada)	7,200	356,544
Telefonica SA, (Spain), SP ADR	48,300	333,270
TELUS Corp.	10,500	380,730
Verizon Communications, Inc.	6,700	389,672
		2,601,806
Transportation — 3.4%
Canadian National Railway Co., (Canada)	4,000	368,560
CH Robinson Worldwide, Inc.	4,400	371,756
		740,316
TOTAL COMMON STOCKS (Cost $19,398,079)		21,290,756

SHORT-TERM INVESTMENTS - 0.9%
Fidelity Investments Money Market Funds - Government Portfolio, Class I, 2.00% (a)	198,507	198,507
TOTAL SHORT-TERM INVESTMENTS (Cost $198,507)		198,507
TOTAL INVESTMENTS - 99.9% (Cost $19,596,586)		21,489,263
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.1%		31,036
NET ASSETS - 100.0%		$21,520,299

*	Non-income producing security.

(a)	Seven-day yield as of August 31, 2019.

ADR American Depositary Receipt

PLC Public Limited Company

REIT Real Estate Investment Trust

SP ADR Sponsored ADR

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS

Statements of Assets and Liabilities

August 31, 2019

	SGI U.S. Large Cap Equity Fund	SGI U.S. Small Cap Equity Fund	SGI Global Equity Fund
ASSETS
Investments, at value (cost $427,494,446, $36,467,690 and $19,398,079, respectively)	$502,449,459	$36,942,824	$21,290,756
Short-term investments, at value (cost $9,345,648, $438,082 and $198,507, respectively)	9,345,648	438,082	198,507
Receivables for:
Capital shares sold	2,250,829	341,459	82,050
Dividends	787,150	45,804	94,539
Investments sold	—	260,700	—
Prepaid expenses and other assets	57,817	29,395	12,267
Total assets	$514,890,903	$38,058,264	$21,678,119

LIABILITIES
Payables for:
Capital shares redeemed	$311,607	$6,858	$113,253
Advisory fees	297,754	30,790	7,653
Investments purchased	—	266,077	15
Other accrued expenses and liabilities	83,110	41,918	36,899
Total liabilities	692,471	345,643	157,820
Net assets	$514,198,432	$37,712,621	$21,520,299

NET ASSETS CONSIST OF:
Par value	$28,186	$3,284	$660
Paid-in capital	430,846,822	38,344,567	19,148,503
Total distributable earnings/(loss)	83,323,424	(635,230)	2,371,136
Net assets	$514,198,432	$37,712,621	$21,520,299

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS

Statements of Assets and Liabilities (Concluded)

August 31, 2019

	SGI U.S. Large Cap Equity Fund	SGI U.S. Small Cap Equity Fund	SGI Global Equity Fund
CLASS I SHARES:
Net assets applicable to Class I Shares	$497,096,606	$33,706,770	$21,520,299
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	27,247,040	2,933,784	659,787
Net asset value, offering and redemption price per share	$18.24	$11.49	$32.62

CLASS A SHARES:
Net assets applicable to Class A Shares	$14,751,376	$3,891,529	$—
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	806,550	339,638	—
Net asset value and redemption price per share	$18.29	$11.46	$—
Maximum offering price per share (100/94.75 of $18.29 and $11.46, respectively)	$19.30	$12.09	$—

CLASS C SHARES:
Net assets applicable to Class C Shares	$2,350,450	$114,322	$—
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	132,106	10,186	—
Net asset value, offering and redemption price per share	$17.79	$11.22	$—

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS

Statements of Operations

FOR THE Year ENDED August 31, 2019

	SGI U.S. Large Cap Equity Fund	SGI U.S. Small Cap Equity Fund	SGI Global Equity Fund
INVESTMENT INCOME
Dividends (net of foreign withholdings taxes of $2,467, $8,715 and $37,828, respectively)	$9,122,212	$864,486	$510,827
Total investment income	9,122,212	864,486	510,827

EXPENSES
Advisory fees (Note 2)	3,198,929	339,603	138,252
Administration and accounting fees (Note 2)	182,593	20,022	10,249
Transfer agent fees (Note 2)	164,526	22,479	2,162
Legal fees	107,329	10,332	7,798
Registration and filing fees	55,553	45,861	22,229
Officer fees	46,208	4,721	3,012
Director fees	45,834	4,464	1,538
Custodian fees (Note 2)	41,113	8,228	779
Audit and tax service fees	33,987	32,174	24,034
Distribution fees - Class A Shares	30,829	8,714	—
Distribution fees - Class C Shares	20,265	1,481	—
Printing and shareholder reporting fees	26,914	6,516	4,025
Other expenses	38,966	6,527	5,897
Total expenses before waivers and/or reimbursements	3,993,046	511,122	219,975
(Waivers and/or reimbursements) net of amounts recouped (Note 2)	304,597	(61,230)	(54,073)
Net expenses after waivers and/or reimbursements net of amounts recouped	4,297,643	449,892	165,902
Net investment income/(loss)	4,824,569	414,594	344,925

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from investments	10,735,023	(817,062)	2,120,140
Net change in unrealized appreciation/(depreciation) on investments	11,308,915	(4,332,683)	(688,644)
Net realized and unrealized gain/(loss) on investments	22,043,938	(5,149,745)	1,431,496
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$26,868,507	$(4,735,151)	$1,776,421

The accompanying notes are an integral part of the financial statements.

SGI U.S. LARGE CAP EQUITY FUND

Statements of Changes in Net Assets

	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018(1)
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$4,824,569	$1,807,015
Net realized gain/(loss) from investments	10,735,023	14,021,158
Net change in unrealized appreciation/(depreciation) on investments	11,308,915	44,648,194
Net increase/(decrease) in net assets resulting from operations	26,868,507	60,476,367

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Total distributable earnings	(17,517,675)	(7,097,851)
Net decrease in net assets from dividends and distributions to shareholders	(17,517,675)	(7,097,851)

INCREASE/(DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS:
Class I Shares
Proceeds from shares sold	172,452,578	331,945,492
Reinvestment of distributions	5,036,367	6,276,150
Shares redeemed	(126,569,669)	(44,108,500)
Redemption fees*	—	1,616
Total from Class I Shares	50,919,276	294,114,758
Class A Shares
Proceeds from shares sold	7,959,689	3,830,562
Reinvestment of distributions	403,709	571,954
Shares redeemed	(3,680,077)	(18,872,102)
Redemption fees*	—	3,451
Total from Class A Shares	4,683,321	(14,466,135)
Class C Shares
Proceeds from shares sold	613,171	593,933
Reinvestment of distributions	62,829	90,900
Shares redeemed	(300,742)	(239,527)
Redemption fees*	—	162
Total from Class C Shares	375,258	445,468
Net increase/(decrease) in net assets from capital share transactions	55,977,855	280,094,091
Total increase/(decrease) in net assets	65,328,687	333,472,607

NET ASSETS:
Beginning of period	448,869,745	115,397,138
End of period	$514,198,432	$448,869,745

The accompanying notes are an integral part of the financial statements.

SGI U.S. LARGE CAP EQUITY FUND

Statements of Changes in Net Assets (Concluded)

	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018(1)
SHARES TRANSACTIONS:
Class I Shares
Shares sold	10,188,257	20,675,668
Shares reinvested	323,051	400,265
Shares redeemed	(7,611,254)	(2,688,563)
Total Class I Shares	2,900,054	18,387,370
Class A Shares
Shares sold	465,645	235,589
Shares reinvested	25,780	36,384
Shares redeemed	(214,621)	(1,183,389)
Total Class A Shares	276,804	(911,416)
Class C Shares
Shares sold	37,288	37,316
Shares reinvested	4,104	5,883
Shares redeemed	(18,244)	(15,118)
Total Class C Shares	23,148	28,081
Net increase/(decrease) in shares outstanding	3,200,006	17,504,035

*

Prior to December 31, 2017, there was a 1.50% redemption fee to the value of shares redeemed or exchanged within 60 days of purchase. The redemption fees were retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in capital. Effective December 31, 2017, the Fund eliminated its redemption fee.

(1)

The following information was previously reported in the August 31, 2018 financial statements. See Note 7 for more details on the Securities and Exchange Commission’s (“SEC”) Final Rule on Disclosure Update and Simplification. Dividends and distributions to shareholders during the year ended August 31, 2018, and undistributed/accumulated net investment income/(loss) as of August 31, 2018, were as follows:

Dividends and distributions to shareholders from:
Net investment income
Class I Shares	$(1,036,799)
Class A Shares	(51,814)
Class C Shares	(5,498)
Total net investment income	(1,094,111)
Net realized capital gains
Class I Shares	(5,396,669)
Class A Shares	(521,669)
Class C Shares	(85,402)
Total net realized capital gains	(6,003,740)
Undistributed/accumulated net investment income/(loss)	1,541,322

The accompanying notes are an integral part of the financial statements.

SGI U.S. SMALL CAP EQUITY FUND

Statements of Changes in Net Assets

	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018(1)
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$414,594	$(20,563)
Net realized gain/(loss) from investments	(817,062)	1,553,299
Net change in unrealized appreciation/(depreciation) on investments	(4,332,683)	3,523,659
Net increase/(decrease) in net assets resulting from operations	(4,735,151)	5,056,395

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Total distributable earnings	(1,658,610)	(1,849,918)
Net decrease in net assets from dividends and distributions to shareholders	(1,658,610)	(1,849,918)

INCREASE/(DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS:
Class I Shares
Proceeds from shares sold	20,004,763	20,187,254
Reinvestment of distributions	838,394	1,175,459
Shares redeemed	(12,930,454)	(5,501,102)
Redemption fees**	—	197
Total from Class I Shares.	7,912,703	15,861,808
Class A Shares*
Proceeds from shares sold	2,224,523	1,101,638
Reinvestment of distributions	151,457	278,576
Shares redeemed	(1,449,518)	(1,365,801)
Redemption fees**	—	101
Total from Class A Shares	926,462	14,514
Class C Shares
Proceeds from shares sold	14,600	64,169
Reinvestment of distributions	7,326	19,328
Shares redeemed	(72,888)	(67,513)
Redemption fees**	—	2
Total from Class C Shares	(50,962)	15,986
Net increase/(decrease) in net assets from capital share transactions	8,788,203	15,892,308
Total increase/(decrease) in net assets	2,394,442	19,098,785

NET ASSETS:
Beginning of period	35,318,179	16,219,394
End of period	$37,712,621	$35,318,179

The accompanying notes are an integral part of the financial statements.

SGI U.S. SMALL CAP EQUITY FUND

Statements of Changes in Net Assets (Concluded)

	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018(1)
SHARES TRANSACTIONS:
Class I Shares
Shares sold	1,698,457	1,580,236
Shares reinvested	76,496	96,507
Shares redeemed	(1,124,567)	(436,132)
Total Class I Shares	650,386	1,240,611
Class A Shares*
Shares sold	191,173	345,519
Shares reinvested	13,832	22,853
Shares redeemed	(123,219)	(363,573)
Total Class A Shares	81,786	4,799
Class C Shares
Shares sold	1,304	5,058
Shares reinvested	680	1,601
Shares redeemed	(6,497)	(5,634)
Total Class C Shares	(4,513)	1,025
Net increase/(decrease) in shares outstanding	727,659	1,246,435

*	Formerly Retail Class Shares.
**

Prior to December 31, 2017, there was a 1.50% redemption fee to the value of shares redeemed or exchanged within 60 days of purchase. The redemption fees were retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in capital. Effective December 31, 2017, the Fund eliminated its redemption fee.

(1)

The following information was previously reported in the August 31, 2018 financial statements. See Note 7 for more details on the SEC’s Final Rule on Disclosure Update and Simplification. Dividends and distributions to shareholders during the year ended August 31, 2018, and undistributed/accumulated net investment income/(loss) as of August 31, 2018, were as follows:

Dividends and distributions to shareholders from:
Net investment income
Class I Shares	$(65,165)
Class A Shares	(4,708)
Class C Shares	—
Total net investment income	(69,873)
Net realized capital gains
Class I Shares	(1,486,849)
Class A Shares	(273,868)
Class C Shares	(19,328)
Total net realized capital gains	(1,780,045)
Undistributed/accumulated net investment income/(loss)	—

The accompanying notes are an integral part of the financial statements.

SGI GLOBAL EQUITY FUND

Statements of Changes in Net Assets

	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018(1)
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$344,925	$258,584
Net realized gain/(loss) from investments	2,120,140	1,074,746
Net change in unrealized appreciation/(depreciation) on investments	(688,644)	960,140
Net increase/(decrease) in net assets resulting from operations	1,776,421	2,293,470

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Total distributable earnings	(258,783)	—
Net decrease in net assets from dividends and distributions to shareholders	(258,783)	—

INCREASE/(DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS:
Class I Shares
Proceeds from shares sold	2,899,780	896,436
Reinvestment of distributions	254,839	—
Shares redeemed	(2,681,816)	(6,424,982)
Redemption fees*	—	6
Net increase/(decrease) in net assets from capital share transactions	472,803	(5,528,540)
Total increase/(decrease) in net assets	1,990,441	(3,235,070)

NET ASSETS:
Beginning of period	19,529,858	22,764,928
End of period	$21,520,299	$19,529,858

SHARES TRANSACTIONS:
Class I Shares
Shares sold	93,423	30,761
Shares reinvested	8,846	—
Shares redeemed	(87,129)	(223,043)
Net increase/(decrease) in shares outstanding	15,140	(192,282)

*

Prior to December 31, 2017, there was a 2.00% redemption fee to the value of shares redeemed or exchanged within 60 days of purchase. The redemption fees were retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in capital. Effective December 31, 2017, the Fund eliminated its redemption fee.

(1)

The following information was previously reported in the August 31, 2018 financial statements. See Note 7 for more details on the SEC’s Final Rule on Disclosure Update and Simplification. Undistributed/accumulated net investment income/(loss) as of August 31, 2018 was $258,784.

The accompanying notes are an integral part of the financial statements.

SGI U.S. LARGE CAP EQUITY FUND

Financial Highlights

Contained below is per share operating performance data for Class I Shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Class I Shares
	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015
Per Share Operating Performance
Net asset value, beginning of period	$17.97	$15.43	$14.69	$13.78	$13.72
Net investment income/(loss)(1)	0.18	0.16	0.22	0.21	0.21
Net realized and unrealized gain/(loss) on investments(2)	0.75	3.52	0.90	1.66	0.44
Net increase/(decrease) in net assets resulting from operations	0.93	3.68	1.12	1.87	0.65
Dividends and distributions to shareholders from:
Net investment income	(0.11)	(0.18)	(0.16)	(0.21)	(0.16)
Net realized capital gains	(0.55)	(0.96)	(0.22)	(0.75)	(0.43)
Total dividends and distributions to shareholders	(0.66)	(1.14)	(0.38)	(0.96)	(0.59)
Net asset value, end of period	$18.24	$17.97	$15.43	$14.69	$13.78
Total investment return/(loss)(3)	5.83%	24.98%	7.73%	13.99%	4.82%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$497,097	$437,424	$91,977	$106,110	$72,850
Ratio of expenses to average net assets with waivers and/or reimbursements net of amounts recouped	0.93%	0.98%	0.98%	0.98%	0.98%
Ratio of expenses to average net assets without waivers and/or reimbursements net of amounts recouped	0.86%	0.94%	1.14%	1.14%	1.20%
Ratio of net investment income/(loss) to average net assets	1.07%	0.87%	1.32%	1.49%	1.47%
Portfolio turnover rate(4)	104%	85%	31%	41%	42%

(1)	The selected per share data is calculated based on average shares outstanding method for the period.
(2)

The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(3)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

The accompanying notes are an integral part of the financial statements.

SGI U.S. LARGE CAP EQUITY FUND

Financial Highlights (continued)

Contained below is per share operating performance data for Class A Shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the period. This information has been derived from information provided in the financial statements.

	Class A Shares
	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Period October 29, 2015(1) to August 31, 2016
Per Share Operating Performance
Net asset value, beginning of period	$17.99	$15.40	$14.67	$14.69
Net investment income/(loss)(2)	0.14	0.10	0.16	0.14
Net realized and unrealized gain/(loss) on investments(3)	0.76	3.55	0.92	0.79
Net increase/(decrease) in net assets resulting from operations	0.90	3.65	1.08	0.93
Dividends and distributions to shareholders from:
Net investment income	(0.05)	(0.10)	(0.13)	(0.20)
Net realized capital gains	(0.55)	(0.96)	(0.22)	(0.75)
Total dividends and distributions to shareholders	(0.60)	(1.06)	(0.35)	(0.95)
Net asset value, end of period	$18.29	$17.99	$15.40	$14.67
Total investment return/(loss)(4)	5.61%	24.68%	7.48%	6.74	%(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$14,751	$9,530	$22,195	$19,288
Ratio of expenses to average net assets with waivers and/or reimbursements net of amounts recouped	1.18%	1.23%	1.23%	1.23	%(6)
Ratio of expenses to average net assets without waivers and/or reimbursements net of amounts recouped	1.11%	1.27%	1.39%	1.38	%(6)
Ratio of net investment income/(loss) to average net assets	0.84%	0.62%	1.07%	1.15	%(6)
Portfolio turnover rate(7)	104%	85%	31%	41	%(5)

(1)	Commencement of operations.
(2)	The selected per share data is calculated based on the average shares outstanding method for the period.
(3)

The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(4)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total investment return does not reflect any applicable sales charge.

(5)	Not annualized.
(6)	Annualized.
(7)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

The accompanying notes are an integral part of the financial statements.

SGI U.S. LARGE CAP EQUITY FUND

Financial Highlights (continued)

Contained below is per share operating performance data for Class C Shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the period. This information has been derived from information provided in the financial statements.

	Class C Shares
	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Period December 31, 2015(1) to August 31, 2016
Per Share Operating Performance
Net asset value, beginning of period	$17.59	$15.15	$14.51	$13.57
Net investment income/(loss)(2)	0.01	(0.02)	0.04	0.03
Net realized and unrealized gain/(loss) on investments(3)	0.74	3.48	0.93	0.91
Net increase/(decrease) in net assets resulting from operations	0.75	3.46	0.97	0.94
Dividends and distributions to shareholders from:
Net investment income	—	(0.06)	(0.11)	—
Net realized capital gains	(0.55)	(0.96)	(0.22)	—
Total dividends and distributions to shareholders	(0.55)	(1.02)	(0.33)	—
Net asset value, end of period	$17.79	$17.59	$15.15	$14.51
Total investment return/(loss)(4)	4.78%	23.80%	6.74%	6.93	%(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,350	$1,916	$1,226	$373
Ratio of expenses to average net assets with waivers and/or reimbursements net of amounts recouped	1.93%	1.98%	1.98%	1.99	%(6)
Ratio of expenses to average net assets without waivers and/or reimbursements net of amounts recouped	1.86%	2.00%	2.15%	2.16	%(6)
Ratio of net investment income/(loss) to average net assets	0.07%	(0.11)%	0.30%	0.32	%(6)
Portfolio turnover rate(7)	104%	85%	31%	41	%(5)

(1)	Commencement of operations.
(2)	The selected per share data is calculated based on the average shares outstanding method for the period.
(3)

The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(4)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(5)	Not annualized.
(6)	Annualized.
(7)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

The accompanying notes are an integral part of the financial statements.

SGI U.S. SMALL CAP EQUITY FUND

Financial Highlights (continued)

Contained below is per share operating performance data for Class I Shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Class I Shares
	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Period March 31, 2016(1) to August 31, 2016
Per Share Operating Performance
Net asset value, beginning of period	$13.82	$12.39	$10.83	$10.00
Net investment income/(loss)(2)	0.14	(0.01)	0.04	0.02
Net realized and unrealized gain/(loss) on investments(3)	(1.89)	2.61	1.57	0.81
Net increase/(decrease) in net assets resulting from operations	(1.75)	2.60	1.61	0.83
Dividends and distributions to shareholders from:
Net investment income	(0.04)	(0.05)	(0.05)	—
Net realized capital gains	(0.54)	(1.12)	— (7)	—
Total dividends and distributions to shareholders	(0.58)	(1.17)	(0.05)	—
Net asset value, end of period	$11.49	$13.82	$12.39	$10.83
Total investment return/(loss)(4)	(12.43)%	22.26%	14.86%	8.30	%(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$33,707	$31,559	$12,919	$10,095
Ratio of expenses to average net assets with waivers and reimbursements	1.23%	1.23%	1.23%	1.23	%(6)
Ratio of expenses to average net assets without waivers and reimbursements	1.40%	1.60%	2.21%	4.43	%(6)
Ratio of net investment income/(loss) to average net assets	1.19%	(0.05)%	0.31%	0.53	%(6)
Portfolio turnover rate(8)	145%	122%	95%	0.01	%(5)

(1)	Commencement of operations.
(2)	The selected per share data is calculated based on the average shares outstanding method for the period.
(3)

The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(4)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(5)	Not annualized.
(6)	Annualized.
(7)	Amount represents less than $0.005 per share.
(8)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

The accompanying notes are an integral part of the financial statements.

SGI U.S. SMALL CAP EQUITY FUND

Financial Highlights (continued)

Contained below is per share operating performance data for Class A Shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the period. This information has been derived from information provided in the financial statements.

	Class A Shares (Formerly Retail Class Shares)
	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Period March 31, 2016(1) to August 31, 2016
Per Share Operating Performance
Net asset value, beginning of period	$13.80	$12.38	$10.83	$10.00
Net investment income/(loss)(2)	0.11	(0.03)	0.01	0.01
Net realized and unrealized gain/(loss) on investments(3)	(1.88)	2.59	1.57	0.82
Net increase/(decrease) in net assets resulting from operations	(1.77)	2.56	1.58	0.83
Dividends and distributions to shareholders from:
Net investment income	(0.03)	(0.02)	(0.03)	—
Net realized capital gains	(0.54)	(1.12)	— (7)	—
Total dividends and distributions to shareholders	(0.57)	(1.14)	(0.03)	—
Net asset value, end of period	$11.46	$13.80	$12.38	$10.83
Total investment return/(loss)(4)	(12.61)%	21.90%	14.63%	8.30	%(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,892	$3,560	$3,132	$2,010
Ratio of expenses to average net assets with waivers and reimbursements	1.48%	1.48%	1.48%	1.48	%(6)
Ratio of expenses to average net assets without waivers and reimbursements	1.65%	1.86%	2.44%	4.68	%(6)
Ratio of net investment income/(loss) to average net assets	0.94%	(0.23)%	0.06%	0.28	%(6)
Portfolio turnover rate(8)	145%	122%	95%	0.01	%(5)

(1)	Commencement of operations.
(2)	The selected per share data is calculated based on the average shares outstanding method for the period.
(3)

The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(4)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total investment return does not reflect any applicable sales charge.

(5)	Not annualized.
(6)	Annualized.
(7)	Amount represents less than $0.005 per share.
(8)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

The accompanying notes are an integral part of the financial statements.

SGI U.S. SMALL CAP EQUITY FUND

Financial Highlights (continued)

Contained below is per share operating performance data for Class C Shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the period. This information has been derived from information provided in the financial statements.

	Class C Shares
	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Period March 31, 2016(1) to August 31, 2016
Per Share Operating Performance
Net asset value, beginning of period	$13.59	$12.27	$10.80	$10.00
Net investment income/(loss)(2)	0.01	(0.12)	(0.08)	(0.02)
Net realized and unrealized gain/(loss) on investments(3)	(1.84)	2.56	1.55	0.82
Net increase/(decrease) in net assets resulting from operations	(1.83)	2.44	1.47	0.80
Dividends and distributions to shareholders from:
Net realized capital gains	(0.54)	(1.12)	— (7)	—
Total dividends and distributions to shareholders	(0.54)	(1.12)	— (7)	—
Net asset value, end of period	$11.22	$13.59	$12.27	$10.80
Total investment return/(loss)(4)	(13.30)%	21.05%	13.63%	8.00	%(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$114	$200	$168	$26
Ratio of expenses to average net assets with waivers and reimbursements	2.23%	2.23%	2.23%	2.23	%(6)
Ratio of expenses to average net assets without waivers and reimbursements	2.40%	2.61%	2.89%	5.43	%(6)
Ratio of net investment income/(loss) to average net assets	0.09%	(0.95)%	(0.67)%	(0.47	)%(6)
Portfolio turnover rate(8)	145%	122%	95%	0.01	%(5)

(1)	Commencement of operations.
(2)	The selected per share data is calculated based on the average shares outstanding method for the period.
(3)

The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(4)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(5)	Not annualized.
(6)	Annualized.
(7)	Amount represents less than $0.005 per share.
(8)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

The accompanying notes are an integral part of the financial statements.

SGI GLOBAL EQUITY FUND

Financial Highlights (concluded)

Contained below is per share operating performance data for Class I shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Class I Shares
	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016	For the Year Ended August 31, 2015
Per Share Operating Performance
Net asset value, beginning of period	$30.30	$27.20	$24.93	$28.29	$27.64
Net investment income/(loss)(1)	0.53	0.35	0.06	(0.19)	(0.21)
Net realized and unrealized gain/(loss) on investments	2.20	2.75	2.21	(1.25)	3.04
Net increase/(decrease) in net assets resulting from operations	2.73	3.10	2.27	(1.44)	2.83
Dividends and distributions to shareholders from:
Net investment income	(0.41)	—	—	—	—
Net realized capital gains	—	—	—	(1.93)	(2.18)
Total dividends and distributions to shareholders	(0.41)	—	—	(1.93)	(2.18)
Redemption fees added to paid-in capital(1)	— (2)	— (2)	— (2)	0.01	— (2)
Net asset value, end of period	32.62	$30.30	$27.20	$24.93	$28.29
Total investment return/(loss)(3)	9.18%	11.36%	9.15%	(5.44)%	11.49%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$21,520	$19,530	$22,765	$64,378	$71,523
Ratio of expenses to average net assets with waivers and reimbursements	0.84%	0.84%	0.84%	0.84%	0.84%
Ratio of expenses to average net assets without waivers and reimbursements	1.11%	1.25%	1.32%	1.13%	1.20%
Ratio of net investment income/(loss) to average net assets	1.75%	1.19%	0.26%	(0.76)%	(0.77)%
Portfolio turnover rate (4)	74%	44%	247%	375%	297%

(1)	The selected per share data was calculated based on average shares outstanding method for the period.
(2)	Amount represents less than $0.005 per share.
(3)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS

Notes to Financial Statements

August 31, 2019

1. Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has thirty-three separate investment portfolios, including the SGI U.S. Large Cap Equity Fund (formerly known as the Summit Global Investments U.S. Low Volatility Equity Fund), SGI U.S. Small Cap Equity Fund (formerly known as the Summit Global Investments Small Cap Low Volatility Fund and SGI Global Equity Fund (formerly known as the Summit Global Investments Global Low Volatility Fund) (each a “Fund” and, collectively, the “Funds”). The SGI U.S. Large Cap Equity Fund and SGI U.S. Small Cap Equity Fund commenced investment operations on February 29, 2012 and March 31, 2016, respectively.

The Dynamic U.S. Growth Fund (the “Predecessor Fund”), a series of Scotia Institutional Funds, transferred all of its assets and liabilities to the SGI Global Equity Fund in a tax-free reorganization (the “Reorganization”). The Reorganization occurred at the close of business on March 21, 2014. The Predecessor Fund commenced operations on March 31, 2009. As a result of the Reorganization, the performance and accounting history of the Predecessor Fund was assumed by the Fund. Performance and accounting information prior to the close of business on March 21, 2014 included herein is that of the Predecessor Fund. Effective January 3, 2017, Summit Global Investments, LLC (“Summit” or the “Adviser”) took over management of the Fund from its predecessor investment manager.

As of the end of the reporting period, the SGI U.S. Large Cap Equity Fund offers three classes of shares: Class I Shares, Class A Shares and Class C Shares; the SGI U.S. Small Cap Equity Fund offers three classes of shares: Class I Shares, Class A Shares (formerly Retail Class Shares) and Class C Shares and the SGI Global Equity Fund offers three classes of shares: Class I Shares, Class A Shares and Class C Shares. As of the end of the reporting period, Class A Shares and Class C Shares of the SGI Global Equity Fund were not yet operational.

RBB has authorized capital of one hundred billion shares of common stock of which 87.423 billion shares are currently classified into one hundred and eighty-five classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The investment objective of the SGI U.S. Large Cap Equity Fund is to outperform the S&P 500® Index over a market cycle while reducing overall volatility. The investment objective of the SGI U.S. Small Cap Equity Fund is to outperform the Russell 2000® Index over a market cycle while reducing overall volatility. The investment objective of the SGI Global Equity Fund is to seek long-term capital appreciation.

The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services - Investment Companies.”

The end of the reporting period for the Funds is August 31, 2019, and the period covered by these Notes to Financial Statements is the fiscal period ended August 31, 2019 (the “current fiscal period”).

Portfolio Valuation — Each Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Funds are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Investments in Exchange-Traded Funds (“ETFs”) are valued at their last reported sale price. Investments in other open-end investment companies are valued based on

SUMMIT GLOBAL INVESTMENTS

Notes to Financial Statements (Continued)

August 31, 2019

the NAV of those investment companies (which may use fair value pricing as disclosed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the RBB Fund, Inc.’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuation techniques used to measure the fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

● Level 1 —	Prices are determined using quoted prices in active markets for identical securities.

● Level 2 —	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

● Level 3 —	Prices are determined using significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of the end of the reporting period, in valuing each Funds’ investments carried at fair value:

	Total	Level 1	Level 2	Level 3
SGI U.S. Large Cap Equity Fund
Common Stocks	$494,782,969	$494,782,969	$—	$—
Exchange-Traded Funds	7,666,490	7,666,490	—	—
Short-Term Investments	9,345,648	9,345,648	—	—
Total Investments*	$511,795,107	$511,795,107	$—	$—

SGI U.S. Small Cap Equity Fund
Common Stocks	$35,802,336	$35,802,336	$—	$—
Exchange-Traded Funds	1,140,488	1,140,488	—	—
Short-Term Investments	438,082	438,082	—	—
Total Investments*	$37,380,906	$37,380,906	$—	$—

SGI Global Equity Fund
Common Stocks	$21,290,756	$21,290,756	$—	$—
Short-Term Investments	198,507	198,507	—	—
Total Investments*	$21,489,263	$21,489,263	$—	$—

*	Please refer to Portfolio of Investments for further details.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

SUMMIT GLOBAL INVESTMENTS

Notes to Financial Statements (Continued)

August 31, 2019

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only if a Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all Level 3 transfers are disclosed if the Fund had an amount of total Level 3 transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Funds had no Level 3 transfers.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

Investment Transactions, Investment Income and Expenses — The Funds record security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income (including amortization of premiums and accretion of discounts) is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds’ investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred on behalf of a specific class, fund or fund family of the Company are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Funds.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. Tax Status — No provision is made for U.S. income taxes as it is each Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Cash and Cash Equivalents — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

SUMMIT GLOBAL INVESTMENTS

Notes to Financial Statements (Continued)

August 31, 2019

REDEMPTION/EXCHANGE FEES — Prior to December 31, 2017, the SGI U.S. Large Cap Equity Fund, SGI U.S. Small Cap Equity Fund and SGI Global Equity Fund imposed a redemption/exchange fee of 1.50%, 1.50% and 2.00%, respectively, on redemptions/exchanges of Fund shares held less than 60 days. The fees are reflected on the Statements of Changes in Net Assets. Effective December 31, 2017, the Funds have eliminated their redemption/exchange fees.

Other — In the normal course of business, the Funds may enter into contracts that provide general indemnifications. Each Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, the Funds expect the risk of material loss from such claims to be remote.

2. Investment Adviser and Other Services

Summit serves as the investment adviser to each Fund. Each Fund compensates the Adviser for its services at an annual rate based on each Fund’s average daily net assets (the “Advisory Fee”), payable on a monthly basis in arrears, as shown in the following table.

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent that total annual Fund operating expenses (excluding certain items discussed below) exceed the rates (“Expense Caps”) shown in the following table of each Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause total annual Fund operating expenses to exceed the Expense Caps as applicable: acquired fund fees and expenses, brokerage commissions, extraordinary expenses, interest and taxes. This contractual limitation is in effect until December 31, 2020 and may not be terminated without the approval of the Board. The Adviser may discontinue these arrangements at any time after December 31, 2020.

FUND	ADVISORY FEE	EXPENSE CAPS
		CLASS I	CLASS A	CLASS C
SGI U.S. Large Cap Equity Fund	0.70%	0.98%	1.23%	1.98%
SGI U.S. Small Cap Equity Fund	0.95	1.23	1.48	2.23
SGI Global Equity Fund	0.70	0.84	1.09	1.84

If at any time a Fund’s total annual Fund operating expenses for a year are less than the relevant share class’ Expense Cap, the Adviser is entitled to recoup from the Fund the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such recoupment does not cause the Fund to exceed the relevant share class’ Expense Cap that was in effect at the time of the waiver or reimbursement.

During the current fiscal period, investment advisory fees accrued, waived and/or reimbursed and recoupments were as follows:

FUND	Gross Advisory Fees	Waivers AND/OR Reimbursements	RECOUPMENTS	Net Advisory Fees
SGI U.S. Large Cap Equity Fund	$3,198,929	$—	$304,597	$3,503,526
SGI U.S. Small Cap Equity Fund	339,603	(61,230)	—	278,373
SGI Global Equity Fund	138,252	(54,073)	—	84,179

SUMMIT GLOBAL INVESTMENTS

Notes to Financial Statements (Continued)

August 31, 2019

As of the end of the reporting period, the Funds had amounts available for recoupment by the Adviser as follows:

	EXPIRATION
FUND	August 31, 2020	August 31, 2021	August 31, 2022
SGI U.S. Large Cap Equity Fund	$—	$—	$—
SGI U.S. Small Cap Equity Fund	140,932	87,054	61,230
SGI Global Equity Fund	98,278	87,592	54,073

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as administrator for the Funds. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Funds’ transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Funds. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Quasar Distributors, LLC (the “Distributor”) serves as the principal underwriter and distributor of the Funds’ shares pursuant to a Distribution Agreement with RBB.

For compensation amounts paid to Fund Services and the Custodian, please refer to the Statements of Operations.

The Board has adopted a Plan of Distribution (the “Plan”) for the Class A Shares and Class C Shares of the Funds pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is entitled to receive from each Fund a distribution fee with respect to the Shares, which is accrued daily and paid monthly, of up to 0.25% on an annualized basis of the average daily net assets of the Class A Shares and and up to 1.00% on an annualized basis of the average daily net assets of the Class C Shares. The actual amount of such compensation under the Plan is agreed upon by the Board and by the Distributor. Because these fees are paid out of each Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Amounts paid to the Distributor under the Plan may be used by the Distributor to cover expenses that are related to (i) the sale of the Shares, (ii) ongoing servicing and/or maintenance of the accounts of shareholders, and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Shares, all as set forth in each Fund’s 12b-1 Plan.

3. DIRECTOR AND OFFICER Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. Employees of Vigilant Compliance, LLC serve as President, Chief Compliance Officer and Assistant Treasurer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. An employee of RBB serves as Treasurer and Secretary and is compensated for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Funds or the Company. For Director and Officer compensation amounts, please refer to the Statements of Operations.

SUMMIT GLOBAL INVESTMENTS

Notes to Financial Statements (Continued)

August 31, 2019

4. Purchases and Sales of Investment Securities

During the current fiscal period, aggregate purchases and sales of investment securities (excluding short-term investments) of the Funds were as follows:

FUND	Purchases	Sales
SGI U.S. Large Cap Equity Fund	$511,536,285	$468,139,140
SGI U.S. Small Cap Equity Fund	58,190,630	50,664,575
SGI Global Equity Fund	15,116,019	14,433,482

There were no purchases or sales of long-term U.S. Government securities during the current fiscal period.

5. Federal Income Tax Information

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2019, the federal tax cost and aggregate gross unrealized appreciation and depreciation of investments held by each Fund were as follows:

FUND	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
SGI U.S. Large Cap Equity Fund	$437,481,737	$88,739,872	$(14,426,502)	$74,313,370
SGI U.S. Small Cap Equity Fund	37,028,525	2,878,339	(2,525,958)	352,381
SGI Global Equity Fund	19,596,586	2,403,604	(510,927)	1,892,677

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, NAV or NAV per share of the Fund. For the year ended August 31, 2019 there were no permanent differences requiring a reclassification between total distributable earnings/(losses) and paid-in capital.

As of August 31, 2019, the components of distributable earnings on a tax basis were as follows:

FUND	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Qualified late-year loss deferral	OTHER TEMPORARY DIFFERENCES	Unrealized Appreciation/ (Depreciation)
SGI U.S. Large Cap Equity Fund	$5,027,617	$3,982,437	$—	$—	$74,313,370
SGI U.S. Small Cap Equity Fund	76,079	—	(1,047,348)	(16,342)	352,381
SGI Global Equity Fund	345,003	133,456	—	—	1,892,677

SUMMIT GLOBAL INVESTMENTS

Notes to Financial Statements (Continued)

August 31, 2019

The differences between the book and tax basis components of distributable earnings relate primarily to wash sales and investments in publicly traded partnerships.

The tax character of dividends and distributions paid during the fiscal year ended August 31, 2019 was as follows:

FUND		Ordinary Income	Long-Term Gains	Total
SGI U.S. Large Cap Equity Fund	2019	$9,549,200	$7,968,475	$17,517,675
	2018	1,094,111	6,003,740	7,097,851
SGI U.S. Small Cap Equity Fund	2019	348,578	1,310,032	1,658,610
	2018	1,276,795	573,123	1,849,918
SGI Global Equity Fund	2019	258,783	—	258,783
	2018	—	—	—

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law.

During the period ended August 31, 2019 the SGI Global Equity Fund utilized $1,986,607 of total capital loss carryforwards.

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and August 31 and late year ordinary losses ((i) ordinary losses between January 1 and August 31, and (ii) specified ordinary and currency losses between November 1 and August 31) as occurring on the first day of the following tax year. For the fiscal year ended August 31, 2019, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until September 1, 2019. SGI U.S. Small Cap Equity Fund deferred qualified late-year losses of $1,047,348 which will be treated as arising on the first business day of the following fiscal year.

6. NEW ACCOUNTING PRONOUNCEMENTS and regulatory updates

In August 2018, FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all affected entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An affected entity is permitted to adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of additional disclosures, which are required for public companies only, until their effective date. Management evaluated the impact of these changes on the Funds’ financial statements and has elected to early adopt the removed and modified disclosures effective February 28, 2019. The impact of adoption was limited to changes in the financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy. Management is still evaluating the impact of the additional disclosure requirements.

In August 2018, the SEC released its Final Rule on Disclosure Update and Simplification, which amends certain disclosure requirements effective for filings subsequent to November 5, 2018. As of February 28, 2019, management has adopted this amendment. The amendment requires presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities. The amendment also requires presentation of the

SUMMIT GLOBAL INVESTMENTS

Notes to Financial Statements (concluded)

August 31, 2019

total distributions, rather than the components thereof, on the Statements of Changes in Net Assets and removes the requirement for disclosure of accumulated net investment income/(loss) on a book basis. These changes generally simplify the disclosure of information without significantly altering the information provided to investors.

7. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined there were no significant events requiring recognition or disclosure to the financial statements.

SUMMIT GLOBAL INVESTMENTS

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The RBB Fund, Inc. and
Shareholders of SGI U.S. Large Cap Equity Fund (formerly, Summit Global Investments U.S. Low Volatility Equity Fund), SGI U.S. Small Cap Equity Fund (formerly, Summit Global Investments Small Cap Low Volatility Fund), and SGI Global Equity Fund (formerly, Summit Global Investments Global Low Volatility Fund)

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of SGI U.S. Large Cap Equity Fund, SGI U.S. Small Cap Equity Fund and SGI Global Equity Fund (collectively referred to as the “Funds”) (three of the portfolios constituting The RBB Fund, Inc. (the “Company”)), including the portfolios of investments, as of August 31, 2019, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (three of the portfolios constituting The RBB Fund, Inc.) at August 31, 2019, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual portfolio constituting The RBB Fund, Inc.	Statement of operations	Statements of changes in net assets	Financial highlights
SGI U.S. Large Cap Equity Fund	For the year ended August 31, 2019	For each of the two years in the period ended August 31, 2019	For each of the five years in the period ended August 31, 2019
SGI U.S. Small Cap Equity Fund	For the year ended August 31, 2019	For each of the two years in the period ended August 31, 2019	For each of the three years in the period ended August 31, 2019 and the period March 31, 2016 (commencement of operations) to August 31, 2016
SGI Global Equity Fund	For the year ended August 31, 2019	For each of the two years in the period ended August 31, 2019

The financial highlights of SGI Global Equity Fund, for each of the periods presented through August 31, 2017, were audited by other auditors whose report dated October 27, 2017, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

SUMMIT GLOBAL INVESTMENTS

Report of Independent Registered Public Accounting Firm (concluded)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Summit Global Investments investment companies since 2012.

Philadelphia, Pennsylvania
October 30, 2019

SUMMIT GLOBAL INVESTMENTS

Shareholder Tax Information (Unaudited)

Certain tax information is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended August 31, 2019. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ending December 31, 2019. During the fiscal year ended August 31, 2019, the tax character of distributions paid by the Fund’s were as follows:

	Ordinary Income Dividend	Long-Term Capital Gain Dividends
SGI U.S. Large Cap Equity Fund	$9,549,200	$7,968,475
SGI U.S. Small Cap Equity Fund	348,578	1,310,032
SGI Global Equity Fund	258,783	—

Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentages of ordinary dividends paid during the fiscal year ended August 31, 2019 are designated as “qualified dividend income,” as defined in the Act, and are subject to reduced tax rates:

SGI U.S. Large Cap Equity Fund	79.80%
SGI U.S. Small Cap Equity Fund	94.52%
SGI Global Equity Fund	100.00%

The percentage of total ordinary income dividends paid qualifying for corporate dividends received deduction for each Fund is as follows:

SGI U.S. Large Cap Equity Fund	80.97%
SGI U.S. Small Cap Equity Fund	77.48%
SGI Global Equity Fund	84.81%

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is as follows:

SGI U.S. Large Cap Equity Fund	0.00%
SGI U.S. Small Cap Equity Fund	0.00%
SGI Global Equity Fund	0.00%

The percentage of ordinary income distributions designated as qualified short-term gains pursuant to the American Job Creation Act of 2004 is as follows:

SGI U.S. Large Cap Equity Fund	69.42%
SGI U.S. Small Cap Equity Fund	7.07%
SGI Global Equity Fund	0.00%

SUMMIT GLOBAL INVESTMENTS

Shareholder Tax Information (Unaudited) (concluded)

Pursuant to Section 853 of the Internal Revenue Code, the following Portfolios elect to pass-through to shareholders the credit for taxes paid to eligible foreign countries, which may be less than the actual amount paid for financial statement purposes.

			Per Share
	Gross Foreign Source Income	Foreign Taxes Passthrough	Gross Foreign Source Income	Foreign Taxes Passthrough	Shares Outstanding at 8/31/2019
SGI Global Equity Fund	$314,509	$34,924	0.476683	0.052933	659,787

Because the Funds’ fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2019. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2020.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

SUMMIT GLOBAL INVESTMENTS

Other Information (Unaudited)

Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling (855) 744-8500 and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q (or as an exhibit to its reports on Form N-Q’s successor, Form N-PORT). The Company’s Form N-Q is available on the SEC website at http://www.sec.gov.

Approval of Investment Advisory Agreements

As required by the Investment Company Act of 1940, as amended (the “1940 Act”), the Board of Directors (the “Board”) of the Company, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of the investment advisory agreements between Summit and the Company (the “Investment Advisory Agreements”) on behalf of the SGI U.S. Large Cap Equity Fund, SGI U.S. Small Cap Equity Fund, and the SGI Global Equity Fund (each a “Fund” and together the “Funds”), at a meeting of the Board held on May 15-16, 2019 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreements for an additional one-year term. The Board’s decision to approve the Investment Advisory Agreements reflects the exercise of its business judgment to continue the existing arrangement. In approving the Investment Advisory Agreements, the Board considered information provided by Summit with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Investment Advisory Agreements between the Company and Summit with respect to Funds, the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of Summit’s services provided to the Funds; (ii) descriptions of the experience and qualifications of Summit’s personnel providing those services; (iii) Summit’s investment philosophies and processes; (iv) Summit’s assets under management and client descriptions; (v) Summit’s soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Summit’s current advisory fee arrangement with the Company and other similarly managed clients; (vii) Summit’s compliance procedures; (viii) Summit’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Funds; (ix) the extent to which economies of scale are relevant to the Funds; (x) a report prepared by Broadridge/Lipper comparing the Funds’ management fees and total expense ratio to those of its respective Lipper Group and comparing the performance of each Fund to the performance of its Lipper Group; and (xi) a report comparing the performance of each Fund to the performance of its benchmark.

As part of their review, the Directors considered the nature, extent and quality of the services provided by Summit. The Directors concluded that Summit had substantial resources to provide services to the Funds and that Summit’s services had been acceptable.

The Directors also considered the investment performance of the Funds and Summit. The Directors considered each Fund’s investment performance in light of its investment objective and investment strategies. The Directors noted that the SGI U.S. Large Cap Equity Fund outperformed its benchmark, the S&P 500 Index, for the one- and five-year periods ended March 31, 2019. The Directors also noted that the SGI U.S. Large Cap Equity Fund ranked in the 1st quintile in its Lipper Performance Group for the one-, two-, three-, four-, and five-year periods ended December 31, 2018, and in the 1st quintile in its Lipper Performance Universe for the one-, four-, and five-year periods ended period ended December 31, 2018.

SUMMIT GLOBAL INVESTMENTS

Other Information (Unaudited) (concluded)

Next, the Directors noted that the SGI U.S. Small Cap Equity Fund’s investment performance underperformed its benchmark, the Russell 2000 Index, for the year-to-date, one-year, three-year, and since-inception periods ended March 31, 2019. The Directors also noted that the SGI U.S. Small Cap Equity Fund ranked in the 1st quintile in its Lipper Performance Group for the since-inception period ended December 31, 2018, and in the 2nd quintile in its Lipper Performance Universe for the one-year period ended December 31, 2018.

Finally, the Directors noted that the SGI Global Equity Fund’s investment performance outperformed its benchmark, the MSCI ACWI Index, for the one-year, five-year, and since inception periods ended March 31, 2019. The Directors also noted that the SGI Global Equity Fund ranked in the 1st quintile in its Lipper Performance Group for the one-, two-, four-, and five-year periods ended December 31, 2018, and in the 1st quintile in its Lipper Performance Universe for the one-year period ended December 31, 2018.

The Board also considered the advisory fee rate payable by the Funds under the Investment Advisory Agreements. In this regard, information on the fees paid by the Funds and each Fund’s total operating expense ratio (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that the actual advisory fee of the SGI U.S. Large Cap Equity Fund ranked in the 5th quintile of the Fund’s Lipper Expense Group, the SGI U.S. Small Cap Equity Fund’s actual advisory fee ranked in the 4th quintile of the Fund’s Lipper Expense Group, and the SGI Global Equity Fund’s actual advisory fee ranked in the 1st quintile of the Fund’s Lipper Expense Group. The Directors noted that Summit had contractually agreed to waive management fees and reimburse expenses through at least December 31, 2019 to limit total annual operating expenses to agreed upon levels for each Fund.

After reviewing the information regarding each Fund’s costs, profitability and economies of scale, and after considering Summit’s services, the Directors concluded that the investment advisory fees paid by the Funds were fair and reasonable and that the Investment Advisory Agreements should be approved and continued for an additional one-year period ending August 16, 2020.

SUMMIT GLOBAL INVESTMENTS

Company Management (Unaudited)

Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (855) 744-8500.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 86	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	33	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 615 East Michigan Street Milwaukee, WI 53202 Age: 80	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since 2004, Director of Cornerstone Bank.	33	None
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 52	Director	2012 to present	Since 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	33

Emtec, Inc.; FS Investment Corporation (business development company) (until December 2018); FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios)(registered investment company).

Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 76	Director	2006 to present	Since 1997, Consultant, financial services organizations.	33

IntriCon Corporation (biomedical device manufacturer); Kalmar Pooled Investment Trust (registered investment company) (until September 2017); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance).

SUMMIT GLOBAL INVESTMENTS

Company Management (Unaudited) (continued)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 71	Chairman Director	2005 to present 1991 to present	From 2006-2016, Co-Founder and Chief Executive Officer, Lifebooker, LLC (online beauty and health appointment booking service).	33	Independent Trustee of EIP Investment Trust (registered investment company).
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 59	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm); from 1983-2014, Chief Executive Officer and various positions, Pershing LLC (broker dealer, clearing and custody firm).	33

WisdomTree Investments, Inc. (asset management company) (until March 2019); Fidelity National Information Services, Inc. (financial services technology company); Ameriprise Financial, Inc. (financial services company).

Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 78	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	33	Reich and Tang Group (asset management) (until 2015).
INTERESTED DIRECTOR[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 81	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director - Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	33	None
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 56	President Chief Compliance Officer	2009 to present 2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company).	N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 58	Treasurer and Secretary	2016 to present

Since 2016, Treasurer and Secretary of The RBB Fund, Inc.; from 2005 to 2016, Assistant Treasurer of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).

				N/A	N/A

SUMMIT GLOBAL INVESTMENTS

Company Management (Unaudited) (continued)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Robert Amweg Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 66	Assistant Treasurer	2016 to present

Since 2013, Compliance Director, Vigilant Compliance, LLC (investment management services company); since 2012, Consultant to the financial services industry; from 2007 to 2012, Chief Financial Officer and Chief Accounting Officer, Turner Investments, LP (registered investment company).

				N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 36	Assistant Treasurer	2018 to present	Since 2016, Assistant Vice President, U.S. Bancorp Fund Services, LLC (fund administrative services firm); from 2007 to 2016, Supervisor, Nuveen Investments (registered investment company).	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 48	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 60	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 40	Assistant Secretary	2017 to present	Partner, Drinker Biddle & Reath LLP (law firm) (2017-Present); Drinker Biddle & Reath LLP (2006-Present).	N/A	N/A

*	Each Director oversees 33 portfolios of the Company.

1.

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

SUMMIT GLOBAL INVESTMENTS

Company Management (Unaudited) (Concluded)

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the past five years. Each Director possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Straniere has been a practicing attorney for over 30 years and also serves on the boards of an asset management company and another registered investment company. Mr. Brodsky has over 40 years of senior executive level management experience in the cable television and communications industry. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Carnall has decades of senior executive-level management experience in the banking and financial services industry and also serves on the boards of various corporations and a bank. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing and investment services industry and service on securities industry and investment company boards.

SUMMIT GLOBAL INVESTMENTS

PRIVACY NOTICE (Unaudited)

FACTS	WHAT DOES THE SGI FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons SGI Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your information	Do the SGI Funds share?	Can you limit this sharing?
For our everyday business purpose — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

SUMMIT GLOBAL INVESTMENTS

PRIVACY NOTICE (Unaudited) (concluded)

Questions?	Call 1-888-251-4847 or go to www.summitglobalinvestments.com

What we do
How do the SGI Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How do the SGI Funds collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes — information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Our affiliates include Summit Global Investments, LLC, the investment adviser to the SGI U.S. Large Cap Equity Fund, SGI U.S. Small Cap Equity Fund and SGI Global Equity Fund.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● SGI U.S. Large Cap Equity Fund, SGI U.S. Small Cap Equity Fund and SGI Global Equity Fund doesn’t share with nonaffiliates so they can market to you.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

● SGI U.S. Large Cap Equity Fund, SGI U.S. Small Cap Equity Fund and SGI Global Equity Fund may share your information with other financial institutions with whom they have joint marketing arrangements who may suggest additional fund services or other investments products which may be of interest to you. We do not currently have any joint marketing arrangements with other financial institutions.

Investment Adviser

Summit Global Investments, LLC
620 South Main Street
Bountiful, UT 84010

Administrator and Transfer Agent

U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

Principal Underwriter

Quasar Distributors, LLC
777 East Wisconsin Avenue, Floor 6
Milwaukee, WI 53202

Custodian

U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm

Ernst & Young LLP
One Commerce Square
2005 Market Street, Suite 700
Philadelphia, PA 19103

Legal Counsel

Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

SGI-AR19

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Julian A. Brodsky, Gregory P. Chandler and Nicholas A. Giordano are the registrant’s audit committee financial experts and each of them is “independent.”

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

	Fiscal Year 2019	Fiscal Year 2018
Ernst & Young LLP	$555,375	$503,650
PricewaterhouseCoopers LLP	$262,187	$255,514
Tait, Weller & Baker	$88,900	$88,300
Aggregate Fees	$906,462	$847,464

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were:

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	Fiscal Year 2019	Fiscal Year 2018
Ernst & Young LLP	$9,300	$0
PricewaterhouseCoopers LLP	$5,000	$0
Tait, Weller & Baker	$2,300	$0
Aggregate Fees	$16,600	$0

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were:

	Fiscal Year 2019	Fiscal Year 2018
Ernst & Young LLP	$150,700	$128,320
PricewaterhouseCoopers LLP	$49,100	$48,610
Tait, Weller & Baker	$17,300	$17,000
Aggregate Fees	$217,100	$193,930

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were:

	Fiscal Year 2019	Fiscal Year 2018
Ernst & Young LLP	$0	$0
PricewaterhouseCoopers LLP	$0	$0
Tait, Weller & Baker	$0	$0
Aggregate Fees	$0	$0

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval of Audit and Permitted Non-Audit Services

1.	Pre-Approval Requirements of the Company. The Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Company by the Auditor, including the fees associated with those services.
2.	Pre-Approval Requirements of Affiliates. Additionally, the Committee shall pre-approve any engagement of the Auditor to provide non-audit services to an investment adviser of a Portfolio or to any affiliate of such investment adviser that provides ongoing services to the Company, if the engagement relates directly to the operations and financial reporting of the Company.

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3.	Delegation. The Committee may delegate to the Chairman of the Committee, or if the Chairman is not available, one or more of its members, the authority to grant pre-approvals. The decisions of any member to whom authority is delegated shall be presented to the full Committee at its next scheduled meeting.
4.	Prohibited Services. The Committee shall confirm with the Auditor that the Auditor is not performing contemporaneously with the Company’s audit any prohibited non-audit services for the Company, any investment adviser of a Portfolio, or any affiliates of the Company or such investment advisers. The Auditor is responsible for informing the Committee of whether it believes that a particular service is permissible or prohibited pursuant to applicable regulations and standards.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	Not applicable.

(c)	Not applicable.

(d)	Not applicable.

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was not applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were:

	Fiscal Year 2019	Fiscal Year 2018
Ernst & Young LLP	$160,000	$128,320
PricewaterhouseCoopers LLP	$362,923	$324,610
Tait	$19,600	$17,000
Aggregate Fees	$542,523	$469,930

(h)	Not applicable.

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Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The Registrant’s Principal Executive and Principal Financial Officers have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

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Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Senior Officer Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the 1940 Act is attached hereto.

(a)(3) Not applicable to open-end investment companies.

(a)(4) There was no change in the registrant’s independent public accountant for the period covered by this report.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The RBB Fund, Inc.

By (Signature and Title)*	/s/ Salvatore Faia
Salvatore Faia, President
(principal executive officer)

Date	11/4/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Salvatore Faia
Salvatore Faia, President
(principal executive officer)

Date	11/4/2019

By (Signature and Title)*	/s/ James Shaw
James Shaw, Treasurer
(principal financial officer)

Date	11/4/2019

*	Print the name and title of each signing officer under his or her signature.

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